UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05159
                                                     ---------

                               RS Investment Trust
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                388 Market Street
                             San Francisco, CA 94111
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Terry R. Otton
                               c/o RS Investments
                                388 Market Street
                             San FRancisco, CA 94111
         ---------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-766-3863
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2006
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


06 ANNUAL REPORT

                                [GRAPHIC OMITTED]

GROWTH FUNDS

RS Diversified Growth Fund
RS Emerging Growth Fund
RS Growth Fund
The Information Age Fund(R)
RS Internet Age Fund(R)
RS MidCap Opportunities Fund
RS Smaller Company Growth Fund

VALUE FUNDS

RS Global Natural Resources Fund
RS Investors Fund
RS Partners Fund
RS Value Fund

12.31.06

Class A and K Shares


                                                                RS | INVESTMENTS

RS FUNDS

PHONE: 1.800.766.FUND (3863)
WEB: WWW.RSINVESTMENTS.COM
E-MAIL: FUNDS@RSINVESTMENTS.COM

24-HOUR ACCOUNT ACCESS

PHONE: 1.800.766.FUND (3863), OPTION 3
WEB: ENTER MY ACCOUNT ON RS INVESTMENTS' WEB SITE

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
as of 12/31/06
--------------------------------------------------------------------------------

                                                        1-YEAR       3-YEAR       5-YEAR      10-YEAR     ANNUALIZED
                                   TICKER   INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE
                                   SYMBOL        DATE   RETURN       RETURN       RETURN       RETURN      INCEPTION
---------------------------------------------------------------------------------------------------------------------
GROWTH FUNDS
---------------------------------------------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH FUND          RSDGX      8/1/96
   without sales load                                    8.06%         2.57%        0.74%       11.27%         13.12%
   with maximum sales load                               2.94%         0.91%       -0.24%       10.73%         12.59%
---------------------------------------------------------------------------------------------------------------------
RS EMERGING GROWTH FUND             RSEGX    11/30/87
   without sales load                                    9.45%         8.27%        2.19%       10.04%         15.44%
   with maximum sales load                               4.27%         6.53%        1.20%        9.51%         15.14%
---------------------------------------------------------------------------------------------------------------------
RS GROWTH FUND                      RSGRX     5/12/92
   without sales load                                   10.79%        11.35%        7.61%        6.64%         11.77%
   with maximum sales load                               5.53%         9.57%        6.57%        6.12%         11.40%
---------------------------------------------------------------------------------------------------------------------
THE INFORMATION AGE FUND(R)         RSIFX    11/15/95
   without sales load                                    8.19%         5.81%        4.01%        8.44%          9.15%
   with maximum sales load                               3.02%         4.12%        3.01%        7.92%          8.67%
---------------------------------------------------------------------------------------------------------------------
RS INTERNET AGE FUND(R)             RIAFX     12/1/99
   without sales load                                    2.45%         6.51%        6.66%          --          -3.18%
   with maximum sales load                              -2.45%         4.78%        5.61%          --          -3.85%
---------------------------------------------------------------------------------------------------------------------
RS MIDCAP OPPORTUNITIES FUND        RSMOX     7/12/95
   without sales load                                    9.43%        10.43%        8.03%        9.73%         11.62%
   with maximum sales load                               4.20%         8.66%        7.00%        9.19%         11.14%
---------------------------------------------------------------------------------------------------------------------
RS SMALLER COMPANY GROWTH FUND      RSSGX     8/15/96
   without sales load                                    4.62%         8.82%        4.79%       11.24%         11.83%
   with maximum sales load                              -0.33%         7.06%        3.77%       10.70%         11.30%
---------------------------------------------------------------------------------------------------------------------
VALUE FUNDS
---------------------------------------------------------------------------------------------------------------------
RS GLOBAL NATURAL RESOURCES FUND    RSNRX    11/15/95
   without sales load                                    8.11%        27.38%       28.02%       11.21%         13.60%
   with maximum sales load                               2.97%        25.33%       26.77%       10.67%         13.10%
---------------------------------------------------------------------------------------------------------------------
RS INVESTORS FUND                   RSINX    11/15/05
   without sales load                                   17.55%           --           --           --          19.94%
   with maximum sales load                              11.97%           --           --           --          14.85%
---------------------------------------------------------------------------------------------------------------------
RS PARTNERS FUND 1                  RSPFX     7/12/95
   without sales load                                   11.19%        17.94%       22.43%       14.14%         16.16%
   with maximum sales load                               5.90%        16.05%       21.25%       13.59%         15.67%
---------------------------------------------------------------------------------------------------------------------
RS VALUE FUND                       RSVAX     6/30/93
   without sales load                                   16.37%        18.89%       23.11%        6.50%          8.89%
   with maximum sales load                              10.86%        16.97%       21.93%        5.98%          8.50%
---------------------------------------------------------------------------------------------------------------------

1 RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 124 of the Prospectus.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES, AND, IF APPLIED, ARE REDUCED FOR LARGER PURCHASES. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

THIS REPORT MAY BE USED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE RS FUNDS BEFORE MAKING AN INVESTMENT DECISION. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION--PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. EXCEPT AS NOTED, NUMBERS ARE UNAUDITED. TO OBTAIN A COPY, PLEASE CALL 800-766-FUND OR VISIT WWW.RSINVESTMENTS.COM

Distributed by: Guardian Investors Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: NASD, SIPC.

--------------------------------------------------------------------------------
RS FUNDS INVESTMENT STYLES
--------------------------------------------------------------------------------

SMALL-CAP GROWTH

RS DIVERSIFIED GROWTH FUND

Focusing on small-cap growth companies. Managed by John Seabern. RSDGX

RS EMERGING GROWTH FUND

Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan, Steve Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy. RSEGX

RS SMALLER COMPANY GROWTH FUND

Focusing on smaller market-cap companies. Managed by Bill Wolfenden and Scott Tracy. RSSGX

SMALL-CAP VALUE

RS PARTNERS FUND+

A small-cap fund using a cash flow value methodology. Managed by Andy Pilara, MacKenzie Davis, David Kelley, and Joe Wolf. RSPFX

MID-CAP GROWTH

RS MIDCAP OPPORTUNITIES FUND

Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace. RSMOX

MID-CAP VALUE

RS VALUE FUND

A mid-cap fund using a cash flow value methodology. Managed by Andy Pilara, MacKenzie Davis, David Kelley, and Joe Wolf. RSVAX

MULTI-CAP GROWTH

RS GROWTH FUND

Seeking capital appreciation for the long-term investor. Managed by John Wallace. RSGRX

MULTI-CAP VALUE

RS INVESTORS FUND

A concentrated all-cap fund focusing on undervalued companies worldwide. Managed by Andy Pilara, MacKenzie Davis, David Kelley, and Joe Wolf. RSINX

SECTOR

THE INFORMATION AGE FUND(R)

Targeting investments in the information technology sector. Managed by Steve Bishop and Allison Thacker. RSIFX

RS INTERNET AGE FUND(R)

Investing in companies likely to benefit from the development of the Internet. Managed by Steve Bishop and Allison Thacker. RIAFX

RS GLOBAL NATURAL RESOURCES FUND

Focusing primarily on companies in natural resources industries worldwide. Managed by Andy Pilara and MacKenzie Davis. RSNRX

FUND LISTINGS

Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

PLEASE READ THE PROSPECTUS TO LEARN ABOUT THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES AND THE SPECIAL RISKS ASSOCIATED WITH THE RS FUNDS, INCLUDING INVESTING IN SMALL AND MID-SIZED COMPANIES; OVERWEIGHTING INVESTMENTS IN CERTAIN SECTORS OR INDUSTRIES; INVESTING IN THE TECHNOLOGY SECTOR; INVESTING IN A MORE LIMITED NUMBER OF ISSUERS AND SECTORS; INVESTING INTERNATIONALLY; INVESTING IN DEBT SECURITIES; AND INVESTING IN COMPANIES IN NATURAL RESOURCES INDUSTRIES. PLEASE CONTACT RS INVESTMENTS AT 800-766-FUND OR VISIT WWW.RSINVESTMENTS.COM FOR CURRENT INFORMATION.

+ RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 124 of the Prospectus.

      (THE INFORMATION ON THIS PAGE IS NOT PART OF THE ANNUAL REPORT)

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

RS INVESTMENTS OVERVIEW

Highlights ................................................................    2

CEO's Letter ..............................................................    4

Portfolio Manager Biographies .............................................    7

RS GROWTH FUNDS

RS Diversified Growth Fund ................................................   11

RS Emerging Growth Fund ...................................................   17

RS Growth Fund ............................................................   23

The Information Age Fund(R) ...............................................   29

RS Internet Age Fund(R) ...................................................   35

RS MidCap Opportunities Fund ..............................................   41

RS Smaller Company Growth Fund ............................................   47

RS VALUE FUNDS

RS Global Natural Resources Fund ..........................................   53

RS Investors Fund .........................................................   60

RS Partners Fund+ .........................................................   69

RS Value Fund .............................................................   79

UNDERSTANDING YOUR FUND'S EXPENSES ........................................   88

FINANCIAL INFORMATION

Schedules of Investments ..................................................   92

Statements of Assets and Liabilities ......................................  114

Statements of Operations ..................................................  116

Statements of Changes in Net Assets .......................................  118

Financial Highlights ......................................................  122

Notes to Financial Statements .............................................  128

Report of Independent Registered Public Accounting Firm ...................  140

Tax Designation ...........................................................  141

Supplemental Information ..................................................  142

ADMINISTRATION ............................................................  150

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES .............................  151

RS FUNDS INVESTMENT STYLES ................................................  153

EXCEPT AS OTHERWISE SPECIFICALLY STATED, ALL INFORMATION AND PORTFOLIO MANAGER COMMENTARY, INCLUDING PORTFOLIO SECURITY POSITIONS, IS AS OF DECEMBER 31, 2006. THE VIEWS EXPRESSED IN THE PORTFOLIO MANAGER LETTERS ARE THOSE OF THE FUND'S PORTFOLIO MANAGER(S) AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF RS INVESTMENTS. THE LETTERS CONTAIN SOME FORWARD-LOOKING STATEMENTS PROVIDING CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS; THEY DO NOT NECESSARILY RELATE TO HISTORICAL OR CURRENT FACTS. THERE CAN BE NO GUARANTEE THAT ANY FORWARD-LOOKING STATEMENT WILL BE REALIZED. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. ANY DISCUSSIONS OF SPECIFIC SECURITIES SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL THOSE SECURITIES. FUND HOLDINGS WILL VARY.

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 124 of the Prospectus.


                                                       WWW.RSINVESTMENTS.COM | 1

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

RS PARTNERS FUND RECEIVED FOUR-STAR OVERALL MORNINGSTAR RATING(TM) 1 (including the effects of sales charges, loads, and redemption fees)

THE RS PARTNERS FUND RECEIVED AN OVERALL MORNINGSTAR RATING(TM) OF FOUR STARS **** FROM MORNINGSTAR, A PROPRIETARY RESEARCH FIRM, AS OF DECEMBER 31, 2006. THE RATING IS BASED ON RISK-ADJUSTED RETURNS OUT OF 489 SMALL BLEND FUNDS. THE OVERALL MORNINGSTAR RATING(TM) FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE-, AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING(TM) METRICS.

[GRAPHIC OMITTED]

TOP DECILE AND QUARTILE RS FUNDS 2

THE FOLLOWING RS FUNDS WERE RANKED IN THE TOP DECILE OR QUARTILE OF THEIR PEER GROUPS BY LIPPER FOR THE FIVE- AND 10-YEAR PERIODS ENDED DECEMBER 31, 2006. RANKINGS ARE BASED ON TOTAL RETURN.

--------------------------------------------------------------------------------
LIPPER RANKINGS
As of 12/31/06
--------------------------------------------------------------------------------

RS FUND                                              TOP DECILE    TOP QUARTILE
--------------------------------------------------------------------------------
FIVE-YEAR
--------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)                                      X
Number 15 out of 238 funds in the science and
technology funds category. It also ranked number
230 out of 291 funds for the one-year period and
104 out of 262 funds for the three-year period.
--------------------------------------------------------------------------------

RS PARTNERS FUND                                             X
Number 1 fund out of 425 funds in the small-cap
core funds category. It also ranked number 556 out
of 702 funds for the one-year period and number 30
out of 542 funds for the the three-year period.
--------------------------------------------------------------------------------

RS VALUE FUND                                                X
Number 7 fund out of 166 funds in the mid-cap
value funds category. It also ranked number 112
out of 296 funds for the one-year period, number
13 out of 222 funds for the three-year period,
and number 46 out of 48 for the 10-year period.
--------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES FUND                                              X
Number 10 fund out of 72 funds in the natural
resources funds category. It also ranked number 98
out of 111 funds for the one-year period, number
43 out of 83 funds for the three-year period, and
number 27 out of 31 funds for the 10-year period.
--------------------------------------------------------------------------------

RS GROWTH FUND                                                                X
Number 61 out of 310 funds in the multi-cap growth
funds category. It also ranked number 134 out of
489 funds for the one-year period and 114 out of
394 funds for the three-year period.
--------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES FUND                                                  X
Number 87 fund out of 385 funds in the mid-cap
growth funds category. It also ranked number 233
out of 621 funds for the one-year period and
number 248 out of 489 funds for the three-year
period.
--------------------------------------------------------------------------------


2 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
LIPPER RANKINGS
As of 12/31/06
--------------------------------------------------------------------------------

RS FUND                                                            TOP QUARTILE
--------------------------------------------------------------------------------
10-YEAR
--------------------------------------------------------------------------------

RS DIVERSIFIED GROWTH FUND                                                    X
Number 31 fund out of 136 funds in the small-cap
growth funds category. It also ranked number 366
out of 557 funds for the one-year period, number
439 out of 456 funds for the three-year period and
number 342 out of 374 for the five-year period.
--------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)                                                   X
Number 9 out of 41 funds in the science and
technology funds category. It also ranked number
107 out of 291 funds for the one-year period,
number 127 out of 262 funds for the three-year
period, and number 61 out of 238 funds for the
five-year period.
--------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES FUND                                                  X
Number 36 fund out of 153 funds in the mid-cap
growth funds category.
--------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH FUND                                                X
Number 32 fund out of 136 funds in the small-cap
growth funds category. It also ranked number 491
out of 557 funds for the one-year period, number
249 out of 456 funds for the three-year period,
and number 235 out of 374 for the 5-year period.
--------------------------------------------------------------------------------

RS PARTNERS FUND                                                              X
Number 23 fund out of 124 funds in the small-cap
core funds category.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1 (C) 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

      Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating(TM), are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating(TM) based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

      RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 489 funds in the last three years, 386 funds in the last five years, and 119 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 4 stars for the three- and 10-year periods, and 5 stars for the five-year period. Past performance is no guarantee of future results.

2 (C) 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company ("Lipper Content"). All such information is protected by copyright: (C) 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

      Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.


                                                       WWW.RSINVESTMENTS.COM | 3

--------------------------------------------------------------------------------
CEO'S LETTER
--------------------------------------------------------------------------------

[PHOTO OMITTED]

TERRY R. OTTON
CEO, RS Investments

February 2, 2007

Dear Investors:

We just completed a historic year for our firm: Guardian Investor Services LLC, a wholly-owned subsidiary of The Guardian Life Insurance Company of America, purchased a majority interest in RS Investments. Guardian, a highly respected mutual life insurance company founded over 145 years ago, is steeped in a history of financial strength, stability, and integrity. We believe that our new relationship with Guardian will further allow us to perpetuate the culture that is the foundation of our long history of investment excellence and will ensure a stable, financially secure, and shareholder-centric organization.

THE MERITS OF THIS ALLIANCE

Like many employee-owned firms, RS Investments faced the challenge of continuing employee ownership across generations. Looking strategically at our business, we determined we wanted to perpetuate what the founding partners started more than 20 years ago: a structure that would allow our investment professionals to retain a meaningful stake in the business, attract new investment talent, and establish a means for future generational transfer for our most important asset
- our people.

As the compliance and regulatory environment in our industry continues to grow more complex, we believe RS Investments is benefiting from the additional resources that the Guardian partnership provides. Our relationship with Guardian also gives us access to additional services and operational expertise that can deliver a better and more efficient client service experience.

Our alliance with Guardian enables us to offer a diverse suite of products for the solution-driven investor. We have expanded the RS Funds available to you as we have incorporated all 13 Guardian retail mutual funds into the RS Investment Trust. Now, our retail Fund Family is comprised of 23 funds covering a number of investment strategies that include growth, value, core equity, fixed income, and international.


4 | CALL 1-800-766-FUND

We believe we are well positioned to serve the evolving needs of our shareholders. As a result of our relationship with Guardian, we are at the forefront of providing "outcome-driven" financial solutions from both a product and financial planning standpoint. Our industry is undergoing several major transitions. Retail investors are relying more on their advisers to put together a total solution, balancing risk/reward and the investment vehicles that can be combined to construct an efficient portfolio. Lifecycle products have become increasingly important to facilitate some 77 million baby boomers' shift from the accumulation phase to the payout phase of their retirement planning. The insurance industry is well positioned to serve baby boomers' needs in making this shift. With Guardian's role in the forefront of insurance products, and our suite of complementary investment products and strategies, we believe we can meet our shareholders' needs more effectively than ever before.

The industry has also recognized the benefits to our shareholders from our relationship with Guardian: The transaction was recently nominated for "DEAL OF THE YEAR" by Institutional Investor's FUND ACTION newsletter. The nominations recognize the firms whose transactions most changed the landscape of the mutual fund industry in 2006.

INVESTMENT TEAMS

We have always believed that research makes a difference, and we strive to hire and retain the best investment talent. Our investment team now totals 28 portfolio managers and analysts, and we recently hired three outstanding new analysts: Ken Settles and Martin Engel on the Value Team and Adam Weiner on the Core Equity Team. Their bios are on our Web site at www.RSinvestments.com.

We also recently promoted four senior analysts on the Growth Team to co-portfolio manager roles for the RS Emerging Growth Fund and the RS Smaller Company Growth Fund. Although our investment process remains unchanged, we expect this move to further expand the opportunities for these highly qualified investment professionals to contribute to the performance of these funds alongside the lead managers, Jim Callinan and Bill Wolfenden.

INDUSTRY RECOGNITION AND AWARDS

I am pleased to share recent recognition RS has received:

o John Wallace of the RS Growth Fund was ranked one of BARRON'S top fund managers in its prestigious annual survey. 1

o The RS Value Fund and the RS Global Natural Resources Fund were listed on the WALL STREET JOURNAL'S Honor Roll of Market-Beating Funds as of November 30, 2006, and the RS Value Fund was still listed as of December 31, 2006. 2

o BUSINESSWEEK'S Mutual Fund Scoreboard ranked RS Growth Fund, RS Value Fund, and RS Partners Fund among the top equity funds in their respective investment style categories that earned the best risk-adjusted returns in the past five years. 3

o For the third consecutive year, RS Investments has received the Dalbar Customer Service Award for outstanding customer service in 2006.

FIDUCIARY RESPONSIBILITY

We take our fiduciary responsibility to our clients very seriously. In furtherance of this, we believe our regulatory and compliance procedures are based on industry best practices, and we go so far as to have our compliance controls and procedures reviewed in detail by PricewaterhouseCoopers. Very few firms of the size of RS Investments have this review, known as an SAS 70 examination, performed.

I encourage you to visit our Web site at www.RSinvestments.com, where you will find comprehensive information about our mutual funds and corporate governance. We also include the investments of each of our managers in their respective funds demonstrating our personal conviction in investing alongside our clients.


                                                       WWW.RSINVESTMENTS.COM | 5

--------------------------------------------------------------------------------
CEO'S LETTER (CONTINUED)
--------------------------------------------------------------------------------

Our vision and focus is clear, and we remain steadfast in upholding the highest standard of integrity in all aspects of our organization. We believe that our relationship with Guardian will result in a strong, enduring firm that will continue to be driven by a culture of long-term investment excellence and a focus on our clients and putting their needs first.

We are committed to continuing to improve our firm and to meeting and exceeding your expectations. Thank you for your support.

Sincerely,

/s/ Terry R. Otton

Terry R. Otton
Chief Executive Officer

--------------------------------------------------------------------------------
1 To determine BARRON'S annual rankings in the August 14, 2006, issue, Value Line screened 3,344 equity funds, first eliminating those with more than two lead managers, as well as managers with less than three years' tenure. It then organized the survey by investment objective, cutting sector funds and offerings with less than $100 million in assets. Only 505 managers finally qualified to be ranked (on the basis of the oldest share class for each fund). Managers were scored based on how much risk-adjusted value they added relative to others with the same Value Line investment objective.

      The system uses volatility as a proxy for risk, giving higher scores to managers who generate more stable returns. For example, if a fund's return is judged to be 25% more volatile than its peers-- on a monthly basis over the manager's tenure-- it is expected to generate 25% higher returns. A manager with average performance and volatility for a particular investment objective receives a score of zero. Superior managers receive positive scores that indicate the value they've added to a fund's performance on an annualized basis. A manager with a 10% rating, for example, has added 10% to performance, above and beyond the average return for a particular investment objective.

2 THE WALL STREET JOURNAL (dated December 4, 2006, and January 4, 2007) asked Morningstar Inc. to find funds with the longest active streaks of beating the Standard & Poor's 500-stock index on an annual basis. Morningstar found 48 funds with eight-year streaks of beating the S&P 500 as of November 30, 2006. 43 funds had eight-year streaks as of December 30, 2006.

3 BUSINESSWEEK'S article "Meet the Funds That Perform" dated January 22, 2007, ranked the top equity and bond funds out of 6,061 funds based on the past five years' pre-tax total returns adjusted for risk.

      Guardian Investor Services LLC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, New York, NY.


6 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGER BIOGRAPHIES
--------------------------------------------------------------------------------

OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

[PHOTOS OMITTED]

STEVE BISHOP
has been co-portfolio manager of the RS Internet Age Fund(R) since February 2001, The Information Age Fund(R) since July 2001, and of RS Emerging Growth Fund since January 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

[PHOTOS OMITTED]

JIM CALLINAN
has managed the RS Emerging Growth Fund since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

[PHOTOS OMITTED]

MELISSA CHADWICK-DUNN
has been a co-portfolio manager of RS Emerging Growth Fund since January 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.


                                                       WWW.RSINVESTMENTS.COM | 7

--------------------------------------------------------------------------------
PORTFOLIO MANAGER BIOGRAPHIES (CONTINUED)
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

JOHN SEABERN
is the portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception (and as co-portfolio manager from October 1997 through April 2005). Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado, and is a Chartered Financial Analyst.

[PHOTOS OMITTED]

ALLISON THACKER
has  been a  co-portfolio  manager  of the  RS  Internet  Age  Fund(R)  and  The
Information Age Fund(R) since April 2003, and RS Emerging Growth Fund since January 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

[PHOTOS OMITTED]

D. SCOTT TRACY
has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

[PHOTOS OMITTED]

JOHN WALLACE
has managed the RS MidCap Opportunities Fund since its inception and the RS Growth Fund since July 2001. Mr. Wallace was also the co-portfolio manager of the RS Diversified Growth Fund from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed the Oppenheimer Main Street Income and Growth Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.


8 | CALL 1-800-766-FUND

[PHOTOS OMITTED]

BILL WOLFENDEN
has managed the RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

[PHOTOS OMITTED]

MACKENZIE DAVIS
has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005 and co-portfolio manager of RS Investors Fund, RS Partners Fund, and RS Value Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

[PHOTOS OMITTED]

DAVID KELLEY
has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.


                                                       WWW.RSINVESTMENTS.COM | 9

--------------------------------------------------------------------------------
PORTFOLIO MANAGER BIOGRAPHIES (CONTINUED)
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

ANDREW PILARA
has managed the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001 and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

[PHOTOS OMITTED]

JOE WOLF
has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

--------------------------------------------------------------------------------
The Statement of Additional Information provides further information about the Portfolio Managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.


10 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------

FOCUSING ON SMALL-CAP GROWTH COMPANIES

PORTFOLIO MANAGER

JOHN SEABERN

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
VALUE       BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY

THE RS DIVERSIFIED GROWTH FUND IS AN ACTIVELY MANAGED PORTFOLIO THAT SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALL-CAP GROWTH STOCKS. OUR FUNDAMENTAL RESEARCH IS COMBINED WITH TREND ANALYSIS AND STRICT VALUATION CRITERIA TO IDENTIFY INVESTMENT OPPORTUNITIES WITH ACCEPTABLE RISK/REWARD PROFILES.

INVESTMENT PROCESS

Our fundamental bottom-up approach is focused on companies we believe have superior business model dynamics, combined with trend analysis and strict valuation criteria. Our ideal investment is a company with sustainable (three to five years) earnings and significant cash flow growth, a high degree of revenue visibility, significant unrecognized operating leverage, and a healthy balance sheet to fund future growth initiatives. We invest alongside management teams who are significant stakeholders themselves, with track records of being excellent stewards of shareholder capital. Our formula for long-term success also includes a disciplined approach to risk management: We seek to minimize losses quickly, we monitor industry diversification closely, and we seek to manage position sizes to achieve optimal risk-adjusted returns.

PERFORMANCE

The economic uncertainty that clouded third quarter performance was overcome by strong gross domestic product and employment reports during the fourth quarter, and inflation remains subdued. The markets have begun to discount a "slowing growth" scenario similar to what we've been expecting all year long, which we believe should help improve the relative performance of small-cap growth equities. The RS Diversified Growth Fund posted strong results in the fourth quarter by gaining 11.71% compared with 8.77% for the benchmark Russell 2000(R) Growth Index 4. More important, the Fund generated positive alpha from every Russell economic sector except producer durables and energy. While we have been somewhat cautious on economically sensitive sectors all year, it was nice to see the Fund perform well in a quarter that was led by more-cyclical and "value-oriented" sectors. The Fund returned 8.06% for the year compared with a strong increase of 13.35% for the benchmark.

PORTFOLIO REVIEW

Fourth quarter performance reflects the positive impact of good stock selection in the consumer discretionary sector, which added about 90 basis points of alpha. The Fund generated very strong returns in retail, where our investments were up on average 18% vs. the 5% return for the benchmark.

Leading the way was Cache (1.04% of assets as of 12/31/06), up 41% during the quarter. We invested in Cache in April after meeting with management and learning about its new merchandising and direct-sourcing initiatives. Subsequently, the company hired a well-known industry veteran to reinvigorate its marketing programs and launch a newly created customer loyalty program. Based on our research, we think these strategic changes will have a meaningful longer-term impact on comparable store sales, profit margins, and returns on invested capital. A retail investment that didn't perform well for the Fund was Bebe Stores (1.33%), which declined 20% during the quarter. We believe that Bebe is heading into a 12-month period of easy comparable store sales comparisons, a period of accelerated new store openings, expansion of higher-volume stores, and a refocused catalog circulation strategy aimed at higher-value customers. Although we expect this strategy to pay off with better-than-expected earnings results over the next 12 months, we were somewhat surprised by the weaker-than-expected results reported in October,


                                                      WWW.RSINVESTMENTS.COM | 11

--------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

which caused the underperformance. We will continue to monitor the company's progress on these initiatives; and if we feel there is potential for more slippage, we will exit our position and look for new opportunities.

Technology was also a good source of alpha during the fourth quarter, with the Fund generating returns of 11.4% vs. the benchmark technology return of 7.8%. A big winner for the Fund was InPhonic (1.02%), which appreciated 40% during the quarter. We discussed our investment rationale for InPhonic in our 2005 annual report as it was one of our worst performers during fourth quarter 2005. We stayed the course with our investment primarily because of the changing business model at InPhonic and the positive implications it would have on future value. The company provides online subscriber activations for wireless carriers, which is a distribution channel that is only about 12% penetrated today. We believe that given the superior economic model of activating new subscribers online vs. through a traditional retail store, more carriers are adopting this model. InPhonic's new "residual income" model aligns the company more strategically with its carrier customers while giving it improved revenue visibility and enhanced operating leverage. We estimate InPhonic's market share to be somewhere in the 70% to 80% range, and industry growth rate estimates are approximately 25%, which, combined with a 12% penetration rate, gives this company significant opportunity over the next two to three years.

A tech stock that didn't perform well during the quarter was Trident Microsystems (1.14%), which declined 22% due to its CEO's resignation over his involvement with historical stock option backdating. We have recently increased our position in the stock because we think the business fundamentals are extremely strong and that Trident's design win momentum in 2006 will lead to very strong growth in 2007 and beyond. The stock currently trades at 13 times our 2007 earnings estimate, which is a 50% discount to comparable companies in this sector, providing us with a great risk/reward ratio.

The Fund's health care performance was also strong during the quarter. We decided last year to de-emphasize our biotech exposure because our ability to handicap clinical trial outcomes (mainly phase III) wasn't paying off. We had witnessed too many episodes of companies' having positive drug responses in patients but not meeting predetermined statistical endpoints or satisfying federal Food and Drug Administration trial protocols. Thus we could be right on our fundamental work and dead wrong on the stock performance due to intricate technicalities.

One biotech investment we did make was Array BioPharma (0.67%), which appreciated 52% during the quarter. The company was founded by a handful of former Amgen employees who have historically focused on discovery research for other large biotech organizations. Over the past couple of years, Array has focused on developing proprietary oral drugs for the treatment of cancer and inflammation. We invested in Array because of its robust pipeline of validated targets and the potential for value creation as its five lead programs progress through phase I and II trials. We like the risk/reward ratio, because the company has no near-term "binary" events that could create a wild devaluation in the stock, and its clinical programs are fully funded for the next three years. More exciting, however, is the scarcity value of validated cancer targets and the implied market value. Private market values of similar companies in the early-stage-cancer market have been valued in the $1.3 billion to $1.6 billion market-cap range. If Array were to receive a similar valuation, we believe there could be another 200% upside from current levels.

A health care investment that didn't perform well was LifeCell Corporation (0.00%), down 25% during the quarter. LifeCell is a company that develops human tissue matrixes for the reconstructive and orthopedic markets. We had invested in LifeCell because of the company's leading market share in a fast-growing market that is seeing accelerating adoption rates by surgeons. A major risk factor in this market is the low barrier to entry; and given LifeCell's attractive margin


12 | CALL 1-800-766-FUND
structure, we expected to see some competition. Last summer C.R. Bard launched a competitive product that we felt was inferior, and we didn't expect Bard to take share from LifeCell. We were proven wrong when LifeCell reported a slight miss on third quarter earnings expectations, so we cut our losses and sold our position. We never like losing money on a stock, but if our original investment thesis doesn't play out as expected, we will sell our position in a company and move on.

OUTLOOK

We think we are in the midst of a midcycle economic slowdown that we've been discussing over the course of the past year. If we are correct, we think lower short-term interest rates and lower inflation are going to be major macro drivers in 2007. This assumption is based mostly on the lag effect from Federal Reserve Board rate hikes combined with a slowdown in consumer spending. We continue to take a slightly defensive stance on cyclical growth sectors due to our view that we are in a slowing economic growth phase. Stock selection will become even more critical as more economically sensitive companies are faced with diminishing growth prospects. We think there could be a shift back to "growth" stocks from "value" stocks, and premium valuations will be placed on companies with strong secular growth prospects. Our goal is to remain as objective as possible if any of these risks become reality and to adjust our portfolio risk profile accordingly.

As a fellow shareholder, I thank you for your continued interest and support.

/s/ John Seaburn

John Seabern
Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 13

--------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Equinix, Inc.                                                              0.89%
--------------------------------------------------------------------------------
Century Aluminum Co.                                                       0.75%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        0.70%
--------------------------------------------------------------------------------
Illumina, Inc.                                                             0.66%
--------------------------------------------------------------------------------
InterDigital Communications Corp.                                          0.58%
--------------------------------------------------------------------------------
Atheros Communications                                                     0.54%
--------------------------------------------------------------------------------
Amerisafe, Inc.                                                            0.51%
--------------------------------------------------------------------------------
Array BioPharma, Inc.                                                      0.46%
--------------------------------------------------------------------------------
TETRA Technologies, Inc.                                                   0.46%
--------------------------------------------------------------------------------
RPC, Inc.                                                                  0.45%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Linktone Ltd.                                                             -0.69%
--------------------------------------------------------------------------------
Marchex, Inc.                                                             -0.65%
--------------------------------------------------------------------------------
Openwave Systems, Inc.                                                    -0.58%
--------------------------------------------------------------------------------
Hexcel Corp.                                                              -0.52%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.51%
--------------------------------------------------------------------------------
Champion Enterprises, Inc.                                                -0.46%
--------------------------------------------------------------------------------
Matria Healthcare, Inc.                                                   -0.45%
--------------------------------------------------------------------------------
Warrior Energy Service Corp.                                              -0.41%
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                                                          -0.38%
--------------------------------------------------------------------------------
Radiation Therapy Services, Inc.                                          -0.38%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


14 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $215.3 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    4.1%
Consumer Discretionary                                                     20.7%
Consumer Staples                                                            1.1%
Financial Services                                                         11.3%
Health Care                                                                18.7%
Integrated Oils                                                             0.0%
Materials and Processing                                                    5.2%
Other                                                                       4.2%
Other Energy                                                                6.3%
Producer Durables                                                           6.3%
Technology                                                                 18.7%
Utilities                                                                   1.3%
Cash/Other Assets and Liabilities                                           2.1%
--------------------------------------------------------------------------------

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

iShares Russell 2000 Growth Index Fund                                     4.08%
--------------------------------------------------------------------------------
FTI Consulting, Inc.                                                       2.14%
--------------------------------------------------------------------------------
Entegris, Inc.                                                             2.09%
--------------------------------------------------------------------------------
Orthofix International N.V.                                                1.86%
--------------------------------------------------------------------------------
Healthways, Inc.                                                           1.54%
--------------------------------------------------------------------------------
The9 Ltd.                                                                  1.43%
--------------------------------------------------------------------------------
Nutri/System, Inc.                                                         1.43%
--------------------------------------------------------------------------------
FEI Co.                                                                    1.36%
--------------------------------------------------------------------------------
I-Flow Corp.                                                               1.35%
--------------------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc.                                               1.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                           3-YEAR       5-YEAR      10-YEAR     ANNUALIZED    TOTAL RETURN
                                      1-YEAR TOTAL     ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE           SINCE
                                            RETURN         RETURN       RETURN       RETURN    INCEPTION 3     INCEPTION 3
---------------------------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund, Class A
   without sales load                         8.06%          2.57%        0.74%       11.27%         13.12%         261.33%
   with maximum sales load                    2.94%          0.91%       -0.24%       10.73%         12.59%         244.12%
---------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4               13.35%         10.51%        6.93%        4.88%          5.79%          79.81%
---------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                           15.79%         10.44%        6.19%        8.42%          9.53%         158.15%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: August 1, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 15

--------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 08/01/96
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                         RS Diversified          Russell 2000(R)
                         Growth Fund             Growth Index(4)
                       ----------------       --------------------
      8/1/1996               $9,525                  $10,000
          9/96              $10,582                  $11,137
         12/96              $11,830                  $11,166
          3/97              $11,306                   $9,995
          6/97              $12,687                  $11,750
          9/97              $15,878                  $13,738
         12/97              $15,314                  $12,612
          3/98              $17,778                  $14,110
          6/98              $16,382                  $13,300
          9/98              $13,721                  $10,326
         12/98              $17,806                  $12,767
          3/99              $19,980                  $12,552
          6/99              $25,784                  $14,403
          9/99              $27,342                  $13,695
         12/99              $44,552                  $18,268
          3/00              $55,896                  $19,964
          6/00              $44,822                  $18,492
          9/00              $42,513                  $17,758
         12/00              $32,562                  $14,171
          3/01              $28,940                  $12,016
          6/01              $34,374                  $14,176
          9/01              $24,275                  $10,195
         12/01              $33,176                  $12,863
          3/02              $30,423                  $12,611
          6/02              $24,490                  $10,632
          9/02              $18,385                   $8,344
         12/02              $20,197                   $8,971
          3/03              $18,128                   $8,623
          6/03              $24,661                  $10,705
          9/03              $27,485                  $11,825
         12/03              $31,893                  $13,325
          3/04              $32,320                  $14,069
          6/04              $31,650                  $14,082
          9/04              $28,555                  $13,235
         12/04              $32,363                  $15,231
          3/05              $29,810                  $14,192
          6/05              $30,466                  $14,686
          9/05              $32,905                  $15,613
         12/05              $31,849                  $15,864
          3/06              $34,645                  $18,142
          6/06              $32,006                  $16,827
          9/06              $30,808                  $16,531
         12/06              $34,417                  $17,981

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Diversified Growth Fund and in the Russell 2000(R) Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


16 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

PORTFOLIO MANAGER

JIM CALLINAN

CO-PORTFOLIO MANAGERS

STEVE BISHOP, MELISSA CHADWICK-DUNN,

ALLISON THACKER, AND SCOTT TRACY

INVESTMENT STYLE

-------------------------------
Large-Cap   Mid-Cap   Small-Cap
-------------------------------
Value       Blend     Growth
-------------------------------

FUND PHILOSOPHY

THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALLER, RAPIDLY GROWING EMERGING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT HAVE EXPERIENCED STRONG REVENUE GROWTH ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

INVESTMENT PROCESS

The RS Emerging Growth Fund seeks capital appreciation by investing in smaller-capitalization growth stocks in an attempt to discover the faster-growing firms in the emerging sectors of the economy. We seek revenue and earnings growth rates that are superior to those of the benchmark Russell 2000(R) Growth Index 4. As a consequence the Fund's valuation levels are often higher than the benchmark's and those of other funds in this classification; and the Fund may experience much higher levels of volatility and be riskier than the benchmark. Because of the volatile financial and operating results of these smaller firms, our investments in emerging companies frequently require us to generate high levels of trading activity. The Fund is appropriate only for investors with a long-term investment horizon and should constitute only a small portion of an overall allocation to growth equities.

PERFORMANCE

The RS Emerging Growth Fund appreciated 9.45% in 2006 driven by performance in the financial services and technology sector holdings. The benchmark, Russell 2000 Growth Index, gained 13.35%, helped by another year of surprisingly strong cyclical performance, especially in producer durables and materials and processing. Our reluctance to overweight what we consider to be economically sensitive industrial companies contributed to underperformance.

PORTFOLIO REVIEW

We were premature in our postulation that deep cyclicals would correct in 2006, which we stated in last year's letter. We were correct in our assumption that energy stocks would cool and that housing would collapse. Cyclical stocks make up approximately 40% of the Russell 2000 Growth Index. We chose this imperfectly constructed index back in 1996 because we thought it most closely reflected our "emerging growth" style. Currently, cyclicals have goosed this index due to a rebound in energy, materials, and industrial spending. We believe the clock is ticking in these sectors. The former has cooled as natural gas prices suffered from rising inventory levels. The latter was stronger this year as long-term rates remained low and real estate investment trusts (REITs) were flush with capital. The cyclicals for the most part just rolled on again in 2006, and their increased importance to the Russell 2000 Growth Index make this index highly susceptible to an economic downturn.

Our stock selection showed mixed results. We outperformed in financial services and technology. Most of our best selections in financials centered around the emerging growth subsector of electronic exchanges. Intercontinental Exchange (0.55% of assets as of 12/31/06) benefited from energy trading volumes and


                                                      WWW.RSINVESTMENTS.COM | 17

--------------------------------------------------------------------------------
RS EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

new services. International Securities Exchange (0.83%) traded options primarily for discount and online consumer accounts. Strong equity market performance in the U.S. drove up valuation for all participating firms but the highest valuation expansion accrued to the exchanges. We are encouraged by this action as investors in 2006 assigned the "emerging" businesses the highest valuations in the sector. Another financial services winner was Huron Consulting (0.83%), which provides legal, financial, and operational consulting; as such the company successfully hired ahead of strong demand and made a handful of strategic acquisitions. Our financial services holdings enjoyed a revaluation upward as well as accelerating fundamentals.

Technology also performed well for us, especially the computer software/service segment. Our top three holdings in this category are infrastructure providers to Internet e-commerce participants. Akamai Technologies (1.11%) experienced a dramatic acceleration in its video delivery network as newer advertisers continue to seek more branded media messages on the Internet. Equinix (1.00%), one of the few collocation Web-hosting providers to add capacity in key locations such as Silicon Valley during the downturn in 2001 to 2003, now has pricing power and a fairly long-term cost advantage over its competition. Digital River (1.14%) enjoyed a valuation surge in 2006 as its revenue grew 35% to 40% due to marketing and distributing technology products over the Web. Internet-based services and software stocks enjoyed more predictable demand, higher operating margins, and their valuations were bolstered by a second-half surge in private equity and strategic buyer acquisitions. These stocks, which in the midsummer had moribund performance, rose slightly as buyout firms and Oracle (0.00%) made acquisition announcements. We believe short sellers are running scared of private equity valuation "putting floors" into stock prices. Thus, the software sectors, having resurgent fundamentals, enjoyed the additional benefit of acquisition "fever." Strategic acquirers are also on the prowl. Executives enticed by higher stock prices, a stronger economy, and an increasing corporate hunger for revenue are proposing growth-inducing acquisitions. These buyers took over a number of our holdings this year, including RSA Security (0.00%), Lifeline Systems (0.00%), and M-Systems (0.00%).

We suffered doubly in health care and the consumer sector. Performance of health care lagged within the benchmark by half, and our stock selections were sub par compared with the health care stocks within the index. Our worst biotech holdings were Altus Pharmaceuticals (0.00%), ViroPharma (0.47%), and DOV Pharmaceutical (0.00%). In medical devices, we lost relative performance in I-Flow (0.00%), SonoSite (0.00%), and AngioDynamics (0.48%).

The consumer discretionary sector also underperformed the overall Russell 2000 Growth Index. Our worst selections included Universal Technical Institute (0.00%), Select Comfort (0.00%), and LoJack (0.00%). We stayed with these three stocks far too long, as we felt long-term growth would exceed short-term deceleration of the fundamentals. Universal Technical Institute provides auto-mechanic education but its enrollment is slowing due to full employment. Select Comfort is expanding distribution but its traditional high-cost retail stores are offsetting sales gains. LoJack was expected to slow down its growth in 2006, but we thought that new growth initiatives would allow it to exceed estimates. This did not happen and LoJack actually fared worse than expected. As we discussed in previous letters, we had thought that the consumer sector was decelerating, and so we slightly underweighted the retail subsector. Retail actually did well in 2006 as energy prices receded and the Federal Reserve Board eased back on rate hikes to spare the beleaguered housing sector. We remain cautious on retail going into 2007.


18 | CALL 1-800-766-FUND

OUTLOOK

At year-end 2006, we are again optimistic about the future of the Fund. Its holdings grew revenues at an average rate of 45% in the third quarter, whereas the index holdings grew revenues at about 36%. Fund and index 2007 expected earnings growth rates are in line at about 34%; but as the cyclically driven steam is let out of the index in 2007, we believe our secular stories will return to be the fastest-growing stocks. We are even more confident that emerging growth investing will return to dominance at some point, in spite of seven years of small-cap value-style dominance. We are hopeful that investors will turn once again to the innovative companies that transformed the economic landscape over the past 10 years.

We appreciate your dedication to our style of investing, and we thank you for your investment.

/s/ Jim Callinan              /s/ Steve Bishop

Jim Callinan                  Steve Bishop
Portfolio Manager             Co-Portfolio Manager

/s/ Melissa Chadwick-Dunn

Melissa Chadwick-Dunn
Co-Portfolio Manager

/s/ Allison Thacker           /s/ Scott Tracy

Allison Thacker               Scott Tracy
Co-Portfolio Manager          Co-Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 19

--------------------------------------------------------------------------------
RS EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Illumina, Inc.                                                             1.22%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               0.91%
--------------------------------------------------------------------------------
Equinix, Inc.                                                              0.84%
--------------------------------------------------------------------------------
Dril-Quip, Inc.                                                            0.76%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.                                                  0.74%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        0.67%
--------------------------------------------------------------------------------
IntercontinentalExchange, Inc.                                             0.62%
--------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc.                                      0.60%
--------------------------------------------------------------------------------
Huron Consulting Group, Inc.                                               0.52%
--------------------------------------------------------------------------------
THQ, Inc.                                                                  0.51%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

American Science and Engineering, Inc.                                    -0.62%
--------------------------------------------------------------------------------
Rackable Systems, Inc.                                                    -0.45%
--------------------------------------------------------------------------------
Merge Technologies, Inc.                                                  -0.42%
--------------------------------------------------------------------------------
Matria Healthcare, Inc.                                                   -0.40%
--------------------------------------------------------------------------------
DOV Pharmaceutical, Inc.                                                  -0.35%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.34%
--------------------------------------------------------------------------------
Linktone Ltd.                                                             -0.33%
--------------------------------------------------------------------------------
eResearch Technology, Inc.                                                -0.29%
--------------------------------------------------------------------------------
Centene Corp.                                                             -0.29%
--------------------------------------------------------------------------------
Parallel Petroleum Corp.                                                  -0.29%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


20 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $738.4 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.5%
Consumer Discretionary                                                     23.8%
Consumer Staples                                                            0.0%
Financial Services                                                         15.6%
Health Care                                                                21.8%
Integrated Oils                                                             0.0%
Materials and Processing                                                    1.5%
Other                                                                       0.1%
Other Energy                                                                3.5%
Producer Durables                                                           3.0%
Technology                                                                 27.8%
Utilities                                                                   1.7%
Cash/Other Assets and Liabilities                                           0.7%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

Investment Technology Group, Inc.                                          1.84%
--------------------------------------------------------------------------------
Portfolio Recovery Associates, Inc.                                        1.80%
--------------------------------------------------------------------------------
Time Warner Telecom, Inc.                                                  1.67%
--------------------------------------------------------------------------------
Synaptics, Inc.                                                            1.59%
--------------------------------------------------------------------------------
ValueClick, Inc.                                                           1.58%
--------------------------------------------------------------------------------
United Surgical Partners International, Inc.                               1.56%
--------------------------------------------------------------------------------
The9 Ltd.                                                                  1.55%
--------------------------------------------------------------------------------
Vital Images, Inc.                                                         1.50%
--------------------------------------------------------------------------------
Kyphon, Inc.                                                               1.47%
--------------------------------------------------------------------------------
The TriZetto Group, Inc.                                                   1.41%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                         3-YEAR       5-YEAR      10-YEAR     ANNUALIZED   TOTAL RETURN
                                      1-YEAR TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE          SINCE
                                            RETURN       RETURN       RETURN       RETURN    INCEPTION 3    INCEPTION 3
------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund, Class A
   without sales load                         9.45%        8.27%        2.19%       10.04%         15.44%      1,451.63%
   with maximum sales load                    4.27%        6.53%        1.20%        9.51%         15.14%      1,376.86%
------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4               13.35%       10.51%        6.93%        4.88%          9.42%        458.13%
------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                           15.79%       10.44%        6.19%        8.42%         12.51%        849.18%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 30, 1987.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 21

--------------------------------------------------------------------------------
RS EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/30/87
--------------------------------------------------------------------------------


             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                         RS Emerging             Russell 2000(R)
                         Growth Fund             Growth Index(4)
                       ----------------       --------------------
         11/87              $9,525                   $10,000
         12/87             $12,012                   $11,040
          3/88             $13,233                   $12,963
          6/88             $14,498                   $13,786
          9/88             $13,444                   $13,406
         12/88             $13,700                   $13,289
          3/89             $14,981                   $14,276
          6/89             $15,915                   $15,200
          9/89             $18,025                   $16,558
         12/89             $19,789                   $15,970
          3/90             $20,135                   $15,545
          6/90             $23,467                   $16,526
          9/90             $18,373                   $12,214
         12/90             $21,684                   $13,189
          3/91             $27,946                   $17,219
          6/91             $25,586                   $16,622
          9/91             $30,045                   $18,415
         12/91             $34,423                   $19,940
          3/92             $33,872                   $20,486
          6/92             $28,030                   $18,026
          9/92             $27,597                   $18,375
         12/92             $33,545                   $21,490
          3/93             $29,424                   $21,105
          6/93             $29,284                   $21,713
          9/93             $33,685                   $23,740
         12/93             $35,965                   $24,364
          3/94             $36,745                   $23,371
          6/94             $33,745                   $21,898
          9/94             $39,066                   $23,944
         12/94             $38,829                   $23,772
          3/95             $41,160                   $25,076
          6/95             $40,378                   $27,563
          9/95             $46,844                   $30,698
         12/95             $46,715                   $31,151
          3/96             $48,320                   $32,941
          6/96             $54,352                   $34,866
          9/96             $55,135                   $34,569
         12/96             $56,755                   $34,660
          3/97             $48,808                   $31,025
          6/97             $59,978                   $36,471
          9/97             $72,618                   $42,642
         12/97             $67,278                   $39,147
          3/98             $79,576                   $43,798
          6/98             $81,229                   $41,282
          9/98             $62,243                   $32,052
         12/98             $86,129                   $39,628
          3/99            $110,185                   $38,962
          6/99            $128,912                   $44,708
          9/99            $138,933                   $42,509
         12/99            $243,365                   $56,705
          3/00            $290,578                   $61,968
          6/00            $258,568                   $57,400
          9/00            $247,938                   $55,120
         12/00            $182,433                   $43,986
          3/01            $128,267                   $37,299
          6/01            $149,693                   $44,003
          9/01            $102,903                   $31,647
         12/01            $132,618                   $39,927
          3/02            $120,476                   $39,145
          6/02             $94,780                   $33,001
          9/02             $73,355                   $25,899
         12/02             $79,364                   $27,844
          3/03             $76,588                   $26,765
          6/03             $95,071                   $33,228
          9/03            $105,183                   $36,706
         12/03            $116,461                   $41,361
          3/04            $122,926                   $43,670
          6/04            $121,600                   $43,710
          9/04            $114,844                   $41,083
         12/04            $134,116                   $47,278
          3/05            $122,636                   $44,051
          6/05            $127,568                   $45,584
          9/05            $132,831                   $48,464
         12/05            $135,028                   $49,242
          3/06            $150,280                   $56,314
          6/06            $139,131                   $52,231
          9/06            $136,769                   $51,313
         12/06            $147,793                   $55,813

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Emerging Growth Fund and in the Russell 2000(R) Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


22 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS GROWTH FUND
--------------------------------------------------------------------------------

SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

PORTFOLIO MANAGER

JOHN WALLACE

INVESTMENT STYLE

-------------------------------
Large-Cap   Mid-Cap   Small-Cap
-------------------------------
Value       Blend     Growth
-------------------------------

FUND PHILOSOPHY

THE RS GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN GROWTH COMPANIES. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED AND LARGER, MORE ESTABLISHED COMPANIES WITH STRONG GROWTH RATES AND REASONABLE STOCK VALUATIONS.

INVESTMENT PROCESS

We seek longer-term capital appreciation through the active management of growth-oriented companies. We typically focus on companies whose market capitalizations exceed $2.3 billion. Both bottom-up fundamental research and quantitative screens drive our investment process. We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets). Occasionally, a contrary opinion is an important ingredient to success as is the recognition of value, including the recognition of undervaluation and overvaluation.

PERFORMANCE

As 2006 came to a close, crosscurrents in the equity market were once again very strong. The fourth quarter proved profitable despite persistent concerns over the strength of the economy. Our fourth-quarter returns were 6.24% vs. a gain of 5.93% for the Russell 1000(R) Growth Index 4, the Fund's primary benchmark. Despite a year characterized by slower real growth of the gross domestic product
(GDP), 2006 marked the fourth consecutive year of equity market gains. The larger-cap indexes did very well, with the Dow Jones Industrial Average and the S&P 500(R) Index 5 gaining 19.00% and 15.79%, respectively. The RS Growth Fund gained 10.79% for the year, outpacing the 9.07% gain for the Russell 1000 Growth Index. Unfortunately, 2006 was another year in which growth stocks lagged dramatically vs. value-oriented equities.

PORTFOLIO REVIEW

One of the Fund's best-performing groups during the quarter was the consumer sector, currently about 18% of the Fund. Within that sector Harrah's Entertainment (1.85% of assets as of 12/31/06) and Grupo Televisa (1.76%) were the biggest contributors to performance.

Harrah's is a casino owner/operator with a large portfolio of assets. In 2005 it acquired Caesars Entertainment to become the largest gaming company in the world. During the quarter Harrah's announced its intention to go private at $90 per share. Although we thought Harrah's could trade to $100 per share in 2008, at current levels we believe that the deal is fair. We continue to hold the stock because we expect the deal to close in 2007.

Grupo Televisa is a Mexico-based producer and broadcaster of Spanish-language television programming. The company is also investing in faster-growing Mexico casino and national lottery businesses. Management is aggressive and highly focused on shareholder returns. So far it has executed quite well, and we see further upside to revenues, earnings, and free cash flow in 2007.

Although we remain quite bullish on the technology sector, it hurt the Fund's fourth-quarter performance. Our current weightings are 19% of the Fund vs. 21% for the Russell 1000 Growth Index. The biggest losers in the fourth quarter were Corning (1.28%) and Motorola (1.39%). We continue to hold both stocks.


                                                      WWW.RSINVESTMENTS.COM | 23

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--------------------------------------------------------------------------------
RS GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

Corning manufactures glass for liquid crystal displays (LCDs), fiber-optic cables, and products used in semiconductor manufacturing. We think Corning is well positioned to benefit from the secular growth in high-definition televisions (HDTVs) because it makes the glass for the television screens. The stock declined during the fourth quarter on pricing issues and fears that Christmas sell-through of HDTVs would be poor. We think demand trends are on track and that earnings can be enhanced through increasing yields (volume) and further cost-cutting initiatives.

Motorola manufactures wireless handsets and other communications systems and devices. In December the company announced that near-term earnings and revenues would fall short of Wall Street expectations. Lower pricing and reduced shipments of cell phones were to blame. We like Motorola and continue to believe that the company represents leadership in the global cell-phone market and that its product portfolio remains quite strong.

For the year our best performance came from the consumer discretionary sector, the top three contributors being American Eagle Outfitters (0.00%), Abercrombie and Fitch (0.00%), and International Game Technology (1.20%). American Eagle Outfitters and Abercrombie and Fitch are well-managed specialty retailers with stores located primarily in regional shopping malls. Both target the 18-to-25 year old demographic through various brands. The stocks were purchased at extremely attractive levels due to investors' short-term fears of the companies' prospects. As fears of a consumer meltdown did not materialize, the stocks took off and hit our price targets, and gains were booked.

International Game Technology is the largest designer and manufacturer of computerized casino gaming products, video, and slot machines. We purchased the stock in early 2005 knowing that the company's revenue and earnings growth would likely pick up in 2006 as it moved its business to more-sophisticated server-based machines. We correctly anticipated a new spending cycle by casino operators both domestically and internationally.

Our investments in technology stocks hurt the Fund's 2006 performance. Sector rotation created a volatile environment for this group. A positive start to the year was met with a nasty correction (April through July) and then a rally that lasted through November. We believe new video gaming consoles and the release of Microsoft's Vista (new operating systems) should help extend spending on information technology in 2007. Palm (1.69%), Corning, and Marvell Technology (0.00%) were significant detractors. All three stocks underperformed due to concerns over near-term revenue and earnings outlooks. In the case of Palm and Corning, we continue to hold the stocks because we feel that the longer-term opportunities outweigh the risks.

OUTLOOK

As measured by GDP growth, the economy is already slowing. Even though corporate profits continue to expand, we expect a midcycle slowdown to continue through 2007. Drags on the economy include declining residential construction, declining housing prices, slowing equity mortgage withdrawal, an inverted yield curve, and the lagged effect of 17 rate hikes. We believe global real GDP probably peaked in the first quarter of 2006 at about 3.7% year over year. We expect lower growth in 2007 but expect U.S. growth to remain positive. We think that capital spending by U.S. corporations should more than offset any slowdown in personal consumption.

The S&P 500(R) Index 5 has had 18 consecutive quarters of year-over-year earnings growth, with most of those rates in double digits. While we believe the rate of growth should slow in 2007, equity movements correlate with the direction of earnings and not the rate of change. The S&P 500 Index has yet to match the valuation extremes of past bull market peaks; and at about 15 times forecasted 2007 price/earnings multiple. We believe we could see further upside to market multiples.

Long-term interest rates are low, inflationary expectations are in the 2% to 3% range, and tax rates on capital gains and dividends are still quite low. The RS Growth Fund's forecasted 2007 P/E remains at about 16 times, with earnings expected to grow roughly 22% over the same period.


24 | CALL 1-800-766-FUND

We remain optimistic about U.S. equities. Though below potential, GDP growth should be positive and we see no recession for 2007. We believe that the Fed will remain on the sidelines, with the possibility of easing (lowering) rates later in the year. In my opinion, investor sentiment remains skeptical in light of the fact that mid- and large-cap growth stocks are by far the cheapest asset class domestically (and perhaps globally).

As a fellow shareholder, I remain focused and committed to our investment goal: long-term growth of capital. I appreciate your continued confidence and support.

/s/ John Wallace

John Wallace
Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 25

--------------------------------------------------------------------------------
RS GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

ABB Ltd.                                                                   0.94%
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                                            0.81%
--------------------------------------------------------------------------------
Comcast Corp.                                                              0.80%
--------------------------------------------------------------------------------
Research In Motion Ltd.                                                    0.78%
--------------------------------------------------------------------------------
Nucor Corp.                                                                0.74%
--------------------------------------------------------------------------------
International Game Technology                                              0.59%
--------------------------------------------------------------------------------
Apple, Inc.                                                                0.56%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               0.53%
--------------------------------------------------------------------------------
AT&T, Inc.                                                                 0.52%
--------------------------------------------------------------------------------
Grupo Televisa S.A.                                                        0.49%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Marvell Technology Group Ltd.                                             -0.61%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                               -0.55%
--------------------------------------------------------------------------------
Corning, Inc.                                                             -0.40%
--------------------------------------------------------------------------------
Agilent Technologies, Inc.                                                -0.37%
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                   -0.34%
--------------------------------------------------------------------------------
Nortel Networks Corporation                                               -0.32%
--------------------------------------------------------------------------------
Palm, Inc.                                                                -0.30%
--------------------------------------------------------------------------------
St. Jude Medical, Inc.                                                    -0.30%
--------------------------------------------------------------------------------
Tellabs, Inc.                                                             -0.28%
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                                            -0.26%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


26 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $191.9 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    4.3%
Consumer Discretionary                                                     18.1%
Consumer Staples                                                            3.8%
Financial Services                                                         14.5%
Health Care                                                                 8.6%
Integrated Oils                                                             0.7%
Materials and Processing                                                    4.7%
Other                                                                       5.6%
Other Energy                                                                5.8%
Producer Durables                                                           4.1%
Technology                                                                 19.5%
Utilities                                                                  10.4%
Cash/Other Assets and Liabilities                                          -0.1%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

General Electric Co.                                                       2.81%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.35%
--------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                                               1.85%
--------------------------------------------------------------------------------
Coach, Inc.                                                                1.78%
--------------------------------------------------------------------------------
Grupo Televisa S.A.                                                        1.76%
--------------------------------------------------------------------------------
Johnson & Johnson                                                          1.74%
--------------------------------------------------------------------------------
Comcast Corp.                                                              1.71%
--------------------------------------------------------------------------------
Palm, Inc.                                                                 1.69%
--------------------------------------------------------------------------------
Express Scripts, Inc.                                                      1.68%
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                                             1.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                       3-YEAR       5-YEAR      10-YEAR     ANNUALIZED   TOTAL RETURN
                                    1-YEAR TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE          SINCE
                                          RETURN       RETURN       RETURN       RETURN    INCEPTION 3    INCEPTION 3
----------------------------------------------------------------------------------------------------------------------
RS Growth Fund, Class A
   without sales load                      10.79%       11.35%        7.61%        6.64%         11.77%        410.05%
   with maximum sales load                  5.53%        9.57%        6.57%        6.12%         11.40%        385.90%
----------------------------------------------------------------------------------------------------------------------
RS Growth Fund, Class K+                      --%          --%          --%          --%          0.73%          0.73%
----------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index 4              9.07%        6.87%        2.69%        5.44%          8.50%        230.32%
----------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         15.79%       10.44%        6.19%        8.42%         10.85%        351.87%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

+ RS Growth Fund's Class K shares "since inception" return is not annualized and represents cumulative total return. (Inception date: 11/27/06.)

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     For A shares and Index performance, the inception date is May 12, 1992.

4 The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

7 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 27

--------------------------------------------------------------------------------
RS GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 05/12/92
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                          RS Growth              Russell 1000(R)
                             Fund                Growth Index(4)
                       ----------------       --------------------
     5/12/1992              $9,525                   $10,000
          6/92              $9,336                    $9,766
          9/92              $9,620                   $10,193
         12/92             $10,481                   $10,903
          3/93             $11,367                   $10,810
          6/93             $11,376                   $10,643
          9/93             $12,233                   $10,801
         12/93             $12,743                   $11,217
          3/94             $13,230                   $10,722
          6/94             $12,645                   $10,611
          9/94             $14,821                   $11,428
         12/94             $15,687                   $11,511
          3/95             $18,028                   $12,607
          6/95             $21,990                   $13,845
          9/95             $26,228                   $15,102
         12/95             $22,385                   $15,790
          3/96             $21,575                   $16,638
          6/96             $22,316                   $17,696
          9/96             $23,778                   $18,334
         12/96             $25,545                   $19,441
          3/97             $24,953                   $19,545
          6/97             $29,035                   $23,242
          9/97             $33,824                   $24,989
         12/97             $29,073                   $25,368
          3/98             $32,848                   $29,212
          6/98             $34,353                   $30,538
          9/98             $29,863                   $27,764
         12/98             $37,050                   $35,187
          3/99             $40,681                   $37,424
          6/99             $41,668                   $38,864
          9/99             $38,966                   $37,441
         12/99             $47,585                   $46,855
          3/00             $54,388                   $50,194
          6/00             $51,073                   $48,838
          9/00             $46,600                   $46,212
         12/00             $42,306                   $36,348
          3/01             $37,856                   $28,751
          6/01             $36,412                   $31,172
          9/01             $29,900                   $25,121
         12/01             $33,665                   $28,925
          3/02             $32,383                   $28,176
          6/02             $28,084                   $22,915
          9/02             $23,745                   $19,467
         12/02             $24,395                   $20,859
          3/03             $24,514                   $20,637
          6/03             $29,149                   $23,589
          9/03             $30,904                   $24,512
         12/03             $35,186                   $27,065
          3/04             $35,958                   $27,277
          6/04             $36,628                   $27,806
          9/04             $35,612                   $26,353
         12/04             $39,392                   $28,770
          3/05             $39,108                   $27,594
          6/05             $39,557                   $28,274
          9/05             $43,009                   $29,409
         12/05             $43,849                   $30,284
          3/06             $46,173                   $31,221
          6/06             $44,181                   $30,003
          9/06             $45,731                   $31,184
         12/06             $48,582                   $33,032

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Growth Fund and in the Russell 1000(R) Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

Performance for Class K shares, which were first issued on 11/27/06, will vary due to differences in sales load and other expenses charged to that share class.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


28 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
THE INFORMATION AGE FUND(R)
--------------------------------------------------------------------------------

TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR

CO-PORTFOLIO MANAGERS

STEVE BISHOP
ALLISON THACKER

INVESTMENT STYLE

-------------------------------------------------
Large-Cap           Mid-Cap             Small-Cap
-------------------------------------------------
Value               Blend               Growth
-------------------------------------------------

FUND PHILOSOPHY

THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRINCIPALLY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

INVESTMENT PROCESS

The Information Age Fund(R) seeks long-term capital appreciation from growth-oriented technology companies. We will own companies of any size market capitalization in technology but tend to focus on small- to mid-capitalization companies because we believe they tend to have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth from new emerging technology products or markets. We will occasionally invest in "out-of-favor" companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term.

PERFORMANCE

Strong double-digit fourth quarter returns helped boost calendar year 2006 returns. For the calendar year, the Fund lagged only slightly behind the benchmark Goldman Sachs Technology Index 4. Overall 2006 was a solid year for technology stocks despite significant volatility. The year started fairly strong but weakened significantly during the summer months, and then rebounded meaningfully into year-end. Similar to last year there were many winners as well as many losers in most technology sectors. In general, the software, hardware, and telecom service segments performed the best, and the semiconductor and Internet commerce/advertising segments performed the worst. For the year, the Fund gained 8.19% vs. 8.37% for the Goldman Sachs Technology Index.

PORTFOLIO REVIEW

Despite a difficult year for semiconductor stocks, we managed to outperform the group by owning some smaller niche-oriented names such as Sigma Designs (0.70% of assets as of 12/31/06), a designer of media processor chips for Internet video and TV. European and Asian telecom carriers have finally starting launching video services to compete with the incumbent video service providers. Internet video is a new and emerging market that we expect to grow at least 50% per year for the next two to three years.

Another positive contributor was M-Systems, which was acquired by SanDisk (1.87%). We remain very bullish on the prospects of NAND flash memory over the long term as we think major new applications (such as cell phones and video cameras) will drive strong growth in the future. We believe that the SanDisk/M-Systems combination creates an even more powerful company with potentially long-term technology advantages in the NAND market. We continue to hold a significant position in SanDisk as we believe 2007 could be a strong year as NAND prices fall, leading to a faster uptake of new applications that require much larger memory capacities. We also continue to own a substantial position in PLX Technology (2.54%) as we see 2007 being the first significant year for the ramp in PCI-Express-a faster bus technology for connecting the CPU, memory, and peripherals in high-end storage and server marketplace. We believe PLX has the broadest chipset product lineup for this market and should benefit greatly from this ramp.


                                                      WWW.RSINVESTMENTS.COM | 29

--------------------------------------------------------------------------------
THE INFORMATION AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

O2Micro International (5.20%) was a poor performer for the Fund as the company was plagued early in the year by excess inventory in the liquid crystal display
(LCD) monitor market and also by higher-than-expected legal expenses throughout the year as the company continued to aggressively defend its intellectual property in key markets. Although we are frustrated that the court battles have taken longer and been more costly than expected, we believe that protecting market share and product margins is key to the company's longer-term success. We continue to stay the course and believe that the company is well positioned for a strong 2007. Quarterly revenues are hitting new highs and we believe that revenues can grow 20% to 25% for the next two years driven by LCD TVs, new notebook power management products, new virtual private network (VPN) firewall products, and new industrial power products. We believe gross margins should show solid improvement, legal costs should begin to decline by the second half of 2007, and earnings-per-share (EPS) leverage and growth should become more transparent. We believe all of these factors should lead to better results for the stock in 2007. It remains a large position.

Marvell Technology (1.00%), a significant winner in the past, was a poor performer as the company's internal revenue growth rate slowed as it began to reach full penetration in some of its key markets. In addition, some of its new product ramps were hindered by customer delays, and the company also made a large controversial acquisition. Marvell remains one of the highest-quality mixed-signal semiconductor companies in the industry, and we believe that longer-term, it will return to higher growth as it has many new products in the smart phone, gaming, and wireless local area network (WLAN) markets. We have trimmed our position awaiting more clear signs of fundamental reacceleration.

In the hardware and communications equipment sub segments, we had strong results from Apple Inc. (2.42%), Redback Networks (0.00%), and Research In Motion (0.00%). Apple continues to dominate the digital music category and gain share in the PC category. Although industry data can be misleading, we believe that Apple's market share of PCs is 2% to 3% and we believe it can grow to 5% to 6% over the next two to three years. Each 1% of market-share gain is approximately $0.40 in incremental EPS per year. Despite the constant fears of increased competition, Research In Motion retained its dominance of enterprise mobile e-mail users, growing its subscriber base approximately 100% to almost 5 million. We believe new consumer-related products such as the Pearl, Indigo, and Crimson should help drive strong unit growth into 2007 as well. We booked gains in Research In Motion late in the year.

Our investments in the Internet and software spaces yielded both winners and losers in 2006. Internet companies generally were weak in 2006 with multiples falling for all the leading names, such as Yahoo! (1.52%), Google (2.71%), and eBay (0.00%). Many companies embarked on campaigns of reinvestment into their businesses in 2006, believing that such investments would result in faster future growth. As a result, however, incremental margins fell in 2006 and investors have lowered the multiples they are willing to pay for Internet companies. Yahoo! is a good example of this and was a poor performer for the Fund in 2006. Despite over 20% year over year revenue and earnings growth through the third quarter Yahoo! stock was down 35%. This led to a contraction of the multiple for Yahoo! down to only 11 times operating income before amortization, a valuation level more similar to 0% growth for radio and newspaper companies. We continue to hold Yahoo! stock because we believe it has a very strong Internet franchise and that its recent product initiatives will yield improved financial metrics later in 2007.

Our investment in Ctrip (2.22%) was a strong performer for the Fund in 2006. Ctrip has the number one market share Web site in China for online travel bookings. The company is the dominant site for online hotel reservations and its initiatives in air ticketing and package tours boosted results in 2006. Despite competition from traditional travel agencies, airlines and other online sites, Ctrip grew its market share over the past few years, and we believe the market is still in a very early stage. Less than 10% of the Chinese population is online compared with more than 60% in the U.S. As the online audience grows, Ctrip will have a dramatically larger potential customer base.


30 | CALL 1-800-766-FUND

Openwave (0.00%) was a very poor performer for the Fund as the company struggled all year to sell its software products to the global wireless carrier market. Although the company's traditional products continue to do reasonably well, and large customers such as Sprint (0.00%) have been regular purchasers of Openwave's technology, the company has struggled to gain new carrier relationships. We sold our position at a loss as we lost faith in management's ability to sell its newer products at attractive margins.

Our top software investment in 2006 was Akamai Technologies (2.70%). One emerging theme we discovered last year was the proliferation of video content online. While many of the leading companies in that area are private, we invested in Akamai, a technology provider that helps companies stream video over the Web in a more efficient and reliable way. Akamai has benefited from the growth of e-commerce players (such as Apple's iTunes store) and the increased availability of video content on major Web sites. Akamai's software technology helps Web sites choose the optimum route for content packets to travel from the main Web site's servers to the end user's computer. Akamai has had both stronger revenue growth than investors expected and a huge expansion of its margins. We believe that Web video is in the early stages of growth and we plan to make more investments into their area in the coming year.

OUTLOOK

We believe that 2007 will be a solid year. Valuations are not extended: price/earnings multiples are at a 10% discount to the three-year averages, and valuations appear even cheaper when looking at cash flow multiples. Goldman Sachs estimates that private equity funds have $250 billion of capital to invest as 2007 begins. As a result, we expect to see more buyouts in the tech arena as many tech companies are cash rich and have relatively stable cash flows. We also have a number of new product cycles such as Microsoft Vista that could potentially spur PC upgrades as well as benefit a host of other related technologies such as graphics processors, DRAM, and NAND flash memory (Microsoft [2.81%], SanDisk, Silicon Motion [1.66%], and NVIDIA [1.02%]). For the consumer, we also have three new gaming platforms (Nintendo [2.29%] and THQ [1.86%]), adoption of Internet video (Akamai, aQuantive [2.16%], and ValueClick [3.09%]), continued flat-panel TV growth (O2Micro, Silicon Image [0.86%]), WLAN upgrades (Atheros [0.97%] and Marvell), and 3G cell phones (QUALCOMM [1.73%]). Corporate balance sheets are very strong and we could see a wave of spending as corporations upgrade their technology infrastructure (storage, data center networking, open source software, and the like) to drive productivity improvements (Rackable Systems [3.15%], Brocade Communications Systems [1.11%], Seagate Technology [2.12%], F5 Networks [1.03%]). Telecom carrier spending slowed significantly in late 2006 but could reemerge in 2007, especially in areas such as voice over Internet (Sonus Networks [1.30%], Acme Packet [1.23%], AudioCodes [0.69%]). We expect continued volatility, but believe that the technology markets should have an upward bias. We continue to believe that an emerging growth style of technology investing is positioned to outperform in this environment.

Thank you for investing with us.

/s/ Steve Bishop                                       /s/ Allison Thacker

Steve Bishop                                           Allison Thacker
Co-Portfolio Manager                                   Co-Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 31

--------------------------------------------------------------------------------
THE INFORMATION AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Akamai Technologies, Inc.                                                  2.18%
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                                 1.97%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               1.18%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        1.09%
--------------------------------------------------------------------------------
Sigma Designs, Inc.                                                        0.96%
--------------------------------------------------------------------------------
Omniture, Inc.                                                             0.94%
--------------------------------------------------------------------------------
Redback Networks, Inc.                                                     0.93%
--------------------------------------------------------------------------------
PLX Technology, Inc.                                                       0.75%
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                          0.73%
--------------------------------------------------------------------------------
Research In Motion Ltd.                                                    0.65%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Openwave Systems, Inc.                                                    -2.10%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                               -1.34%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                             -1.15%
--------------------------------------------------------------------------------
Marchex, Inc.                                                             -0.87%
--------------------------------------------------------------------------------
Cogent, Inc.                                                              -0.85%
--------------------------------------------------------------------------------
Blue Coat Systems, Inc.                                                   -0.63%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                -0.58%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.56%
--------------------------------------------------------------------------------
AMICAS, Inc.                                                              -0.55%
--------------------------------------------------------------------------------
Google, Inc.                                                              -0.53%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


32 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $84.5 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                     26.1%
Consumer Staples                                                            0.0%
Financial Services                                                          0.0%
Health Care                                                                 1.0%
Integrated Oils                                                             0.0%
Materials and Processing                                                    0.0%
Other                                                                       0.0%
Other Energy                                                                0.0%
Producer Durables                                                           3.9%
Technology                                                                 65.5%
Utilities                                                                   1.3%
Cash/Other Assets  and Liabilities                                          2.2%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

O2Micro International Ltd.                                                 5.20%
--------------------------------------------------------------------------------
Synaptics, Inc.                                                            4.73%
--------------------------------------------------------------------------------
Rackable Systems, Inc.                                                     3.15%
--------------------------------------------------------------------------------
ValueClick, Inc.                                                           3.09%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.81%
--------------------------------------------------------------------------------
The9 Ltd.                                                                  2.78%
--------------------------------------------------------------------------------
Google, Inc.                                                               2.71%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.                                                  2.70%
--------------------------------------------------------------------------------
PLX Technology, Inc.                                                       2.54%
--------------------------------------------------------------------------------
Apple Computer, Inc.                                                       2.42%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                            3-YEAR       5-YEAR      10-YEAR     ANNUALIZED   TOTAL RETURN
                                         1-YEAR TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE          SINCE
                                               RETURN       RETURN       RETURN       RETURN    INCEPTION 3    INCEPTION 3
---------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R), Class A
   without sales load                            8.19%        5.81%        4.01%        8.44%          9.15%        165.09%
   with maximum sales load                       3.02%        4.12%        3.01%        7.92%          8.67%        152.47%
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology
   Composite Index 4                             8.37%        4.12%        0.65%        6.02%          7.88%        132.70%
---------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                              15.79%       10.44%        6.19%        8.42%          9.93%        187.00%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 15, 1995.

4 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 33

--------------------------------------------------------------------------------
THE INFORMATION AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                                         Goldman SachsX
                   The Information        Technology             S&P 500
                     Age Fund(R)       Composite Index(4)        Index(5)
                   ----------------   --------------------   ---------------
    11/15/1995          $9,525              $10,000              $10,000
         12/95          $8,858               $9,503              $10,399
          3/96          $8,896               $9,988              $10,957
          6/96         $10,201              $10,950              $11,449
          9/96         $11,230              $11,904              $11,803
         12/96         $11,225              $12,971              $12,787
          3/97          $9,859              $12,548              $13,129
          6/97         $11,693              $15,245              $15,422
          9/97         $15,223              $18,076              $16,577
         12/97         $11,915              $15,979              $17,053
          3/98         $13,591              $18,925              $19,432
          6/98         $14,247              $20,241              $20,073
          9/98         $12,784              $19,341              $18,077
         12/98         $18,136              $26,969              $21,926
          3/99         $21,064              $29,886              $23,019
          6/99         $23,467              $34,067              $24,641
          9/99         $25,678              $35,835              $23,103
         12/99         $41,027              $50,860              $26,540
          3/00         $48,122              $58,896              $27,149
          6/00         $45,096              $53,710              $26,427
          9/00         $40,132              $48,483              $26,171
         12/00         $26,631              $31,585              $24,124
          3/01         $21,602              $22,875              $21,264
          6/01         $21,462              $26,214              $22,508
          9/01         $14,205              $16,887              $19,205
         12/01         $20,742              $22,524              $21,257
          3/02         $17,872              $20,872              $21,315
          6/02         $12,048              $15,076              $18,459
          9/02          $7,980              $10,980              $15,270
         12/02         $10,778              $13,419              $16,559
          3/03         $11,791              $13,338              $16,037
          6/03         $15,845              $16,321              $18,506
          9/03         $18,500              $18,168              $18,995
         12/03         $21,312              $20,618              $21,308
          3/04         $22,255              $20,384              $21,669
          6/04         $22,140              $20,743              $22,042
          9/04         $19,300              $18,440              $21,630
         12/04         $22,868              $21,147              $23,627
          3/05         $19,999              $19,285              $23,120
          6/05         $21,398              $19,550              $23,436
          9/05         $22,726              $20,896              $24,278
         12/05         $23,340              $21,474              $24,785
          3/06         $25,752              $22,393              $25,828
          6/06         $22,297              $20,299              $25,456
          9/06         $22,811              $21,759              $26,898
         12/06         $25,250              $23,270              $28,700

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of The Information Age Fund(R) and in the Goldman Sachs Technology Composite Index(R) and the S&P 500(R) Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


34 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS INTERNET AGE FUND(R)
--------------------------------------------------------------------------------

INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

CO-PORTFOLIO MANAGERS

STEVE BISHOP

ALLISON THACKER

INVESTMENT STYLE

-----------------------------------------------
Large-Cap          Mid-Cap            Small-Cap
-----------------------------------------------
Value              Blend              Growth
-----------------------------------------------

FUND PHILOSOPHY

THE RS INTERNET AGE FUND(R) SEEKS LONG-TERM CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

INVESTMENT PROCESS

The RS Internet Age Fund(R) seeks long-term capital appreciation from companies that we believe are likely to benefit from the development of the Internet. The Fund will own companies of any size market capitalization and will own companies in or outside the United States, particularly if they are leaders in their market segments. We have historically invested a significant portion of the Fund in small- to mid-capitalization companies because they often have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investments process. We are looking for significant long-term revenue growth and may invest in companies outside of the technology sector if they are primary beneficiaries of the Internet. We will occasionally invest in down-and-out companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term.

PERFORMANCE

The RS Internet Age Fund(R) had a solid fourth quarter 2006 performance concluding a difficult year. The Fund was up 14.72% in the fourth quarter compared with The Street.com Internet Sector (DOT(SM)) Index 4, which was up 11.70% and Goldman Sachs Technology Composite Index 5, which was up 6.95%. For the year, the Fund was up 2.45% compared with 17.57% for the DOT Index and 8.37% for the Goldman Sachs Technology Composite Index. Our strategy of owning a significant weighting in companies with primarily Internet-oriented business models led to our underperformance for the year compared with strong performing software and general technology stocks within the index.

PORTFOLIO REVIEW

The period from 2003 to 2005 was one of margin expansion for most Internet companies as they harvested the investments made from 1998 to 2000. Many companies embarked on campaigns of reinvestment into their businesses in 2006, believing that such investments would result in faster future growth. As a result, however, incremental margins fell in 2006 and investors have lowered the multiples they are willing to pay for Internet companies. Despite over 20% year over year revenue and earnings growth through the third quarter Yahoo! (3.09%) stock was down 35%. This led to a contraction of the multiple for Yahoo! down to only 11 times operating income before amortization, a valuation level more similar to 0% growth radio and newspaper companies. We continue to hold Yahoo! stock because we believe it has a very strong Internet franchise and that its recent product initiatives will yield improved financial metrics later in 2007.


                                                      WWW.RSINVESTMENTS.COM | 35

--------------------------------------------------------------------------------
RS INTERNET AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

One emerging theme we started hearing about last year was the proliferation of video content online. While many of the leading companies in that area are private, we invested in Akamai Technologies (2.70% of assets as of 12/31/06), a technology provider that helps companies stream video over the Web in a more efficient and reliable way. Akamai was a big winner for the Fund in 2006. Akamai has benefited from the growth of e-commerce players (such as Apple's [0.00%] iTunes store) and the increased availability of video content on major Web sites. Akamai's software technology helps Web sites choose the optimum route for content packets to travel from the main Web site's servers to the end user's computer. Akamai has had both stronger revenue growth than investors expected and a huge expansion of its margins. We believe that Web video is in the early stages of growth and we plan to make more investments into that area in the coming year.

Digital River (2.87%) was also a very strong performer for the Fund in 2006 as the company won contracts to provide digital software delivery for the launches of Microsoft's Vista and Office in 2007. The company also strengthened its relationship with its number one customer, Symantec (0.00%). This led to solid earnings growth for the company as well as a higher multiple for the stock. We continue to believe that software will increasingly be delivered digitally as opposed to the historical way consumers have bought packaged software at stores like Best Buy (0.00%). Digital River remains a holding for the Fund although we have trimmed our position given the strong rise in share price.

The movement of advertising dollars from traditional media to online sites is a theme we have talked about in past quarterly commentaries. This area yielded both winners and losers for the Fund in 2006. Omniture (2.84%), a recent IPO, is an example of a winner. The company provides software tools that enable Web sites to analyze their users' behavior and to optimize the site for better performance (for example, to get more users to purchase goods or services from the Web site by eliminating problem areas of the site). Due to the weak stock market when Omniture went public this past summer, we were able to take a significant position in the company at very attractive prices, and the stock has doubled since the IPO as more investors came to appreciate the company's leading market share. Omniture reported another record revenue quarter, with third quarter revenue of $21 million, an increase of 83% over the third quarter of 2005 and 12% over the second quarter of 2006.

Marchex (3.77%), on the other hand, was a holding that was a loser for the Fund in 2006. The company is making steady progress at improving the monetization of its 225,000 small Web sites, but investors have focused on its investments into new products and technology, which have held margins flat for the year. The enterprise value to cash flow multiple on Marchex, similar to Yahoo!, is now closer to zero-growth traditional media companies than to growth technology companies. We believe that investors will become more interested in the Marchex stock as margins start to re-expand in 2007, and its fastest growth business-owned Web sites generate the majority of revenues.

In the Internet-related semiconductor and hardware subsectors, we had good results from Sigma Designs (0.68%), a designer of media processor chips for Internet video and TV. Internet video is a new and emerging market that we expect to grow at least 50% per year for the next two to three years. Another positive contributor was M-Systems, which was acquired by SanDisk (0.63%). We remain very bullish on the prospects of NAND flash memory over the long-term as we think major new applications (such as cell phones and video cameras) will drive strong growth in the future. We continue to hold positions in SanDisk and Silicon Motion (1.39%), a manufacturer of controller chips for NAND flash memory devices. We also continue to own a substantial position in PLX Technology (2.48%) as we see 2007 being the first significant year for the ramp in PCI-Express, a faster interconnect technology, in the high-end storage and server marketplace. We believe that PLX has the broadest chipset product lineup for this market and should benefit greatly from this ramp.


36 | CALL 1-800-766-FUND

O2Micro International (5.12%) was a poor performer for the Fund as the company was plagued early in the year by excess inventory in the liquid crystal display
(LCD) monitor market and also by higher-than-expected legal expenses throughout the year as the company continued to aggressively defend its intellectual property in key markets. Although we are frustrated that the court battles have taken longer and been more costly than expected, we believe that protecting market share and product margins is key to the company's longer-term success. We continue to stay the course and believe that the company is well positioned for a strong 2007. Quarterly revenues are hitting record highs, gross margins should show solid improvement, legal costs should begin to decline, and earnings-per-share (EPS) leverage and growth should become more transparent in 2007.

OUTLOOK

After a tough 2006, we believe that 2007 will be a better year for Internet stocks. Global Internet users, usage, and applications continue to grow at rates of more than 20% annually. With solid margins today and the prospect for long-term higher margins, the sector has many reasons to attract investors. Valuations for technology in general are not extended: price/earnings (P/E) multiples are at a 10% discount to the three-year averages, and select Internet companies are at historically low P/E valuations. Our focus is on owning the fastest-growing companies benefiting from the growth of the Internet. We believe that there will be continued volatility in the markets but also that the technology sector should have an upward bias. We believe that an emerging growth style of technology investing is positioned to outperform in this environment.

Thank you for investing with us.

/s/ Steve Bishop                                       /s/ Allison Thacker

Steve Bishop                                           Allison Thacker
Co-Portfolio Manager                                   Co-Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 37

--------------------------------------------------------------------------------
RS INTERNET AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Ctrip.com International Ltd.                                               2.04%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        1.99%
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                                 1.79%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.                                                  1.76%
--------------------------------------------------------------------------------
Omniture, Inc.                                                             1.70%
--------------------------------------------------------------------------------
Sigma Designs, Inc.                                                        1.07%
--------------------------------------------------------------------------------
The9 Ltd.                                                                  0.80%
--------------------------------------------------------------------------------
PLX Technology, Inc.                                                       0.79%
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                          0.78%
--------------------------------------------------------------------------------
ValueClick, Inc.                                                           0.73%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+
--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Openwave Systems, Inc.                                                    -2.08%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                               -1.99%
--------------------------------------------------------------------------------
Marchex, Inc.                                                             -1.76%
--------------------------------------------------------------------------------
Linktone Ltd.                                                             -1.28%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                -1.12%
--------------------------------------------------------------------------------
CNET Networks, Inc.                                                       -1.04%
--------------------------------------------------------------------------------
Amazon.com, Inc.                                                          -1.01%
--------------------------------------------------------------------------------
AMICAS, Inc.                                                              -0.90%
--------------------------------------------------------------------------------
Blue Coat Systems, Inc.                                                   -0.72%
--------------------------------------------------------------------------------
Optimal Group, Inc.                                                       -0.70%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


38 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $65.2 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                     45.1%
Consumer Staples                                                            0.0%
Financial Services                                                          0.0%
Health Care                                                                 1.0%
Integrated Oils                                                             0.0%
Materials and Processing                                                    0.0%
Other                                                                       0.0%
Other Energy                                                                0.0%
Producer Durables                                                           1.9%
Technology                                                                 48.9%
Utilities                                                                   1.6%
Cash/Other Assets
and Liabilities                                                             2.6%
Securities Sold Short                                                      -1.1%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

O2Micro International Ltd.                                                 5.12%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               4.36%
--------------------------------------------------------------------------------
The9 Ltd.                                                                  4.20%
--------------------------------------------------------------------------------
Google, Inc.                                                               4.18%
--------------------------------------------------------------------------------
Netflix, Inc.                                                              3.93%
--------------------------------------------------------------------------------
GSI Commerce, Inc.                                                         3.84%
--------------------------------------------------------------------------------
Marchex, Inc.                                                              3.77%
--------------------------------------------------------------------------------
ValueClick, Inc.                                                           3.74%
--------------------------------------------------------------------------------
aQuantive, Inc.                                                            3.67%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                3.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                                          3-YEAR        5-YEAR     ANNUALIZED    TOTAL RETURN
                                                      1-YEAR TOTAL    ANNUALIZED    ANNUALIZED   RETURN SINCE           SINCE
                                                            RETURN        RETURN        RETURN    INCEPTION 3     INCEPTION 3
------------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R), Class A
   without sales load                                         2.45%         6.51%         6.66%         -3.18%         -20.50%
   with maximum sales load                                   -2.45%         4.78%         5.61%         -3.85%         -24.29%
------------------------------------------------------------------------------------------------------------------------------
TheStreet.com Internet Sector (DOT(SM)) Index 4              17.57%        17.34%         5.09%        -16.99%         -73.27%
------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite Index 5                    8.37%         4.12%         0.65%         -8.33%         -46.00%
------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 6                                           15.79%        10.44%         6.19%          1.84%          13.76%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE- DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: December 1, 1999.

4 TheStreet.com Internet Sector (DOT(SM)) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

5 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees and expenses.

6 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 39

--------------------------------------------------------------------------------
RS INTERNET AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/01/99
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                               The Street.com                  Goldman Sachs
                               Internet Sector                  Technology
                 RS Internet     (DOT(SM))         S&P 500       Composite
                 Age Fund(R)      Index(4)         Index(5)       Index(4)
                ------------   ---------------   -------------   ---------
    12/1/99         $9,525         $10,000          $10,000       $10,000
      12/99        $11,601         $12,477          $10,520       $11,803
       3/00        $13,621         $11,965          $10,761       $13,668
       6/00        $11,440          $9,098          $10,475       $12,465
       9/00        $10,306          $7,712          $10,374       $11,252
      12/00         $6,220          $3,249           $9,562        $7,330
       3/01         $4,562          $2,423           $8,429        $5,309
       6/01         $5,658          $2,644           $8,922        $6,084
       9/01         $3,572          $1,287           $7,612        $3,919
      12/01         $5,486          $2,085           $8,426        $5,227
       3/02         $4,972          $1,687           $8,449        $4,844
       6/02         $3,448          $1,038           $7,317        $3,499
       9/02         $2,267            $731           $6,053        $2,548
      12/02         $3,115            $926           $6,564        $3,114
       3/03         $3,343            $977           $6,357        $3,095
       6/03         $4,572          $1,317           $7,335        $3,788
       9/03         $5,410          $1,445           $7,529        $4,216
      12/03         $6,267          $1,654           $8,446        $4,785
       3/04         $6,572          $1,745           $8,589        $4,731
       6/04         $6,506          $1,915           $8,737        $4,814
       9/04         $5,696          $1,799           $8,574        $4,279
      12/04         $6,848          $2,251           $9,365        $4,908
       3/05         $6,001          $2,002           $9,164        $4,476
       6/05         $6,410          $2,056           $9,290        $4,537
       9/05         $7,010          $2,198           $9,623        $4,849
      12/05         $7,391          $2,273           $9,824        $4,983
       3/06         $7,782          $2,368          $10,238        $5,197
       6/06         $6,772          $2,242          $10,090        $4,711
       9/06         $6,601          $2,393          $10,662        $5,050
      12/06         $7,572          $2,673          $11,376        $5,400

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Internet Age Fund(R) and in the TheStreet.com Internet Sector (DOT(SM)) Index, the Goldman Sachs Technology Composite Index and the S&P 500(R) Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


40 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK

PORTFOLIO MANAGER

JOHN WALLACE

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
VALUE       BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY

THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN MID-CAP COMPANIES. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING
RISK: LOSSES ARE MINIMIZED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

INVESTMENT PROCESS

We seek capital appreciation through the active management of growth-oriented companies (those with market capitalizations between $1.5 billion and up to 120% of the largest stock in the Russell Midcap(R) Index 7). We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets) through the use of quantitative screens and bottom-up fundamental research. This Fund is designed for investors who aim to capture upside performance of the asset class with less volatility than many growth portfolios.

PERFORMANCE

As 2006 came to a close, crosscurrents in the equity market were, once again, very strong. The fourth quarter proved to be profitable despite persistent concerns over the strength of the economy. The RS MidCap Opportunities Fund rose 5.10% during the fourth quarter vs. a gain of 6.95% for the Russell Midcap(R) Growth Index 4. Despite a year characterized by slower real growth in the gross domestic product (GDP) growth, 2006 marked the fourth consecutive year of equity market gains. The larger-cap indexes did very well, with the Dow Jones Industrial Average and the S&P 500(R) Index 5 gaining 19.00% and 15.79% respectively. The RS MidCap Opportunities Fund gained 9.43% for the year, slightly lagging the 10.66% gain for the Russell Midcap Growth Index. Many mid-cap growth managers lagged the index this year: Prudential Equity Group suggests that less than 30% of active managers outperformed the index. Unfortunately, 2006 was another year in which value trumped growth. In the mid-cap space, the Russell Midcap(R) Value Index6 was up 20.22%, effectively doubling the 10.66% return of the Midcap Growth Index.

PORTFOLIO REVIEW

The broad health care sector was a source of positive returns relative to the benchmark during the fourth quarter. We built health care exposure slowly but steadily since midyear, so the sector was overweighted throughout the fourth quarter. We believe that we can identify high-quality companies that can perform in this somewhat uncertain economic environment. We also note that health care has historically been one of the best-performing groups after the Federal Reserve Board ceases raising rates. Within that sector Celgene Corporation (1.40% of assets as of 12/31/06) and ResMed (1.14%) were two of the biggest contributors to performance.

Celgene develops therapies to treat cancer and inflammatory disease through the regulation of cells, genes, and proteins. We are gaining confidence that the company's lead products are gaining market share and that earnings momentum is accelerating. ResMed develops medical equipment to treat, diagnose, and manage sleep apnea and other respiratory disorders. Recent product launches have been quite successful, and we think the company can grow 20% to 25% earnings over the next few years.


                                                      WWW.RSINVESTMENTS.COM | 41

--------------------------------------------------------------------------------
RS MIDCAP OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

We remain positive on the health care sector but are aware that the newly elected Democratic Congress may heighten political concerns regarding pharmaceutical pricing and further regulation.

Energy was a bright spot during the quarter. We used the fall correction in energy to rebuild our exposure, averaging a near market weighting of approximately 6.7% over the fourth quarter. We were cautious on most of the energy service and drilling companies, and indeed a number of those companies have failed to meet earnings expectations. Conversely, our exploration-and-production companies performed well, as Newfield Exploration (1.31%), Goodrich Petroleum (0.00%), and Quicksilver Resources (1.16%) all produced positive returns. These returns supported fourth-quarter results and confirmed that our strategy of taking advantage of volatility in the market can be a rewarding part of our investment process.

Although we remain quite bullish on the technology sector, it was the source of much of the Fund's underperformance during the quarter. Our current weightings are 20.7% of the Fund vs. 13.8% for the Russell Midcap Growth Index. Two of the Fund's biggest disappointments during the quarter, Trident Microsystems (1.15%) and Citrix Systems (1.21%), both came from the tech sector.

Trident Microsystems is a fabless manufacturer of semiconductor chips used in digital TVs and set-top boxes. After Trident contributed strong returns to the Fund during the third quarter, investors grew nervous about holiday sales of high-definition television sets and sold the stock in advance of the holiday season. Our checks indicate that flat-panel sales were strong through the Christmas shopping season. We expect Trident to continue benefiting from strong growth of flat-panel TVs and have added to the position in recent months.

Citrix Systems develops enterprise software to help manage networks, workstations, and online meeting applications. In the early stages of a new product cycle, the company's sales of older products were slightly below investors' expectations in the fourth quarter. A 5% shortfall in fourth quarter revenues caused investors to panic, and the stock declined 20% in one day! The slight revenue shortfall came from the legacy product set, not the new product offering. Furthermore, we don't expect the revenue shortfall to affect full-year earnings. Such an overreaction was silly in our minds, and we added to our position during the quarter.

We recognized solid performance during the quarter from a number of tech positions, including Autodesk (1.28%) and NVIDIA (1.04%). NVIDIA is a leading provider of graphic chips used in computers and entertainment play stations. Strong playstation rollouts by consumer electronics manufacturers have boosted demand for NVIDIA chips. Additionally, investors believe that the merger of ATI Technologies (0.00%), a leading NVIDIA competitor, with Advanced Micro Devices (0.00%), may cause enough distraction at ATI to provide further advantage to NVIDIA.

The consumer segment was a mixed bag in the fourth quarter, though it was the largest source of relative gains for the calendar year. We realized a nice gain on DVD subscription company Netflix (1.26%), which we know very well. We call it a small-cap graduate--a company we began researching years back and then owned in small-cap portfolios. Recognizing a decent gain through the fourth quarter, we were satisfied in early 2007 to take profits on the stock. The first quarter is historically the company's weakest period. In our mind the stock was not cheap; and with an eye to capturing gains, we moved on.

Our best performance for the year came from the consumer discretionary sector. Our top three contributors in this group were Bebe Stores (0.00%), THQ Inc. (1.15%), and International Game Technology (1.12%). In the case of Bebe and THQ, the stocks were purchased at what we believe were extremely attractive levels due to investors' short-term fears of the companies' prospects.

THQ develops interactive entertainment software games for video consoles and PCs. We purchased the stock in February and continued to build our position into the summer, overlapping with a market correction of equities in general and tech stocks in particular. Fears of a


42 | CALL 1-800-766-FUND
recession and poor demand for THQ's products did not materialize, and the stock continued its strong performance into the fourth quarter, and we remain invested in the position.

International Game Technology is the largest designer and manufacturer of computerized casino gaming products, video, and slot machines. We purchased the stock in early 2005, thinking that the company's revenue and earnings growth would likely pick up in 2006, as it moved its business to more sophisticated server-based machines. We correctly anticipated a new spending cycle by casino operators both domestically and internationally.

OUTLOOK

Looking into 2007, we remain optimistic about U.S. equities. GDP growth should be positive, and we see no recession for 2007. We believe that the Fed will remain on the sidelines, with the possibility of easing (lowering) rates later in the year.

The S&P 500 Index has had 18 consecutive quarters of year-over-year earnings growth, with most of those rates in the double digits. Although the rate of growth should slow in 2007, equity price movements tend to correlate with the direction of earnings and not the rate of change. Furthermore, the S&P 500 Index has yet to match the valuation extremes existing in past bull market peaks, and at about 15 times forecasted 2007 price/earnings, we believe we could see further upside to market multiples.

Long-term interest rates are low, inflationary expectations are in the 2% to 3% range, and tax rates on capital gains and dividends are still quite low. The Fund's forecasted 2007 price/earnings multiple remains at about 19 times, with earnings expected to grow roughly 33% over the same period. As such, we expect 2007 to be another reasonable opportunity to grow our investors' capital. We expect to remain reasonably sector neutral, with a keen eye to managing downside volatility. We appreciate your confidence in our investment process.

/s/ John Wallace

John Wallace
Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 43

--------------------------------------------------------------------------------
RS MIDCAP OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

InterDigital Communications Corp.                                          0.77%
--------------------------------------------------------------------------------
UAL Corp.                                                                  0.74%
--------------------------------------------------------------------------------
The First Marblehead Corp.                                                 0.73%
--------------------------------------------------------------------------------
NVIDIA Corp.                                                               0.71%
--------------------------------------------------------------------------------
Bebe Stores, Inc.                                                          0.62%
--------------------------------------------------------------------------------
International Game Technology                                              0.49%
--------------------------------------------------------------------------------
THQ, Inc.                                                                  0.49%
--------------------------------------------------------------------------------
Loews Corp. - Carolina Group                                               0.48%
--------------------------------------------------------------------------------
Hilton Hotels Corp.                                                        0.45%
--------------------------------------------------------------------------------
Apple, Inc.                                                                0.45%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Openwave Systems, Inc.                                                    -0.85%
--------------------------------------------------------------------------------
Nortel Networks Corporation                                               -0.59%
--------------------------------------------------------------------------------
Urban Outfitters, Inc.                                                    -0.54%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                             -0.53%
--------------------------------------------------------------------------------
STATS ChipPAC Ltd.                                                        -0.40%
--------------------------------------------------------------------------------
Ciena Corp.                                                               -0.39%
--------------------------------------------------------------------------------
Investment Technology Group, Inc.                                         -0.39%
--------------------------------------------------------------------------------
Palm, Inc.                                                                -0.37%
--------------------------------------------------------------------------------
JetBlue Airways Corp.                                                     -0.32%
--------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing Ltd.                                -0.30%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


44 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $267.8 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

Autos And Transportation                                                    2.2%
Consumer Discretionary                                                     20.4%
Consumer Staples                                                            3.1%
Financial Services                                                         13.4%
Health Care                                                                17.6%
Integrated Oils                                                             0.0%
Materials And Processing                                                    7.4%
Other                                                                       0.0%
Other Energy                                                                8.2%
Producer Durables                                                           2.3%
Technology                                                                 20.7%
Utilities                                                                   2.1%
Cash/Other Assets and Liabilities                                           2.6%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

Palm, Inc.                                                                 2.05%
--------------------------------------------------------------------------------
Mueller Water Products, Inc.                                               1.72%
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc.                                                1.47%
--------------------------------------------------------------------------------
Express Scripts, Inc.                                                      1.47%
--------------------------------------------------------------------------------
InterDigital Communications Corp.                                          1.46%
--------------------------------------------------------------------------------
Celgene Corp.                                                              1.40%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     1.35%
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                                     1.34%
--------------------------------------------------------------------------------
Hilton Hotels Corp.                                                        1.34%
--------------------------------------------------------------------------------
Dade Behring Holdings, Inc.                                                1.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                                     3-YEAR       5-YEAR      10-YEAR     ANNUALIZED   TOTAL RETURN
                                                  1-YEAR TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE          SINCE
                                                        RETURN       RETURN       RETURN       RETURN    INCEPTION 3    INCEPTION 3
------------------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund, Class A
   without sales load                                     9.43%       10.43%        8.03%        9.73%         11.62%        253.12%
   with maximum sales load                                4.20%        8.66%        7.00%        9.19%         11.14%        236.31%
------------------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund, Class K+                      --%          --%          --%          --%         -3.32%         -3.32%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index 4                            10.66%       12.73%        8.22%        8.62%          9.64%        187.72%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                       15.79%       10.44%        6.19%        8.42%         10.25%        206.56%
------------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE- DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

+ RS MidCap Opportunities Fund's Class K shares "since inception" return is not annualized and represents cumulative total return. (Inception date:
      12/04/06.)

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     For A shares and Index performance, the inception date is July 12, 1995.

4 The Russell Midcap(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

7 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.


                                                      WWW.RSINVESTMENTS.COM | 45

--------------------------------------------------------------------------------
RS MIDCAP OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 07/12/95
--------------------------------------------------------------------------------


             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                          RS MidCap
                        Opportunities           Russell MidCap(R)
                             Fund                Growth Index(4)
                       ----------------       --------------------
     7/12/1995              $9,525                  $10,000
          9/95             $10,249                  $10,519
         12/95             $10,706                  $10,718
          3/96             $11,621                  $11,409
          6/96             $12,697                  $11,835
          9/96             $12,706                  $12,237
         12/96             $13,293                  $12,591
          3/97             $12,883                  $12,132
          6/97             $14,493                  $13,917
          9/97             $17,002                  $15,865
         12/97             $16,271                  $15,429
          3/98             $18,196                  $17,270
          6/98             $17,522                  $17,260
          9/98             $15,151                  $14,378
         12/98             $18,165                  $18,185
          3/99             $19,446                  $18,806
          6/99             $22,448                  $20,765
          9/99             $21,296                  $19,726
         12/99             $28,359                  $27,512
          3/00             $33,507                  $33,324
          6/00             $28,965                  $30,856
          9/00             $29,089                  $31,634
         12/00             $26,580                  $24,280
          3/01             $24,320                  $18,189
          6/01             $25,872                  $21,133
          9/01             $18,981                  $15,258
         12/01             $22,855                  $19,387
          3/02             $21,887                  $19,045
          6/02             $18,685                  $15,567
          9/02             $15,782                  $12,893
         12/02             $16,819                  $14,074
          3/03             $17,073                  $14,072
          6/03             $20,367                  $16,711
          9/03             $21,957                  $17,908
         12/03             $24,976                  $20,086
          3/04             $25,920                  $21,057
          6/04             $26,173                  $21,278
          9/04             $25,390                  $20,357
         12/04             $28,063                  $23,195
          3/05             $27,187                  $22,807
          6/05             $27,901                  $23,590
          9/05             $30,113                  $25,135
         12/05             $30,735                  $26,001
          3/06             $33,776                  $27,979
          6/06             $32,233                  $26,666
          9/06             $32,002                  $26,903
         12/06             $33,635                  $28,772

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS MidCap Opportunities Fund and in the Russell Midcap(R) Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

Performance for Class K shares, which were first issued on 12/04/06, will vary due to differences in sales load and other expenses charged to that share class.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


46 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS SMALLER COMPANY GROWTH FUND
--------------------------------------------------------------------------------

FOCUSING ON SMALLER MARKET-CAP COMPANIES

PORTFOLIO MANAGER

BILL WOLFENDEN

CO-PORTFOLIO MANAGER

SCOTT TRACY

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
VALUE       BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY

THE RS SMALLER COMPANY GROWTH FUND INVESTS PRINCIPALLY IN SMALLER GROWTH COMPANIES. WE SEEK SMALLER COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS. THE FUND MAY AT TIMES INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN TECHNOLOGY COMPANIES.

INVESTMENT PROCESS

Our objective is long-term capital appreciation. We seek to identify small, rapidly growing companies with sustainable revenue and/or strong earnings growth that we believe have the potential to become leaders in emerging industries. We generate ideas for the portfolio using a hands-on, bottom-up research approach. We look for small, rapidly growing companies with market capitalizations under $2.3 billion. Next, we conduct fundamental business analysis, focusing on a company's earnings, operating and pretax margins, return on equity, balance sheets, accounting, and management. Management interviews are considered a critical part of our decision-making process. We believe that a small company's success depends largely on its management's ability to execute a logical business plan and to remain responsive to changing business fundamentals. Only after a stock passes our criteria will we consider it for purchase. We add positions to the portfolio methodically, on a stock-by-stock basis. Additionally, we develop a trading strategy for a new stock, weighing its valuation, trading pattern, and general market conditions. We monitor individual holdings, using a proprietary valuation model and follow the portfolio positions closely, keeping an ongoing dialogue with company management.

PERFORMANCE

The stock market and small-cap stocks continued their strong run in 2006. After three years of strong performance, 2006 proved to be a strong follow-on to what is now a multi year small-cap rally. Unfortunately, the RS Smaller Company Growth Fund did not fare as well in 2006, and our record of beating the benchmark stopped at three years. The Fund finished the fourth quarter with a 7.53% rise, slightly trailing the 8.77% return of the benchmark Russell 2000(R) Growth Index 4. For the calendar year, the Fund was up a disappointing 4.62% compared with a strong increase of 13.35% for the benchmark.

PORTFOLIO REVIEW

Although the Fund has often trailed in sharp small-cap rallies like those in the first and fourth quarters of 2006, our underperformance for the calendar year can be attributed to poor stock selection. We endured a meaningful number of problem stocks in the technology sector, which contributed nearly 50% of our 2006 underperformance. We are disappointed with this year's return, but retain confidence in our investment process, which has served investors well over longer periods of time.

The technology sector was a source of positive returns in the fourth quarter. Our aggregated tech positions rose more than 14% compared with an increase of 7.8% for the tech positions in the Russell 2000 Growth Index. Over the past two quarters, our tech exposure has eased as we seek to concentrate assets in only the highest-conviction companies. That paid off as we experienced healthy gains from a number of top 20 positions, and avoided any further meaningful tech stock problems.


                                                      WWW.RSINVESTMENTS.COM | 47

--------------------------------------------------------------------------------
RS SMALLER COMPANY GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

Omniture (0.00% of assets as of 12/31/06) provides online business optimization software to a broad range of institutional clients. The company went public in summer 2006, and we started our position at that time. We built the position as the stock tread water for much of the summer. In Omniture we had a business in a large secular growth market that is capable of growing both the revenue and the earnings line at more than 50% year over year. The stock provided a strong source of fourth quarter returns and we booked profits. We also enjoyed strong gains from Equinix (0.77%), a leading provider of co-location data centers for businesses' critical Internet and Internet Protocol operations. The stock, which we have owned since late 2003, was a strong contributor to gains in the second half of 2006.

One company in the tech universe that exhibits the attributes we look for in our process is SRS Labs (0.61%). SRS had a breakout year in 2006, and we believe that the future looks bright for the company. SRS has a patented, defensible market position in delivering surround-sound systems and audio enhancement products for the flat-panel TV, mobile handset, automotive, PDA, PC, and home theater markets. We have owned the stock for several years. While operating results were satisfactory, the stock tread water. We remained patient because the company possesses the critical elements that we look for: a definable competitive advantage, attractive valuation, and solid long-term anchor points (long-term goals and objectives that we or the company's management team have set) around which it was growing its business. We believed that SRS Labs could shed its money-losing semiconductor business and focus solely on its licensing business, which would greatly lower costs and improve margins, free up management bandwidth to focus on new licensees, and accelerate growth. In addition, we believed that over time, SRS would gain market share to the point that it could tap into high-volume applications such as flat-panel TVs in China and mobile handsets (Motorola [0.00%] and Samsung [0.00%] were major wins). Management executed on its plan and now has a huge unit-growth opportunity as its technology is designed into many of the above-mentioned customers' appliances. In essence, we believe that SRS has built a solid franchise through its design wins, and a waterfall of license revenues is imminent. We saw that come through in strong third quarter 2006 earnings results, and the stock responded with a 150% increase over its August low. This sharp rise in a short period of time has prompted us to reduce our position. We think SRS is in the early stages of discovery by other small-cap investors, however, and that we will be rewarded for early recognition and patience.

Energy-related positions also contributed positive returns in the final quarter, after proving difficult for much of the year. We had good returns from Superior Energy Services (1.48%) and Oil States International (1.47%). Both companies provide equipment and services to offshore and land-based oil and natural gas drillers. The stocks had been beaten down over the summer and enjoyed a nice rally through the fourth quarter. We finished the year with modest energy exposure of approximately 5.3%, less than the benchmark weighting. We expect a tougher environment for these stocks in 2007.

Financial services currently represent 17% of the portfolio, a healthy overweighting to the index. We own a broad range of companies in this segment, ranging from specialty insurance providers, to asset management and private banking, to companies levering technology across a number of financial services applications. Some of these companies endured stock declines in the fourth quarter, detracting from our returns during the period. Investment Technology Group (1.87%) provides a number of trade management and execution services to money managers. Its stock declined during the fourth quarter as October trade volumes from its client base were lower than expected. We viewed the trade volume decline as transitory, and confirmed that long-term anchor points for the business remained solidly in place. The weakness hurt fourth quarter returns, but the stock has climbed back from much of the decline.

Online Resources Corporation (1.28%) is a leading provider of online banking technology services to small banks. It's capturing significant market share as the small-bank market seeks to modernize its service


48 | CALL 1-800-766-FUND
offering with online banking and automated bill payment. The company acquired Princeton eCom last year, thereby bolstering its client reach and removing a competitor from the marketplace. The acquisition looks to be dilutive in the short-term, which prompted a decline in the stock in the fourth quarter. We remain optimistic about the long-term opportunity and retain our position in Online Resources.

Interest rates have stopped rising (at least for the time being), oil prices have declined, and it seems as though the housing correction is near an end. These headwinds have historically been bad for the consumer and for small companies, yet the broad stock market, and small-caps have performed well throughout. We are looking forward to a time when the wind may actually be at our backs for a change, and that could be 2007. As we have mentioned in previous letters, however, the Fund is not dependent on positive macro events and is structured for flat-to-modestly positive growth in the gross domestic product. The portfolio holds companies offering unique products, services, and/or business models that can grow sales and earnings by creating new markets or capturing market share. We measure the success (or the lack thereof) by pegging them to anchor points. We believe that fastgrowing companies with seasoned management teams, unique business models, and a strong competitive advantage can usually achieve their goals over time and hit these anchor points. When this execution success occurs, great stock performance often accompanies it.

OUTLOOK

Looking to 2007, we continue to believe that our investment process works over the long-term, which is reflected in our long-term results. As fellow shareholders, we thank you for your continued confidence and support.

/s/ Bill Wolfenden                                       /s/ Scott Tracy

Bill Wolfenden                                           Scott Tracy
Portfolio Manager                                        Co-Portfolio Manager


                                                      WWW.RSINVESTMENTS.COM | 49

--------------------------------------------------------------------------------
RS SMALLER COMPANY GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

American Commercial Lines, Inc.                                            1.03%
--------------------------------------------------------------------------------
Equinix, Inc.                                                              0.98%
--------------------------------------------------------------------------------
Nutri/System, Inc.                                                         0.77%
--------------------------------------------------------------------------------
Amerisafe, Inc.                                                            0.72%
--------------------------------------------------------------------------------
Cache, Inc.                                                                0.72%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               0.63%
--------------------------------------------------------------------------------
SRS Labs, Inc.                                                             0.62%
--------------------------------------------------------------------------------
Iconix Brand Group, Inc.                                                   0.59%
--------------------------------------------------------------------------------
Maverick Tube Corp.                                                        0.56%
--------------------------------------------------------------------------------
Five Star Quality Care, Inc.                                               0.54%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Optimal Group, Inc.                                                       -1.07%
--------------------------------------------------------------------------------
Openwave Systems, Inc.                                                    -0.78%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.72%
--------------------------------------------------------------------------------
Warrior Energy Service Corp.                                              -0.63%
--------------------------------------------------------------------------------
Digitas, Inc.                                                             -0.55%
--------------------------------------------------------------------------------
RADWARE Ltd.                                                              -0.41%
--------------------------------------------------------------------------------
PDF Solutions, Inc.                                                       -0.38%
--------------------------------------------------------------------------------
GSI Group, Inc.                                                           -0.37%
--------------------------------------------------------------------------------
Rackable Systems, Inc.                                                    -0.36%
--------------------------------------------------------------------------------
Marchex, Inc.                                                             -0.36%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


50 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $299.5 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos And Transportation                                                    1.4%
Consumer Discretionary                                                     26.1%
Consumer Staples                                                            0.0%
Financial Services                                                         17.0%
Health Care                                                                20.1%
Integrated Oils                                                             0.0%
Materials And Processing                                                    1.3%
Other                                                                       0.0%
Other Energy                                                                5.3%
Producer Durables                                                           8.2%
Technology                                                                 13.3%
Utilities                                                                   1.1%
Cash/Other Assets and Liabilities                                           6.2%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

Scientific Games Corp.                                                     1.91%
--------------------------------------------------------------------------------
Five Star Quality Care, Inc.                                               1.91%
--------------------------------------------------------------------------------
Investment Technology Group, Inc.                                          1.87%
--------------------------------------------------------------------------------
FirstService Corp.                                                         1.72%
--------------------------------------------------------------------------------
Team, Inc.                                                                 1.64%
--------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.                                    1.61%
--------------------------------------------------------------------------------
Century Casinos, Inc.                                                      1.59%
--------------------------------------------------------------------------------
Amerisafe, Inc.                                                            1.59%
--------------------------------------------------------------------------------
PolyMedica Corp.                                                           1.58%
--------------------------------------------------------------------------------
AngioDynamics, Inc.                                                        1.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                                 3-YEAR       5-YEAR       10-YEAR      ANNUALIZED     TOTAL RETURN
                                           1-YEAR TOTAL      ANNUALIZED   ANNUALIZED    ANNUALIZED    RETURN SINCE            SINCE
                                                 RETURN          RETURN       RETURN        RETURN     INCEPTION 3      INCEPTION 3
------------------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund, Class A
   without sales load                              4.62%           8.82%        4.79%        11.24%          11.83%          219.27%
   with maximum sales load                        -0.33%           7.06%        3.77%        10.70%          11.30%          204.06%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4                    13.35%          10.51%        6.93%         4.88%           5.50%           74.27%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                15.79%          10.44%        6.19%         8.42%           9.35%          153.08%
------------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: August 15, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


                                                      WWW.RSINVESTMENTS.COM | 51

--------------------------------------------------------------------------------
RS SMALLER COMPANY GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 08/15/96
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                          RS Smaller
                        Company Growth           Russell 2000(R)
                             Fund                 Growth Index(4)
                       ----------------       --------------------
     8/15/1996              $9,525                   $10,000
          9/96             $10,068                   $10,794
         12/96             $10,478                   $10,822
          3/97              $9,716                    $9,687
          6/97             $11,973                   $11,388
          9/97             $15,230                   $13,315
         12/97             $13,668                   $12,223
          3/98             $15,783                   $13,676
          6/98             $14,688                   $12,890
          9/98             $11,078                   $10,008
         12/98             $13,583                   $12,374
          3/99             $13,726                   $12,166
          6/99             $16,373                   $13,960
          9/99             $15,773                   $13,273
         12/99             $21,279                   $17,706
          3/00             $28,461                   $19,349
          6/00             $26,232                   $17,923
          9/00             $27,080                   $17,211
         12/00             $22,225                   $13,735
          3/01             $19,335                   $11,646
          6/01             $22,750                   $13,740
          9/01             $18,315                    $9,882
         12/01             $24,073                   $12,467
          3/02             $22,160                   $12,223
          6/02             $18,911                   $10,304
          9/02             $13,793                    $8,087
         12/02             $14,668                    $8,694
          3/03             $13,853                    $8,357
          6/03             $17,913                   $10,375
          9/03             $21,045                   $11,461
         12/03             $23,602                   $12,915
          3/04             $25,207                   $13,636
          6/04             $24,657                   $13,648
          9/04             $23,819                   $12,828
         12/04             $27,231                   $14,762
          3/05             $25,445                   $13,755
          6/05             $26,989                   $14,233
          9/05             $28,510                   $15,133
         12/05             $29,066                   $15,376
          3/06             $32,068                   $17,584
          6/06             $29,355                   $16,309
          9/06             $28,281                   $16,022
         12/06             $30,410                   $17,427

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Smaller Company Growth Fund and in the Russell 2000(R) Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


52 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

FOCUSING PRIMARILY ON COMPANIES IN NATURAL RESOURCES INDUSTRIES WORLDWIDE

PORTFOLIO MANAGER

ANDREW PILARA

CO-PORTFOLIO MANAGER

MACKENZIE DAVIS

INVESTMENT STYLE

--------------------------------
Large-Cap   Mid-Cap    Small-Cap
--------------------------------
Value       Blend      Growth
--------------------------------

FUND PHILOSOPHY

THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

INVESTMENT PROCESS

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

PERFORMANCE REVIEW

The RS Global Natural Resources Fund generated a return of 8.11% in 2006 vs. 15.04% for the Lipper Natural Resources Index 4, 16.85% for the Goldman Sachs Natural Resources Index 6, and 15.79% for the S&P 500(R) Index 5. For the past three years, investors in the natural resource space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response will lead to lower commodity prices in the intermediate term (two to four years) but that deteriorating capital efficiencies will result in higher midcycle prices. These transitory periods are generally marked with increased volatility in both stock and commodity prices, and 2006 was certainly no exception.

PORTFOLIO REVIEW

We continue to believe that while sector returns are highly correlated to fluctuations in commodity prices, companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and incented by returns on invested capital will generate superior risk-adjusted returns for the long-term investor. We have attempted to take advantage of often-dramatic swings in market values during 2006 to better position the Fund for 2007 and beyond. We are constructive about the long-term prospects for the Fund. Our time horizon is years, not months or quarters. If you believe that a strong, speculative bull market will persist in 2007, our Fund will likely underperform the indexes. We are not positioned to be a top performer in a speculative market. We believe that we are paid to optimize the portfolio for long-term results, being careful not to take outsized risks, thereby giving the Fund what we believe is the best chance to compound wealth over time.

While we are pleased to have generated what we consider to be a reasonable rate of return for our investors, we also recognize that there are elements of our portfolio strategy that either did not add significantly to performance or, more importantly, had a negative impact on shareholders' capital. We discuss in more detail below the specific contributors to and detractors from the Fund's performance; but in general our shareholders benefited from strong stock picking and sector allocation in the materials and processing segments, while natural gas and coal levered names were the largest detractors from annual performance. Although we carried a reasonably high cash level through a portion of the year, by year-end we had redeployed a significant amount of the balance into the market as high-quality merchandise came into our valuation range. The high level of cash also dampened Fund performance.


                                                      WWW.RSINVESTMENTS.COM | 53

--------------------------------------------------------------------------------
RS GLOBAL NATURAL RESOURCES FUND (CONTINUED)
--------------------------------------------------------------------------------

Allegheny Technologies (5.22% of assets as of 12/31/06) was the largest positive contributor to returns for the Fund, and we remain very constructive on our investment, having used periods of weakness in the stock to increase our position during the year. We think CEO Pat Hassey has done a commendable job of transforming a commodity stainless steel manufacturer into a diversified supplier of specialty metals and alloys. Over the past three years, we have spent a considerable amount of time with Mr. Hassey and his team, visiting numerous facilities and discussing the ongoing capital program. The most visible element of the program is the expansion of the company's titanium sponge and melt capacity to meet increasing demand, driven primarily by the large build programs at Boeing (0.00%) and Airbus (0.00%) as well as continued activity in the oil field, chemical, and medical industries. Allegheny announced a landmark contract with Boeing for a significant portion of the new capacity, which we believe was a prudent decision as it provides a baseline of volume to load the facilities.

As we have discussed in previous letters, we believe that a key element of a successful investment is management's ability to redeploy capital into high-return projects, and we remain very comfortable with the long-term return profile of Allegheny's existing and future assets. We belive that another important element of the investment thesis, which has received less attention but is nevertheless an important driver of future returns, is Allegheny's decision to streamline its more commoditized facilities as a means to optimize factory utilization levels (i.e., balancing supply and demand) instead of being forced to choose volumes over price as a means to offset a high fixed-cost operation structure. We believe that both of these steps, which we view as being structural in nature, have raised Allegheny's return profile across the cycle. While the stock price certainly reflects a portion of the improvement, management's ability to continue to create long-term shareholder value provides the investment with a very attractive asymmetric risk/reward dynamic in our opinion. Our favorite investments are those we are able to purchase at a significant discount to warranted value, and then see that warranted value increase over time. Allegheny is a prime example, and we remain confident in the long-term outlook for the company.

Century Aluminum (4.20%) also performed well during the year. The company is levered to changes in the aluminum price, and is accelerating expansion of its smelting capacity in Iceland, where it is able to access low-cost, long-term electricity contracts. Given the energy-intensive nature of aluminum smelting, Nordural Phase I and II and later expansions at Helguvik represent structural shifts in the company's cost curve that should provide sustainable long-term competitive advantages going forward. A significant portion of the existing and future Iceland production is covered under a tolling agreement, which will reduce leverage to the commodity and improve the overall return profile of the capital footprint. Century Aluminum is another good example of a thesis that is underpinned by a structural change in the asset base, which is necessary to make a multiyear investment in a commodity-related company.

Another core position that continues to perform is PPL Corporation (3.50%). The company is an integrated electric utility with distribution systems in the northeast United States, the United Kingdom, and Chile. PPL's generation footprint is primarily coal and nuclear, providing a key long-term advantage in regions where gas-fired electric plants are setting the marginal price. Most of its contracted power will be re-rated in 2010, and in the meantime we think the management team has put together a very credible midterm program to drive significant cash flow expansion and dividend growth. It is these types of investment opportunities, where a structural change occurs concomitantly with what we believe is a well-conceived management plan, that allow us to allocate our shareholders' capital over a reasonably long time horizon.

The largest detractor from performance in the Fund was Compton Petroleum (2.12%), followed by Anderson Energy (0.95%), and Paramount Resources (2.87%)--all natural gas exploration-and-production (E&P) companies. As we have discussed in previous letters, the combination of stretched valuations and inflated commodity prices led us to reduce exposure to natural gas-levered names in the portfolio. Unfortunately, poor stock selection overwhelmed our asset allocation decision. Overall, we believe that mean reversion does not occur in the E&P sector in the same way that it tends to work in other industries. In short, good resource basins remain good for long periods of time, and bad basins


54 | CALL 1-800-766-FUND
remain bad. We believe that traditional competitive analysis isn't as relevant primarily because relative returns between basins don't change much over short periods of time and thus owners of high-quality assets don't have their advantages "competed away." The implications are obvious to us: focus only on the very few higher-return companies that can consistently grow net asset value
(NAV) at a reasonable rate, have a concentrated list of investable names, buy the names when they are trading at a significant discount to future NAV, and hold them for a long period of time.

In the case of Compton Petroleum, we believe we have a company whose resource potential is significant enough to underpin our downside risk. Unfortunately, thus far we believe that management has done a poor job of translating that resource into production and reserves (i.e., value) and has leveraged the balance sheet in the process. Compton has taken some steps to address this issue by entering into hedges to protect against commodity price fluctuations and a small asset sale to help offset the capital program. Anderson Energy is a shallow gas company with fields in Alberta and northeast British Columbia. Although the balance sheet is in very good shape, with tax pools almost equal to the current enterprise value of the entire company, its gas fields are highly leveraged to changes in the commodity prices, and the company has limited hedges in place. Paramount Resources, which we have discussed at length in previous letters, is simply feeling the impact of its exposure to natural gas--a factor that is partially mitigated by management's long-term track record. Although the decline in market price for these three companies was painful in 2006, for us risk is defined as the permanent impairment of value, and for each of these names we remain optimistic about the potential for continued value creation.

Another area of negative performance for the Fund was the coal names, specifically Foundation Coal (2.65%) and Arch Coal (1.97%). The combination of two consecutive warm winters, a relatively normal summer, and improving rail performance has allowed coal-burning utilities to restock inventory levels back to historical norms. In addition, plummeting natural gas prices and softer eastern coal prices caused spot Powder River Basin coal volumes to trade at high single-digit levels versus almost $20 per ton earlier in the year. Of course, very little if any coal volumes are contracted based on these spot prices, and in fact, one of the elements that we find so attractive about our coal investments is that they are able to sign multiyear contracts at rates well in excess of current sold volumes and should continue to generate improving returns on investment capital into the future. In addition, our companies are able to redeploy capital in a manner that we believe to be consistent with long-term value creation--in other words, earning returns in excess of their cost of capital. Arch Coal is at risk largely due to a significant amount of unpriced volumes heading into 2007, but we believe that management has acted rationally, delaying new Powder River Basin expansions, exiting most of its high-cost/large legacy liability Central Appalachian mines via the creation of Magnum Coal Company (0.00%), and announcing a large share repurchase program.

OUTLOOK

In 2006 we laid out a three-part thesis that summarized our belief regarding future commodity prices:

1. Commodity prices will be lower in three years due to the supply response to current high prices.

2. Forward midcycle prices will be higher than historical averages due to increased capital costs.

3. Commodity-related companies that generate returns in excess of their cost of capital at midcycle commodity prices will generate superior risk-adjusted returns compared with a direct investment in commodities.

As we enter 2007, there is little evidence to suggest that our thesis has changed, as we are clearly witnessing the impact of incremental supply in both the base metals and hydrocarbon segments. There has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, however, and it is this factor that we believe will ultimately establish forward midcycle prices, and thus valuations. Again, we do not profess to have any particular insight into the direction of near-term commodity prices or the related equities. Instead, we view the


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--------------------------------------------------------------------------------
RS GLOBAL NATURAL RESOURCES FUND (CONTINUED)
--------------------------------------------------------------------------------

market as a medium through which we hope to realize our estimate of a particular holding's warranted value over a three- to five-year investment horizon. We deploy the Fund's capital with an eye toward optimizing long-term results, and we ask that our investors judge us over a similar time frame. We remain optimistic about the multiyear outlook for commodities and resource-related stocks, and we continue to search for high-quality companies selling at a significant discount to warranted value. As always, we maintain committed to managing a diversified, all-cap portfolio as we believe it to be in our shareholders' best interest.

TEAM

The end of the year is a good time to review how our research team operates and to highlight the investments we made during the year to expand our research capabilities. For each industry within our coverage universe, we have created redundancy whereby at least two senior team members analyze each investment. We believe that this redundancy allows us to better understand a business and to identify the risks to a thesis. Each of our portfolio managers also acts as a security analyst. We have created a role we call "due diligence expert" that augments the analytical efforts of the senior investment team. These analysts are in charge of facilitating our extensive grassroots research, including conversations with suppliers, customers, former employees, and top industry experts. We plan to add one or two due diligence resources in 2007.

A new member of the RS Value Team is Ken Settles. Prior to joining the firm in September, Ken Settles was a senior energy analyst for seven years at Neuberger Berman, where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, he spent three years as a financial analyst at Salomon Smith Barney. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst. Given the expectation that we will be working together for decades into the future, we always stress character over credentials when making a hiring decision. With Ken, we are fortunate enough to have both.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objective but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support.

/s/ Andrew Pilara        /s/ MacKenzie Davis

Andrew Pilara            MacKenzie Davis
Portfolio Manager        Co-Portfolio Manager


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GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Allegheny Technologies, Inc.                                               1.84%
--------------------------------------------------------------------------------
Century Aluminum Co.                                                       1.31%
--------------------------------------------------------------------------------
Falconbridge Ltd.                                                          1.21%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          1.06%
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce                                                 0.85%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          0.82%
--------------------------------------------------------------------------------
Crosstex Energy, Inc.                                                      0.64%
--------------------------------------------------------------------------------
Goldcorp, Inc.                                                             0.63%
--------------------------------------------------------------------------------
PPL Corp.                                                                  0.53%
--------------------------------------------------------------------------------
Petrobank Energy & Resources Ltd.                                          0.52%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Compton Petroleum Corp.                                                   -1.23%
--------------------------------------------------------------------------------
Complete Production Services, Inc.                                        -0.86%
--------------------------------------------------------------------------------
Anderson Energy Ltd.                                                      -0.82%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                  -0.68%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                      -0.58%
--------------------------------------------------------------------------------
Arch Coal, Inc.                                                           -0.48%
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                                              -0.41%
--------------------------------------------------------------------------------
Foundation Coal Holdings, Inc.                                            -0.40%
--------------------------------------------------------------------------------
Clear Energy, Inc.                                                        -0.32%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                  -0.32%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


                                                      WWW.RSINVESTMENTS.COM | 57

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--------------------------------------------------------------------------------
RS GLOBAL NATURAL RESOURCES FUND (CONTINUED)
--------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT: $1.6 BILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                      0.0%
Consumer Staples                                                            0.0%
Financial Services                                                          4.7%
Health Care                                                                 0.0%
Integrated Oils                                                             5.9%
Materials and Processing                                                   31.0%
Other                                                                       0.0%
Other Energy                                                               42.4%
Producer Durables                                                           0.0%
Technology                                                                  0.0%
Utilities                                                                   8.4%
Cash/Other Assets and Liabilities                                           7.6%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

Allegheny Technologies, Inc.                                               5.22%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                      4.73%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  4.71%
--------------------------------------------------------------------------------
Denbury Resources, Inc.                                                    4.21%
--------------------------------------------------------------------------------
Century Aluminum Co.                                                       4.20%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          4.13%
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce                                                 4.08%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       3.66%
--------------------------------------------------------------------------------
PPL Corp.                                                                  3.50%
--------------------------------------------------------------------------------
Alcan, Inc.                                                                2.94%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                                 3-YEAR       5-YEAR       10-YEAR      ANNUALIZED     TOTAL RETURN
                                              1-YEAR TOTAL   ANNUALIZED   ANNUALIZED    ANNUALIZED    RETURN SINCE            SINCE
                                                    RETURN       RETURN       RETURN        RETURN     INCEPTION 3      INCEPTION 3
------------------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund, Class A
   without sales load                                 8.11%       27.38%       28.02%        11.21%          13.60%          313.50%
   with maximum sales load                            2.97%       25.33%       26.77%        10.67%          13.10%          293.81%
------------------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund, Class K+              --%          --%          --%           --%          -4.76%           -4.76%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Natural Resources Index 4                     15.04%       31.58%       21.68%        13.51%          15.45%          395.14%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                   15.79%       10.44%        6.19%         8.42%           9.93%          187.00%
------------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

+ RS Global Natural Resources Fund's Class K shares "since inception" return is not annualized and represents cumulative total return. (Inception date:
      12/04/06.)

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 For A shares and Index performance, the inception date is November 15, 1995.

4 The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Goldman Sachs Natural Resources Sector Index is a modified capitalization-weighted index of companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


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--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                       RS Global        Lipper Natural
                   Natural Resources       Resources       S&P 500(R)
                         Fund               Index(4)        Index(5)
                  -------------------  ----------------   ------------
     11/15/1995          $9,525            $10,000          $10,000
         12/95           $9,639            $10,824          $10,399
          3/96          $11,297            $11,706          $10,957
          6/96          $11,744            $12,245          $11,449
          9/96          $12,516            $12,705          $11,803
         12/96          $13,611            $13,949          $12,787
          3/97          $12,706            $13,414          $13,129
          6/97          $13,068            $14,793          $15,422
          9/97          $14,069            $17,274          $16,577
         12/97          $11,278            $16,005          $17,053
          3/98          $11,867            $16,610          $19,432
          6/98          $10,582            $15,528          $20,073
          9/98           $8,205            $13,011          $18,077
         12/98           $7,392            $12,305          $21,926
          3/99           $7,739            $13,434          $23,019
          6/99           $9,909            $15,952          $24,641
          9/99          $10,028            $16,114          $23,103
         12/99           $9,047            $16,430          $26,540
          3/00           $9,374            $18,369          $27,149
          6/00          $10,226            $19,072          $26,427
          9/00          $11,039            $20,438          $26,171
         12/00          $11,385            $21,232          $24,124
          3/01          $11,554            $20,185          $21,264
          6/01          $12,317            $19,590          $22,508
          9/01          $10,444            $16,553          $19,205
         12/01          $11,455            $18,561          $21,257
          3/02          $13,100            $20,418          $21,315
          6/02          $13,784            $19,166          $18,459
          9/02          $12,922            $16,009          $15,270
         12/02          $13,407            $17,218          $16,559
          3/03          $13,397            $17,012          $16,037
          6/03          $15,389            $18,694          $18,506
          9/03          $15,617            $18,670          $18,995
         12/03          $19,056            $21,736          $21,308
          3/04          $20,195            $23,208          $21,669
          6/04          $20,363            $24,383          $22,042
          9/04          $23,405            $27,306          $21,630
         12/04          $25,615            $29,398          $23,627
          3/05          $27,667            $33,448          $23,120
          6/05          $28,268            $34,967          $23,436
          9/05          $36,392            $43,391          $24,278
         12/05          $36,433            $43,029          $24,785
          3/06          $39,435            $47,448          $25,828
          6/06          $40,272            $48,829          $25,456
          9/06          $36,812            $44,562          $26,898
         12/06          $39,386            $49,514          $28,700

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Global Natural Resources Fund and in the Lipper Natural Resources Index and the S&P 500(R) Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

Performance for Class K shares, which were first issued on 12/04/06, will vary due to differences in sales load and other expenses charged to that share class.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


                                                      WWW.RSINVESTMENTS.COM | 59

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--------------------------------------------------------------------------------
RS INVESTORS FUND
--------------------------------------------------------------------------------

A CONCENTRATED ALL-CAP FUND FOCUSING ON UNDERVALUED COMPANIES WORLDWIDE

PORTFOLIO MANAGER

ANDREW PILARA

CO-PORTFOLIO MANAGERS

MACKENZIE DAVIS
DAVID KELLEY
JOE WOLF

INVESTMENT STYLE

--------------------------------
Large-Cap   Mid-Cap    Small-Cap
--------------------------------
Value       Blend      Growth
--------------------------------

FUND PHILOSOPHY

THE RS INVESTORS FUND SEEKS TO INCREASE SHAREHOLDER CAPITAL OVER THE LONG TERM BY INVESTING IN COMPANIES THAT RS INVESTMENTS BELIEVES ARE UNDERVALUED. THE FUND INTENDS TO HOLD 20 TO 40 SECURITIES AND INVEST IN VALUE-ORIENTED EQUITIES ACROSS SMALL-, MID-, AND LARGE-MARKET CAPITALIZATIONS.

INVESTMENT PROCESS

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

PERFORMANCE

We were pleased with the 8.70% return from the RS Investors Fund for the fourth quarter of 2006 vs. the 7.12% return for the benchmark Russell 3000(R) Index 4. The Fund also returned 17.55% for the one year period compared to the Index return of 15.72%. The portfolio benefited from strongly performing stocks across a broad range of sectors in the fourth quarter, underscoring our bottom-up philosophy. Station Casinos (0.00% of assets as of 12/31/06) was a particularly strong contributor after receiving a buyout offer from a management-led group. If the company ultimately sells, it will become one of a rapidly increasing number of our companies whose value is realized as private investors and buyout funds take companies private. We also enjoyed strong gains from several long held positions, including Triarc Companies (4.86%), as the market came to fully recognize the value in the sum of its parts, and Liberty Global (5.81%), which continues to generate significant free cash flow from its cable businesses. Corinthian Colleges (5.44%), which hampered returns in the third quarter, bounced back to contribute strong gains for the quarter.

The health care sector experienced negative returns during the quarter mostly due to the poor performance of eResearch Technology (2.08%). As discussed below, we nevertheless remained convinced of the company's long-term potential despite its recent performance and began adding to our position late in the quarter. Overall we were happy to provide strong positive returns to our investors during the quarter.

PORTFOLIO REVIEW

We have written at length in previous letters about our conservative positioning heading into both 2005 and 2006. We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low. In summary, we did not feel as though we were getting paid to take risks.

In the context of conservative portfolio positioning, 2006 was a good stock-picking year in the RS Investors Fund, which allowed us to deliver solid returns and outperform the benchmark. Positive contributors included AMVESCAP (3.98%), ADVO (0.00%), Coinstar (4.59%), Corrections Corporation (2.77%), NCR (2.49%), PPL Corporation (4.01%), Teck Cominco (0.00%), Symantec (3.86%), and Triarc. Detractors are detailed below in the specific-company discussions.

We are constructive about the long-term prospects for the Fund and believe that the portfolio is well positioned. Our time horizon is years, not months or


60 | CALL 1-800-766-FUND

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quarters. If you believe that a strong, speculative bull market will persist in
2007, our strategy will likely underperform the indexes. We are not positioned to be a top performer in a speculative market. We believe that we are paid to optimize the portfolio for long-term results, being careful not to take outsized risks, thereby giving the Fund what we believe is the best chance to compound wealth over time.

CONSUMER, BUSINESS SERVICES, HEALTH CARE, AND TECHNOLOGY

One company that performed well during the year was Station Casinos, a major operator of casinos for the Las Vegas locals market. We expect to see significantly better returns for Station over the next several years as recent investments, including the $1 billion Red Rock project, continue to mature and grow cash flows. These investments are very large relative to Station's capital base and we believe they are depressing current returns given the time required to reach maturity. The long-term demand profile for the Las Vegas locals market is very strong, and we believe that Station's casinos are well-run, high-quality properties. These characteristics give us confidence that the company's returns over time will significantly exceed its cost of capital and create substantial shareholder value. This view is somewhat contrarian as many investors are concerned about near-term issues such as the impact of weakness in the Las Vegas housing market. Our conversations with local casino operators have made us comfortable that the correlation between housing prices and locals' gaming is low and that the more important drivers of demand are local population and job growth, both of which are projected to be strong for several years.

In addition to improving returns in the core business, we have identified some unique assets at Station Casinos that we do not feel are fully appreciated by the market. First, the company owns almost 700 acres of undeveloped land in Las Vegas and Reno that management estimates could be worth $1 billion to $1.4 billion. We have done extensive analysis of comparable land transactions and have spoken with numerous real estate experts and believe these land holdings to be worth significantly more than management's estimate. Second, Station Casinos generates substantial cash flow from casino management contracts with Native American tribes, whereby Station provides the tribes with financial backing as well as management and development expertise in exchange for a fixed percentage of profits from the casino. These contracts provide Station with a very high-margin recurring revenue stream with no ongoing capital investment required. In our opinion the attractive return characteristics of these cash flows warrant a significantly higher multiple than the cash flows generated from traditional casino ownership. Furthermore, Station has entered into several management contracts that have not yet reached the development stage but which we believe will eventually be very profitable and improve overall returns for the company.

It is our experience that discrepancies between market prices and underlying business value rarely exist for long. In early December a management-led group offered to take Station Casinos private at $82 per share--a 19% premium to its previous closing price. A special committee of independent directors is currently reviewing the offer, and we believe that a higher offer is a distinct possibility. Nonetheless, we booked our gains in Station and moved on.

Another company that contributed positively to performance during the year was children's apparel manufacturer Carter's (3.67%). We have owned Carter's in other portfolios in the past and remain attracted to the stable cash flows and the high returns on capital that are generated by this business. We believe the strong brand and management's focus on core, classic clothing has resulted in a predictable business with limited exposure to volatile fashion cycles and heavy markdowns. Through our conversations with store managers at several major department stores and mass merchants, we think that the company has significant opportunities for continued growth of its core Carter's brand through increased allocation of floor space at its existing wholesale accounts, continued penetration at Wal-Mart (0.00%) and Target (0.00%), and further growth of its company-owned retail outlets.


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RS INVESTORS FUND (CONTINUED)
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We are most excited, however, about the opportunity that Carter's has to improve returns at its recently acquired OshKosh business. OshKosh is one of the most recognized brands in children's apparel though the company has been plagued by strategic missteps and poor operational execution over the past several years prior to the Carter's acquisition. Carter's management has taken over operations of the business and we believe will likely improve returns by exiting unprofitable accounts, streamlining distribution, improving sourcing, and cutting overhead. We believe that revenue growth will follow as management improves the core appeal of the product and reestablishes credibility with its more important retail accounts. The longer-term opportunity is to roll out the OshKosh brand in Target and Wal-Mart. Management has already more than doubled operating margins since the acquisition, and reports we have received from our retail contacts indicate that it is making good progress on initiatives to drive revenue growth.

We were able to buy Carter's stock at a significant discount to warranted value due to investors' overreaction to weak same-store sales in the retail division. Based on our conversations with current and former Carter's employees and our numerous store visits, we are confident that these problems are transitory and that management is taking appropriate actions to restore growth. Our long-term investment horizon enables us to look past short-term challenges and focus on the long-term cash flow and return-on-capital potential of this company.

Our position in eResearch Technology detracted from returns during the fourth quarter and throughout the year. Based in Philadelphia, eResearch provides technology and services that enable the pharmaceutical, biotechnology, and medical device industries to collect, interpret, and distribute cardiac safety and clinical data. After the high-profile Vioxx and Celebrex drug recalls, the federal Food and Drug Administration (FDA) issued guidelines that mandated extensive cardiac testing on new drug compounds before they receive FDA approval. At the time the market for cardiac testing was dominated by eResearch, and the FDA guidelines implied a multifold increase in the size of the company's addressable market.

We were highly attracted to the eResearch business model for a number of reasons: it exhibited exceptionally high returns on invested capital, had an ironclad balance sheet, was generating significant free cash flow, and had incremental margins above 80%. Our discussions with eResearch management, customers, and competitors gave us comfort that the market was real and that the company was in a great position to significantly increase the size of its franchise. Though the long-term thesis remains unchanged, the company's short-term performance has been poor. We believe that the lack of clarity in the FDA guidelines has caused the drug sponsors to delay their cardiac testing, creating an air pocket in the company's revenues. Due to the high operating leverage cited above, small changes in revenue have a large impact on earnings. Our due diligence confirms management's assertion that business has been delayed rather than canceled. We remain convinced of the eventuality of the market and that eResearch will garner its fair share of the pie. Furthermore, the board has replaced both the CEO and the CFO in the past year, and we are pleased with the upgrades at both positions. We added to our position during the fourth quarter on continued weakness.

FINANCIALS

As highlighted earlier this year in our quarterly letters, we remain comfortable with our investment in regional property and casualty insurance company, Hanover Insurance Group (2.51%). The company was a solid contributor to returns during the fourth quarter and throughout the year. A significant portion of Hanover's revenues and cash flows is generated from its personal auto and homeowner's insurance, as well as specialty lines. We believe that over time these lines of business will generate stable and consistent returns because of the relative ease in understanding loss patterns, the short duration of losses, and positive demographic trends affecting the industry.

Although shares have appreciated nicely since our initial investment in January, we continue to believe that there is a material dislocation between the company's fundamentals and its current valuation. Management, led by CEO Fred Eppinger, continues to execute on its plan of materially improving returns on invested capital.


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Although most of the heavy lifting has now been completed and we are beginning to see significant improvement in returns, management continues to invest in systems that in the near term are depressing returns but which we believe will significantly lower the organization's expense structure in the long run. We believe that over time this will lead to further improvement in returns and overall competitive positioning. In addition, we believe that downside is limited as current valuations do not take into account the company's excess reserve position, which would materially add to book value, nor does it give credit for the company's high-returning specialty lines of business.

We continue to hold shares of AMVESCAP, a company we have discussed in previous reviews. AMVESCAP is an asset management firm that operates under the AIM, INVESCO, Atlantic Trust, and PowerShares brand names. The company has more than $450 billion in assets under management and offers equity, fixed-income, money market, and alternative investments as well as exchange-traded funds (ETFs) to its retail and institutional clients. Though the shares had very strong performance in 2006, we still find AMVESCAP's investment profile very attractive. We like the low capital intensity, recurring revenue, and strong cash flow generation of the business model.

Our investment thesis on AMVESCAP is little changed. We continue to believe that under the leadership of CEO Martin Flanagan, the company is in the early stages of a turnaround in operating performance and fund flows. The company has already implemented changes that have led to significant improvements in margins. We believe that Mr. Flanagan is focused on continued margin improvement, which is to be achieved through continued integration and rationalization of the company's global platform, something that was markedly absent under the previous management team. We are also impressed with the recent acquisitions of PowerShares Capital Management, a manager of ETFs, and Wilbur Ross & Co., a highly regarded private equity firm. We believe that both acquisitions will return well above the company's cost of capital and will diversify AMVESCAP's business into high-growth, high-return businesses. Importantly, the prices paid and the deal structures indicate to us that management is prudently deploying shareholder capital.

NATURAL RESOURCES, ENERGY, AND INDUSTRIALS

For the past three years, investors in the natural resources space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response would lead to lower commodity prices in the intermediate term (two to four years) but that deteriorating capital efficiencies would result in higher midcycle prices. These transitory periods are generally marked with increased volatility in both stock and commodity prices, and 2006 was certainly no exception. We continue to believe that while index returns are highly correlated to fluctuations in commodity prices, companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and incented by returns on invested capital will generate superior risk-adjusted returns for the long-term investor. We have attempted to take advantage of often-dramatic swings in market values during 2006 to better position the Fund for 2007 and beyond.

Compton Petroleum (1.23%) and Paramount Resources (1.97%)--natural gas and exploration-and-production (E&P) companies--were among the largest detractors in the Fund. As we have discussed in previous letters, the combination of stretched valuations and inflated commodity prices led us to reduce exposure to natural gas-levered names in the portfolio. Unfortunately, poor stock selection overwhelmed our asset allocation decision. Overall, we believe that mean reversion does not occur in the E&P sector in the same way that it tends to work in other industries. In short, good resource basins remain good for long periods of time, and bad basins remain bad. We believe that traditional competitive analysis isn't as relevant primarily because relative returns between basins don't change much over short periods of time and thus owners of high-quality assets don't have their advantages "competed away." The implications are obvious to us: focus only on the very few higher-return companies that can consistently grow


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RS INVESTORS FUND (CONTINUED)
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net asset value (NAV) at a reasonable rate, have a concentrated list of investable names, buy the names when they are trading at a significant discount to future NAV, and hold them for a long period of time.

In the case of Compton Petroleum, we believe we have a company whose resource potential is significant enough to underpin our downside risk. Unfortunately, thus far we believe that management has done a poor job of translating that resource into production and reserves (i.e., value) and has leveraged the balance sheet in the process. Compton has taken some steps to address this issue by entering into hedges to protect against commodity price fluctuations and a small asset sale to help offset the capital program. Paramount Resources, which we have discussed at length in previous letters, is simply feeling the impact of its exposure to natural gas. We remain confident in its management's long-term track record of value creation. Although the decline in market value for these two companies was painful in 2006, for us risk is defined as the permanent impairment of value, and for each of these names we remain optimistic about the potential for continued value creation.

In 2006 we laid out a three-part thesis that summarized our belief regarding future commodity prices:

1. Commodity prices will be lower in three years due to the supply response to current high prices.

2.    Midcycle prices in the future will be higher than historical averages.

3. Commodity-related companies that generate excess cash flow return on investment (CFROI) will generate superior risk-adjusted returns compared with the pure commodities.

OUTLOOK

Year in and year out, we believe that the best way to optimize portfolio performance is to own low-expectation, value-creating companies at attractive prices. This will be our strategy at the beginning of each year. We spend the majority of our time as bottom-up stock pickers looking for the proverbial fifty-cent dollar. Our observation of the market is not significantly different from when we entered 2006. Risk appears to be underpriced, margins and global liquidity are high, and the relative discount rate between small- and large-cap stocks is still inverted. Against the backdrop of a slowing U.S. economy, we remain cautious and will wait for the inevitable return of volatility to provide us with opportunities to deploy our shareholders' capital. In addition, numerous factors--ETFs, the proliferation of hedge funds, large program trading operations--create large capital flows that have an impact on stock valuations, often with limited correlation to long-term fundamentals. To quote veteran financial journalist Alan Abelson, "more than half the volume in many stocks is now dependent on index or sector sponsorship, the obvious results of a market that has been increasingly sectored to death and indexed beyond any efficiency imagined by academics. For ETFs, in other words, valuations don't matter." These types of dynamics inevitably produce market aberrations, which, again, create opportunities for long-term, fundamental investors.

When we observe the vast amount of money going to alternative investments (hedge funds, international markets, and private equity), we believe that the best contrarian opportunities might just be good, old-fashioned, fundamental, domestic investments. As usual, the question will be CAN WE FIND VALUE-CREATING COMPANIES THAT PROVIDE US WITH AN ADEQUATE MARGIN OF SAFETY? We ask each of our nine investment professionals at the beginning of the year to find roughly one core investment every two months and to know it extremely well--certainly not an insurmountable task in our universe of value companies.

TEAM

The end of the year is a good time to review how our research team operates and to highlight the investments we made during the year to expand our research capabilities. For each industry within our coverage universe, we have created redundancy whereby at least two senior team members analyze each investment. We believe that this redundancy allows us to better understand businesses and identify key investment risks. Each of our portfolio managers also acts as a security


64 | CALL 1-800-766-FUND
analyst. We have created a role we call "due diligence expert" that augments the analytical efforts of the senior investment team. These experts are in charge of facilitating our extensive grassroots research, including conversations with suppliers, customers, former employees, and top industry experts. We currently have two due diligence experts on the team and plan to add one or two similar resources in 2007.

In 2006 we added two senior investment professionals to the RS Value Team.

Prior to joining the firm in June, Ernst Schleimer spent eight years at RCM Global Investors, where he was a senior analyst and sector leader in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources covering the financial services sector. Mr. Schleimer holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. He works directly with Rob Harris, focusing on the financials area of the portfolio.

Prior to joining the firm in September, Ken was a senior energy analyst for seven years at Neuberger Berman, where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, he spent three years as a financial analyst at Salomon Smith Barney. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst. He works with MacKenzie Davis in the hard-assets area.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objective but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support.

/s/ Andrew Pilara        /s/ MacKenzie Davis

Andrew Pilara            MacKenzie Davis
Portfolio Manager        Co-Portfolio Manager

/s/ David Kelley         /s/ Joe Wolf

David Kelley             Joe Wolf
Co-Portfolio Manager     Co-Portfolio Manager


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RS INVESTORS FUND (CONTINUED)
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GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Corrections Corp. of America                                               2.25%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       1.79%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 1.37%
--------------------------------------------------------------------------------
Station Casinos, Inc.                                                      1.26%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          1.06%
--------------------------------------------------------------------------------
Coinstar, Inc.                                                             1.03%
--------------------------------------------------------------------------------
NCR Corp.                                                                  1.03%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          1.03%
--------------------------------------------------------------------------------
Symantec Corp.                                                             0.99%
--------------------------------------------------------------------------------
Grupo Televisa S.A                                                         0.86%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

eResearch Technology, Inc.                                                -2.56%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                   -1.24%
--------------------------------------------------------------------------------
Conseco, Inc.                                                             -0.57%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                        -0.49%
--------------------------------------------------------------------------------
Wyndham Worldwide Corp.                                                   -0.37%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                  -0.35%
--------------------------------------------------------------------------------
The St. Joe Co.                                                           -0.32%
--------------------------------------------------------------------------------
Discovery Holding Co.                                                     -0.19%
--------------------------------------------------------------------------------
Realogy Corp.                                                             -0.16%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                     -0.14%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


66 | CALL 1-800-766-FUND
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ASSETS UNDER MANAGEMENT: $65.1 MILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    3.8%
Consumer Discretionary                                                     43.0%
Consumer Staples                                                            0.0%
Financial Services                                                         19.9%
Health Care                                                                 2.1%
Integrated Oils                                                             2.0%
Materials and Processing                                                    8.1%
Other                                                                       0.0%
Other Energy                                                                9.5%
Producer Durables                                                           0.0%
Technology                                                                  6.4%
Utilities                                                                   4.0%
Cash/Other Assets and Liabilities                                           1.2%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------

Liberty Global, Inc.                                                       5.81%
--------------------------------------------------------------------------------
Corinthian Colleges, Inc.                                                  5.44%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                         5.16%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     4.97%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          4.86%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                4.85%
--------------------------------------------------------------------------------
Coinstar, Inc.                                                             4.59%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  4.53%
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                                          4.36%
--------------------------------------------------------------------------------
MI Developments, Inc.                                                      4.10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                     ANNUALIZED   TOTAL RETURN
                                    1-YEAR TOTAL   RETURN SINCE          SINCE
                                          RETURN    INCEPTION 3    INCEPTION 3
-------------------------------------------------------------------------------
RS Investors Fund, Class A
   without sales load                      17.55%         19.94%         22.72%
   with maximum sales load                 11.97%         14.85%         16.87%
-------------------------------------------------------------------------------
Russell 3000(R) Index 4                    15.72%         15.89%         18.06%
-------------------------------------------------------------------------------
S&P 500(R) Index 5                         15.79%         15.74%         17.90%
-------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 15, 2005.

4 The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


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RS INVESTORS FUND (CONTINUED)
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--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/05
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                         RS Investors            Russell 3000(R)
                             Fund                   Index(4)
                       ----------------         ----------------
      11/15/05              $9,525                   $10,000
         11/05              $9,744                   $10,178
         12/05              $9,944                   $10,182
          1/06             $10,458                   $10,451
          2/06             $10,297                   $10,480
          3/06             $10,573                   $10,610
          4/06             $10,658                   $10,753
          5/06             $10,382                   $10,443
          6/06             $10,116                   $10,457
          7/06             $10,382                   $10,522
          8/06             $10,563                   $10,772
          9/06             $10,754                   $11,050
         10/06             $11,154                   $11,410
         11/06             $11,487                   $11,627
         12/06             $11,689                   $11,790

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Investors Fund and in the Russell 3000(R) Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


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

--------------------------------------------------------------------------------
RS PARTNERS FUND
--------------------------------------------------------------------------------

A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

PORTFOLIO MANAGER

ANDREW PILARA

CO-PORTFOLIO MANAGERS

MACKENZIE DAVIS
DAVID KELLEY
JOE WOLF

INVESTMENT STYLE

-------------------------------
Large-Cap   Mid-Cap   Small-Cap
-------------------------------
Value       Blend     Growth
-------------------------------

FUND PHILOSOPHY

THE RS PARTNERS FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES -- PRINCIPALLY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $3 BILLION -- USING A VALUE METHODOLOGY COMBINING BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

INVESTMENT PROCESS

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

PERFORMANCE

The small-cap value segment of the market ended the year with a strong rally, with the Russell 2000(R) Value Index 4 gaining 9.03% during the fourth quarter. The RS Partners Fund lagged the index but still posted strong positive returns for the quarter, gaining 7.89%. The Fund returned 11.19% for the one year period, compared with the Index return of 23.48%.

PORTFOLIO REVIEW

We have written at length in previous letters about our conservative positioning heading into both 2005 and 2006. We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low. In summary, we did not feel as though we were getting paid to take risks. Though we were pleased to be able to deliver double-digit returns to our investors in 2006, we significantly underperformed the value benchmark. Although we are not benchmark-centric investors, we feel it appropriate and necessary to decompose the variance in our performance.

For the RS Partners Fund in 2006, our stock picking was not nearly as strong as it has been in previous years. In addition, our sector allocation was a large negative contributor to 2006 performance for the RS Partners Fund. Our sector allocation is driven by a highly repeatable, consistent investment philosophy across each sector of the market. We believe that the best recipe for investment success is combining improving return-on-investment metrics with an asymmetric risk/reward relationship (multiples of reward per unit of risk). If we are unable to find structurally improving businesses at attractive valuations, we will underweight certain sectors, sometimes significantly. This philosophy made it very difficult to own a number of top-performing sectors in 2006, such as utilities and real estate investment trusts (REITs), which we viewed as having low incremental returns and high valuations. Our lack of ownership in these areas contributed meaningful underperformance relative to the benchmark this year. For example, the REITs as a sector have flat-to-declining returns on invested capital and trade at high absolute and relative valuations. Despite these fundamentals, the 11% of the index in REITs was up 30% for 2006 (vs. the 3% weighting in the Fund). Although this hurt performance in the short term, we believe that over time our process of owning companies with higher returns and lower valuations will result in less volatility and better long-term


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RS PARTNERS FUND (CONTINUED)
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results. Finally, our cash position created a drag on performance in 2006. Our conservatism resulted in an elevated cash balance that we had hoped to employ at better valuations.

We are disappointed that we underperformed the benchmark in 2006 and lost the opportunity to make more money for our investors. We are much more concerned, however, with losing our investors money. We will always prefer the criticism of being too cautious and "not making enough" to being too aggressive and "losing a lot." We manage risk--which we define as a permanent loss of capital--by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding will create wealth over the long term.

We are constructive about the long-term prospects for the Fund and believe that the portfolio is well positioned. Our time horizon is years, not months or quarters. If you believe that a strong, speculative bull market will persist in 2007, our strategy will likely under-perform the indexes. We are not positioned to be a top performer in a speculative market. We believe that we are paid to optimize the portfolio for long-term results, being careful not to take outsized risks, thereby giving the Fund what we believe is the best chance to compound wealth over time.

CONSUMER, BUSINESS SERVICES, HEALTH CARE, AND TECHNOLOGY

We break our team into three pods, each of which we will discuss independently here. Much of our positive contribution in 2006 came from broadly defined business service companies. Our business service exposure is across a wide variance of different end markets and segments of the economy. We are attracted to these types of companies because they often exhibit durable, predictable business models that generate recurring cash flow. We are likely to maintain a large concentration in these types of companies.

Though we appear to have a large weighting in the consumer area, we owned very few pure consumer names in 2006 (those tied to the consumer price index, employment, gas prices). We have generally been cautious on businesses with direct exposure to the health of the consumer. Instead, we prefer media companies, processing companies that service the consumer area, and manufacturers of products that do not exhibit economic sensitivity.

In the health care arena, we retain our cautious stance given mediocre trends in fundamentals and return on invested capital. Like in all sectors, we will continue to look for company-specific structural changes that will drive improving returns on invested capital. We do not think there is a tide that will lift all boats in the health care space.

Below we highlight a few companies that had an impact on performance.

A company that contributed positively to performance during the year was children's apparel manufacturer Carter's (2.43% of assets as of 12/31/06). We have owned Carter's in the past and remain attracted to the stable cash flows and high returns on capital that are generated by this business. We believe the strong brand and management's focus on core, classic clothing has resulted in a predictable business with limited exposure to volatile fashion cycles and heavy markdowns. Through our conversations with store managers at several major department stores and mass merchants, we think that the company has significant opportunities for continued growth of its core Carter's brand through increased allocation of floor space at its existing wholesale accounts, continued penetration at Wal-Mart (0.00%) and Target (0.00%), and further growth of its company-owned retail outlets.

We are most excited, however, about the opportunity that Carter's has to improve returns of its recently-acquired OshKosh business. OshKosh is one of the most recognized brands in children's apparel, though the company has been plagued by strategic missteps and poor operational execution over the past several years prior to the Carter's acquisition. Carter's


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management has taken over operations of the business and we believe will likely improve returns by exiting unprofitable accounts, streamlining distribution, improving sourcing, and cutting overhead. We believe that revenue growth will follow as management improves the product's core appeal and, reestablishes credibility with its more important retail accounts. The longer-term opportunity is to roll out the OshKosh brand in Target and Wal-Mart. Management has already more than doubled operating margins since the acquisition, and reports we have received from our retail contacts indicate that it is making good progress on initiatives to drive revenue growth.

We were able to buy Carter's stock at a significant discount to warranted value due to investors' overreaction to weak same-store sales in the retail division. Based on our conversations with current and former Carter's employees and our numerous store visits, we are confident that these problems are transitory and that management is taking appropriate actions to restore growth. Our long-term investment horizon enables us to look past short-term challenges and focus on the long-term cash flow and return-on-capital potential of this company.

Our position in eResearch Technology (1.33%) detracted from returns during the fourth quarter and throughout the year. Based in Philadelphia, eResearch provides technology and services that enable the pharmaceutical, biotechnology, and medical device industries to collect, interpret, and distribute clinical and cardiac-safety data. After the high-profile Vioxx and Celebrex drug recalls, the federal Food and Drug Administration (FDA) issued guidelines that mandated extensive cardiac testing on new drug compounds before they receive FDA approval. At the time the market for cardiac testing was dominated by eResearch, and the FDA guidelines implied a multifold increase in the size of the company's addressable market.

We were highly attracted to the eResearch business model for a number of reasons: it exhibited exceptionally high returns on invested capital, had an ironclad balance sheet, was generating significant free cash flow, and had incremental margins above 80%. Our discussions with eResearch management, customers, and competitors gave us comfort that the market was real and that the company was in a great position to significantly increase the size of its franchise. Though the long-term thesis remains unchanged, the company's short-term performance has been poor. The lack of clarity in the FDA guidelines has caused the drug sponsors to delay their cardiac testing, creating an air pocket in the company's revenues. Due to the high operating leverage cited above, small changes in revenue have a large impact on earnings. Our due diligence confirms management's assertion that business has been delayed rather than canceled. We remain convinced of the eventuality of the market and that eResearch will garner its fair share of the pie. Furthermore, the board has replaced both the CEO and the CFO in the past year, and we are pleased with the upgrades at both positions. We have added to our position during the fourth quarter on the weakness.

FINANCIALS

Over the past several years, banks had been significant beneficiaries of a steep yield curve (banks borrow short and lend long), a strong mortgage environment, and improving credit quality. Starting in 2005, however, we became concerned that returns for the banks had peaked and would eventually begin to deteriorate. Our initial thesis was confirmed in 2006 as fundamentals for the group worsened. We expect returns for banks to continue to decline for the banks, although we anticipate that the decline will be gradual and not dramatic. We believe that what were once tailwinds for the group will now be headwinds as the flat yield curve pressures net interest margins, the mortgage market remains challenged, credit quality is likely to worsen, and valuations still do not accurately reflect the deteriorating fundamental environment. As always, our approach within financials continues to be focused on special situations as opposed to making a broad macroeconomic call.


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Our returns from financial-related companies were mixed for the calendar year.
Our investment process requires us to identify companies with improving returns on capital that are available at attractive valuations. These criteria largely kept us underweighted in the REIT segment. Surprising, at least to us, the REIT group produced another year of very strong returns, fueling much of the of the financial sector returns in the index. That said, we did generate solid returns from other businesses in insurance, asset management, and capital markets.

We are searching for names in which returns on invested capital are improving, quality of management is sound, and asymmetric risk/reward profile is adequate to make an investment. Below we highlight two such investments: Assured Guaranty (1.84%) and the Hanover Insurance Group (3.07%).

Assured Guaranty is a Bermuda-based financial guarantee underwriter, which in 2004 was spun off from Ace Limited, focusing on the public, public/private, and structured products markets. We view the financial guarantee space as attractive given the high barriers to entry, stable and predictable revenue and cash flow generation, low-loss underwriting standard, and very low operating expense structure. We believe that over time these dynamics will lead to a business that will generate stable and consistent returns.

Our investment in Assured Guaranty was precipitated by operational and managerial changes that occurred after the spin off from Ace Limited (0.00%), which led to an improved capital allocation philosophy. As part of Ace Limited, management focused on highly volatile and lower risk-adjusted returns on invested capital businesses such as single-issuer credit default swaps and financial guarantee reinsurance. During the early 2000s, the viability of the book of business was called into question as corporate losses mounted. In 2004 a new management team was put in place, led by Dominic Frederico, and the company was spun out several months later. Management began several initiatives to exit lower-return businesses and improve its overall capital position. These initiatives included the divestiture of single-issuer credit default swap business, a de-emphasis of the financial guarantee reinsurance book of business, and a focus on improving capital levels to compete in the higher-return primary financial guarantee space. With shares trading at a modest premium to tangible book value, we see minimum downside with material upside from current levels, and we remain confident with our current position.

As highlighted earlier this year in our quarterly letters, we remain comfortable with our investment in regional property and casualty insurance company, Hanover Insurance Group. A significant portion of Hanover's revenues and cash flows is generated from its personal auto and homeowner's insurance, as well as specialty lines. We believe that over time these lines of business will generate stable and consistent returns because of the relative ease in understanding loss patterns, the short duration of losses, and positive demographic trends affecting the industry.

Although shares have appreciated nicely since our initial investment in late 2005, we continue to believe that there is a material dislocation between the company's fundamentals, and its current valuation. Management, led by CEO Fred Eppinger, continues to execute on its plan of materially improving returns on invested capital. Although most of the heavy lifting has now been completed, and we are beginning to see significant improvement in returns, management continues to invest in systems that in the near term are depressing returns but which we believe will significantly lower the organization's expense structure in the long run. We believe that over time this will lead to further improvement in returns and overall competitive positioning. In addition, we believe that downside is limited as current valuations do not take into account the company's excess reserve position, which would materially add to book value, nor do current valuations give credit for the company's high-returning specialty lines of business.

NATURAL RESOURCES, ENERGY AND INDUSTRIALS

Energy and natural resources companies have contributed meaningfully to the Fund's performance vs. the benchmark over the past three years due to the broad, and occasionally rapid, increases in commodity prices. This year, however, the sector hurt performance


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as a number of long held holdings pulled back from their highs. As we have discussed in previous letters, it was and is our contention that the supply response resulting from the run-up in commodity prices would lead to lower commodity prices in the intermediate term (two to four years) but that deteriorating capital efficiencies would result in higher midcycle prices. These transitory periods are generally marked with increased volatility in both stock and commodity prices, and 2006 was certainly no exception. We continue to believe that while commodity index returns are highly correlated to fluctuations in commodity prices, companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and incented by returns on invested capital will generate superior risk-adjusted returns for the long-term investor. We have attempted to take advantage of often-dramatic swings in market values during 2006 to better position the Fund for 2007 and beyond.

Allegheny Technologies (2.70%) was among the largest positive contributors to returns for the Fund and we remain very constructive on our investment, having used periods of weakness in the stock to increase our position during the year. We think CEO Pat Hassey has done a commendable job of transforming a commodity stainless steel manufacturer into a diversified supplier of specialty metals and alloys. Over the past three years, we have spent a considerable amount of time with Mr. Hassey and his team, visiting numerous facilities and discussing the ongoing capital program. The most visible element of the program is the expansion of the company's titanium sponge and melt capacity to meet increasing demand driven primarily by the large build programs at Boeing (0.00%) and Airbus (0.00%), as well as continued activity in the oil field, chemical, and medical industries. Allegheny announced a landmark contract with Boeing for a significant portion of the new capacity, we believe a prudent decision as it provides a baseline of volume to load the facilities.

As we have discussed in previous letters, we believe that a key element of a successful investment is management's ability to redeploy capital into high-return projects, and we remain very comfortable with the long-term return profile of Allegheny's existing and future assets. We believe that another important element of the investment thesis, which has received less attention but is nonetheless an important driver of future returns, is Allegheny's decision to streamline its more commoditized facilities to allow management to focus more on utilization optimization (i.e. balancing supply and demand) instead of being forced to choose volumes over price as a means to offset a high fixed-cost operation structure. We believe that both of these steps have structurally raised Allegheny's return profile across the cycle; and while the stock price certainly reflects a portion of the improvement, management's ability to continue to create long-term shareholder value provides the investment with a very attractive, asymmetric risk/reward dynamic in our opinion. Our favorite investments are those we are able to purchase at a significant discount to warranted value, and then have that warranted value increase over time. Allegheny is a prime example, and we remain confident in the long-term outlook for the company.

Century Aluminum (1.77%) also performed well during the year. The company is levered to changes in the commodity price, and is accelerating expansion of its smelting capacity in Iceland, where it is able to access low-cost, long-term electricity contracts. Given the energy-intensive nature of aluminum smelting, Nordural Phase I and II and later expansions at Helguvik represent structural shifts in the company's cost curve and will provide long-term sustainable competitive advantages going forward. A significant portion of the existing and future Iceland production is covered under a tolling agreement, which will reduce leverage to the commodity and improve the overall return profile of the capital footprint. Century Aluminum is another good example of a thesis that is underpinned by a structural change in the asset base, which is necessary to make a multiyear investment in a commodity-related company.

Compton Petroleum (1.52%) and Paramount Resources (1.63%)--natural gas and exploration-and-production (E&P) companies--were among the largest detractors. As we have discussed in previous letters, the combination of stretched valuations and inflated commodity prices led us to reduce exposure to natural gas-levered


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names in the portfolio. Unfortunately, poor stock selection overwhelmed our asset allocation decision. Overall, we believe that mean reversion does not occur in the E&P sector in the same way that it tends to work in other industries. In short, good basins remain good for long periods of time, and bad basins remain bad. We believe that traditional competitive analysis isn't as relevant primarily because relative returns between basins don't change much over short periods of time and thus owners of high-quality assets don't have their advantages "competed away." The implications are obvious to us: focus only on the very few higher-return companies that can consistently grow net asset value (NAV) at a reasonable rate, have a concentrated list of investable names, buy the names when they are trading at a significant discount to future NAV, and hold them for a long period of time.

In the case of Compton Petroleum, we believe we have a company whose resource potential is significant enough to underpin our downside risk. Unfortunately, thus far we believe that management has done a poor job of translating that resource into production and reserves (i.e., value) and has leveraged the balance sheet in the process. Compton has taken some steps to address this issue by entering into hedges to protect against commodity price fluctuations and a small asset sale to help offset the capital program. Paramount Resources, which we have discussed at length in previous letters, is simply feeling the impact of its exposure to natural gas; we remain confident in its management's long-term track record of value creation. Although the decline in market value for these two companies was painful in 2006, for us risk is defined as the permanent impairment of value, and for each of these names we remain optimistic about the potential for continued value creation.

In 2006 we laid out a three-part thesis that summarized our belief regarding future commodity prices:

1. Commodity prices will be lower in three years due to the supply response to current high prices.

2.    Midcycle prices in the future will be higher than historical averages.

3. Commodity-related companies that generate excess cash flow return on investment (CFROI) will generate superior risk-adjusted returns compared with the pure commodities.

As we enter 2007, there is little evidence to suggest that our medium-term fundamental outlook has changed, as we are clearly witnessing the impact of incremental supply in both the base metals and hydrocarbon segments. There has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, however, and it is this factor that we believe will ultimately establish forward midcycle prices, and thus valuations.

OUTLOOK

Year in and year out, we believe that the best way to optimize portfolio performance is to own low-expectation, value-creating companies at attractive prices. This will be our strategy at the beginning of each year. We spend the majority of our time as bottom-up stock pickers looking for the proverbial fifty-cent dollar.

Our observation of the market is not significantly different than when we entered 2006. Risk appears to be underpriced, margins and global liquidity are high, and the relative discount rate between small- and large-cap stocks is still inverted. Against the backdrop of a slowing U.S. economy, we remain cautious and will wait for the inevitable return of volatility to provide us with opportunities to deploy our shareholders' capital. In addition, numerous factors -- ETFs, the proliferation of hedge funds, large program trading operations -- create large capital flows that have an impact stock valuations, often with limited correlation to long-term fundamentals. To quote veteran financial journalist Alan Abelson, "more than half the volume in many stocks is now dependent on index or sector sponsorship, the obvious results of a market that has been increasingly sectored to death and indexed beyond any efficiency imagined by academics. For ETFs, in other words, valuations don't matter." These types of dynamics inevitably produce market aberrations, which, again, create opportunities for long-term, fundamental investors.


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When we observe the vast amount of money going to alternative investments (hedge funds, international markets, and private equity), we believe that the best contrarian opportunities might just be good, old-fashioned, fundamental, domestic investments. As usual, the question will be CAN WE FIND VALUE-CREATING COMPANIES THAT PROVIDE US WITH AN ADEQUATE MARGIN OF SAFETY? We ask each of our nine investment professionals at the beginning of the year to find roughly one core investment every two months and to know it extremely well -- certainly not an insurmountable task in our universe of value companies.

TEAM

The end of the year is a good time to review how our research team operates and to highlight the investments we have made during the year to expand our research capabilities. For each industry within our coverage universe, we have created redundancy whereby at least two senior team members analyze each investment. We believe that this redundancy allows us to better understand businesses and identify key investment risks. Each of our portfolio managers also acts as a security analyst. We have created a role we call "due diligence expert" that augments the analytical efforts of the senior investment team. These experts are in charge of facilitating our extensive grassroots research, including conversations with suppliers, customers, former employees, and top industry experts. We currently have two due diligence experts on the team and plan to add one or two similar resources in 2007.

In 2006 we added two senior investment professionals to the RS Value Team:

Prior to joining the firm in June, Ernst Schleimer spent eight years at RCM Global Investors, where he was a senior analyst and sector leader in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources, covering the financial services sector. Mr. Schleimer holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. He works directly with Rob Harris, focusing on the financials area of the portfolio.

Prior to joining the firm in September, Ken Settles was a senior energy analyst for seven years at Neuberger Berman, where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, he spent three years as a financial analyst at Salomon Smith Barney. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst. He works with MacKenzie Davis in the hard-assets area.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objective but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support.

/s/ Andrew Pilara             /s/ MacKenzie Davis

Andrew Pilara                 MacKenzie Davis
Portfolio Manager             Co-Portfolio Manager

/s/ David Kelley              /s/ Joe Wolf

David Kelley                  Joe Wolf
Co-Portfolio Manager          Co-Portfolio Manager


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RS PARTNERS FUND (CONTINUED)
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GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

Corrections Corp. of America                                               1.75%
--------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                               1.43%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          1.28%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 0.93%
--------------------------------------------------------------------------------
Lazard Ltd.                                                                0.74%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       0.73%
--------------------------------------------------------------------------------
Magellan Health Services, Inc.                                             0.71%
--------------------------------------------------------------------------------
Coinstar, Inc.                                                             0.71%
--------------------------------------------------------------------------------
Oesterreichische Post AG                                                   0.65%
--------------------------------------------------------------------------------
AMERIGROUP Corp.                                                           0.65%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------

eResearch Technology, Inc.                                                -1.40%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                   -1.18%
--------------------------------------------------------------------------------
Tuesday Morning Corp.                                                     -0.92%
--------------------------------------------------------------------------------
Spectrum Brands, Inc.                                                     -0.78%
--------------------------------------------------------------------------------
Centene Corp.                                                             -0.69%
--------------------------------------------------------------------------------
Novell, Inc.                                                              -0.53%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                  -0.49%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                      -0.42%
--------------------------------------------------------------------------------
Alexander & Baldwin, Inc.                                                 -0.34%
--------------------------------------------------------------------------------
Playboy Enterprises, Inc.                                                 -0.25%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in small-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


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ASSETS UNDER MANAGEMENT: $2.5 BILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    7.4%
Consumer Discretionary                                                     27.6%
Consumer Staples                                                            0.0%
Financial Services                                                         23.2%
Health Care                                                                 8.5%
Integrated Oils                                                             1.6%
Materials and Processing                                                   10.6%
Other                                                                       0.0%
Other Energy                                                                8.1%
Producer Durables                                                           1.1%
Technology                                                                  2.5%
Utilities                                                                   0.0%
Cash/Other Assets and Liabilities                                           9.4%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          4.72%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  3.97%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               3.79%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                         3.65%
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                                              3.07%
--------------------------------------------------------------------------------
Corinthian Colleges, Inc.                                                  3.06%
--------------------------------------------------------------------------------
AP Alternative Assets, L.P.                                                3.04%
--------------------------------------------------------------------------------
Coinstar, Inc.                                                             2.96%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       2.81%
--------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                               2.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                     3-YEAR       5-YEAR      10-YEAR     ANNUALIZED   TOTAL RETURN
                                  1-YEAR TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE          SINCE
                                        RETURN       RETURN       RETURN       RETURN    INCEPTION 3    INCEPTION 3
-------------------------------------------------------------------------------------------------------------------
RS Partners Fund, Class A 3
   without sales load                    11.19%       17.94%       22.43%       14.14%         16.16%        458.26%
   with maximum sales load                5.90%       16.05%       21.25%       13.59%         15.67%        431.68%
-------------------------------------------------------------------------------------------------------------------
RS Partners Fund, Class K+                  --%          --%          --%          --%          4.71%          4.71%
-------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index 4            23.48%       16.48%       15.37%       13.27%         14.16%        357.42%
-------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                       15.79%       10.44%        6.19%        8.42%         10.25%        206.56%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

+ RS Partners Fund's Class K shares "since inception" return is not annualized and represents cumulative total return. (Inception date:
      10/13/06.)

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     For A shares and Index performance, the inception date is July 12, 1995.

4 The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


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RS PARTNERS FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 07/12/95
--------------------------------------------------------------------------------

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                         RS Partners             Russell 2000(R)
                             Fund                   Index(4)
                       ----------------         ----------------
     7/12/1995              $9,525                   $10,000
          9/95              $9,706                   $10,532
         12/95              $9,896                   $10,839
          3/96             $11,716                   $11,314
          6/96             $12,992                   $11,777
          9/96             $13,402                   $11,952
         12/96             $14,166                   $13,155
          3/97             $14,264                   $13,122
          6/97             $15,409                   $15,103
          9/97             $17,310                   $17,049
         12/97             $16,727                   $17,336
          3/98             $18,097                   $18,784
          6/98             $16,332                   $18,105
          9/98             $12,516                   $14,869
         12/98             $12,146                   $16,218
          3/99             $11,778                   $14,646
          6/99             $13,147                   $17,070
          9/99             $12,579                   $15,735
         12/99             $12,600                   $15,976
          3/00             $13,053                   $16,587
          6/00             $13,769                   $16,911
          9/00             $16,266                   $18,152
         12/00             $16,561                   $19,623
          3/01             $17,688                   $19,814
          6/01             $20,101                   $22,119
          9/01             $17,109                   $19,170
         12/01             $19,331                   $22,375
          3/02             $20,961                   $24,518
          6/02             $20,709                   $23,998
          9/02             $18,729                   $18,889
         12/02             $19,569                   $19,818
          3/03             $20,074                   $18,812
          6/03             $25,082                   $23,087
          9/03             $27,728                   $24,870
         12/03             $32,412                   $28,940
          3/04             $35,326                   $30,943
          6/04             $35,220                   $31,205
          9/04             $37,713                   $31,252
         12/04             $42,723                   $35,378
          3/05             $42,195                   $33,971
          6/05             $44,431                   $35,695
          9/05             $48,277                   $36,799
         12/05             $47,822                   $37,044
          3/06             $51,864                   $42,047
          6/06             $50,198                   $40,910
          9/06             $49,286                   $41,954
         12/06             $53,174                   $45,742

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Partners Fund and in the Russell 2000(R) Value Index and the S&P 500(R) Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

Performance for Class K shares, which were first issued on 10/13/06 will vary due to differences in sales load and other expenses charged to that share class.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


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RS VALUE FUND
--------------------------------------------------------------------------------

A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

PORTFOLIO MANAGER

ANDREW PILARA

CO-PORTFOLIO MANAGERS

MACKENZIE DAVIS
DAVID KELLEY
JOE WOLF

INVESTMENT STYLE

-------------------------------
Large-Cap   Mid-Cap   Small-Cap
-------------------------------
Value       Blend     Growth
-------------------------------

FUND PHILOSOPHY

THE RS VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND INVESTS PRINCIPALLY IN SMALL-AND MID-CAP COMPANIES AS DEFINED IN OUR MOST CURRENT PROSPECTUS. THE FUND INVESTS USING A VALUE METHODOLOGY COMBINING BALANCE SHEET AND CASH FLOW ANALYSIS.

INVESTMENT PROCESS

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

PERFORMANCE

The mid-cap value segment of the market ended the year with a strong rally, with the Russell Midcap(R) Value Index 4 gaining 8.50% during the fourth quarter. We were pleased that the RS Value Fund was able to keep pace with the index, returning 8.59% for the quarter. The Fund gained 16.37% for the one year, compared with 20.22% for the Index.

PORTFOLIO REVIEW

We have written at length in previous letters about our conservative positioning heading into both 2005 and 2006. We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low. In summary, we did not feel as though we were getting paid to take risks. Though we were pleased to be able to deliver returns in the mid-teens to our investors in 2006, we still underperformed the value benchmark. Although we are not benchmark-centric investors, we feel it appropriate and necessary to decompose the variance in our performance.

Our sector allocation was a large negative contributor to 2006 performance for the RS Value Fund. Our sector allocation is driven by a highly repeatable, consistent investment philosophy across each sector of the market. We believe that the best recipe for investment success is combining improving return on investment trends with an asymmetric risk/reward relationship (multiples of reward per unit of risk). If we are unable to find structurally improving businesses at attractive valuations, we will underweight certain sectors, sometimes significantly. This philosophy made it very difficult to own a number of top-performing sectors in 2006, such as utilities and real estate investment trusts (REITs), which we viewed as having low incremental returns and high valuations. Our lack of ownership in these areas contributed meaningful underperformance relative to the benchmark this year. For example, REITs as a sector have flat-to-declining returns on invested capital and trade at high absolute and relative valuations. Despite these fundamentals, the 11% of the index in REITS was up 37% for 2006 (vs. the 0% weighting in the Fund). Although this hurt performance in the short term, we believe that over time our process of owning companies with higher returns and lower valuations will result in less volatility and better long-term results. Finally, our cash position created a drag on performance in 2006. Our conservatism resulted in an elevated cash balance that we had hoped to employ at better valuations.


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RS VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

Good stock selection in 2006 helped offset much of the drag from the sector issues discussed above. Strong positive contributors included Allegheny Technologies (2.99% of assets as of 12/31/06), Brookfield Asset Management (2.87%), Ameriprise Financial (2.14%), Corrections Corporation (3.73%), Liberty Global (4.44%), NCR (2.68%), and Symantec (2.39%). Detractors are detailed below in the specific-company discussions.

Although we trailed the benchmark during the calendar year, we feel reasonably good about balancing the risk/return equation that affects long-term results. We are much more concerned with losing our investors' money. We will always prefer the criticism of being too cautious and "not making enough" to being too aggressive and "losing a lot." We manage risk--which we define as a permanent loss of capital--by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding will create wealth over the long term.

We are constructive about the long-term prospects for the Fund and believe that the portfolio is well positioned. Our time horizon is years, not months or quarters. If you believe that a strong, speculative bull market will persist in 2007, our strategy will likely under-perform the indexes. We are not positioned to be a top performer in a speculative market. We believe that we are paid to optimize the portfolio for long-term results, being careful not to take outsized risks, thereby giving the Fund what we believe is the best chance to compound wealth over time.

CONSUMER, BUSINESS SERVICES, HEALTH CARE, AND TECHNOLOGY

We break our team into three pods, each of which we will discuss independently here. Much of our positive contribution in 2006 came from broadly defined business services companies. Our business services exposure is across a wide variance of different end markets and segments of the economy. We are attracted to these types of companies because they often exhibit durable, predictable business models that generate recurring cash flow. We are likely to maintain a large concentration in these types of companies.

Though we appear to have a large weighting in the consumer area, we owned very few pure consumer names in 2006 (those tied to the consumer price index, employment, and gas prices). We have generally been cautious on businesses with direct exposure to the health of the consumer. Instead, we preferred media companies, processing companies that service the consumer area, and manufacturers of products that do not exhibit economic sensitivity.

In the health care arena, we retain our cautious stance given mediocre trends in fundamentals and return on invested capital. Like in all sectors, we will continue to look for company-specific structural changes that will drive improving returns on invested capital. We do not think there is a tide that will lift all boats in the health care space.

One company that performed well during the quarter was Station Casinos (3.20%), a major operator of casinos for the Las Vegas locals market. We expect to see significantly better returns for Station over the next several years as recent investments, including the $1 billion Red Rock project, continue to mature and grow cash flows. These investments are very large relative to Station's capital base and we believe they are depressing current returns given the time required to reach maturity. The long-term demand profile for the Las Vegas locals market is very strong, and we believe that Station's casinos are well-run, high-quality properties. These characteristics give us confidence that the company's returns over time will significantly exceed its cost of capital and create substantial shareholder value. This view is somewhat contrarian as many investors are concerned about near-term issues such as the impact of weakness in the Las Vegas housing market. Our conversations with local casino operators have made us comfortable that the correlation between housing prices and locals' gaming is low and that the more important drivers of demand are local population and job growth, both of which are projected to be strong for several years.


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In addition to improving returns in the core business, we have identified some unique assets at Station Casinos that we do not feel are fully appreciated by the market. First, the company owns almost 700 acres of undeveloped land in Las Vegas and Reno that management estimates could be worth $1 billion to $1.4 billion. We have done extensive analysis of comparable land transactions and have spoken with numerous real estate experts and believe these land holdings to be worth significantly more than management's estimate.

Second, Station Casinos generates substantial cash flow from casino management contracts with Native American tribes, whereby Station provides the tribes with financial backing as well as management and development expertise in exchange for a fixed percentage of profits from the casino. These contracts provide Station with a very high-margin recurring revenue stream with no ongoing capital investment required. In our opinion the attractive return characteristics of these cash flows warrant a significantly higher multiple than the cash flows generated from traditional casino ownership. Furthermore, Station has entered into several management contracts that have not yet reached the development stage but will eventually be very profitable and improve overall returns for the company.

It is our experience that discrepancies between market prices and underlying business value rarely exist for too long. In early December a management-led group offered to take Station Casinos private at $82 per share -- a 19% premium to its previous closing price. A special committee of independent directors is currently reviewing the offer, and we believe that a higher offer is a distinct possibility.

FINANCIALS

Our 2006 returns from the overall financial services sector were dragged down by our underweighting to the strongly performing REIT segment of the index. This underexposure negated some relatively good stock selection in other areas of financials, including Assurant (1.45%) in the insurance segment, Ameriprise in the brokerage space, and AMVESCAP (2.37%) in the asset management group. Over the past several years, banks had been significant beneficiaries of a steep yield curve (banks borrow short and lend long), a strong mortgage environment, and improving credit quality. Starting in 2005, however, we became concerned that returns for the banks had peaked and would eventually begin to deteriorate. Our initial thesis was confirmed in 2006 as fundamentals for the group worsened. We expect returns for banks to continue to decline, although we anticipate that the decline will be gradual and not dramatic. We believe that what were once tailwinds for the group will now be headwinds as the flat yield curve pressures net interest margins, the mortgage market remains challenged, credit quality is likely to worsen, and valuations still do not accurately reflect the deteriorating fundamental environment.

As always, our approach within financials continues to be focused on special situations as opposed to making a broad macroeconomic call. We are searching for names in which returns on invested capital are improving, quality of management is sound, and asymmetric risk/reward is adequate for making an investment. Below we highlight two such investments: Federated Investors (1.84%), which had a negative impact on the Fund's returns in 2006, and AMVESCAP, which posted positive returns.

We continue to hold shares of Federated Investors, an asset management company with approximately $230 billion in assets under management. The company has been led by CEO J. Christopher Donahue since 1998 and is best known for its dominant position in money market funds, which comprise over 70% of assets under management. Equity and fixed income assets make up the balance of the assets under management. Federated distributes its products indirectly through third-party intermediaries and directly to corporate and institutional clients.

At its core, we like Federated's business model because of its low capital intensity, recurring revenue, and strong cash flow generation. The company has come through a difficult fundamental and regulatory period over the past several years. In 2006 management proactively exited a business it thought would experience declining returns (trade clearing) and we believe it prudently redeployed capital into a higher-return opportunity, the acquisition of MDTA LLC, a


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--------------------------------------------------------------------------------
RS VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

quantitative equity firm. We expect the acquisition to earn well above Federated's cost of capital. Moreover, the deal was structured so that payouts to the founding principals are back-end loaded and tied to specific performance benchmarks. We view this as a shareholder-friendly way of structuring acquisitions as it keeps the interests of the acquired company aligned with those of current shareholders. These factors, combined with what we view as an improving environment for money market funds, should position the company to deliver improving margins and return on invested capital over the next several years. In our opinion Federated is a classic asymmetric return story as we see little downside and significant upside from current levels.

We continue to hold shares of AMVESCAP, a company that we have discussed in previous reviews. AMVESCAP is an asset management firm that operates under the AIM, INVESCO, Atlantic Trust, and PowerShares brand names. The company has over $450 billion in assets under management and offers equity, fixed income, money market, and alternative investments as well as exchange traded funds (ETFs) to its retail and institutional clients. Though the shares had very strong performance in 2006, we still find AMVESCAP's investment profile very attractive. Similar to Federated Investors, we like the low capital intensity, recurring revenue, and strong cash flow generation of its business model.

Our investment thesis on AMVESCAP is little changed. We continue to believe that under the leadership of CEO Martin Flanagan, the company is in the early stages of a turnaround in operating performance and fund flows. The company has already implemented changes that have led to significant improvements in margins. We believe that Mr. Flanagan is focused on continued margin improvement, which is to be achieved through continued integration and rationalization of the company's global platform, something that was markedly absent under the previous management team. We are also impressed with the recent acquisitions of PowerShares Capital Management, a manager of ETFs, and Wilbur Ross & Co., a highly regarded private equity firm. We believe that both acquisitions will return well above the company's cost of capital and will diversify AMVESCAP's business into high-growth, high-return businesses. Importantly, the deal structures and the prices paid indicate to us that management is prudently deploying shareholder capital.

NATURAL RESOURCES, ENERGY AND INDUSTRIALS

Energy and natural resources companies have contributed meaningfully to the Fund's performance vs. the benchmark over the past three years due to the broad, and occasionally rapid, increases in commodity prices. This year, however, the sector hurt relative performance as a number of long held holdings pulled back from their highs. As we have discussed in previous letters, it was and is our contention that the supply response resulting from the run-up in commodity prices would lead to lower commodity prices in the intermediate term (two to four years) but that deteriorating capital efficiencies would result in higher midcycle prices for these commodities. These transitory periods are generally marked with increased volatility in both stock and commodity prices, and 2006 was certainly no exception. We continue to believe that while commodity index returns are highly correlated to fluctuations in commodity prices, companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and incented by returns on invested capital will generate superior risk-adjusted returns for the long-term investor. We have attempted to take advantage of often-dramatic swings in market values during 2006 to better position the Fund for 2007 and beyond.

Allegheny Technologies was among the largest positive contributors to returns for the Fund, and we remain very constructive on our investment, having used periods of relative weakness in the stock to increase our position during the year. We think CEO Pat Hassey has done a commendable job of transforming a commodity stainless-steel manufacturer into a diversified supplier of specialty metals and alloys. Over the past three years, we have spent a considerable amount of time with Mr. Hassey and his team, visiting numerous facilities and discussing the ongoing capital program. The most visible element of the program is the expansion of the company's titanium sponge and melt capacity to meet increasing demand driven primarily by the large build programs at Boeing (0.00%) and Airbus (0.00%), as well


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

as continued activity in the oil field, chemical, and medical industries. Allegheny announced a landmark contract with Boeing for a significant portion of the new capacity, which we believe was a prudent decision as it provides a baseline of volume to load the facilities.

As we have discussed in previous letters, we believe that a key element of a successful investment is management's ability to redeploy capital into high-return projects, and we remain very comfortable with the long-term return profile of Allegheny's existing and the future assets. We believe that another important element of the investment thesis, which has received less attention but is nevertheless an important driver of future returns, is Allegheny's decision to streamline its more commoditized facilities to allow management to focus more on utilization optimization (i.e. balancing supply and demand) instead of being forced to choose volumes over price as a means to offset a high fixed-cost operation structure. We believe that both of these steps have structurally raised Allegheny's return profile across the cycle; and while the stock price certainly reflects a portion of the improvement, management's ability to continue to create long-term shareholder value provides the investment with a very attractive, asymmetric risk/reward dynamic in our opinion. Our favorite investments are those we are able to purchase at a significant discount to warranted value, and then see that warranted value increase over time. Allegheny is a prime example, and we remain confident in the long-term outlook for the company.

Another core position which continues to perform is PPL Corporation (2.48%). The company is an integrated electric utility with distribution systems in the northeast United States, the United Kingdom, and Chile. PPL's generation footprint is primarily coal and nuclear, providing a key long-term advantage in regions where gas-fired electric plants are setting the marginal price. Most of its contracted power will be re-rated in 2010, and in the meantime we think the management team has put together a very credible midterm program to drive significant cash flow expansion and dividend growth. It is these types of investment opportunities, where a structural change occurs concomitantly with what we believe is a well-conceived management plan, that allow us to allocate our shareholders' capital with a degree of comfort over a reasonably long time horizon.

In 2006 we laid out a three-part thesis that summarized our belief regarding future commodity prices:

1. Commodity prices will be lower in three years due to the supply response to current high prices.

2.    Midcycle prices in the future will be higher than historical averages.

3. Commodity-related companies that generate excess cash flow return on investment (CFROI) will generate superior risk-adjusted returns compared with the pure commodities.

As we enter 2007, there is little evidence to suggest that our medium-term fundamental outlook has changed, as we are clearly witnessing the impact of incremental supply in both the base metals and hydrocarbon segments. There has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, however, and it is this factor that we believe will ultimately establish forward midcycle prices, and thus valuations.

OUTLOOK

Year in and year out, we believe that the best way to optimize portfolio performance is to own low-expectation, value-creating companies at attractive prices. This will be our strategy at the beginning of each year. We spend the majority of our time as bottom-up stock pickers looking for the proverbial fifty-cent dollar.

Our observation of the market is not significantly different from when we entered 2006. Risk appears to be under-priced, margins and global liquidity are high, and the relative discount rate between small- and large-cap stocks is still inverted. Against the backdrop of a slowing U.S. economy, we remain cautious and will wait for the inevitable return of volatility to provide us with opportunities to deploy our shareholders' capital. In addition, numerous factors -- ETFs, the proliferation of hedge funds, large program trading operations -- create large capital flows that have an impact on stock valuations, often with limited correlation to long-term fundamentals. To quote veteran financial journalist Alan Abelson, "more than half the volume in many stocks is now dependent on index or sector sponsorship, the obvious results of a market that has been increasingly sectored to death and indexed beyond any efficiency imagined by academics.


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RS VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

For ETFs, in other words, valuations don't matter." These types of dynamics inevitably produce market aberrations which, again, create opportunities for long-term, fundamental investors.

When we observe the vast amount of money going to alternative investments (hedge funds, international markets, and private equity), we believe that the best con-trarian opportunities might just be good, old-fashioned, fundamental, domestic investments. As usual, the question will be CAN WE FIND VALUE-CREATING COMPANIES THAT PROVIDE US WITH AN ADEQUATE MARGIN OF SAFETY? We ask each of our nine investment professionals at the beginning of the year to find roughly one core investment every two months and to know it extremely well--certainly not an insurmountable task in our universe of value companies.

TEAM

The end of the year is a good time to review how our research team operates and to highlight the investments we made during the year to expand our research capabilities. For each industry within our coverage universe, we have created redundancy whereby at least two senior team members analyze each investment. We believe that this redundancy allows us to better understand businesses and identify key investment risks. Each of our portfolio managers also acts as a security analyst. We have created a role we call "due diligence expert" that augments the analytical efforts of the senior investment team. These experts are in charge of facilitating our extensive grassroots research, including conversations with suppliers, customers, former employees, and top industry experts. We currently have two due diligence experts on the team and plan to add one or two similar resources in 2007.

In 2006 we added two senior investment professionals to the RS Value Team.

Prior to joining the firm in June, Ernst Schleimer spent eight years at RCM Global Investors, where he was a senior analyst and a sector leader in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources, covering the financial services sector. Mr. Schleimer holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. He works directly with Rob Harris focusing on the financials area of the portfolio.

Prior to joining the firm in September, Ken Settles was a senior energy analyst for seven years at Neuberger Berman, where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, he spent three years as a financial analyst at Salomon Smith Barney. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst. He works with MacKenzie Davis in the hard-assets area.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objective but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support.

/s/ Andrew Pilara             /s/ MacKenzie Davis

Andrew Pilara                 MacKenzie Davis
Portfolio Manager             Co-Portfolio Manager

/s/ David Kelley              /s/ Joe Wolf

David Kelley                  Joe Wolf
Co-Portfolio Manager          Co-Portfolio Manager


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GOOD IDEAS THAT WORKED+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------
Corrections Corp. of America                                               1.78%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       1.36%
--------------------------------------------------------------------------------
Comcast Corp.                                                              1.30%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          1.09%
--------------------------------------------------------------------------------
Station Casinos, Inc.                                                      0.99%
--------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                               0.97%
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                  0.73%
--------------------------------------------------------------------------------
Ameriprise Financial, Inc.                                                 0.60%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          0.59%
--------------------------------------------------------------------------------
Grupo Televisa S.A.                                                        0.58%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+

--------------------------------------------------------------------------------
PERCENT CONTRIBUTION TO TOTAL FUND RETURN
For the year ended 12/31/06
--------------------------------------------------------------------------------
The St. Joe Co.                                                           -0.57%
--------------------------------------------------------------------------------
Novell, Inc.                                                              -0.51%
--------------------------------------------------------------------------------
Conseco, Inc.                                                             -0.35%
--------------------------------------------------------------------------------
Wyndham Worldwide Corp.                                                   -0.32%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                        -0.31%
--------------------------------------------------------------------------------
Alexander & Baldwin, Inc.                                                 -0.25%
--------------------------------------------------------------------------------
Federated Investors, Inc.                                                 -0.21%
--------------------------------------------------------------------------------
Thomson                                                                   -0.21%
--------------------------------------------------------------------------------
AP Alternative Assets, L.P.                                               -0.21%
--------------------------------------------------------------------------------
Regis Corp.                                                               -0.19%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the one-year period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire one-year period or some portion thereof.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.


                                                      WWW.RSINVESTMENTS.COM | 85

--------------------------------------------------------------------------------
RS VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT: $2.0 BILLION

--------------------------------------------------------------------------------
SECTOR ALLOCATION 1
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    1.9%
Consumer Discretionary                                                     27.2%
Consumer Staples                                                            0.0%
Financial Services                                                         28.0%
Health Care                                                                 6.6%
Integrated Oils                                                             0.0%
Materials and Processing                                                    7.5%
Other                                                                       0.0%
Other Energy                                                                5.7%
Producer Durables                                                           2.4%
Technology                                                                  6.2%
Utilities                                                                   5.5%
Cash/Other Assets and Liabilities                                           9.0%

DATA AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
TOP TEN HOLDINGS 2
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       4.44%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               3.73%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                         3.52%
--------------------------------------------------------------------------------
Station Casinos, Inc.                                                      3.20%
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                                          3.15%
--------------------------------------------------------------------------------
Comcast Corp.                                                              3.01%
--------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                               2.99%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          2.87%
--------------------------------------------------------------------------------
NCR Corp.                                                                  2.68%
--------------------------------------------------------------------------------
AP Alternative Assets, L.P.                                                2.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                                      3-YEAR       5-YEAR      10-YEAR     ANNUALIZED   TOTAL RETURN
                                   1-YEAR TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE          SINCE
                                         RETURN       RETURN       RETURN       RETURN    INCEPTION 3    INCEPTION 3
---------------------------------------------------------------------------------------------------------------------
RS Value Fund, Class A
   without sales load                     16.37%       18.89%       23.11%        6.50%          8.89%        216.02%
   with maximum sales load                10.86%       16.97%       21.93%        5.98%          8.50%        200.97%
---------------------------------------------------------------------------------------------------------------------
RS Value Fund, Class K+                      --%          --%          --%          --%         -0.06%         -0.06%
---------------------------------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index 4           20.22%       18.77%       15.88%       13.65%         14.09%        493.91%
---------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                        15.79%       10.44%        6.19%        8.42%         10.88%        303.86%
---------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. THE PERFORMANCE QUOTED, "WITH MAXIMUM SALES LOAD" REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT BECAME EFFECTIVE ON OCTOBER 9, 2006. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. CERTAIN SHARE CLASSES ARE SUBJECT TO LOWER MAXIMUM SALES CHARGES WHETHER PAID AT THE TIME OF PURCHASE OR DEFERRED. A "DEFERRED SALES CHARGE" ALSO KNOWN AS "BACK END LOAD" OR "CDSC" IS INCURRED WHEN LIQUIDATING AN A SHARE PURCHASE OVER $1 MILLION, FOR EXAMPLE, BEFORE A SPECIFIED HOLDING PERIOD. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. FEES AND EXPENSES ARE FACTORED INTO THE NET ASSET VALUE OF YOUR SHARES AND ANY PERFORMANCE NUMBERS WE RELEASE. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND AND IS FREQUENTLY UPDATED ON OUR WEB SITE: WWW.RSINVESTMENTS.COM.

+ RS Value Fund's Class K shares "since inception" return is not annualized and represents cumulative total return. (Inception date: 12/04/06.)

1 The Fund's holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     For A shares and Index performance, the inception date is June 30, 1993.

4 The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


86 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 06/30/93
--------------------------------------------------------------------------------


             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

                           RS Value             Russell 2000(R)
                             Fund                   Index(4)
                         ------------          ----------------
          6/93              $9,525                  $10,000
          9/93              $9,105                  $10,427
         12/93             $10,655                  $10,403
          3/94             $11,523                  $10,109
          6/94             $11,066                  $10,082
          9/94             $10,552                  $10,534
         12/94             $10,066                  $10,182
          3/95             $10,229                  $11,204
          6/95             $12,026                  $12,176
          9/95             $12,676                  $13,142
         12/95             $13,173                  $13,739
          3/96             $15,936                  $14,506
          6/96             $15,276                  $14,785
          9/96             $15,659                  $15,211
         12/96             $16,029                  $16,522
          3/97             $16,252                  $16,803
          6/97             $15,274                  $18,920
          9/97             $14,520                  $21,333
         12/97             $11,298                  $22,200
          3/98             $11,551                  $24,419
          6/98             $10,257                  $23,791
          9/98              $7,163                  $20,542
         12/98              $7,605                  $23,329
          3/99              $7,993                  $22,602
          6/99              $9,729                  $25,130
          9/99             $10,118                  $22,457
         12/99             $10,518                  $23,303
          3/00             $10,192                  $23,538
          6/00             $11,233                  $23,143
          9/00             $11,938                  $25,376
         12/00             $11,601                  $27,773
          3/01             $11,506                  $26,792
          6/01             $11,980                  $28,680
          9/01              $9,708                  $25,367
         12/01             $10,644                  $28,418
          3/02             $10,886                  $30,663
          6/02             $11,485                  $29,231
          9/02             $10,486                  $23,983
         12/02             $10,792                  $25,678
          3/03             $11,527                  $24,636
          6/03             $13,484                  $29,044
          9/03             $15,293                  $30,770
         12/03             $17,912                  $35,452
          3/04             $19,037                  $37,348
          6/04             $18,827                  $37,994
          9/04             $19,732                  $38,653
         12/04             $23,162                  $43,856
          3/05             $23,352                  $44,197
          6/05             $24,331                  $46,275
          9/05             $25,669                  $48,752
         12/05             $25,866                  $49,403
          3/06             $27,035                  $53,167
          6/06             $26,930                  $52,871
          9/06             $27,720                  $54,736
         12/06             $30,101                  $59,391

The chart above shows the performance of a hypothetical $10,000 investment made in Class A shares of RS Value Fund and in the Russell Midcap(R) Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%.

Performance for Class K shares, which were first issued on 12/04/06, will vary due to differences in sales load and other expenses charged to that share class.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING WWW.RSINVESTMENTS.COM.


                                                      WWW.RSINVESTMENTS.COM | 87

--------------------------------------------------------------------------------
UNDERSTANDING YOUR FUND'S EXPENSES - UNAUDITED
--------------------------------------------------------------------------------

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds' expenses in two ways:

EXPENSES BASED ON ACTUAL RETURN This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

EXPENSES BASED ON HYPOTHETICAL 5% RETURN FOR COMPARISON PURPOSES This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                                                   Beginning        Ending         Expenses Paid       Expense Ratio
                                                 Account Value   Account Value     During Period*     During Period*
                                                   07/01/06        12/31/06      07/01/06-12/31/06   07/01/06-12/31/06
----------------------------------------------------------------------------------------------------------------------
BASED ON ACTUAL RETURN
----------------------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund, Class A              $    1,000.00   $    1,075.30        $   8.37             1.60%
----------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund, Class A                      1,000.00        1,062.30            7.90             1.52%
----------------------------------------------------------------------------------------------------------------------
RS Growth Fund
   Class A                                            1,000.00        1,099.60            7.09             1.34%
   Class K                                            1,000.00        1,007.30            8.20             1.62%
----------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R), Class A                  1,000.00        1,132.40            8.71             1.62%
----------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R), Class A                      1,000.00        1,118.10            8.97             1.68%
----------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund
   Class A                                            1,000.00        1,043.50            6.75             1.31%
   Class K                                            1,000.00          966.80            7.44             1.50%
----------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund, Class A               1,000.00        1,035.90            7.85             1.53%
----------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund
   Class A                                            1,000.00          978.00            7.43             1.49%
   Class K                                            1,000.00          952.50            8.61             1.75%
----------------------------------------------------------------------------------------------------------------------
RS Investors Fund, Class A                            1,000.00        1,155.50            8.10             1.49%
----------------------------------------------------------------------------------------------------------------------
RS Partners Fund
   Class A                                            1,000.00        1,059.30            7.73             1.49%
   Class K                                            1,000.00        1,047.10            9.39             1.82%
----------------------------------------------------------------------------------------------------------------------
RS Value Fund
   Class A                                            1,000.00        1,117.80            7.26             1.36%
   Class K                                            1,000.00          999.40            6.45             1.28%
----------------------------------------------------------------------------------------------------------------------


88 | CALL 1-800-766-FUND

                                                   Beginning        Ending         Expenses Paid       Expense Ratio
                                                 Account Value   Account Value     During Period*     During Period*
                                                    07/01/06       12/31/06      07/01/06-12/31/06   07/01/06-12/31/06
----------------------------------------------------------------------------------------------------------------------
BASED ON HYPOTHETICAL RETURN (5% RETURN BEFORE EXPENSES)
----------------------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund, Class A               $  1,000.00     $  1,017.14         $   8.13             1.60%
----------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund, Class A                     1,000.00        1,017.54             7.73             1.52%
----------------------------------------------------------------------------------------------------------------------
RS Growth Fund
   Class A                                           1,000.00        1,018.45             6.82             1.34%
   Class K                                           1,000.00        1,017.04             8.24             1.62%
----------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R), Class A                 1,000.00        1,017.04             8.24             1.62%
----------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R), Class A                     1,000.00        1,016.74             8.54             1.68%
----------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund
   Class A                                           1,000.00        1,018.60             6.67             1.31%
   Class K                                           1,000.00        1,017.64             7.63             1.50%
----------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund, Class A              1,000.00        1,017.49             7.78             1.53%
----------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund
   Class A                                           1,000.00        1,017.69             7.58             1.49%
   Class K                                           1,000.00        1,016.38             8.89             1.75%
----------------------------------------------------------------------------------------------------------------------
RS Investors Fund, Class A                           1,000.00        1,017.69             7.58             1.49%
----------------------------------------------------------------------------------------------------------------------
RS Partners Fund
   Class A                                           1,000.00        1,017.69             7.58             1.49%
   Class K                                           1,000.00        1,016.03             9.25             1.82%
----------------------------------------------------------------------------------------------------------------------
RS Value Fund
   Class A                                           1,000.00        1,018.35             6.92             1.36%
   Class K                                           1,000.00        1,018.75             6.51             1.28%
----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                                      WWW.RSINVESTMENTS.COM | 89

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.


90 | CALL 1-800-766-FUND

                  FINANCIAL INFORMATION

                  Year Ended December 31, 2006

                                [GRAPHIC OMITTED]

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS DIVERSIFIED GROWTH FUND
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 93.7%
ADVERTISING AGENCIES -- 0.9%
Marchex, Inc., Class B                                138,900    $    1,858,482
-------------------------------------------------------------------------------
                                                                      1,858,482
-------------------------------------------------------------------------------
AIR TRANSPORTATION -- 3.0%
AAR Corp. 1                                            69,200         2,019,948
Alaska Air Group, Inc. 1                               49,000         1,935,500
UAL Corp. 1                                            55,000         2,420,000
-------------------------------------------------------------------------------
                                                                      6,375,448
-------------------------------------------------------------------------------
ALUMINUM -- 1.1%
Century Aluminum Co. 1                                 51,300         2,290,545
-------------------------------------------------------------------------------
                                                                      2,290,545
-------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.1%
Array BioPharma, Inc. 1                               112,337         1,451,394
Keryx Biopharmaceuticals, Inc. 1                      136,800         1,819,440
Solexa, Inc. 1                                        134,800         1,772,620
ViroPharma, Inc. 1                                    114,100         1,670,424
-------------------------------------------------------------------------------
                                                                      6,713,878
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 2.0%
Pinnacle Entertainment, Inc. 1                         67,900         2,250,206
Scientific Games Corp., Class A 1                      70,760         2,139,075
-------------------------------------------------------------------------------
                                                                      4,389,281
-------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 0.9%
Linktone Ltd., ADR 1,3                                359,316         1,864,850
-------------------------------------------------------------------------------
                                                                      1,864,850
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 4.6%
Atheros Communications 1                              128,700         2,743,884
Avocent Corp. 1                                        66,500         2,251,025
InPhonic, Inc. 1                                      198,640         2,202,918
WebEx Communications, Inc. 1                           76,470         2,668,038
-------------------------------------------------------------------------------
                                                                      9,865,865
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 6.6%
DealerTrack Holdings, Inc. 1                           93,030         2,736,943
Macrovision Corp. 1                                    77,800         2,198,628
Parametric Technology Corp. 1                         121,800         2,194,836
Quest Software, Inc. 1                                142,030         2,080,739
The TriZetto Group, Inc. 1                            157,070         2,885,376
TRX, Inc. 1                                           332,230         2,215,974
-------------------------------------------------------------------------------
                                                                     14,312,496
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 2.3%
Cray, Inc. 1                                          208,232         2,473,796
Trident Microsystems, Inc. 1                          134,954         2,453,464
-------------------------------------------------------------------------------
                                                                      4,927,260
-------------------------------------------------------------------------------
CONSTRUCTION -- 1.0%
Chicago Bridge & Iron Co. N.V.,
   ADR 3                                               81,100         2,217,274
-------------------------------------------------------------------------------
                                                                      2,217,274
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.1%
DTS, Inc. 1                                            62,500         1,511,875
The9 Ltd., ADR 1,3                                     95,700         3,083,454
-------------------------------------------------------------------------------
                                                                      4,595,329
-------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 0.8%
Flamel Technologies S.A., ADR 1,3                      59,300         1,776,035
-------------------------------------------------------------------------------
                                                                      1,776,035
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
ELECTRONICS - MEDICAL SYSTEMS -- 1.3%
IntraLase Corp. 1                                     122,900    $    2,750,502
-------------------------------------------------------------------------------
                                                                      2,750,502
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 4.3%
Ikanos Communications, Inc. 1                         202,100         1,756,249
NetList, Inc. 1                                       158,100         1,536,732
O2Micro International Ltd., ADR 1,3                   226,357         1,935,352
Silicon Image, Inc. 1                                 176,400         2,243,808
Silicon Motion Technology Corp.,
   ADR 1,3                                            114,465         1,816,560
-------------------------------------------------------------------------------
                                                                      9,288,701
-------------------------------------------------------------------------------
ENERGY - MISCELLANEOUS -- 2.4%
Aegean Marine Petroleum Network,
   Inc. 1                                             145,410         2,384,724
TETRA Technologies, Inc. 1                            108,600         2,777,988
-------------------------------------------------------------------------------
                                                                      5,162,712
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 1.1%
Portfolio Recovery Associates, Inc. 1                  49,406         2,306,766
-------------------------------------------------------------------------------
                                                                      2,306,766
-------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 0.9%
Heartland Payment Systems, Inc.                        67,700         1,912,525
-------------------------------------------------------------------------------
                                                                      1,912,525
-------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 1.1%
FactSet Research Systems, Inc.                         42,160         2,381,197
-------------------------------------------------------------------------------
                                                                      2,381,197
-------------------------------------------------------------------------------
FOODS -- 1.1%
Medifast, Inc. 1                                      187,300         2,356,234
-------------------------------------------------------------------------------
                                                                      2,356,234
-------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 1.1%
Five Star Quality Care, Inc. 1                        204,740         2,282,851
-------------------------------------------------------------------------------
                                                                      2,282,851
-------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 2.7%
Allscripts Healthcare Solutions, Inc. 1                60,600         1,635,594
Healthspring, Inc. 1                                  114,420         2,328,447
Omnicell, Inc. 1                                       95,850         1,785,685
-------------------------------------------------------------------------------
                                                                      5,749,726
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 2.5%
Healthways, Inc. 1                                     69,380         3,310,120
Nighthawk Radiology Holdings, Inc. 1                   81,800         2,085,900
-------------------------------------------------------------------------------
                                                                      5,396,020
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 2.2%
Amerisafe, Inc. 1                                     186,654         2,885,671
Security Capital Assurance Ltd.                        69,200         1,925,836
-------------------------------------------------------------------------------
                                                                      4,811,507
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY -- 1.2%
First Mercury Financial Corp. 1                       105,550         2,482,536
-------------------------------------------------------------------------------
                                                                      2,482,536
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 1.0%
Affiliated Managers Group, Inc. 1                      21,260         2,235,064
-------------------------------------------------------------------------------
                                                                      2,235,064
-------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & HANDLING -- 1.1%
The Manitowoc Company, Inc.                            40,200         2,389,086
-------------------------------------------------------------------------------
                                                                      2,389,086
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


92 | CALL 1-800-766-FUND

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 2.0%
Dril-Quip, Inc. 1                                      55,300    $    2,165,548
Superior Energy Services, Inc. 1                       67,000         2,189,560
-------------------------------------------------------------------------------
                                                                      4,355,108
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 7.2%
I-Flow Corp. 1                                        194,600         2,909,270
Kyphon, Inc. 1                                         51,200         2,068,480
Orthofix International N.V. 1                          79,900         3,995,000
PolyMedica Corp.                                       54,290         2,193,859
The Spectranetics Corp. 1                             169,421         1,912,763
Viasys Healthcare, Inc. 1                              84,360         2,346,895
-------------------------------------------------------------------------------
                                                                     15,426,267
-------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES -- 1.2%
Ceradyne, Inc. 1                                       47,500         2,683,750
-------------------------------------------------------------------------------
                                                                      2,683,750
-------------------------------------------------------------------------------
MISCELLANEOUS PRODUCER DURABLES -- 0.9%
BE Aerospace, Inc. 1                                   78,200         2,008,176
-------------------------------------------------------------------------------
                                                                      2,008,176
-------------------------------------------------------------------------------
MISCELLANEOUS TECHNOLOGY -- 0.9%
Vocus, Inc. 1                                         114,000         1,915,200
-------------------------------------------------------------------------------
                                                                      1,915,200
-------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 1.9%
Carrizo Oil & Gas, Inc. 1                              53,300         1,546,766
Range Resources Corp.                                  94,700         2,600,462
-------------------------------------------------------------------------------
                                                                      4,147,228
-------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 3.5%
Entegris, Inc. 1                                      416,350         4,504,907
FEI Co. 1                                             111,300         2,934,981
-------------------------------------------------------------------------------
                                                                      7,439,888
-------------------------------------------------------------------------------
RAILROAD EQUIPMENT -- 1.1%
American Railcar Industries, Inc.                      67,729         2,305,495
-------------------------------------------------------------------------------
                                                                      2,305,495
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Ashford Hospitality Trust                             135,500         1,686,975
JER Investors Trust, Inc.                              85,700         1,771,419
-------------------------------------------------------------------------------
                                                                      3,458,394
-------------------------------------------------------------------------------
RESTAURANTS -- 2.4%
California Pizza Kitchen, Inc. 1                       68,450         2,280,069
Krispy Kreme Doughnuts, Inc. 1                        261,700         2,904,870
-------------------------------------------------------------------------------
                                                                      5,184,939
-------------------------------------------------------------------------------
RETAIL -- 5.5%
Aeropostale, Inc. 1                                    70,600         2,179,422
Bebe Stores, Inc.                                     144,200         2,853,718
Build-A-Bear-Workshop, Inc. 1                          80,700         2,261,214
Cache, Inc. 1                                          88,529         2,234,472
Volcom, Inc. 1                                         78,500         2,321,245
-------------------------------------------------------------------------------
                                                                     11,850,071
-------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 2.2%
Investment Technology Group, Inc. 1                    65,850         2,823,648
Thomas Weisel Partners Group,
   Inc. 1                                              91,800         1,936,980
-------------------------------------------------------------------------------
                                                                      4,760,628
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 5.9%
FTI Consulting, Inc. 1                                165,230         4,608,265
Kenexa Corp. 1                                         64,200         2,135,292

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL (continued)
Net 1 UEPS Technologies, Inc. 1                        94,400    $    2,790,464
Nutri/System, Inc. 1                                   48,510         3,075,049
-------------------------------------------------------------------------------
                                                                     12,609,070
-------------------------------------------------------------------------------
SHOES -- 1.0%
Iconix Brand Group, Inc. 1                            116,000         2,249,240
-------------------------------------------------------------------------------
                                                                      2,249,240
-------------------------------------------------------------------------------
STEEL -- 1.9%
Carpenter Technology Corp.                             20,700         2,122,164
IPSCO, Inc.                                            21,800         2,046,366
-------------------------------------------------------------------------------
                                                                      4,168,530
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Occam Networks, Inc. 1                                104,890         1,730,685
-------------------------------------------------------------------------------
                                                                      1,730,685
-------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 1.3%
Time Warner Telecom, Inc., Class A 1                  137,320         2,736,788
-------------------------------------------------------------------------------
                                                                      2,736,788
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $178,390,623)                                                 201,721,627
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
-------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES -- 4.1%
iShares Russell 2000 Growth Index Fund                111,500         8,782,855
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENT COMPANIES
(Cost $8,759,184)                                                     8,782,855
-------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN -- 0.1%
RS Emerging Growth Fund,
   Class A 10                                             407            14,506
RS Global Natural Resources Fund,
   Class A 10                                           1,601            49,382
RS Growth Fund, Class A 10                                 76             1,153
RS Investors Fund, Class A 10                             258             3,032
RS MidCap Opportunities Fund,
   Class A 10                                             618             8,750
RS Partners Fund, Class A 10                            2,343            82,130
RS Smaller Company Growth Fund,
   Class A 10                                           2,583            54,505
RS Value Fund, Class A 10                                   6               167
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $183,572)                                                         213,625
-------------------------------------------------------------------------------

                                                                          VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                  6,300,591
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,300,591)                                                     6,300,591
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.8%
(Cost $193,633,970)                                                 217,018,698
-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.8)%                                     (1,693,250)
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $215,325,448
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 93

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                       SHARES            VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
ADVERTISING AGENCIES -- 2.7%
aQuantive, Inc. 1                                      326,040   $    8,040,146
ValueClick, Inc. 1                                     492,870       11,646,518
-------------------------------------------------------------------------------
                                                                     19,686,664
-------------------------------------------------------------------------------
AEROSPACE -- 0.6%
HEICO Corp.                                            106,710        4,143,549
-------------------------------------------------------------------------------
                                                                      4,143,549
-------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.5%
Allegiant Travel Co. 1                                 135,232        3,794,610
-------------------------------------------------------------------------------
                                                                      3,794,610
-------------------------------------------------------------------------------
BANKS - OUTSIDE NEW YORK CITY -- 1.7%
Boston Private Financial Holdings, Inc.                236,515        6,672,088
PrivateBancorp, Inc.                                   148,534        6,183,471
-------------------------------------------------------------------------------
                                                                     12,855,559
-------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.4%
Array BioPharma, Inc. 1                                363,261        4,693,332
Keryx Biopharmaceuticals, Inc. 1                       528,600        7,030,380
PDL BioPharma, Inc. 1                                  135,430        2,727,560
Solexa, Inc. 1                                         556,310        7,315,477
ViroPharma, Inc. 1                                     236,760        3,466,166
-------------------------------------------------------------------------------
                                                                     25,232,915
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 2.0%
Melco PBL Entertainment Ltd., ADR, 1,3                  13,900          295,514
Pinnacle Entertainment, Inc. 1                         261,630        8,670,418
Scientific Games Corp., Class A 1                      202,010        6,106,762
-------------------------------------------------------------------------------
                                                                     15,072,694
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 6.3%
Acme Packet, Inc. 1                                    265,660        5,483,222
Atheros Communications 1                               371,300        7,916,116
AudioCodes Ltd. 1                                      562,148        5,267,327
Cbeyond, Inc. 1                                        158,480        4,847,903
CommScope, Inc. 1                                      158,110        4,819,193
Ixia 1                                                 383,720        3,683,712
j2 Global Communications, Inc. 1                       242,845        6,617,526
Optium Corp. 1                                           3,240           80,806
WebEx Communications, Inc. 1                           229,240        7,998,184
-------------------------------------------------------------------------------
                                                                     46,713,989
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.3%
Akamai Technologies, Inc. 1                            154,040        8,182,605
Altiris, Inc. 1                                        344,550        8,744,679
Blackbaud, Inc.                                        102,130        2,655,380
Commvault Systems, Inc. 1                               32,670          653,727
COMSYS IT Partners, Inc. 1                             260,658        5,267,898
DealerTrack Holdings, Inc. 1                           292,778        8,613,529
Digital River, Inc. 1                                  150,640        8,404,205
Equinix, Inc. 1                                         97,790        7,394,880
Hyperion Solutions Corp. 1                              92,250        3,315,465
Informatica Corp. 1                                    406,230        4,960,068
Isilon Systems, Inc. 1                                   6,580          181,608
MicroStrategy, Inc., Class A 1                          60,080        6,849,721
Nuance Communications, Inc. 1                          584,480        6,698,141
Omniture, Inc. 1                                       177,350        2,497,088
Quest Software, Inc. 1                                 102,620        1,503,383

DECEMBER 31, 2006                                       SHARES            VALUE
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (continued)
SAVVIS, Inc. 1                                         126,100   $    4,503,031
The TriZetto Group, Inc. 1                             567,820       10,430,853
-------------------------------------------------------------------------------
                                                                     90,856,261
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 3.0%
Rackable Systems, Inc. 1                               196,480        6,084,985
Synaptics, Inc. 1                                      396,200       11,763,178
Trident Microsystems, Inc. 1                           217,210        3,948,878
-------------------------------------------------------------------------------
                                                                     21,797,041
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 4.3%
Internap Network Services Corp. 1                       77,690        1,543,700
Netflix, Inc. 1                                        344,840        8,917,563
The9 Ltd., ADR 1,3                                     355,300       11,447,766
THQ, Inc. 1                                            232,020        7,545,290
WebSideStory, Inc. 1                                   208,880        2,644,421
-------------------------------------------------------------------------------
                                                                     32,098,740
-------------------------------------------------------------------------------
COSMETICS -- 0.7%
Bare Escentuals, Inc. 1                                148,980        4,628,808
Physicians Formula Holdings, Inc. 1                     44,530          832,266
-------------------------------------------------------------------------------
                                                                      5,461,074
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
Greenhill & Co., Inc.                                   85,720        6,326,136
Huron Consulting Group, Inc. 1                         135,014        6,121,535
-------------------------------------------------------------------------------
                                                                     12,447,671
-------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 0.8%
Catalyst Pharmaceutical Partners, Inc. 1               139,690          674,703
United Therapeutics Corp. 1                             95,080        5,169,499
-------------------------------------------------------------------------------
                                                                      5,844,202
-------------------------------------------------------------------------------
ELECTRONICS -- 0.3%
Daktronics, Inc.                                        58,170        2,143,564
-------------------------------------------------------------------------------
                                                                      2,143,564
-------------------------------------------------------------------------------
ELECTRONICS - MEDICAL SYSTEMS -- 3.4%
Hologic, Inc. 1                                        203,320        9,612,970
Illumina, Inc. 1                                       196,410        7,720,877
IntraLase Corp. 1                                      265,140        5,933,833
Neurometrix, Inc. 1                                    126,990        1,893,421
-------------------------------------------------------------------------------
                                                                     25,161,101
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 5.9%
First Solar, Inc. 1                                     25,170          750,066
IPG Photonics Corp. 1                                  152,860        3,668,640
O2Micro International Ltd., ADR 1,3                    629,590        5,382,995
PLX Technology, Inc. 1                                 295,570        3,854,233
Qimonda AG, ADR 1,3                                    345,120        6,043,051
Silicon Image, Inc. 1                                  697,220        8,868,638
Silicon Motion Technology Corp., ADR 1,3               429,150        6,810,610
Techwell, Inc. 1                                       327,776        5,264,083
Tessera Technologies, Inc. 1                            79,200        3,194,928
-------------------------------------------------------------------------------
                                                                     43,837,244
-------------------------------------------------------------------------------
ENERGY - MISCELLANEOUS -- 1.5%
Aegean Marine Petroleum Network, Inc. 1                249,340        4,089,176
TETRA Technologies, Inc. 1                             277,340        7,094,357
-------------------------------------------------------------------------------
                                                                     11,183,533
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


94 | CALL 1-800-766-FUND

DECEMBER 31, 2006                                       SHARES            VALUE
-------------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES -- 0.1%
KBR, Inc. 1                                             29,060   $      760,210
-------------------------------------------------------------------------------
                                                                        760,210
-------------------------------------------------------------------------------
FINANCE COMPANIES -- 0.8%
International Securities Exchange
   Holdings, Inc., Class A                             130,620        6,111,710
-------------------------------------------------------------------------------
                                                                      6,111,710
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 2.8%
Portfolio Recovery Associates, Inc. 1                  284,650       13,290,308
Sotheby's                                              237,130        7,355,773
-------------------------------------------------------------------------------
                                                                     20,646,081
-------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.5%
Heartland Payment Systems, Inc.                        212,490        6,002,842
TradeStation Group, Inc. 1                             388,230        5,338,163
-------------------------------------------------------------------------------
                                                                     11,341,005
-------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 1.4%
FactSet Research Systems, Inc.                         177,810       10,042,709
-------------------------------------------------------------------------------
                                                                     10,042,709
-------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 4.0%
ICON PLC, ADR 1,3                                      209,882        7,912,551
Psychiatric Solutions, Inc. 1                          127,120        4,769,542
Radiation Therapy Services, Inc. 1                     161,909        5,103,372
United Surgical Partners
   International, Inc. 1                               406,810       11,533,064
-------------------------------------------------------------------------------
                                                                     29,318,529
-------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 2.5%
Allscripts Healthcare Solutions, Inc. 1                269,230        7,266,518
Vital Images, Inc. 1                                   319,124       11,105,515
-------------------------------------------------------------------------------
                                                                     18,372,033
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 1.9%
Healthways, Inc. 1                                     207,620        9,905,550
Nighthawk Radiology Holdings, Inc. 1                   172,940        4,409,970
-------------------------------------------------------------------------------
                                                                     14,315,520
-------------------------------------------------------------------------------
HOTEL/MOTEL -- 1.0%
Four Seasons Hotels, Inc.                               87,550        7,178,225
Home Inns & Hotels Management, Inc. ADR 1,3              8,730          327,724
-------------------------------------------------------------------------------
                                                                      7,505,949
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY -- 1.4%
First Mercury Financial Corp. 1                        256,470        6,032,175
Tower Group, Inc.                                      144,690        4,495,518
-------------------------------------------------------------------------------
                                                                     10,527,693
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 1.1%
Affiliated Managers Group, Inc. 1                       74,110        7,791,184
-------------------------------------------------------------------------------
                                                                      7,791,184
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 2.0%
Core Laboratories N.V. 1                               105,610        8,554,410
Dril-Quip, Inc. 1                                      158,960        6,224,874
-------------------------------------------------------------------------------
                                                                     14,779,284
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.8%
AngioDynamics, Inc. 1                                  166,245        3,572,605
Kyphon, Inc. 1                                         269,050       10,869,620
LifeCell Corp. 1                                       267,420        6,455,519

DECEMBER 31, 2006                                       SHARES            VALUE
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (continued)
NuVasive, Inc. 1                                       351,150     $  8,111,565
PolyMedica Corp.                                       189,769        7,668,565
ResMed, Inc. 1                                         121,870        5,998,442
-------------------------------------------------------------------------------
                                                                     42,676,316
-------------------------------------------------------------------------------
METAL FABRICATING -- 0.3%
Dynamic Materials Corp.                                 87,780        2,466,618
-------------------------------------------------------------------------------
                                                                      2,466,618
-------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES -- 1.1%
Ceradyne, Inc. 1                                       138,640        7,833,160
-------------------------------------------------------------------------------
                                                                      7,833,160
-------------------------------------------------------------------------------
MISCELLANEOUS PRODUCER DURABLES -- 0.7%
BE Aerospace, Inc. 1                                   210,150        5,396,652
-------------------------------------------------------------------------------
                                                                      5,396,652
-------------------------------------------------------------------------------
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 1.1%
Fuel Tech, Inc. 1                                       90,610        2,232,630
Team, Inc. 1                                           162,970        5,676,245
-------------------------------------------------------------------------------
                                                                      7,908,875
-------------------------------------------------------------------------------
PRINTING & COPYING SERVICES -- 1.0%
VistaPrint Ltd. 1                                      231,370        7,660,661
-------------------------------------------------------------------------------
                                                                      7,660,661
-------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.6%
Cymer, Inc. 1                                           97,820        4,299,189
-------------------------------------------------------------------------------
                                                                      4,299,189
-------------------------------------------------------------------------------
RESTAURANTS -- 1.2%
California Pizza Kitchen, Inc. 1                       256,890        8,557,006
-------------------------------------------------------------------------------
                                                                      8,557,006
-------------------------------------------------------------------------------
RETAIL -- 4.7%
Bebe Stores, Inc.                                      324,230        6,416,512
Coldwater Creek, Inc. 1                                318,420        7,807,658
Gmarket, Inc., ADR 1,3                                  19,430          465,543
GSI Commerce, Inc. 1                                   343,801        6,446,269
Volcom, Inc. 1                                         255,587        7,557,707
Zumiez, Inc. 1                                         192,950        5,699,743
-------------------------------------------------------------------------------
                                                                     34,393,432
-------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 3.2%
IntercontinentalExchange, Inc. 1                        37,640        4,061,356
Investment Technology Group, Inc. 1                    316,250       13,560,800
KBW, Inc. 1                                              6,590          193,680
optionsXpress Holdings, Inc.                           251,950        5,716,746
-------------------------------------------------------------------------------
                                                                     23,532,582
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 3.3%
AMN Healthcare Services, Inc. 1                        276,260        7,608,200
Ctrip.com International Ltd., ADR 3                    164,080       10,251,719
Kenexa Corp. 1                                         202,880        6,747,789
-------------------------------------------------------------------------------
                                                                     24,607,708
-------------------------------------------------------------------------------
SHOES -- 1.1%
Heelys, Inc. 1                                          12,510          401,696
Iconix Brand Group, Inc. 1                             390,640        7,574,510
-------------------------------------------------------------------------------
                                                                      7,976,206
-------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURERS -- 0.9%
Carter's, Inc. 1                                       250,030        6,375,765
-------------------------------------------------------------------------------
                                                                      6,375,765
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 95

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                         SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 1.7%
Globalstar, Inc. 1                                        40,690   $    565,998
Time Warner Telecom, Inc., Class A 1                     617,480     12,306,376
-------------------------------------------------------------------------------
                                                                     12,872,374
-------------------------------------------------------------------------------
WHOLESALERS -- 0.9%
MWI Veterinary Supply, Inc. 1                            195,120      6,302,376
-------------------------------------------------------------------------------
                                                                      6,302,376
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $592,701,492)                                                 732,701,238
-------------------------------------------------------------------------------

                                                          SHARES          VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.1%
RS Global Natural Resources Fund,
   Class A 10                                              3,187         98,285
RS Growth Fund, Class A 10                                   211          3,225
RS Investors Fund, Class A 10                                710          8,343
RS MidCap Opportunities Fund,
   Class A 10                                              1,201         17,024
RS Partners Fund, Class A 10                               4,336        151,985
RS Smaller Company Growth Fund,
   Class A 10                                              5,240        110,554
RS Value Fund, Class A 10                                     19            532
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $328,577)                                                         389,948
-------------------------------------------------------------------------------

                                                                          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                 12,150,589
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,150,589)                                                   12,150,589
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.9%
(Cost $605,180,658)                                                 745,241,775
-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.9)%                                     (6,828,313)
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $738,413,462
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


96 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS GROWTH FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                         SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.1%
ADVERTISING AGENCIES -- 1.1%
ValueClick, Inc. 1                                        90,000   $  2,126,700
-------------------------------------------------------------------------------
                                                                      2,126,700
-------------------------------------------------------------------------------
AEROSPACE -- 2.8%
Lockheed Martin Corp.                                     33,700      3,102,759
United Technologies Corp.                                 37,500      2,344,500
-------------------------------------------------------------------------------
                                                                      5,447,259
-------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.6%
AMR Corp. 1                                              100,000      3,023,000
-------------------------------------------------------------------------------
                                                                      3,023,000
-------------------------------------------------------------------------------
AUTO PARTS - ORIGINAL EQUIPMENT -- 1.5%
Autoliv, Inc.                                             47,000      2,834,100
-------------------------------------------------------------------------------
                                                                      2,834,100
-------------------------------------------------------------------------------
BANKS - NON U.S. -- 1.3%
Bank of Ireland, ADR 3                                    27,500      2,534,675
-------------------------------------------------------------------------------
                                                                      2,534,675
-------------------------------------------------------------------------------
BEVERAGE - DISTILLERS -- 1.0%
Brown-Forman Corp., Class B                               28,000      1,854,720
-------------------------------------------------------------------------------
                                                                      1,854,720
-------------------------------------------------------------------------------
BEVERAGE - SOFT DRINKS -- 1.2%
PepsiCo, Inc.                                             36,000      2,251,800
-------------------------------------------------------------------------------
                                                                      2,251,800
-------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.6%
Biogen Idec, Inc. 1                                       62,000      3,049,780
-------------------------------------------------------------------------------
                                                                      3,049,780
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 3.1%
Harrah's Entertainment, Inc.                              43,000      3,556,960
International Game Technology                             50,000      2,310,000
-------------------------------------------------------------------------------
                                                                      5,866,960
-------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 1.5%
Time Warner, Inc.                                        135,000      2,940,300
-------------------------------------------------------------------------------
                                                                      2,940,300
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 6.3%
Corning, Inc. 1                                          131,500      2,460,365
Juniper Networks, Inc. 1                                 160,000      3,030,400
Motorola, Inc.                                           130,000      2,672,800
QUALCOMM, Inc.                                            84,000      3,174,360
Research In Motion Ltd. 1                                  5,600        715,568
-------------------------------------------------------------------------------
                                                                     12,053,493
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 7.7%
Adobe Systems, Inc. 1                                     62,000      2,549,440
Amdocs Ltd. 1                                             70,000      2,712,500
BEA Systems, Inc. 1                                      200,000      2,516,000
Microsoft Corp.                                          151,200      4,514,832
Symantec Corp. 1                                         120,000      2,502,000
-------------------------------------------------------------------------------
                                                                     14,794,772
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 4.3%
Apple Computer, Inc. 1                                    27,600      2,341,584
Palm, Inc. 1                                             230,000      3,240,700
SanDisk Corp. 1                                           60,000      2,581,800
-------------------------------------------------------------------------------
                                                                      8,164,084
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                         SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.3%
Activision, Inc. 1                                       140,000   $  2,413,600
Google, Inc., Class A 1                                    4,500      2,072,160
-------------------------------------------------------------------------------
                                                                      4,485,760
-------------------------------------------------------------------------------
COPPER -- 1.3%
Freeport-McMoRan Copper & Gold,
   Inc., Class B                                          45,000      2,507,850
-------------------------------------------------------------------------------
                                                                      2,507,850
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 7.1%
American Express Co.                                      45,000      2,730,150
Chicago Mercantile Exchange
   Holdings, Inc.                                          5,200      2,650,700
Citigroup, Inc.                                           52,500      2,924,250
Merrill Lynch & Co., Inc.                                 25,000      2,327,500
The Goldman Sachs Group, Inc.                             15,200      3,030,120
-------------------------------------------------------------------------------
                                                                     13,662,720
-------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 4.0%
Eli Lilly & Co.                                           30,000      1,563,000
Gilead Sciences, Inc. 1                                   42,000      2,727,060
Johnson & Johnson                                         50,500      3,334,010
-------------------------------------------------------------------------------
                                                                      7,624,070
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS -- 1.3%
Emerson Electric Co.                                      55,000      2,424,950
-------------------------------------------------------------------------------
                                                                      2,424,950
-------------------------------------------------------------------------------
ELECTRONICS - MEDICAL SYSTEMS -- 1.3%
Medtronic, Inc.                                           46,800      2,504,268
-------------------------------------------------------------------------------
                                                                      2,504,268
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 1.2%
Intel Corp.                                              116,500      2,359,125
-------------------------------------------------------------------------------
                                                                      2,359,125
-------------------------------------------------------------------------------
FERTILIZERS -- 1.1%
The Mosaic Co. 1                                         101,000      2,157,360
-------------------------------------------------------------------------------
                                                                      2,157,360
-------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.3%
Alliance Data Systems Corp. 1                             40,000      2,498,800
-------------------------------------------------------------------------------
                                                                      2,498,800
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 1.7%
Express Scripts, Inc. 1                                   45,000      3,222,000
-------------------------------------------------------------------------------
                                                                      3,222,000
-------------------------------------------------------------------------------
HOTEL/MOTEL -- 1.5%
Starwood Hotels & Resorts
   Worldwide, Inc.                                        45,300      2,831,250
-------------------------------------------------------------------------------
                                                                      2,831,250
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 3.5%
American International Group, Inc.                        32,000      2,293,120
Assurant, Inc.                                            44,000      2,431,000
The Hartford Financial Services
   Group, Inc.                                            21,400      1,996,834
-------------------------------------------------------------------------------
                                                                      6,720,954
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 3.3%
Cameron International Corp. 1                             45,000      2,387,250
Halliburton Co.                                           65,000      2,018,250
Schlumberger Ltd.                                         32,000      2,021,120
-------------------------------------------------------------------------------
                                                                      6,426,620
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 97

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 5.6%
ABB Ltd., ADR 3                                       160,000    $    2,876,800
General Electric Co.                                  145,000         5,395,450
Honeywell International, Inc.                          56,000         2,533,440
-------------------------------------------------------------------------------
                                                                     10,805,690
-------------------------------------------------------------------------------
OFFSHORE DRILLING -- 1.3%
ENSCO International, Inc.                              50,000         2,503,000
-------------------------------------------------------------------------------
                                                                      2,503,000
-------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 1.2%
XTO Energy, Inc.                                       47,300         2,225,465
-------------------------------------------------------------------------------
                                                                      2,225,465
-------------------------------------------------------------------------------
OIL - INTEGRATED INTERNATIONAL -- 0.7%
Marathon Oil Corp.                                     15,000         1,387,500
-------------------------------------------------------------------------------
                                                                      1,387,500
-------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 1.8%
Grupo Televisa S.A., ADR 3                            125,000         3,376,250
-------------------------------------------------------------------------------
                                                                      3,376,250
-------------------------------------------------------------------------------
RESTAURANTS -- 2.2%
Starbucks Corp. 1                                      63,000         2,231,460
Yum! Brands, Inc.                                      35,000         2,058,000
-------------------------------------------------------------------------------
                                                                      4,289,460
-------------------------------------------------------------------------------
RETAIL -- 2.8%
Costco Wholesale Corp.                                 55,000         2,907,850
Lowe's Cos., Inc.                                      80,000         2,492,000
-------------------------------------------------------------------------------
                                                                      5,399,850
-------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 1.3%
NYSE Group, Inc. 1                                     25,000         2,430,000
-------------------------------------------------------------------------------
                                                                      2,430,000
-------------------------------------------------------------------------------
STEEL -- 2.3%
IPSCO, Inc.                                            23,900         2,243,493
Nucor Corp.                                            40,000         2,186,400
-------------------------------------------------------------------------------
                                                                      4,429,893
-------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURERS -- 1.8%
Coach, Inc. 1                                          79,600         3,419,616
-------------------------------------------------------------------------------
                                                                      3,419,616
-------------------------------------------------------------------------------
TIRES & RUBBER -- 1.2%
The Goodyear Tire & Rubber Co. 1                      110,000         2,308,900
-------------------------------------------------------------------------------
                                                                      2,308,900
-------------------------------------------------------------------------------
TOBACCO -- 1.6%
Altria Group, Inc.                                     35,600         3,055,192
-------------------------------------------------------------------------------
                                                                      3,055,192
-------------------------------------------------------------------------------
UTILITIES - CABLE TV & RADIO -- 1.7%
Comcast Corp., Special Class A 1                       78,500         3,287,580
-------------------------------------------------------------------------------
                                                                      3,287,580
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL -- 2.5%
Dominion Resources, Inc.                               30,900         2,590,656
Duke Energy Corp.                                      65,600         2,178,576
-------------------------------------------------------------------------------
                                                                      4,769,232
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 6.2%
AT&T, Inc.                                             75,000    $    2,681,250
China Mobile Ltd., ADR 3                               61,800         2,670,996
Sprint Nextel Corp.                                   115,000         2,172,350
Verizon Communications, Inc.                           65,000         2,420,600
Windstream Corp.                                      140,000         1,990,800
-------------------------------------------------------------------------------
                                                                     11,935,996
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $164,548,022)                                                 191,990,994
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
-------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                       125             4,471
RS Global Natural Resources Fund,
   Class A 10                                             474            14,622
RS Investors Fund, Class A 10                             172             2,021
RS MidCap Opportunities Fund,
   Class A 10                                             186             2,630
RS Partners Fund, Class A 10                              616            21,574
RS Smaller Company Growth Fund,
   Class A 10                                             740            15,613
RS Value Fund, Class A 10                                   5               137
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $52,009)                                                           61,068
-------------------------------------------------------------------------------

                                                                          VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.1%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                  2,142,863
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,142,863)                                                     2,142,863
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.2%
(Cost $166,742,894)                                                 194,194,925
-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.2)%                                     (2,273,231)
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $191,921,694
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


98 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%
ADVERTISING AGENCIES -- 7.4%
aQuantive, Inc. 1                                      74,150    $    1,828,539
Marchex, Inc., Class B                                132,670         1,775,125
ValueClick, Inc. 1                                    110,320         2,606,861
-------------------------------------------------------------------------------
                                                                      6,210,525
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 10.6%
Acme Packet, Inc. 1                                    50,270         1,037,573
Atheros Communications 1                               38,570           822,312
AudioCodes Ltd. 1                                      62,030           581,221
Brocade Communications Systems, Inc. 1                114,150           937,172
China GrenTech Corp. Ltd., ADR 1,3                     35,800           660,152
Optium Corp. 1                                         27,080           675,375
QUALCOMM, Inc.                                         38,590         1,458,316
Sonus Networks, Inc. 1                                166,500         1,097,235
WebEx Communications, Inc. 1                           49,430         1,724,613
-------------------------------------------------------------------------------
                                                                      8,993,969
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 23.0%
Adobe Systems, Inc. 1                                  12,980           533,738
Akamai Technologies, Inc. 1                            42,930         2,280,442
Altiris, Inc. 1                                        58,158         1,476,050
Blackbaud, Inc.                                        45,150         1,173,900
Citrix Systems, Inc. 1                                 22,530           609,437
Concur Technologies, Inc. 1                            57,010           914,440
Digital River, Inc. 1                                  28,640         1,597,826
Digitas, Inc. 1                                        40,530           543,507
DivX, Inc. 1                                            4,380           101,047
Equinix, Inc. 1                                        14,760         1,116,151
F5 Networks, Inc. 1                                    11,740           871,225
Informatica Corp. 1                                    76,320           931,867
Microsoft Corp.                                        79,400         2,370,884
Nuance Communications, Inc. 1                          72,750           833,715
Omniture, Inc. 1                                       78,600         1,106,688
Red Hat, Inc. 1                                        21,720           499,560
Salesforce.com, Inc. 1                                 26,370           961,186
SAVVIS, Inc. 1                                         26,550           948,100
Sigma Designs, Inc. 1                                  23,260           591,967
-------------------------------------------------------------------------------
                                                                     19,461,730
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 17.7%
Apple Computer, Inc. 1                                 24,140         2,048,038
Hewlett-Packard Co.                                    32,890         1,354,739
Logitech International S.A. 1                          24,370           696,738
NVIDIA Corp. 1                                         23,230           859,742
Rackable Systems, Inc. 1                               85,930         2,661,252
SanDisk Corp. 1                                        36,628         1,576,103
Seagate Technology                                     67,640         1,792,460
Synaptics, Inc. 1                                     134,610         3,996,571
-------------------------------------------------------------------------------
                                                                     14,985,643
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 10.5%
Google, Inc., Class A 1                                 4,970         2,288,586
Netflix, Inc. 1                                        52,380         1,354,547
The9 Ltd., ADR 1,3                                     72,900         2,348,838
THQ, Inc. 1                                            48,210         1,567,789
Yahoo! Inc. 1                                          50,178         1,281,546
-------------------------------------------------------------------------------
                                                                      8,841,306
-------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.3%
Nintendo Co. Ltd., ADR 3                               59,600         1,937,000
-------------------------------------------------------------------------------
                                                                      1,937,000
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 14.2%
Applied Micro Circuits Corp. 1                        283,840    $    1,010,470
First Solar, Inc. 1                                     2,890            86,122
IPG Photonics Corp. 1                                  24,250           582,000
Marvell Technology Group Ltd. 1                        43,980           843,976
O2Micro International Ltd., ADR 1,3                   514,290         4,397,180
PLX Technology, Inc. 1                                164,422         2,144,063
Silicon Image, Inc. 1                                  57,040           725,549
Silicon Motion Technology Corp., ADR 1,3               88,160         1,399,099
Volterra Semiconductor Corp. 1                         52,710           790,650
-------------------------------------------------------------------------------
                                                                     11,979,109
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 1.0%
WebMD Health Corp., Class A 1                          20,900           836,418
-------------------------------------------------------------------------------
                                                                        836,418
-------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 3.1%
Cymer, Inc. 1                                          16,010           703,640
KLA-Tencor Corp.                                       21,030         1,046,242
Ultratech, Inc. 1                                      68,370           853,258
-------------------------------------------------------------------------------
                                                                      2,603,140
-------------------------------------------------------------------------------
RETAIL -- 1.5%
GSI Commerce, Inc. 1                                   56,939         1,067,606
Shutterfly, Inc. 1                                     16,190           233,136
-------------------------------------------------------------------------------
                                                                      1,300,742
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 4.4%
Accenture, Ltd., Class A                               49,860         1,841,330
Ctrip.com International Ltd., ADR 3                    30,080         1,879,398
-------------------------------------------------------------------------------
                                                                      3,720,728
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Occam Networks, Inc. 1                                 39,070           644,655
-------------------------------------------------------------------------------
                                                                        644,655
-------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 1.3%
Globalstar, Inc. 1                                      4,450            61,900
Time Warner Telecom, Inc., Class A 1                   53,580         1,067,849
-------------------------------------------------------------------------------
                                                                      1,129,749
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $67,479,333)                                                   82,644,714
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
-------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund,
   Class A 10                                              70             2,499
RS Global Natural Resources Fund,
   Class A 10                                             267             8,227
RS Growth Fund, Class A 10                                 22               332
RS Investors Fund, Class A 10                              73               856
RS MidCap Opportunities Fund, Class A 10                  106             1,500
RS Partners Fund, Class A 10                              389            13,639
RS Smaller Company Growth Fund, Class A 10                406             8,576
RS Value Fund, Class A 10                                   2                57
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $31,599)                                                           35,686
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                      WWW.RSINVESTMENTS.COM | 99

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                                         VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                             $    1,990,916
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,990,916)                                                     1,990,916
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
(Cost $69,501,848)                                                   84,671,316
-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.2)%                                       (185,957)
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   84,485,359
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


100 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(R)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                          SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%
ADVERTISING AGENCIES -- 11.2%
aQuantive, Inc. 1                                          97,130   $ 2,395,226
Marchex, Inc., Class B                                    183,870     2,460,180
ValueClick, Inc. 1                                        103,200     2,438,616
-------------------------------------------------------------------------------
                                                                      7,294,022
-------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 1.7%
Linktone Ltd., ADR 1,3                                    209,990     1,089,848
-------------------------------------------------------------------------------
                                                                      1,089,848
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 7.6%
Acme Packet, Inc. 1                                        39,780       821,059
AudioCodes Ltd. 1                                          47,570       445,731
Cbeyond, Inc. 1                                            26,490       810,329
Optium Corp. 1                                             20,290       506,032
Sonus Networks, Inc. 1                                    127,520       840,357
WebEx Communications, Inc. 1                               44,574     1,555,187
-------------------------------------------------------------------------------
                                                                      4,978,695
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 24.7%
Adobe Systems, Inc. 1                                      11,210       460,955
Akamai Technologies, Inc. 1                                33,120     1,759,334
Altiris, Inc. 1                                            60,940     1,546,657
Citrix Systems, Inc. 1                                      8,930       241,557
Concur Technologies, Inc. 1                                42,910       688,276
Digital River, Inc. 1                                      33,490     1,868,407
Digitas, Inc. 1                                            95,380     1,279,046
DivX, Inc. 1                                                3,480        80,284
Equinix, Inc. 1                                            12,310       930,882
Informatica Corp. 1                                        37,150       453,601
Nuance Communications, Inc. 1                              54,760       627,550
Omniture, Inc. 1                                          131,650     1,853,632
Red Hat, Inc. 1                                            17,040       391,920
Salesforce.com, Inc. 1                                     21,620       788,049
SAVVIS, Inc. 1                                             19,810       707,415
Sigma Designs, Inc. 1                                      17,510       445,630
Submarino SA, GDR 144A 3,7                                 30,000     1,966,932
-------------------------------------------------------------------------------
                                                                     16,090,127
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 4.8%
Logitech International S.A. 1                              18,240       521,482
Rackable Systems, Inc. 1                                   20,360       630,549
SanDisk Corp. 1                                             9,548       410,850
Synaptics, Inc. 1                                          45,000     1,336,050
Trident Microsystems, Inc. 1                               12,620       229,432
-------------------------------------------------------------------------------
                                                                      3,128,363
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 17.5%
Google, Inc., Class A 1,8                                   5,910     2,721,437
Netflix, Inc. 1                                            99,040     2,561,174
The9 Ltd., ADR 1,3                                         85,000     2,738,700
THQ, Inc. 1                                                42,080     1,368,442
Yahoo! Inc. 1,8                                            78,870     2,014,340
-------------------------------------------------------------------------------
                                                                     11,404,093
-------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.7%
Nintendo Co. Ltd., ADR 3                                   55,000     1,787,500
-------------------------------------------------------------------------------
                                                                      1,787,500
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS -- 1.1%
Color Kinetics, Inc. 1                                     34,550       737,643
-------------------------------------------------------------------------------
                                                                        737,643
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                          SHARES         VALUE
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 11.8%
First Solar, Inc. 1                                         2,160   $    64,368
IPG Photonics Corp. 1                                      18,180       436,320
O2Micro International Ltd., ADR 1,3                       389,950     3,334,073
PLX Technology, Inc. 1                                    123,810     1,614,482
Silicon Motion Technology Corp.,
   ADR 1,3                                                 56,960       903,955
Techwell, Inc. 1                                           83,460     1,340,368
-------------------------------------------------------------------------------
                                                                      7,693,566
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 1.0%
WebMD Health Corp., Class A 1                              16,360       654,727
-------------------------------------------------------------------------------
                                                                        654,727
-------------------------------------------------------------------------------
PRINTING & COPYING SERVICES -- 2.0%
VistaPrint Ltd. 1                                          39,010     1,291,621
-------------------------------------------------------------------------------
                                                                      1,291,621
-------------------------------------------------------------------------------
RETAIL -- 5.6%
Blue Nile, Inc. 1                                          15,880       585,813
GSI Commerce, Inc. 1                                      133,360     2,500,500
Overstock.com, Inc. 1                                      23,030       363,874
Shutterfly, Inc. 1                                         12,590       181,296
-------------------------------------------------------------------------------
                                                                      3,631,483
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 4.4%
Ctrip.com International Ltd., ADR 3                        45,460     2,840,341
-------------------------------------------------------------------------------
                                                                      2,840,341
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Occam Networks, Inc. 1                                     30,520       503,580
-------------------------------------------------------------------------------
                                                                        503,580
-------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 1.6%
Globalstar, Inc. 1                                          3,470        48,268
Time Warner Telecom, Inc.,
   Class A 1                                               50,670     1,009,853
-------------------------------------------------------------------------------
                                                                      1,058,121
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $49,423,758)                                                   64,183,730
-------------------------------------------------------------------------------

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                            47         1,676
RS Global Natural Resources Fund,
   Class A 10                                                 177         5,463
RS Growth Fund, Class A 10                                     19           283
RS Investors Fund, Class A 10                                  63           739
RS MidCap Opportunities Fund,
   Class A 10                                                  72         1,019
RS Partners Fund, Class A 10                                  249         8,738
RS Smaller Company Growth Fund,
   Class A 10                                                 262         5,538
RS Value Fund, Class A 10                                       2            45
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $21,014)                                                           23,501
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 101

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(R) (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                                         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                $   191,300
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $191,300)                                                         191,300
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
(Cost $49,636,072)                                                   64,398,531
-------------------------------------------------------------------------------
SECURITIES SOLD SHORT -- (1.1)%
(Proceeds $(583,917))                                                  (714,757)
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 2.3%                                             1,496,357
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $65,180,131
-------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT -- RS INTERNET AGE FUND(R)

DECEMBER 31, 2006                                          SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 1.1%
FINANCIAL INFORMATION SERVICES -- 1.1%
Move, Inc. 1                                              129,720       714,757
-------------------------------------------------------------------------------
                                                                        714,757
-------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT
(Proceeds $583,917)                                                     714,757
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


102 | CALL 1-800-766-FUND

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.4%
ADVERTISING AGENCIES -- 1.1%
ValueClick, Inc. 1                                    120,000    $    2,835,600
-------------------------------------------------------------------------------
                                                                      2,835,600
-------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.2%
UAL Corp. 1                                            72,500         3,190,000
-------------------------------------------------------------------------------
                                                                      3,190,000
-------------------------------------------------------------------------------
BANKS - OUTSIDE NEW YORK CITY -- 3.7%
AmericanWest Bancorp.                                 141,800         3,434,396
SVB Financial Group 1                                  74,000         3,449,880
Zions Bancorp.                                         37,000         3,050,280
-------------------------------------------------------------------------------
                                                                      9,934,556
-------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 4.4%
Biogen Idec, Inc. 1                                    44,000         2,164,360
Celgene Corp. 1                                        65,000         3,739,450
Cephalon, Inc. 1                                       35,000         2,464,350
Qiagen N.V. 1                                         226,000         3,419,380
-------------------------------------------------------------------------------
                                                                     11,787,540
-------------------------------------------------------------------------------
BUILDING MATERIALS -- 3.3%
Simpson Manufacturing Co., Inc.                        95,000         3,006,750
Texas Industries, Inc.                                 42,000         2,697,660
Vulcan Materials Co.                                   35,000         3,145,450
-------------------------------------------------------------------------------
                                                                      8,849,860
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 3.8%
Boyd Gaming Corp.                                      78,000         3,534,180
International Game Technology                          65,000         3,003,000
Scientific Games Corp., Class A 1                     120,000         3,627,600
-------------------------------------------------------------------------------
                                                                     10,164,780
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 5.6%
Atheros Communications 1                              120,390         2,566,715
Brocade Communications Systems, Inc. 1                275,000         2,257,750
Juniper Networks, Inc. 1                              190,000         3,598,600
L-3 Communications Holdings, Inc.                      43,400         3,549,252
QUALCOMM, Inc.                                         82,000         3,098,780
-------------------------------------------------------------------------------
                                                                     15,071,097
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 3.7%
Autodesk, Inc. 1                                       85,000         3,439,100
Citrix Systems, Inc. 1                                120,000         3,246,000
NAVTEQ Corp. 1                                         90,000         3,147,300
-------------------------------------------------------------------------------
                                                                      9,832,400
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 7.1%
Apple Computer, Inc. 1                                 25,500         2,163,420
Network Appliance, Inc. 1                              63,000         2,474,640
NVIDIA Corp. 1                                         75,000         2,775,750
Palm, Inc. 1                                          390,000         5,495,100
SanDisk Corp. 1                                        70,000         3,012,100
Trident Microsystems, Inc. 1                          170,100         3,092,418
-------------------------------------------------------------------------------
                                                                     19,013,428
-------------------------------------------------------------------------------
CONSTRUCTION -- 1.3%
Chicago Bridge & Iron Co. N.V.,
   ADR 3                                              129,200         3,532,328
-------------------------------------------------------------------------------
                                                                      3,532,328
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 5.4%
Activision, Inc.  1                                   150,000         2,586,000
Electronic Arts, Inc. 1                                40,000         2,014,400

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS (continued)
Harman International Industries, Inc.                  35,000    $    3,496,850
Netflix, Inc. 1                                       130,000         3,361,800
THQ, Inc. 1                                            95,000         3,089,400
-------------------------------------------------------------------------------
                                                                     14,548,450
-------------------------------------------------------------------------------
COSMETICS -- 1.1%
Avon Products, Inc.                                    90,000         2,973,600
-------------------------------------------------------------------------------
                                                                      2,973,600
-------------------------------------------------------------------------------
DRUG & GROCERY STORE CHAINS -- 0.9%
Rite Aid Corp. 1                                      426,700         2,321,248
-------------------------------------------------------------------------------
                                                                      2,321,248
-------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 2.0%
Allergan, Inc.                                         26,000         3,113,240
Forest Laboratories, Inc. 1                            45,000         2,277,000
-------------------------------------------------------------------------------
                                                                      5,390,240
-------------------------------------------------------------------------------
ELECTRONICS -- 1.0%
Avid Technology, Inc. 1                                75,000         2,794,500
-------------------------------------------------------------------------------
                                                                      2,794,500
-------------------------------------------------------------------------------
ELECTRONICS - MEDICAL SYSTEMS -- 1.2%
Hologic, Inc. 1                                        65,000         3,073,200
-------------------------------------------------------------------------------
                                                                      3,073,200
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 3.3%
Integrated Device Technology, Inc. 1                  160,000         2,476,800
Silicon Laboratories, Inc. 1                           86,000         2,979,900
SunPower Corp. 1                                       90,000         3,345,300
-------------------------------------------------------------------------------
                                                                      8,802,000
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 1.1%
Sotheby's                                              92,000         2,853,840
-------------------------------------------------------------------------------
                                                                      2,853,840
-------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 3.4%
Alliance Data Systems Corp. 1                          55,000         3,435,850
CheckFree Corp. 1                                      75,000         3,012,000
Fiserv, Inc. 1                                         50,000         2,621,000
-------------------------------------------------------------------------------
                                                                      9,068,850
-------------------------------------------------------------------------------
FOODS -- 1.0%
McCormick & Co., Inc.                                  71,500         2,757,040
-------------------------------------------------------------------------------
                                                                      2,757,040
-------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 2.6%
Psychiatric Solutions, Inc. 1                         105,100         3,943,352
Sunrise Senior Living, Inc. 1                          95,000         2,918,400
-------------------------------------------------------------------------------
                                                                      6,861,752
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 1.5%
Express Scripts, Inc. 1                                55,000         3,938,000
-------------------------------------------------------------------------------
                                                                      3,938,000
-------------------------------------------------------------------------------
HOTEL/MOTEL -- 1.3%
Hilton Hotels Corp.                                   103,000         3,594,700
-------------------------------------------------------------------------------
                                                                      3,594,700
-------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS -- 1.1%
Tempur-Pedic International, Inc. 1                    145,000         2,966,700
-------------------------------------------------------------------------------
                                                                      2,966,700
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY -- 1.0%
Covanta Holdings Corp. 1                              125,000         2,755,000
-------------------------------------------------------------------------------
                                                                      2,755,000
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 103

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 1.1%
Affiliated Managers Group, Inc. 1                      28,000    $    2,943,640
-------------------------------------------------------------------------------
                                                                      2,943,640
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 2.6%
Cameron International Corp. 1                          51,000         2,705,550
Grant Prideco, Inc. 1                                  55,000         2,187,350
Halliburton Co.                                        70,000         2,173,500
-------------------------------------------------------------------------------
                                                                      7,066,400
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.9%
Dade Behring Holdings, Inc.                            90,000         3,582,900
DENTSPLY International, Inc.                          104,000         3,104,400
ResMed, Inc. 1                                         62,000         3,051,640
St. Jude Medical, Inc. 1                               75,000         2,742,000
Thermo Fisher Scientific, Inc. 1                       75,000         3,396,750
-------------------------------------------------------------------------------
                                                                     15,877,690
-------------------------------------------------------------------------------
METAL FABRICATING -- 1.7%
Mueller Water Products, Inc.                          310,000         4,609,700
-------------------------------------------------------------------------------
                                                                      4,609,700
-------------------------------------------------------------------------------
OFFSHORE DRILLING -- 1.1%
ENSCO International, Inc.                              60,000         3,003,600
-------------------------------------------------------------------------------
                                                                      3,003,600
-------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 3.5%
Newfield Exploration Co. 1                             76,600         3,519,770
Quicksilver Resources, Inc. 1                          85,000         3,110,150
Southwestern Energy Co. 1                              78,800         2,761,940
-------------------------------------------------------------------------------
                                                                      9,391,860
-------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.8%
Lam Research Corp. 1                                   44,000         2,227,280
-------------------------------------------------------------------------------
                                                                      2,227,280
-------------------------------------------------------------------------------
RESTAURANTS -- 1.0%
Yum! Brands, Inc.                                      45,000         2,646,000
-------------------------------------------------------------------------------
                                                                      2,646,000
-------------------------------------------------------------------------------
RETAIL -- 3.6%
Limited Brands, Inc.                                  110,000         3,183,400
Pacific Sunwear of California, Inc. 1                 155,000         3,034,900
The TJX Cos., Inc.                                    118,000         3,365,360
-------------------------------------------------------------------------------
                                                                      9,583,660
-------------------------------------------------------------------------------
SAVINGS & LOAN -- 1.1%
People's Bank                                          65,000         2,900,300
-------------------------------------------------------------------------------
                                                                      2,900,300
-------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 2.0%
E*TRADE Financial Corp. 1                             125,900         2,822,678
NYSE Group, Inc. 1                                     27,000         2,624,400
-------------------------------------------------------------------------------
                                                                      5,447,078
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 1.2%
Nutri/System, Inc. 1                                   52,000         3,296,280
-------------------------------------------------------------------------------
                                                                      3,296,280
-------------------------------------------------------------------------------
STEEL -- 1.1%
IPSCO, Inc.                                            30,200         2,834,874
-------------------------------------------------------------------------------
                                                                      2,834,874
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
InterDigital Communications Corp. 1                   116,200         3,898,510
-------------------------------------------------------------------------------
                                                                      3,898,510
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURERS -- 0.8%
Under Armour, Inc., Class A 1                          40,000    $    2,018,000
-------------------------------------------------------------------------------
                                                                      2,018,000
-------------------------------------------------------------------------------
TOBACCO -- 1.2%
Loews Corp. - Carolina Group                           50,000         3,236,000
-------------------------------------------------------------------------------
                                                                      3,236,000
-------------------------------------------------------------------------------
TRUCKERS -- 1.0%
Landstar System, Inc.                                  70,400         2,687,872
-------------------------------------------------------------------------------
                                                                      2,687,872
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL -- 1.0%
The AES Corp. 1                                       125,000         2,755,000
-------------------------------------------------------------------------------
                                                                      2,755,000
-------------------------------------------------------------------------------
UTILITIES - GAS PIPELINES -- 1.0%
The Williams Cos., Inc.                               100,000         2,612,000
-------------------------------------------------------------------------------
                                                                      2,612,000
-------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 1.1%
Time Warner Telecom, Inc., Class A 1                  150,000         2,989,500
-------------------------------------------------------------------------------
                                                                      2,989,500
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $234,055,938)                                                 260,935,953
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                        98             3,490
RS Global Natural Resources Fund,
   Class A 10                                             348            10,738
RS Growth Fund, Class A 10                                 66             1,013
RS Investors Fund, Class A 10                             218             2,563
RS Partners Fund, Class A 10                              414            14,502
RS Smaller Company Growth Fund,
   Class A 10                                             487            10,281
RS Value Fund, Class A 10                                   7               186
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $38,412)                                                           42,773
-------------------------------------------------------------------------------

                                                                          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                  6,622,269
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,622,269)                                                     6,622,269
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
(Cost $240,716,619)                                                 267,600,995
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.1%                                               207,892
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  267,808,887
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


104 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.8%
ADVERTISING AGENCIES -- 1.1%
Marchex, Inc., Class B                                237,590    $    3,178,954
-------------------------------------------------------------------------------
                                                                      3,178,954
-------------------------------------------------------------------------------
AEROSPACE -- 0.6%
HEICO Corp.                                            48,720         1,891,798
-------------------------------------------------------------------------------
                                                                      1,891,798
-------------------------------------------------------------------------------
BANKS - OUTSIDE NEW YORK CITY -- 0.7%
PrivateBancorp, Inc.                                   47,156         1,963,104
-------------------------------------------------------------------------------
                                                                      1,963,104
-------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 2.0%
ArthroCare Corp. 1                                     61,600         2,459,072
Solexa, Inc. 1                                        260,020         3,419,263
-------------------------------------------------------------------------------
                                                                      5,878,335
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 4.2%
Century Casinos, Inc. 1                               425,470         4,748,245
Pinnacle Entertainment, Inc. 1                         62,960         2,086,494
Scientific Games Corp., Class A 1                     189,490         5,728,283
-------------------------------------------------------------------------------
                                                                     12,563,022
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 5.3%
Atheros Communications 1                              136,510         2,910,393
j2 Global Communications, Inc. 1                      166,420         4,534,945
Oplink Communications, Inc. 1                         130,280         2,678,557
RADVision Ltd. 1                                      134,820         2,707,186
WebEx Communications, Inc. 1                           91,440         3,190,341
-------------------------------------------------------------------------------
                                                                     16,021,422
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.5%
American Reprographics Co. 1                           91,560         3,049,864
Concur Technologies, Inc. 1                           234,850         3,766,994
DealerTrack Holdings, Inc. 1                           95,460         2,808,433
Equinix, Inc. 1                                        30,665         2,318,887
Systems Xcellence, Inc. 1                              69,289         1,397,559
-------------------------------------------------------------------------------
                                                                     13,341,737
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 0.9%
Cray, Inc. 1                                          221,070         2,626,312
-------------------------------------------------------------------------------
                                                                      2,626,312
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 1.5%
The9 Ltd., ADR 1,3                                    143,550         4,625,181
-------------------------------------------------------------------------------
                                                                      4,625,181
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
Greenhill & Co., Inc.                                  42,940         3,168,972
-------------------------------------------------------------------------------
                                                                      3,168,972
-------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 0.5%
K-V Pharmaceutical Co., Class A 1                      61,640         1,465,799
-------------------------------------------------------------------------------
                                                                      1,465,799
-------------------------------------------------------------------------------
ELECTRONICS -- 0.6%
SRS Labs, Inc. 1                                      168,075         1,818,572
-------------------------------------------------------------------------------
                                                                      1,818,572
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 2.0%
Silicon Image, Inc. 1                                 222,690         2,832,617
Silicon Motion Technology Corp., ADR 1,3              195,720         3,106,076
-------------------------------------------------------------------------------
                                                                      5,938,693
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
ENERGY - MISCELLANEOUS -- 0.9%
Aegean Marine Petroleum Network, Inc. 1               155,950    $    2,557,580
-------------------------------------------------------------------------------
                                                                      2,557,580
-------------------------------------------------------------------------------
FINANCE COMPANIES -- 1.3%
International Securities Exchange
   Holdings, Inc., Class A                             31,270         1,463,123
NewStar Financial, Inc. 1                             132,530         2,445,179
-------------------------------------------------------------------------------
                                                                      3,908,302
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 1.5%
Portfolio Recovery Associates, Inc. 1                  93,990         4,388,393
-------------------------------------------------------------------------------
                                                                      4,388,393
-------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 3.5%
Advent Software, Inc. 1                               118,350         4,176,571
Online Resources Corp. 1                              375,180         3,830,588
TradeStation Group, Inc. 1                            179,610         2,469,638
-------------------------------------------------------------------------------
                                                                     10,476,797
-------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 1.9%
Five Star Quality Care, Inc. 1                        512,410         5,713,371
-------------------------------------------------------------------------------
                                                                      5,713,371
-------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 1.8%
HMS Holdings Corp. 1                                  185,000         2,802,750
Vital Images, Inc. 1                                   74,630         2,597,124
-------------------------------------------------------------------------------
                                                                      5,399,874
-------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 0.8%
NovaMed, Inc. 1                                       337,630         2,555,859
-------------------------------------------------------------------------------
                                                                      2,555,859
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 3.0%
Amerisafe, Inc. 1                                     307,046         4,746,931
Security Capital Assurance Ltd.                       157,230         4,375,711
-------------------------------------------------------------------------------
                                                                      9,122,642
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY -- 2.0%
Amtrust Financial Services, Inc.                      308,730         2,639,642
First Mercury Financial Corp. 1                       143,410         3,373,003
-------------------------------------------------------------------------------
                                                                      6,012,645
-------------------------------------------------------------------------------
LEISURE TIME -- 1.2%
Life Time Fitness, Inc. 1                              76,570         3,714,411
-------------------------------------------------------------------------------
                                                                      3,714,411
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 4.4%
Core Laboratories N.V. 1                               16,900         1,368,900
Dril-Quip, Inc. 1                                      78,740         3,083,459
Oil States International, Inc. 1                      136,510         4,399,717
Superior Energy Services, Inc. 1                      135,690         4,434,349
-------------------------------------------------------------------------------
                                                                     13,286,425
-------------------------------------------------------------------------------
MACHINERY - SPECIALTY -- 1.2%
Flow International Corp. 1                            332,451         3,663,610
-------------------------------------------------------------------------------
                                                                      3,663,610
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 13.1%
American Medical Systems Holdings, Inc. 1             260,770         4,829,460
AngioDynamics, Inc. 1                                 217,147         4,666,489
Cutera, Inc. 1                                        120,040         3,241,080
Kyphon, Inc. 1                                         52,610         2,125,444
LeMaitre Vascular, Inc. 1                             409,703         2,458,218

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 105

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (continued)
Micrus Endovascular Corp. 1                           190,950    $    3,643,326
NuVasive, Inc. 1                                      114,940         2,655,114
Orthovita, Inc. 1                                     621,860         2,257,352
PolyMedica Corp.                                      117,413         4,744,659
ResMed, Inc. 1                                         69,960         3,443,431
The Spectranetics Corp. 1                             404,240         4,563,870
Vital Signs, Inc.                                      11,190           558,605
-------------------------------------------------------------------------------
                                                                     39,187,048
-------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES -- 1.3%
Ceradyne, Inc. 1                                       70,990         4,010,935
-------------------------------------------------------------------------------
                                                                      4,010,935
-------------------------------------------------------------------------------
MISCELLANEOUS PRODUCER DURABLES -- 1.5%
BE Aerospace, Inc. 1                                  173,660         4,459,589
-------------------------------------------------------------------------------
                                                                      4,459,589
-------------------------------------------------------------------------------
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 2.6%
SunOpta, Inc. 1                                       336,344         2,959,827
Team, Inc. 1                                          140,940         4,908,940
-------------------------------------------------------------------------------
                                                                      7,868,767
-------------------------------------------------------------------------------
POWER TRANSMISSION EQUIPMENT -- 0.7%
Regal-Beloit Corp.                                     41,760         2,192,818
-------------------------------------------------------------------------------
                                                                      2,192,818
-------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.8%
Cymer, Inc. 1                                          53,670         2,358,796
-------------------------------------------------------------------------------
                                                                      2,358,796
-------------------------------------------------------------------------------
RAILROAD EQUIPMENT -- 1.4%
American Railcar Industries, Inc.                     123,344         4,198,630
-------------------------------------------------------------------------------
                                                                      4,198,630
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.5%
KKR Financial Corp.                                   168,780         4,521,616
-------------------------------------------------------------------------------
                                                                      4,521,616
-------------------------------------------------------------------------------
RETAIL -- 4.0%
Cache, Inc. 1                                         174,217         4,397,237
Central Garden & Pet Co. 1                             81,820         3,961,725
Jos. A. Bank Clothiers, Inc. 1                        125,101         3,671,714
-------------------------------------------------------------------------------
                                                                     12,030,676
-------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 2.4%
Investment Technology Group, Inc. 1                   130,610         5,600,557
optionsXpress Holdings, Inc.                           75,570         1,714,683
-------------------------------------------------------------------------------
                                                                      7,315,240
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 11.1%
AMN Healthcare Services, Inc. 1                       109,630         3,019,210
Barrett Business Services, Inc.                       163,900         3,838,538
Ctrip.com International Ltd., ADR 3                    23,770         1,485,150
FirstService Corp. 1                                  222,919         5,149,429
Midas, Inc. 1                                         171,080         3,934,840
Nutri/System, Inc. 1                                   71,420         4,527,314
Perficient, Inc. 1                                    154,330         2,532,555
Rollins, Inc.                                         206,756         4,571,375
Steiner Leisure Ltd. 1                                 90,760         4,129,580
-------------------------------------------------------------------------------
                                                                     33,187,991
-------------------------------------------------------------------------------
SHOES -- 1.2%
Iconix Brand Group, Inc. 1                            192,856         3,739,478
-------------------------------------------------------------------------------
                                                                      3,739,478
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Occam Networks, Inc. 1                                137,230    $    2,264,295
-------------------------------------------------------------------------------
                                                                      2,264,295
-------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURERS -- 0.9%
Carter's, Inc. 1                                      101,680         2,592,840
-------------------------------------------------------------------------------
                                                                      2,592,840
-------------------------------------------------------------------------------
UTILITIES - TELECOMMUNICATIONS -- 1.1%
Time Warner Telecom, Inc., Class A 1                  163,540         3,259,352
-------------------------------------------------------------------------------
                                                                      3,259,352
-------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE -- 0.9%
Central European Distribution Corp. 1                  86,348         2,564,536
-------------------------------------------------------------------------------
                                                                      2,564,536
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $239,838,965)                                                 281,034,417
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                       115             4,083
RS Global Natural Resources Fund, Class A 10              407            12,564
RS Growth Fund, Class A 10                                 76             1,156
RS Investors Fund, Class A 10                             249             2,925
RS MidCap Opportunities Fund, Class A 10                  169             2,399
RS Partners Fund, Class A 10                              497            17,426
RS Value Fund, Class A 10                                   8               209
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $37,866)                                                           40,762
-------------------------------------------------------------------------------

                                                                          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                 14,993,315
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 11                                  1,953,880
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,947,195)                                                   16,947,195
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.5%
(Cost $256,824,026)                                                 298,022,374
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.5%                                             1,456,869
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  299,479,243
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


106 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006              FOREIGN CURRENCY 2      SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.4%
ALUMINUM -- 7.1%
Alcan, Inc.                                           972,700    $   47,409,398
Century Aluminum Co. 1                              1,514,200        67,609,030
-------------------------------------------------------------------------------
                                                                    115,018,428
-------------------------------------------------------------------------------
CHEMICALS -- 2.3%
Eastman Chemical Co.                                  628,700        37,288,197
-------------------------------------------------------------------------------
                                                                     37,288,197
-------------------------------------------------------------------------------
COAL -- 8.6%
Arch Coal, Inc.                                     1,057,220        31,748,317
Foundation Coal Holdings, Inc.                      1,343,460        42,668,289
Peabody Energy Corp.                                1,458,480        58,937,177
Western Canadian Coal Corp. 1                CAD    2,616,200         5,047,764
-------------------------------------------------------------------------------
                                                                    138,401,547
-------------------------------------------------------------------------------
ENERGY - MISCELLANEOUS -- 1.6%
Crosstex Energy, Inc.                                 670,809        21,257,937
Spectra Energy Corp. 1                                152,900         4,242,975
-------------------------------------------------------------------------------
                                                                     25,500,912
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 4.1%
Brookfield Asset Management, Inc., Class A   CAD    1,375,050        66,456,132
-------------------------------------------------------------------------------
                                                                     66,456,132
-------------------------------------------------------------------------------
GOLD -- 3.6%
Goldcorp, Inc.                               CAD    1,177,780        33,440,206
Kinross Gold Corp. 1                         CAD    2,046,100        24,248,254
-------------------------------------------------------------------------------
                                                                     57,688,460
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 0.6%
PICO Holdings, Inc. 1                                 286,778         9,971,271
-------------------------------------------------------------------------------
                                                                      9,971,271
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 11.2%
Basic Energy Services, Inc. 1,6                     1,712,590        42,215,343
Complete Production Services, Inc. 1                   70,240         1,489,088
Key Energy Services, Inc. 1                         4,848,600        75,880,590
Noble Corp.                                           549,150        41,817,773
Schlumberger Ltd.                                     288,600        18,227,976
-------------------------------------------------------------------------------
                                                                    179,630,770
-------------------------------------------------------------------------------
METALS & MINERALS - MISCELLANEOUS -- 9.9%
Bema Gold Corp. 1                            CAD    3,303,400        17,279,715
BHP Billiton Ltd., ADR 3                              823,900        32,750,025
Companhia Vale do Rio Doce, ADR 3                   2,211,100        65,758,114
Ivanhoe Nickel & Platinum Ltd. 1,4,5                  203,624         1,018,120
Sherritt International Corp.                 CAD    3,969,000        42,169,455
-------------------------------------------------------------------------------
                                                                    158,975,429
-------------------------------------------------------------------------------
OFFSHORE DRILLING -- 0.9%
Hercules Offshore, Inc. 1                             498,620        14,410,118
-------------------------------------------------------------------------------
                                                                     14,410,118
-------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 20.1%
Anadarko Petroleum Corp.                              747,500        32,531,200
Anderson Energy Ltd. 1,6                     CAD    4,613,000        15,348,317
Compton Petroleum Corp. 1                    CAD    3,745,700        34,208,039

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS (continued)
Denbury Resources, Inc. 1                           2,440,600    $   67,824,274
Newfield Exploration Co. 1                            951,900        43,739,805
Noble Energy, Inc.                                    269,800        13,239,086
Southwestern Energy Co. 1                             644,900        22,603,745
Talisman Energy, Inc.                        CAD    4,484,300        76,138,696
XTO Energy, Inc.                                      394,100        18,542,405
-------------------------------------------------------------------------------
                                                                    324,175,567
-------------------------------------------------------------------------------
OIL - INTEGRATED INTERNATIONAL -- 5.9%
Exxon Mobil Corp.                                     336,500        25,785,995
Paramount Resources Ltd., Class A 1          CAD    2,247,300        46,250,654
Petrobank Energy & Resources Ltd. 1          CAD    1,478,400        22,464,733
-------------------------------------------------------------------------------
                                                                     94,501,382
-------------------------------------------------------------------------------
STEEL -- 8.1%
Allegheny Technologies, Inc.                          927,860        84,138,345
Carpenter Technology Corp.                            455,715        46,719,902
-------------------------------------------------------------------------------
                                                                    130,858,247
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL -- 8.4%
Duke Energy Corp.                                   1,075,000        35,700,750
PPL Corp.                                           1,571,700        56,329,728
TXU Corp.                                             802,900        43,525,209
-------------------------------------------------------------------------------
                                                                    135,555,687
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,194,038,562)                                             1,488,432,147
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                       378            13,464
RS Growth Fund, Class A 10                                500             7,623
RS Investors Fund, Class A 10                           1,658            19,477
RS MidCap Opportunities Fund, Class A 10                  583             8,263
RS Partners Fund, Class A 10                              936            32,790
RS Smaller Company Growth Fund, Class A 10              1,178            24,858
RS Value Fund, Class A 10                                  46             1,257
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $103,358)                                                         107,732
-------------------------------------------------------------------------------

                                                                          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.0%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 11                                 81,060,527
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 11                                 47,301,685
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $128,362,212)                                                 128,362,212
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.4%
(Cost $1,322,504,132)                                             1,616,902,091
-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.4)%                                     (6,286,711)
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $1,610,615,380
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 107

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS INVESTORS FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.4%

AIR TRANSPORTATION -- 3.8%
Grupo Aeroportuario del
   Centro Norte, ADR 1,3                                1,410    $       31,387
Oesterreichische Post AG 1                   EUR       51,200         2,440,031
-------------------------------------------------------------------------------
                                                                      2,471,418
-------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 5.8%
Liberty Global, Inc., Class A 1                        53,106         1,548,040
Liberty Global, Inc., Series C 1                       79,850         2,235,800
-------------------------------------------------------------------------------
                                                                      3,783,840
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 5.0%
Scientific Games Corp., Class A 1                     106,980         3,234,005
-------------------------------------------------------------------------------
                                                                      3,234,005
-------------------------------------------------------------------------------
CHEMICALS -- 2.7%
Eastman Chemical Co.                                   29,950         1,776,335
-------------------------------------------------------------------------------
                                                                      1,776,335
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 2.5%
NCR Corp. 1                                            37,940         1,622,314
-------------------------------------------------------------------------------
                                                                      1,622,314
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 3.9%
Symantec Corp. 1                                      120,600         2,514,510
-------------------------------------------------------------------------------
                                                                      2,514,510
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 4.8%
Yahoo! Inc. 1                                         123,800         3,161,852
-------------------------------------------------------------------------------
                                                                      3,161,852
-------------------------------------------------------------------------------
EDUCATION SERVICES -- 8.4%
Apollo Group, Inc., Class A 1                          49,700         1,936,809
Corinthian Colleges, Inc. 1                           260,160         3,545,981
-------------------------------------------------------------------------------
                                                                      5,482,790
-------------------------------------------------------------------------------
ELECTRONICS - MEDICAL SYSTEMS -- 2.1%
eResearch Technology, Inc. 1                          201,310         1,354,816
-------------------------------------------------------------------------------
                                                                      1,354,816
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 7.0%
Ambac Financial Group, Inc.                            19,630         1,748,444
Fidelity National Financial, Inc.                     118,950         2,840,526
-------------------------------------------------------------------------------
                                                                      4,588,970
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 2.5%
Hanover Insurance Group, Inc.                          33,560         1,637,728
-------------------------------------------------------------------------------
                                                                      1,637,728
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 4.0%
Amvescap PLC, ADR 3                                   105,100         2,590,715
-------------------------------------------------------------------------------
                                                                      2,590,715
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 4.5%
Key Energy Services, Inc. 1                           188,430         2,948,929
-------------------------------------------------------------------------------
                                                                      2,948,929
-------------------------------------------------------------------------------

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 5.0%
Compton Petroleum Corp. 1                    CAD       87,500    $      799,104
Denbury Resources, Inc. 1                               6,200           172,298
Talisman Energy, Inc.                        CAD      133,000         2,258,200
-------------------------------------------------------------------------------
                                                                      3,229,602
-------------------------------------------------------------------------------
OIL - INTEGRATED INTERNATIONAL -- 2.0%
Paramount Resources Ltd., Class A 1          CAD       62,300         1,282,168
-------------------------------------------------------------------------------
                                                                      1,282,168
-------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 2.9%
Grupo Televisa S.A., ADR 3                             70,900         1,915,009
-------------------------------------------------------------------------------
                                                                      1,915,009
-------------------------------------------------------------------------------
REAL ESTATE -- 4.1%
MI Developments, Inc., Class A                         74,800         2,670,360
-------------------------------------------------------------------------------
                                                                      2,670,360
-------------------------------------------------------------------------------
RESTAURANTS -- 4.8%
Triarc Cos., Inc., Class B                            158,100         3,162,000
-------------------------------------------------------------------------------
                                                                      3,162,000
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 7.6%
Coinmach Service Corp., Class A                        11,300           134,470
Coinstar, Inc. 1                                       97,800         2,989,746
Corrections Corp. of America 1                         39,890         1,804,225
-------------------------------------------------------------------------------
                                                                      4,928,441
-------------------------------------------------------------------------------
STEEL -- 1.3%
Carpenter Technology Corp.                              8,000           820,160
-------------------------------------------------------------------------------
                                                                        820,160
-------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURERS -- 3.7%
Carter's, Inc. 1                                       93,700         2,389,350
-------------------------------------------------------------------------------
                                                                      2,389,350
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL -- 4.0%
PPL Corp.                                              72,800         2,609,152
-------------------------------------------------------------------------------
                                                                      2,609,152
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $53,941,020)                                                   60,174,464
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
DEPOSITARY SECURITIES -- 6.4%
DIVERSIFIED FINANCIAL SERVICES -- 5.2%
KKR Private Equity Investors, L.P. 144A 7,9           147,000         3,359,024
-------------------------------------------------------------------------------
                                                                      3,359,024
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 1.2%
AP Alternative Assets, L.P. 144A 1,7,9                 43,300           801,050
-------------------------------------------------------------------------------
                                                                        801,050
-------------------------------------------------------------------------------
TOTAL DEPOSITARY SECURITIES
(Cost $4,446,792)                                                     4,160,074
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


108 | CALL 1-800-766-FUND

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                         8    $          298
RS Global Natural Resources Fund, Class A 10               22               691
RS Growth Fund, Class A 10                                 16               250
RS MidCap Opportunities Fund, Class A 10                   12               165
RS Partners Fund, Class A 10                                3               119
RS Smaller Company Growth Fund, Class A 10                 14               298
RS Value Fund, Class A 10                                   2                43
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $1,930)                                                             1,864
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
(Cost $58,389,742)                                                   64,336,402
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 1.2%                                               792,282
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   65,128,684
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 109

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS PARTNERS FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 83.9%
AIR TRANSPORTATION -- 4.7%
Grupo Aeroportuario del
   Centro Norte, ADR 1,3                            1,191,135    $   26,514,665
Grupo Aeroportuario del
   Pacifico S.A. de C.V., ADR 3                       698,310        27,366,769
Oesterreichische Post AG 1                   EUR    1,384,600        65,985,689
-------------------------------------------------------------------------------
                                                                    119,867,123
-------------------------------------------------------------------------------
ALUMINUM -- 1.8%
Century Aluminum Co. 1                              1,007,026        44,963,711
-------------------------------------------------------------------------------
                                                                     44,963,711
-------------------------------------------------------------------------------
AUTO PARTS - AFTER MARKET -- 1.7%
Commercial Vehicle Group, Inc. 1,6                  2,047,101        44,626,802
-------------------------------------------------------------------------------
                                                                     44,626,802
-------------------------------------------------------------------------------
BANKS - OUTSIDE NEW YORK CITY -- 2.4%
Hancock Holding Co.                                   568,920        30,061,733
Whitney Holding Corp.                                 985,026        32,131,548
-------------------------------------------------------------------------------
                                                                     62,193,281
-------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 2.8%
Liberty Global, Inc., Class A 1                     1,241,878        36,200,744
Liberty Global, Inc., Series C 1                    1,259,441        35,264,348
-------------------------------------------------------------------------------
                                                                     71,465,092
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 2.5%
Scientific Games Corp., Class A 1                   2,076,745        62,780,001
-------------------------------------------------------------------------------
                                                                     62,780,001
-------------------------------------------------------------------------------
COAL -- 2.6%
Peabody Energy Corp.                                1,653,400        66,813,894
-------------------------------------------------------------------------------
                                                                     66,813,894
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 1.1%
Ariba, Inc. 1                                         355,880         2,754,511
Quest Software, Inc. 1                              1,765,652        25,866,802
-------------------------------------------------------------------------------
                                                                     28,621,313
-------------------------------------------------------------------------------
EDUCATION SERVICES -- 3.1%
Corinthian Colleges, Inc. 1,6                       5,717,652        77,931,597
-------------------------------------------------------------------------------
                                                                     77,931,597
-------------------------------------------------------------------------------
ELECTRONICS - MEDICAL SYSTEMS -- 1.3%
eResearch Technology, Inc. 1,6                      5,048,430        33,975,934
-------------------------------------------------------------------------------
                                                                     33,975,934
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 1.4%
Avnet, Inc. 1                                       1,382,417        35,293,106
-------------------------------------------------------------------------------
                                                                     35,293,106
-------------------------------------------------------------------------------
FINANCE COMPANIES -- 3.3%
Assured Guaranty Ltd.                               1,759,740        46,809,084
Lazard Ltd., Class A                                  813,460        38,509,196
-------------------------------------------------------------------------------
                                                                     85,318,280
-------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.3%
eFunds Corp. 1                                      1,184,645        32,577,738
-------------------------------------------------------------------------------
                                                                     32,577,738
-------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 0.8%
Interactive Data Corp.                                827,209        19,886,104
-------------------------------------------------------------------------------
                                                                     19,886,104
-------------------------------------------------------------------------------

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 3.7%
Kindred Healthcare, Inc. 1                          1,481,460    $   37,406,865
LCA-Vision, Inc. 6                                  1,167,533        40,116,434
United Surgical Partners
   International, Inc. 1                              579,127        16,418,250
-------------------------------------------------------------------------------
                                                                     93,941,549
-------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 1.0%
Sierra Health Services, Inc. 1                        726,613        26,187,133
-------------------------------------------------------------------------------
                                                                     26,187,133
-------------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.1%
Paxar Corp. 1                                       1,207,170        27,837,340
-------------------------------------------------------------------------------
                                                                     27,837,340
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 3.2%
Hanover Insurance Group, Inc.                       1,601,570        78,156,616
Zenith National Insurance Corp.                        47,900         2,246,989
-------------------------------------------------------------------------------
                                                                     80,403,605
-------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY -- 1.0%
OneBeacon Insurance Group Ltd. 1                      932,540        26,111,120
-------------------------------------------------------------------------------
                                                                     26,111,120
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 1.6%
Affiliated Managers Group, Inc. 1                     391,780        41,187,831
-------------------------------------------------------------------------------
                                                                     41,187,831
-------------------------------------------------------------------------------
MACHINERY - OIL/WELL EQUIPMENT & SERVICES -- 4.0%
Key Energy Services, Inc. 1                         6,449,800       100,939,370
-------------------------------------------------------------------------------
                                                                    100,939,370
-------------------------------------------------------------------------------
MEDICAL SERVICES -- 2.5%
Magellan Health Services, Inc. 1                    1,468,421        63,465,156
-------------------------------------------------------------------------------
                                                                     63,465,156
-------------------------------------------------------------------------------
METALS & MINERALS - MISCELLANEOUS -- 1.7%
Sherritt International Corp.                 CAD    4,009,450        42,599,224
-------------------------------------------------------------------------------
                                                                     42,599,224
-------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 1.5%
Compton Petroleum Corp. 1                    CAD    4,228,900        38,620,919
-------------------------------------------------------------------------------
                                                                     38,620,919
-------------------------------------------------------------------------------
OIL - INTEGRATED INTERNATIONAL -- 1.6%
Paramount Resources Ltd., Class A 1          CAD    2,019,500        41,562,406
-------------------------------------------------------------------------------
                                                                     41,562,406
-------------------------------------------------------------------------------
REAL ESTATE -- 2.6%
MI Developments, Inc., Class A                      1,826,900        65,220,330
-------------------------------------------------------------------------------
                                                                     65,220,330
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 2.9%
BioMed Realty Trust, Inc.                             957,500        27,384,500
KKR Financial Corp.                                 1,698,290        45,497,189
-------------------------------------------------------------------------------
                                                                     72,881,689
-------------------------------------------------------------------------------
RENTAL & LEASING SERVICES - CONSUMER -- 2.6%
Aaron Rents, Inc. 6                                 2,294,070        66,023,335
-------------------------------------------------------------------------------
                                                                     66,023,335
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


110 | CALL 1-800-766-FUND

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
RESTAURANTS -- 4.7%
Triarc Cos., Inc., Class B 6                        6,003,100    $  120,062,000
-------------------------------------------------------------------------------
                                                                    120,062,000
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 9.5%
Coinmach Service Corp.                              1,666,400        30,661,760
Coinmach Service Corp., Class A                       815,350         9,702,665
Coinstar, Inc. 1,6                                  2,464,452        75,338,298
Copart, Inc. 1                                      1,014,427        30,432,810
Corrections Corp. of America 1                      2,131,430        96,404,579
-------------------------------------------------------------------------------
                                                                    242,540,112
-------------------------------------------------------------------------------
STEEL -- 4.5%
Allegheny Technologies, Inc.                          756,540        68,603,047
Carpenter Technology Corp.                            443,900        45,508,628
-------------------------------------------------------------------------------
                                                                    114,111,675
-------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURERS -- 2.4%
Carter's, Inc. 1                                    2,426,040        61,864,020
-------------------------------------------------------------------------------
                                                                     61,864,020
-------------------------------------------------------------------------------
TRANSPORTATION - MISCELLANEOUS -- 1.0%
Grupo Aeroportuario del Sureste
   S.A.B. de C.V., ADR 3                              585,590        24,870,007
-------------------------------------------------------------------------------
                                                                     24,870,007
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,651,726,013)                                             2,136,742,797
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
DEPOSITARY SECURITIES -- 6.7%
DIVERSIFIED FINANCIAL SERVICES -- 3.7%
KKR Private Equity Investors,
   L.P. 144A 7,9                                    4,067,165        92,936,765
-------------------------------------------------------------------------------
                                                                     92,936,765
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 3.0%
AP Alternative Assets, L.P. 144A 1,7,9              4,180,500        77,339,250
-------------------------------------------------------------------------------
                                                                     77,339,250
-------------------------------------------------------------------------------
TOTAL DEPOSITARY SECURITIES
(Cost $180,691,940)                                                 170,276,015
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
-------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                       688            24,529
RS Global Natural Resources Fund, Class A 10            2,314            71,358
RS Growth Fund, Class A 10                                630             9,607
RS Investors Fund, Class A 10                           2,071            24,337
RS MidCap Opportunities Fund, Class A 10                1,082            15,335
RS Smaller Company Growth Fund, Class A 10              2,736            57,724
RS Value Fund, Class A 10                                  64             1,742
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $201,982)                                                         204,632
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 90.6%
(Cost $1,832,619,935)                                             2,307,223,444
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 9.4%                                           238,309,472
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,545,532,916
-------------------------------------------------------------------------------

                               See notes to Schedule of Investments on page 113.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 111

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS - RS VALUE FUND
--------------------------------------------------------------------------------

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 84.8%
BANKS - OUTSIDE NEW YORK CITY -- 2.2%
Synovus Financial Corp.                               653,700    $   20,153,571
The Shizuoka Bank Ltd.                       JPY    2,452,600        24,368,013
-------------------------------------------------------------------------------
                                                                     44,521,584
-------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.4%
Martin Marietta Materials, Inc.                        75,000         7,793,250
-------------------------------------------------------------------------------
                                                                      7,793,250
-------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 4.4%
Liberty Global, Inc., Class A 1                     1,267,965        36,961,180
Liberty Global, Inc., Series C 1                    1,851,179        51,833,012
-------------------------------------------------------------------------------
                                                                     88,794,192
-------------------------------------------------------------------------------
CASINOS & GAMBLING -- 5.7%
Scientific Games Corp., Class A 1                   1,649,102        49,852,354
Station Casinos, Inc.                                 783,420        63,981,911
-------------------------------------------------------------------------------
                                                                    113,834,265
-------------------------------------------------------------------------------
CHEMICALS -- 1.5%
Eastman Chemical Co.                                  519,200        30,793,752
-------------------------------------------------------------------------------
                                                                     30,793,752
-------------------------------------------------------------------------------
COAL -- 2.4%
Peabody Energy Corp.                                1,210,010        48,896,504
-------------------------------------------------------------------------------
                                                                     48,896,504
-------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 0.7%
Discovery Holding Co., Class A 1                      822,830        13,239,335
-------------------------------------------------------------------------------
                                                                     13,239,335
-------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 2.7%
NCR Corp. 1                                         1,253,700        53,608,212
-------------------------------------------------------------------------------
                                                                     53,608,212
-------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 2.4%
Symantec Corp. 1                                    2,293,300        47,815,305
-------------------------------------------------------------------------------
                                                                     47,815,305
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.3%
Yahoo! Inc. 1                                       1,823,900        46,582,406
-------------------------------------------------------------------------------
                                                                     46,582,406
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
Ameriprise Financial, Inc.                            786,260        42,851,170
Merrill Lynch & Co., Inc.                             458,550        42,691,005
-------------------------------------------------------------------------------
                                                                     85,542,175
-------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 2.9%
Barr Pharmaceuticals, Inc. 1                          538,200        26,974,584
Warner Chilcott Ltd. 1                              2,257,750        31,202,105
-------------------------------------------------------------------------------
                                                                     58,176,689
-------------------------------------------------------------------------------
EDUCATION SERVICES -- 4.0%
Apollo Group, Inc., Class A 1                       1,279,215        49,851,009
Career Education Corp. 1                            1,204,253        29,841,389
-------------------------------------------------------------------------------
                                                                     79,692,398
-------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS & COMPONENTS -- 1.1%
Arrow Electronics, Inc. 1                             674,900        21,293,095
-------------------------------------------------------------------------------
                                                                     21,293,095
-------------------------------------------------------------------------------
ENERGY - MISCELLANEOUS -- 0.5%
Spectra Energy Corp. 1                                352,700         9,787,425
-------------------------------------------------------------------------------
                                                                      9,787,425
-------------------------------------------------------------------------------

DECEMBER 31, 2006             FOREIGN CURRENCY 2       SHARES             VALUE
--------------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES -- 0.0%
SAIC, Inc. 1                                           15,760    $      280,370
-------------------------------------------------------------------------------
                                                                        280,370
-------------------------------------------------------------------------------
ENTERTAINMENT -- 2.0%
Viacom, Inc., Class B 1                               966,085        39,638,468
-------------------------------------------------------------------------------
                                                                     39,638,468
-------------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS -- 8.0%
Ambac Financial Group, Inc.                           433,690        38,628,768
Brookfield Asset
   Management, Inc., Class A                 CAD    1,188,550        57,442,592
Fidelity National Financial, Inc.                   2,641,210        63,072,095
-------------------------------------------------------------------------------
                                                                    159,143,455
-------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 2.0%
Triad Hospitals, Inc. 1                               974,900        40,780,067
-------------------------------------------------------------------------------
                                                                     40,780,067
-------------------------------------------------------------------------------
INSURANCE - MULTI-LINE -- 3.1%
Assurant, Inc.                                        523,620        28,930,005
Genworth Financial, Inc., Class A                     993,180        33,976,688
-------------------------------------------------------------------------------
                                                                     62,906,693
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 4.2%
Amvescap PLC, ADR 3                                 1,926,700        47,493,155
Federated Investors, Inc., Class B                  1,089,340        36,797,905
-------------------------------------------------------------------------------
                                                                     84,291,060
-------------------------------------------------------------------------------
MEDICAL SERVICES -- 1.7%
Magellan Health Services, Inc. 1                      763,070        32,979,885
-------------------------------------------------------------------------------
                                                                     32,979,885
-------------------------------------------------------------------------------
METALS & MINERALS - MISCELLANEOUS -- 0.2%
Ivanhoe Nickel & Platinum Ltd. 1,4,5                  698,422         3,492,110
-------------------------------------------------------------------------------
                                                                      3,492,110
-------------------------------------------------------------------------------
MISCELLANEOUS EQUIPMENT -- 2.4%
W.W. Grainger, Inc.                                   688,810        48,175,371
-------------------------------------------------------------------------------
                                                                     48,175,371
-------------------------------------------------------------------------------
OIL - CRUDE PRODUCERS -- 2.8%
Denbury Resources, Inc. 1                             112,400         3,123,596
Talisman Energy, Inc.                        CAD    3,127,900        53,108,451
-------------------------------------------------------------------------------
                                                                     56,232,047
-------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS -- 1.2%
News Corp., Class B                                 1,118,340        24,894,248
-------------------------------------------------------------------------------
                                                                     24,894,248
-------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 1.8%
Grupo Televisa S.A., ADR 3                          1,299,600        35,102,196
-------------------------------------------------------------------------------
                                                                     35,102,196
-------------------------------------------------------------------------------
REAL ESTATE -- 2.4%
MI Developments, Inc., Class A                      1,334,220        47,631,654
-------------------------------------------------------------------------------
                                                                     47,631,654
-------------------------------------------------------------------------------
RETAIL -- 1.4%
Ross Stores, Inc.                                     944,500        27,673,850
-------------------------------------------------------------------------------
                                                                     27,673,850
-------------------------------------------------------------------------------

See notes to Schedule of Investments on page 113.
The accompanying notes are an integral part of these financial statements.


112 | CALL 1-800-766-FUND

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 3.7%
Corrections Corp. of America 1                      1,651,570    $   74,700,511
-------------------------------------------------------------------------------
                                                                     74,700,511
-------------------------------------------------------------------------------
STEEL -- 3.0%
Allegheny Technologies, Inc.                          660,400        59,885,072
-------------------------------------------------------------------------------
                                                                     59,885,072
-------------------------------------------------------------------------------
TRANSPORTATION - MISCELLANEOUS -- 1.9%
Laidlaw International, Inc.                         1,269,610        38,634,232
-------------------------------------------------------------------------------
                                                                     38,634,232
-------------------------------------------------------------------------------
UTILITIES - CABLE TV & RADIO -- 3.0%
Comcast Corp. 1                                     1,424,070        60,280,883
-------------------------------------------------------------------------------
                                                                     60,280,883
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL -- 2.5%
PPL Corp.                                           1,384,800        49,631,232
-------------------------------------------------------------------------------
                                                                     49,631,232
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,353,032,081)                                             1,696,723,991
-------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
DEPOSITARY SECURITIES -- 6.2%
DIVERSIFIED FINANCIAL SERVICES -- 3.5%
KKR Private Equity Investors, L.P. 144A 7,9         3,083,700        70,464,095
-------------------------------------------------------------------------------
                                                                     70,464,095
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 2.7%
AP Alternative Assets, L.P. 144A 1,7,9              2,872,950        53,149,575
-------------------------------------------------------------------------------
                                                                     53,149,575
-------------------------------------------------------------------------------
TOTAL DEPOSITARY SECURITIES
(Cost $132,823,609)                                                 123,613,670
-------------------------------------------------------------------------------

DECEMBER 31, 2006                                      SHARES             VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE
DEFERRED COMPENSATION PLAN -- 0.0%
RS Emerging Growth Fund, Class A 10                       387    $       13,787
RS Global Natural Resources Fund, Class A 10            1,219            37,589
RS Growth Fund, Class A 10                                460             7,008
RS Investors Fund, Class A 10                           1,508            17,721
RS MidCap Opportunities Fund, Class A 10                  584             8,277
RS Partners Fund, Class A 10                            1,089            38,154
RS Smaller Company Growth Fund, Class A 10              1,294            27,311
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS
(Cost $146,399)                                                         149,847
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 91.0%
(Cost $1,486,002,089)                                             1,820,487,508
-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 9.0%                                           180,177,854
-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,000,665,362
-------------------------------------------------------------------------------

1     Non income-producing security.

2 Foreign-denominated security: CAD -- Canadian Dollar, EUR -- Euro Dollar, JPY -- Japanese Yen.

3     ADR -- American Depositary Receipt. GDR -- Global Depositary Receipt.

4     Fair value security. See 1a in Notes to Financial Statements.

5     Restricted security. See 5d in Notes to Financial Statements.

6     Affiliated issuer. See 3d in Notes to Financial Statements.

7 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities is as follows: RS Internet Age Fund(R) 3.0%, RS Investors Fund 6.4%, RS Partners Fund 6.7%, and RS Value Fund 6.2%. These securities have been deemed liquid by the investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

8     A portion of the security is held as collateral for short positions.

9     Restricted depositary units.

10 Investments in designated RS Mutual Funds under a deferred compensation plan adopted May 6, 2002 for disinterested Trustees.

      See 3b in Notes to Financial Statements.

11    Money Market Fund registered under the Investment Company Act of 1940.

      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 113

--------------------------------------------------------------------------------
FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006
All numbers in thousands except for Pricing of Shares section
--------------------------------------------------------------------------------

                                                                                                                                THE
                                                                 RS DIVERSIFIED       RS EMERGING                       INFORMATION
                                                                         GROWTH            GROWTH        RS GROWTH      AGE FUND(R)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                                            $      217,019   $       745,242   $      194,195   $       84,671
Investments in affiliated issuers, at value                                  --                --               --               --
Deposits with brokers for securities sold short                              --                --               --               --
Cash and cash equivalents                                                    --                --               --               --
Receivable for investments sold                                             423             2,232              738               --
Receivable for fund shares subscribed                                       148               130              141               44
Dividends/interest receivable                                               130               134              226               13
Prepaid expenses                                                              6                16                4                2
Other receivables                                                            --                --               --                8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                            217,726           747,754          195,304           84,738
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash due to broker                                                           --                --               --               --
Payable for investments purchased                                           439             2,784            1,878               --
Payable for fund shares redeemed                                          1,209             4,755            1,104               39
Payable to adviser                                                          187               608              133               73
Payable to distributor                                                       47               160               41               18
Deferred trustees' compensation                                             214               419               62               36
Accrued expenses/other liabilities                                          305               615              164               87
Securities sold short/written options                                        --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         2,401             9,341            3,382              253

TOTAL NET ASSETS                                                 $      215,325   $       738,413   $      191,922   $       84,485
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in Capital                                                         324,463         1,973,499          161,258           68,257
Accumulated undistributed net investment income/(loss)                     (214)             (419)              (7)             (35)
Accumulated net realized gain/(loss) from investments and
   securities sold short and options written, and translation
   of assets and liabilities in foreign currencies                     (132,309)       (1,374,728)           3,219            1,094
Net unrealized appreciation/(depreciation) on investments and securities sold short and options written, and translation
   of assets and liabilities in foreign currencies                       23,385           140,061           27,452           15,169
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $      215,325   $       738,413   $      191,922   $       84,485

INVESTMENTS, AT COST                                             $      193,634   $       605,181   $      166,743   $       69,502

PROCEEDS FROM SECURITIES SOLD SHORT                              $           --   $            --   $           --   $           --
------------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share,
   Class A                                                       $        24.13   $         35.66   $        15.25   $        15.88
Maximum offering price per share (100/95.25 of NAV)              $        25.33   $         37.44   $        16.01   $        16.67
Net Assets, Class A                                              $  215,325,448   $   738,413,462   $  191,915,186   $   84,485,359
Shares of beneficial interest outstanding with no par value,
   Class A                                                            8,922,881        20,709,894       12,587,091        5,320,214
Net Asset Value, offering, and redemption price per share,
   Class K                                                       $           --   $            --   $        15.25   $           --
Net Assets, Class K                                              $           --   $            --   $        6,508   $           --
Shares of beneficial interest outstanding with no par value,
   Class K                                                                   --                --              427               --
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


114 | CALL 1-800-766-FUND

                                                                                                      RS SMALLER          RS GLOBAL
                                                                    RS INTERNET        RS MIDCAP         COMPANY            NATURAL
                                                                    AGE FUND(R)    OPPORTUNITIES          GROWTH          RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                                            $       64,398   $      267,601   $     298,022   $      1,601,554
Investments in affiliated issuers, at value                                  --               --              --             15,348
Deposits with brokers for securities sold short                             584               --              --                 --
Cash and cash equivalents                                                    --               --              --                 --
Receivable for investments sold                                              --              675           1,676                 --
Receivable for fund shares subscribed                                     1,333              411           1,017              3,470
Dividends/interest receivable                                                 9               51              89              2,154
Prepaid expenses                                                              1                4               5                 37
Other receivables                                                            --               --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             66,325          268,742         300,809          1,622,563
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash due to broker                                                          114               --              --                 --
Payable for investments purchased                                            --               --             519              4,097
Payable for fund shares redeemed                                            144              459             249              4,646
Payable to adviser                                                           55              186             252              1,385
Payable to distributor                                                       14               58              64                358
Deferred trustees' compensation                                              23               45              53                144
Accrued expenses/other liabilities                                           80              185             193              1,318
Securities sold short/written options                                       715               --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         1,145              933           1,330             11,948

TOTAL NET ASSETS                                                 $       65,180   $      267,809   $     299,479   $      1,610,615
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in Capital                                                         171,069          238,520         258,194          1,318,868
Accumulated undistributed net investment income/(loss)                      (24)             (45)            (53)                51
Accumulated net realized gain/(loss) from investments and
   securities sold short and options written, and translation
   of assets and liabilities in foreign currencies                     (120,496)           2,450             140             (2,705)
Net unrealized appreciation/(depreciation) on investments and securities sold short and options written, and translation
   of assets and liabilities in foreign currencies                       14,631           26,884          41,198            294,401
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $       65,180   $      267,809   $     299,479   $      1,610,615

INVESTMENTS, AT COST                                             $       49,636   $      240,717   $     256,824   $      1,322,504

PROCEEDS FROM SECURITIES SOLD SHORT                              $          584   $           --   $          --   $             --
------------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share,
   Class A                                                       $         7.95   $        14.17   $       21.10   $          30.84
Maximum offering price per share (100/95.25 of NAV)              $         8.35   $        14.88   $       22.15   $          32.38
Net Assets, Class A                                              $   65,180,131   $  267,807,066   $ 299,479,243   $  1,610,612,011
Shares of beneficial interest outstanding with no par value,
   Class A                                                            8,201,646       18,903,120      14,193,364         52,231,296
Net Asset Value, offering, and redemption price per share,
   Class K                                                       $           --   $        14.16   $          --   $          30.84
Net Assets, Class K                                              $           --   $        1,821   $          --   $          3,369
Shares of beneficial interest outstanding with no par value,
   Class K                                                                   --              129              --                109
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   RS INVESTORS      RS PARTNERS           RS VALUE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                                                            $       64,337   $    1,849,149   $      1,820,487
Investments in affiliated issuers, at value                                                  --          458,074                 --
Deposits with brokers for securities sold short                                              --               --                 --
Cash and cash equivalents                                                                   775          232,754            190,031
Receivable for investments sold                                                              --               --                 --
Receivable for fund shares subscribed                                                        72           11,218              5,314
Dividends/interest receivable                                                                72            1,777              2,233
Prepaid expenses                                                                              1               44                 30
Other receivables                                                                            --               --                 --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             65,257        2,553,016          2,018,095
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash due to broker                                                                           --               --                 --
Payable for investments purchased                                                            --              709             10,721
Payable for fund shares redeemed                                                             --            2,306              3,544
Payable to adviser                                                                           55            1,968              1,439
Payable to distributor                                                                       14              546                423
Deferred trustees' compensation                                                               3              296                151
Accrued expenses/other liabilities                                                           56            1,658              1,152
Securities sold short/written options                                                        --               --                 --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           128            7,483             17,430

TOTAL NET ASSETS                                                                 $       65,129   $    2,545,533   $      2,000,665
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in Capital                                                                          57,776        2,037,739          1,640,760
Accumulated undistributed net investment income/(loss)                                       (5)             153               (175)
Accumulated net realized gain/(loss) from investments and
   securities sold short and options written, and translation
   of assets and liabilities in foreign currencies                                        1,411           33,019             25,595
Net unrealized appreciation/(depreciation) on investments and securities sold short and options written, and translation
   of assets and liabilities in foreign currencies                                        5,947          474,622            334,485
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                 $       65,129   $    2,545,533   $      2,000,665

INVESTMENTS, AT COST                                                             $       58,390   $    1,832,620   $      1,486,002

PROCEEDS FROM SECURITIES SOLD SHORT                                              $           --   $           --   $             --
------------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share,
   Class A                                                                       $        11.75   $        35.04   $          27.43
Maximum offering price per share (100/95.25 of NAV)                              $        12.34   $        36.79   $          28.80
Net Assets, Class A                                                              $   65,128,684   $2,532,085,866   $  2,000,665,245
Shares of beneficial interest outstanding with no par value,
   Class A                                                                            5,542,044       72,254,327         72,950,256
Net Asset Value, offering, and redemption price per share,
   Class K                                                                       $           --   $        35.05   $          27.43
Net Assets, Class K                                                              $           --   $   13,447,050   $            117
Shares of beneficial interest outstanding with no par value,
   Class K                                                                                   --          383,676                  4
------------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 115

--------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
All numbers in thousands
--------------------------------------------------------------------------------

                                                                                                                            THE
                                                                 RS DIVERSIFIED    RS EMERGING                      INFORMATION
                                                                         GROWTH         GROWTH       RS GROWTH      AGE FUND(R)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                      $             480   $      1,749   $         241   $          242
Dividends                                                                   386            782           2,625               65
Dividends, affiliated issuers                                                --             --              --               --
Withholding taxes on foreign dividends                                       (2)            (1)            (18)              --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     864          2,530           2,848              307
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  2,992          7,880           1,608              858
Distribution fees                                                           748          2,074             503              214
Transfer agent fees                                                         433            914             199              105
Custodian fees                                                               63            107              40               25
Accounting/administrative service fees                                      218            590             148               65
Shareholder reports                                                         289            664             123               66
Professional fees                                                            37             99              31               17
Registration fees                                                            42             39              25               22
Interest expense                                                              9             --               3               --
Trustees' fees and expenses                                                  36             75              16                8
Other expense                                                                73            166              24               18
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                            4,940         12,608           2,720            1,398
--------------------------------------------------------------------------------------------------------------------------------

Less: Expense waiver by adviser                                             (54)           (50)             (9)              (5)
Expense offsets and other waivers                                            --             --              --               --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                       4,886         12,558           2,711            1,393

NET INVESTMENT INCOME/(LOSS)                                             (4,022)       (10,028)            137           (1,086)
--------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES
   SOLD SHORT

Net realized gain/(loss) from investments and foreign
   currency transactions                                                 41,283        135,194          22,340           11,118
Net realized gain/(loss) from securities sold short                          --             --              --               --

Net change in unrealized appreciation/depreciation on
   investments and on translation of assets and liabilities
   in foreign currency                                                  (17,037)       (49,261)         (2,494)          (3,336)

Net change in unrealized appreciation/depreciation on
   securities sold short                                                     --             --              --               --
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                 24,246         85,933          19,846            7,782

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 $          20,224   $     75,905   $      19,983   $        6,696
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


116 | CALL 1-800-766-FUND

                                                                                                    RS SMALLER        RS GLOBAL
                                                                    RS INTERNET       RS MIDCAP        COMPANY          NATURAL
                                                                    AGE FUND(R)   OPPORTUNITIES         GROWTH        RESOURCES
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                          $         197   $         275   $      1,019   $       14,415
Dividends                                                                    19           1,030            664           20,310
Dividends, affiliated issuers                                                --              --             --               --
Withholding taxes on foreign dividends                                       (1)             (9)            --           (1,577)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     215           1,296          1,683           33,148
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                    737           2,171          2,903           19,111
Distribution fees                                                           184             638            726            4,778
Transfer agent fees                                                         118             148            137            1,756
Custodian fees                                                               18              54             67              447
Accounting/administrative service fees                                       49             187            211            1,241
Shareholder reports                                                          63             151            286            1,241
Professional fees                                                            14              39             42              247
Registration fees                                                            34              31             31              111
Interest expense                                                             --              --             --               --
Trustees' fees and expenses                                                   6              17             18              117
Other expense                                                                17              27             43              216
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                            1,240           3,463          4,464           29,265
--------------------------------------------------------------------------------------------------------------------------------

Less: Expense waiver by adviser                                              (4)           (139)           (56)            (790)
Expense offsets and other waivers                                            --              --             --               --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                       1,236           3,324          4,408           28,475

NET INVESTMENT INCOME/(LOSS)                                             (1,021)         (2,028)        (2,725)           4,673
--------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES
   SOLD SHORT

Net realized gain/(loss) from investments and foreign
   currency transactions                                                  7,493          24,254         14,366          209,768
Net realized gain/(loss) from securities sold short                        (125)             --             --               --

Net change in unrealized appreciation/depreciation on
   investments and on translation of assets and liabilities
   in foreign currency                                                   (5,837)           (994)        (1,202)         (98,773)

Net change in unrealized appreciation/depreciation on
   securities sold short                                                   (131)             --             --               --
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                  1,400          23,260         13,164          110,995

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 $             379   $      21,232   $     10,439   $      115,668
--------------------------------------------------------------------------------------------------------------------------------

                                                                                RS INVESTORS        RS PARTNERS        RS VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                   $             163   $         19,249   $      10,116
Dividends                                                                                683             18,771          15,713
Dividends, affiliated issuers                                                             --              5,509              --
Withholding taxes on foreign dividends                                                   (11)              (530)           (715)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                  835             42,999          25,114
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                 639             24,180          15,060
Distribution fees                                                                        160              6,056           4,430
Transfer agent fees                                                                       57              2,397           1,509
Custodian fees                                                                            23                307             250
Accounting/administrative service fees                                                    34              1,393           1,197
Shareholder reports                                                                       37              1,603           1,147
Professional fees                                                                          5                289             223
Registration fees                                                                         50                108              98
Interest expense                                                                           1                 --              --
Trustees' fees and expenses                                                                4                153             110
Other expense                                                                             12                297             197
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                         1,022             36,783          24,221
--------------------------------------------------------------------------------------------------------------------------------

Less: Expense waiver by adviser                                                           (3)              (746)            (87)
Expense offsets and other waivers                                                        (33)                --              --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                      986             36,037          24,134

NET INVESTMENT INCOME/(LOSS)                                                           (151)              6,962             980
--------------------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES
   SOLD SHORT

Net realized gain/(loss) from investments and foreign
   currency transactions                                                               4,367            176,119         142,992

Net realized gain/(loss) from securities sold short                                       --                 --              --

Net change in unrealized appreciation/depreciation on
   investments and on translation of assets and liabilities
   in foreign currency                                                                 4,881             61,767         129,648

Net change in unrealized appreciation/depreciation on
   securities sold short                                                                  --                 --              --
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                               9,248            242,752         272,640

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                              $           9,097   $        244,848   $     273,620
--------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 117

--------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands
--------------------------------------------------------------------------------

                                                                      RS DIVERSIFIED GROWTH              RS EMERGING GROWTH

                                                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                                 ENDED 12/31/06   ENDED 12/31/05   ENDED 12/31/06   ENDED 12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                     $       (4,022)  $       (8,183)  $      (10,028)  $      (14,182)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                          41,283          102,939          135,194          161,480
Net realized gain/(loss) from securities sold short                          --               --               --               --
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currency                                                     (17,037)        (125,166)         (49,261)        (163,813)
Net change in unrealized appreciation/(depreciation) on
   securities sold short                                                     --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             20,224          (30,410)          75,905          (16,515)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Class A                                                                   --               --               --               --
   Class K                                                                   --               --               --               --
Realized gain on investments and securities sold short
   Class A                                                                   --               --               --               --
   Class K                                                                   --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                            44,770          143,700           82,317          106,509
Reinvestment of distributions                                                --               --               --               --
Cost of shares redeemed                                                (235,547)        (681,223)        (350,105)        (559,476)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                           (190,777)        (537,523)        (267,788)        (452,967)

NET INCREASE/(DECREASE) IN NET ASSETS                                  (170,553)        (567,933)        (191,883)        (469,482)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                     385,878          953,811          930,296        1,399,778
End of Period                                                    $      215,325   $      385,878   $      738,413   $      930,296
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS                                                    $           --   $           --   $           --   $           --

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET
   ASSETS                                                        $         (214)  $           --   $         (419)  $           --
-----------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:

SHARES

Sold                                                                      1,969            6,697            2,387            3,473
Reinvested                                                                   --               --               --               --
Redeemed                                                                (10,327)         (31,447)         (10,232)         (18,175)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                  (8,358)         (24,750)          (7,845)         (14,702)
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


118 | CALL 1-800-766-FUND

                                                                             RS GROWTH               THE INFORMATION AGE FUND(R)

                                                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                                 ENDED 12/31/06   ENDED 12/31/05   ENDED 12/31/06   ENDED 12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                     $          137   $         (381)  $       (1,086)  $       (1,468)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                          22,340           30,524           11,118           20,546
Net realized gain/(loss) from securities sold short                          --               --               --               --
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currency                                                      (2,494)          (8,500)          (3,336)         (20,877)
Net change in unrealized appreciation/(depreciation) on
   securities sold short                                                     --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             19,983           21,643            6,696           (1,799)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Class A                                                                  (91)              --               --               --
   Class K                                                                   --               --               --               --
Realized gain on investments and securities sold short
   Class A                                                              (26,037)         (30,785)          (8,895)              --
   Class K                                                                   --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     (26,128)         (30,785)          (8,895)              --
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                            16,787            9,797           20,728           11,564
Reinvestment of distributions                                            25,246           30,108            8,398               --
Cost of shares redeemed                                                 (50,703)         (41,531)         (32,427)         (52,231)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                             (8,670)          (1,626)          (3,301)         (40,667)

NET INCREASE/(DECREASE) IN NET ASSETS                                   (14,815)         (10,768)          (5,500)         (42,466)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                     206,737          217,505           89,985          132,451
End of Period                                                    $      191,922   $      206,737   $       84,485   $       89,985
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS                                                    $           --   $           --   $           --   $           --

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET
   ASSETS                                                        $           (7)  $           --   $          (35)  $           --
-----------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:

SHARES

Sold                                                                      1,021              574            1,247              768
Reinvested                                                                1,637            1,896              527               --
Redeemed                                                                 (3,113)          (2,479)          (1,957)          (3,533)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                    (455)              (9)            (183)          (2,765)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     RS INTERNET AGE FUND(R)

                                                                   FOR THE YEAR     FOR THE YEAR
                                                                 ENDED 12/31/06   ENDED 12/31/05
-------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                     $       (1,021)  $       (1,290)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                           7,493           17,552
Net realized gain/(loss) from securities sold short                        (125)              --
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currency                                                      (5,837)         (12,635)
Net change in unrealized appreciation/(depreciation) on
   securities sold short                                                   (131)              --
-------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                379            3,627
-------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Class A                                                                   --               --
   Class K                                                                   --               --
Realized gain on investments and securities sold short
   Class A                                                                   --               --
   Class K                                                                   --               --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          --               --
-------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                            12,665           13,916
Reinvestment of distributions                                                --               --
Cost of shares redeemed                                                 (33,070)         (38,704)
-------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                            (20,405)         (24,788)

NET INCREASE/(DECREASE) IN NET ASSETS                                   (20,026)         (21,161)
-------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                      85,206          106,367
End of Period                                                    $       65,180   $       85,206
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS                                                    $           --   $           --

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET
   ASSETS                                                        $          (24)  $           --
-------------------------------------------------------------------------------------------------

OTHER INFORMATION:

SHARES

Sold                                                                      1,626            1,962
Reinvested                                                                   --               --
Redeemed                                                                 (4,408)          (5,762)
-------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                  (2,782)          (3,800)
-------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 119

--------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
All numbers in thousands
--------------------------------------------------------------------------------

                                                                     RS MIDCAP OPPORTUNITIES          RS SMALLER COMPANY GROWTH

                                                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                                 ENDED 12/31/06   ENDED 12/31/05   ENDED 12/31/06   ENDED 12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                     $       (2,028)  $       (1,553)  $       (2,725)  $       (2,567)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                          24,254           23,686           14,366           21,889
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currency                                                        (994)          (3,526)          (1,202)          (5,157)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             21,232           18,607           10,439           14,165
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Class A                                                                   --               --               --               --
   Class K                                                                   --               --               --               --
Realized gain on investments and securities sold short
   Class A                                                               (8,091)              --          (13,476)         (29,687)
   Class K                                                                   --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                      (8,091)              --          (13,476)         (29,687)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                            75,224           29,764          147,088          115,300
Proceeds from shares issued upon merger                                      --               --               --               --
Reinvestment of distributions                                             7,755               --           12,199           28,031
Cost of shares redeemed                                                 (47,082)         (38,154)         (98,900)         (99,447)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                             35,897           (8,390)          60,387           43,884

NET INCREASE/(DECREASE) IN NET ASSETS                                    49,038           10,217           57,350           28,362
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                     218,771          208,554          242,129          213,767
End of Period                                                    $      267,809   $      218,771   $      299,479   $      242,129
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS                                                    $           --   $           --   $           --   $           --

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN
   NET ASSETS                                                    $          (45)  $           --   $          (53)  $           --
-----------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:

SHARES

Sold                                                                      5,303            2,400            6,753            5,207
Issued upon merger                                                           --               --               --               --
Reinvested                                                                  535               --              579            1,312
Redeemed                                                                 (3,328)          (3,135)          (4,610)          (4,520)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                   2,510             (735)           2,722            1,999
-----------------------------------------------------------------------------------------------------------------------------------

* For the period November 15, 2005 (commencement of operations) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.


120 | CALL 1-800-766-FUND

                                                                   RS GLOBAL NATURAL RESOURCES               RS INVESTORS

                                                                   FOR THE YEAR     FOR THE YEAR     FOR THE YEAR    FOR THE PERIOD
                                                                 ENDED 12/31/06   ENDED 12/31/05   ENDED 12/31/06   ENDED 12/31/05*
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                     $        4,673   $       11,345   $         (151)  $           (70)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                         209,768          107,495            4,367                 5
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currency                                                     (98,773)         297,986            4,881             1,066
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                            115,668          416,826            9,097             1,001
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Class A                                                              (17,489)         (33,165)              --                --
   Class K                                                                   --               --               --                --
Realized gain on investments and securities sold short
   Class A                                                             (202,075)         (89,208)          (2,797)               --
   Class K                                                                   --               --               --                --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (219,564)        (122,373)          (2,797)               --
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                           760,366        1,101,253           54,306            48,571
Proceeds from shares issued upon merger                                      --               --               --                --
Reinvestment of distributions                                           194,902          113,926            2,394                --
Cost of shares redeemed                                                (955,939)        (422,962)         (47,334)             (109)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                               (671)         792,217            9,366            48,462

NET INCREASE/(DECREASE) IN NET ASSETS                                  (104,567)       1,086,670           15,666            49,463
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                   1,715,182          628,512           49,463                --
End of Period                                                    $    1,610,615   $    1,715,182   $       65,129   $        49,463
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS                                                    $           --   $      (25,015)  $           --   $            --

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN
   NET ASSETS                                                    $           51   $           --   $           (5)  $           (12)
------------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:

SHARES

Sold                                                                     21,453           38,196            4,930             4,749
Issued upon merger                                                           --               --               --                --
Reinvested                                                                6,056            3,462              201                --
Redeemed                                                                (27,808)         (14,554)          (4,327)              (10)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                    (299)          27,104              804             4,739
------------------------------------------------------------------------------------------------------------------------------------

                                                                          RS PARTNERS                        RS VALUE

                                                                   FOR THE YEAR    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                                 ENDED 12/31/06  ENDED 12/31/05   ENDED 12/31/06   ENDED 12/31/05
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                     $        6,962  $            8   $          980   $       (1,664)
Net realized gain/(loss) from investments and foreign currency
   transactions                                                         176,119         203,558          142,992           19,886
Net change in unrealized appreciation/(depreciation) on
   investments and on translation of assets and liabilities in
   foreign currency                                                      61,767           7,178          129,648          113,963
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                            244,848         210,744          273,620          132,185
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Class A                                                               (6,005)             --          (21,838)            (422)
   Class K                                                                  (23)             --               --               --
Realized gain on investments and securities sold short
   Class A                                                             (110,156)       (334,320)         (58,242)              --
   Class K                                                                 (583)             --               --               --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (116,767)       (334,320)         (80,080)            (422)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                           940,707         558,957          920,348        1,176,672
Proceeds from shares issued upon merger                                  47,127              --               --               --
Reinvestment of distributions                                           108,201         317,496           67,888              396
Cost of shares redeemed                                                (842,990)       (632,927)        (777,428)        (341,100)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                            253,045         243,526          210,808          835,968

NET INCREASE/(DECREASE) IN NET ASSETS                                   381,126         119,950          404,348          967,731
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                   2,164,407       2,044,457        1,596,317          628,586
End of Period                                                    $    2,545,533  $    2,164,407   $    2,000,665   $    1,596,317
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN
   NET ASSETS                                                    $           --  $         (110)  $           --   $       (4,867)

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN
   NET ASSETS                                                    $          153  $           --   $         (175)  $           --
----------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:

SHARES

Sold                                                                     26,952          15,258           35,556           51,143
Issued upon merger                                                        1,345              --               --               --
Reinvested                                                                3,054           9,583            2,469               16
Redeemed                                                                (24,282)        (18,073)         (30,093)         (14,720)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                   7,069           6,768            7,932           36,439
----------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 121

--------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF EACH FUND'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        DISTRIBUTIONS  DISTRIBUTIONS
                          NET ASSET VALUE,                    NET REALIZED                   FROM NET       FROM NET
                                 BEGINNING  NET INVESTMENT  AND UNREALIZED       TOTAL     INVESTMENT       REALIZED          TOTAL
                                 OF PERIOD   INCOME/(LOSS)     GAIN/(LOSS)  OPERATIONS         INCOME  CAPITAL GAINS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH
(CLASS A)
Year Ended 12/31/06       $          22.33  $        (0.45) $         2.25  $     1.80  $          --  $          --  $          --
Year Ended 12/31/05                  22.69           (0.47)           0.11       (0.36)            --             --             --
Year Ended 12/31/04                  22.36           (0.29)           0.62        0.33             --             --             --
Year Ended 12/31/03                  14.16           (0.14)           8.34        8.20             --             --             --
Year Ended 12/31/02                  23.26           (0.19)          (8.91)      (9.10)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
(CLASS A)
Year Ended 12/31/06       $          32.58  $        (0.48) $         3.56  $     3.08  $          --  $          --  $          --
Year Ended 12/31/05                  32.36           (0.50)           0.72        0.22             --             --             --
Year Ended 12/31/04                  28.10           (0.50)           4.76        4.26             --             --             --
Year Ended 12/31/03                  19.15           (0.35)           9.30        8.95             --             --             --
Year Ended 12/31/02                  32.00           (0.34)         (12.51)     (12.85)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

RS GROWTH (CLASS A)
Year Ended 12/31/06       $          15.85  $         0.01  $         1.73  $     1.74  $       (0.01) $       (2.33) $       (2.34)
Year Ended 12/31/05                  16.66           (0.03)           1.92        1.89             --          (2.70)         (2.70)
Year Ended 12/31/04                  17.32           (0.09)           2.07        1.98             --          (2.64)         (2.64)
Year Ended 12/31/03                  12.37           (0.12)           5.57        5.45             --          (0.50)         (0.50)
Year Ended 12/31/02                  17.07           (0.15)          (4.55)      (4.70)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

RS GROWTH (CLASS K)
Period From 11/27/06 to
   12/31/06 1             $          17.43  $         0.01  $         0.15  $     0.16  $       (0.01) $       (2.33) $       (2.34)
------------------------------------------------------------------------------------------------------------------------------------

THE INFORMATION AGE
FUND(R) (CLASS A)
Year Ended 12/31/06       $          16.35  $        (0.20) $         1.55  $     1.35  $          --  $       (1.82) $       (1.82)
Year Ended 12/31/05                  16.02           (0.27)           0.60        0.33             --             --             --
Year Ended 12/31/04                  14.93           (0.30)           1.39        1.09             --             --             --
Year Ended 12/31/03                   7.55           (0.14)           7.52        7.38             --             --             --
Year Ended 12/31/02                  14.53           (0.18)          (6.80)      (6.98)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

See notes to Financial Highlights on page 127.
The accompanying notes are an integral part of these financial statements.


122 | CALL 1-800-766-FUND

                                                                                            NET RATIO OF
                                              NET ASSET                                      EXPENSES TO
                                          VALUE, END OF                   NET ASSETS, END    AVERAGE NET
                                                 PERIOD   TOTAL RETURN   OF PERIOD (000S)       ASSETS 2
---------------------------------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH
(CLASS A)
Year Ended 12/31/06                       $       24.13           8.06%  $        215,325           1.64%
Year Ended 12/31/05                               22.33          (1.59)%          385,878           1.63%
Year Ended 12/31/04                               22.69           1.48%           953,811           1.58%
Year Ended 12/31/03                               22.36          57.91%         1,089,598           1.48%
Year Ended 12/31/02                               14.16         (39.12)%          570,814           1.50%
---------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
(CLASS A)
Year Ended 12/31/06                       $       35.66           9.45%  $        738,413           1.51%
Year Ended 12/31/05                               32.58           0.68%           930,296           1.54%
Year Ended 12/31/04                               32.36          15.16%         1,399,778           1.59%
Year Ended 12/31/03                               28.10          46.74%         1,613,299           1.49%
Year Ended 12/31/02                               19.15         (40.16)%        1,307,774           1.53%
---------------------------------------------------------------------------------------------------------

RS GROWTH (CLASS A)
Year Ended 12/31/06                       $       15.25          10.79%  $        191,915           1.35%
Year Ended 12/31/05                               15.85          11.32%           206,737           1.37%
Year Ended 12/31/04                               16.66          11.95%           217,505           1.49%
Year Ended 12/31/03                               17.32          44.24%           223,726           1.58%
Year Ended 12/31/02                               12.37         (27.53)%          170,431           1.62%
---------------------------------------------------------------------------------------------------------

RS GROWTH (CLASS K)
Period From 11/27/06 to
   12/31/06 1                             $       15.25           0.73%  $              7           1.62%
---------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
(CLASS A)
Year Ended 12/31/06                       $       15.88           8.19%  $         84,485           1.62%
Year Ended 12/31/05                               16.35           2.06%            89,985           1.62%
Year Ended 12/31/04                               16.02           7.30%           132,451           1.62%
Year Ended 12/31/03                               14.93          97.75%           241,956           1.57%
Year Ended 12/31/02                                7.55         (48.04)%           50,354           1.74%
---------------------------------------------------------------------------------------------------------

                                          GROSS RATIO OF      NET RATIO OF NET    GROSS RATIO OF NET
                                             EXPENSES TO    INVESTMENT INCOME/    INVESTMENT INCOME/
                                             AVERAGE NET     (LOSS) TO AVERAGE     (LOSS) TO AVERAGE       PORTFOLIO
                                                  ASSETS          NET ASSETS 2            NET ASSETS   TURNOVER RATE
---------------------------------------------------------------------------------------------------------------------
RS DIVERSIFIED GROWTH
(CLASS A)
Year Ended 12/31/06                                 1.65%                (1.35)%               (1.36)%           195%
Year Ended 12/31/05                                 1.64%                (1.25)%               (1.26)%           184%
Year Ended 12/31/04                                 1.62%                (1.23)%               (1.27)%           230%
Year Ended 12/31/03                                 1.63%                (0.92)%               (1.07)%           305%
Year Ended 12/31/02                                 1.69%                (1.11)%               (1.30)%           223%
---------------------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
(CLASS A)
Year Ended 12/31/06                                 1.52%                (1.21)%               (1.22)%           129%
Year Ended 12/31/05                                 1.54%                (1.32)%               (1.32)%            95%
Year Ended 12/31/04                                 1.61%                (1.47)%               (1.49)%           156%
Year Ended 12/31/03                                 1.61%                (1.39)%               (1.51)%           190%
Year Ended 12/31/02                                 1.68%                (1.35)%               (1.50)%           166%
---------------------------------------------------------------------------------------------------------------------

RS GROWTH (CLASS A)
Year Ended 12/31/06                                 1.35%                 0.07%                 0.07%            180%
Year Ended 12/31/05                                 1.37%                (0.19)%               (0.19)%           159%
Year Ended 12/31/04                                 1.69%                (0.55)%               (0.75)%           163%
Year Ended 12/31/03                                 1.65%                (0.81)%               (0.88)%           262%
Year Ended 12/31/02                                 1.67%                (0.87)%               (0.92)%           346%
---------------------------------------------------------------------------------------------------------------------

RS GROWTH (CLASS K)
Period From 11/27/06 to
   12/31/06 1                                       1.62%                 0.26%                 0.26%            180%
---------------------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
(CLASS A)
Year Ended 12/31/06                                 1.63%                (1.26)%               (1.27)%           178%
Year Ended 12/31/05                                 1.62%                (1.54)%               (1.54)%           141%
Year Ended 12/31/04                                 1.64%                (1.47)%               (1.49)%           143%
Year Ended 12/31/03                                 1.67%                (1.52)%               (1.62)%           194%
Year Ended 12/31/02                                 1.80%                (1.59)%               (1.65)%           219%
---------------------------------------------------------------------------------------------------------------------

                                  See notes to Financial Highlights on page 127.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 123

--------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                             NET ASSET                                                 DISTRIBUTIONS  DISTRIBUTIONS
                                VALUE,                     NET REALIZED                     FROM NET       FROM NET
                             BEGINNING  NET INVESTMENT   AND UNREALIZED        TOTAL      INVESTMENT       REALIZED          TOTAL
                             OF PERIOD   INCOME/(LOSS)      GAIN/(LOSS)   OPERATIONS          INCOME  CAPITAL GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
RS INTERNET AGE FUND(R)
(CLASS A)
Year Ended 12/31/06          $    7.76  $        (0.12)  $         0.31   $     0.19   $          --  $          --  $          --
Year Ended 12/31/05               7.19           (0.12)            0.69         0.57              --             --             --
Year Ended 12/31/04               6.58           (0.13)            0.74         0.61              --             --             --
Year Ended 12/31/03               3.27           (0.07)            3.38         3.31              --             --             --
Year Ended 12/31/02               5.76           (0.08)           (2.41)       (2.49)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES
(CLASS A)
Year Ended 12/31/06          $   13.34  $        (0.11)  $         1.38   $     1.27   $          --  $       (0.44) $       (0.44)
Year Ended 12/31/05              12.18           (0.09)            1.25         1.16              --             --             --
Year Ended 12/31/04              10.84           (0.08)            1.42         1.34              --             --             --
Year Ended 12/31/03               7.30           (0.06)            3.60         3.54              --             --             --
Year Ended 12/31/02               9.92           (0.06)           (2.56)       (2.62)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES
(CLASS K)
Period From 12/4/06
   to 12/31/06 1             $   15.09  $        (0.01)  $        (0.48)  $    (0.49)  $          --  $       (0.44) $       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
(CLASS A)
Year Ended 12/31/06          $   21.11  $        (0.19)  $         1.17   $     0.98   $          --  $       (0.99) $       (0.99)
Year Ended 12/31/05              22.57           (0.22)            1.78         1.56              --          (3.02)         (3.02)
Year Ended 12/31/04              20.58           (0.28)            3.39         3.11              --          (1.12)         (1.12)
Year Ended 12/31/03              12.79           (0.23)            8.02         7.79              --             --             --
Year Ended 12/31/02              21.78           (0.20)           (8.30)       (8.50)             --          (0.49)         (0.49)
-----------------------------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
(CLASS A)
Year Ended 12/31/06          $   32.65  $         0.12   $         2.72   $     2.84   $       (0.37)        $(4.28) $       (4.65)
Year Ended 12/31/05              24.72            0.32            10.14        10.46           (0.69)         (1.84)         (2.53)
Year Ended 12/31/04              19.23           (0.02)            6.58         6.56           (0.04)         (1.03)         (1.07)
Year Ended 12/31/03              13.53           (0.01)            5.71         5.70              --             --             --
Year Ended 12/31/02              11.56           (0.06)            2.03         1.97              --             --             --
-----------------------------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
(CLASS K)
Period From 12/4/06
   to 12/31/06 1             $   37.05  $         0.04   $        (1.61)  $    (1.57)  $       (0.36) $       (4.28) $       (4.64)
-----------------------------------------------------------------------------------------------------------------------------------

See notes to Financial Highlights on page 127.
The accompanying notes are an integral part of these financial statements.


124 | CALL 1-800-766-FUND

                                                                                NET RATIO OF   GROSS RATIO OF
                                  NET ASSET                                      EXPENSES TO      EXPENSES TO
                              VALUE, END OF                   NET ASSETS, END    AVERAGE NET      AVERAGE NET
                                     PERIOD   TOTAL RETURN   OF PERIOD (000S)       ASSETS 2           ASSETS
--------------------------------------------------------------------------------------------------------------
RS INTERNET AGE FUND(R)
(CLASS A)
Year Ended 12/31/06           $        7.95           2.45%  $         65,180           1.68%            1.68%
Year Ended 12/31/05                    7.76           7.93%            85,206           1.69%            1.69%
Year Ended 12/31/04                    7.19           9.27%           106,367           1.70%            1.72%
Year Ended 12/31/03                    6.58         101.22%           125,968           1.82%            1.95%
Year Ended 12/31/02                    3.27         (43.23)%           35,059           2.08%            2.31%
--------------------------------------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES
(CLASS A)
Year Ended 12/31/06           $       14.17           9.43%  $        267,807           1.30%            1.36%
Year Ended 12/31/05                   13.34           9.52%           218,771           1.34%            1.39%
Year Ended 12/31/04                   12.18          12.36%           208,554           1.49%            1.64%
Year Ended 12/31/03                   10.84          48.49%           141,147           1.53%            1.63%
Year Ended 12/31/02                    7.30         (26.41)%           88,507           1.53%            1.67%
--------------------------------------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES
(CLASS K)
Period From 12/4/06
   to 12/31/06 1              $       14.16          (3.32)% $              2           1.50%            1.53%
--------------------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
(CLASS A)
Year Ended 12/31/06           $       21.10           4.62%  $        299,479           1.52%            1.54%
Year Ended 12/31/05                   21.11           6.74%           242,129           1.55%            1.56%
Year Ended 12/31/04                   22.57          15.38%           213,767           1.59%            1.60%
Year Ended 12/31/03                   20.58          60.91%           200,147           1.73%            1.83%
Year Ended 12/31/02                   12.79         (39.07)%          109,341           1.81%            1.95%
--------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
(CLASS A)
Year Ended 12/31/06           $       30.84           8.11%  $      1,610,612           1.49%            1.53%
Year Ended 12/31/05                   32.65          42.23%         1,715,182           1.49%            1.56%
Year Ended 12/31/04                   24.72          34.43%           628,512           1.50%            1.59%
Year Ended 12/31/03                   19.23          42.13%           142,476           1.69%            1.76%
Year Ended 12/31/02                   13.53          17.04%            38,763           1.77%            1.86%
--------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
(CLASS K)
Period From 12/4/06
   to 12/31/06 1              $       30.84          (4.76)% $              3           1.75%            1.75%
--------------------------------------------------------------------------------------------------------------

                                NET RATIO OF NET   GROSS RATIO OF NET
                              INVESTMENT INCOME/   INVESTMENT INCOME/
                               (LOSS) TO AVERAGE    (LOSS) TO AVERAGE       PORTFOLIO
                                    NET ASSETS 2           NET ASSETS   TURNOVER RATE
--------------------------------------------------------------------------------------
RS INTERNET AGE FUND(R)
(CLASS A)
Year Ended 12/31/06                        (1.39)%              (1.39)%           111%
Year Ended 12/31/05                        (1.60)%              (1.60)%           129%
Year Ended 12/31/04                        (1.67)%              (1.69)%           139%
Year Ended 12/31/03                        (1.77)%              (1.90)%           208%
Year Ended 12/31/02                        (1.96)%              (2.19)%           203%
--------------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES
(CLASS A)
Year Ended 12/31/06                        (0.79)%              (0.85)%           214%
Year Ended 12/31/05                        (0.77)%              (0.82)%           207%
Year Ended 12/31/04                        (0.88)%              (1.03)%           184%
Year Ended 12/31/03                        (0.76)%              (0.86)%           253%
Year Ended 12/31/02                        (0.60)%              (0.74)%           401%
--------------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES
(CLASS K)
Period From 12/4/06
   to 12/31/06 1                           (1.10)%              (1.13)%           214%
--------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
(CLASS A)
Year Ended 12/31/06                        (0.94)%              (0.96)%           151%
Year Ended 12/31/05                        (1.20)%              (1.21)%           122%
Year Ended 12/31/04                        (1.31)%              (1.32)%           163%
Year Ended 12/31/03                        (1.57)%              (1.67)%           220%
Year Ended 12/31/02                        (1.52)%              (1.66)%           128%
--------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
(CLASS A)
Year Ended 12/31/06                         0.24%                0.20%             62%
Year Ended 12/31/05                         0.95%                0.88%             62%
Year Ended 12/31/04                        (0.18)%              (0.27)%            97%
Year Ended 12/31/03                        (0.13)%              (0.20)%           117%
Year Ended 12/31/02                        (0.55)%              (0.64)%           159%
--------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
(CLASS K)
Period From 12/4/06
   to 12/31/06 1                           (0.23)%              (0.23)%            62%
--------------------------------------------------------------------------------------

                                  See notes to Financial Highlights on page 127.
      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 125

--------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                        DISTRIBUTIONS  DISTRIBUTIONS
                       NET ASSET VALUE,                      NET REALIZED                    FROM NET       FROM NET
                              BEGINNING  NET INVESTMENT    AND UNREALIZED        TOTAL     INVESTMENT       REALIZED          TOTAL
                              OF PERIOD   INCOME/(LOSS)       GAIN/(LOSS)   OPERATIONS         INCOME  CAPITAL GAINS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
RS INVESTORS
(CLASS A)
Year Ended 12/31/06    $          10.44  $        (0.03)  $          1.87   $     1.84  $          --  $       (0.53) $       (0.53)
Period From 11/15/05
   to 12/31/05 1                  10.00           (0.01)             0.45         0.44             --             --             --
------------------------------------------------------------------------------------------------------------------------------------

RS PARTNERS
(CLASS A)
Year Ended 12/31/06    $          33.01  $         0.10   $          3.61   $     3.71  $       (0.09) $       (1.59) $       (1.68)
Year Ended 12/31/05               34.77              --              4.17         4.17             --          (5.93)         (5.93)
Year Ended 12/31/04               27.70           (0.14)             8.89         8.75             --          (1.68)         (1.68)
Year Ended 12/31/03               17.82            0.06             11.54        11.60          (0.02)         (1.70)         (1.72)
Year Ended 12/31/02               17.67           (0.11)             0.33         0.22             --          (0.07)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------

RS PARTNERS (CLASS K)
Period From 10/13/06
   to 12/31/06 1       $          35.04  $           --   $          1.67   $     1.67  $       (0.06) $       (1.60) $       (1.66)
------------------------------------------------------------------------------------------------------------------------------------

RS VALUE (CLASS A)
Year Ended 12/31/06    $          24.55  $         0.03   $          3.99   $     4.02  $       (0.31) $       (0.83) $       (1.14)
Year Ended 12/31/05               21.99            0.03              2.54         2.57          (0.01)            --          (0.01)
Year Ended 12/31/04               17.03           (0.09)             5.08         4.99          (0.03)            --          (0.03)
Year Ended 12/31/03               10.26            0.04              6.73         6.77             --             --             --
Year Ended 12/31/02               10.12           (0.05)             0.19         0.14             --             --             --
------------------------------------------------------------------------------------------------------------------------------------

RS VALUE (CLASS K)
Period From 12/4/06
   to 12/31/06 1       $          28.58  $         0.02   $         (0.04)  $    (0.02) $       (0.30) $       (0.83) $       (1.13)
------------------------------------------------------------------------------------------------------------------------------------

See notes to Financial Highlights on page 127.
The accompanying notes are an integral part of these financial statements.


126 | CALL 1-800-766-FUND

                                                                          NET RATIO OF   GROSS RATIO OF
                            NET ASSET                                      EXPENSES TO      EXPENSES TO
                        VALUE, END OF                   NET ASSETS, END    AVERAGE NET      AVERAGE NET
                               PERIOD   TOTAL RETURN   OF PERIOD (000S)       ASSETS 2           ASSETS
--------------------------------------------------------------------------------------------------------
RS INVESTORS
(CLASS A)
Year Ended 12/31/06     $       11.75          17.55%  $         65,129           1.54%            1.60%
Period From 11/15/05
   to 12/31/05 1                10.44           4.40%            49,463           3.74%            3.77%
--------------------------------------------------------------------------------------------------------

RS PARTNERS
(CLASS A)
Year Ended 12/31/06     $       35.04          11.19%  $      2,532,086           1.49%            1.52%
Year Ended 12/31/05             33.01          11.94%         2,164,407           1.48%            1.52%
Year Ended 12/31/04             34.77          31.81%         2,044,457           1.49%            1.64%
Year Ended 12/31/03             27.70          65.63%           852,615           1.54%            1.60%
Year Ended 12/31/02             17.82           1.23%           113,467           1.88%            1.97%
--------------------------------------------------------------------------------------------------------

RS PARTNERS (CLASS K)
Period From 10/13/06
   to 12/31/06 1        $       35.05           4.71%  $         13,447           1.82%            1.86%
--------------------------------------------------------------------------------------------------------

RS VALUE (CLASS A)
Year Ended 12/31/06     $       27.43          16.37%  $      2,000,665           1.36%            1.37%
Year Ended 12/31/05             24.55          11.67%         1,596,317           1.39%            1.39%
Year Ended 12/31/04             21.99          29.31%           628,586           1.49%            1.63%
Year Ended 12/31/03             17.03          65.98%           373,791           1.54%            1.69%
Year Ended 12/31/02             10.26           1.38%            57,916           1.67%            1.74%
--------------------------------------------------------------------------------------------------------

RS VALUE (CLASS K)
Period From 12/4/06
   to 12/31/06 1        $       27.43          (0.06)% $             --           1.28%            1.28%
--------------------------------------------------------------------------------------------------------

                           NET RATIO OF NET    GROSS RATIO OF NET
                         INVESTMENT INCOME/    INVESTMENT INCOME/
                          (LOSS) TO AVERAGE     (LOSS) TO AVERAGE        PORTFOLIO
                               NET ASSETS 2            NET ASSETS    TURNOVER RATE
-----------------------------------------------------------------------------------
RS INVESTORS
(CLASS A)
Year Ended 12/31/06                   (0.23)%               (0.29)%            116%
Period From 11/15/05
   to 12/31/05 1                      (1.66)%               (1.69)%              5%
-----------------------------------------------------------------------------------

RS PARTNERS
(CLASS A)
Year Ended 12/31/06                    0.29%                 0.26%              60%
Year Ended 12/31/05                      --%                (0.04)%             77%
Year Ended 12/31/04                   (0.59)%               (0.74)%            108%
Year Ended 12/31/03                    0.27%                 0.21%              97%
Year Ended 12/31/02                   (0.90)%               (0.99)%            166%
-----------------------------------------------------------------------------------

RS PARTNERS (CLASS K)
Period From 10/13/06
   to 12/31/06 1                      (0.03)%               (0.07)%             60%
-----------------------------------------------------------------------------------

RS VALUE (CLASS A)
Year Ended 12/31/06                    0.06%                 0.05%              72%
Year Ended 12/31/05                   (0.15)%               (0.15)%             83%
Year Ended 12/31/04                   (0.65)%               (0.79)%            147%
Year Ended 12/31/03                    0.54%                 0.39%             129%
Year Ended 12/31/02                   (0.40)%               (0.47)%            125%
-----------------------------------------------------------------------------------

RS VALUE (CLASS K)
Period From 12/4/06
   to 12/31/06 1                       0.35%                 0.35%              72%
-----------------------------------------------------------------------------------

Distributions reflect actual per-share amounts distributed for the period.

1 Commencement of operations. Ratios have been annualized, except for total return and portfolio turnover rate.

2 Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and offsets for securities lending fees.

      The accompanying notes are an integral part of these financial statements.


                                                     WWW.RSINVESTMENTS.COM | 127

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is currently comprised of 23 series. These financial statements describe 11 portfolios offered by the Trust: RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund (each a "Fund," collectively the "Funds"). All of the Funds are registered as diversified funds, other than RS Investors Fund and RS Partners Fund, which are registered as nondiversified funds.

Effective October 9, 2006, the Funds offer two classes of shares, Class A and K shares. (Previously, each Fund had offered a single class of shares, now denominated Class A shares.). The two classes differ principally in their respective applicable sales charges, shareholder servicing fees, and distribution fees. In general, both classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

NOTE 1 SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the New York Stock Exchange prior to when each Fund's net asset value is next determined. Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Funds' valuation time but after the close of the securities' principal exchange or market may be fair valued using methods approved by the Board of Trustees. Examples of such events may include, but are not limited to, (i) EVENTS RELATING TO A PARTICULAR ISSUER, such as announcements of significant corporate actions; corporate announcements with respect to earnings; corporate announcements relating to new product offerings, product recalls, and other product-related news; regulatory news such as government approvals; news regarding allegations or announcements of governmental or regulatory investigations or sanctions against the issuer; news regarding principal officers or the issuer's labor resources; news relating to natural disasters affecting the issuer's operations; and events relating to significant litigation involving the issuer, as well as (ii) EVENTS RELATING TO MULTIPLE ISSUERS OR A PARTICULAR SECURITIES MARKET OR SECTOR, such as governmental actions that affect securities in a particular sector, country or region in a particular way; natural disasters, armed conflicts or terrorist events that affect a particular country or region; and evidence of significant fluctuations in a particular securities market between the close of the securities' principal exchange or market and the Funds' valuation time. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund's investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in


128 | CALL 1-800-766-FUND
accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Trustees. Other restricted securities are initially valued at cost. The securities may be revalued periodically taking into consideration, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event the Adviser determined would have a significant impact on the value of the security. The approximate percentages of the Funds' net assets valued using these guidelines and procedures at December 31, 2006, were as follows:

Fund                                                                  Percentage
--------------------------------------------------------------------------------
RS Diversified Growth                                                        --%
--------------------------------------------------------------------------------
RS Emerging Growth                                                           --%
--------------------------------------------------------------------------------
RS Growth                                                                    --%
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                  --%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                      --%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                      --%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                    --%
--------------------------------------------------------------------------------
RS Global Natural Resources                                                0.06%
--------------------------------------------------------------------------------
RS Investors                                                                 --%
--------------------------------------------------------------------------------
RS Partners                                                                  --%
--------------------------------------------------------------------------------
RS Value                                                                   0.17%
--------------------------------------------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

B. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

C. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

D. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. EXPENSES Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.


                                                     WWW.RSINVESTMENTS.COM | 129

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. ORGANIZATIONAL EXPENSES Organizational expenses are accounted for on an accrual basis and expensed in the period incurred. These organizational expenses include offering, administration and legal costs.

H. DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

I. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

J. TEMPORARY BORROWINGS The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund's Statement of Additional Information or the Prospectus.

                                   Amount                                Average
                                 Outstanding          Average           Interest
Fund                             at 12/31/06         Borrowing*         Rate (%)
--------------------------------------------------------------------------------
RS Diversified Growth               $ --              $118,334            6.35
--------------------------------------------------------------------------------
RS Emerging Growth                    --                    --              --
--------------------------------------------------------------------------------
RS Growth                             --                46,302            6.12
--------------------------------------------------------------------------------
The Information Age Fund(R)           --                 3,458            5.75
--------------------------------------------------------------------------------
RS Internet Age Fund(R)               --                   718            5.75
--------------------------------------------------------------------------------
RS MidCap Opportunities               --                    --              --
--------------------------------------------------------------------------------
RS Smaller Company Growth             --                    --              --
--------------------------------------------------------------------------------
RS Global Natural Resources           --                    --              --
--------------------------------------------------------------------------------
RS Investors                          --                20,093            5.79
--------------------------------------------------------------------------------
RS Partners                           --                    --              --
--------------------------------------------------------------------------------
RS Value                              --                    --              --
--------------------------------------------------------------------------------

*     For the year ended December 31, 2006.

NOTE 2 CAPITAL SHARES

A. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Prior to October 9, 2006, the Funds offered a single class of shares. Effective October 9, 2006, the Funds offer two classes of shares, Class A and Class K shares. Transactions in capital shares for the Funds are outlined below.

TRANSACTIONS IN CAPITAL SHARES
(see Note 2a)

-----------------------------------------------------------------------------------------------------------------------------
                                RS DIVERSIFIED GROWTH              RS EMERGING GROWTH                     RS GROWTH
                            -----------------------------     -----------------------------      ----------------------------

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                               SHARES          AMOUNT            SHARES          AMOUNT            SHARES          AMOUNT
Shares Sold                   1,968,945    $  44,769,965        2,386,888    $  82,317,051        1,019,958    $  16,780,626
Shares Reinvested                    --               --               --               --        1,637,152       25,244,978
Shares Redeemed             (10,326,591)    (235,546,899)     (10,231,817)    (350,104,305)      (3,112,803)     (50,702,818)
                            -----------    -------------      -----------    -------------       ----------    -------------
Net Increase/(Decrease)      (8,357,646)   $(190,776,934)      (7,844,929)   $(267,787,254)        (455,693)   $  (8,677,214)

CLASS K
-----------------------------------------------------------------------------------------------------------------------------
Shares Sold                          --    $          --               --    $          --              371    $       6,505
Shares Reinvested                    --               --               --               --               56              865
Shares Redeemed                      --               --               --               --               --               --
                            -----------    -------------      -----------    -------------       ----------    -------------
Net Increase/(Decrease)              --    $          --               --    $          --              427    $       7,370


130 | CALL 1-800-766-FUND

(see Note 2a)

-----------------------------------------------------------------------------------------------------------------------------
                             THE INFORMATION AGE FUND(R)         RS INTERNET AGE FUND(R)            RS MIDCAP OPPORTUNITIES
                            -----------------------------     -----------------------------      ----------------------------

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                               SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
Shares Sold                   1,246,542    $  20,727,961        1,625,760    $  12,665,295        5,302,764    $  75,221,848
Shares Reinvested               526,870        8,398,297               --               --          535,198        7,755,034
Shares Redeemed              (1,956,723)     (32,427,139)      (4,407,584)     (33,070,545)      (3,328,372)     (47,082,513)
                            -----------    -------------      -----------    -------------       ----------    -------------
Net Increase/(Decrease)        (183,311)   $  (3,300,881)      (2,781,824)   $ (20,405,250)       2,509,590    $  35,894,369

CLASS K
-----------------------------------------------------------------------------------------------------------------------------
Shares Sold                          --    $          --               --    $          --              125    $       1,850
Shares Reinvested                    --               --               --               --                4               55
Shares Redeemed                      --               --               --               --               --               --
                            -----------    -------------      -----------    -------------       ----------    -------------
Net Increase/(Decrease)              --    $          --               --    $          --              129    $       1,905

-----------------------------------------------------------------------------------------------------------------------------
                             RS SMALLER COMPANY GROWTH         RS GLOBAL NATURAL RESOURCES               RS INVESTORS
                            -----------------------------     -----------------------------      ----------------------------

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT             SHARES         AMOUNT             SHARES         AMOUNT
Shares Sold                   6,753,197    $ 147,088,455       21,452,575    $ 760,362,193        4,930,007    $  54,306,490
Shares Reinvested               578,685       12,198,688        6,056,617      194,901,990          201,167        2,393,885
Shares Redeemed              (4,609,934)     (98,900,031)     (27,808,355)    (955,938,863)      (4,327,663)     (47,334,459)
                            -----------    -------------      -----------    -------------       ----------    -------------
Net Increase/(Decrease)       2,721,948    $  60,387,112         (299,163)   $    (674,680)         803,511    $   9,365,916

CLASS K
-----------------------------------------------------------------------------------------------------------------------------
Shares Sold                          --    $          --               95    $       3,537               --    $          --
Shares Reinvested                    --               --               14              443               --               --
Shares Redeemed                      --               --               --               --               --               --
                            -----------    -------------      -----------    -------------       ----------    -------------
Net Increase/(Decrease)              --    $          --              109    $       3,980               --    $          --

-----------------------------------------------------------------------------------------------------------------------------
                                    RS PARTNERS                         RS VALUE
                            -----------------------------     -----------------------------

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT             SHARES         AMOUNT
Shares Sold                  26,946,483    $ 940,510,742       35,556,166    $ 920,348,598
Shares Issued Upon Merger       982,636       34,431,592               --               --
Shares Reinvested             3,036,836      107,594,625        2,469,554       67,888,028
Shares Redeemed             (24,280,787)    (842,945,217)     (30,093,379)    (777,428,383)
                            -----------    -------------      -----------    -------------
Net Increase/(Decrease)       6,685,168    $ 239,591,742        7,932,341    $ 210,808,243

CLASS K
-----------------------------------------------------------------------------------------------------------------------------
Shares Sold                       5,528    $     196,589                4    $         117
Shares Issued Upon Merger       362,304       12,695,133               --               --
Shares Reinvested                17,092          605,758               --                4
Shares Redeemed                  (1,248)         (44,488)              --               --
                            -----------    -------------      -----------    -------------
Net Increase/(Decrease)         383,676    $  13,452,992                4    $         121


                                                     WWW.RSINVESTMENTS.COM | 131

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC ("RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

                                                                      Investment
                                                                        Advisory
Fund                                                                  Percentage
--------------------------------------------------------------------------------
RS Diversified Growth                                                      1.00%
--------------------------------------------------------------------------------
RS Emerging Growth                                                         0.95%
--------------------------------------------------------------------------------
RS Growth                                                                  0.80%
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                1.00%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                    1.00%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    0.85%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                  1.00%
--------------------------------------------------------------------------------
RS Global Natural Resources                                                1.00%
--------------------------------------------------------------------------------
RS Investors                                                               1.00%
--------------------------------------------------------------------------------
RS Partners                                                                1.00%
--------------------------------------------------------------------------------
RS Value                                                                   0.85%
--------------------------------------------------------------------------------

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rates set forth below.

Fund                                                                        Rate
--------------------------------------------------------------------------------
RS Diversified Growth                                                      0.99%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    0.80%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                  0.99%
--------------------------------------------------------------------------------

In addition, expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2007, which provides that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds' total annual fund operating expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) from exceeding the following rates:

                                                                         Expense
Fund                                                                  Limitation
--------------------------------------------------------------------------------
RS Growth, Class A                                                         1.49%
--------------------------------------------------------------------------------
RS MidCap Opportunities, Class A                                           1.49%
--------------------------------------------------------------------------------
RS Global Natural Resources, Class A                                       1.49%
--------------------------------------------------------------------------------
RS Global Natural Resources, Class K                                       1.91%
--------------------------------------------------------------------------------
RS Partners, Class A                                                       1.49%
--------------------------------------------------------------------------------
RS Partners, Class K                                                       1.93%
--------------------------------------------------------------------------------
RS Value, Class A                                                          1.49%
--------------------------------------------------------------------------------

Further, RS Investments will pay distribution expenses in respect of Class K shares of RS Global Natural Resources Fund and RS Partners Fund up to 0.02% and 0.04%, respectively, to the Funds' distributor through April 30, 2007.

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for certain Funds.

Park Avenue Securities LLC ("PAS"), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. ("GIAC") and an affiliate of the Guardian Investor Services LLC ("GIS"), which acquired a majority ownership interest in RS Investments on August 31, 2006 (see Note 9), distributes the Funds shares as a retail broker-dealer. For the period August 31, 2006 through December 31, 2006, PAS received $5,194 for brokerage commisions from the Funds. Additionally, PAS received $2,154,754 for brokerage commisions from the 12 remaining series of the RS Investment Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the period October 9, 2006 to December 31, 2006, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund                                                                 Commissions
--------------------------------------------------------------------------------
RS Diversified Growth                                                    $   112
--------------------------------------------------------------------------------
RS Growth Fund                                                             1,060
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                      272
--------------------------------------------------------------------------------
RS Smaller Company Growth Fund                                               232
--------------------------------------------------------------------------------
RS Emerging Growth Fund                                                      589
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                  219
--------------------------------------------------------------------------------
RS MidCap Opportunities Fund                                                 523
--------------------------------------------------------------------------------
RS Partners Fund                                                             998
--------------------------------------------------------------------------------
RS Investors Fund                                                          1,154
--------------------------------------------------------------------------------
RS Value Fund                                                             15,014
--------------------------------------------------------------------------------
RS Global Natural Resources                                               11,779
--------------------------------------------------------------------------------

B. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the
Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and


132 | CALL 1-800-766-FUND
reimbursement of expenses for the year ended December 31, 2006. Collectively the disinterested Trustees received compensation from the Funds in the amount of $292,254 for the year ended December 31, 2006. During the year ended December 31, 2006, RS Investments reimbursed the Funds for certain additional compensation paid and expenses reimbursed to the Trustees in the amount of $188,191 and $6,203, respectively. Such amounts are included as an expense waiver by adviser in the STATEMENT OF OPERATIONS (see pages 116-117).

Under a Deferred Compensation Plan (the "Plan") adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees' fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

C. DISTRIBUTION FEES Guardian Investor Services, LLC ("GIS"), an affiliate of RS Investments, is the Funds' distributor. Prior to October 9, 2006, PFPC Distributors, Inc., a nonaffiliate of RS Investments, was the Funds' distributor. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund, at an annual rate of 0.25% and 0.65% of the Fund's Class A and Class K average daily net assets, respectively. RS Investments or its affiliates provide certain services in respect of the promotion of the Funds' shares and are compensated by GIS for those services. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

D. AFFILIATED ISSUERS If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund's investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2006, is listed below.

AFFILIATED ISSUERS
(see Note 3d)

                                                                                               Number of
                                                    Number of Shares                         Shares Held
                                                   Held at Beginning      Gross       Gross       at End
Fund               Issuer                                  of Period  Additions  Reductions    of Period      Income          Value
RS Global Natural
Resources          Anderson Energy Ltd.                    3,194,400  1,418,600          --    4,613,000  $       --  $  15,348,317
                   Basic Energy Services, Inc.             1,712,590         --          --    1,712,590          --              *
                   Clear Energy, Inc.                      3,736,000    964,990   4,700,990           --          --              *
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  --     15,348,317
-----------------------------------------------------------------------------------------------------------------------------------

RS Partners        Aaron Rents, Inc.                              --  2,294,070          --    2,294,070      97,199     66,023,335
                   ADVO, Inc.                              1,859,150  1,124,800   2,983,950           --     446,457              *
                   Coinstar, Inc.                          1,716,861    747,591          --    2,464,452          --     75,338,298
                   Commercial Vehicle Group, Inc.          1,934,600    112,501          --    2,047,101          --     44,626,802
                   Corinthian Colleges, Inc.               4,073,339  1,644,313          --    5,717,652          --     77,931,597
                   eResearch Technology, Inc.              1,604,973  3,443,457          --    5,048,430          --     33,975,934
                   LCA-Vision, Inc.                               --  1,167,533          --    1,167,533     210,156     40,116,434
                   John H. Harland Co.                     1,334,530     43,200   1,377,730           --     617,944              *
                   Spectrum Brands, Inc.                          --  3,068,930   3,068,930           --          --              *
                   Triarc Cos., Inc., Class B              6,000,000      3,100          --    6,003,100   2,880,744    120,062,000
                   Tuesday Morning Corp.                     653,925  2,098,771   2,752,696           --   1,256,660              *
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           5,509,160    458,074,400
-----------------------------------------------------------------------------------------------------------------------------------

*     Issuer is not an affiliated issuer at December 31, 2006.


                                                     WWW.RSINVESTMENTS.COM | 133

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 FEDERAL INCOME TAXES

A. DISTRIBUTIONS TO SHAREHOLDERS The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005, was as follows:

                                                           2006             2005
                                                       Ordinary         Ordinary
                                                         Income           Income
Fund                                                      Total            Total

RS Diversified Growth                              $         --      $        --
--------------------------------------------------------------------------------
RS Emerging Growth                                           --               --
--------------------------------------------------------------------------------
RS Growth                                             6,618,942        9,920,697
--------------------------------------------------------------------------------
The Information Age Fund(R)                                  --               --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                      --               --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                      --               --
--------------------------------------------------------------------------------
RS Smaller Company Growth                               184,776        7,283,307
--------------------------------------------------------------------------------
RS Global Natural Resources                          63,302,678      103,654,670
--------------------------------------------------------------------------------
RS Investors                                          2,797,755               --
--------------------------------------------------------------------------------
RS Partners                                           8,179,243      175,064,592
--------------------------------------------------------------------------------
RS Value                                             20,663,590          421,935
--------------------------------------------------------------------------------

                                                           2006             2005
                                                      Long-Term        Long-Term
                                                   Capital Gain     Capital Gain
Fund                                                      Total            Total

RS Diversified Growth                              $         --    $          --
--------------------------------------------------------------------------------
RS Emerging Growth                                           --               --
--------------------------------------------------------------------------------
RS Growth                                            19,509,057       20,864,016
--------------------------------------------------------------------------------
The Information Age Fund(R)                           8,895,016               --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                      --               --
--------------------------------------------------------------------------------
RS MidCap Opportunities                               8,090,839               --
--------------------------------------------------------------------------------
RS Smaller Company Growth                            13,291,001       22,403,743
--------------------------------------------------------------------------------
RS Global Natural Resources                         156,260,474       18,718,315
--------------------------------------------------------------------------------
RS Investors                                                 --               --
--------------------------------------------------------------------------------
RS Partners                                         108,588,196      159,255,714
--------------------------------------------------------------------------------
RS Value                                             59,416,618               --
--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2006.

                                                  Undistributed    Undistributed
                                                       Ordinary        Long-Term
Fund                                                     Income            Gains

RS Diversified Growth                              $         --    $          --
--------------------------------------------------------------------------------
RS Emerging Growth                                           --               --
--------------------------------------------------------------------------------
RS Growth                                             4,464,174          886,029
--------------------------------------------------------------------------------
The Information Age Fund(R)                             531,958        1,456,921
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                      --               --
--------------------------------------------------------------------------------
RS MidCap Opportunities                               4,835,850          724,058
--------------------------------------------------------------------------------
RS Smaller Company Growth                             1,505,471          126,306
--------------------------------------------------------------------------------
RS Global Natural Resources                             285,704               --
--------------------------------------------------------------------------------
RS Investors                                          1,499,317               --
--------------------------------------------------------------------------------
RS Partners                                             503,047       33,019,058
--------------------------------------------------------------------------------
RS Value                                              8,247,293       18,038,115
--------------------------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not

--------------------------------------------------------------------------------
CAPITAL LOSS CARRYOVERS
(see Note 4a)
                                                    Expiring
                               -------------------------------------------------
Fund                                    2009             2010              Total

RS Diversified Growth                     --    $ 130,808,932     $  130,808,932
--------------------------------------------------------------------------------
RS Emerging Growth             $ 648,644,163      722,212,997      1,370,857,160
--------------------------------------------------------------------------------
RS Growth                                 --               --                 --
--------------------------------------------------------------------------------
The Information Age Fund(R)               --               --                 --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)          103,042,909       17,305,520        120,348,429
--------------------------------------------------------------------------------
RS MidCap Opportunities                   --               --                 --
--------------------------------------------------------------------------------
RS Smaller Company Growth                 --               --                 --
--------------------------------------------------------------------------------
RS Global Natural Resources               --               --                 --
--------------------------------------------------------------------------------
RS Investors                              --               --                 --
--------------------------------------------------------------------------------
RS Partners                               --               --                 --
--------------------------------------------------------------------------------
RS Value                                  --               --                 --
--------------------------------------------------------------------------------


134 | CALL 1-800-766-FUND
distributed and, therefore, are normally distributed to shareholders annually.

See the chart on the previous page for capital loss carryovers available to the Funds at December 31, 2006.

During the year ended December 31, 2006, the Funds utilized capital loss carryovers as follows:

Fund

RS Diversified Growth                                              $  39,177,620
--------------------------------------------------------------------------------
RS Emerging Growth                                                   132,110,409
--------------------------------------------------------------------------------
RS Growth                                                                     --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                   --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                6,793,425
--------------------------------------------------------------------------------
RS MidCap Opportunities                                               10,245,770
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                     --
--------------------------------------------------------------------------------
RS Global Natural Resources                                                   --
--------------------------------------------------------------------------------
RS Investors                                                                  --
--------------------------------------------------------------------------------
RS Partners                                                                   --
--------------------------------------------------------------------------------
RS Value                                                              27,673,239
--------------------------------------------------------------------------------

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds elected to defer net capital and currency losses as follows:

Fund

RS Diversified Growth                                                $        --
--------------------------------------------------------------------------------
RS Emerging Growth                                                            --
--------------------------------------------------------------------------------
RS Growth                                                                     36
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                   --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                       --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                        7
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                     --
--------------------------------------------------------------------------------
RS Global Natural Resources                                            1,151,738
--------------------------------------------------------------------------------
RS Investors                                                               3,745
--------------------------------------------------------------------------------
RS Partners                                                               53,713
--------------------------------------------------------------------------------
RS Value                                                                  24,309
--------------------------------------------------------------------------------

B. TAX BASIS OF INVESTMENTS The cost of investments for federal income tax purposes at December 31, 2006, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

--------------------------------------------------------------------------------
TAX COST OF INVESTMENTS
(see Note 4b)

                                                                  Net Unrealized
                                                     Appreciation/(Depreciation)   Gross Unrealized   Gross Unrealized
Fund                           Cost of Investments                on Investments       Appreciation       Depreciation
RS Diversified Growth            $     195,133,767              $     21,884,931   $     26,389,327   $      4,504,396
RS Emerging Growth                     609,051,065                   136,190,710        149,964,872         13,774,162
RS Growth                              168,819,783                    25,375,142         28,996,280          3,621,138
The Information Age Fund(R)             70,396,457                    14,274,859         16,774,127          2,499,268
RS Internet Age Fund(R)                 49,783,177                    14,615,354         15,884,615          1,269,261
RS MidCap Opportunities                243,827,427                    23,773,569         30,663,221          6,889,652
RS Smaller Company Growth              258,316,105                    39,706,269         45,821,117          6,114,848
RS Global Natural Resources          1,324,147,739                   292,754,352        328,073,327         35,318,975
RS Investors                            58,476,211                     5,860,191          7,998,256          2,138,065
RS Partners                          1,832,620,361                   474,603,083        521,964,821         47,361,738
RS Value                             1,486,692,251                   333,795,257        347,284,256         13,488,999
----------------------------------------------------------------------------------------------------------------------


                                                     WWW.RSINVESTMENTS.COM | 135

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 INVESTMENTS

A. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                          Cost of Investments      Proceeds from
Fund                                                Purchased   Investments Sold

RS Diversified Growth                        $    571,307,436   $    768,851,863
--------------------------------------------------------------------------------
RS Emerging Growth                              1,020,513,811      1,274,733,674
--------------------------------------------------------------------------------
RS Growth                                         352,010,096        380,246,286
--------------------------------------------------------------------------------
The Information Age Fund(R)                       142,773,145        155,189,808
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                            76,981,385         92,968,162
--------------------------------------------------------------------------------
RS Midcap Opportunities                           554,993,875        526,620,057
--------------------------------------------------------------------------------
RS Smaller Company Growth                         446,222,366        406,516,174
--------------------------------------------------------------------------------
RS Global Natural Resources                     1,000,055,298      1,193,853,355
--------------------------------------------------------------------------------
RS Investors                                       82,894,822         68,306,382
--------------------------------------------------------------------------------
RS Partners                                     1,452,075,302      1,201,324,181
--------------------------------------------------------------------------------
RS Value                                        1,244,105,235      1,122,345,896
--------------------------------------------------------------------------------

B. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

C. SHORT SALES Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with the Fund's broker. The Fund maintains collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Fund records the proceeds received as an asset and the obligation to buy back the securities as a liability. The liability side of the transactions is marked to market on a daily basis according to the market price of the securities sold and the asset side according to the value of the proceeds.

Only RS Internet Age Fund(R) lists short sales among its principal investment strategies in the Funds' prospectus, which it may enter into up to a value of 25% of the Fund's total assets. For the year ended December 31, 2006, the cost of investments purchased to cover short sales and the proceeds from investments sold short in the RS Internet Age Fund(R) were $819,523 and $1,277,980, respectively.

During the year ended December 31, 2006, there was no dividend expense on short sales.

D. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. See the table below for restricted securities held at December 31, 2006.

--------------------------------------------------------------------------------
RESTRICTED SECURITIES
(see Note 5d)

                                                                                Acquisition   % of Funds'
Fund                 Security              Shares          Cost         Value          Date    Net Assets
---------------------------------------------------------------------------------------------------------
RS Global Natural    Ivanhoe Nickel                                                4/27/97-
Resources               & Platinum Ltd.   203,624   $   784,997   $ 1,018,120        5/7/98         0.06%

RS Value             Ivanhoe Nickel                                                4/25/97-
                        & Platinum Ltd.   698,422     2,837,501     3,492,110        5/7/98         0.17%
---------------------------------------------------------------------------------------------------------


136 | CALL 1-800-766-FUND

NOTE 6 FUND MERGER

On October 13, 2006, RS Partners Fund acquired the assets and liabilities of The Guardian UBS Small Cap Value Cap Fund through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of The Guardian UBS Small Cap Value Fund approved the merger at a meeting held on September 28, 2006. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

--------------------------------------------------------------------------------
FUND MERGER
(see Note 6)

                                                     BEFORE REORGANIZATION            AFTER REORGANIZATION

                                                 The Guardian UBS
                                             Small Cap Value Fund       RS Partners            RS Partners
----------------------------------------------------------------------------------------------------------
Shares outstanding:
  Class A                                               1,182,382        69,657,059             70,639,696
  Class B                                                 972,490               N/A                    N/A
  Class C                                                 941,978               N/A                    N/A
  Class K                                               1,124,329               N/A                362,304
Net assets:
  Class A                                         $    13,457,271   $ 2,440,492,606       $  2,474,924,198
  Class B                                              10,655,304               N/A                    N/A
  Class C                                              10,319,017               N/A                    N/A
  Class K                                              12,695,133               N/A             12,695,133
Net asset value per share:
  Class A                                         $         11.38   $         35.04       $          35.04
  Class B                                                   10.96               N/A                    N/A
  Class C                                                   10.95               N/A                    N/A
  Class K                                                   11.29               N/A                  35.04
Net unrealized appreciation/(depreciation)              4,865,913       396,295,792            401,161,705
Accumulated net realized gain/(loss)                      (80,887)      101,661,312            101,661,312
----------------------------------------------------------------------------------------------------------

NOTE 7 INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 8 LEGAL MATTERS

On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.


                                                     WWW.RSINVESTMENTS.COM | 137

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by individuals) and associated legal fees relating to these regulatory proceedings.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RS Investments, the Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the Trust or RS Investments as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that Fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. While initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

NOTE 9 SALES TRANSACTION

On August 31, 2006, Guardian Investor Services LLC ("GIS"), a wholly owned subsidiary of The Guardian Life Insurance Company of America, acquired approximately 65% of the ownership interest in RS Investments. The Funds entered into a new investment advisory agreement with RS Investments as of that date. GIS's acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds. RS Investments' continued service as the investment adviser to the RS Funds after the acquisition was approved by the Funds' Board of Trustees and the shareholders of the Funds.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.


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

NOTE 10 NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interests and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust is currently evaluating the impact, if any, of applying the various provisions of FIN 48. In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF RS INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund (eleven of the portfolios constituting a series of the RS Investment Trust and hereafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2007


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--------------------------------------------------------------------------------
TAX DESIGNATION - UNAUDITED
--------------------------------------------------------------------------------

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2006 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

QUALIFYING DIVIDEND INCOME:

RS Growth Fund                                                            21.00%
RS Smaller Company Growth Fund                                            15.81%
RS Global Natural Resources Fund                                          38.54%
RS Investors Fund                                                         14.81%
RS Partners Fund                                                          77.62%
RS Value Fund                                                             78.02%

DIVIDEND RECEIVED DEDUCTION:

RS Growth Fund                                                            23.00%
RS Smaller Company Growth Fund                                            15.58%
RS Global Natural Resources Fund                                          16.02%
RS Investors Fund                                                         15.05%
RS Partners Fund                                                          76.02%
RS Value Fund                                                             52.10%


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SUPPLEMENTAL INFORMATION - UNAUDITED
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MEETING OF SHAREHOLDERS A special meeting of the shareholders of the Funds was held on August 1, 2006. At the meeting, shareholders of each of RS Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS Investors Fund, and RS Partners Fund approved a new advisory agreement (the "New Agreement") between RS Investments and the Trust, on behalf of each of those Funds, which took effect upon GIS's acquisition of a majority interest in RS Investments. The meeting was adjourned through August 21, 2006, at which time the shareholders of the Trust elected Judson Bergman, Anne M. Goggin, and Dennis J. Manning as trustees of the Trust and the shareholders of each of RS Diversified Growth Fund, RS Emerging Growth Fund, RS MidCap Opportunities Fund, RS Global Natural Resources Fund, and RS Value Fund approved the New Agreement. Leonard B. Auerbach, Jerome S. Contro, and John W. Glynn, Jr., trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

The meeting was adjourned through August 22, 2006, at which time the shareholders of RS Smaller Company Growth Fund approved the New Agreement.

PROPOSAL 1 TO APPROVE A NEW ADVISORY AGREEMENT:

FUND                                    VOTES FOR      VOTES AGAINST      ABSTENTIONS   BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------
RS Growth Fund                      5,278,849.152        158,500.740      146,700.350      1,423,279.000
The Information Age Fund(R)         2,221,709.090         80,513.160       66,118.883        545,678.000
RS Internet Age Fund(R)             4,076,148.200        125,651.340       76,400.970      1,188,080.000
RS Investors Fund                   3,319,845.550        250,168.850       50,967.810      1,124,512.000
RS Partners Fund                   26,035,296.380        567,664.498    1,250,826.255      9,523,088.000
RS Diversified Growth Fund          4,959,172.380        112,675.859      126,269.040      1,937,322.000
RS Emerging Growth Fund            10,568,494.765        286,377.096      210,185.090      3,644,153.000
RS MidCap Opportunities Fund        7,301,811.926        246,960.794      193,487.211      1,546,105.000
RS Global Natural Resources Fund   26,522,522.860        580,218.680      525,463.780     10,874,199.000
RS Value Fund                      32,179,337.434        680,032.400    1,660,512.551     13,257,660.000
RS Smaller Company Growth Fund      4,725,398.120         81,114.790      112,384.540      1,945,775.000

PROPOSAL 2 TO ELECT TRUSTEES:

NOMINEE                                 VOTES FOR     VOTES WITHHELD
--------------------------------------------------------------------------------------------------------
Judson Bergman                    176,097,912.364      5,561,101.180
Anne M. Goggin                    176,323,749.655      5,335,263.889
Dennis J. Manning                 176,432,555.668      5,226,457.876


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

2006 ANNUAL CONTINUATION OF THE FUNDS' INVESTMENT ADVISORY AGREEMENT

The Trustees met in early February 2006 to consider the continuation of the Funds' Advisory Agreement for an interim period in order to permit the Trustees to complete the full review process in late February and early March 2006. At their meeting in early February 2006, the Trustees noted that they had received information regarding the Funds' performance during the quarter ended December 31, 2005, and discussed generally the investment performance of each of the Funds during the past year, developments at RS Investments, the expenses of the Funds, and other related matters.

The Trustees who are not "interested persons" of the Funds noted that they had had the opportunity to speak with their independent counsel prior to the meeting, and to review with him the matters to be considered at the meeting. After considering the information described above, the Trustees unanimously voted to approve the continuation of the Advisory Agreement and the advisory fees proposed in connection with that continuation for the proposed interim period. The Trustees noted that, to the extent that the full review process resulted in any changes in those arrangements for the coming year, they would make any such changes effective as of the date of the early February 2006 meeting.

The Trustees met again on February 28, 2006, and March 1, 2006, to consider the continuation of the Funds' Advisory Agreement for the following year. At that meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate discussions on a number of occasions. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreement were reasonable with respect to each Fund.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds refiect a number of factors. For example, RS Investments believes its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the Funds for fees that are generally lower than investors would pay for comparable services provided through a hedge fund vehicle. RS Investments noted that it does not attempt to be a low-cost provider of investment services to the Funds; rather it makes available to the Funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm's investment management personnel, through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments' fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes (as selected by Lipper). The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. The data showed RS Investments' fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups, after giving effect to expense limitations currently in effect and expected to be in effect for the coming year. Most of the Funds with advisory fees above the median were not within the top quintile after giving effect to the most recently agreed and scheduled advisory fee reductions, with only one Fund (RS Global


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SUPPLEMENTAL INFORMATION - UNAUDITED (CONTINUED)
--------------------------------------------------------------------------------

Natural Resources Fund) within the top quintile, but still below the top decile. RS Investments stated that the current expense limitations would be renewed through April 30, 2007. The Trustees considered that the total expense ratios of all but two of the Funds were higher than their peer medians. Representatives of RS Investments reviewed with the Trustees the reasons for the Funds' relatively high expense ratios.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In many cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account's fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the Funds as a whole and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2005, and an estimate for the year ending December 31, 2006. The Trustees noted that the profitability range for the Growth Funds as a whole was lower than the profitability of the separate account advisory business, but the separate account business for the Value Fund strategies had gross margins from five to ten percent points lower than the corresponding Funds. RS Investments' subadvisory business has a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer's report concluded that a higher profit margin relating to RS Investments' services to the Funds is justified by the higher risk and responsibilities associated with that business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. RS Investments noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. RS investments noted that investment professionals at RS Investments would likely expect increases in their compensation over time as the Funds grow, and that implementation of breakpoints under current conditions would have the effect of reducing those increases and potentially making management of the Funds a less attractive opportunity to those professionals than managing other types of investment vehicles.

RS Investments also noted that certain investment styles, such as small-cap and some mid-cap strategies, do not necessarily readily benefit from economies of scale at certain asset levels because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring RS Investments to increase investment resources dedicated to those Funds.


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

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer Funds during various periods. The Trustees noted that the Chief Compliance Officer's report had found that none of the Funds were shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods, and many of the Funds enjoyed favorable absolute and comparative performance for various periods. The Chief Compliance Officer's report noted that performance of the Funds overall for 2005 was generally favorable, especially for the Value Funds, and that the performance information presented to the Trustees showed that most of the Funds were in the top quartile among their peers for the three- and five-year periods believed to be most relevant.

In the case of RS Diversified Growth Fund, the Trustees noted that the Fund had performed below the Trustees' expectations. They discussed with RS Investments a number of steps being implemented by RS Investments in order to enhance performance of that Fund.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of RS Investments' senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds' (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following:

-     the firm's hiring of two new analysts in 2005 and one in 2006;

- the fact that the firm's legal and compliance department (including the Chief Compliance Officer and the General Counsel) now numbers 10 individuals;

- that one compliance professional is dedicated to the review of the firm's trading activities;

- that the Chief Compliance Officer concluded that RS Investments' trading system is "state-of-the-art"; and

- that the Chief Compliance Officer had completed his first annual compliance review with favorable results.

After considering all of the information described above, including the Chief Compliance Officer's written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fees proposed in connection with that continuation, for the one year period commencing April 1, 2006.

NEW ADVISORY AGREEMENT

The board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the "New Advisory Agreement") between the Funds and RS Investment Management Co. LLC ("RSIM Co."), the ultimate parent of RS Investment


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SUPPLEMENTAL INFORMATION - UNAUDITED (CONTINUED)
--------------------------------------------------------------------------------

Management, L.P., the Funds' investment adviser ("RSIM L.P."). The existing investment advisory agreement between the Funds and RSIM, L.P. (the "Existing Advisory Agreement"), will terminate automatically as a result of its "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC ("GIS"). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as "RS Investments" herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Existing Advisory Agreement, the terms of which are substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006; a summary of the factors considered by the Trustees at that time is provided above. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it is not anticipated that there will be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there will be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it is not expected that the new Board of Directors will have any substantial role in the day-to-day portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments will, as a result, likely have a larger and more diverse investment management staff to support the Funds' portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently are available from its current owners. In addition, they recognized that it is possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the current ownership. The Trustees believe that the transaction offers the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.'s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.'s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds' current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.


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--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS INFORMATION TABLE
--------------------------------------------------------------------------------

                                                                                              NO. OF PORTFOLIOS
                                             TERM OF OFFICE**         PRINCIPAL               IN FUND COMPLEX
NAME, ADDRESS*          POSITION(S) HELD     AND LENGTH OF            OCCUPATIONS             OVERSEEN BY        OTHER DIRECTORSHIPS
AND AGE                 WITH TRUST           TIME SERVED              DURING PAST 5 YEARS     TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
TERRY R. OTTON+         Trustee; President   Trustee since            CEO (prior to           35                 Trustee, RS
52 years old            and Principal        December 2006;           September 2005, Co-                        Variable
                        Executive Officer    President and            CEO, COO, and CFO                          Products Trust
                                             Principal Executive      and prior to August
                                             Officer since            2006, CEO and CFO),
                                             September 2005;          RS Investments;
                                             Co-President and         formerly, Managing
                                             Co-Principal Executive   Director, Putnam
                                             Officer, November        Lovell NBF Group
                                             2004-September 2005;     Inc., an investment
                                             Treasurer and            banking firm.
                                             Principal Financial
                                             and Accounting
                                             Officer, May 2004-
                                             September 2006

------------------------------------------------------------------------------------------------------------------------------------
DENNIS J. MANNING++     Trustee              Since August             President and CEO,      35                 Trustee, RS
60 years old                                 2006                     The Guardian Life                          Variable
                                                                      Insurance Company                          Products Trust
                                                                      of America, an
                                                                      insurance company
                                                                      ("Guardian Life");
                                                                      Chairman, RS
                                                                      Investments (since
                                                                      August 2006).

------------------------------------------------------------------------------------------------------------------------------------
BENJAMIN L.             Vice President,      Vice President and       General Counsel, RS     N/A                N/A
DOUGLAS+                Secretary and Chief  Secretary since          Investments; formerly
40 years old            Legal Officer        February 2004; Chief     Vice President and
                                             Legal Officer since      Senior Counsel,
                                             August 2004              Charles Schwab
                                                                      Investment
                                                                      Management Inc.,
                                                                      an investment
                                                                      management firm.

------------------------------------------------------------------------------------------------------------------------------------
JAMES E.                Treasurer and        Since September          CFO, RS Investments;    N/A                N/A
KLESCEWSKI+             Principal            2006                     formerly CFO, JCM
51 years old            Financial and                                 Partners, LLC;
                        Accounting                                    formerly, CFO,
                        Officer                                       Private Wealth
                                                                      Partners, LLC;
                                                                      formerly CFO, Fremont
                                                                      Investment Advisors,
                                                                      Inc.; formerly, CFO,
                                                                      Montgomery Asset
                                                                      Management, LLC, (all
                                                                      firms listed above
                                                                      are investment
                                                                      management firms.)

------------------------------------------------------------------------------------------------------------------------------------


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SUPPLEMENTAL INFORMATION - UNAUDITED (CONTINUED)
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--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS INFORMATION TABLE
--------------------------------------------------------------------------------

                                                                                              NO. OF PORTFOLIOS
                                                                      PRINCIPAL               IN FUND COMPLEX
NAME, ADDRESS*          POSITION(S) HELD     TERM OF OFFICE** AND     OCCUPATIONS             OVERSEEN BY        OTHER DIRECTORSHIPS
AND AGE                 WITH TRUST           LENGTH OF TIME SERVED    DURING PAST 5 YEARS     TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND PRINCIPAL OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. SANDERS,        Senior Vice          Senior Vice President    Chief Compliance        N/A                N/A
JR.+                    President, Chief     since November           Officer, RS
61 years old            Compliance Officer,  2004; Chief              Investments;
                        and Anti-Money       Compliance Officer       formerly, Chief
                        Laundering           since August 2004;       Compliance Officer
                        Compliance Officer   Anti-Money               and Co-COO, Husic
                                             Laundering               Capital Management,
                                             Compliance Officer       an investment
                                             since May 2004           management firm.

------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
LEONARD B.              Trustee; Chairman    Since June 1987          Chairman and CEO,       35                 Director, Luminent
AUERBACH                of the Board;                                 L, B, A & C, Inc., a                       Mortgage Capital,
60 years old            Co-Chairman of the                            consulting firm;                           Inc.; Trustee,
                        Board, August 2004-                           formerly Managing                          RS Variable
                        February 2006                                 Director and CEO,                          Products Trust
                                                                      AIG CentreCapital
                                                                      Group, Inc., a
                                                                      financial services
                                                                      firm.

------------------------------------------------------------------------------------------------------------------------------------
JUDSON BERGMAN          Trustee              Since May 2006           Founder and CEO,        35                 Trustee,
50 years old                                                          Envestnet Asset                            RS Variable
                                                                      Management, a                              Products Trust
                                                                      provider of back-
                                                                      office solutions for
                                                                      financial advisors
                                                                      and the wealth
                                                                      management
                                                                      industry.

------------------------------------------------------------------------------------------------------------------------------------
JEROME S. CONTRO        Trustee;             Since June 2001          Partner, Tango Group,   35                 Director, Janus
50 years old            Co-Chairman of the                            a private investment                       Capital Trust;
                        Board, August 2004-                           firm.                                      Trustee,
                        February 2006                                                                            RS Variable
                                                                                                                 Products Trust

------------------------------------------------------------------------------------------------------------------------------------
JOHN W. GLYNN, JR.      Trustee              Since July 1997          President, Glynn        35                 Trustee,
66 years old                                                          Capital Management,                        RS Variable
                                                                      an investment                              Products Trust
                                                                      management firm.

------------------------------------------------------------------------------------------------------------------------------------


148 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS INFORMATION TABLE
--------------------------------------------------------------------------------

                                                                                              NO. OF PORTFOLIOS
                                                                      PRINCIPAL               IN FUND COMPLEX
NAME, ADDRESS*          POSITION(S) HELD     TERM OF OFFICE** AND     OCCUPATIONS             OVERSEEN BY        OTHER DIRECTORSHIPS
AND AGE                 WITH TRUST           LENGTH OF TIME SERVED    DURING PAST 5 YEARS     TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
ANNE M. GOGGIN          Trustee              Since August 2006        Attorney at law in      35                 Trustee,
58 years old                                                          private practice;                          RS Variable
                                                                      formerly, Partner,                         Products Trust
                                                                      Edwards and Angell,
                                                                      LLP; formerly, Chief
                                                                      Counsel -- Individual
                                                                      Business, Metropolitan
                                                                      Life Insurance
                                                                      Company, an
                                                                      insurance company;
                                                                      and Chairman,
                                                                      President and CEO,
                                                                      MetLife Advisors LLC,
                                                                      an investment
                                                                      management firm.

------------------------------------------------------------------------------------------------------------------------------------
JOHN P. ROHAL           Trustee              Since December 2006      Private investor;       35                 Trustee,
59 years old                                                          formerly Chairman of                       RS Variable
                                                                      EGM Capital, LLC, an                       Products Trust
                                                                      investment management
                                                                      firm.

------------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

** Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+ "Interested persons" as defined by the 1940 Act by virtue of their positions with RS Investments.

++ Mr. Manning is an "interested person" under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust's investment adviser, and by virtue of his position as Chairman of RS Investments.

      The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's Web site at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments' Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


                                                     WWW.RSINVESTMENTS.COM | 149

--------------------------------------------------------------------------------
ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

TERRY R. OTTON
Trustee, President, and Principal Executive Officer

LEONARD B. AUERBACH
Trustee and Chairman
Chairman and CEO, L, B, A & C, Inc.

JUDSON BERGMAN
Trustee
Founder and CEO, Envestnet Asset Management

JEROME S. CONTRO
Trustee
Partner, Tango Group

JOHN W. GLYNN, JR.
Trustee
President, Glynn Capital Management

ANNE M. GOGGIN
Trustee
Attorney at Law

DENNIS J. MANNING
Trustee
President and Chief Executive Officer, The Guardian
Life Insurance Company of America

JOHN P. ROHAL
Trustee

BENJAMIN L. DOUGLAS
Secretary, Chief Legal Officer, and Vice President

JAMES E. KLESCEWSKI
Treasurer and Principal Financial and Accounting Officer

JOHN J. SANDERS, JR.
Chief Compliance Officer and Senior Vice President

INVESTMENT ADVISER

RS INVESTMENT MANAGEMENT CO. LLC
388 Market Street, San Francisco, CA 94111

DISTRIBUTOR

GUARDIAN INVESTOR SERVICES LLC
7 Hanover Square, New York, NY 10004

TRANSFER AGENT AND DISBURSING AGENT

BOSTON FINANCIAL DATA SERVICES
Kansas City, MO 1-800-766-FUND (3863), option 3

CUSTODIAN

PFPC TRUST COMPANY
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA

LEGAL COUNSEL

ROPES & GRAY LLP
Boston, MA


150 | CALL 1-800-766-FUND

--------------------------------------------------------------------------------
RS INVESTMENT'S SENIOR MANAGEMENT BIOGRAPHIES
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

TERRY R. OTTON
JAMES E. KLESCEWSKI

TERRY R. OTTON
is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS's mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

JAMES E. KLESCEWSKI
joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.


                                                     WWW.RSINVESTMENTS.COM | 151

--------------------------------------------------------------------------------
RS INVESTMENT'S SENIOR MANAGEMENT BIOGRAPHIES (CONTINUED)
--------------------------------------------------------------------------------

[PHOTO OMITTED]

BENJAMIN L. DOUGLAS
JOHN J. SANDERS, JR.

BENJAMIN L. DOUGLAS
joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

JOHN J. SANDERS, JR.
joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund's Board of Trustees.


152 | CALL 1-800-766-FUND

388 MARKET STREET SAN FRANCISCO CA 94111 | WWW.RSINVESTMENTS.COM | CALL 800-766-FUND

                                                               [GRAPHIC OMITTED]


EB-014969 (12/06) AR711                                         RS | INVESTMENTS

[GRAPHIC]

ANNUAL REPORT 06

VALUE FUND

RS LARGE CAP VALUE FUND

CORE EQUITY FUNDS

RS CORE EQUITY FUND
RS SMALL CAP CORE EQUITY FUND
RS S&P 500 INDEX FUND

INTERNATIONAL FUNDS

RS INTERNATIONAL GROWTH FUND
RS EMERGING MARKETS FUND

FIXED INCOME FUNDS

RS INVESTMENT QUALITY BOND FUND
RS LOW DURATION BOND FUND
RS HIGH YIELD BOND FUND
RS TAX-EXEMPT FUND
RS CASH MANAGEMENT FUND

ASSET ALLOCATION FUND

RS ASSET ALLOCATION FUND

12.31.06
AS REVISED 04.06.07

CLASS A, B, C AND K SHARES

[RS|investments LOGO]

RS FUNDS                             24-HOUR ACCOUNT ACCESS

PHONE:  1.800.766.FUND (3863)        PHONE: 1.800.766.FUND (3863), OPTION 3
WEB:    www.RSinvestments.com        WEB:   ENTER MY ACCOUNT ON RS INVESTMENTS'
E-MAIL: funds@rsinvestments.com             WEB SITE

PERFORMANCE UPDATE
as of 12/31/06

                                                       1-YEAR     3-YEAR       5-YEAR       10-YEAR     ANNUALIZED
                                  TICKER   INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE
CLASS A SHARES                    SYMBOL      DATE     RETURN     RETURN       RETURN       RETURN       INCEPTION
-------------------------------------------------------------------------------------------------------------------
RS LARGE CAP VALUE FUND              N/A     2/3/03
   without sales charge                                 17.92%    13.51%          --           --         18.21%
   with maximum sales charge                            12.32%    11.68%          --           --         16.75%
-------------------------------------------------------------------------------------------------------------------
RS CORE EQUITY FUND                GPAFX     6/1/72
   without sales charge                                 16.87%     8.65%        4.01%        5.14%        12.86%
   with maximum sales charge                            11.32%     6.90%        3.00%        4.63%        12.70%
-------------------------------------------------------------------------------------------------------------------
RS SMALL CAP CORE EQUITY FUND      GPSCX     5/1/97
   without sales charge                                 16.90%    10.23%       10.14%          --         10.18%
   with maximum sales charge                            11.35%     8.46%        9.07%          --          9.63%
-------------------------------------------------------------------------------------------------------------------
RS S&P 500 INDEX FUND              GUSPX     8/7/00
   without sales charge                                 15.27%     9.90%        5.66%          --          0.59%
   with maximum sales charge                            11.81%     8.79%        5.02%          --          0.11%
-------------------------------------------------------------------------------------------------------------------
RS INTERNATIONAL GROWTH FUND       GUBGX    2/16/93
   without sales charge                                 22.44%    18.10%       11.19%        6.25%         8.23%
   with maximum sales charge                            16.62%    16.20%       10.11%        5.73%         7.85%
-------------------------------------------------------------------------------------------------------------------
RS EMERGING MARKETS FUND           GBEMX     5/1/97
   without sales charge                                 35.79%    32.87%       28.02%          --         11.87%
   with maximum sales charge                            29.34%    30.73%       26.78%          --         11.31%
-------------------------------------------------------------------------------------------------------------------
RS INVESTMENT QUALITY BOND FUND    GUIQX    2/16/93
   without sales charge                                  4.08%     3.41%        4.78%        5.71%         5.50%
   with maximum sales charge                             0.18%     2.10%        3.98%        5.31%         5.21%
-------------------------------------------------------------------------------------------------------------------
RS LOW DURATION BOND FUND            N/A    7/30/03
   without sales charge                                  4.16%     2.28%          --           --          2.29%
   with maximum sales charge                             1.82%     1.51%          --           --          1.61%
-------------------------------------------------------------------------------------------------------------------
RS HIGH YIELD BOND FUND            GUHYX     9/1/98
   without sales charge                                  9.14%     7.18%        8.34%          --          5.56%
   with maximum sales charge                             5.05%     5.82%        7.51%          --          5.08%
-------------------------------------------------------------------------------------------------------------------
RS TAX-EXEMPT FUND                 GUTEX    2/16/93
   without sales charge                                  5.03%     4.47%        5.77%        5.68%         5.20%
   with maximum sales charge                             1.09%     3.15%        4.96%        5.28%         4.91%
-------------------------------------------------------------------------------------------------------------------
RS CASH MANAGEMENT FUND            GCMXX    9/13/82
   without sales charge                                  4.26%     2.40%        1.70%        3.14%         4.89%
   with maximum sales charge                             4.26%     2.40%        1.70%        3.14%         4.89%
-------------------------------------------------------------------------------------------------------------------
RS ASSET ALLOCATION FUND           GUAAX    2/16/93
   without sales charge                                 13.30%     8.94%        5.58%        7.16%         8.84%
   with maximum sales charge                             7.92%     7.19%        4.56%        6.64%         8.46%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE SHOWN INCLUDES PERFORMANCE OF THE PREDECESSOR FUNDS PRIOR TO OCTOBER 9, 2006. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED "WITH MAXIMUM SALES CHARGE" REFLECTS THE CURRENT MAXIMUM SALES CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DO NOT APPLY IN ALL CASES, AND, IF APPLIED, ARE REDUCED FOR LARGER PURCHASES. CURRENT AND MONTH-END PERFORMANCE INFORMATION, WHICH MAY BE LOWER OR HIGHER THAN THAT CITED, IS AVAILABLE BY CONTACTING RS INVESTMENTS AT 1-800-766-FUND OR VISITING www.RSinvestments.com.

Investing in small- and midsize companies can involve risks such as having less publicly available information, higher volatility and less liquidity than in the case of larger companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. RS CASH MANAGEMENT FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

THIS REPORT MAY BE USED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE RS FUNDS BEFORE MAKING AN INVESTMENT DECISION. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION--PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. EXCEPT AS NOTED, NUMBERS ARE UNAUDITED. TO OBTAIN A COPY, PLEASE CALL 800-766-FUND OR VISIT www.RSinvestments.com.

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: NASD, SIPC.

TABLE OF CONTENTS

RS INVESTMENTS OVERVIEW
CEO Letter                                                                     2
Portfolio Manager Biographies                                                  5

VALUE
RS Large Cap Value Fund                                                       10

CORE EQUITY
RS Core Equity Fund                                                           15
RS Small Cap Core Equity Fund                                                 20
RS S&P 500 Index Fund                                                         25

INTERNATIONAL
RS International Growth Fund                                                  29
RS Emerging Markets Fund                                                      34

FIXED INCOME
RS Investment Quality Bond Fund                                               39
RS Low Duration Bond Fund                                                     44
RS High Yield Bond Fund                                                       49
RS Tax-Exempt Fund                                                            54
RS Cash Management Fund                                                       59

ASSET ALLOCATION
RS Asset Allocation Fund                                                      62

UNDERSTANDING YOUR FUND'S EXPENSES                                            66

FINANCIAL INFORMATION
Schedules of Investments                                                      70
Statements of Assets and Liabilities                                         110
Statements of Operations                                                     112
Statements of Changes in Net Assets                                          114
Financial Highlights                                                         118
Notes to Financial Statements                                                142
Report of Independent Registered Public Accounting Firm                      158
Tax Designation                                                              159
Supplemental Information                                                     160

ADMINISTRATION                                                               167

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES                                168

EXCEPT AS OTHERWISE SPECIFICALLY STATED, ALL INFORMATION AND PORTFOLIO MANAGER COMMENTARY, INCLUDING PORTFOLIO SECURITY POSITIONS, IS AS OF DECEMBER 31, 2006. THE VIEWS EXPRESSED IN THE PORTFOLIO MANAGER LETTERS ARE THOSE OF THE FUND'S PORTFOLIO MANAGER(S) AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF RS INVESTMENTS, GUARDIAN INVESTOR SERVICES LLC, GUARDIAN BAILLIE GIFFORD LIMITED, BAILLIE GIFFORD OVERSEAS LIMITED OR UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. THE LETTERS CONTAIN SOME FORWARD-LOOKING STATEMENTS PROVIDING CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS; THEY DO NOT NECESSARILY RELATE TO HISTORICAL OR CURRENT FACTS. THERE CAN BE NO GUARANTEE THAT ANY FORWARD-LOOKING STATEMENT WILL BE REALIZED. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. ANY DISCUSSIONS OF SPECIFIC SECURITIES SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL THOSE SECURITIES. FUND HOLDINGS WILL VARY.

CEO'S LETTER

[PHOTO OF TERRY R. OTTON]
CEO, RS Investments

February 2, 2007

Dear Investors:

We just completed a historic year for our firm: Guardian Investor Services LLC, a wholly-owned subsidiary of The Guardian Life Insurance Company of America purchased a majority interest in RS Investments. Guardian, a highly respected mutual life insurance company founded over 145 years ago, is steeped in a history of financial strength, stability, and integrity. We believe that our new relationship with Guardian will further allow us to perpetuate the culture that is the foundation of our long history of investment excellence and will ensure a stable, financially secure, and shareholder-centric organization.

THE MERITS OF THIS ALLIANCE

Like many employee-owned firms, RS Investments faced the challenge of continuing employee ownership across generations. Looking strategically at our business, we determined that we wanted to perpetuate what the founding partners started more than 20 years ago: a structure that would allow our investment professionals to retain a meaningful stake in the business, attract new investment talent, and establish a means for future generational transfer for our most important asset
- our people.

As the compliance and regulatory environment in our industry continues to grow more complex, we believe RS Investments is benefiting from the additional resources that the Guardian partnership provides. Our relationship with Guardian also gives us access to additional services and operational expertise that can deliver a better and more efficient client service experience.

Our alliance with Guardian enables us to offer a diverse suite of products for the solution-driven investor. We have expanded the RS Funds available to you as we have incorporated all 13 Guardian retail mutual funds into the RS Investment Trust. Now, our retail Fund Family is comprised of 23 funds covering a number of investment strategies including growth, value, core equity, fixed income, and international.

We believe we are well positioned to serve the evolving needs of our shareholders. As a result of our relationship with Guardian, we are at the forefront of providing "outcome-driven" financial solutions from both a product and financial planning standpoint. Our industry is undergoing several major transitions. Retail investors are relying more on their advisers to put together a total solution, balancing risk/reward and the investment vehicles that can be combined to construct an efficient portfolio. Lifecycle products have become increasingly important to facilitate some 77 million baby boomers' shift from the accumulation phase to the payout phase of their retirement planning. The insurance industry is well positioned to serve baby boomers' needs in making this shift. With Guardian's role in the forefront of insurance products, and our suite of complementary investment products and strategies, we believe we can meet our shareholders' needs more effectively than ever before.

The industry has also recognized the benefits to our shareholders from our relationship with Guardian: The transaction was recently nominated for "DEAL OF THE YEAR" by Institutional Investor's FUND ACTION newsletter. The nominations recognize the firms whose transactions most changed the landscape of the mutual fund industry in 2006.

INVESTMENT TEAMS

We have always believed that research makes a difference, and we strive to hire and retain the best investment talent. Our investment team now totals 28 portfolio managers and analysts, and we recently hired three outstanding new analysts: Ken Settles and Martin Engel on the Value Team and Adam Weiner on the Core Equity Team. Their bios are on our Web site at www.RSinvestments.com.

We also recently promoted four senior analysts on the Growth Team to co-portfolio manager roles for the RS Emerging Growth Fund and the RS Smaller Company Growth Fund. Although our investment process remains unchanged, we expect this move to further expand the opportunities for these highly qualified investment professionals to contribute to the performance of these funds alongside the lead managers, Jim Callinan and Bill Wolfenden.

INDUSTRY RECOGNITION AND AWARDS

I am pleased to share recent recognition RS has received:

- John Wallace of the RS Growth Fund was ranked one of BARRON'S top fund managers in its prestigious annual survey.(1)

- The RS Value Fund and the RS Global Natural Resources Fund were listed on the WALL STREET JOURNAL'S Honor Roll of Market-Beating Funds as of November 30, 2006, and the RS Value Fund was still listed as of December 31, 2006.(2)

- BUSINESSWEEK'S Mutual Fund Scoreboard ranked RS Growth Fund, RS Value Fund, and RS Partners Fund among the top equity funds in their respective investment style categories that earned the best risk-adjusted returns in the past five years.(3)

- For the third consecutive year, RS Investments has received the Dalbar Customer Service Award for outstanding customer service in 2006.

FIDUCIARY RESPONSIBILITY

We take our fiduciary responsibility to our clients very seriously. In furtherance of this, we believe our regulatory and compliance procedures are based on industry best practices, and we go so far as to have our compliance controls and procedures reviewed in detail by PricewaterhouseCoopers. Very few firms of the size of RS Investments have this review, known as an SAS 70 examination, performed.

I encourage you to visit our Web site at www.RSinvestments.com, where you will find comprehensive information about our mutual funds and corporate governance. We also include the investments of each of our managers in their respective funds demonstrating our personal conviction in investing alongside our clients.

Our vision and focus is clear, and we remain steadfast in upholding the highest standard of integrity in all aspects of our organization. We believe that our relationship with Guardian will result in a strong, enduring firm that will continue to be driven by a culture of long-term investment excellence and a focus on our clients and putting their needs first.

We are committed to continuing to improve our firm and to meeting and exceeding your expectations. Thank you for your support.

Sincerely,


/s/ Terry R. Otton
-------------------------------------
Terry R. Otton
Chief Executive Officer

----------
(1) To determine BARRON'S annual rankings in the August 14, 2006, issue, Value Line screened 3,344 equity funds, first eliminating those with more than two lead managers, as well as managers with less than three years' tenure. It then organized the survey by investment objective, cutting sector funds and offerings with less than $100 million in assets. Only 505 managers finally qualified to be ranked (on the basis of the oldest share class for each fund). Managers were scored based on how much risk-adjusted value they added relative to others with the same Value Line investment objective.

     The system uses volatility as a proxy for risk, giving higher scores to managers who generate more stable returns. For example, if a fund's return is judged to be 25% more volatile than its peers--on a monthly basis over the manager's tenure--it is expected to generate 25% higher returns. A manager with average performance and volatility for a particular investment objective receives a score of zero. Superior managers receive positive scores that indicate the value they've added to a fund's performance on an annualized basis. A manager with a 10% rating, for example, has added 10% to performance, above and beyond the average return for a particular investment objective.

(2) THE WALL STREET JOURNAL (dated December 4, 2006, and January 4, 2007) asked Morningstar Inc. to find funds with the longest active streaks of beating the Standard & Poor's 500-stock index on an annual basis. Morningstar found 48 funds with eight-year streaks of beating the S&P 500 as of November 30, 2006. 43 funds had eight-year streaks as of December 30, 2006.

(3) BUSINESSWEEK'S article "Meet the Funds That Perform" dated January 22, 2007, ranked the top equity and bond funds out of 6,061 funds based on the past five years' pre-tax total returns adjusted for risk.

Guardian Investor Services LLC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, New York, NY.

PORTFOLIO MANAGER BIOGRAPHIES

OUR PEOPLE

AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

[PHOTO OF MANIND V. GOVIL]

MANIND V. GOVIL (RS INVESTMENTS) has managed RS Core Equity Fund since 2005 (includes time managing The Guardian Park Avenue Fund). Mr. Govil joined RS Investments in October 2006 in connection with Guardian Investor Services LLC
(GIS)'s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager -- large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, Mr. Govil was lead portfolio manager -- core equity, at Mercantile. Mr. Govil received a B.S. degree from the University of Bombay, India, and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

[PHOTO OF MATTHEW P. ZIEHL]

MATTHEW P. ZIEHL (RS INVESTMENTS) has managed RS Small Cap Core Equity Fund since 2002 (includes time managing The Guardian Park Avenue Small Cap Fund). Mr. Ziehl joined RS Investments in October 2006 in connection with GIS's acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

[PHOTO OF HOWARD W. CHIN]

HOWARD W. CHIN (GUARDIAN INVESTOR SERVICES LLC) has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998 and of RS Low Duration Bond Fund since 2003 (includes time co-managing The Guardian Low Duration Bond Fund and The Guardian Investment Quality Bond Fund). Mr. Chin has been a managing director of Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

[PHOTO OF ROBERT J. CRIMMINS, JR.]

ROBERT J. CRIMMINS, JR. (GUARDIAN INVESTOR SERVICES LLC) has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004 (includes time co-managing The Guardian Low Duration Bond Fund and The Guardian Investment Quality Bond Fund). Mr. Crimmins has been a managing director of Guardian Life since March 2004. Prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John's University and an M.B.A. from Fordham University.

[PHOTO OF ALEXANDER M. GRANT, JR.]

ALEXANDER M. GRANT, JR. (GUARDIAN INVESTOR SERVICES LLC) has managed RS Tax-Exempt Fund since 1993 and RS Cash Management Fund since 1986 (includes time managing The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund). Mr. Grant has been managing director of Guardian Life since 1999 and has managed Guardian Life's tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

[PHOTO OF JONATHAN C. JANKUS]

JONATHAN C. JANKUS (GUARDIAN INVESTOR SERVICES LLC) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 1999 (includes time co-managing The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund). Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

[PHOTO OF STEWART M. JOHNSON]

STEWART M. JOHNSON (GUARDIAN INVESTOR SERVICES LLC) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004 (includes time co-managing The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund). Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

[PHOTO OF HO WANG]

HO WANG (GUARDIAN INVESTOR SERVICES LLC) has managed RS High Yield Bond Fund since April 2006 (includes time managing The Guardian High Yield Bond Fund). Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John's University.

[PHOTO OF R. ROBIN MENZIES]

R. ROBIN MENZIES (GUARDIAN BAILLIE GIFFORD LIMITED) has managed RS International Growth Fund since 1993 (includes time managing The Guardian Baillie Gifford International Growth Fund). In this role, Mr. Menzies works with the investment management teams and investment policy committee of Baillie Gifford. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of Baillie Gifford Overseas and a partner of Baillie Gifford & Co., where he has worked since 1973. He received a B.A. in engineering and law from Cambridge University.

[PHOTO OF EDWARD H. HOCKNELL]

EDWARD H. HOCKNELL (GUARDIAN BAILLIE GIFFORD LIMITED) has managed RS Emerging Markets Fund since 1997 (includes time managing The Guardian Baillie Gifford Emerging Markets Fund). In this role, Mr. Hocknell works with the investment management teams at Baillie Gifford, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director of Baillie Gifford Overseas and a partner of Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

[PHOTO OF THOMAS M. COLE]

THOMAS M. COLE (UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.) is Head of Research -- North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

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[PHOTO OF THOMAS DIGENAN]

THOMAS DIGENAN (UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.) has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

[PHOTO OF SCOTT HAZEN]

SCOTT HAZEN (UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.) has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

[PHOTO OF JOHN LEONARD]

JOHN LEONARD (UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.) is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

JOHN LEONARD, THOMAS M. COLE, THOMAS DIGENAN and SCOTT HAZEN are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the RS Large Cap Value Fund. As the head of the investment management team, Mr. Leonard oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen, the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for each Fund.

The Statement of Additional Information provides further information about the Portfolio Managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

RS LARGE CAP VALUE FUND

PORTFOLIO MANAGEMENT TEAM:

JOHN LEONARD
THOMAS M. COLE
THOMAS DIGENAN
SCOTT HAZEN

FUND PHILOSOPHY

RS LARGE CAP VALUE FUND SEEKS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME BY INVESTING PRINCIPALLY IN LARGE CAPITALIZATION COMPANIES.

INVESTMENT PROCESS

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of large capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the Fund's investment subadviser, do not reflect the company's full value. These expectations are based on UBS Global AM's assessment of a company's ability to generate profit and grow the business in the future.

PERFORMANCE

For the year ending December 31, 2006, the RS Large Cap Value Fund had a total return of 17.92%(1) versus a return of 22.25% for its benchmark, the Russell 1000(R) Value Index(2).

PORTFOLIO REVIEW

The Russell 1000(R) Value Index performed very strongly during the calendar year 2006, owing to its relatively heavy exposure to four of the five top performing sectors. Telecom, energy, utilities and financials each outperformed over the course of the year, and our relative positioning in these sectors in many ways determined the absolute and relative performance of the Fund.

Telecom benefited from continued consolidation and solid earnings. The portfolio was negatively impacted by our underweight to the sector, and the fact that our holdings within the sector underperformed their peers -- see more below. The energy sector was volatile during the year as oil prices fluctuated. Our positioning within energy benefited the portfolio in that, although we were underweight the sector overall, our overexposure to oil services and underexposure to oil reserves proved to be the right strategy. Utilities impacted the portfolio positively, although most of the benefit came at the security level as holdings like First Energy (0.0%), North East Utilities (1.2%), and Sempra Energy (1.1%) performed well. The portfolio's overall exposure to financials was quite similar to that of the Russell 1000 Value Index, but the positioning within the sector detracted from results. The portfolio's overweights to global financial companies with global capital markets exposure, and underweights to regional banks and high-beta brokers and exchanges worked against us -- particularly for the brokers and exchanges where the market's focus on elevated levels of global liquidity drove their prices significantly higher.

As is often the case, security selection within the sectors was very important to overall results. Top contributors to performance include Marathon Oil (0..0%), DirecTV (0.0%), and Mellon Financial Corp. (2.4%). Shares of Marathon Oil also traded higher particularly during the fourth quarter as the oil and gas producer continues to provide strong financial performance. Marathon Oil has been the top performing stock for the portfolio for the year and we have closed out of our position as we believe the stock has reached fair value. The company outlined its plans through 2010 during the quarter with major projects in Equatorial Guinea, the Gulf of Mexico, and Norway as well as an increase in production

----------
(1) Performance is net of fees, reported for Class A shares. The Class A Shares have the lowest fees of all share classes. Returns would be lower for other share classes.

(2) The Russell 1000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Value 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

through acquisitions. Marathon also mentioned that there is an increasing risk of higher operating costs, regulation, and commodity price volatility.

DirecTV has performed well for the portfolio. Most recently, DirecTV received a favorable court ruling in September when a federal judge dismissed fraud charges brought by Darlene Investments, a former strategic partner, and in turn is holding Darlene liable for breach of contract. We have sold out of our position during the quarter, believing that the stock has reached fair value.

Mellon Financial traded higher during the fourth quarter as the Federal Reserve has paused from making additional rate hikes. Mellon continues to provide a wide array of products and services and announced additional retail product offerings during the quarter.

Detractors to performance included Sprint Nextel Corp. (2.0%), Expedia (0.0%), and UnitedHealth Group Inc. (1.5%). The Sprint/Nextel merger integration has experienced a larger number of customer losses than were expected, which has led to the sell-off in the stock. Despite these short-term negative results, we expect the merger to yield significant long-term benefits to the combined company. We believe the combined company's customer bases and distribution channels are complementary, with Nextel focused largely on business customers and Sprint more consumer-focused. In addition, we think there are also several operational synergies that will accrue in marketing, distribution, network operations and administrative overheads.

Expedia Inc.'s stock plunged just over 26% on a single day in May, skidding to a new yearly low, due, we believe to U.S. growth decelerating faster than anticipated. The company is being forced to spend heavily on technological improvements, which is eroding short-term margins. While necessary, the spending was greater than we anticipated. We believe the antiquated software system currently being used is insufficient for future growth and it will take a couple of years to implement the new system.

UnitedHealth Group traded down 21.7% during the second quarter. The company was weighed down by pricing pressures across the managed-care sector, coupled with concerns over back-dated options.

OUTLOOK

At year end, we have limited factor exposures in the portfolio, since we find that most of the opportunities available in the current market continue to be more bottom-up in nature. We do have a slight factor exposure against volatility, essentially a by-product of stock selection. We continue to feel comfortable being underweighted to volatility given the historically low levels of implied and realized market volatility over the past couple of years. Such significant deviations tend to revert to, in this case higher, equilibrium levels over time.

We believe the rail road sector continues to provide us with an attractive opportunity. Pricing power is still strong and we believe it is sustainable due to the fact that excess capacity, which had been in the rail sector for decades, is nearly gone. With even minimal volume growth, we think pricing power should remain strong. Rails continue to gain market share from trucking. The rail rates are going up but not as fast as trucking. Trucking normally demands a 20%-25% pricing premium; however pricing premiums are currently 30%-35%, due to driver shortages and high fuel costs.

Over the last few years, utilities have been among the hardest working sectors. Utilities have now outperformed the overall S&P 500 Index(3) for three consecutive years. This is unprecedented. It has also occurred during a time of overall market strength in a sector normally considered defensive. We believe there still are opportunities in the utility sector. First are unregulated nuclear power plants, which are the low cost providers in a high rate environment, like the one we are experiencing. Second is regulated coal plants, which are the low cost coal providers. If there is a carbon tax, the regulated plants can pass that on to the consumer. Third is in transmission. This is an under built area, which is generally FERC (Federal Energy Regulatory Commission) regulated. FERC is providing attractive incentives for build out of transmission (utilities get

----------
(3) The S&P 500(R) Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

much better pricing under FERC regulation). Fourth is gas infrastructure, including pipelines and liquefied natural gas terminals that generally generate high returns.

We think the financial sector also provides us with interesting opportunities. Our portfolio is overweight capital markets, but the investment banking cycle in the U.S. is entering the mature phase. The overweight and attractiveness remain but come from global platforms. As seen this past year, the heavy merger and acquisition (M&A) activity looks likely to continue, as liquidity is solid and backlogs continue. Buyers are not stretching to the degree we normally see at cycle end. This is important, as the amount of ancillary revenues generated by an incremental dollar of M&A revenue has increased significantly.

Oil price volatility remains and while we are still well-above our expected normal price ($34 price per barrel by end of the decade), we think tight spare capacity and concerns over supply interruptions in Iran, Iraq and Nigeria will be with us into 2007. We remain underweight in this sector.

With property/casualty insurance industry capital levels at an all-time high and strong profitability trends, competition is heating up and we expect to see margin compression. We are defensively positioned in property/casualty, which we expect will sustain strong margins for a longer period given its underwriting and distribution competitive advantages. We believe multi-line insurers who have the ability to deploy capital toward life and international opportunities as the U.S. market slows are providing us with opportunities as well.

The pharmacy industry dynamics have changed with generic challenges and increasing FDA safety pressures. Players with unique or non-commodity product concentrations, in our view, remain attractive. Pharmacy benefit managers and managed care operators provide infrastructure for the Medicare prescription drug program, and have experienced initial increases in volume. However, they do face increased pressure from other forms of retail and wholesale distribution. We think large cap pharmaceutical companies may increasingly look to acquire growth platforms to leverage their established distribution networks. We continue to look for company-specific opportunities in companies which we believe have strong and expanding product pipelines.

Thank you for your continued support.

John Leonard                           Thomas M. Cole
Co-Portfolio Manager                   Co-Portfolio Manager

Thomas Digenan                         Scott Hazen
Co-Portfolio Manager                   Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

AS WITH ALL MUTUAL FUNDS, THE VALUE OF AN INVESTMENT IN THE FUND COULD DECLINE, SO YOU COULD LOSE MONEY. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES AND THEREFORE EXPOSES YOU TO THE GENERAL RISKS OF INVESTING IN STOCK MARKETS.

ASSETS UNDER MANAGEMENT: $105,454,850               DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION VS. INDEX

                                     [CHART]

                         RS LARGE CAP   RUSSELL 1000(R)
                          VALUE FUND      VALUE INDEX
                         ------------   ---------------
Energy                       9.93%           13.50%
Materials                    2.95%            5.45%
Industrials                  6.55%            4.05%
Consumer Discretionary       8.95%            7.92%
Consumer Staples             2.80%            7.45%
Health Care                  9.12%            7.04%
Financials                  37.40%           37.90%
Information Tech.            9.29%            4.76%
Telecom. Services            4.62%            6.17%
Utilities                    8.39%            5.76%

TOP TEN HOLDINGS(1)

                                                                 PERCENTAGE OF
COMPANY                                                        TOTAL NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                      5.33%
Morgan Stanley                                                       4.95%
Wells Fargo & Co.                                                    4.19%
J.P. Morgan Chase & Co.                                              3.74%
Exxon Mobil Corp.                                                    3.66%
Chevron Corp.                                                        3.16%
S&P Depositary Receipts Trust Series I                               3.00%
American Int'l. Group, Inc.                                          2.97%
Mellon Financial Corp.                                               2.41%
Exelon Corp.                                                         2.41%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                               1-YEAR     3-YEAR         ANNUALIZED
                                   INCEPTION    TOTAL    ANNUALIZED     RETURN SINCE
                                     DATE      RETURN      RETURN         INCEPTION
--------------------------------------------------------------------------------------
RS Large Cap Value Fund, Class A
   with maximum sales charge         2/3/03     12.32%     11.68%          16.75%
   without sales charge              2/3/03     17.92%     13.51%          18.21%
--------------------------------------------------------------------------------------
RS Large Cap Value Fund, Class B
   with sales charge                 2/3/03     14.03%     12.11%          17.01%
   without sales charge              2/3/03     17.03%     12.64%          17.33%
--------------------------------------------------------------------------------------
RS Large Cap Value Fund, Class C
   with sales charge                 2/3/03     16.03%     12.64%          17.33%
   without sales charge              2/3/03     17.03%     12.64%          17.33%
--------------------------------------------------------------------------------------
RS Large Cap Value Fund, Class K
   with sales charge                 2/3/03     17.55%     13.15%          17.87%
   without sales charge              2/3/03     17.55%     13.15%          17.87%
--------------------------------------------------------------------------------------
Russell 1000(R) Value Index                     22.25%     15.09%          19.70%
                                                                       Since Class A
                                                                      shares inception
--------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN UBS LARGE CAP VALUE FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 4.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 2/3/03

                                    [CHART]

             A SHARES    B SHARES   C SHARES   K SHARES   RUSSELL 1000
             ---------   --------   --------   --------   ------------
  2/3/2003     $ 9,525     10000     $10,000    $10,000     $10,000
 2/28/2003     $ 9,230      9680     $ 9,680    $ 9,690     $ 9,680
 3/31/2003     $ 9,258      9710     $ 9,710    $ 9,720     $ 9,696
 4/30/2003     $10,163     10650     $10,650    $10,660     $10,549
 5/31/2003     $10,716     11220     $11,220    $11,230     $11,230
 6/30/2003     $10,835     11343     $11,343    $11,355     $11,371
 7/31/2003     $10,960     11463     $11,463    $11,485     $11,540
 8/31/2003     $10,979     11474     $11,473    $11,506     $11,720
 9/30/2003     $10,960     11454     $11,453    $11,485     $11,606
10/31/2003     $11,638     12155     $12,154    $12,197     $12,316
11/30/2003     $11,734     12245     $12,244    $12,287     $12,483
12/31/2003     $12,523     13066     $13,065    $13,122     $13,252
 1/31/2004     $12,621     13157     $13,157    $13,214     $13,485
 2/29/2004     $12,904     13443     $13,442    $13,511     $13,774
 3/31/2004     $12,719     13249     $13,248    $13,316     $13,654
 4/30/2004     $12,523     13025     $13,034    $13,102     $13,320
 5/31/2004     $12,620     13118     $13,116    $13,194     $13,456
 6/30/2004     $12,895     13398     $13,397    $13,488     $13,774
 7/31/2004     $12,611     13102     $13,101    $13,191     $13,580
 8/31/2004     $12,855     13346     $13,344    $13,435     $13,773
 9/30/2004     $12,997     13483     $13,481    $13,584     $13,986
10/31/2004     $13,220     13706     $13,703    $13,817     $14,219
11/30/2004     $13,738     14235     $14,232    $14,295     $14,938
12/31/2004     $14,205     14703     $14,700    $14,834     $15,438
 1/31/2005     $13,895     14381     $14,378    $14,511     $15,164
 2/28/2005     $14,205     14692     $14,689    $14,835     $15,667
  3/1/2005     $14,077     14548     $14,545    $14,690     $15,452
 4/30/2005     $13,960     14426     $14,422    $14,567     $15,175
 5/31/2005     $14,206     14669     $14,667    $14,823     $15,540
 6/30/2005     $14,464     14926     $14,924    $15,086     $15,710
 7/31/2005     $14,845     15298     $15,306    $15,483     $16,165
 8/31/2005     $14,714     15163     $15,160    $15,347     $16,095
 9/30/2005     $14,942     15388     $15,385    $15,574     $16,321
10/31/2005     $14,866     15297     $15,295    $15,494     $15,906
11/30/2005     $15,377     15803     $15,802    $16,016     $16,429
12/31/2005     $15,529     15956     $15,955    $16,172     $16,527
 1/31/2006     $15,921     16349     $16,348    $16,580     $17,169
 2/28/2006     $16,051     16472     $16,470    $16,717     $17,274
 3/31/2006     $16,241     16656     $16,666    $16,914     $17,508
 4/30/2006     $16,596     17011     $17,009    $17,273     $17,953
 5/31/2006     $16,110     16495     $16,495    $16,753     $17,499
 6/30/2006     $16,154     16545     $16,544    $16,806     $17,611
 7/31/2006     $16,567     16944     $16,943    $17,223     $18,039
 8/31/2006     $16,579     16944     $16,943    $17,236     $18,341
 9/30/2006     $16,992     17355     $17,368    $17,665     $18,707
10/31/2006     $17,586     17966     $17,966    $18,285     $19,319
11/30/2006     $17,829     18191     $18,191    $18,524     $19,760
12/31/2006     $18,310     18473     $18,673    $19,009     $20,204

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS K SHARES OF RS LARGE CAP VALUE FUND AND IN THE RUSSELL 1000 VALUE INDEX. THE STARTING POINT OF $9,525 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX, CLASS B, CLASS C AND CLASS K SHARES BEGIN AT $10,000. FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 2% WAS IMPOSED AT THE END OF THE PERIOD.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS CORE EQUITY FUND

PORTFOLIO MANAGER
MANIND V. GOVIL

FUND PHILOSOPHY
SEEKS LONG-TERM GROWTH OF CAPITAL.

INVESTMENT PROCESS

We seek investment opportunities across the entire market spectrum, from growth stocks to value stocks. In our view "growth," "value," and "core" represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company's underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

Intensive fundamental research is the cornerstone of our investment process, which involves a willingness to question consensus. Key elements of our research process include judging the skill, track record, and integrity of a company's management as well as analyzing the company's market share and profitability trends vs. peer companies.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process. As fundamental investors we use rigorous quantitative tools to help us screen a vast large-cap universe and highlight potentially mispriced securities as well as to manage our portfolio. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

PERFORMANCE

The RS Core Equity Fund returned 5.54% during the fourth quarter vs. 6.70% for the S&P 500(R) Index(1). The Fund was up 16.87% for the year compared with the benchmark, S&P 500(R) Index, which was up 15.79%.

PORTFOLIO REVIEW

For the fourth quarter, positive stock selection in financials was overcome by weaker results in health care and technology. Sector weights had a modestly negative impact on relative performance. MasterCard Inc. (3.2%) continued to provide a strong source of fourth quarter returns along with newly-public KBR, Inc. (a former Halliburton subsidiary) (1.2%) and the Mexican media giant Grupo Televisa (1.39%). Among the largest detractors to performance during the fourth quarter were Pfizer, Inc. (0.0%), Motorola, Inc. (0.0%) and Caterpillar, Inc. (2.2%).

Throughout 2006 relative performance was driven by stock selection, with virtually no net overall impact on the Fund from sector allocations. Relative to the benchmark, we benefited from our overweight position in telecom services. Our underweighting in energy cost some performance relative to the benchmark. In both sectors, however, these allocation effects were overwhelmed by positive stock selection.

Stock selection was positive in seven of 10 major market sectors over the full year 2006. Top contributors were MasterCard, AT&T, Inc. (4.0%), and Goldman Sachs, Inc. (2.7%).

MasterCard, the credit and debit payments network, is a household name. "Some things money can't buy. For everything else there's MasterCard." We would love to hear from you about your experience vs. other cards such as Visa and American Express. MasterCard is a perfect example of our toll-keeper stock. It was previously owned by a consortium of banks and run more like a cooperative transactional exchange for the benefit of its many owners, each of whom had a minimal financial stake in MasterCard's success as a stand-alone entity. We believe that MasterCard was never managed to anywhere near its full profit potential. At the time of the public offering, we believed that the stock market did not fully appreciate

----------
(1) The S&P 500(R) Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

MasterCard's potential to drive profitability gains. Our analysis revealed substantial "low-hanging fruit" in terms of profit levers that management could utilize to boost profit growth in excess of rather timid consensus sales and earnings expectations. It was our belief that the key to unlocking this potential was change of ownership to public shareholders, essentially a shot of adrenaline to motivate the senior management team. We think Wall Street was most likely overly focused on the company's litigation issues and did not fully appreciate the future potential to accelerate revenue and earnings and the management's urgency to get there.

AT&T is a combination of SBC Communications, BellSouth, Cingular Wireless, and the old AT&T. It is deja vu all over again. AT&T, the icon, was broken up after an antitrust case in 1984. Ma Bell, as it was subsequently known, has substantially put itself back together again. AT&T enjoys the competitive advantages associated with scale and robust end-to-end offerings. We believe the stock market did not appreciate the potential to accelerate cash flow. Our dividend portfolio manager and then telecom sector manager Ray Anello did a wonderful job of recognizing the efficiencies that could be created with these combinations.

Goldman Sachs is a global investment bank and securities firm. We have always been impressed by the talent at Goldman Sachs and how the company is very dynamic in response to the changing marketplace. There can be no better testament to talent than the fact that two of the U.S. Treasury secretaries over the past 10 years are Goldman Sachs alumni. In our opinion this company qualifies for the superior execution characteristic we discussed earlier. We believe the stock was mispriced when other peers sold at more-expensive valuations. The Fund performed well with one of these peers, Lehman Brothers, and elected to reinvest the proceeds into Goldman Sachs. Our mid-cap portfolio manager and financials sector manager Ben Ram was instrumental in our investment in Goldman Sachs.

KB Home (1.2%), a leading national homebuilder was among our biggest detractor from performance. Stock prices had already fallen quite sharply from their mid-2005 peak when we invested in the company. Our analysis indicated that a housing slowdown was priced in. The slowdown so far has been in line with what we had modeled as part of our scenario analysis, but it appears the stock market expects fundamentals to further worsen before they get better and hence the decline in stock price. The stock has recovered from its low over the past few months, though it is still off our purchase price as orders appear to be stabilizing and sector meltdown fears from the summer months look to have been significantly overblown.

PERSONNEL UPDATE

We are pleased to announce the addition to our team of Adam Weiner as sector manager for industrial companies. Mr. Weiner joined us from Credit Suisse Asset Management, where he had similar duties. Previously, he was an analyst at Credit Suisse First Boston and Morgan Stanley, after beginning his financial career at Dun & Bradstreet. Mr. Weiner brings a solid stock-picking track record and a wealth of experience to the RS Core Equity Team, which now numbers 12 investment professionals with more than a hundred years of combined experience. Here are the members who help manage your Fund:

      NAME                     RESPONSIBILITY
----------------------------------------------------------
Mani Govil        Overall fund
Ray Anello        Energy and utilities
Joy Budzinski     Health care
Tony Gennaro      Internet, media, and telecommunications
Magnus Krantz     Technology
Eric Larson       Trading
Kristin Pak       Consumer
Ben Ram           Financials
Raman Vardharaj   Quantitative analysis
Adam Weiner       Industrials and materials
Tony Zaffaro      Trading
Matt Ziehl        Real estate investment trusts and hotels

OUTLOOK

As a core offering, the RS Core Equity Fund seeks to deliver solid long-term results across the range of market environments. We believe over long periods of time, a consistent focus on fundamental research and disciplined stock selection is the key to building solid investment results.

Dispersion of valuation has narrowed over the past year. There seem to be fewer valuation anomalies. This backdrop leads us to favor the best-positioned companies with regard to market share and profitability across market sectors. We believe that companies that can grow market share will, by definition, post stronger growth in sales than their competitors and will likely outperform from an earnings standpoint as well; therefore they are likely to experience the best relative stock price gains. We do not let ourselves get distracted by short-term price movements. As bottom-up investors, this is how we approach the investing landscape as we seek to outperform the S&P 500 Index.

We wish to add a final point about the RS Core Equity Fund investment team. Over the past year and a half, we have diligently built a group of seasoned investment professionals with proven research and stock-picking ability and a team-player mentality. Together these individual attributes have fostered a performance-driven investment culture that is also mutually supportive and collegial.

Most important, we hold ourselves to the highest standards of professionalism and integrity for the benefit of our Fund shareholders, with whom we invest alongside. Thank you for your investment in the RS Core Equity Fund and for your ongoing support. We promise to do our very best, and we appreciate your confidence in us.


/s/ Manind V. Govil
---------------------------------
Manind V. Govil
Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

AS WITH ALL MUTUAL FUNDS, THE VALUE OF AN INVESTMENT IN THE FUND COULD DECLINE, SO YOU COULD LOSE MONEY. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES AND THEREFORE EXPOSES YOU TO THE GENERAL RISKS OF INVESTING IN STOCK MARKETS.

ASSETS UNDER MANAGEMENT: $845,922,087               DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION VS. INDEX

                                     [CHART]

                             RS CORE EQUITY FUND   S&P 500(R) INDEX
                             -------------------   ----------------
Consumer Discretionary               8.45%              10.62%
Consumer Staples                     6.32%               9.26%
Energy                              10.44%               9.82%
Financial Services                  19.81%              22.27%
Health Care                         10.62%              12.03%
Industrials                         11.92%              10.84%
Information Technology              20.83%              15.14%
Materials                            1.64%               2.96%
Telecommunication Services           5.15%               3.51%
Utilities                            4.69%               3.55%
Cash                                 0.13%               0.00%

TOP TEN HOLDINGS(1)

COMPANY                                           PERCENTAGE OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
AT & T, Inc.                                                   4.03%
J.P. Morgan Chase & Co.                                        3.71%
Apple Computer, Inc.                                           3.56%
MasterCard, Inc. - Class A                                     3.23%
Transocean, Inc.                                               2.97%
AES Corp.                                                      2.90%
Goldman Sachs Group, Inc.                                      2.68%
Abbott Laboratories                                            2.57%
Wyeth                                                          2.54%
Aon Corp.                                                      2.53%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                           1-YEAR     3-YEAR       5-YEAR       10-YEAR       ANNUALIZED
                               INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED     RETURN SINCE
                                  DATE     RETURN     RETURN       RETURN       RETURN        INCEPTION
-----------------------------------------------------------------------------------------------------------
RS Core Equity Fund, Class A
   with maximum sales charge     6/1/72    11.32%      6.90%        3.00%        4.63%           12.70%
   without sales charge          6/1/72    16.87%      8.65%        4.01%        5.14%           12.86%
-----------------------------------------------------------------------------------------------------------
RS Core Equity Fund, Class B
   with sales charge             5/1/96    12.69%      7.00%        2.80%        4.14%            5.45%
   without sales charge          5/1/96    15.69%      7.58%        2.98%        4.14%            5.45%
-----------------------------------------------------------------------------------------------------------
RS Core Equity Fund, Class C
   with sales charge             8/7/00    14.61%      7.42%        2.80%          --            -5.54%
   without sales charge          8/7/00    15.61%      7.42%        2.80%          --            -5.54%
-----------------------------------------------------------------------------------------------------------
RS Core Equity Fund, Class K
   with sales charge             5/15/01   16.37%      8.26%        3.64%          --             0.93%
   without sales charge          5/15/01   16.37%      8.26%        3.64%          --             0.93%
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index                           15.79%     10.44%        6.19%        8.43%           11.14%
                                                                                             Since Class A
                                                                                            share inception
-----------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN PARK AVENUE FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 4.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/31/96

                                     [CHART]

             RS Core Equity Fund, Class A Shares   S&P 500(R) Index
             -----------------------------------   ----------------
12/31/1996                 $ 9,525                      $10,000
 1/31/1997                 $10,125                      $10,630
 2/28/1997                 $10,077                      $10,710
 3/31/1997                 $ 9,620                      $10,272
 4/30/1997                 $10,140                      $10,889
 5/30/1997                 $10,776                      $11,543
 6/30/1997                 $11,277                      $12,060
 7/31/1997                 $12,227                      $13,020
 8/29/1997                 $11,827                      $12,290
 9/30/1997                 $12,531                      $12,959
10/31/1997                 $12,211                      $12,530
11/28/1997                 $12,592                      $13,106
12/31/1997                 $12,844                      $13,329
 1/30/1998                 $12,668                      $13,479
 2/27/1998                 $13,549                      $14,449
 3/31/1998                 $14,222                      $15,190
 4/30/1998                 $14,445                      $15,349
 5/29/1998                 $14,211                      $15,081
 6/30/1998                 $14,615                      $15,694
 7/31/1998                 $14,282                      $15,523
 8/31/1998                 $12,088                      $13,283
 9/30/1998                 $12,749                      $14,147
10/30/1998                 $13,610                      $15,291
11/30/1998                 $14,389                      $16,218
12/31/1998                 $15,578                      $17,162
 1/29/1999                 $16,125                      $17,879
 2/26/1999                 $15,435                      $17,323
 3/31/1999                 $15,933                      $18,016
 4/30/1999                 $16,035                      $18,713
 5/31/1999                 $15,763                      $18,272
 6/30/1999                 $16,844                      $19,286
 7/31/1999                 $16,394                      $18,684
 8/31/1999                 $16,394                      $18,591
 9/30/1999                 $16,225                      $18,081
10/31/1999                 $17,142                      $19,225
11/30/1999                 $17,958                      $19,616
12/31/1999                 $20,293                      $20,771
 1/31/2000                 $19,576                      $19,727
 2/29/2000                 $22,049                      $19,354
 3/31/2000                 $22,379                      $21,247
 4/30/2000                 $20,641                      $20,608
 5/31/2000                 $18,835                      $20,185
 6/30/2000                 $20,876                      $20,683
 7/31/2000                 $20,204                      $20,360
 8/31/2000                 $22,891                      $21,624
 9/30/2000                 $20,714                      $20,483
10/31/2000                 $18,858                      $20,396
11/30/2000                 $15,877                      $18,789
12/31/2000                 $16,513                      $18,881
 1/31/2001                 $16,637                      $19,552
 2/28/2001                 $14,098                      $17,770
 3/31/2001                 $13,128                      $16,646
 4/30/2001                 $14,356                      $17,939
 5/31/2001                 $14,336                      $18,059
 6/30/2001                 $14,116                      $17,620
 7/31/2001                 $13,810                      $17,448
 8/31/2001                 $12,930                      $16,355
 9/30/2001                 $11,880                      $15,036
10/31/2001                 $12,207                      $15,322
11/30/2001                 $12,769                      $16,498
12/31/2001                 $12,922                      $16,642
 1/31/2002                 $12,740                      $16,399
 2/28/2002                 $12,591                      $16,083
 3/31/2002                 $13,043                      $16,688
 4/30/2002                 $12,320                      $15,677
 5/31/2002                 $12,106                      $15,561
 6/30/2002                 $11,250                      $14,453
 7/31/2002                 $10,493                      $13,326
 8/31/2002                 $10,602                      $13,413
 9/30/2002                 $ 9,558                      $11,956
10/31/2002                 $10,343                      $13,008
11/30/2002                 $10,772                      $13,773
12/31/2002                 $10,137                      $12,964
 1/31/2003                 $ 9,857                      $12,624
 2/28/2003                 $ 9,703                      $12,435
 3/31/2003                 $ 9,703                      $12,555
 4/30/2003                 $10,428                      $13,590
 5/31/2003                 $10,918                      $14,306
 6/30/2003                 $10,989                      $14,488
 7/31/2003                 $11,230                      $14,743
 8/31/2003                 $11,340                      $15,031
 9/30/2003                 $11,112                      $14,871
10/31/2003                 $11,674                      $15,713
11/30/2003                 $11,732                      $15,851
12/31/2003                 $12,262                      $16,684
 1/31/2004                 $12,441                      $16,990
 2/29/2004                 $12,588                      $17,226
 3/31/2004                 $12,338                      $16,966
 4/30/2004                 $12,045                      $16,700
 5/31/2004                 $12,089                      $16,929
 6/30/2004                 $12,349                      $17,258
 7/31/2004                 $11,911                      $16,687
 8/31/2004                 $11,923                      $16,754
 9/30/2004                 $11,988                      $16,936
10/31/2004                 $12,177                      $17,195
11/30/2004                 $12,554                      $17,890
12/31/2004                 $12,952                      $18,499
 1/31/2005                 $12,618                      $18,048
 2/28/2005                 $12,800                      $18,428
 3/31/2005                 $12,540                      $18,102
 4/30/2005                 $12,280                      $17,758
 5/31/2005                 $12,635                      $18,323
 6/30/2005                 $12,611                      $18,349
 7/31/2005                 $13,078                      $19,032
 8/31/2005                 $12,944                      $18,858
 9/30/2005                 $13,081                      $19,011
10/31/2005                 $12,826                      $18,694
11/30/2005                 $13,360                      $19,401
12/31/2005                 $13,456                      $19,408
 1/31/2006                 $13,865                      $19,922
 2/28/2006                 $13,944                      $19,976
 3/31/2006                 $13,973                      $20,224
 4/30/2006                 $14,240                      $20,496
 5/31/2006                 $13,748                      $19,906
 6/30/2006                 $13,728                      $19,933
 7/31/2006                 $13,871                      $20,056
 8/31/2006                 $14,301                      $20,533
 9/30/2006                 $14,899                      $21,062
10/31/2006                 $15,219                      $21,749
11/30/2006                 $15,691                      $22,162
12/31/2006                 $15,726                      $22,473

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE 10 YEARS AGO IN CLASS A SHARES OF RS CORE EQUITY FUND AND IN THE S&P 500(R) INDEX. THE STARTING POINT OF $9,525 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX BEGINS AT $10,000. PERFORMANCE FOR CLASS B, CLASS C, AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS SMALL CAP CORE EQUITY FUND

PORTFOLIO MANAGER
MATTHEW P. ZIEHL

FUND PHILOSOPHY
SEEKS LONG-TERM GROWTH OF CAPITAL.

INVESTMENT PROCESS

We seek investment opportunities across the entire U.S. small-cap market spectrum, from growth stocks to value stocks. In our view "growth," "value," and "core" represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that are mispriced relative to a company's underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

We use a bottom-up investment process to invest in what we believe to be the best individual stock opportunities within all the key market sectors. As fundamental investors we also use rigorous quantitative tools to help us screen a vast small-cap universe and highlight stocks that appear to be attractive on both earnings and valuation metrics. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund. Key elements of our research process include judging the skill, track record, and integrity of a company's management as well as analyzing the company's market share and profitability trends vs. peer companies.

PERFORMANCE

The RS Small Cap Core Equity Fund trailed the benchmark, Russell 2000(R) Index(1), during the fourth quarter's market rally, returning 7.74% vs. 8.90% for the benchmark. For the full year, the Fund returned 16.90% vs. 18.37% for the Index.

PORTFOLIO REVIEW

Relative performance was driven primarily by stock selection, which was strongly positive in technology, health care, and energy, but quite weak in industrials. Performance was also hurt modestly by the Fund's underweight positions in basic materials and utilities, which were among the benchmark's strongest groups.

In technology, we focused on growth areas, such as the enabling of personal and business communications. This niche generated one of the Fund's best performers:
Polycom, Inc. (1.7%), a maker of audio- and videoconferencing equipment. Polycom experienced strong demand growth on the videoconferencing side of its business in 2006, and recent investor excitement about the company's newly launched high-definition (HD) videoconferencing systems is building. We think these systems should sell at higher prices and profit margins than non-HD gear, and demand growth among corporations is likely to follow the pattern set by consumers, who have responded favorably to the improved quality of HD television images.

Our top contributor in the health care space was Immucor, which makes automated systems and consumable reagents for analyzing and typing blood and blood components, thereby ensuring improved safety prior to transfusions. Immucor is already the number one player in the United States, and we believe it is gaining share in Europe with its Galileo system for hospitals and blood banks. It is also on the verge of launching a cost-effective solution for smaller health care facilities. We think this strategy should greatly expand the company's addressable market and help maintain its rapid growth pace.

Ironically, our two best-performing sectors -- technology and health care -- also gave us two of our worst-performing individual stocks. In health care we were hurt by Discovery Labs (0.0%), a development-stage pharmaceutical company developing a

----------
(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

synthetic version of a lung surfactant for premature infants. Clinical trials demonstrated the product's superiority to animal-derived surfactins in terms of efficacy and lower potential for allergic reactions. In early 2006, however, the company announced a major setback to commercialization of this product due to manufacturing issues that caused the product to be unstable after production. A similar issue arose in 2005, and we had held on to the stock because we believed that management would quickly correct the problem and the drug would then be approved by the federal Food and Drug Administration (FDA). After the second setback, we liquidated the position at a loss.

NetLogic Microsystems, Inc. (1.6%), a specialized networking semiconductor maker, was another significant detractor from performance. NetLogic's processors allow advanced networking and Internet functionality, primarily by enabling the analysis and routing of information on the network down to the level of individual data packets. After strong results early in the year, the company found itself with an inventory glut after its largest customer abruptly stopped ordering during the second quarter, causing an earnings miss. Production bottlenecks at NetLogic leading into 2006 had apparently led the customer to order an excess of product to safeguard against component shortages in its high-end router products. Despite this execution stumble causing an inventory spike, we added to the position on weakness as the production problem appeared largely fixed and the inventory issue temporary. We view NetLogic as a strong player in a secular growth space, trading at a depressed stock valuation.

PERSONNEL UPDATE

We are pleased to announce the addition to our team of Adam Weiner as sector manager for industrial companies. Mr. Weiner joined us from Credit Suisse Asset Management, where he had similar duties. Previously, he was an analyst at Credit Suisse First Boston and Morgan Stanley, after beginning his financial career at Dun & Bradstreet. Mr. Weiner brings a solid stock-picking track record and a wealth of experience to the RS Core Equity Team, which now numbers 12 investment professionals with more than a hundred years of combined experience. As portfolio manager I feel privileged to work with this fine team of individuals, and I firmly believe that we have the people and the process to deliver solid investment results in the future.

Most important, we hold ourselves to the highest standards of professionalism and integrity for the benefit of our Fund shareholders, with whom we invest alongside.

OUTLOOK

During the fourth quarter, we increased the Fund's health care weighting and trimmed positions in industrial names. Much of the reduction was in transportation stocks, which we believed had experienced their peak earnings growth for the current economic cycle. As we move into 2007, health care and technology remain our largest overweighted sectors vs. the benchmark, while industrials, utilities, and basic materials are underweighted. Consistent with our bottom-up style, we are seeking compelling individual stock ideas rather than any overarching themes or predictions of relative sector returns.

One of the health care ideas we added during the fourth quarter is Mentor Corp. (1.2%), a leading maker of silicone breast implants. We purchased the stock expecting that the FDA would approve silicone implants for a full-scale return to the U.S. market after being withdrawn roughly 15 years ago (except for limited circumstances and participants enrolled in a long-term study). Following exhaustive testing and multiyear safety follow-ups with thousands of patients, the FDA approved silicone implants for cosmetic augmentation in November, shortly after we bought the stock. Because a majority of U.S. surgeons who perform implant procedures were part of the extended trial, doctor training and certification are not major hurdles, which is often the case with a new type of medical device or procedure. From the demand side, we expect a fairly steady conversion of future procedures from saline implants to silicone, as silicone is generally considered the better product. This is certainly true in Europe, where silicone implants were never taken off the market, and silicone's market share is close to 90%.

Thank you for your investment in the RS Small Cap Core Equity Fund and for your ongoing support. We strive for investment excellence to reward the confidence you have shown in us.


/s/ Matthew P. Ziehl
---------------------------------------
Matthew P. Ziehl
Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

SMALL CAP INVESTING ENTAILS SPECIAL RISKS, AS SMALL CAP STOCKS HAVE TENDED TO BE MORE VOLATILE AND TO DROP MORE IN DOWN MARKETS THAN LARGE CAP STOCKS. THIS MAY HAPPEN BECAUSE SMALL COMPANIES MAY BE LIMITED IN TERMS OF PRODUCT LINES, FINANCIAL RESOURCES AND MANAGEMENT.

ASSETS UNDER MANAGEMENT: $177,699,977               DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION VS. INDEX

                                    [CHART]

                                      RS SMALL CAP CORE EQUITY FUND   RUSSELL 2000(R) INDEX
                                      -----------------------------   ---------------------
Consumer Discretionary                            14.40%                      15.92%
Consumer Staples                                   2.83%                       3.15%
Energy                                             6.84%                       5.08%
Financials                                        21.81%                      22.50%
Health Care                                       17.06%                      11.82%
Industrials                                        9.51%                      14.14%
Information Technology                            21.98%                      18.39%
Materials                                          2.42%                       4.61%
Telecommunication Services                         0.00%                       1.40%
Utilities                                          2.65%                       2.99%
Cash / Other Assets and Liabilities                0.50%                       0.00%

TOP TEN HOLDINGS(1)

COMPANY                                           PERCENTAGE OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
TETRA Technologies, Inc.                                      2.91%
Digital Realty Trust, Inc.                                    2.48%
Trident Microsystems, Inc.                                    2.40%
Orient-Express Hotels Ltd. - Class A                          2.38%
WebEx Comm., Inc.                                             2.23%
Korn/Ferry Int'l.                                             2.22%
Blackboard, Inc.                                              2.05%
Informatica Corp.                                             1.92%
Int'l. Securities Exchange, Inc.                              1.86%
Psychiatric Solutions, Inc.                                   1.85%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                     1-YEAR     3-YEAR       5-YEAR      ANNUALIZED
                                         INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   RETURN SINCE
                                            DATE     RETURN     RETURN       RETURN       INCEPTION
----------------------------------------------------------------------------------------------------
RS Small Cap Core Equity Fund, Class A
   with maximum sales charge                5/1/97    11.35%     8.46%        9.07%         9.63%
   without sales charge                     5/1/97    16.90%    10.23%       10.14%        10.18%
----------------------------------------------------------------------------------------------------
RS Small Cap Core Equity Fund, Class B
   with sales charge                        5/6/97    12.63%     8.57%        8.92%         8.82%
   without sales charge                     5/6/97    15.63%     9.13%        9.06%         8.82%
----------------------------------------------------------------------------------------------------
RS Small Cap Core Equity Fund, Class C
   with sales charge                        8/7/00    14.84%     9.17%        9.01%         2.99%
   without sales charge                     8/7/00    15.84%     9.17%        9.01%         2.99%
----------------------------------------------------------------------------------------------------
RS Small Cap Core Equity Fund, Class K
   with sales charge                       5/15/01    16.58%     9.90%        9.81%         8.28%
   without sales charge                    5/15/01    16.58%     9.90%        9.81%         8.28%
----------------------------------------------------------------------------------------------------
Russell 2000(R) Index                                 18.37%    13.56%       11.39%        10.26%
                                                                                            Since
                                                                                           Class A
                                                                                            share
                                                                                          inception
----------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN PARK AVENUE SMALL CAP FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 4.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/1/97

                                    [CHART]

             RS SMALL CAP CORE EQUITY FUND, CLASS A SHARES   RUSSELL 2000(R) INDEX
             ---------------------------------------------   ---------------------
 4/30/1997                  $ 9,525                               $10,000
 5/31/1997                  $10,342                               $11,026
 6/30/1997                  $10,918                               $11,499
 7/30/1997                  $11,716                               $12,034
 8/30/1997                  $11,958                               $12,309
 9/30/1997                  $13,211                               $13,210
10/31/1997                  $12,794                               $12,630
11/30/1997                  $12,719                               $12,548
12/31/1997                  $12,920                               $12,768
 1/31/1998                  $12,920                               $12,566
 2/28/1998                  $13,755                               $13,495
 3/31/1998                  $14,450                               $14,052
 4/30/1998                  $14,543                               $14,130
 5/31/1998                  $13,802                               $13,369
 6/30/1998                  $13,792                               $13,397
 7/31/1998                  $12,649                               $12,312
 8/31/1998                  $ 9,927                               $ 9,922
 9/30/1998                  $10,334                               $10,698
10/31/1998                  $10,504                               $11,134
11/30/1998                  $11,261                               $11,718
12/31/1998                  $12,102                               $12,443
 1/31/1999                  $11,789                               $12,608
 2/28/1999                  $10,618                               $11,587
 3/31/1999                  $10,656                               $11,768
 4/30/1999                  $11,166                               $12,822
 5/31/1999                  $11,327                               $13,010
 6/30/1999                  $11,914                               $13,598
 7/31/1999                  $11,810                               $13,225
 8/31/1999                  $11,555                               $12,735
 9/30/1999                  $11,706                               $12,738
10/31/1999                  $12,539                               $12,790
11/30/1999                  $14,175                               $13,553
12/31/1999                  $16,529                               $15,088
 1/31/2000                  $16,359                               $14,845
 2/29/2000                  $20,227                               $17,297
 3/31/2000                  $18,894                               $16,156
 4/30/2000                  $17,239                               $15,184
 5/31/2000                  $15,906                               $14,299
 6/30/2000                  $18,440                               $15,546
 7/31/2000                  $18,089                               $15,046
 8/31/2000                  $20,604                               $16,193
 9/30/2000                  $19,611                               $15,718
10/31/2000                  $17,918                               $15,016
11/30/2000                  $14,609                               $13,475
12/31/2000                  $16,140                               $14,632
 1/31/2001                  $15,987                               $15,394
 2/28/2001                  $14,452                               $14,384
 3/31/2001                  $13,755                               $13,680
 4/30/2001                  $14,747                               $14,750
 5/31/2001                  $15,309                               $15,113
 6/30/2001                  $15,433                               $15,635
 7/31/2001                  $15,262                               $14,788
 8/31/2001                  $14,633                               $14,311
 9/30/2001                  $13,060                               $12,384
10/31/2001                  $13,574                               $13,109
11/30/2001                  $14,280                               $14,124
12/31/2001                  $15,004                               $14,995
 1/31/2002                  $15,061                               $14,840
 2/28/2002                  $15,042                               $14,433
 3/31/2002                  $15,899                               $15,593
 4/30/2002                  $15,975                               $15,735
 5/31/2002                  $15,451                               $15,037
 6/30/2002                  $14,717                               $14,291
 7/31/2002                  $12,897                               $12,132
 8/31/2002                  $12,936                               $12,101
 9/30/2002                  $12,106                               $11,232
10/31/2002                  $12,525                               $11,592
11/30/2002                  $13,230                               $12,627
12/31/2002                  $12,677                               $11,924
 1/31/2003                  $12,249                               $11,594
 2/28/2003                  $11,858                               $11,244
 3/31/2003                  $11,992                               $11,388
 4/30/2003                  $13,022                               $12,468
 5/31/2003                  $14,071                               $13,806
 6/30/2003                  $14,490                               $14,056
 7/31/2003                  $15,281                               $14,935
 8/31/2003                  $16,044                               $15,620
 9/30/2003                  $15,671                               $15,332
10/31/2003                  $17,159                               $16,619
11/30/2003                  $17,721                               $17,209
12/31/2003                  $18,159                               $17,558
 1/31/2004                  $18,722                               $18,321
 2/29/2004                  $18,846                               $18,485
 3/31/2004                  $18,817                               $18,658
 4/30/2004                  $18,149                               $17,706
 5/31/2004                  $18,235                               $17,988
 6/30/2004                  $18,865                               $18,746
 7/31/2004                  $17,339                               $17,484
 8/31/2004                  $17,407                               $17,394
 9/30/2004                  $18,392                               $18,210
10/31/2004                  $18,913                               $18,569
11/30/2004                  $20,371                               $20,179
12/31/2004                  $20,835                               $20,777
 1/31/2005                  $19,783                               $19,910
 2/28/2005                  $20,288                               $20,247
  3/1/2005                  $19,547                               $19,667
 4/30/2005                  $18,388                               $18,541
 5/31/2005                  $19,440                               $19,755
 6/30/2005                  $19,994                               $20,517
 7/31/2005                  $21,401                               $21,816
 8/31/2005                  $21,033                               $21,412
 9/30/2005                  $21,023                               $21,479
10/31/2005                  $20,112                               $20,812
11/30/2005                  $21,036                               $21,823
12/31/2005                  $20,808                               $21,723
 1/31/2006                  $22,841                               $23,671
 2/28/2006                  $22,816                               $23,606
 3/31/2006                  $23,884                               $24,751
 4/30/2006                  $23,657                               $24,747
 5/31/2006                  $22,290                               $23,357
 6/30/2006                  $22,131                               $23,507
 7/31/2006                  $21,658                               $22,742
 8/31/2006                  $22,197                               $23,416
 9/30/2006                  $22,579                               $23,611
10/31/2006                  $23,629                               $24,970
11/30/2006                  $24,208                               $25,627
12/31/2006                  $24,326                               $25,713

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE IN CLASS A SHARES OF RS SMALL CAP CORE EQUITY FUND AND IN THE RUSSELL 2000(R) INDEX. THE STARTING POINT OF $9,525 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX BEGINS AT $10,000. PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 6, 1997, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS S&P 500 INDEX FUND

CO-PORTFOLIO MANAGER
JONATHAN C. JANKUS

CO-PORTFOLIO MANAGER
STEWART M. JOHNSON

FUND PHILOSOPHY

RS S&P 500 INDEX FUND SEEKS TO TRACK THE INVESTMENT PERFORMANCE OF THE S&P 500 INDEX, WHICH EMPHASIZES SECURITIES ISSUED BY LARGE U.S. COMPANIES.

INVESTMENT PROCESS

The Fund normally invests at least 95% of the Fund's net assets (plus the amount, if any, of borrowings by the Fund for investment purposes) in the stocks of companies included in the S&P 500(R) Index(1). The S&P 500 Index is an unmanaged index of 500 common stocks selected by Standard and Poor's as representative of a broad range of industries within the U.S. economy. It is comprised primarily of stocks issued by large capitalization companies. The Index is often considered to be the performance benchmark for U.S. stock market performance in general. While the Fund seeks to replicate the performance of the Index, there is no assurance that the Fund will track the performance of the Index exactly.

PERFORMANCE

For the year ending December 31, 2006, the Fund's return was 15.27%. The Fund's objective is to match the returns of the S&P 500 Index, a theoretical portfolio of 500 blue-chip stocks, which returned 15.79% over the same period. The Fund outperformed the 15.2% average return achieved by the 178 funds in the Lipper(2) universe with an S&P 500 Index objective. The performance of the S&P 500 Index is theoretical in the sense that it is computed as though shares of each company in the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. It is not possible to invest directly in the Index. For the period from fund inception on August 7, 2000 and ending December 31, 2006, the Fund's annualized return was 0.59% compared to a total annualized return of 1.02% for the S&P 500 Index.

PORTFOLIO REVIEW

Stock market returns were positive for a fourth straight year, with the S&P 500 Index earning a total return of 15.79% for 2006. Returns from the peak of the price "bubble" are finally positive (albeit at a low 0.5% annualized) once dividends are included, but, at 1418.30, the S&P 500 Index is still below its peak of 1527.46 posted on March 24, 2000.

The Federal Reserve tightened monetary conditions, raising the Federal Funds rate four times in the first half of the year to a level of 5.25% by the end of June, and then holding steady at that level. Inflation has been a real concern, having reached 2.7% on a year-over-year basis (excluding food and energy) in August before declining thereafter. This pattern coincided neatly with crude oil prices which peaked just below $80 per barrel in August before declining to near $60 by year-end. Once these problematic issues began to subside, the market began a steady climb upward. Indeed, this was a year of two distinct halves.. In the first half, the S&P 500 Index returned a mere 2.7%, compared to a 12.7% return in the second half.

From a style perspective, value-oriented stocks (as measured by the S&P/Citigroup indexes) performed much better than growth-oriented stocks, having returned 20.9% versus 11.0%, respectively. This differential occurred almost entirely in the first half of the year in a near-flat market. In terms of market capitalization (again as measured by S&P indexes), it was good to be either big or small, but not in the middle. The S&P 500 (large cap), S&P 400 (mid cap) and S&P 600 (small cap) returned 15.8%, 10.3% and 15.1% respectively. From a longer-term perspective, the

----------
(1) The S&P 500(R) Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

(2) Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of recent increases, interest rates and bond yields remained low in real (after-inflation) terms. Historically, this has been an attractive environment for stocks.

OUTLOOK

We will continue to manage the portfolio so as to be fully invested in stocks, attempt to match the S&P 500 and keep trading costs to a minimum. If history is any indication, this has proven to be an extremely difficult strategy to surpass.

Most signs indicate continuing economic growth, which hopefully will continue to feed a rebound in corporate profits. We believe that a risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as continued violence in the Middle East and a dramatic change in the political constituency of Congress. "Real" interest rates (interest rates after subtracting expected inflation) remain relatively low, albeit not as low as they were two years ago. On balance, we remain optimistic, although a bit more cautiously so.

Thank you for your continued support.


/s/ Jonathan C. Jankus       /s/ Stewart M. Johnson
--------------------------   --------------------------------
Jonathan C. Jankus           Stewart M. Johnson
Co-Portfolio Manager         Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

AS WITH ALL MUTUAL FUNDS, THE VALUE OF AN INVESTMENT IN THE FUND COULD DECLINE, SO YOU COULD LOSE MONEY. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES AND THEREFORE EXPOSES YOU TO THE GENERAL RISKS OF INVESTING IN STOCK MARKETS.

ASSETS UNDER MANAGEMENT: $182,699,541               DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION VS. INDEX

                                    [CHART]

                             RS S&P 500 INDEX FUND   S&P 500(R) INDEX
                             ---------------------   ----------------
Financials Services                  22.10%                22.27%
Information Technology               15.62%                15.14%
Health Care                          12.19%                12.03%
Industrials                          10.95%                10.84%
Consumer Discretionary               10.89%                10.62%
Energy                                9.27%                 9.82%
Consumer Staples                      9.20%                 9.26%
Telecommunication Services            3.42%                 3.51%
Utilities                             3.33%                 3.55%
Materials                             3.03%                 2.96%

TOP TEN HOLDINGS(1)

COMPANY                       PERCENTAGE OF TOTAL NET ASSETS
------------------------------------------------------------
Exxon Mobil Corp.                         3.46%
General Electric Co.                      2.95%
Citigroup, Inc.                           2.10%
Microsoft Corp.                           2.01%
Bank of America Corp.                     1.86%
Procter & Gamble Co.                      1.58%
Johnson & Johnson                         1.48%
American Int'l. Group, Inc.               1.46%
Pfizer, Inc.                              1.45%
Altria Group, Inc.                        1.40%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                                                  ANNUALIZED
                                             1-YEAR     3-YEAR       5-YEAR         RETURN
                                 INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED       SINCE
                                    DATE     RETURN     RETURN       RETURN       INCEPTION
---------------------------------------------------------------------------------------------
RS S&P 500 Index Fund, Class A
   with maximum sales charge        8/7/00   11.81%      8.79%       5.02%           0.11%
   without sales charge             8/7/00   15.27%      9.90%       5.66%           0.59%
---------------------------------------------------------------------------------------------
RS S&P 500 Index Fund, Class B
   with sales charge                8/7/00   11.33%      8.51%       4.64%          -0.22%
   without sales charge             8/7/00   14.33%      9.07%       4.81%          -0.22%
---------------------------------------------------------------------------------------------
RS S&P 500 Index Fund, Class C
   with sales charge                8/7/00   13.31%      9.07%       4.78%          -0.24%
   without sales charge             8/7/00   14.31%      9.07%       4.78%          -0.24%
---------------------------------------------------------------------------------------------
RS S&P 500 Index Fund, Class K
   with sales charge               5/15/01   14.76%      9.42%       5.13%           2.55%
   without sales charge            5/15/01   14.76%      9.42%       5.13%           2.55%
---------------------------------------------------------------------------------------------
S&P 500(R) Index                             15.79%     10.44%       6.19%           1.02%
                                                                                Since Class A
                                                                                   shares
                                                                                 inception
---------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN S&P 500 INDEX FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 3.00%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. TOTAL RETURN FIGURES REFLECT AN EXPENSE LIMITATION IN EFFECT DURING THE PERIODS SHOWN; WITHOUT SUCH LIMITATION, THE PERFORMANCE SHOWN WOULD HAVE BEEN LOWER.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/7/00

                                    [CHART]

                  RS S&P 500 INDEX FUND,   RS S&P 500 INDEX FUND,   RS S&P 500 INDEX FUND,
                      CLASS A SHARES           CLASS B SHARES            CLASS C SHARES      S&P 500(R) INDEX
                  ----------------------   ----------------------   ----------------------   ----------------
      8/7/2000        $ 9,700                  $10,000                  $10,000                   $10,000
     8/31/2000        $ 9,939                  $10,247                  $10,247                   $10,270
     9/30/2000        $ 9,432                  $ 9,723                  $ 9,723                   $ 9,728
    10/31/2000        $ 9,403                  $ 9,684                  $ 9,684                   $ 9,687
    11/30/2000        $ 8,675                  $ 8,922                  $ 8,922                   $ 8,923
    12/31/2000        $ 8,715                  $ 8,946                  $ 8,946                   $ 8,967
     1/31/2001        $ 9,013                  $ 9,253                  $ 9,253                   $ 9,285
     2/28/2001        $ 8,197                  $ 8,413                  $ 8,413                   $ 8,440
     3/31/2001        $ 7,678                  $ 7,879                  $ 7,879                   $ 7,905
     4/30/2001        $ 8,264                  $ 8,472                  $ 8,472                   $ 8,520
     5/31/2001        $ 8,321                  $ 8,521                  $ 8,521                   $ 8,577
     6/30/2001        $ 8,112                  $ 8,304                  $ 8,304                   $ 8,368
     7/31/2001        $ 8,035                  $ 8,215                  $ 8,215                   $ 8,286
     8/31/2001        $ 7,534                  $ 7,701                  $ 7,701                   $ 7,767
     9/30/2001        $ 6,927                  $ 7,078                  $ 7,078                   $ 7,140
    10/31/2001        $ 7,052                  $ 7,197                  $ 7,197                   $ 7,277
    11/30/2001        $ 7,582                  $ 7,740                  $ 7,740                   $ 7,835
    12/31/2001        $ 7,648                  $ 7,794                  $ 7,795                   $ 7,904
     1/31/2002        $ 7,532                  $ 7,676                  $ 7,677                   $ 7,788
     2/28/2002        $ 7,386                  $ 7,518                  $ 7,519                   $ 7,638
     3/31/2002        $ 7,658                  $ 7,794                  $ 7,795                   $ 7,926
     4/30/2002        $ 7,193                  $ 7,320                  $ 7,310                   $ 7,445
     5/31/2002        $ 7,135                  $ 7,250                  $ 7,251                   $ 7,390
     6/30/2002        $ 6,629                  $ 6,730                  $ 6,731                   $ 6,864
     7/31/2002        $ 6,114                  $ 6,206                  $ 6,207                   $ 6,329
     8/31/2002        $ 6,153                  $ 6,246                  $ 6,237                   $ 6,370
     9/30/2002        $ 5,472                  $ 5,553                  $ 5,554                   $ 5,678
    10/31/2002        $ 5,958                  $ 6,038                  $ 6,039                   $ 6,178
    11/30/2002        $ 6,299                  $ 6,384                  $ 6,385                   $ 6,541
    12/31/2002        $ 5,939                  $ 5,985                  $ 5,986                   $ 6,157
     1/31/2003        $ 5,771                  $ 5,826                  $ 5,817                   $ 5,996
     2/28/2003        $ 5,683                  $ 5,727                  $ 5,728                   $ 5,906
     3/31/2003        $ 5,742                  $ 5,777                  $ 5,778                   $ 5,963
     4/30/2003        $ 6,204                  $ 6,244                  $ 6,244                   $ 6,455
     5/31/2003        $ 6,529                  $ 6,572                  $ 6,562                   $ 6,795
     6/30/2003        $ 6,610                  $ 6,645                  $ 6,635                   $ 6,880
     7/31/2003        $ 6,728                  $ 6,754                  $ 6,745                   $ 7,002
     8/31/2003        $ 6,847                  $ 6,874                  $ 6,874                   $ 7,138
     9/30/2003        $ 6,778                  $ 6,794                  $ 6,794                   $ 7,062
    10/31/2003        $ 7,153                  $ 7,172                  $ 7,163                   $ 7,462
    11/30/2003        $ 7,212                  $ 7,231                  $ 7,222                   $ 7,528
    12/31/2003        $ 7,589                  $ 7,599                  $ 7,590                   $ 7,923
     1/31/2004        $ 7,718                  $ 7,729                  $ 7,719                   $ 8,069
     2/29/2004        $ 7,828                  $ 7,828                  $ 7,819                   $ 8,181
     3/31/2004        $ 7,708                  $ 7,698                  $ 7,689                   $ 8,057
     4/30/2004        $ 7,579                  $ 7,569                  $ 7,569                   $ 7,931
     5/31/2004        $ 7,678                  $ 7,669                  $ 7,659                   $ 8,040
     6/30/2004        $ 7,822                  $ 7,810                  $ 7,800                   $ 8,196
     7/31/2004        $ 7,563                  $ 7,541                  $ 7,530                   $ 7,925
     8/31/2004        $ 7,593                  $ 7,560                  $ 7,560                   $ 7,957
     9/30/2004        $ 7,673                  $ 7,640                  $ 7,630                   $ 8,043
    10/31/2004        $ 7,782                  $ 7,740                  $ 7,740                   $ 8,166
    11/30/2004        $ 8,092                  $ 8,050                  $ 8,039                   $ 8,496
    12/31/2004        $ 8,370                  $ 8,313                  $ 8,303                   $ 8,785
     1/31/2005        $ 8,159                  $ 8,102                  $ 8,102                   $ 8,571
     2/28/2005        $ 8,330                  $ 8,262                  $ 8,263                   $ 8,752
      3/1/2005        $ 8,179                  $ 8,112                  $ 8,112                   $ 8,597
     4/30/2005        $ 8,027                  $ 7,951                  $ 7,952                   $ 8,434
     5/31/2005        $ 8,270                  $ 8,192                  $ 8,193                   $ 8,702
     6/30/2005        $ 8,285                  $ 8,201                  $ 8,192                   $ 8,714
     7/31/2005        $ 8,589                  $ 8,493                  $ 8,494                   $ 9,038
     8/31/2005        $ 8,508                  $ 8,413                  $ 8,403                   $ 8,956
     9/30/2005        $ 8,569                  $ 8,463                  $ 8,464                   $ 9,028
    10/31/2005        $ 8,427                  $ 8,323                  $ 8,313                   $ 8,878
    11/30/2005        $ 8,741                  $ 8,625                  $ 8,615                   $ 9,214
    12/31/2005        $ 8,739                  $ 8,625                  $ 8,615                   $ 9,217
     1/31/2006        $ 8,974                  $ 8,837                  $ 8,837                   $ 9,461
     2/28/2006        $ 8,995                  $ 8,857                  $ 8,847                   $ 9,487
     3/31/2006        $ 9,097                  $ 8,958                  $ 8,948                   $ 9,605
     4/30/2006        $ 9,220                  $ 9,069                  $ 9,058                   $ 9,734
     5/31/2006        $ 8,954                  $ 8,796                  $ 8,786                   $ 9,453
     6/30/2006        $ 8,965                  $ 8,801                  $ 8,800                   $ 9,466
     7/31/2006        $ 9,016                  $ 8,852                  $ 8,840                   $ 9,525
     8/31/2006        $ 9,222                  $ 9,044                  $ 9,043                   $ 9,751
     9/30/2006        $ 9,458                  $ 9,266                  $ 9,265                   $10,003
    10/31/2006        $ 9,756                  $ 9,560                  $ 9,549                   $10,329
    11/30/2006        $ 9,941                  $ 9,732                  $ 9,721                   $10,525
    12/31/2006        $10,074                  $ 9,860                  $ 9,846                   $10,673

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE IN CLASS A, CLASS B AND CLASS C SHARES OF RS S&P 500 INDEX FUND AND IN THE S&P 500 INDEX. THE STARTING POINT OF $9,700 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 3.00% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INITIAL INVESTMENT AMOUNT IN THE S&P 500(R) INDEX, CLASS B SHARES AND CLASS C SHARES IS $10,000. PERFORMANCE FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOADS AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGER
R. ROBIN MENZIES

FUND PHILOSOPHY

RS INTERNATIONAL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION. IT IS ANTICIPATED THAT LONG-TERM CAPITAL APPRECIATION WILL BE ACCOMPANIED BY DIVIDEND INCOME, WHICH MAY VARY DEPENDING ON FACTORS SUCH AS THE LOCATION OF THE INVESTMENTS.

INVESTMENT PROCESS

The Fund normally invests at least 80% of the Fund's net assets (plus the amount, if any, of the Fund's borrowings for investment purposes) in common stocks and convertible securities issued by companies that are domiciled outside of the U.S. The Fund uses a bottom-up, stock-driven approach, with the objective of selecting stocks that the sub-adviser/Portfolio Manager believes can sustain an above-average growth rate and trade at a reasonable price.

PERFORMANCE

International equity markets ended the year very strongly as investors set aside their concerns regarding economic and corporate profits growth. Our industrial bias fared well and our favored capital goods and commodity-related companies such as Atlas Copco (Sweden) (3.12%), Sandvik (Sweden) (1.3%) and Comp. Vale Do Rio Doce (CVRD) (Brazil) (0.0%) performed strongly.

Our reluctance to join the market's search for income in the highest yielding sectors, such as utilities and telecommunication services, detracted from relative returns. This was largely offset by our continued underweighting of the banking sector, which lagged the broader market on fears that margins may well have peaked.

The Fund returned 22.44% in 2006, compared to a benchmark, the Morgan Stanley Capital International (MSCI) Growth Index(1) return of 22.69%. Returns were strong across nearly all markets with Europe returning in excess of 30%. Japan was the laggard with a flat market return. Fortunately, our Japanese stocks outstripped the market, with Japan Tobacco particularly strong due, we believe to the fruits of the company's cost cutting plan became increasingly apparent. Stocks in and exposed to emerging markets growth added significantly to performance. Swedish compressor firm Atlas Copco had a strong year after disposing of its U.S. rental business. The company's exposure to mining equipment also helped as commodity prices remained high and capital expenditure by miners continued. Brazilian oil company Petroleo Brasilero (Petrobras) also had a good year in performance terms, shrugging off concerns over political developments in neighboring countries, in particular moves by Bolivia to secure greater control over oil assets.

In terms of stocks that detracted from performance, consumer loan company Promise Co. (0.0%) of Japan was negatively affected by a decision to cap interest rates on unsecured loans in the wake of a court case. The business is unlikely to disappear but we think the returns will not be as attractive and so we sold the holding. Rakuten Inc. (0.5%), owner of the Ichiba online mall, was peripherally affected by the same issue but here the core attraction is the fast growing mall and we took the opportunity of price weakness to add to the holding.

PORTFOLIO REVIEW

2006 was an exceptionally good year -- financial markets, economic growth and company profits all did well -- but it has also been rather a nervous one. Many investors seemed unwilling to believe that prospects were really as bright as they appeared to be. The strongest sectors globally were those which offered the highest yields -- utilities and diversified telephone companies. This search for income means that utilities are now trading at higher valuations compared to their earnings than equities generally: in our

----------
(1) The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

view, an unusual situation considering their pedestrian growth prospects.

There has been an exceptionally low level of net new issuance in the developed countries' equity markets. Most companies are well resourced and would rather buy back their shares than issue new ones. At the same time, private equity investors are avidly removing companies from the public markets. As a result, the developed markets are, in most cases, gradually shrinking. The biggest risks are being run elsewhere, in the marbled halls of the hedge fund and private equity managers. However, the emerging equity markets are not shrinking. In fact they are expanding at a rate of about 0.5% every month, mainly as a result of new issuance by the larger countries, Brazil, Russia, India and China. The balance of financial power in the world is continuing to tilt eastwards and southwards.

Currency movements were an important feature this year. The U.S. dollar was weak compared to almost every other country's currency (except those of South Africa and Turkey). It held its own against the yen and fell by over 13% against sterling.

The size of these movements compared to the magnitude of share price rises, means that returns were more than usually dependent on where you live: an American investing in the UK can expect to have made a return of about 30% in 2006, while a Briton investing in Wall Street will have to have been satisfied with making about 3%.

OUTLOOK

We believe economic growth will probably slow a little next year, but not by much. We think the most important point though is that monetary policy has worked: inflation is under control; a credit crunch is not necessary. Rates may not actually fall in 2007, but we think there is no reason for them to rise much.

One of the pessimists' strongest arguments is that company earnings are a bubble; margins, they say, are unsustainably high. They certainly are high, but we believe this is largely a structural phenomenon reflecting increasing availability of labor (whether in China or from Poland) and economies of scale from globalization. We believe companies in general are not at all highly leveraged at the moment -- some surveys indicate that the corporate sector is a net lender to everyone else -- so margins should be less volatile than in the past.

We think financial sector profits may have peaked too, reflecting an unrepeatable leveraging up of balance sheets and high asset prices; but it does look as though profitability generally is likely to remain high.

If earnings are not unsustainably high, then equity valuations look cheap in our opinion. The gap between companies' earnings yield and their cost of borrowing is very wide (hence their attraction to private equity buyers). Share prices have done little more than keep up with earnings in recent years; they are the only financial assets that look reasonably valued and there is some scope for them to become more expensive. This is particularly so in the case of growth stocks, which we think should benefit if earnings generally do slow down.

There has been plenty of liquidity around in financial markets, and that situation looks likely to continue. We believe a weaker dollar puts pressure on other regions to devalue or loosen their monetary reins; and high commodity prices tend to produce an abundance of footloose capital. Most risks seem to be cheaply fundable and that supports asset prices.

So, with this generally benign set of conditions, what should we worry about? Markets tend to generate their own scares from time to time, and it has been a long time since there has been a serious bout of profit taking, so we could suffer one of these in the new year; but we think it would be a buying opportunity. A sharp fall in the dollar is a more serious threat, but we think it seems unlikely if only because so many rich countries have an interest in preventing it.

The main thing to worry about is some kind of accident in credit. Huge amounts have been advanced to hedge funds and private equity funds on very fine terms. The collapsed hedge fund Amaranth was unwound relatively painlessly (except for its investors); but the next one may be more difficult; and there are rising concerns about the possibility of default by companies that have been taken private and loaded with debt. Again, the system will probably cope as the risks are spread so thinly, but credit risk premia could rise and that would be bad for equities, too.

On balance, however, we believe the general background to investment is favorable and equities look reasonably valued.

Thank you for your continued support.


/s/ R. Robin Menzies
-------------------------------------
R. Robin Menzies
Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

INTERNATIONAL INVESTING INVOLVES SPECIAL RISKS, WHICH INCLUDE CHANGES IN CURRENCY RATES, FOREIGN TAXATION AND DIFFERENCES IN AUDITING STANDARDS AND SECURITIES REGULATIONS, POLITICAL UNCERTAINTY AND GREATER VOLATILITY.

ASSETS UNDER MANAGEMENT: $77,530,614               DATA AS OF DECEMBER 31, 2006

GEOGRAPHICAL LOCATION VS. INDEX

                                    [CHART]

                   RS INTERNATIONAL GROWTH FUND   MSCI EAFE GROWTH INDEX
                   ----------------------------   ----------------------
Europe                         46.94%                      45.74%
UK                             21.00%                      23.96%
Japan                          20.72%                      21.92%
Asia Pacific                    7.31%                       8.38%
Emerging Markets                3.70%                       0.00%
Cash                            0.33%                       0.00%

TOP TEN HOLDINGS(1)

COMPANY                                    COUNTRY       PERCENTAGE OF TOTAL NET ASSETS
---------------------------------------------------------------------------------------
Atlas Copco AB - Class B                    Sweden                   3.12%
UBS AG                                    Switzerland                2.79%
Kone OYJ - Class B                          Finland                  2.50%
Essilor Int'l. S.A.                         France                   2.47%
Royal Dutch Shell PLC - Class A         United Kingdom               2.43%
Celesio AG                                  Germany                  2.16%
Danske Bank AS                              Denmark                  2.13%
Canon, Inc.                                  Japan                   2.10%
Royal Bank of Scotland                  United Kingdom               2.09%
SAP AG                                      Germany                  1.96%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                    1-YEAR     3-YEAR       5-YEAR      10-YEAR         ANNUALIZED
                                        INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED      RETURN SINCE
                                          DATE      RETURN     RETURN       RETURN       RETURN         INCEPTION
---------------------------------------------------------------------------------------------------------------------
RS International Growth Fund, Class A
   with maximum sales charge              2/16/93   16.62%       16.20%       10.11%        5.73%          7.85%
   without sales charge                   2/16/93   22.44%       18.10%       11.19%        6.25%          8.23%
---------------------------------------------------------------------------------------------------------------------
RS International Growth Fund, Class B
   with sales charge                       5/1/96   17.89%       16.21%        9.72%        5.01%          5.11%
   without sales charge                    5/1/96   20.89%       16.70%        9.86%        5.01%          5.11%
---------------------------------------------------------------------------------------------------------------------
RS International Growth Fund, Class C
   with sales charge                       8/7/00   20.27%       16.98%       10.01%          --           1.38%
   without sales charge                    8/7/00   21.27%       16.98%       10.01%          --           1.38%
---------------------------------------------------------------------------------------------------------------------
RS International Growth Fund, Class K
   with sales charge                      5/15/01   22.13%       17.88%       10.97%          --           6.47%
   without sales charge                   5/15/01   22.13%       17.88%       10.97%          --           6.47%
---------------------------------------------------------------------------------------------------------------------
MSCI EAFE Growth Index                              22.69%       17.54%       12.63%        5.35%          7.07%
                                                                                                       Since Class A
                                                                                                     shares inception
---------------------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL GROWTH FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 4.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/31/96

                                    [CHART]

             RS INTERNATIONAL GROWTH
               FUND, CLASS A SHARES    MSCI EAFE GROWTH INDEX
             -----------------------   ----------------------
12/31/1996            $ 9,525                  $10,000
 1/31/1997            $ 9,313                  $ 9,585
 2/28/1997            $ 9,419                  $ 9,735
 3/31/1997            $ 9,519                  $ 9,795
 4/30/1997            $ 9,669                  $ 9,895
 5/30/1997            $10,301                  $10,478
 6/30/1997            $10,836                  $11,090
 7/31/1997            $11,419                  $11,356
 8/29/1997            $10,566                  $10,482
 9/30/1997            $11,363                  $11,177
10/31/1997            $10,454                  $10,121
11/28/1997            $10,397                  $10,101
12/31/1997            $10,580                  $10,233
 1/30/1998            $10,830                  $10,697
 2/27/1998            $11,600                  $11,409
 3/31/1998            $12,186                  $11,565
 4/30/1998            $12,416                  $11,683
 5/29/1998            $12,495                  $11,603
 6/30/1998            $12,568                  $11,766
 7/31/1998            $12,854                  $11,821
 8/31/1998            $11,128                  $10,553
 9/30/1998            $10,715                  $10,258
10/30/1998            $11,449                  $11,301
11/30/1998            $11,983                  $11,849
12/31/1998            $12,656                  $12,532
 1/29/1999            $12,594                  $12,599
 2/26/1999            $12,340                  $12,192
 3/31/1999            $12,553                  $12,359
 4/30/1999            $12,966                  $12,488
 5/31/1999            $12,375                  $11,947
 6/30/1999            $13,061                  $12,412
 7/31/1999            $13,456                  $12,653
 8/31/1999            $13,755                  $12,726
 9/30/1999            $13,714                  $12,930
10/31/1999            $14,372                  $13,625
11/30/1999            $15,599                  $14,625
12/31/1999            $17,368                  $16,255
 1/31/2000            $16,267                  $15,342
 2/29/2000            $17,508                  $16,195
 3/31/2000            $17,360                  $16,501
 4/30/2000            $16,155                  $15,412
 5/31/2000            $15,315                  $14,459
 6/30/2000            $15,679                  $14,977
 7/31/2000            $15,079                  $14,041
 8/31/2000            $15,243                  $14,192
 9/30/2000            $14,353                  $13,254
10/31/2000            $13,754                  $12,643
11/30/2000            $12,939                  $12,061
12/31/2000            $13,232                  $12,289
 1/31/2001            $13,131                  $12,255
 2/28/2001            $12,046                  $11,012
 3/31/2001            $11,286                  $10,255
 4/30/2001            $12,212                  $10,963
 5/31/2001            $11,823                  $10,525
 6/30/2001            $11,461                  $10,016
 7/31/2001            $11,044                  $ 9,774
 8/31/2001            $10,729                  $ 9,329
 9/30/2001            $ 9,720                  $ 8,448
10/31/2001            $ 9,932                  $ 8,784
11/30/2001            $10,099                  $ 9,236
12/31/2001            $10,275                  $ 9,290
 1/31/2002            $ 9,691                  $ 8,789
 2/28/2002            $ 9,719                  $ 8,908
 3/31/2002            $10,229                  $ 9,251
 4/30/2002            $10,229                  $ 9,305
 5/31/2002            $10,293                  $ 9,332
 6/30/2002            $ 9,904                  $ 9,093
 7/31/2002            $ 8,866                  $ 8,124
 8/31/2002            $ 8,746                  $ 8,063
 9/30/2002            $ 7,893                  $ 7,363
10/31/2002            $ 8,171                  $ 7,780
11/30/2002            $ 8,458                  $ 8,010
12/31/2002            $ 8,244                  $ 7,825
 1/31/2003            $ 7,929                  $ 7,439
 2/28/2003            $ 7,809                  $ 7,279
 3/31/2003            $ 7,707                  $ 7,208
 4/30/2003            $ 8,430                  $ 7,840
 5/31/2003            $ 8,884                  $ 8,252
 6/30/2003            $ 8,922                  $ 8,399
 7/31/2003            $ 8,969                  $ 8,510
 8/31/2003            $ 9,043                  $ 8,666
 9/30/2003            $ 9,256                  $ 8,961
10/31/2003            $ 9,766                  $ 9,477
11/30/2003            $ 9,971                  $ 9,700
12/31/2003            $10,602                  $10,368
 1/31/2004            $10,778                  $10,571
 2/29/2004            $11,001                  $10,773
 3/31/2004            $11,158                  $10,785
 4/30/2004            $10,741                  $10,524
 5/31/2004            $10,723                  $10,512
 6/30/2004            $10,818                  $10,649
 7/31/2004            $10,483                  $10,218
 8/31/2004            $10,603                  $10,230
 9/30/2004            $10,919                  $10,484
10/31/2004            $11,199                  $10,835
11/30/2004            $11,924                  $11,585
12/31/2004            $12,333                  $12,076
 1/31/2005            $12,045                  $11,798
 2/28/2005            $12,594                  $12,273
  3/1/2005            $12,306                  $11,978
 4/30/2005            $12,110                  $11,756
 5/31/2005            $12,138                  $11,800
 6/30/2005            $12,310                  $11,898
 7/31/2005            $12,721                  $12,262
 8/31/2005            $13,225                  $12,615
 9/30/2005            $13,775                  $13,148
10/31/2005            $13,299                  $12,789
11/30/2005            $13,466                  $13,032
12/31/2005            $14,259                  $13,723
 1/31/2006            $15,165                  $14,569
 2/28/2006            $15,005                  $14,405
 3/31/2006            $15,669                  $14,970
 4/30/2006            $16,509                  $15,658
 5/31/2006            $15,650                  $15,010
 6/30/2006            $15,534                  $15,033
 7/31/2006            $15,544                  $15,103
 8/31/2006            $15,862                  $15,469
 9/30/2006            $15,834                  $15,386
10/31/2006            $16,331                  $15,910
11/30/2006            $16,847                  $16,377
12/31/2006            $17,457                  $16,837

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE 10 YEARS AGO IN CLASS A SHARES OF RS INTERNATIONAL GROWTH FUND AND IN THE MSCI EAFE GROWTH INDEX. THE STARTING POINT OF $9,525 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX BEGINS AT $10,000. PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS EMERGING MARKETS FUND

PORTFOLIO MANAGER
EDWARD H. HOCKNELL

FUND PHILOSOPHY

RS EMERGING MARKETS FUND SEEKS LONG-TERM CAPITAL APPRECIATION. IT IS ANTICIPATED THAT LONG-TERM CAPITAL APPRECIATION WILL BE ACCOMPANIED BY DIVIDEND INCOME, WHICH MAY VARY DEPENDING ON FACTORS SUCH AS THE LOCATION OF THE INVESTMENTS.

INVESTMENT PROCESS

The Fund normally invests at least 80% of the Fund's net assets (plus the amount, if any, of the Fund's borrowing for investment purposes) in securities of emerging market companies. The Fund uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that the sub-adviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

PERFORMANCE

The Fund returned 35.79% in 2006, compared to a benchmark return of 32.59%. The returns from global emerging markets (GEM) in 2006 were very positive in absolute terms as well as generally being good in relation to their developed peers.

It really was a year of two halves. Up to the middle of May, the Morgan Stanley Capital International (MSCI) EMF Index(1) was 13 percentage points ahead of the MSCI World Index(2). It then fell 25% in the space of four weeks, underperforming its developed peers by 13%. The second half recovery was equally spectacular, as the EMF Index rose over 33%, enjoying a double-digit gain over developed markets. As we said last year, a quantitative perspective may support the case that emerging markets are becoming less risky; however, the reality of share price volatility reminds of both the upside and downside potential of these investments.

Within emerging markets a similar pattern unfolded, with Latin America leading the way and improving second half returns from Asia. The relative performance of the latter is encouraging after three consecutive years of under performance. After a strong 2005, Europe and the Middle East brought up the rear, dragged down by the Middle East and African weakness. The BRIC countries (Brazil, Russia, India and China) were very much to the fore this year. China, at last, would appear to be reflecting its economic potential through its financial markets and equity issuance has been a notable feature.

Primary and secondary issuance in emerging markets is running at an average of $11.4 billion per month, 24% of the total issuance in developed and emerging markets combined (bearing in mind that the MSCI EMF Index is about 8% of that of the MSCI World Index). This compares to an average of $2.9 billion per month since 1990 and an average share of the global total of 11.3%. The very large issuance by Chinese companies stands out as does the share of the four 'BRIC' countries -- 71% (or 80% if the Hong Kong issues are included) and should be seen as a strong factor in the equity market performance although it may not be clear if it is the 'cause' or the 'effect'. Excess liquidity is another feature behind the continuing success of emerging markets.

Liquidity flows have been particularly notable in Asia, with almost $6 billion of flows finding its way into China funds, almost ten times more than that invested in 2005. That said, after a setback in the middle of the year, positive flows are now finding their way into other country funds throughout the global emerging markets. The source is not obvious but we have seen the effect that petrodollars(3) have had on their local markets and more recently, a wave of inexpensive credit is seeking a home in high-return markets. Middle Eastern markets have come off the boil after a few years of excessive returns (leading to very expensive valuations), and we

----------
(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

(2) MSCI World Index is a capitalization-weighted index in U.S. dollars, which adds the U.S., Canada, Mexico and South African mines to the MSCI EAFE Index. The index includes dividends.

(3) Money that oil exporters receive from selling oil and then deposit into Western banks.

think they are now trading at more reasonable valuations and the 'oil revenue effect' is still prevalent in buoyant economic activity. The expansion in credit may be the main thing to worry about in our opinion, but this is a global financial market phenomenon rather than an emerging markets issue. Indeed, emerging market companies, like their country of domicile, tend to be lenders rather than borrowers and we believe the level of debt in general is not a concern. While there remains a risk of a credit accident, we think there is no reason to believe that emerging markets are any worse off. However, whether credit spreads can narrow further is uncertain in our opinion.

PORTFOLIO REVIEW

The principal contribution to positive performance came from stock selection, particularly in South Korea, Taiwan, Mexico and South Africa. In South Korea, the Fund's holding in Samsung Corp. (3.4%) at the expense of not owning Samsung Electronics proved to be the most significant contributor. South African commodity plays were also major contributors, notably, Lonmin (0.0%) and Anglo American Platinum (0.5%). OAO Gazprom (4.0%), the Russian oil giant and largest stock in the MSCI EMF Index, was also a strong contributor.

On the downside, two of the top five negative contributors were a direct result of not being held in the portfolio: China Life share price rose almost 300% and Norilsk increased over 150% during the year. Turkiye Garanti Bankasi (0.9%) in Turkey, another detractor to Fund performance, suffered from the general malaise in the country's stockmarket.

The shape of the portfolio has changed during the year. Asia has increased as a proportion of the overall portfolio, partly at the expense of a reduction in Brazil, Russia and South Africa. Within Asia we have increased the weighting in China and Taiwan and reduced South Korea. At the sector level, the energy component has risen due to price appreciation and we have reduced the positions in the industrial and materials sectors. After a number years of price weakness, we have started to add to the information technology sector, although the portfolio is still underweight relative to the Index.

Gazprom is now the largest stock in the portfolio, reflecting its recently adjusted weighting in the Index, closely followed by Samsung Corp. (3.5%) our preferred route of playing Korean chaebols(4), and Samsung Electronics (0.0%). The majority of new additions have an Asian bias, including stocks such as China Unicom Ltd. (1.6%), China Shenhua Energy Co. Ltd. (1.2%), Industrial Bank of Korea (1.2%) and Hana Financial Group, Inc. (1.0%). We also added to the Middle East exposure through the purchase of Orascom Construction Inds. (0.9%) and participated in OAO Rosneft Oil Co. (2.2%), a Russian IPO.

OUTLOOK

We believe cautious optimism is, once again, the message for the medium outlook for emerging markets. In our opinion, superior growth (both economic and corporate) remains the key argument in support of emerging markets, both in absolute terms and in relation to their developed peers. However, economic growth is forecasted to slow slightly and external surpluses are expected to fall, albeit from high levels.

We think the same can be said for emerging market companies where top line growth is also expected to slow and corporate earnings growth likewise, albeit mid to high teens. It is also worth noting that we do not believe we can rely on energy and commodity price appreciation to boost earnings in the coming years, although we think the same can be said for developed markets. The perennial attraction of emerging markets is faster growth at cheaper prices. While emerging market equities have enjoyed a significant re-rating over the last four years, we believe the paradigm still holds. We would estimate that emerging market stocks are around 20% cheaper than their developed peers, with better growth prospects.

The figures below are the latest UBS estimates:

                           MSCI EMF   MSCI WORLD
                             INDEX       INDEX
------------------------------------------------
Price/Earnings (P/E)           11.1         14.2
Yield                           3.0          2.3
Historic Earnings Growth       25.3         15.9
Forecast Earnings Growth       16.6         11.3

Source: UBS

----------
(4) A conglomerate of businesses, usually owned by a single family, especially in Korea.

As usual the real argument is in the detail. On a stock by stock basis we continue to seek stocks with attractive and sustainable earnings growth prospects. In addition, we seek market inefficiencies which fail to properly price stock's potential and present regular buying (and selling) opportunities. The beauty is in the choice: not only can we select from emerging market stocks that are beneficiaries of global trends but also stocks that benefit from domestic trends, often enhanced by oligopolistic markets.

Thank you for your continued support.


/s/ Edward H. Hocknell
-----------------------------
Edward H. Hocknell
Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

INTERNATIONAL INVESTING INVOLVES SPECIAL RISKS, WHICH INCLUDE CHANGES IN CURRENCY RATES, FOREIGN TAXATION AND DIFFERENCES IN AUDITING STANDARDS AND SECURITIES REGULATIONS, POLITICAL UNCERTAINTY AND GREATER VOLATILITY. THESE RISKS ARE EVEN GREATER WHEN INVESTING IN EMERGING MARKETS.

ASSETS UNDER MANAGEMENT: $252,081,148   DATA AS OF DECEMBER 31, 2006

GEOGRAPHICAL LOCATION VS. INDEX

                                    [CHART]

                         RS EMERGING MARKETS FUND   MSCI EMF INDEX
                         ------------------------   --------------
Asia-Pacific                      60.90%                52.80%
Middle East and Africa             3.42%                 3.51%
Latin America                     18.54%                19.80%
South Africa                       5.80%                 8.31%
Europe                             9.64%                15.58%
Cash                               1.70%                    0%

TOP TEN HOLDINGS(1)

                                                      PERCENTAGE OF TOTAL
COMPANY                                   COUNTRY          NET ASSETS
-------------------------------------------------------------------------
OAO Gazprom ADR                           Russia             4.02%
Samsung Corp.                           South Korea          3.51%
Petroleo Brasileiro S.A. ADR              Brazil             3.32%
Itausa-Investimentos Itau S.A.            Brazil             3.32%
Taiwan Semiconductor Mfg.                 Taiwan             3.21%
Infosys Technologies Ltd. ADR              India             2.96%
Hon Hai Precision Inds. Co. Ltd.          Taiwan             2.77%
Reliance Inds. Ltd. GDR                    India             2.50%
OAO Rosneft Oil Co. GDR                   Russia             2.15%
Samsung Fire & Marine Ins. Co. Ltd.     South Korea          2.11%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                1-YEAR     3-YEAR       5-YEAR        ANNUALIZED
                                    INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED     RETURN SINCE
                                       DATE     RETURN     RETURN       RETURN        INCEPTION
---------------------------------------------------------------------------------------------------
RS Emerging Markets Fund, Class A
   with maximum sales charge          5/1/97    29.34%     30.73%       26.78%         11.31%
   without sales charge               5/1/97    35.79%     32.87%       28.02%         11.87%
---------------------------------------------------------------------------------------------------
RS Emerging Markets Fund, Class B
   with sales charge                  5/6/97    31.52%     31.21%       26.64%         10.10%
   without sales charge               5/6/97    34.52%     31.60%       26.72%         10.10%
---------------------------------------------------------------------------------------------------
RS Emerging Markets Fund, Class C
   with sales charge                  8/7/00    33.68%     31.70%       26.78%         16.39%
   without sales charge               8/7/00    34.68%     31.70%       26.78%         16.39%
---------------------------------------------------------------------------------------------------
RS Emerging Markets Fund, Class K
   with sales charge                 5/15/01    35.39%     32.45%       27.64%         24.11%
   without sales charge              5/15/01    35.39%     32.45%       27.64%         24.11%
---------------------------------------------------------------------------------------------------
MSCI EMF Index                                  32.59%     30.97%       26.97%          8.80%
                                                                                     Since Class A
                                                                                   shares inception
---------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 4.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/1/97

                                     [CHART]

             RS EMERGING MARKETS FUND, CLASS A SHARES   MSCI EMF INDEX
             ----------------------------------------   --------------
  5/1/1997                    $ 9,525                       $10,000
 5/30/1997                    $ 9,935                       $10,286
 6/30/1997                    $10,372                       $10,837
 7/31/1997                    $10,865                       $10,998
 8/29/1997                    $10,083                       $ 9,599
 9/30/1997                    $10,381                       $ 9,865
10/31/1997                    $ 8,630                       $ 8,246
11/28/1997                    $ 8,379                       $ 7,945
12/31/1997                    $ 8,765                       $ 8,137
 1/30/1998                    $ 7,849                       $ 7,499
 2/27/1998                    $ 8,596                       $ 8,281
 3/31/1998                    $ 8,792                       $ 8,641
 4/30/1998                    $ 8,754                       $ 8,547
 5/29/1998                    $ 7,493                       $ 7,375
 6/30/1998                    $ 6,963                       $ 6,602
 7/31/1998                    $ 7,253                       $ 6,811
 8/31/1998                    $ 5,384                       $ 4,842
 9/30/1998                    $ 5,421                       $ 5,149
10/30/1998                    $ 5,795                       $ 5,691
11/30/1998                    $ 6,243                       $ 6,164
12/31/1998                    $ 6,225                       $ 6,075
 1/29/1999                    $ 5,916                       $ 5,977
 2/26/1999                    $ 5,814                       $ 6,035
 3/31/1999                    $ 6,543                       $ 6,830
 4/30/1999                    $ 7,094                       $ 7,675
 5/31/1999                    $ 6,954                       $ 7,631
 6/30/1999                    $ 7,776                       $ 8,497
 7/31/1999                    $ 7,636                       $ 8,266
 8/31/1999                    $ 7,739                       $ 8,341
 9/30/1999                    $ 7,421                       $ 8,059
10/31/1999                    $ 7,777                       $ 8,231
11/30/1999                    $ 9,039                       $ 8,969
12/31/1999                    $10,577                       $10,109
 1/31/2000                    $10,796                       $10,169
 2/29/2000                    $12,003                       $10,304
 3/31/2000                    $11,918                       $10,354
 4/30/2000                    $10,634                       $ 9,373
 5/31/2000                    $ 9,969                       $ 8,985
 6/30/2000                    $10,549                       $ 9,302
 7/31/2000                    $ 9,979                       $ 8,823
 8/31/2000                    $10,280                       $ 8,867
 9/30/2000                    $ 9,340                       $ 8,092
10/31/2000                    $ 8,613                       $ 7,506
11/30/2000                    $ 7,916                       $ 6,849
12/31/2000                    $ 8,051                       $ 7,015
 1/31/2001                    $ 8,991                       $ 7,981
 2/28/2001                    $ 8,400                       $ 7,356
 3/31/2001                    $ 7,615                       $ 6,633
 4/30/2001                    $ 8,110                       $ 6,961
 5/31/2001                    $ 8,517                       $ 7,044
 6/30/2001                    $ 8,410                       $ 6,900
 7/31/2001                    $ 7,693                       $ 6,464
 8/31/2001                    $ 7,441                       $ 6,400
 9/30/2001                    $ 6,405                       $ 5,409
10/31/2001                    $ 6,754                       $ 5,745
11/30/2001                    $ 7,422                       $ 6,345
12/31/2001                    $ 8,188                       $ 6,848
 1/31/2002                    $ 8,624                       $ 7,080
 2/28/2002                    $ 9,070                       $ 7,197
 3/31/2002                    $ 9,670                       $ 7,630
 4/30/2002                    $ 9,525                       $ 7,679
 5/31/2002                    $ 9,400                       $ 7,557
 6/30/2002                    $ 8,750                       $ 6,991
 7/31/2002                    $ 8,198                       $ 6,459
 8/31/2002                    $ 8,227                       $ 6,558
 9/30/2002                    $ 7,345                       $ 5,850
10/31/2002                    $ 7,703                       $ 6,230
11/30/2002                    $ 8,149                       $ 6,659
12/31/2002                    $ 7,820                       $ 6,437
 1/31/2003                    $ 7,811                       $ 6,409
 2/28/2003                    $ 7,588                       $ 6,236
 3/31/2003                    $ 7,288                       $ 6,060
 4/30/2003                    $ 7,840                       $ 6,599
 5/31/2003                    $ 8,644                       $ 7,073
 6/30/2003                    $ 8,925                       $ 7,476
 7/31/2003                    $ 9,352                       $ 7,944
 8/31/2003                    $ 9,934                       $ 8,478
 9/30/2003                    $10,011                       $ 8,540
10/31/2003                    $10,922                       $ 9,266
11/30/2003                    $11,097                       $ 9,380
12/31/2003                    $12,008                       $10,060
 1/31/2004                    $12,560                       $10,418
 2/29/2004                    $13,248                       $10,898
 3/31/2004                    $13,239                       $11,038
 4/30/2004                    $12,008                       $10,136
 5/31/2004                    $11,794                       $ 9,936
 6/30/2004                    $11,802                       $ 9,982
 7/31/2004                    $11,695                       $ 9,805
 8/31/2004                    $12,200                       $10,215
 9/30/2004                    $12,997                       $10,805
10/31/2004                    $13,182                       $11,064
11/30/2004                    $14,162                       $12,089
12/31/2004                    $14,831                       $12,671
 1/31/2005                    $15,013                       $12,711
 2/28/2005                    $16,327                       $13,827
  3/1/2005                    $15,174                       $12,916
 4/30/2005                    $14,890                       $12,572
 5/31/2005                    $15,426                       $13,015
 6/30/2005                    $16,037                       $13,464
 7/31/2005                    $17,219                       $14,417
 8/31/2005                    $17,562                       $14,547
 9/30/2005                    $19,116                       $15,903
10/31/2005                    $17,944                       $14,864
11/30/2005                    $19,385                       $16,095
12/31/2005                    $20,738                       $17,048
 1/31/2006                    $23,331                       $18,963
 2/28/2006                    $22,761                       $18,944
 3/31/2006                    $23,212                       $19,114
 4/30/2006                    $25,568                       $20,478
 5/31/2006                    $22,750                       $18,337
 6/30/2006                    $22,919                       $18,298
 7/31/2006                    $23,416                       $18,572
 8/31/2006                    $23,992                       $19,055
 9/30/2006                    $24,314                       $19,215
10/31/2006                    $25,641                       $20,128
11/30/2006                    $27,113                       $21,628
12/31/2006                    $28,165                       $22,603

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE IN CLASS A SHARES OF RS EMERGING MARKETS FUND AND IN THE MSCI EMF INDEX. THE STARTING POINT OF $9,525 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX BEGINS AT $10,000. PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 6, 1997, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS INVESTMENT QUALITY BOND FUND

CO-PORTFOLIO MANAGER
HOWARD W. CHIN

CO-PORTFOLIO MANAGER
ROBERT J. CRIMMINS, JR.

FUND PHILOSOPHY

RS INVESTMENT QUALITY BOND FUND SEEKS A HIGH LEVEL OF CURRENT INCOME AND CAPITAL APPRECIATION WITHOUT UNDUE RISK TO PRINCIPAL. THE FUND NORMALLY DIVERSIFIES ITS ASSET ALLOCATIONS BROADLY AMONG THE DEBT SECURITIES MARKETS BUT MAY EMPHASIZE SOME SECTORS OVER OTHERS BASED ON THEIR ATTRACTIVENESS RELATIVE TO ONE ANOTHER.

INVESTMENT PROCESS

The Fund normally invests at least 80% of the Fund's net assets (plus the amount if any, of the Fund's borrowings for investment purposes) in different kinds of investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund's investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors.

PERFORMANCE

The Fund had a total return of 4.08% for the year ended December 31, 2006 as compared to the average fund in the Lipper Investment Grade peer group, which returned 4.06% for the same period. (The peer group consisted of 486 other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years.) In contrast, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index(1), which measures the taxable fixed income market, returned 4.33%. The corresponding results for the fourth quarter were 1.22%, 1.27% and 1.24%, respectively.

PORTFOLIO REVIEW

2006 may have marked a turning point in Federal Reserve policy regarding interest rate hikes. After increasing interest rates eight times in 2005, the Federal Reserve ("the Fed") did so four more times in 2006 at their first four meetings of the year. However, the tightening pattern was broken in August when they declined to raise rates again. The Fed has held to a wait-and-see posture in the three meetings since then. The Fed Funds rate remains at 5.25% and may stay there for a while as the Fed ponders the course of the economy and inflation in upcoming economic data releases.

As a result of this apparent policy shift, all investment grade segments of the taxable fixed income market performed well in 2006, posting positive nominal returns while the "spread" sectors (corporate bonds, agency debentures, residential and commercial mortgage-related securities) handily beat their comparable duration Treasury benchmarks across the board. However, it was not a smooth one-way path to strong outperformance in 2006 as the first half of the year was very different from the second half. Most yields increased in the first half as the Fed raised rates in four 0.25% increments even as investors became concerned that the new Fed under Ben Bernanke would over-tighten monetary policy in an effort to bolster its inflation fighting credibility. However, once the Fed paused at its August meeting and took no action in September, the market became more convinced the Fed would stay in this mode for an extended period. (In fact, some investors believed the Fed would cut rates as early as the first quarter of 2007.) The market rallied sharply as a result, but not to the extent where it completely offset the yield increases experienced in the first half.

Specifically, the yield on 2-year Treasuries increased by 0.41% in 2006 to finish the year at 4.81% while the yield on the 10-year Treasuries increased by 0.31%, ending at 4.71% for a further 0.1% inversion of the yield curve (to -0.11%) between these two benchmark maturities. The yield curve was slightly inverted (-0.01%) at the start of 2006. The 2-year's yield was

----------
(1) The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Unlike the Fund, the index does not incur fees or expenses.

influenced by the higher Fed Funds rate while continued strong buying by overseas investors dampened the relative upward pressure on longer maturity yields. Despite these yield increases, it is important to note that 10-year and shorter maturity Treasuries posted positive returns in 2006. For example, the returns for 2- and 10-year Treasuries were 3.71% and 1.34% while the 30-year Treasury bond returned -1.10% as the positive contribution of the bonds' coupon payments partially offset the effects of rising yields.

As mentioned earlier, each of the "spread" sectors fared very well in 2006 and outperformed their Treasury benchmarks. Unlike more typical years where some sectors outperform while others underperform, 2006 was unusual in that all taxable fixed income sectors outperformed during the year. It was just a matter of how much each sector outperformed Treasuries.

Overall, the Lehman Brothers Aggregate Bond Index returned 4.33% on a nominal basis and had 0.85% of excess return with strong contributions from Mortgage-Backed Securities (MBS), corporate bonds and Commercial Mortgage-Backed Securities (CMBS). These sectors had nominal returns of 5.22%, 4.26%, and 4..73% and excess returns of 1.22%, 1.19%, and 1.37%, respectively. Within the corporate bond sector, the BBB-rated segment was the best performing with 1..54% of excess return while single-As and double-AAs had 1.14% and 1.08%, respectively. The REIT and insurance sectors were the leaders within the corporate sector, posting 2.18% and 1.97% of excess returns respectively. Even the worst performing sector (Agency debentures) provided 0.75% of excess return and a 4.37% return on a nominal basis. In contrast, the Treasury sector returned just 3.08% in 2006.

Fixed income also did well in the fourth quarter. With the exception of Treasuries, each sector returned 1.1% - 1.6% on a nominal basis, but more importantly, each outperformed Treasuries by a wide margin. In many cases, the lion's share of a given sector's 2006 performance came in the fourth quarter. For example, the two best performing sectors in the fourth quarter (corporate bonds and MBS) provided 0.61% and 0.59% of excess return, respectively, relative to their full year results of 1.19% and 1.22%. Similarly, agency debentures added 0.24% of the year's 0.75% during the fourth quarter. In contrast, CMBS continued to exhibit consistent excess returns, eking out another 0.42% in the fourth quarter versus a 2006 result of 1.37%.

The Fund underperformed its benchmark by 0.25% in 2006 as our underweights in the corporate bonds (22% market value vs. 23% in the Index) and MBS (30% vs.. 35% in the Index) caused the Fund to lag.

At the beginning of 2006, we believed the corporate bond sector was fully valued, leaving very little room for any further spread tightening, but this fundamental outlook was offset by strong demand for corporate bonds from investors (both domestic and overseas) who had been underweighted earlier in the year. (Investor concerns about the sector were also eased by continued reports of strong corporate profitability.) We were also concerned about the prospects for corporate merger and acquisition activity and leveraged buyouts (LBO). We thought such activity would have a substantial negative impact on a firm's outstanding debt. As a result, we believed a close-to-shore and widely diversified approach to credit exposure would be the most prudent. That said, the Fund was not able to totally avoid LBO risk in 2006. We owned Harrah's'
(HET) bonds, which widened by 2.00% after the company agreed to be taken over by two private equity firms. However, our holdings in HET only made up 0.11% of the Fund.

The effect of our underweight in MBS was partially mitigated by our intra-sector asset allocation decisions. We decided to invest the majority of our MBS exposure in the 30-year conventional sector while underweighting 30-year GNMAs and the entire 15-year sector. This proved to be a good decision as the 30-year conventional sector posted 1.51% of excess returns in 2006 while GNMAs and 15-year MBS outperformed by only 0.42% and 0.74%, respectively.

The largest overweight in the Fund for 2006 was in CMBS where we held a substantial overweight for the entire year. We believed the very strong credit fundamentals were undervalued (especially relative to competing sectors) and entered the year with an overweighted position. We increased our holdings during the year and by year's end, the sector made up about 15% of the Fund versus the 5% allocation in the Index.

This overweighted exposure contributed significantly to the Fund's performance and mitigated the effects of our underweights in corporate bonds and MBS.

OUTLOOK

Following the 2.0% growth rate for real GDP in the third quarter after readings of 5.6% and 2.6% earlier in the year, we believe the economy is poised to continue to grow at a modest pace, most likely in the range of 2.5-2.75% in the first half of 2007. This level is a bit below the potential for the economy but clearly robust enough to ease any concerns the economy might tip over into a recession or experience very slow growth.

The U.S. economy still relies on the consumer and the factors affecting consumer spending are all leaning in the consumer's favor. Employment appears to be on a solid footing. Jobs increased by over 170,000 per month in the fourth quarter of 2006 while the unemployment rate is down to 4.5%. We are also beginning to see signs of a rebound in the housing market. Inventories are shrinking and while sales are still well below the torrid levels seen in 2005, we saw a pickup in sales of new and existing homes at the end of 2006. The recent drop in rates is supportive of housing values and perhaps more importantly, homeowners will be able to access the equity in their homes to finance their spending. Mortgage equity withdrawal was a key contributor to consumer spending in 2006 and is likely to continue (albeit at a more modest pace) in 2007. Finally, the strong performance of the equity markets in 2006 led to increased consumer wealth, stronger personal balance sheets and a more positive outlook on the future, all key factors in determining consumer behavior.

Recent inflation data has become more encouraging, but core inflation (excluding the more volatile food and energy components) is likely to stay above the Fed's comfort zone in the near term. We believe the U.S. and global economy will continue to grow, placing a greater demand on both labor and energy resources, so we expect inflation to be sticky, but unlikely to increase such that it becomes a general concern.

Thank you for your continued support.


/s/ Howard W. Chin                      /s/ Robert J. Crimmins, Jr.
-----------------------------------     ----------------------------------------
Howard W. Chin                          Robert J. Crimmins, Jr.
Co-Portfolio Manager                    Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

AN INVESTMENT IN A BOND FUND EXPOSES YOU TO THE GENERAL RISK OF INVESTING IN DEBT MARKETS. THESE RISKS INCLUDE INTEREST RATE RISK, CREDIT RISK AND PREPAYMENT RISK. WHEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL, AND WHEN INTEREST RATES FALL, BOND PRICES GENERALLY RISE. CURRENTLY, INTEREST RATES ARE AT RELATIVELY LOW LEVELS. PLEASE KEEP IN MIND THAT IN THIS KIND OF ENVIRONMENT, THE RISK THAT BOND PRICES MAY FALL WHEN INTEREST RATES RISE IS POTENTIALLY GREATER.

ASSETS UNDER MANAGEMENT: $114,081,079               DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION

                                     [CHART]

                               RS INVESTMENT QUALITY     RS INVESTMENT QUALITY
                             BOND FUND AS OF 12/31/06   BOND FUND AS OF 6/30/06
                             ------------------------   ------------------------
Mortgage Backed Securities             18.65%                   24.34%
Corporate Notes/Bonds                  22.54%                   20.93%
Taxable Municipals                      0.16%                    0.00%
CMOs                                   24.73%                   15.91%
Asset Backed Securities                 9.56%                   12.25%
CMBS                                   14.73%                   11.29%
Treasury Notes/Bonds                    4.31%                    9.21%
U.S. Agencies                           4.03%                    4.36%
Short-Term                              1.29%                    1.71%

TOP TEN HOLDINGS(1)

                                                                  PERCENTAGE OF
COMPANY                                COUPON   MATURITY DATE   TOTAL NET ASSETS
--------------------------------------------------------------------------------
FHLMC                                  5.500%     12/1/2036          2.60%
Countrywide Home Loans                 5.500%    10/25/2035          2.33%
FHLB                                   5.125%     7/17/2018          2.18%
FNMA                                   5.000%      4/1/2034          2.12%
J.P. Morgan Mtg. Tr.                   6.000%     9/25/2035          2.08%
FHLMC                                  5.500%     9/15/2035          1.98%
Banc of America Funding Corp.          5.500%     1/25/2036          1.94%
Banc of America Alternative Loan Tr.   6.000%     2/25/2034          1.82%
FNMA                                   6.500%      8/1/2036          1.70%
FHLMC                                  5.500%     12/1/2035          1.69%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                       1-YEAR     3-YEAR       5-YEAR       10-YEAR     ANNUALIZED
                                           INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE
                                              DATE     RETURN     RETURN       RETURN       RETURN      INCEPTION
--------------------------------------------------------------------------------------------------------------------
RS Investment Quality Bond Fund, Class A
   with maximum sales charge                2/16/93     0.18%      2.10%       3.98%         5.31%         5.21%
   without sales charge                     2/16/93     4.08%      3.41%       4.78%         5.71%         5.50%
--------------------------------------------------------------------------------------------------------------------
RS Investment Quality Bond Fund, Class B
   with sales charge                         8/7/00     0.20%      1.97%       3.81%           --          5.02%
   without sales charge                      8/7/00     3.20%      2.61%       3.98%           --          5.02%
--------------------------------------------------------------------------------------------------------------------
RS Investment Quality Bond Fund, Class C
   with sales charge                         8/7/00     2.20%      2.61%       3.98%           --          5.02%
   without sales charge                      8/7/00     3.20%      2.61%       3.98%           --          5.02%
--------------------------------------------------------------------------------------------------------------------
RS Investment Quality Bond Fund, Class K
   with sales charge                        5/15/01     3.67%      3.00%       4.36%           --          4.81%
   without sales charge                     5/15/01     3.67%      3.00%       4.36%           --          4.81%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                    4.33%      3.70%       5.06%         6.24%         6.31%
                                                                                                       Since Class A
                                                                                                          shares
                                                                                                         inception
--------------------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN INVESTMENT QUALITY BOND FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 3.75% EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. TOTAL RETURN FIGURES REFLECT AN EXPENSE LIMITATION IN EFFECT DURING THE PERIODS SHOWN; WITHOUT SUCH LIMITATION, THE PERFORMANCE SHOWN WOULD HAVE BEEN LOWER.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/31/96

                                     [CHART]

             RS INVESTMENT QUALITY BOND FUND,   LEHMAN BROTHERS AGGREGATE
                       CLASS A SHARES                   BOND INDEX
             --------------------------------   -------------------------
12/31/1996                 9625                           10000
 1/31/1997                 9669                           10031
 2/28/1997                 9700                           10055
 3/31/1997                 9590                            9944
 4/30/1997                 9711                           10093
 5/30/1997                 9792                           10188
 6/30/1997                 9924                           10309
 7/31/1997                10189                           10587
 8/29/1997                10095                           10497
 9/30/1997                10228                           10652
10/31/1997                10320                           10806
11/28/1997                10347                           10856
12/31/1997                10437                           10965
 1/30/1998                10580                           11106
 2/27/1998                10571                           11098
 3/31/1998                10609                           11136
 4/30/1998                10657                           11194
 5/29/1998                10749                           11300
 6/30/1998                10840                           11396
 7/31/1998                10857                           11420
 8/31/1998                11027                           11606
 9/30/1998                11227                           11878
10/30/1998                11207                           11815
11/30/1998                11230                           11882
12/31/1998                11260                           11918
 1/29/1999                11341                           12003
 2/26/1999                11147                           11793
 3/31/1999                11217                           11859
 4/30/1999                11253                           11896
 5/31/1999                11142                           11792
 6/30/1999                11098                           11755
 7/31/1999                11047                           11705
 8/31/1999                11044                           11699
 9/30/1999                11181                           11834
10/31/1999                11176                           11878
11/30/1999                11172                           11877
12/31/1999                11146                           11820
 1/31/2000                11106                           11781
 2/29/2000                11246                           11924
 3/31/2000                11330                           12081
 4/30/2000                11269                           12046
 5/31/2000                11293                           12041
 6/30/2000                11538                           12291
 7/31/2000                11613                           12403
 8/31/2000                11775                           12583
 9/30/2000                11840                           12662
10/31/2000                11869                           12745
11/30/2000                11984                           12954
12/31/2000                12238                           13194
 1/31/2001                12490                           13410
 2/28/2001                12584                           13527
 3/31/2001                12639                           13595
 4/30/2001                12591                           13538
 5/31/2001                12660                           13620
 6/30/2001                12675                           13671
 7/31/2001                12980                           13977
 8/31/2001                13128                           14137
 9/30/2001                13288                           14302
10/31/2001                13549                           14601
11/30/2001                13386                           14400
12/31/2001                13281                           14308
 1/31/2002                13402                           14424
 2/28/2002                13536                           14564
 3/31/2002                13303                           14322
 4/30/2002                13535                           14599
 5/31/2002                13659                           14723
 6/30/2002                13741                           14851
 7/31/2002                13862                           15030
 8/31/2002                14106                           15284
 9/30/2002                14335                           15531
10/31/2002                14266                           15460
11/30/2002                14224                           15456
12/31/2002                14509                           15776
 1/31/2003                14512                           15789
 2/28/2003                14719                           16008
 3/31/2003                14731                           15995
 4/30/2003                14884                           16127
 5/31/2003                15142                           16428
 6/30/2003                15139                           16395
 7/31/2003                14604                           15844
 8/31/2003                14702                           15949
 9/30/2003                15087                           16371
10/31/2003                14971                           16219
11/30/2003                15016                           16258
12/31/2003                15166                           16423
 1/31/2004                15294                           16555
 2/29/2004                15451                           16734
 3/31/2004                15578                           16860
 4/30/2004                15170                           16421
 5/31/2004                15079                           16355
 6/30/2004                15168                           16448
 7/31/2004                15316                           16611
 8/31/2004                15591                           16928
 9/30/2004                15639                           16974
10/31/2004                15764                           17116
11/30/2004                15643                           16979
12/31/2004                15790                           17136
 1/31/2005                15888                           17243
 2/28/2005                15797                           17141
  3/1/2005                15705                           17053
 4/30/2005                15930                           17284
 5/31/2005                16078                           17471
 6/30/2005                16183                           17566
 7/31/2005                16042                           17407
 8/31/2005                16221                           17630
 9/30/2005                16054                           17448
10/31/2005                15926                           17310
11/30/2005                15978                           17387
12/31/2005                16116                           17552
 1/31/2006                16106                           17553
 2/28/2006                16179                           17611
 3/31/2006                16002                           17438
 4/30/2006                15958                           17407
 5/31/2006                15934                           17388
 6/30/2006                15961                           17425
 7/31/2006                16175                           17661
 8/31/2006                16422                           17931
 9/30/2006                16570                           18088
10/31/2006                16668                           18208
11/30/2006                16866                           18419
12/31/2006                16773                           18312

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE 10 YEARS AGO IN CLASS A SHARES OF RS INVESTMENT QUALITY BOND FUND AND IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE STARTING POINT OF $9,625 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 3.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX BEGINS AT $10,000. PERFORMANCE FOR CLASS B AND CLASS C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000, AND FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS LOW DURATION BOND FUND

CO-PORTFOLIO MANAGER
HOWARD W. CHIN

CO-PORTFOLIO MANAGER
ROBERT J. CRIMMINS, JR.

FUND PHILOSOPHY

RS LOW DURATION BOND FUND SEEKS HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH A PRESERVATION OF CAPITAL. THE FUND SEEKS TO MAINTAIN A LOW DURATION BUT MAY LENGTHEN OR SHORTEN ITS DURATION WITHIN ITS RANGE TO REFLECT CHANGES IN THE OVERALL COMPOSITION OF THE INVESTMENT GRADE DEBT MARKETS.

INVESTMENT PROCESS

The Fund normally invests at least 80% of the Fund's net assets (plus the amount, if any, of the Fund's borrowings for investment purposes) in different kinds of debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund tends to have an average maturity within a range of one and three years, with a typical duration of between one and three years. The Fund's investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities market, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other.

PERFORMANCE

The Fund had a total return of 4.16% for the year ended December 31, 2006 as compared to the average fund in the Lipper Short Investment Grade peer group, which returned 4.17% for the same period. (The peer group consisted of 235 other mutual funds that invest primarily in investment grade debt with average maturities of one to three years.) In contrast, the Fund's benchmark, the Lehman Brothers U. S. Government 1-3 Year Bond Index(1), returned 4.12%. The corresponding results for the fourth quarter were 1.08%, 1.13%, and 0.98%, respectively.

PORTFOLIO REVIEW

2006 may have marked a turning point in Federal Reserve policy regarding interest rate hikes. After increasing interest rates eight times in 2005, the Federal Reserve (the "Fed") did so four more times in 2006 at their first four meetings of the year. However, the tightening pattern was broken in August when they declined to raise rates again. The Fed has held to a wait-and-see posture in the three meetings since then. The Fed Funds rate remains at 5.25% and may stay there for a while as the Fed ponders the course of the economy and inflation in upcoming economic data releases.

As a result of this apparent policy shift, all investment grade segments of the taxable fixed income market performed well in 2006, posting positive nominal returns while the "spread" sectors (corporate bonds, agency debentures, residential and commercial mortgage-related securities) handily beat their comparable duration Treasury benchmarks across the board. However, it was not a smooth one-way path to strong outperformance in 2006 as the first half of the year was very different from the second half. Most yields increased in the first half as the Fed raised rates in four 0.25% increments even as investors became concerned the new Fed under Ben Bernanke would over-tighten monetary policy in an effort to bolster its inflation fighting credibility. However, once the Fed paused at its August meeting and took no action in September, the market became more convinced the Fed would stay in this mode for an extended period. (In fact, some investors believed the Fed would cut rates as early as the first quarter of 2007.) The market rallied sharply as a result, but not to the extent where it completely offset the yield increases experienced in the first half.

----------
(1) The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. Unlike the Fund, the index does not incur fees or expenses.

Specifically, the yield on 2-year Treasuries increased by 0.41% in 2006 to finish the year at 4.81% while the yield on the 10-year Treasuries increased by 0.31%, ending at 4.71% for a further 0.10% inversion of the yield curve (to -0.11%) between these two benchmark maturities. The yield curve was slightly inverted (-.01%) at the start of 2006. The 2-year's yield was influenced by the higher Fed Funds rate while continued strong buying by overseas investors dampened the relative upward pressure on longer maturity yields. Despite these yield increases, it is important to note that 10-year and shorter maturity Treasuries posted positive returns in 2006. For example, the returns for 2- and 10-year Treasuries were 3.71% and 1.34% while the 30-year Treasury bond returned -1.10% as the positive contribution of the bonds' coupon payments partially offset the effects of rising yields.

As mentioned earlier, each of the "spread" sectors fared very well in 2006 and outperformed their Treasury benchmarks. Unlike more typical years where some sectors outperform while others underperform, 2006 was unusual in that all taxable fixed income sectors outperformed during the year. It was just a matter of how much each sector outperformed Treasuries.

Mortgage-Backed Securities (MBS), corporate bonds and Commercial Mortgage-Backed Securities (CMBS) -- the three best performing sectors in 2006 -- had nominal returns of 5.22%, 4.26%, and 4.73% and excess returns of 1.22%, 1.19%, and 1.37%, respectively. Within the corporate bond sector, the BBB-rated segment was the best performing with 1.54% of excess return while single-As and double-AAs had 1.14% and 1.08% respectively. The REIT and insurance sectors were the leaders within the corporate sector, posting 2.18% and 1.97% of excess returns respectively. Asset-Backed Securities (ABS) provided 4.70% in nominal returns while outperforming comparable Treasuries by 0.87%. Even the worst performing sector (agency debentures) provided 0.75% of excess return and a 4.37% return on a nominal basis. On the other hand, the Treasury sector overall returned just 3.08% in 2006, which stands in sharp contrast to the 4.12% posted by our benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index.

Fixed income also did well in the fourth quarter. With the exception of Treasuries, each sector returned 1.1% - 1.6% on a nominal basis, but more importantly, each outperformed Treasuries by a wide margin. In many cases, the lion's share of a given sector's 2006 performance came in the fourth quarter. For example, the two best performing sectors in the fourth quarter (corporate bonds and MBS) provided 0.61% and 0.59% of excess return, respectively, relative to their full year results of 1.19% and 1.22%. Similarly, agency debentures added 0.24% of the year's 0.75% during the fourth quarter. In contrast, CMBS continued to exhibit consistent excess returns, eking out another 0.42% in the fourth quarter versus a 2006 result of 1.37%.

The Fund outperformed its benchmark by 0.04% in 2006 as our holdings in corporate bonds and securitized products (MBS, ABS and CMBS) provided greater incremental yield spread (and performance) relative to Treasuries and agency debentures.

Thirty-five percent of the Fund is invested in corporate bonds, and we focused our attention on short maturity (one to two years) securities with attractive breakeven spreads. The one to three year corporate sub-sector provided 0.70% of excess return in 2006. One of the primary concerns in the corporate bond market in 2006 was leveraged buyout (LBO) risk, where the purchase of a given company would adversely affect the firm's outstanding debt. The wide spreads of short maturity corporates provided a cushion in the event of an LBO event.

About 19% of the Fund is invested in ABS with over half of it devoted to home equity loan securities. This sub-sector was the second-best performing within the ABS sector in 2006 with 1.45% of excess returns and compared quite favorably with the 0.87% the ABS sector returned as a whole.

Our third largest sector allocation was the CMBS sector, which made up 13% of the Fund. As noted earlier, the CMBS sector as a whole returned 1.37% of excess return in 2006 while the shorter-duration 1-3.5 year AAA-rated sub-sector contributed 0.76%.

OUTLOOK

Following the 2.0% growth rate for real GDP in the third quarter after readings of 5.6% and 2.6% earlier in the year, we believe the economy is poised to continue to grow at a modest pace, most likely in the range of 2.5% - 2.75% in the first half of 2007. This level is a bit below the potential for the economy but clearly robust enough to ease any concerns the economy might tip over into a recession or experience very slow growth.

The U.S. economy still relies on the consumer and the factors affecting consumer spending are all leaning in the consumer's favor. Employment appears to be on a solid footing. Jobs increased by over 170,000 per month in the fourth quarter of 2006 while the unemployment rate is down to 4.5%. We are also beginning to see signs of a rebound in the housing market. Inventories are shrinking and while sales are still well below the torrid levels seen in 2005, we saw a pickup in sales of new and existing homes at the end of 2006. The recent drop in rates is supportive of housing values and perhaps more importantly, homeowners will be able to access their homes' equity to finance their spending. Mortgage equity withdrawal was a key contributor to consumer spending in 2006 and is likely to continue (albeit at a more modest pace) in 2007. Finally, the strong performance of the equity markets in 2006 led to increased consumer wealth, stronger personal balance sheets and a more positive outlook on the future, all key factors in determining consumer behavior.

Recent inflation data have become more encouraging, but core inflation (excluding the more volatile food and energy components) is likely to stay above the Fed's comfort zone in the near term. We believe the U.S. and global economy will continue to grow, placing a greater demand on both labor and energy resources, so we expect inflation to be sticky, but unlikely to increase such that it becomes a general concern.

Thank you for your continued support.


/s/ Howard W. Chin               /s/ Robert J. Crimmins, Jr.
------------------------------   ---------------------------------
Howard W. Chin                   Robert J. Crimmins, Jr.
Co-Portfolio Manager             Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

AN INVESTMENT IN A BOND FUND EXPOSES YOU TO THE GENERAL RISK OF INVESTING IN DEBT MARKETS. THESE RISKS INCLUDE INTEREST RATE, RISK, CREDIT RISK AND PREPAYMENT RISK. BOND FUNDS ARE SUBJECT TO INTEREST RATE RISK. WHEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL, AND WHEN INTEREST RATES FALL, BOND PRICES GENERALLY RISE. CURRENTLY, INTEREST RATES ARE AT RELATIVELY LOW LEVELS. PLEASE KEEP IN MIND THAT IN THIS KIND OF ENVIRONMENT, THE RISK THAT BOND PRICES MAY FALL WHEN INTEREST RATES RISE IS POTENTIALLY GREATER.

ASSETS UNDER MANAGEMENT: $35,548,583    DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION

                                    [CHART]

                          RS LOW DURATION BOND   RS LOW DURATION BOND
                           FUND AS OF 6/30/06     FUND AS OF 12/31/06
                          --------------------   --------------------
Corporate Notes/Bonds            28.39%                 35.09%
Asset Backed Securities          24.46%                 18.62%
CMBS                             15.21%                 13.41%
US Agencies                      12.16%                 17.58%
CMOs                              9.21%                 10.19%
Treasury Notes/Bonds              6.56%                  4.48%
Short-Term                        4.01%                  0.63%

TOP TEN HOLDINGS(1)

                                             MATURITY     PERCENTAGE OF
COMPANY                           COUPON       DATE      TOTAL NET ASSETS
-------------------------------------------------------------------------
FNMA                               5.125%    4/15/2011       5.10%
FHLMC                              4.000%   12/15/2009       3.78%
FNMA                               3.875%    2/15/2010       2.51%
FNMA                               5.000%   10/15/2011       2.14%
Morgan Stanley Capital I           7.002%   12/15/2031       2.00%
U.S. Treasury Notes                4.500%   11/30/2011       1.81%
Chase Comm'l. Mtg. Secs. Corp.     6.390%   11/18/2030       1.64%
World Omni Auto Receivables Tr.    3.820%   11/12/2011       1.62%
FHLMC                              3.150%   12/16/2008       1.58%
Ford Credit Auto Owner Tr.         4.380%    1/15/2010       1.57%

----------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                                           ANNUALIZED
                                                  1-YEAR     3-YEAR         RETURN
                                      INCEPTION    TOTAL   ANNUALIZED        SINCE
                                        DATE      RETURN     RETURN        INCEPTION
----------------------------------------------------------------------------------------
RS Low Duration Bond Fund, Class A
   with maximum sales charge           7/30/03     1.82%      1.51%           1.61%
   without sales charge                7/30/03     4.16%      2.28%           2.29%
----------------------------------------------------------------------------------------
RS Low Duration Bond Fund, Class B
   with sales charge                   7/30/03     0.38%      0.86%           0.95%
   without sales charge                7/30/03     3.38%      1.51%           1.52%
----------------------------------------------------------------------------------------
RS Low Duration Bond Fund, Class C
   with sales charge                   7/30/03     2.38%      1.51%           1.52%
   without sales charge                7/30/03     3.38%      1.51%           1.52%
----------------------------------------------------------------------------------------
RS Low Duration Bond Fund, Class K
   with sales charge                   7/30/03     3.74%      1.87%           1.88%
   without sales charge                7/30/03     3.74%      1.87%           1.88%
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Government 1-3
   Year Bond Index                                 4.12%      2.30%           2.30%
                                                                         Since Class A
                                                                        shares inception
----------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN LOW DURATION BOND FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 2.25%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. TOTAL RETURN FIGURES REFLECT AN EXPENSE LIMITATION IN EFFECT DURING THE PERIODS SHOWN; WITHOUT SUCH LIMITATION, THE PERFORMANCE SHOWN WOULD HAVE BEEN LOWER.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/30/03

                                     [CHART]

              RS LOW       RS LOW       RS LOW       RS LOW
             DURATION      DURATION     DURATION     DURATION    LEHMAN BROTHERS
             BOND FUND,   BOND FUND,   BOND FUND,   BOND FUND,   U.S. GOVERNMENT
              CLASS A      CLASS B      CLASS C      CLASS K        1-3 YEAR
              SHARES       SHARES       SHARES       SHARES        BOND INDEX
             ----------   ----------   ----------   ----------   ---------------
 7/30/2003     $ 9,775      $10,000      $10,000      $10,000        $10,000
 7/31/2003     $ 9,736      $ 9,960      $ 9,960      $ 9,960        $ 9,974
 8/31/2003     $ 9,736      $ 9,954      $ 9,954      $ 9,957        $ 9,978
 9/30/2003     $ 9,849      $10,063      $10,062      $10,069        $10,079
10/31/2003     $ 9,816      $10,023      $10,023      $10,032        $10,038
11/30/2003     $ 9,815      $10,015      $10,016      $10,027        $10,036
12/31/2003     $ 9,872      $10,066      $10,067      $10,081        $10,095
 1/31/2004     $ 9,899      $10,087      $10,088      $10,106        $10,119
 2/29/2004     $ 9,957      $10,141      $10,142      $10,162        $10,172
 3/31/2004     $ 9,995      $10,172      $10,174      $10,197        $10,205
 4/30/2004     $ 9,905      $10,075      $10,076      $10,102        $10,102
 5/31/2004     $ 9,883      $10,047      $10,047      $10,077        $10,090
 6/30/2004     $ 9,893      $10,050      $10,051      $10,083        $10,090
 7/31/2004     $ 9,931      $10,082      $10,083      $10,118        $10,131
 8/31/2004     $ 9,999      $10,145      $10,147      $10,184        $10,205
 9/30/2004     $ 9,999      $10,138      $10,140      $10,180        $10,197
10/31/2004     $10,028      $10,161      $10,163      $10,206        $10,232
11/30/2004     $ 9,977      $10,103      $10,105      $10,151        $10,181
12/31/2004     $10,006      $10,127      $10,128      $10,177        $10,203
 1/31/2005     $10,006      $10,120      $10,121      $10,173        $10,201
 2/28/2005     $ 9,986      $10,094      $10,096      $10,151        $10,180
  3/1/2005     $ 9,968      $10,069      $10,070      $10,129        $10,177
 4/30/2005     $10,012      $10,107      $10,109      $10,170        $10,237
 5/31/2005     $10,056      $10,145      $10,146      $10,211        $10,279
 6/30/2005     $10,091      $10,174      $10,176      $10,244        $10,299
 7/31/2005     $10,056      $10,132      $10,134      $10,205        $10,270
 8/31/2005     $10,113      $10,183      $10,185      $10,259        $10,335
 9/30/2005     $10,086      $10,150      $10,152      $10,228        $10,308
10/31/2005     $10,083      $10,140      $10,142      $10,222        $10,305
11/30/2005     $10,101      $10,163      $10,165      $10,247        $10,339
12/31/2005     $10,139      $10,185      $10,187      $10,273        $10,379
 1/31/2006     $10,167      $10,207      $10,209      $10,299        $10,399
 2/28/2006     $10,176      $10,210      $10,211      $10,304        $10,410
 3/31/2006     $10,185      $10,213      $10,214      $10,310        $10,423
 4/30/2006     $10,214      $10,236      $10,237      $10,337        $10,457
 5/31/2006     $10,226      $10,241      $10,242      $10,345        $10,471
 6/30/2006     $10,238      $10,247      $10,248      $10,354        $10,491
 7/31/2006     $10,314      $10,317      $10,318      $10,428        $10,570
 8/31/2006     $10,390      $10,387      $10,388      $10,502        $10,647
 9/30/2006     $10,447      $10,438      $10,439      $10,557        $10,702
10/31/2006     $10,494      $10,479      $10,479      $10,601        $10,747
11/30/2006     $10,544      $10,523      $10,523      $10,649        $10,803
12/31/2006     $10,559      $10,330      $10,531      $10,659        $10,807

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS K SHARES OF RS LOW DURATION BOND FUND AND IN THE LEHMAN BROTHERS U.S. GOVERNMENT 1-3 YEAR BOND INDEX. THE STARTING POINT OF $9,775 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 2..25% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND.. THE INDEX, CLASS B, CLASS C AND CLASS K SHARES BEGIN AT $10,000. FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 2% WAS IMPOSED AT THE END OF THE PERIOD.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS HIGH YIELD BOND FUND

PORTFOLIO MANAGER
HO WANG

FUND PHILOSOPHY

RS HIGH YIELD BOND FUND SEEKS CURRENT INCOME BY INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "HIGH YIELD" SECURITIES. CAPITAL APPRECIATION IS A SECONDARY OBJECTIVE.

INVESTMENT PROCESS

The Fund normally invests at least 80% of the Fund's net assets (plus amount, if any, of the Fund's borrowings for investment purposes) in high-yield corporate bonds, convertible bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or, if unrated, have been determined by Guardian Investor Services (GIS) to be of comparable quality. The investment team considers several factors in purchasing and selling securities, such as issuer's earnings patterns, financial history, management and general prospects, relative to the price of the security.

PERFORMANCE

RS High Yield Bond Fund returned 3.70% in the fourth quarter of 2006 and 9.14% for the year. The Fund underperformed its benchmark, the Lehman Brothers Corporate High Yield Index(1) by 0.50% in the fourth quarter and 2.71% for the year ended December 31, 2006.

The high yield market started with a positive tone with good results for the first four months returning 3.52%. A retrenchment took place in the May/June period, where the return was 0.01%, attributable to inflation concerns, murky Fed interest rate direction and equity market volatility. The second half finished strong with a total return for the year of 11.85% for the Index, the second best year since 1997. As a result, high yield bonds outperformed every other fixed income instrument.

U.S. dollar-denominated new issuance set a new record. We believe liquidity in the market improved dramatically due to positive high yield mutual fund inflows, $48 billion of coupon payments and participation from other investment sources including hedge funds, international investors and investment grade players.

PORTFOLIO REVIEW

2006 may have marked a turning point in Federal Reserve policy regarding interest rate hikes. After increasing interest rates eight times in 2005, the Federal Reserve (the Fed) did so four more times in 2006 at their first four meetings of the year. However, the tightening pattern was broken in August when they declined to raise rates again. The Fed has held a wait-and-see posture in the three meetings since then. The Fed Funds rate remains at 5.25% and may stay there for a while as the Fed ponders the course of the economy and inflation in upcoming economic data releases.

As stated above, the below investment grade corporate segment of the taxable fixed income market as represented by the Lehman Brothers High Yield Index performed well in 2006, returning 11.85%. High yield bonds outperformed every other fixed income investment on a nominal basis with lower quality credits outperforming higher quality credits.

The automotive sector started the year comprising 14.3% of the Lehman Brothers High Yield Index, the largest single industry sector, thanks to General Motors/General Motors Acceptance Corp. (GMAC) and Ford Motor Company/Ford Motor Credit Company (FMCC). This sector returned 23.14% for 2006 and was sharply higher in the fourth quarter, returning 5.06%. This was driven by the closing of the GMAC (4.21%)(2) sale to Cerberus and lower perceived bankruptcy risk at FMCC (4.8%)(3) due to a large debt refinancing. Currently, GMAC is the largest single holding in the Fund with FMCC being the second

----------
(1) The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-dominated high-yield debt market. Unlike the Fund, the index does not incur fees or expenses.

(2) Percentage is different from Top Ten Holding because the 4.21% is based on issuer of GMAC, which consists of two securities.

(3) Percentage is different from Top Ten Holding because the 4.8% is based on issuer of Ford Motor Credit Co., which consists of five securities.

largest. Although we outperformed the automotive sector by 0.06% in the quarter, our performance was somewhat constrained by Fund holding restrictions that limit our positions to 5% of any individual credit. Because of this, we were actually underweight in the automotive sector, which currently comprises 12.5% of the Index, with GM/GMAC accounting for 5.7% of that total. By taking longer duration bets and focusing our holdings on GMAC and FMCC, the two best performers in the sector, we were able to overcome the disadvantage and still post positive performance relative to the Index's automotive sector.

The media-cable sector was one of the top performing sectors during 2006, returning 20.37%. During the fourth quarter, this sector returned 7.2% versus a return of 4.2% for the overall Index. Returns appeared to be driven by increased equity valuations in much of the sector as many cable companies have increased penetration for bundled services including digital video, high speed data, and telephony or voice over IP (VOIP). Additionally, we believe equity valuations of high yield cable companies benefited from refinancing as well as having favorable leveraged buyout (LBO) characteristics. The cable sector has limited exposure to economic factors and has fewer secular driven issues, such as advertising. We think these defensive characteristics provide these securities with additional support in a slowing or uncertain economic environment. The Fund's portfolio was skewed toward senior unsecured and senior secured bonds (due to concerns regarding near term debt maturities, potential covenant violations and unsustainable capital structure) instead of subordinated paper which registered greater outperformance by comparison. Restructuring credits, which would have caused unsecured bondholders to be negatively impacted, were able to find refinancing in a very liquid market. Some of these events did not materialize, thereby causing the cable sector to underperform the Index.

Throughout 2006, the Fund was underweight in securities with a credit rating of Caa and lower relative to the Lehman Brothers High Yield Index by approximately 4%-5%. On a credit quality basis, we increased our exposure during the fourth quarter in Caa and lower rated securities from 8.70% to 10.17% and in B rated securities from 52.85% to 54.24%. The BB and higher rated securities were reduced from 38.45% to 35.59%. Although we increased our exposure in Caa securities, we were still underweight in the class as compared to the Lehman Brothers Corporate High Yield Index (10.17% for the Fund vs. 15.79% for the Index). Taking less risk by underweighting the Caa sector hurt the performance of the portfolio by 0.71% for the year and 0.26% for the fourth quarter. During the fourth quarter Caa securities (6.12%) outperformed both Ba (3.55%) and B (4.01%) securities. For the year, Caa securities returned 17.66% as compared to Ba and B returns of 10.07% and 11.22%, respectively.

OUTLOOK

We believe the 2007 high yield market will be affected by various factors including monetary policy, inflation, labor markets, energy and housing. We think a low default rate, inactive monetary policy, accommodative borrowing environment and stable global economic growth point to a cautiously optimistic 2007 outlook.

The corporate releveraging trend will continue to be spurred by private equity sponsors' need to invest capital. Liquidity appears to be ample in the high yield market, which should continue to be receptive toward large LBO transactions seen in 2006 such as HCA Inc., Freescale Semiconductor, Inc. and NXP BV/NXP Funding LLC.

As the credit cycle and slower economy take hold in the second half of 2007, both an increasing default rate and decelerating earnings growth may occur. Risk aversion or flight to quality may recur as evidenced in May and June 2006. Under this scenario, high yield risk appetites may be reduced. Bond issues with stronger covenant protection and more senior standing in the issuer's capital structure may become more appealing.

While we remain positive on the fundamentals of the high yield market into the first half of 2007, we are concerned that the economy and earnings growth may slow as the year progresses. We will, therefore, continue to be opportunistic while closely monitoring both individual credits and the economic trends.

Thank you for your continued support.


/s/ Ho Wang
--------------------------------------
Ho Wang
Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

BOND FUNDS ARE SUBJECT TO INTEREST RATE RISK. WHEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL, AND WHEN INTEREST RATES FALL, BOND PRICES GENERALLY RISE. CURRENTLY, INTEREST RATES ARE AT RELATIVELY LOW LEVELS. PLEASE KEEP IN MIND THAT IN THIS KIND OF ENVIRONMENT, THE RISK THAT BOND PRICES MAY FALL WHEN INTEREST RATES RISE IS POTENTIALLY GREATER. HIGH YIELD BOND INVESTING INCLUDES SPECIAL RISKS. INVESTMENTS IN LOWER RATED AND UNRATED DEBT SECURITIES ARE SUBJECT TO A GREATER LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES.

ASSETS UNDER MANAGEMENT: $84,081,968                DATA AS OF DECEMBER 31, 2006

BOND QUALITY(1)

                                     [CHART]

             RS HIGH YIELD BOND    RS HIGH YIELD BOND
             FUND AS OF 6/30/06   FUND AS OF 12/31/06
             ------------------   -------------------
Short Term          1.68%                 3.24%
A                   2.30%                    0%
BBB                 1.87%                 3.33%
BB                 32.39%                32.74%
B                  54.78%                52.13%
CCC                 6.98%                 8.56%

(1)  Source: Standard and Poor's Ratings Groups

TOP TEN HOLDINGS(2)

                                                             PERCENTAGE OF
COMPANY                           COUPON   MATURITY DATE   TOTAL NET ASSETS
---------------------------------------------------------------------------
General Motors Acceptance Corp.    6.750%     12/1/2014           3.74%
Lyondell Chemical Co.             10.875%      5/1/2009           2.30%
Ford Motor Credit Co.              7.250%    10/25/2011           1.63%
TECO Energy, Inc.                  7.000%      5/1/2012           1.62%
Charter Comm. Hldgs. II           10.250%     9/15/2010           1.58%
Harrahs Operating Co., Inc.        6.500%      6/1/2016           1.53%
Dow Jones Credit Default Index     8.000%    12/29/2011           1.51%
Graphic Packaging Int'l., Inc.     9.500%     8/15/2013           1.28%
Nextel Comm., Inc.                 7.375%      8/1/2015           1.22%
Seneca Gaming Corp.                7.250%      5/1/2012           1.16%

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                    1-YEAR TOTAL   3-YEAR ANNUALIZED   5-YEAR ANNUALIZED   ANNUALIZED RETURN
                                   INCEPTION DATE      RETURN            RETURN             RETURN          SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------
RS High Yield Bond Fund, Class A
   with maximum sales charge             9/1/98         5.05%            5.82%                7.51%             5.08%
   without sales charge                  9/1/98         9.14%            7.18%                8.34%             5.56%
----------------------------------------------------------------------------------------------------------------------------
RS High Yield Bond Fund, Class B
   with sales charge                     9/1/98         5.19%            5.74%                7.39%             4.65%
   without sales charge                  9/1/98         8.19%            6.33%                7.54%             4.65%
----------------------------------------------------------------------------------------------------------------------------
RS High Yield Bond Fund, Class C
   with sales charge                     8/7/00         7.19%            6.33%                7.54%             5.09%
   without sales charge                  8/7/00         8.19%            6.33%                7.54%             5.09%
----------------------------------------------------------------------------------------------------------------------------
RS High Yield Bond Fund, Class K
   with sales charge                    5/15/01         8.71%            6.75%                7.92%             6.88%
   without sales charge                 5/15/01         8.71%            6.75%                7.92%             6.88%
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Corporate High
   Yield Bond Index                                    11.85%            8.49%               10.18%             6.54%
                                                                                                             Since Class A
                                                                                                           shares inception
----------------------------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN HIGH YIELD BOND FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 3.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. TOTAL RETURN FIGURES REFLECT AN EXPENSE LIMITATION IN EFFECT DURING THE PERIODS SHOWN; WITHOUT SUCH LIMITATION, THE PERFORMANCE SHOWN WOULD HAVE BEEN LOWER.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 9/1/98

                                     [CHART]

             RS HIGH YIELD BOND FUND,   RS HIGH YIELD BOND FUND,   LEHMAN BROTHERS CORPORATE
                  CLASS A SHARES             CLASS B SHARES          HIGH YIELD BOND INDEX
             ------------------------   ------------------------   -------------------------
  9/1/1998             $ 9,625                   $10,000                   $10,000
 9/30/1998             $ 9,994                   $10,362                   $10,075
10/30/1998             $10,001                   $10,366                   $ 9,868
11/30/1998             $10,540                   $10,900                   $10,278
12/31/1998             $10,593                   $10,942                   $10,289
 1/29/1999             $10,625                   $10,973                   $10,442
 2/26/1999             $10,568                   $10,893                   $10,380
 3/31/1999             $10,674                   $10,989                   $10,479
 4/30/1999             $10,849                   $11,164                   $10,683
 5/31/1999             $10,614                   $10,914                   $10,538
 6/30/1999             $10,546                   $10,832                   $10,515
 7/31/1999             $10,496                   $10,780                   $10,558
 8/31/1999             $10,455                   $10,715                   $10,441
 9/30/1999             $10,287                   $10,533                   $10,366
10/31/1999             $10,210                   $10,444                   $10,297
11/30/1999             $10,432                   $10,661                   $10,418
12/31/1999             $10,527                   $10,748                   $10,535
 1/31/2000             $10,389                   $10,597                   $10,490
 2/29/2000             $10,472                   $10,673                   $10,510
 3/31/2000             $10,226                   $10,413                   $10,289
 4/30/2000             $10,373                   $10,566                   $10,306
 5/31/2000             $10,245                   $10,425                   $10,200
 6/30/2000             $10,445                   $10,616                   $10,408
 7/31/2000             $10,477                   $10,624                   $10,487
 8/31/2000             $10,619                   $10,762                   $10,559
 9/30/2000             $10,511                   $10,645                   $10,467
10/31/2000             $10,151                   $10,274                   $10,131
11/30/2000             $ 9,464                   $ 9,571                   $ 9,730
12/31/2000             $ 9,840                   $ 9,958                   $ 9,918
 1/31/2001             $10,668                   $10,776                   $10,661
 2/28/2001             $10,688                   $10,790                   $10,803
 3/31/2001             $10,303                   $10,408                   $10,549
 4/30/2001             $10,138                   $10,234                   $10,417
 5/31/2001             $10,205                   $10,295                   $10,605
 6/30/2001             $ 9,936                   $10,005                   $10,307
 7/31/2001             $10,015                   $10,091                   $10,459
 8/31/2001             $10,142                   $10,200                   $10,582
 9/30/2001             $ 9,572                   $ 9,633                   $ 9,871
10/31/2001             $ 9,946                   $10,004                   $10,115
11/30/2001             $10,266                   $10,318                   $10,484
12/31/2001             $10,122                   $10,153                   $10,442
 1/31/2002             $10,164                   $10,202                   $10,514
 2/28/2002             $10,103                   $10,135                   $10,368
 3/31/2002             $10,299                   $10,325                   $10,617
 4/30/2002             $10,424                   $10,431                   $10,783
 5/31/2002             $10,377                   $10,391                   $10,727
 6/30/2002             $10,022                   $10,030                   $ 9,936
 7/31/2002             $ 9,785                   $ 9,786                   $ 9,502
 8/31/2002             $ 9,974                   $ 9,968                   $ 9,773
 9/30/2002             $ 9,790                   $ 9,778                   $ 9,645
10/31/2002             $ 9,754                   $ 9,721                   $ 9,561
11/30/2002             $10,183                   $10,158                   $10,153
12/31/2002             $10,221                   $10,189                   $10,295
 1/31/2003             $10,351                   $10,312                   $10,637
 2/28/2003             $10,497                   $10,437                   $10,769
 3/31/2003             $10,736                   $10,669                   $11,078
 4/30/2003             $11,147                   $11,071                   $11,736
 5/31/2003             $11,185                   $11,117                   $11,857
 6/30/2003             $11,430                   $11,338                   $12,198
 7/31/2003             $11,246                   $11,164                   $12,064
 8/31/2003             $11,399                   $11,308                   $12,202
 9/30/2003             $11,599                   $11,499                   $12,536
10/31/2003             $11,851                   $11,741                   $12,789
11/30/2003             $11,990                   $11,855                   $12,983
12/31/2003             $12,276                   $12,147                   $13,277
 1/31/2004             $12,383                   $12,229                   $13,531
 2/29/2004             $12,360                   $12,215                   $13,496
 3/31/2004             $12,452                   $12,283                   $13,588
 4/30/2004             $12,427                   $12,267                   $13,496
 5/31/2004             $12,266                   $12,083                   $13,267
 6/30/2004             $12,427                   $12,251                   $13,457
 7/31/2004             $12,620                   $12,418                   $13,640
 8/31/2004             $12,763                   $12,568                   $13,908
 9/30/2004             $12,938                   $12,733                   $14,110
10/31/2004             $13,201                   $12,966                   $14,365
11/30/2004             $13,273                   $13,046                   $14,538
12/31/2004             $13,398                   $13,143                   $14,755
 1/31/2005             $13,399                   $13,153                   $14,735
 2/28/2005             $13,595                   $13,338                   $14,952
  3/1/2005             $13,146                   $12,889                   $14,517
 4/30/2005             $13,125                   $12,843                   $14,376
 5/31/2005             $13,375                   $13,097                   $14,631
 6/30/2005             $13,555                   $13,266                   $14,918
 7/31/2005             $13,700                   $13,399                   $15,179
 8/31/2005             $13,734                   $13,424                   $15,208
 9/30/2005             $13,642                   $13,325                   $15,056
10/31/2005             $13,623                   $13,280                   $14,951
11/30/2005             $13,734                   $13,398                   $15,029
12/31/2005             $13,846                   $13,499                   $15,158
 1/31/2006             $13,979                   $13,601                   $15,400
 2/28/2006             $14,056                   $13,686                   $15,503
 3/31/2006             $14,057                   $13,679                   $15,596
 4/30/2006             $14,100                   $13,711                   $15,692
 5/31/2006             $14,064                   $13,668                   $15,690
 6/30/2006             $14,010                   $13,607                   $15,635
 7/31/2006             $14,171                   $13,754                   $15,788
 8/31/2006             $14,392                   $13,960                   $16,044
 9/30/2006             $14,574                   $14,128                   $16,271
10/31/2006             $14,739                   $14,278                   $16,493
11/30/2006             $14,966                   $14,489                   $16,770
12/31/2006             $15,114                   $14,603                   $16,954

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE IN CLASS A AND CLASS B SHARES OF RS HIGH YIELD BOND FUND AND IN THE LEHMAN BROTHERS CORPORATE HIGH YIELD BOND INDEX. THE STARTING POINT OF $9,625 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 3.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX AND CLASS B SHARES BEGIN AT $10,000. PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS TAX-EXEMPT FUND

PORTFOLIO MANAGER
ALEXANDER M. GRANT, JR.

FUND PHILOSOPHY

RS TAX-EXEMPT FUND SEEKS TO MAXIMIZE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL.

INVESTMENT PROCESS

Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. For the purpose of this policy, the Fund will invest in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including federal alternative minimum tax (AMT). Up to 20% of the Fund's net assets may be invested in bonds that pay interest subject to regular federal income tax, including bonds that pay interest subject to AMT.

PERFORMANCE

RS Tax-Exempt Fund produced a total return of 5.03% for 2006. The Lehman Brothers Municipal Bond Index(1), which does not include expenses, produced a total return of 4.84% for the same period. The latter reflects the different investment parameters of that Index which includes all bonds and maturities..The Index at any one time has approximately 39,400 issues across the yield curve, whereas the Fund has exposure to about 60 to 70 issues.

Meaningful peer group comparisons are available from Lipper(2) and Morningstar(3) in our opinion. The Lipper General Municipal Average return for the year was 4.50%, ranking the Fund 64 out of 257 funds and in Lipper's 25th percentile. In Morningstar's universe of municipal national long funds, the average return of the 308 funds in the universe was 4.56%. The RS Tax-Exempt Fund exceeded the average return by 0.47% placing it in the 24th percentile.

For three years, Lipper ranked the Fund 45 out of 250 funds and in the 18th percentile. For five years, the Fund ranks 27 out of 227 funds and in the 12th percentile of its Lipper peer group. The Fund ranks 36 out of 74 funds and in the 48th percentile of its Lipper peer group based on its performance since inception (in 1993).

As of December 31, 2006, the Fund's 30-day yield was 3.64%, which grosses up to 5.60% taxable equivalent yield for a person in the highest federal income tax bracket in 2006.

PORTFOLIO REVIEW

Municipal issuance is one of the many components of our overall strategy in managing the Fund. We believe it can be instrumental in determining yield curve positioning, coupon and sector selection as well as underweighting or overweighting specific state exposures. Volume, therefore, has a key role in the daily decision-making process when laying out the strategy of the Fund. Volume in the fourth quarter was very strong and driven by several large-sized bond sales in December. In the last month of 2006 alone, there were 10 new issues of $700 million each and the monthly issuance amount was a 37.6% increase over that of December of 2005. For 2006, the total new issue volume was $383.4 billion. This amount was tied with 2003 and higher than any other year with the exception of 2005, when the volume was $408.27 billion. At that time, the 2003 new issue amount was an all time high.

Of the $383.4 billion issued in 2006, $259.56 billion was for new money, a 16.7% increase over 2005. Only $77.08 billion was for refunding, versus $130.73 billion in 2005, a 41% decline, and $46.78 billion for combined, versus $55..16 billion the previous year, a 15% decline. Concerning the dramatic 41% decline year

----------
(1) The Lehman Brothers Municipal Bond Index is generally considered to be representative of the municipal bond market. Unlike the Fund, the index does not incur fees or expenses.

(2) Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(3) (C) Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content provider is responsible for any damages or loses arising from any use of this information. Past performance does not guarantee future results.

over year in new issue money for refundings, this was possibly caused by many refunding opportunities by issuers being used up in 2003 through 2005. This was a period of declining municipal yields with a Treasury yield curve flattening.

In terms of bond selection, we believe it was diversity and moderation by issuer, insurance, industry, sector and state that again continued to be the best approach in 2006, as it had been in 2005. Also, we were able to accomplish our above average performance while maintaining an overall high-grade portfolio credit quality of AA.

During the course of the year, the municipal market presented unique challenges for us. As in the taxable markets, interest rates did a "round trip." In mid-year with the Fed tightening for the last time interest rates peaked and then started going back to where they had begun the year. By the end of 2006 and particularly in the fourth quarter, while short-term municipals had roughly tracked the movement of short Treasuries, municipals on the long-end had outperformed long Treasuries.

Additionally, the spreads between higher quality and lower quality investment grade municipal bonds continued to tighten in 2006. By year-end the spread between single-A rated municipal bonds and Aaa rated ones was about 0.14%. Over the past two years the spreads below single-A have also tightened. By year-end 2006 the current spread between Baa and Aaa was 0.59%, more than one standard deviation from its mean of 1.02%.

Our strategy in the second half of the year and picking up speed in the fourth quarter in particular was to move out from the 20-year area and buy higher quality municipals primarily on the long end of the curve. We did this along with some selective purchases of lesser investment grade quality on the short end and continued being careful to remain duration neutral overall in the portfolio. This barbell type strategy worked for us in 2005, but we did not see this as an attractive approach until the second half of 2006 and particularly in the fourth quarter. While we positioned the portfolio more to the long-end we maintained continuous sensitivity and timing to coupon and structure along with supply and demand factors. This combination of yield curve sensitivities, technical supply issues, and credit strategies contributed to the Fund's ability to capture, as noted in this annual report, above average returns for 2006.

OUTLOOK

Municipal bond volume in 2007 may fall modestly off the volume in 2006 primarily if refunding volume continues to stall, which we expect. Our estimate is a forecast of about $360 billion, though the range could be from $320 billion on the low end to $400 billion on the high end. Important factors include the yield on 10-year U.S. Treasuries and if the positively shaped yield curve in the municipal market remains and is steeper than the taxable curve.

At the beginning of 2007, the municipal market is in a similar situation as most of the other high-grade fixed-income markets. There are low absolute yields on longer dated debt and tight credit spreads. Looking at the municipal sector especially, going into 2007 yields in the 20-plus year area of the curve are lower than they have been in more than forty years and the credit spreads are near historic thin levels as well. We think this may have occurred for a combination of factors including contained inflation expectations, slowing economic growth, low interest rate volatility, stronger credit fundaments of issuers, and the sizable flow of non-U.S. based monies into U.S. investments, including municipal bonds.

Although surprises are possible at the beginning of 2007, the factors that shaped 2006 still seem to be in place. We expect municipals to perform well in 2007 due to the expanding breadth of buyers, manageable supply, the continued income tax advantage and the increased purchasing of higher quality investments by the aging population. We also suspect that the arbitrage desks of broker-dealers, hedge funds and the U.S. subsidiaries of foreign financial institutions still have significant financial resources poised to invest in municipals as they so actively did in 2006. We think they may be most active when the values of municipal bonds decline in relationship to the Bond Market Association (BMA), London Interbank Offer Rate (LIBOR), or U.S.Treasuries. We expect them to buy the long bonds and then hedge them with the best combination of tax-exempt carry and relative value.

It has been estimated that going into 2007 there are $300 billion of long municipal bonds held in "tender option bond" (TOB) programs. In these programs long municipal bonds are purchased and placed in trusts. The cash flow from the coupon interest is used to pay debt service on securities issued in the short end of the municipal market.

Such TOB program buyers, as they did in 2006, act as a natural floor and ceiling for the value of the municipals. We expect this to continue in 2007. With lower yields limiting individual investor demand for municipals, we also expect these non-traditional leveraged buyers to provide important liquidity to the market. Their participation in the long end of the curve represents a critical base of liquidity there. Of course, if the yield curve flattens substantially and the positive slope is not maintained, such trades may not be feasible and could be unwound. We continuously monitor the activity of this important participant group in the market since it provides so much liquidity to the long end.

Lastly, we also expect property and casualty insurers to continue to provide important cash support in the 10- to 20-year area of the curve. In 2006 they had the best underwriting results since 1955 and were up 5.8% over the end of 2005. This in turn has generated considerable capital to invest. Since supply and demand are important factors in our market, we will continue to monitor these participants and gear our strategy to how those factors interplay.

Thank you for your continued support.


/s/ Alexander M. Grant, Jr.
-------------------------------------
Alexander M. Grant, Jr.
Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

BOND FUNDS ARE SUBJECT TO INTEREST RATE RISK. WHEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL, AND WHEN INTEREST RATES FALL, BOND PRICES GENERALLY RISE. CURRENTLY, INTEREST RATES ARE AT RELATIVELY LOW LEVELS. PLEASE KEEP IN MIND THAT IN THIS KIND OF ENVIRONMENT, THE RISK THAT BOND PRICES MAY FALL WHEN INTEREST RATES RISE IS POTENTIALLY GREATER.

ASSETS UNDER MANAGEMENT: $104,639,418               DATA AS OF DECEMBER 31, 2006

SECTOR ALLOCATION

                                     [CHART]

                                 RS TAX-EXEMPT FUND AS OF 12/31/06   RS TAX-EXEMPT FUND AS OF 6/30/06
                                 ---------------------------------   --------------------------------
State General Obligation Bonds                   10.28%                           10.00%
Local General Obligation Bonds                    7.73%                            8.09%
Revenue Bonds                                    44.05%                           45.58%
Insured Bonds                                    36.14%                           35.48%
Prerefunded                                       1.63%                            0.00%
Short-Term                                        0.17%                            0.85%

TOP TEN HOLDINGS(1)

                                                                                   PERCENTAGE
                                                                        MATURITY    OF TOTAL
COMPANY                                                       COUPON      DATE     NET ASSETS
---------------------------------------------------------------------------------------------
Virginia College Bldg. Auth.                                  4.000%    2/1/2026      2.10%
Massachusetts St. G.O. Cons. Ln. Ser. C,                      5.000%    9/1/2015      2.09%
North Carolina St. Univ., NC Raleigh Rev.                     5.000%   10/1/2024      2.05%
New York St. Environmental Facs. Corp.                        5.000%   6/15/2025      2.05%
Puerto Rico Comwlth. Hwy. & Transitional Auth. Rev. Ser. K,   5.000%    7/1/2019      2.02%
Wilmington, NC Wtr. & Swr. Sys. Rev. Ref.,                    5.000%    6/1/2030      2.01%
West Metro Fire Protn. Dist. Colorado G.O.                    5.250%   12/1/2026      2.00%
Tobacco Settlement Fin.                                       5.500%    6/1/2012      1.76%
Maryland St. Economic Dev. Corp. Student Hsg. Rev. Univ. MD   6.500%    6/1/2013      1.66%
Michigan Higher Ed. Student Ln. Auth. Rev.                    5.000%    3/1/2031      1.66%

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

PERFORMANCE UPDATE

                                                                                                     ANNUALIZED
                                                   1-YEAR     3-YEAR       5-YEAR       10-YEAR        RETURN
                                       INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED        SINCE
                                         DATE      RETURN     RETURN       RETURN       RETURN        INCEPTION
----------------------------------------------------------------------------------------------------------------
RS Tax-Exempt Fund, Class A
   with maximum sales charge            2/16/93     1.09%      3.15%        4.96%        5.28%          4.91%
   without sales charge                 2/16/93     5.03%      4.47%        5.77%        5.68%          5.20%
----------------------------------------------------------------------------------------------------------------
RS Tax-Exempt Fund, Class C
   with sales charge                     8/7/00     3.25%      3.69%        4.98%          --           5.29%
   without sales charge                  8/7/00     4.25%      3.69%        4.98%          --           5.29%
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                4.84%      4.28%        5.53%        5.76%          5.96%
                                                                                                   Since Class A
                                                                                                       shares
                                                                                                     inception
----------------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN TAX-EXEMPT FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 3.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 1%), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. TOTAL RETURN FIGURES REFLECT AN EXPENSE LIMITATION IN EFFECT DURING THE PERIODS SHOWN; WITHOUT SUCH LIMITATION, THE PERFORMANCE SHOWN WOULD HAVE BEEN LOWER.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/31/96

                                     [CHART]

              RS TAX-EXEMPT   LEHMAN BROTHERS
                  FUND,          MUNICIPAL
             CLASS A SHARES     BOND INDEX
             --------------   ---------------
12/31/1996       $ 9,625          $10,000
 1/31/1997       $ 9,610          $10,019
 2/28/1997       $ 9,686          $10,111
 3/31/1997       $ 9,561          $ 9,976
 4/30/1997       $ 9,639          $10,060
 5/30/1997       $ 9,778          $10,211
 6/30/1997       $ 9,899          $10,320
 7/31/1997       $10,162          $10,606
 8/29/1997       $10,035          $10,506
 9/30/1997       $10,166          $10,631
10/31/1997       $10,234          $10,699
11/28/1997       $10,293          $10,762
12/31/1997       $10,466          $10,919
 1/30/1998       $10,556          $11,032
 2/27/1998       $10,552          $11,035
 3/31/1998       $10,537          $11,045
 4/30/1998       $10,470          $10,995
 5/29/1998       $10,690          $11,169
 6/30/1998       $10,708          $11,213
 7/31/1998       $10,725          $11,241
 8/31/1998       $10,914          $11,415
 9/30/1998       $11,072          $11,557
10/30/1998       $11,035          $11,557
11/30/1998       $11,074          $11,598
12/31/1998       $11,107          $11,627
 1/29/1999       $11,242          $11,765
 2/26/1999       $11,167          $11,714
 3/31/1999       $11,172          $11,730
 4/30/1999       $11,199          $11,759
 5/31/1999       $11,092          $11,691
 6/30/1999       $10,912          $11,523
 7/31/1999       $10,937          $11,565
 8/31/1999       $10,839          $11,472
 9/30/1999       $10,821          $11,477
10/31/1999       $10,701          $11,352
11/30/1999       $10,808          $11,473
12/31/1999       $10,744          $11,388
 1/31/2000       $10,691          $11,338
 2/29/2000       $10,835          $11,470
 3/31/2000       $11,104          $11,721
 4/30/2000       $11,019          $11,651
 5/31/2000       $10,944          $11,591
 6/30/2000       $11,255          $11,898
 7/31/2000       $11,402          $12,063
 8/31/2000       $11,586          $12,249
 9/30/2000       $11,510          $12,185
10/31/2000       $11,635          $12,318
11/30/2000       $11,736          $12,412
12/31/2000       $12,065          $12,711
 1/31/2001       $12,131          $12,844
 2/28/2001       $12,149          $12,885
 3/31/2001       $12,275          $13,000
 4/30/2001       $12,111          $12,860
 5/31/2001       $12,236          $12,998
 6/30/2001       $12,340          $13,085
 7/31/2001       $12,540          $13,279
 8/31/2001       $12,765          $13,498
 9/30/2001       $12,685          $13,452
10/31/2001       $12,874          $13,613
11/30/2001       $12,757          $13,498
12/31/2001       $12,641          $13,370
 1/31/2002       $12,845          $13,602
 2/28/2002       $13,014          $13,766
 3/31/2002       $12,753          $13,497
 4/30/2002       $12,997          $13,760
 5/31/2002       $13,076          $13,844
 6/30/2002       $13,233          $13,990
 7/31/2002       $13,416          $14,170
 8/31/2002       $13,600          $14,341
 9/30/2002       $14,004          $14,655
10/31/2002       $13,661          $14,411
11/30/2002       $13,588          $14,352
12/31/2002       $13,929          $14,654
 1/31/2003       $13,866          $14,617
 2/28/2003       $14,083          $14,822
 3/31/2003       $14,125          $14,831
 4/30/2003       $14,249          $14,928
 5/31/2003       $14,655          $15,278
 6/30/2003       $14,546          $15,213
 7/31/2003       $13,940          $14,681
 8/31/2003       $14,021          $14,790
 9/30/2003       $14,483          $15,225
10/31/2003       $14,371          $15,149
11/30/2003       $14,548          $15,306
12/31/2003       $14,676          $15,433
 1/31/2004       $14,745          $15,522
 2/29/2004       $14,970          $15,755
 3/31/2004       $14,887          $15,700
 4/30/2004       $14,498          $15,329
 5/31/2004       $14,397          $15,273
 6/30/2004       $14,471          $15,329
 7/31/2004       $14,689          $15,530
 8/31/2004       $14,979          $15,842
 9/30/2004       $15,069          $15,926
10/31/2004       $15,218          $16,063
11/30/2004       $15,116          $15,930
12/31/2004       $15,319          $16,125
 1/31/2005       $15,486          $16,275
 2/28/2005       $15,486          $16,221
  3/1/2005       $15,395          $16,119
 4/30/2005       $15,607          $16,373
 5/31/2005       $15,762          $16,489
 6/30/2005       $15,908          $16,591
 7/31/2005       $15,862          $16,516
 8/31/2005       $15,998          $16,683
 9/30/2005       $15,874          $16,571
10/31/2005       $15,718          $16,470
11/30/2005       $15,792          $16,549
12/31/2005       $15,933          $16,691
 1/31/2006       $15,961          $16,736
 2/28/2006       $16,073          $16,849
 3/31/2006       $15,975          $16,733
 4/30/2006       $15,957          $16,727
 5/31/2006       $15,988          $16,801
 6/30/2006       $15,930          $16,738
 7/31/2006       $16,108          $16,937
 8/31/2006       $16,369          $17,188
 9/30/2006       $16,502          $17,308
10/31/2006       $16,634          $17,416
11/30/2006       $16,800          $17,562
12/31/2006       $16,733          $17,500

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE 10 YEARS AGO IN CLASS A SHARES OF RS TAX-EXEMPT FUND AND IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE STARTING POINT OF $9,625 FOR CLASS A SHARES REFLECTS THE MAXIMUM SALES CHARGE OF 3.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. THE INDEX BEGINS AT $10,000. PERFORMANCE FOR CLASS C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

RS CASH MANAGEMENT FUND

PORTFOLIO MANAGER
ALEXANDER M. GRANT, JR.

FUND PHILOSOPHY

RS CASH MANAGEMENT FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH LIQUIDITY AND PRESERVATION OF CAPITAL BY INVESTING IN MONEY MARKET INSTRUMENTS DENOMINATED IN U.S. DOLLARS.

INVESTMENT PROCESS

The Fund primarily selects investments that present minimal credit risks, in accordance with guidelines established by the Board of Trustees. The Fund selects investments that have remaining maturities of 397 days or less, or which have a rate of interest that is readjusted at least once every 397 days.

PERFORMANCE

As of December 31, 2006, the effective 7-day net annualized yield for the RS Cash Management Fund for 2006 was 4.57%. The Fund produced a total annual return for 2006 of 4.26%. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 4.54%; total return for 2006 for the same category was 4.30%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

PORTFOLIO REVIEW

Money market funds are directly affected by the actions of the Federal Reserve Board and at the beginning of 2006 the Fed Funds target rate stood at 4.25%..The Fed Funds target rate is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Throughout the year money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The first Federal Open Markets Committee (FOMC) meeting of the year saw the rate increase by 0.25%. More significantly, it was also the last meeting chaired by Alan Greenspan. Mr. Greenspan had led the FOMC since August 1987 and his tenure helped secure the inflation fighting credentials of the Federal Reserve. Ben Bernanke assumed the chairmanship, and at his first meeting in March, the FOMC again raised rates by 0.25% to 4.75%. The FOMC noted, "Economic growth has rebounded strongly in the current quarter but appears likely to moderate to a more sustainable pace...Still, possible increases in resource utilization, in combination with the elevated prices of energy and other commodities, have the potential to add inflation pressures."(1)

By June 2006, the Fed Funds rate had risen to 5.25% and the Fed Funds rate remained at this level for the rest of 2006. When the Fed began its rate hiking policy in June 2004, the portfolio strategy for the Fund was to stay slightly short of our peer groups weighted average maturity (WAM). This provided a strong 7-day yield in the fund while allowing us to take advantage of 17 successive hikes as the Fed Funds target rose from 1.00% to 5.25%. By the end of the second quarter, economic growth had moderated from the stronger pace earlier in the year. This was a result of the cooling of the housing market and the lagged effects of increases in interest rates and energy.

When it became clear that the Fed Funds rate was likely to remain at 5.25%, the Fund's strategy was re-evaluated. A barbell strategy was deployed to seek to maintain the strong 7-day yield. The bulk of the Fund's maturities were invested in the shorter end (0-3 months). The fund also picked up longer dated issues, which had the advantage of higher yields for a longer period of time. In addition, the Fund looked for floating rate issues (which re-set weekly or against one or three-month London Interbank Offered Rate (LIBOR)), which would deliver a longer retention of yield spread.

The Fund held across a range of instruments. These included commercial paper, floating rate taxable municipal bonds, repurchase agreements, certificates of deposit, short maturity corporate bonds, and U.S. government agencies. The breakdown of each

----------
(1)  FOMC Statement March 28, 2006.

category held at the end of 2006 is shown on the Sector Allocation chart on the following page.

Another factor effecting performance was the portfolio's average maturity of 36 days as of December 31, 2006. The average Tier One money market fund as measured by iMoneyNet had an average maturity of 42 days.

As 2006 ended, the FOMC noted that while economic growth had cooled during the year, going forward it was expected to expand at a moderate pace. However, the committee also noted that inflation risks remained and, "...inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information"(2).

OUTLOOK

Currently, the Fund is still pursuing the barbell strategy. Although various indicators at the beginning of 2007 (the inversion of the yield curve, the Fed Funds and Eurodollar Synthetic forward rates) highlighted the expectation that rates would soon be cut, we believe that the Fed Funds rate will continue to remain at 5.25% through the first half of 2007. This view and investment strategy will of course be dependent on the inflation outlook, economic growth, the housing market and consumer spending.

Thank you for your continued support.


/s/ Alexander M. Grant, Jr.
---------------------------------------
Alexander M. Grant, Jr.
Portfolio Manager

----------
(2)  FOMC Statement December 12, 2006.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

RS CASH MANAGEMENT FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

ASSETS UNDER MANAGEMENT: $427,996,478

SECTOR ALLOCATION

                                     [CHART]

Commercial Paper              63.24%
Taxable Municipals            19.02%
Investment Grade Corporates   10.84%
U.S. Agencies                  3.52%
Repurchase Agreements          0.22%
CDs                            3.16%

DATA AS OF DECEMBER 31, 2006

PORTFOLIO STATISTICS
As of 12/31/06

AVERAGE MATURITY (days)                       36
YIELDS
Effective 7 day Yield:    with subsidy      4.57%
                          without subsidy   4.50%
Current 7 day Yield:      with subsidy      4.47%
                          without subsidy   4.40%

Annualized historical yields for the 7-day period ended December 31, 2006. Effective yield assumes reinvested income. Yields will vary. The yield figures cited represent yield for Class A shares.

PERFORMANCE UPDATE

                                               1-YEAR     3-YEAR       5-YEAR       10-YEAR     ANNUALIZED
                                   INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE
                                      DATE     RETURN     RETURN       RETURN       RETURN       INCEPTION
-----------------------------------------------------------------------------------------------------------
RS Cash Management Fund, Class A
   without sales charge             9/13/82     4.26%      2.40%        1.70%        3.14%         4.89%
-----------------------------------------------------------------------------------------------------------
RS Cash Management Fund, Class B
   with sales charge                 5/1/96     0.48%      1.28%        1.05%        2.79%         2.88%
   without sales charge              5/1/96     3.48%      1.93%        1.24%        2.79%         2.88%
-----------------------------------------------------------------------------------------------------------
RS Cash Management Fund, Class C
   with sales charge                 8/7/00     2.48%      1.93%        1.24%          --          1.67%
   without sales charge              8/7/00     3.48%      1.93%        1.24%          --          1.67%
-----------------------------------------------------------------------------------------------------------
RS Cash Management Fund, Class K
   with sales charge                5/15/01     3.84%      2.09%        1.40%          --          1.47%
   without sales charge             5/15/01     3.84%      2.09%        1.40%          --          1.47%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers 3-Month Treasury
   Bill Index                                   4.87%      3.07%        2.42%        3.84%         5.44%
                                                                                                Since Class
                                                                                                 A shares
                                                                                                 inception
-----------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN CASH MANAGEMENT FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND PRIOR TO OCTOBER 9, 2006. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS. TOTAL RETURN FIGURES REFLECT AN EXPENSE LIMITATION IN EFFECT DURING THE PERIODS SHOWN; WITHOUT SUCH LIMITATION, THE PERFORMANCE SHOWN WOULD HAVE BEEN LOWER.

RS ASSET ALLOCATION FUND

CO-PORTFOLIO MANAGER
JONATHAN C. JANKUS

CO-PORTFOLIO MANAGER
STEWART M. JOHNSON

FUND PHILOSOPHY

RS ASSET ALLOCATION FUND SEEKS LONG-TERM TOTAL INVESTMENT RETURN, CONSISTENT WITH MODERATE INVESTMENT RISK. TOTAL INVESTMENT RETURN CONSISTS OF INCOME AND CHANGES IN THE MARKET VALUE OF THE FUND'S INVESTMENTS. THE FUND CURRENTLY OPERATES PRIMARILY AS A "FUND OF FUNDS".

INVESTMENT PROCESS

The Fund allocates its assets among three broad asset classes: U.S. common stocks and convertibles; investment grade debt securities; and cash and money market instruments. Guardian Investor Services uses its own theoretical models to evaluate information about the economy and the markets to provide "signals" for portfolio allocations. Distribution by asset classes fluctuates from a "neutral position" of 60% allocated to equity and 40% allocated to debt; however, there are no percentage limitations on the amount to be allocated to any asset class.

PERFORMANCE

For the year ending December 31, 2006, the Fund's return was 13.30%, placing it above the average 11.02% return of 128 funds with similar objectives and policies in the Fund's Lipper(1) universe of flexible portfolio funds. During this period, the Fund's return surpassed the 11.11% return experienced by its not-quite-passive composite benchmark (60% of the S&P 500(R) Index(2) and 40% of the Lehman Brothers Aggregate Bond Index(3) rebalanced monthly without expenses or trading costs).

PORTFOLIO REVIEW

Stock market returns were positive for a fourth straight year, with the S&P 500 Index earning a total return of 15.79% for 2006. Returns from the peak of the price "bubble" are finally positive (albeit at a low 0.5% annualized) once dividends are included, but, at 1418.30, the S&P 500 Index is still below its peak of 1527.46 posted on March 24, 2000.

The Federal Reserve tightened monetary conditions, raising the Federal Funds rate four times in the first half of the year to a level of 5.25% by the end of June, and then holding steady at that level. Inflation has been a real concern, having reached 2.7% on a year-over-year basis (excluding food and energy) in August before declining thereafter. This pattern coincided neatly with crude oil prices which peaked just below $80 per barrel in August before declining to near $60 by year-end. Once these problematic issues began to subside, the market began a steady climb upward. Indeed, this was a year of two distinct halves.. In the first half, the S&P 500 Index returned a mere 2.7%, compared to a 12.7% return in the second half.

From a style perspective, value-oriented stocks (as measured by the S&P/Citigroup indexes) performed much better than growth-oriented stocks, having returned 20.9% versus 11.0%, respectively. This differential occurred almost entirely in the first half of the year in a near-flat market. In terms of market capitalization (again as measured by S&P indexes), it was good to be either big or small, but not in the middle. The S&P 500 (large cap), S&P 400 (mid cap) and S&P 600 (small cap) returned 15.8%, 10.3% and 15.1%, respectively.

Our good results relative to our benchmark were the result of being overweighted in stocks relative to bonds and cash. We began the year invested 90% in stocks, reducing that weighting to 80% during March. The balance was held in cash equivalents; we held no bonds.

----------
(1) Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

(2) The S&P 500(R) Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the indexes do not incur fees or expenses.

(3) The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Unlike the Fund, the indexes do not incur fees or expenses.

OUTLOOK

Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 80% in stocks, 0% in bonds and 20% in cash. This compares to our "neutral" position of 60% stocks and 40% bonds.

Most signs indicate continuing economic growth, which hopefully will continue to feed a rebound in corporate profits. At the moment, consensus estimates for 2007 GDP growth and corporate profit growth (pre-tax) stand at 2.3% and 5.1%; while positive, these numbers compare to 3.3% and 21.0%, respectively, for 2006.

We believe a risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as continued violence in the Middle East and a new political regime in Congress. "Real" interest rates (interest rates after subtracting expected inflation) remain relatively low, albeit not as low as they were two years ago. On balance, we remain optimistic, although a bit more cautiously so.

Thank you for your continued support.


/s/ Jonathan C. Jankus                  /s/ Stewart M. Johnson
-------------------------------------   ----------------------------------------
Jonathan C. Jankus                      Stewart M. Johnson
Co-Portfolio Manager                    Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

ASSET ALLOCATION FUNDS MAY INVEST IN BONDS. BOND FUNDS ARE SUBJECT TO INTEREST RATE RISK. WHEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL, AND WHEN INTEREST RATES FALL, BOND PRICES GENERALLY RISE. CURRENTLY, INTEREST RATES ARE AT RELATIVELY LOW LEVELS. PLEASE KEEP IN MIND THAT IN THIS KIND OF ENVIRONMENT, THE RISK THAT BOND PRICES MAY FALL WHEN INTEREST RATES RISE IS POTENTIALLY GREATER.

ASSETS UNDER MANAGEMENT: $129,436,809               DATA AS OF DECEMBER 31, 2006

PORTFOLIO COMPOSITION BY ASSET CLASS

                                    [CHART]

AS OF 12/31/06

Common Stocks   80.56%
Cash            19.44%

                                    [CHART]

AS OF 6/30/06

Common Stocks   81.27%
Cash            18.73%

The investment allocation in the pie charts reflect the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund's Portfolio of Investments.

PERFORMANCE UPDATE

                                                1-YEAR     3-YEAR       5-YEAR      10-YEAR      ANNUALIZED
                                    INCEPTION    TOTAL   ANNUALIZED   ANNUALIZED   ANNUALIZED   RETURN SINCE
                                      DATE      RETURN     RETURN       RETURN       RETURN      INCEPTION
------------------------------------------------------------------------------------------------------------
RS Asset Allocation Fund, Class A
   with maximum sales charge         2/16/93     7.92%      7.19%        4.56%        6.64%        8.46%
   without sales charge              2/16/93    13.30%      8.94%        5.58%        7.16%        8.84%
------------------------------------------------------------------------------------------------------------
RS Asset Allocation Fund, Class B
   with sales charge                  5/1/96     9.15%      7.41%        4.47%        6.22%        7.01%
   without sales charge               5/1/96    12.15%      7.98%        4.64%        6.22%        7.01%
------------------------------------------------------------------------------------------------------------
RS Asset Allocation Fund, Class C
   with sales charge                  8/7/00    11.15%      7.87%        4.43%          --         0.82%
   without sales charge               8/7/00    12.15%      7.87%        4.43%          --         0.82%
------------------------------------------------------------------------------------------------------------
RS Asset Allocation Fund, Class K
   with sales charge                 5/15/01    12.70%      8.56%        5.14%          --         3.21%
   without sales charge              5/15/01    12.70%      8.56%        5.14%          --         3.21%
------------------------------------------------------------------------------------------------------------
Custom Index: 60% S&P 500(R)
   Index, 40% Lehman Brothers
   Aggregate Bond Index                         11.11%      7.77%        5.98%        7.88%        9.35%
                                                                                                 Since Class
                                                                                                  A shares
                                                                                                  inception
------------------------------------------------------------------------------------------------------------

THE FUND IS THE SUCCESSOR TO THE GUARDIAN ASSET ALLOCATION FUND, A MUTUAL FUND WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE, STRATEGIES, AND POLICIES. THE PERFORMANCE OF THE FUND PROVIDED IN THE CHART INCLUDES THAT OF THE PREDECESSOR FUND. PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND NEITHER GUARANTEES NOR PREDICTS FUTURE INVESTMENT RESULTS. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH (AVAILABLE WITHIN 7 BUSINESS DAYS OF THE MOST RECENT MONTH END), PLEASE CALL US AT 800-766-FUND OR VISIT OUR WEBSITE AT www.RSinvestments.com. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

TOTAL RETURN FIGURES ARE HISTORICAL AND ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND THE DEDUCTION OF ALL FUND EXPENSES. THE RETURN FIGURES SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES FOR CLASS A SHARES DO NOT TAKE INTO ACCOUNT THE CURRENT MAXIMUM SALES CHARGE OF 4.75%, EXCEPT WHERE NOTED. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE INFORMATION ON SALES CHARGES AS THEY DON'T APPLY IN ALL CASES AND IF APPLIED ARE REDUCED FOR LARGER PURCHASES. TOTAL RETURN FIGURES FOR CLASS B AND CLASS C SHARES DO NOT TAKE INTO ACCOUNT THE CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SUCH SHARES (MAXIMUM 3% FOR CLASS B SHARES AND 1% FOR CLASS C SHARES), EXCEPT WHERE NOTED. ANY SALES CHARGES ARE IN ADDITION TO THE FUND'S FEES AND EXPENSES AS DETAILED IN THE FUND'S MOST CURRENT PROSPECTUS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/31/96

                                     [CHART]

                 RS ASSET                    LEHMAN BROTHERS
             ALLOCATION FUND,   S&P 500(R)   AGGREGATE BOND
              CLASS A SHARES       INDEX          INDEX
             ----------------   ----------   ---------------
12/31/1996        $ 9,525         $10,000        $10,000
 1/31/1997        $10,039         $10,630        $10,031
 2/28/1997        $10,017         $10,710        $10,055
 3/31/1997        $ 9,680         $10,272        $ 9,944
 4/30/1997        $10,091         $10,889        $10,093
 5/30/1997        $10,539         $11,543        $10,188
 6/30/1997        $10,883         $12,060        $10,309
 7/31/1997        $11,576         $13,020        $10,587
 8/29/1997        $11,252         $12,290        $10,497
 9/30/1997        $11,637         $12,959        $10,652
10/31/1997        $11,561         $12,530        $10,806
11/28/1997        $11,696         $13,106        $10,856
12/31/1997        $11,852         $13,329        $10,965
 1/30/1998        $11,784         $13,479        $11,106
 2/27/1998        $12,282         $14,449        $11,098
 3/31/1998        $12,678         $15,190        $11,136
 4/30/1998        $12,787         $15,349        $11,194
 5/29/1998        $12,719         $15,081        $11,300
 6/30/1998        $12,946         $15,694        $11,396
 7/31/1998        $12,792         $15,523        $11,420
 8/31/1998        $11,635         $13,283        $11,606
 9/30/1998        $12,183         $14,147        $11,878
10/30/1998        $12,878         $15,291        $11,815
11/30/1998        $13,418         $16,218        $11,882
12/31/1998        $14,151         $17,162        $11,918
 1/29/1999        $14,497         $17,879        $12,003
 2/26/1999        $14,027         $17,323        $11,793
 3/31/1999        $14,352         $18,016        $11,859
 4/30/1999        $14,506         $18,713        $11,896
 5/31/1999        $14,333         $18,272        $11,792
 6/30/1999        $14,720         $19,286        $11,755
 7/31/1999        $14,541         $18,684        $11,705
 8/31/1999        $14,580         $18,591        $11,699
 9/30/1999        $14,570         $18,081        $11,834
10/31/1999        $14,860         $19,225        $11,878
11/30/1999        $15,150         $19,616        $11,877
12/31/1999        $15,990         $20,771        $11,820
 1/31/2000        $16,013         $19,727        $11,781
 2/29/2000        $17,182         $19,354        $11,924
 3/31/2000        $17,041         $21,247        $12,081
 4/30/2000        $16,499         $20,608        $12,046
 5/31/2000        $15,882         $20,185        $12,041
 6/30/2000        $16,727         $20,683        $12,291
 7/31/2000        $16,672         $20,360        $12,403
 8/31/2000        $17,387         $21,624        $12,583
 9/30/2000        $16,956         $20,483        $12,662
10/31/2000        $16,581         $20,396        $12,745
11/30/2000        $15,797         $18,789        $12,954
12/31/2000        $16,152         $18,881        $13,194
 1/31/2001        $16,438         $19,552        $13,410
 2/28/2001        $15,021         $17,770        $13,527
 3/31/2001        $14,213         $16,646        $13,595
 4/30/2001        $15,195         $17,939        $13,538
 5/31/2001        $15,269         $18,059        $13,620
 6/30/2001        $14,953         $17,620        $13,671
 7/31/2001        $14,873         $17,448        $13,977
 8/31/2001        $14,096         $16,355        $14,137
 9/30/2001        $13,200         $15,036        $14,302
10/31/2001        $13,427         $15,322        $14,601
11/30/2001        $14,295         $16,498        $14,400
12/31/2001        $14,496         $16,642        $14,308
 1/31/2002        $14,322         $16,399        $14,424
 2/28/2002        $14,094         $16,083        $14,564
 3/31/2002        $14,522         $16,688        $14,322
 4/30/2002        $13,747         $15,677        $14,599
 5/31/2002        $13,653         $15,561        $14,723
 6/30/2002        $12,811         $14,453        $14,851
 7/31/2002        $11,872         $13,326        $15,030
 8/31/2002        $11,940         $13,413        $15,284
 9/30/2002        $10,606         $11,956        $15,531
10/31/2002        $11,546         $13,008        $15,460
11/30/2002        $12,227         $13,773        $15,456
12/31/2002        $11,505         $12,964        $15,776
 1/31/2003        $11,206         $12,624        $15,789
 2/28/2003        $11,029         $12,435        $16,008
 3/31/2003        $11,138         $12,555        $15,995
 4/30/2003        $12,051         $13,590        $16,127
 5/31/2003        $12,663         $14,306        $16,428
 6/30/2003        $12,830         $14,488        $16,395
 7/31/2003        $13,052         $14,743        $15,844
 8/31/2003        $13,301         $15,031        $15,949
 9/30/2003        $13,135         $14,871        $16,371
10/31/2003        $13,868         $15,713        $16,219
11/30/2003        $13,993         $15,851        $16,258
12/31/2003        $14,712         $16,684        $16,423
 1/31/2004        $14,961         $16,990        $16,555
 2/29/2004        $15,169         $17,226        $16,734
 3/31/2004        $14,920         $16,966        $16,860
 4/30/2004        $14,684         $16,700        $16,421
 5/31/2004        $14,878         $16,929        $16,355
 6/30/2004        $15,152         $17,258        $16,448
 7/31/2004        $14,633         $16,687        $16,611
 8/31/2004        $14,676         $16,754        $16,928
 9/30/2004        $14,830         $16,936        $16,974
10/31/2004        $15,041         $17,195        $17,116
11/30/2004        $15,629         $17,890        $16,979
12/31/2004        $16,160         $18,499        $17,136
 1/31/2005        $15,750         $18,048        $17,243
 2/28/2005        $16,074         $18,428        $17,141
  3/1/2005        $15,833         $18,102        $17,053
 4/30/2005        $15,578         $17,758        $17,284
 5/31/2005        $15,988         $18,323        $17,471
 6/30/2005        $16,010         $18,349        $17,566
 7/31/2005        $16,548         $19,032        $17,407
 8/31/2005        $16,406         $18,858        $17,630
 9/30/2005        $16,504         $19,011        $17,448
10/31/2005        $16,250         $18,694        $17,310
11/30/2005        $16,802         $19,401        $17,387
12/31/2005        $16,789         $19,408        $17,552
 1/31/2006        $17,200         $19,922        $17,553
 2/28/2006        $17,243         $19,976        $17,611
 3/31/2006        $17,428         $20,224        $17,438
 4/30/2006        $17,627         $20,496        $17,407
 5/31/2006        $17,216         $19,906        $17,388
 6/30/2006        $17,252         $19,933        $17,425
 7/31/2006        $17,338         $20,056        $17,661
 8/31/2006        $17,668         $20,533        $17,931
 9/30/2006        $18,041         $21,062        $18,088
10/31/2006        $18,513         $21,749        $18,208
11/30/2006        $18,800         $22,162        $18,419
12/31/2006        $19,022         $22,473        $18,312

THE CHART ABOVE SHOWS THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT MADE 10 YEARS AGO IN CLASS A SHARES OF RS ASSET ALLOCATION FUND, THE S&P 500(R) INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE STARTING POINT OF $9,525 FOR CLASS A SHARES REFLECTS THE CURRENT MAXIMUM SALES CHARGE OF 4.75% THAT AN INVESTOR MAY HAVE TO PAY WHEN PURCHASING CLASS A SHARES OF THE FUND. EACH INDEX BEGINS AT $10,000.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE KEEP IN MIND THAT ANY HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. NUMBERS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE THE FEES AND EXPENSES OF THE FUND.

UNDERSTANDING YOUR FUND'S EXPENSES -- UNAUDITED

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples on the following pages are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds' expenses in two ways:

EXPENSES BASED ON ACTUAL RETURN

The table on page 67 provides information about actual account values and actual expenses.You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimates of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

EXPENSES BASED ON HYPOTHETICAL 5% RETURN FOR COMPARISON PURPOSES

The table on page 68 provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimates of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in this table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                                              BEGINNING         ENDING        EXPENSES PAID       EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD*
                                               07/01/06        12/31/06     07/01/06-12/31/06   07/01/06-12/31/06
-----------------------------------------------------------------------------------------------------------------
BASED ON ACTUAL RETURN
-----------------------------------------------------------------------------------------------------------------
RS Core Equity Fund               Class A     $1,000.00       $1,145.50           $ 5.03              0.93%
                                  Class B      1,000.00        1,140.30            10.74              1.99
                                  Class C      1,000.00        1,139.70            10.89              2.02
                                  Class K      1,000.00        1,142.20             6.91              1.28
-----------------------------------------------------------------------------------------------------------------
RS Large Cap Value Fund           Class A      1,000.00        1,133.60             7.64              1.42
                                  Class B      1,000.00        1,128.60            11.70              2.18
                                  Class C      1,000.00        1,128.60            11.70              2.18
                                  Class K      1,000.00        1,131.10             9.19              1.71
-----------------------------------------------------------------------------------------------------------------
RS Small Cap Core Equity Fund     Class A      1,000.00        1,099.20             6.71              1.27
                                  Class B      1,000.00        1,092.50            12.61              2.39
                                  Class C      1,000.00        1,094.00            11.72              2.22
                                  Class K      1,000.00        1,097.10             8.46              1.60
-----------------------------------------------------------------------------------------------------------------
RS S&P 500 Index Fund             Class A      1,000.00        1,123.80             2.84              0.53
                                  Class B      1,000.00        1,120.40             6.84              1.28
                                  Class C      1,000.00        1,119.00             6.84              1.28
                                  Class K      1,000.00        1,122.20             4.97              0.93
-----------------------------------------------------------------------------------------------------------------
RS International Growth Fund      Class A      1,000.00        1,123.90             9.26              1.73
                                  Class B      1,000.00        1,117.00            15.85              2.97
                                  Class C      1,000.00        1,118.80            14.15              2.65
                                  Class K      1,000.00        1,122.40            10.49              1.96
-----------------------------------------------------------------------------------------------------------------
RS Emerging Markets Fund          Class A      1,000.00        1,228.80             9.83              1.75
                                  Class B      1,000.00        1,223.10            14.68              2.62
                                  Class C      1,000.00        1,224.30            14.30              2.55
                                  Class K      1,000.00        1,227.20            11.56              2.06
-----------------------------------------------------------------------------------------------------------------
RS Investment Quality Bond Fund   Class A      1,000.00        1,050.90             4.45              0.86
                                  Class B      1,000.00        1,045.90             8.30              1.61
                                  Class C      1,000.00        1,045.90             8.30              1.61
                                  Class K      1,000.00        1,048.80             6.51              1.26
-----------------------------------------------------------------------------------------------------------------
RS Low Duration Bond Fund         Class A      1,000.00        1,031.50             4.10              0.80
                                  Class B      1,000.00        1,027.60             7.92              1.55
                                  Class C      1,000.00        1,027.60             7.92              1.55
                                  Class K      1,000.00        1,029.40             6.14              1.20
-----------------------------------------------------------------------------------------------------------------
RS High Yield Bond Fund           Class A      1,000.00        1,078.80             4.45              0.85
                                  Class B      1,000.00        1,073.20             8.36              1.60
                                  Class C      1,000.00        1,073.30             8.36              1.60
                                  Class K      1,000.00        1,076.60             6.54              1.25
-----------------------------------------------------------------------------------------------------------------
RS Tax-Exempt Fund                Class A      1,000.00        1,050.50             4.39              0.85
                                  Class C      1,000.00        1,046.60             8.25              1.60
-----------------------------------------------------------------------------------------------------------------
RS Cash Management Fund           Class A      1,000.00        1,022.70             4.33              0.85
                                  Class B      1,000.00        1,018.80             8.14              1.60
                                  Class C      1,000.00        1,018.90             8.14              1.60
                                  Class K      1,000.00        1,020.60             6.37              1.25
-----------------------------------------------------------------------------------------------------------------
RS Asset Allocation Fund          Class A      1,000.00        1,102.70             1.96              0.37
                                  Class B      1,000.00        1,097.60             6.61              1.25
                                  Class C      1,000.00        1,097.50             6.98              1.32
                                  Class K      1,000.00        1,100.60             3.49              0.66
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND EXPENSES

                                              BEGINNING         ENDING        EXPENSES PAID       EXPENSE RATIO
                                            ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD*
                                              07/01/06         12/31/06     07/01/06-12/31/06   07/01/06-12/31/06
-----------------------------------------------------------------------------------------------------------------
BASED ON HYPOTHETICAL (5%
RETURN  BEFORE EXPENSES) RETURN
-----------------------------------------------------------------------------------------------------------------
RS Core Equity Fund               Class A     $1,000.00       $1,020.52           $ 4.74              0.93%
                                  Class B      1,000.00        1,015.17            10.11              1.99
                                  Class C      1,000.00        1,015.02            10.26              2.02
                                  Class K      1,000.00        1,018.75             6.51              1.28
-----------------------------------------------------------------------------------------------------------------
RS Large Cap Value Fund           Class A      1,000.00        1,018.05             7.22              1.42
                                  Class B      1,000.00        1,014.22            11.07              2.18
                                  Class C      1,000.00        1,014.22            11.07              2.18
                                  Class K      1,000.00        1,016.59             8.69              1.71
-----------------------------------------------------------------------------------------------------------------
RS Small Cap Core Equity Fund     Class A      1,000.00        1,018.81             6.45              1.27
                                  Class B      1,000.00        1,013.16            12.13              2.39
                                  Class C      1,000.00        1,014.01            11.27              2.22
                                  Class K      1,000.00        1,017.14             8.13              1.60
-----------------------------------------------------------------------------------------------------------------
RS S&P 500 Index Fund             Class A      1,000.00        1,022.53             2.70              0.53
                                  Class B      1,000.00        1,018.75             6.51              1.28
                                  Class C      1,000.00        1,018.75             6.51              1.28
                                  Class K      1,000.00        1,020.52             4.74              0.93
-----------------------------------------------------------------------------------------------------------------
RS International Growth Fund      Class A      1,000.00        1,016.48             8.79              1.73
                                  Class B      1,000.00        1,010.23            15.05              2.97
                                  Class C      1,000.00        1,011.85            13.44              2.65
                                  Class K      1,000.00        1,015.32             9.96              1.96
-----------------------------------------------------------------------------------------------------------------
RS Emerging Markets Fund          Class A      1,000.00        1,016.38             8.89              1.75
                                  Class B      1,000.00        1,012.00            13.29              2.62
                                  Class C      1,000.00        1,012.35            12.93              2.55
                                  Class K      1,000.00        1,014.82            10.46              2.06
-----------------------------------------------------------------------------------------------------------------
RS Investment Quality Bond Fund   Class A      1,000.00        1,020.87             4.38              0.86
                                  Class B      1,000.00        1,017.09             8.19              1.61
                                  Class C      1,000.00        1,017.09             8.19              1.61
                                  Class K      1,000.00        1,018.85             6.41              1.26
-----------------------------------------------------------------------------------------------------------------
RS Low Duration Bond Fund         Class A      1,000.00        1,021.17             4.08              0.80
                                  Class B      1,000.00        1,017.39             7.88              1.55
                                  Class C      1,000.00        1,017.39             7.88              1.55
                                  Class K      1,000.00        1,019.16             6.11              1.20
-----------------------------------------------------------------------------------------------------------------
RS High Yield Bond Fund           Class A      1,000.00        1,020.92             4.33              0.85
                                  Class B      1,000.00        1,017.14             8.13              1.60
                                  Class C      1,000.00        1,017.14             8.13              1.60
                                  Class K      1,000.00        1,018.90             6.36              1.25
-----------------------------------------------------------------------------------------------------------------
RS Tax-Exempt Fund                Class A      1,000.00        1,020.92             4.33              0.85
                                  Class C      1,000.00        1,017.14             8.13              1.60
-----------------------------------------------------------------------------------------------------------------
RS Cash Management Fund           Class A      1,000.00        1,020.92             4.33              0.85
                                  Class B      1,000.00        1,017.14             8.13              1.60
                                  Class C      1,000.00        1,017.14             8.13              1.60
                                  Class K      1,000.00        1,018.90             6.36              1.25
-----------------------------------------------------------------------------------------------------------------
RS Asset Allocation Fund          Class A      1,000.00        1,023.34             1.89              0.37
                                  Class B      1,000.00        1,018.90             6.36              1.25
                                  Class C      1,000.00        1,018.55             6.72              1.32
                                  Class K      1,000.00        1,021.88             3.36              0.66
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FINANCIAL INFORMATION
Year ended December 31, 2006

SCHEDULE OF INVESTMENTS -- RS LARGE CAP VALUE FUND

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.7%
AEROSPACE AND DEFENSE -- 1.9%
  7,800   Lockheed Martin Corp.                                     $    718,146
 18,300   Northrop Grumman Corp.                                       1,238,910
                                                                    ------------
                                                                       1,957,056
--------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.5%
 14,900   FedEx Corp.                                                  1,618,438
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 3.4%
 19,600   BorgWarner, Inc.                                             1,156,792
 28,600   Johnson Controls, Inc.                                       2,457,312
                                                                    ------------
                                                                       3,614,104
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.7%
 10,200   Harley-Davidson, Inc.                                          718,794
--------------------------------------------------------------------------------
BEVERAGES -- 1.9%
 24,300   Anheuser-Busch Cos., Inc.                                    1,195,560
 27,400   Constellation Brands, Inc. - Class A*                          795,148
                                                                    ------------
                                                                       1,990,708
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
  9,300   Cephalon, Inc.*                                                654,813
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.7%
 59,000   Masco Corp.                                                  1,762,330
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 8.6%
 60,400   Mellon Financial Corp.                                       2,545,860
 64,100   Morgan Stanley                                               5,219,663
 21,700   Northern Trust Corp.                                         1,316,973
                                                                    ------------
                                                                       9,082,496
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 9.0%
  8,600   City National Corp.                                            612,320
 60,000   Fifth Third Bancorp                                          2,455,800
 27,200   PNC Financial Svcs. Group, Inc.                              2,013,888
124,200   Wells Fargo & Co.                                            4,416,552
                                                                    ------------
                                                                       9,498,560
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 10.8%
 33,356   Bank of America Corp.                                        1,780,877
100,900   Citigroup, Inc.                                              5,620,130
 81,600   J.P. Morgan Chase & Co.                                      3,941,280
                                                                    ------------
                                                                      11,342,287
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.5%
 65,900   AT & T, Inc.                                                 2,355,925
  5,567   Embarq Corp.                                                   292,602
                                                                    ------------
                                                                       2,648,527
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 6.4%
 45,100   American Electric Power, Inc.                                1,920,358
 41,000   Exelon Corp.                                                 2,537,490
 46,500   Northeast Utilities                                          1,309,440
 35,900   Pepco Hldgs., Inc.                                             933,759
                                                                    ------------
                                                                       6,701,047
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.3%
 23,000   ENSCO Int'l., Inc.                                           1,151,380
 20,500   GlobalSantaFe Corp.                                          1,204,990
 37,900   Halliburton Co.                                              1,176,795
                                                                    ------------
                                                                       3,533,165
--------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 1.6%
 32,600   Costco Wholesale Corp.                                       1,723,562
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.7%
 23,100   Medco Health Solutions, Inc.*                             $  1,234,464
 29,700   UnitedHealth Group, Inc.                                     1,595,781
                                                                    ------------
                                                                       2,830,245
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.3%
  9,520   Wyndham Worldwide Corp.*                                       304,830
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.4%
  5,000   Fortune Brands, Inc.                                           426,950
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.3%
 36,400   Accenture Ltd. - Class A                                     1,344,252
--------------------------------------------------------------------------------
INSURANCE -- 6.1%
 24,000   Allstate Corp.                                               1,562,640
 43,700   American Int'l. Group, Inc.                                  3,131,542
 18,800   Hartford Financial Svcs. Group, Inc.                         1,754,228
                                                                    ------------
                                                                       6,448,410
--------------------------------------------------------------------------------
MACHINERY -- 3.0%
 43,200   Illinois Tool Works, Inc.                                    1,995,408
 17,800   PACCAR, Inc.                                                 1,155,220
                                                                    ------------
                                                                       3,150,628
--------------------------------------------------------------------------------
MEDIA -- 3.6%
 55,700   News Corp. - Class A                                         1,196,436
 17,700   Omnicom Group, Inc.                                          1,850,358
  9,800   R.H. Donnelley Corp.                                           614,754
  5,000   Univision Comm., Inc. - Class A*                               177,100
                                                                    ------------
                                                                       3,838,648
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.9%
 35,000   NiSource, Inc.                                                 843,500
 20,100   Sempra Energy                                                1,126,404
                                                                    ------------
                                                                       1,969,904
--------------------------------------------------------------------------------
OIL, GAS AND CONSUMABLE FUELS -- 6.8%
 45,300   Chevron Corp.                                                3,330,909
 50,400   Exxon Mobil Corp.                                            3,862,152
                                                                    ------------
                                                                       7,193,061
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.9%
 57,900   Bristol-Myers Squibb Corp.                                   1,523,928
 11,900   Johnson & Johnson                                              785,638
 38,700   Merck & Co., Inc.                                            1,687,320
 44,300   Wyeth                                                        2,255,756
                                                                    ------------
                                                                       6,252,642
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT AND DEVELOPMENT -- 0.3%
 12,200   Realogy Corp.*                                                 369,904
--------------------------------------------------------------------------------
ROAD AND RAIL -- 1.8%
 26,100   Burlington Northern Santa Fe                                 1,926,441
--------------------------------------------------------------------------------
SOFTWARE -- 3.4%
  1,300   McAfee, Inc.*                                                   36,894
 67,800   Microsoft Corp.                                              2,024,508
 70,800   Symantec Corp.*                                              1,476,180
                                                                    ------------
                                                                       3,537,582
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.1%
 28,400   Home Depot, Inc.                                             1,140,544
--------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.2%
 18,500   Federal Home Loan Mortgage Corp.                             1,256,150
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.0%
111,342   Sprint Nextel Corp.                                          2,103,250
--------------------------------------------------------------------------------
          TOTAL COMMON STOCKS
             (COST $70,514,305)                                      100,939,328
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
EXCHANGE-TRADED FUND -- 3.0%
    22,300   S&P Depositary Receipts Trust
                Series I
                exp. 12/31/2099
                (COST $3,049,331)                                    $3,159,687
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (1) -- 0.0%
         3   RS Emerging Growth Fund, Class A                        $      121
         6   RS Global Natural Resources  Fund, Class A                     178
         5   RS Growth Fund, Class A                                         71
        13   RS Investors Fund, Class A                                     154
         3   RS MidCap Opportunities  Fund, Class A                          39
         2   RS Partners Fund, Class A                                       58
         3   RS Smaller Company Growth  Fund, Class A                        63
         1   RS Value Fund, Class A                                          39
--------------------------------------------------------------------------------
             TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                DEFERRED COMPENSATION PLAN
                (COST $723)                                                 723
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
$3,078,000   State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/29/2006, maturity
             value $3,079,744 at  5.10%, due 1/2/2007 (2)
                (COST $3,078,000)                                  $  3,078,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.6%
   (COST $76,642,359)                                               107,177,738
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
   OTHER ASSETS -- (1.6)%                                            (1,722,888)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $105,454,850
--------------------------------------------------------------------------------

*    Non-income producing security.

(1) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(2) The repurchase agreement is fully collateralized by $3,070,000 in U.S. Government Agency, 5.45%, due 10/18/2021, with a value of $3,142,913.

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS CORE EQUITY FUND

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
AEROSPACE AND DEFENSE -- 3.0%
   170,600   Boeing Co.                                              $15,156,104
   136,900   General Dynamics Corp.                                   10,178,515
                                                                     -----------
                                                                      25,334,619
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.8%
230,500   Gilead Sciences, Inc.*                                      14,966,365
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 4.5%
   113,900   Goldman Sachs Group, Inc.                                22,705,965
   158,300   Legg Mason, Inc.                                         15,046,415
                                                                     -----------
                                                                      37,752,380
--------------------------------------------------------------------------------
CHEMICALS -- 1.6%
   208,900   Dow Chemical Co.                                          8,343,466
   108,200   Rohm & Haas Co.                                           5,531,184
                                                                     -----------
                                                                      13,874,650
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 1.1%
   126,900   PNC Financial Svcs. Group, Inc.                           9,395,676
--------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.6%
   133,000   Robert Half Int'l., Inc.                                  4,936,960
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.3%
   306,400   Corning, Inc.*                                            5,732,744
   382,800   Nokia Corp. ADR                                           7,778,496
   377,500   QUALCOMM, Inc.                                           14,265,725
                                                                     -----------
                                                                      27,776,965
--------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 4.9%
   354,600   Apple Computer, Inc.*                                    30,084,264
   842,000   EMC Corp.*                                               11,114,400
                                                                     -----------
                                                                      41,198,664
--------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 1.2%
   394,630   KBR, Inc.*                                               10,323,521
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.9%
   322,000   Americredit Corp*                                         8,104,740
   162,600   SLM Corp.                                                 7,930,002
                                                                     -----------
                                                                      16,034,742
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.7%
   650,400   J.P. Morgan Chase & Co.                                  31,414,320
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.0%
   954,597   AT&T, Inc.                                               34,126,843
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.0%
   331,300   Jabil Circuit, Inc.                                       8,133,415
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 5.4%
   666,500   Halliburton Co.                                          20,694,825
   310,800   Transocean, Inc.*                                        25,140,612
                                                                     -----------
                                                                      45,835,437
--------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 1.0%
   181,300   Wal-Mart Stores, Inc.                                     8,372,434
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.9%
   175,000   Campbell Soup Co.                                         6,805,750
   308,200   General Mills, Inc.                                      17,752,320
                                                                     -----------
                                                                      24,558,070
--------------------------------------------------------------------------------
GAS UTILITIES -- 1.8%
   522,400   Enterprise Products Partners LP                          15,139,152
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.9%
   100,700   Zimmer Hldgs., Inc.*                                      7,892,866
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.8%
   168,800   Medco Health Solutions, Inc.*                           $ 9,020,672
   275,900   UnitedHealth Group, Inc.                                 14,824,107
                                                                     -----------
                                                                      23,844,779
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.2%
   414,400   McDonald's Corp.                                         18,370,352
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 2.5%
   199,300   KB Home                                                  10,220,104
   386,500   Newell Rubbermaid, Inc.                                  11,189,175
                                                                     -----------
                                                                      21,409,279
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS -- 2.9%
 1,113,900   AES Corp.*                                               24,550,356
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.2%
   516,200   General Electric Co.                                     19,207,802
   262,900   Tyco Int'l. Ltd.                                          7,992,160
                                                                     -----------
                                                                      27,199,962
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 6.6%
   527,100   Accenture Ltd. - Class A                                 19,465,803
   128,117   Fidelity Nat'l. Information Svcs., Inc.                   5,136,210
   277,500   MasterCard, Inc. - Class A                               27,330,975
   157,600   Western Union Co.                                         3,533,392
                                                                     -----------
                                                                      55,466,380
--------------------------------------------------------------------------------
INSURANCE -- 6.9%
   280,500   American Int'l. Group, Inc.                              20,100,630
   604,800   Aon Corp.                                                21,373,632
   249,659   Fidelity Nat'l. Financial - Class A                       5,961,857
   314,300   Genworth Financial, Inc. - Class A                       10,752,203
                                                                     -----------
                                                                      58,188,322
--------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 2.6%
   359,100   eBay, Inc.*                                              10,798,137
    24,600   Google, Inc. - Class A*                                  11,327,808
                                                                     -----------
                                                                      22,125,945
--------------------------------------------------------------------------------
MACHINERY -- 2.2%
   299,000   Caterpillar, Inc.                                        18,337,670
--------------------------------------------------------------------------------
MEDIA -- 1.4%
   435,800   Grupo Televisa S.A. ADR                                  11,770,958
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.3%
   298,900   Federated Department Stores, Inc.                        11,397,057
--------------------------------------------------------------------------------
OIL, GAS AND CONSUMABLE FUELS -- 5.0%
   259,500   Chevron Corp.                                            19,081,035
   227,000   Devon Energy Corp.                                       15,227,160
   167,700   Noble Energy, Inc.                                        8,229,039
                                                                     -----------
                                                                      42,537,234
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.1%
   445,700   Abbott Laboratories                                      21,710,047
   421,700   Wyeth                                                    21,472,964
                                                                     -----------
                                                                      43,183,011
--------------------------------------------------------------------------------
ROAD AND RAIL -- 1.7%
   199,900   Burlington Northern Santa Fe                             14,754,619
--------------------------------------------------------------------------------
SOFTWARE -- 2.6%
   113,600   Amdocs Ltd.*                                              4,402,000
   577,000   Microsoft Corp.                                          17,229,220
                                                                     -----------
                                                                      21,631,220
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.0%
   274,800   Lowe's Cos., Inc.                                         8,560,020
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.8%
218,500   Federal Home Loan Mortgage Corp.                         $ 14,836,150
--------------------------------------------------------------------------------
TOBACCO -- 2.4%
239,500   Altria Group, Inc.                                         20,553,890
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
208,800   America Movil SAB de C.V. ADR                               9,441,936
--------------------------------------------------------------------------------
          TOTAL COMMON STOCKS
             (COST $735,730,545)                                    845,226,219
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (1) -- 0.0%
     28   RS Emerging Growth Fund, Class A                         $      1,012
     48   RS Global Natural Resources Fund, Class A                       1,483
     39   RS Growth Fund, Class A                                           591
    110   RS Investors Fund, Class A                                      1,287
     23   RS MidCap Opportunities Fund, Class A                             325
     14   RS Partners Fund, Class A                                         482
     25   RS Smaller Company Growth Fund, Class A                           521
     12   RS Value Fund, Class A                                            325
--------------------------------------------------------------------------------
          TOTAL OTHER INVESTMENTS - FOR TRUSTEE
             DEFERRED COMPENSATION PLAN
             (COST $6,026)                                                6,026
--------------------------------------------------------------------------------

                                                                       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.2%
          Federated Prime Obligations Fund (2)
             (COST $1,271,082)                                     $  1,271,082
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
   (COST $737,007,653)                                              846,503,327
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
   OTHER ASSETS -- (0.1)%                                              (581,240)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $845,922,087
--------------------------------------------------------------------------------

*    Non-income producing security.

(1) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(2)  Money Market Fund registered under the Investment Company Act of 1940.

GLOSSARY:

     ADR -- American Depositary Receipt.

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS SMALL CAP CORE EQUITY FUND

December 31, 2006

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
AEROSPACE AND DEFENSE -- 2.5%
 70,000   AAR Corp.*                                                 $ 2,043,300
 91,300   BE Aerospace, Inc.*                                          2,344,584
                                                                     -----------
                                                                       4,387,884
--------------------------------------------------------------------------------
AIRLINES -- 1.1%
 74,600   Skywest, Inc.                                                1,903,046
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
 11,700   Digene Corp.*                                                  560,664
 82,700   Keryx Biopharmaceuticals, Inc.*                              1,099,910
 33,200   Progenics Pharmaceuticals, Inc.*                               854,568
                                                                     -----------
                                                                       2,515,142
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 2.8%
 21,300   Affiliated Managers Group, Inc.*                             2,239,269
 64,400   Investment Technology Group, Inc.*                           2,761,472
                                                                     -----------
                                                                       5,000,741
--------------------------------------------------------------------------------
CHEMICALS -- 0.8%
 23,500   Cytec Inds., Inc.                                            1,327,985
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.7%
 67,800   Center Financial Corp.                                       1,625,166
 67,000   East West Bancorp, Inc.                                      2,373,140
 24,500   IBERIABANK Corp.                                             1,446,725
 38,100   PrivateBancorp, Inc.                                         1,586,103
 40,400   Signature Bank*                                              1,251,592
                                                                     -----------
                                                                       8,282,726
--------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 4.9%
 74,200   Administaff, Inc.                                            3,173,534
171,900   Korn/Ferry Int'l.*                                           3,946,824
 84,700   Labor Ready, Inc.*                                           1,552,551
                                                                     -----------
                                                                       8,672,909
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.4%
 52,700   Blue Coat Systems, Inc.*                                     1,262,165
 95,600   Polycom, Inc.*                                               2,954,996
                                                                     -----------
                                                                       4,217,161
--------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.3%
169,700   Palm, Inc.*                                                  2,391,073
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.8%
 77,455   Apollo Investment Corp.                                      1,734,992
 70,600   Int'l. Securities Exchange, Inc.                             3,303,374
                                                                     -----------
                                                                       5,038,366
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.8%
 36,800   ITC Hldgs. Corp.                                             1,468,320
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.8%
102,100   Benchmark Electronics, Inc.*                                 2,487,156
101,500   Plexus Corp.*                                                2,423,820
                                                                     -----------
                                                                       4,910,976
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 4.2%
 68,300   Teekay LNG Partners LP                                       2,275,073
202,100   TETRA Technologies, Inc.*                                    5,169,718
                                                                     -----------
                                                                       7,444,791
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.8%
 99,200   Flowers Foods, Inc.                                          2,677,408
 90,700   Reddy Ice Hldgs., Inc.                                       2,341,874
                                                                     -----------
                                                                       5,019,282
--------------------------------------------------------------------------------
GAS UTILITIES -- 1.8%
 48,400   DCP Midstream Partners LP                                  $ 1,672,220
 54,100   Hiland Hldgs. GP LP*                                         1,563,490
                                                                     -----------
                                                                       3,235,710
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 11.3%
154,500   American Medical Systems Hldgs., Inc.*                       2,861,340
 97,800   Conceptus, Inc.*                                             2,082,162
 32,200   DJ Orthopedics, Inc.*                                        1,378,804
 29,800   Hologic, Inc.*                                               1,408,944
 99,100   Immucor, Inc.*                                               2,896,693
 33,900   Integra LifeSciences Hldgs.*                                 1,443,801
 43,900   Kensey Nash Corp.*                                           1,396,020
 44,700   Mentor Corp.                                                 2,184,489
 95,300   NuVasive, Inc.*                                              2,201,430
 74,200   SonoSite, Inc.*                                              2,295,006
                                                                     -----------
                                                                      20,148,689
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.7%
 46,399   Amedisys, Inc.*                                              1,525,135
 87,400   Psychiatric Solutions, Inc.*                                 3,279,248
                                                                     -----------
                                                                       4,804,383
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.6%
 30,640   Vital Images, Inc.*                                          1,066,272
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 5.2%
 59,600   Cheesecake Factory, Inc.*                                    1,466,160
 36,900   Chipotle Mexican Grill, Inc. - Class A*                      2,103,300
 50,000   Domino's Pizza, Inc.                                         1,400,000
 89,200   Orient-Express Hotels Ltd. - Class A                         4,220,944
                                                                     -----------
                                                                       9,190,404
--------------------------------------------------------------------------------
INSURANCE -- 2.7%
 51,400   Endurance Specialty Hldgs. Ltd.                              1,880,212
 60,300   Hanover Insurance Group, Inc.                                2,942,640
                                                                     -----------
                                                                       4,822,852
--------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 3.3%
204,600   TheStreet.com, Inc.                                          1,820,940
113,800   WebEx Comm., Inc.*                                           3,970,482
                                                                     -----------
                                                                       5,791,422
--------------------------------------------------------------------------------
MACHINERY -- 1.1%
 51,500   Gardner Denver, Inc.*                                        1,921,465
--------------------------------------------------------------------------------
METALS AND MINING -- 1.7%
 66,500   Century Aluminum Co.*                                        2,969,225
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.5%
 78,800   Bon-Ton Stores, Inc.                                         2,730,420
--------------------------------------------------------------------------------
OIL, GAS AND CONSUMABLE FUELS -- 2.6%
104,900   Bill Barrett Corp.*                                          2,854,329
177,300   Geomet, Inc.*                                                1,843,920
                                                                     -----------
                                                                       4,698,249
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.0%
 32,200   New River Pharmaceuticals, Inc.*                             1,761,662
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 7.2%
128,700   Ashford Hospitality Trust                                    1,602,315
131,500   DiamondRock Hospitality Co.                                  2,368,315
128,600   Digital Realty Trust, Inc.                                   4,401,978
 62,200   New Plan Excel Realty Trust                                  1,709,256
 71,100   Tanger Factory Outlet Centers, Inc.                          2,778,588
                                                                     -----------
                                                                      12,860,452
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 5.2%
132,300   Netlogic Microsystems, Inc.*                              $  2,869,587
234,800   Trident Microsystems, Inc.*                                  4,268,664
 45,850   Varian Semiconductor Equipment Assoc., Inc.*                 2,087,092
                                                                    ------------
                                                                       9,225,343
--------------------------------------------------------------------------------
SOFTWARE -- 7.0%
 92,600   Ansoft Corp.*                                                2,574,280
121,500   Blackboard, Inc.*                                            3,649,860
 50,600   FactSet Research Systems, Inc.                               2,857,888
279,800   Informatica Corp.*                                           3,416,358
                                                                    ------------
                                                                      12,498,386
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 6.3%
 55,000   Aeropostale, Inc.*                                           1,697,850
100,400   bebe stores, inc.                                            1,986,916
 60,180   Heelys, Inc.*                                                1,932,380
 71,000   Men's Wearhouse, Inc.                                        2,716,460
 75,900   Pacific Sunwear of California, Inc.*                         1,486,122
 45,900   Zumiez, Inc.*                                                1,355,886
                                                                    ------------
                                                                      11,175,614
--------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 1.4%
 97,400   Carter's, Inc.*                                              2,483,700
--------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.5%
 97,800   BankUnited Financial Corp. - Class A                         2,734,488
--------------------------------------------------------------------------------
          TOTAL COMMON STOCKS
             (COST $152,922,270)                                     176,699,138
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (1) -- 0.0%
      6   RS Emerging Growth Fund, Class A                          $        211
     10   RS Global Natural Resources Fund, Class A                          308
      8   RS Growth Fund, Class A                                            123
     23   RS Investors Fund, Class A                                         268
      5   RS MidCap Opportunities Fund, Class A                               68
      3   RS Partners Fund, Class A                                          100
      5   RS Smaller Company Growth Fund, Class A                            108
      2   RS Value Fund, Class A                                              68
--------------------------------------------------------------------------------
          TOTAL OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
             COMPENSATION PLAN
             (COST $1,254)                                                 1,254
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.6%
          Federated Prime Obligations Fund (2)
             (COST $967,269)                                        $    967,269
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
   (COST $153,890,793)                                               177,667,661
CASH, RECEIVABLES, AND OTHER ASSETS LESS LIABILITIES -- 0.0%              32,316
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $177,699,977
--------------------------------------------------------------------------------

*    Non-income producing security.

(1) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(2)  Money Market Fund registered under the Investment Company Act of 1940.

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS S&P 500 INDEX FUND

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
AEROSPACE AND DEFENSE -- 2.4%
   11,088   Boeing Co.                                                $  985,058
    5,750   General Dynamics Corp.                                       427,513
    1,543   Goodrich Corp.                                                70,284
   11,924   Honeywell Int'l., Inc.                                       539,442
    1,600   L-3 Comm. Hldgs., Inc.                                       130,848
    5,204   Lockheed Martin Corp.                                        479,132
    5,040   Northrop Grumman Corp.                                       341,208
    6,629   Raytheon Co.                                                 350,011
    2,645   Rockwell Collins, Inc.                                       167,402
   13,710   United Technologies Corp.                                    857,149
                                                                      ----------
                                                                       4,348,047
--------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.9%
    4,150   FedEx Corp.                                                  450,773
   15,015   United Parcel Svc., Inc. - Class B                         1,125,825
                                                                      ----------
                                                                       1,576,598
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
    9,932   Southwest Airlines Co.                                       152,158
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
    1,665   Goodyear Tire & Rubber Co.*                                   34,948
    2,858   Johnson Controls, Inc.                                       245,560
                                                                      ----------
                                                                         280,508
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.4%
   28,459   Ford Motor Co.                                               213,727
    7,879   General Motors Corp.                                         242,043
    3,838   Harley-Davidson, Inc.                                        270,464
                                                                      ----------
                                                                         726,234
--------------------------------------------------------------------------------
BEVERAGES -- 2.0%
   11,091   Anheuser-Busch Cos., Inc.                                    545,677
      690   Brown-Forman Corp. - Class B                                  45,705
   28,432   Coca-Cola Co.                                              1,371,844
    4,764   Coca-Cola Enterprises, Inc.                                   97,281
    3,100   Constellation Brands, Inc. - Class A*                         89,962
      525   Molson Coors Brewing Co. - Class B                            40,131
    2,459   Pepsi Bottling Group, Inc.                                    76,008
   22,965   PepsiCo., Inc.                                             1,436,461
                                                                      ----------
                                                                       3,703,069
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
   16,558   Amgen, Inc.*                                               1,131,077
    4,622   Biogen Idec, Inc.*                                           227,356
    5,400   Celgene Corp.*                                               310,662
    3,879   Genzyme Corp.*                                               238,869
    6,700   Gilead Sciences, Inc.*                                       435,031
    3,661   MedImmune, Inc.*                                             118,507
                                                                      ----------
                                                                       2,461,502
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
    2,386   American Standard Cos., Inc.                                 109,398
    5,783   Masco Corp.                                                  172,738
                                                                      ----------
                                                                         282,136
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.8%
    3,230   Ameriprise Financial, Inc.                                   176,035
   10,777   Bank of New York, Inc.                                       424,291
    1,689   Bear Stearns Cos., Inc.                                      274,935
   13,989   Charles Schwab Corp.                                         270,547
    5,500   E*TRADE Financial Corp.*                                     123,310
    1,600   Federated Investors, Inc. - Class B                           54,048
    2,401   Franklin Resources, Inc.                                     264,518
    6,066   Goldman Sachs Group, Inc.                                  1,209,257
    3,184   Janus Capital Group, Inc.                                     68,743
    1,900   Legg Mason, Inc.                                          $  180,595
    7,298   Lehman Brothers Hldgs., Inc.                                 570,120
    5,409   Mellon Financial Corp.                                       227,989
   12,554   Merrill Lynch & Co., Inc.                                  1,168,777
   15,108   Morgan Stanley                                             1,230,245
    2,595   Northern Trust Corp.                                         157,491
    4,614   State Street Corp.                                           311,168
    3,456   T. Rowe Price Group, Inc.                                    151,269
                                                                      ----------
                                                                       6,863,338
--------------------------------------------------------------------------------
CHEMICALS -- 1.5%
    3,281   Air Products & Chemicals, Inc.                               230,589
      966   Ashland, Inc.                                                 66,828
   13,965   Dow Chemical Co.                                             557,762
   13,109   E.I. Du Pont de Nemours & Co.                                638,539
    1,083   Eastman Chemical Co.                                          64,233
    2,453   Ecolab, Inc.                                                 110,876
    1,497   Hercules, Inc.*                                               28,907
    1,377   Int'l. Flavors & Fragrances, Inc.                             67,693
    7,972   Monsanto Co.                                                 418,769
    2,174   PPG Inds., Inc.                                              139,592
    4,532   Praxair, Inc.                                                268,884
    1,534   Rohm & Haas Co.                                               78,418
    1,093   Sigma-Aldrich                                                 84,948
                                                                      ----------
                                                                       2,756,038
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.1%
    6,963   BB&T Corp.                                                   305,885
    2,548   Comerica, Inc.                                               149,517
    2,700   Commerce Bancorp, Inc.                                        95,229
    1,900   Compass Bancshares, Inc.                                     113,335
    7,546   Fifth Third Bancorp                                          308,858
      545   First Horizon Nat'l. Corp.                                    22,770
    3,600   Huntington Bancshares, Inc.                                   85,500
    4,965   KeyCorp                                                      188,819
    1,300   M & T Bank Corp.                                             158,808
    3,714   Marshall & Ilsley Corp.                                      178,680
    8,365   National City Corp.                                          305,824
    4,177   PNC Financial Svcs. Group                                    309,265
   10,667   Regions Financial Corp.                                      398,946
    5,176   SunTrust Banks, Inc.                                         437,113
    4,926   Synovus Financial Corp.                                      151,869
   24,804   U.S. Bancorp                                                 897,657
   27,057   Wachovia Corp.                                             1,540,896
   47,974   Wells Fargo & Co.                                          1,705,955
    1,438   Zions Bancorporation                                         118,549
                                                                      ----------
                                                                       7,473,475
--------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
    4,995   Allied Waste Inds., Inc.*                                     61,389
    1,581   Avery Dennison Corp.                                         107,397
    1,525   Cintas Corp.                                                  60,558
    2,052   Equifax, Inc.                                                 83,311
    1,707   Monster Worldwide, Inc.*                                      79,615
    2,834   Pitney Bowes, Inc.                                           130,902
    2,723   R.R. Donnelley & Sons Co.                                     96,775
    2,547   Robert Half Int'l., Inc.                                      94,545
    7,874   Waste Management, Inc.                                       289,527
                                                                      ----------
                                                                       1,004,019
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.6%
    1,590   ADC Telecomm., Inc.*                                          23,103
    6,102   Avaya, Inc.*                                                  85,306
    1,500   Ciena Corp.*                                                  41,565
   86,442   Cisco Systems, Inc.*                                       2,362,460
    2,380   Comverse Technology, Inc.*                                    50,242

See notes to financial statements.

December 31, 2006

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
   22,097   Corning, Inc.*                                            $  413,435
    2,954   JDS Uniphase Corp.*                                           49,213
    8,600   Juniper Networks, Inc.*                                      162,884
   35,225   Motorola, Inc.                                               724,226
   23,004   QUALCOMM, Inc.                                               869,321
    5,897   Tellabs, Inc.*                                                60,503
                                                                      ----------
                                                                       4,842,258
--------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.7%
   12,169   Apple Computer, Inc.*                                      1,032,418
   31,526   Dell, Inc.*                                                  790,987
   30,768   EMC Corp.*                                                   406,138
   38,898   Hewlett Packard Co.                                        1,602,209
   21,681   Int'l. Business Machines                                   2,106,309
    1,223   Lexmark Int'l. Group, Inc. - Class A*                         89,524
    2,758   NCR Corp.*                                                   117,932
    5,702   Network Appliance, Inc.*                                     223,974
    2,698   QLogic Corp.*                                                 59,140
    2,600   SanDisk Corp.*                                               111,878
   54,932   Sun Microsystems, Inc.*                                      297,731
                                                                      ----------
                                                                       6,838,240
--------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
    1,050   Fluor Corp.                                                   85,732
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.1%
    1,439   Vulcan Materials Co.                                         129,323
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.0%
   17,051   American Express Co.                                       1,034,484
    5,778   Capital One Financial Corp.                                  443,866
    5,901   SLM Corp.                                                    287,792
                                                                      ----------
                                                                       1,766,142
--------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
    1,626   Ball Corp.                                                    70,894
    1,504   Bemis Co., Inc.                                               51,106
    2,261   Pactiv Corp.*                                                 80,695
    1,181   Sealed Air Corp.                                              76,670
    1,394   Temple-Inland, Inc.                                           64,166
                                                                      ----------
                                                                         343,531
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
    2,486   Genuine Parts Co.                                            117,911
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
    1,845   Apollo Group, Inc. - Class A*                                 71,900
    3,608   H & R Block, Inc.                                             83,128
                                                                      ----------
                                                                         155,028
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 5.6%
   63,701   Bank of America Corp.                                      3,400,996
      500   Chicago Mercantile Exchange Hldgs., Inc.                     254,875
    2,500   CIT Group, Inc.                                              139,425
   68,962   Citigroup, Inc.                                            3,841,184
   49,653   J.P. Morgan Chase & Co.                                    2,398,240
    3,318   Moody's Corp.                                                229,141
                                                                      ----------
                                                                      10,263,861
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%
   54,767   AT & T, Inc.                                               1,957,920
   25,612   BellSouth Corp.                                            1,206,581
    1,992   CenturyTel, Inc.                                              86,971
    3,419   Citizens Comm. Co.                                            49,131
    2,290   Embarq Corp.                                                 120,362
   23,023   Qwest Comm. Int'l., Inc.*                                    192,703
   41,985   Verizon Comm.                                              1,563,521
    6,011   Windstream Corp.                                              85,477
                                                                      ----------
                                                                       5,262,666
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.9%
    2,653   Allegheny Energy, Inc.*                                   $  121,799
    5,384   American Electric Power, Inc.                                229,251
   17,880   Duke Energy Corp.                                            593,795
    4,648   Edison Int'l.                                                211,391
    3,118   Entergy Corp.                                                287,854
    9,704   Exelon Corp.                                                 600,580
    4,449   FirstEnergy Corp.                                            268,275
    5,814   FPL Group, Inc.                                              316,398
    1,212   Pinnacle West Capital Corp.                                   61,436
    5,384   PPL Corp.                                                    192,963
    3,269   Progress Energy, Inc.                                        160,442
   10,646   Southern Co.                                                 392,412
                                                                      ----------
                                                                       3,436,596
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.5%
    2,786   American Power Conversion Corp.                               85,224
    1,359   Cooper Inds. Ltd. - Class A                                  122,894
   11,928   Emerson Electric Co.                                         525,905
    2,645   Rockwell Automation, Inc.                                    161,557
                                                                      ----------
                                                                         895,580
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.3%
    5,982   Agilent Technologies, Inc.*                                  208,473
    2,726   Jabil Circuit, Inc.                                           66,923
    1,802   Molex, Inc.                                                   56,997
    7,816   Sanmina-SCI Corp.*                                            26,965
   12,349   Solectron Corp.*                                              39,764
    3,132   Symbol Technologies, Inc.                                     46,792
    1,336   Tektronix, Inc.                                               38,971
                                                                      ----------
                                                                         484,885
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.7%
    4,234   B.J. Svcs. Co.                                               124,141
    4,364   Baker Hughes, Inc.                                           325,816
   13,980   Halliburton Co.                                              434,079
    3,684   Nabors Inds., Inc.*                                          109,710
    2,600   National-Oilwell Varco, Inc.*                                159,068
    2,008   Noble Corp.                                                  152,909
    1,317   Rowan Cos., Inc.                                              43,724
   16,606   Schlumberger Ltd.                                          1,048,835
    3,000   Smith International, Inc.                                    123,210
    4,372   Transocean, Inc.*                                            353,651
    4,600   Weatherford Int'l. Ltd.*                                     192,234
                                                                      ----------
                                                                       3,067,377
--------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 2.1%
    6,359   Costco Wholesale Corp.                                       336,200
   11,402   CVS Corp.                                                    352,436
   10,200   Kroger Co.                                                   235,314
    6,030   Safeway, Inc.                                                208,397
    2,959   Supervalu, Inc.                                              105,784
    8,731   Sysco Corp.                                                  320,952
   34,452   Wal-Mart Stores, Inc.                                      1,590,993
   13,972   Walgreen Co.                                                 641,175
    2,200   Whole Foods Market, Inc.                                     103,246
                                                                      ----------
                                                                       3,894,497
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.0%
    9,568   Archer-Daniels-Midland Co.                                   305,793
    3,369   Campbell Soup Co.                                            131,020
    7,228   ConAgra Foods, Inc.                                          195,156
    1,200   Dean Foods Co.*                                               50,736
    4,546   General Mills, Inc.                                          261,850
    4,723   H.J. Heinz Co.                                               212,582
    1,820   Hershey Co.                                                   90,636
    3,544   Kellogg Co.                                                  177,413

                                              See notes to financial statements.

December 31, 2006

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
  1,968   McCormick & Co., Inc.                                       $   75,886
 10,169   Sara Lee Corp.                                                 173,178
  3,000   Tyson Foods, Inc. - Class A                                     49,350
  2,912   W.M. Wrigley Jr. Co.                                           150,609
                                                                      ----------
                                                                       1,874,209
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.1%
    674   NICOR, Inc.                                                     31,543
    527   Peoples Energy Corp.                                            23,489
  1,200   Questar Corp.                                                   99,660
                                                                      ----------
                                                                         154,692
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.6%
    755   Bausch & Lomb, Inc.                                             39,305
  9,370   Baxter Int'l., Inc.                                            434,674
  3,689   Becton Dickinson & Co., Inc.                                   258,783
  3,846   Biomet, Inc.                                                   158,725
 16,418   Boston Scientific Corp.*                                       282,061
  1,442   C.R. Bard, Inc.                                                119,643
  2,380   Hospira, Inc.*                                                  79,921
 15,980   Medtronic, Inc.                                                855,090
  4,634   St. Jude Medical, Inc.*                                        169,419
  4,194   Stryker Corp.                                                  231,131
  3,313   Zimmer Hldgs., Inc.*                                           259,673
                                                                      ----------
                                                                       2,888,425
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.4%
  7,244   Aetna, Inc.                                                    312,796
  2,908   AmerisourceBergen Corp.                                        130,744
  5,658   Cardinal Health, Inc.                                          364,545
  6,100   Caremark Rx, Inc.                                              348,371
  1,521   Cigna Corp.                                                    200,118
  2,200   Coventry Health Care, Inc.*                                    110,110
  1,730   Express Scripts, Inc.*                                         123,868
  3,671   Health Management Assoc., Inc. - Class A                        77,495
  2,389   Humana, Inc.*                                                  132,136
  2,100   Laboratory Corp. of America*                                   154,287
  1,456   Manor Care, Inc.                                                68,315
  3,885   McKesson Corp.                                                 196,969
  3,911   Medco Health Solutions, Inc.*                                  209,004
  1,800   Patterson Cos., Inc.*                                           63,918
  2,476   Quest Diagnostics, Inc.                                        131,228
  6,941   Tenet Healthcare Corp.*                                         48,379
 18,840   UnitedHealth Group, Inc.                                     1,012,273
  8,612   WellPoint, Inc.*                                               677,678
                                                                      ----------
                                                                       4,362,234
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.0%
  3,317   IMS Health, Inc.                                                91,151
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.6%
  6,014   Carnival Corp.                                                 294,987
  1,675   Darden Restaurants, Inc.                                        67,285
  2,649   Harrah's Entertainment, Inc.                                   219,125
  5,226   Hilton Hotels Corp.                                            182,387
  4,556   Int'l. Game Technology                                         210,487
  4,086   Marriott Int'l., Inc. - Class A                                194,984
 16,821   McDonald's Corp.                                               745,675
 11,096   Starbucks Corp.*                                               393,020
  3,141   Starwood Hotels & Resorts Worldwide, Inc.                      196,313
  1,623   Wendy's Int'l., Inc.                                            53,705
  3,052   Wyndham Worldwide Corp.*                                        97,725
  3,634   Yum! Brands, Inc.                                              213,679
                                                                      ----------
                                                                       2,869,372
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.6%
  1,127   Black & Decker Corp.                                        $   90,126
  1,384   Centex Corp.                                                    77,878
  4,100   D.R. Horton, Inc.                                              108,609
  2,219   Fortune Brands, Inc.                                           189,480
    900   Harman Int'l. Inds., Inc.                                       89,919
  1,236   KB Home                                                         63,382
  2,782   Leggett & Platt, Inc.                                           66,490
  2,100   Lennar Corp. - Class A                                         110,166
  3,827   Newell Rubbermaid, Inc.                                        110,792
  2,692   Pulte Homes, Inc.                                               89,159
    811   Snap-On, Inc.                                                   38,636
  1,228   Stanley Works                                                   61,756
  1,060   Whirlpool Corp.                                                 88,001
                                                                      ----------
                                                                       1,184,394
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.1%
  1,690   Clorox Co.                                                     108,413
  7,348   Colgate-Palmolive Co.                                          479,384
  6,204   Kimberly-Clark Corp.                                           421,562
 44,801   Procter & Gamble Co.                                         2,879,360
                                                                      ----------
                                                                       3,888,719
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS -- 0.4%
 10,232   AES Corp.*                                                     225,513
  2,535   Constellation Energy Group, Inc.                               174,586
  4,647   Dynegy, Inc. - Class A*                                         33,644
  6,690   TXU Corp.                                                      362,665
                                                                      ----------
                                                                         796,408
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.0%
 10,394   3M Co.                                                         810,004
144,866   General Electric Co.                                         5,390,464
  1,656   Textron, Inc.                                                  155,283
 30,210   Tyco Int'l. Ltd.                                               918,384
                                                                      ----------
                                                                       7,274,135
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.1%
  1,400   Affiliated Computer Svcs., Inc. - Class A*                      68,376
  7,879   Automatic Data Processing, Inc.                                388,041
  2,000   Cognizant Tech. Solutions Corp. - Class A*                     154,320
  2,251   Computer Sciences Corp.*                                       120,136
  2,482   Convergys Corp.*                                                59,022
  7,704   Electronic Data Systems Corp.                                  212,245
  2,300   Fidelity Nat'l. Information Svcs., Inc.                         92,207
 10,505   First Data Corp.                                               268,088
  2,689   Fiserv, Inc.*                                                  140,957
  5,110   Paychex, Inc.                                                  202,049
  1,910   Sabre Hldgs. Corp. - Class A                                    60,910
  4,516   Unisys Corp.*                                                   35,406
 10,405   Western Union Co.                                              233,280
                                                                      ----------
                                                                       2,035,037
--------------------------------------------------------------------------------
INSURANCE -- 4.8%
  4,286   ACE Ltd.                                                       259,603
  6,859   AFLAC, Inc.                                                    315,514
  8,958   Allstate Corp.                                                 583,255
  1,504   Ambac Financial Group, Inc.                                    133,961
 37,206   American Int'l. Group, Inc.                                  2,666,182
  4,649   Aon Corp.                                                      164,296
  5,778   Chubb Corp.                                                    305,714
  2,577   Cincinnati Financial Corp.                                     116,764
  6,100   Genworth Financial, Inc. - Class A                             208,681
  4,061   Hartford Financial Svcs. Group, Inc.                           378,932
  4,165   Lincoln Nat'l. Corp.                                           276,556

See notes to financial statements.

December 31, 2006

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
  6,753   Loews Corp.                                                 $  280,047
  7,535   Marsh & McLennan Cos., Inc.                                    231,023
  2,115   MBIA, Inc.                                                     154,522
 10,997   MetLife, Inc.                                                  648,933
  4,016   Principal Financial Group, Inc.                                235,739
 10,244   Progressive Corp.                                              248,110
  7,027   Prudential Financial, Inc.                                     603,338
  1,823   SAFECO Corp.                                                   114,029
  9,667   St. Paul Travelers Cos., Inc.                                  519,021
    931   Torchmark Corp.                                                 59,361
  4,975   UnumProvident Corp.                                            103,380
  2,213   XL Capital Ltd. - Class A                                      159,380
                                                                      ----------
                                                                       8,766,341
--------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.1%
  4,000   Amazon.com, Inc.*                                              157,840
  3,200   IAC/ InterActiveCorp*                                          118,912
                                                                      ----------
                                                                         276,752
--------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 1.3%
 16,112   eBay, Inc.*                                                    484,488
  3,000   Google, Inc. - Class A*                                      1,381,440
  3,300   VeriSign, Inc.*                                                 79,365
 16,701   Yahoo! Inc.*                                                   426,543
                                                                      ----------
                                                                       2,371,836
--------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
  1,223   Brunswick Corp.                                                 39,014
  4,324   Eastman Kodak Co.                                              111,559
  2,426   Hasbro, Inc.                                                    66,109
  6,117   Mattel, Inc.                                                   138,611
                                                                      ----------
                                                                         355,293
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS AND SERVICES -- 0.3%
  3,019   Applera Corp.-Applied Biosystems Group                         110,767
    653   Millipore Corp.*                                                43,490
  2,010   PerkinElmer, Inc.                                               44,682
  5,968   Thermo Electron Corp.*                                         270,291
  1,345   Waters Corp.*                                                   65,865
                                                                      ----------
                                                                         535,095
--------------------------------------------------------------------------------
MACHINERY -- 1.4%
  8,976   Caterpillar, Inc.                                              550,498
    571   Cummins, Inc.                                                   67,481
  3,276   Danaher Corp.                                                  237,313
  3,330   Deere & Co.                                                    316,583
  2,911   Dover Corp.                                                    142,697
  2,354   Eaton Corp.                                                    176,880
  5,742   Illinois Tool Works, Inc.                                      265,223
  4,306   Ingersoll-Rand Co. Ltd. - Class A                              168,494
  2,512   ITT Inds., Inc.                                                142,732
  3,700   PACCAR, Inc.                                                   240,130
  1,735   Pall Corp.                                                      59,944
  1,682   Parker-Hannifin Corp.                                          129,312
  1,400   Terex Corp.*                                                    90,412
                                                                      ----------
                                                                       2,587,699
--------------------------------------------------------------------------------
MEDIA -- 3.8%
 11,795   CBS Corp. - Class B                                            367,768
  7,860   Clear Channel Comm., Inc.                                      279,344
 29,594   Comcast Corp. - Class A*                                     1,252,714
 10,900   DIRECTV Group, Inc.*                                           271,846
  1,237   Dow Jones & Co., Inc.                                           47,006
  3,365   Gannett Co., Inc.                                              203,448
  5,651   Interpublic Group Cos., Inc.*                                   69,168
  5,032   McGraw-Hill Cos., Inc.                                         342,277
    690   Meredith Corp.                                              $   38,881
  2,319   New York Times Co. - Class A                                    56,491
 31,800   News Corp. - Class A                                           683,064
  2,399   Omnicom Group, Inc.                                            250,791
  1,400   Scripps E.W. Co. - Class A                                      69,916
 58,218   Time Warner, Inc.                                            1,267,988
  3,202   Tribune Co.                                                     98,558
  3,287   Univision Comm., Inc. - Class A*                               116,426
 10,095   Viacom, Inc. - Class B*                                        414,198
 29,996   Walt Disney Co.                                              1,027,963
                                                                      ----------
                                                                       6,857,847
--------------------------------------------------------------------------------
METALS AND MINING -- 0.9%
 13,096   Alcoa, Inc.                                                    393,011
  1,448   Allegheny Technologies, Inc.                                   131,304
  2,626   Freeport-McMoran Copper & Gold, Inc. - Class B                 146,347
  6,319   Newmont Mining Corp.                                           285,303
  4,270   Nucor Corp.                                                    233,398
  2,850   Phelps Dodge Corp.                                             341,202
  1,892   United States Steel Corp.                                      138,381
                                                                      ----------
                                                                       1,668,946
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.2%
  1,561   Big Lots, Inc.*                                                 35,778
  1,201   Dillards, Inc. - Class A                                        41,999
  4,737   Dollar General Corp.                                            76,076
  2,900   Family Dollar Stores, Inc.                                      85,057
  7,436   Federated Department Stores, Inc.                              283,535
  3,029   J.C. Penney Co., Inc.                                          234,324
  4,780   Kohl's Corp.*                                                  327,095
  2,774   Nordstrom, Inc.                                                136,869
  1,263   Sears Hldgs. Corp.*                                            212,096
 12,045   Target Corp.                                                   687,167
                                                                      ----------
                                                                       2,119,996
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.1%
  2,971   Ameren Corp.                                                   159,632
  4,248   CenterPoint Energy, Inc.                                        70,432
  2,596   CMS Energy Corp.*                                               43,353
  3,075   Consolidated Edison, Inc.                                      147,815
  4,770   Dominion Resources, Inc.                                       399,917
  2,578   DTE Energy Co.                                                 124,801
  2,816   KeySpan Corp.                                                  115,963
  4,276   NiSource, Inc.                                                 103,052
  5,044   PG&E Corp.                                                     238,732
  3,650   Public Svc. Enterprise Group, Inc.                             242,287
  3,727   Sempra Energy                                                  208,861
  2,624   TECO Energy, Inc.                                               45,212
  6,601   Xcel Energy, Inc.                                              152,219
                                                                      ----------
                                                                       2,052,276
--------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
 11,648   Xerox Corp.*                                                   197,434
--------------------------------------------------------------------------------
OIL, GAS AND CONSUMABLE FUELS -- 8.0%
  6,552   Anadarko Petroleum Corp.                                       285,143
  4,912   Apache Corp.                                                   326,697
  5,100   Chesapeake Energy Corp.                                        148,155
 30,834   Chevron Corp.                                                2,267,224
 23,227   ConocoPhillips                                               1,671,183
  2,800   CONSOL Energy, Inc                                              89,964
  6,542   Devon Energy Corp.                                             438,837
 10,252   El Paso Corp.                                                  156,650
  3,148   EOG Resources, Inc.                                            196,593
 82,580   Exxon Mobil Corp.                                            6,328,105
  3,816   Hess Corp.                                                     189,159

                                              See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
  1,448   Kinder Morgan, Inc.                                        $   153,126
  4,884   Marathon Oil Corp.                                             451,770
  2,600   Murphy Oil Corp.                                               132,210
 12,042   Occidental Petroleum Corp.                                     588,011
  3,700   Peabody Energy Corp.                                           149,517
  1,838   Sunoco, Inc.                                                   114,618
  8,800   Valero Energy Corp.                                            450,208
  9,907   Williams Cos., Inc.                                            258,771
  5,466   XTO Energy, Inc.                                               257,175
                                                                     -----------
                                                                      14,653,116
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.3%
  6,447   Int'l. Paper Co.                                               219,843
  2,831   MeadWestvaco Corp.                                              85,100
  3,411   Weyerhaeuser Co.                                               240,987
                                                                     -----------
                                                                         545,930
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
  5,746   Avon Products, Inc.                                            189,848
  1,900   Estee Lauder Cos., Inc. - Class A                               77,558
                                                                     -----------
                                                                         267,406
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.2%
 21,716   Abbott Laboratories                                          1,057,786
  1,885   Allergan, Inc.                                                 225,710
  1,600   Barr Pharmaceuticals, Inc.*                                     80,192
 28,023   Bristol-Myers Squibb Corp.                                     737,565
 13,727   Eli Lilly & Co.                                                715,177
  4,693   Forest Laboratories, Inc.*                                     237,466
 41,070   Johnson & Johnson                                            2,711,442
  3,608   King Pharmaceuticals, Inc.*                                     57,439
 30,562   Merck & Co., Inc.                                            1,332,503
  2,400   Mylan Laboratories, Inc.                                        47,904
102,392   Pfizer, Inc.                                                 2,651,953
 21,081   Schering-Plough Corp.                                          498,355
    840   Watson Pharmaceuticals, Inc.*                                   21,865
 18,940   Wyeth                                                          964,425
                                                                     -----------
                                                                      11,339,782
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
  1,513   Apartment Investment & Management Co. - Class A                 84,758
  2,900   Archstone-Smith Trust                                          168,809
  1,700   Boston Properties, Inc.                                        190,196
  5,139   Equity Office Pptys. Trust                                     247,546
  4,460   Equity Residential                                             226,345
  3,100   Kimco Realty Corp.                                             139,345
  2,659   Plum Creek Timber Co., Inc.                                    105,961
  3,578   ProLogis                                                       217,435
  1,300   Public Storage, Inc.                                           126,750
  3,260   Simon Ppty. Group, Inc.                                        330,205
  1,800   Vornado Realty Trust                                           218,700
                                                                     -----------
                                                                       2,056,050
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT AND DEVELOPMENT -- 0.1%
  2,600   CB Richard Ellis Group, Inc. - Class A*                         86,320
  2,615   Realogy Corp.*                                                  79,287
                                                                     -----------
                                                                         165,607
--------------------------------------------------------------------------------
ROAD AND RAIL -- 0.7%
  5,163   Burlington Northern Santa Fe                                   381,081
  6,074   CSX Corp.                                                      209,128
  5,860   Norfolk Southern Corp.                                         294,699
    810   Ryder System, Inc.                                              41,359
  4,000   Union Pacific Corp.                                            368,080
                                                                     -----------
                                                                       1,294,347
--------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.5%
  7,969   Advanced Micro Devices, Inc.*                              $   162,169
  5,686   Altera Corp.*                                                  111,900
  5,668   Analog Devices, Inc.                                           186,307
 20,899   Applied Materials, Inc.                                        385,587
  6,292   Broadcom Corp. - Class A*                                      203,295
 82,014   Intel Corp.                                                  1,660,784
  2,341   KLA-Tencor Corp.                                               116,465
  4,550   Linear Technology Corp.                                        137,956
  5,783   LSI Logic Corp.*                                                52,047
  4,899   Maxim Integrated Products, Inc.                                150,007
  8,530   Micron Technology, Inc.*                                       119,079
  4,636   National Semiconductor Corp.                                   105,237
  2,577   Novellus Systems, Inc.*                                         88,700
  5,520   NVIDIA Corp.*                                                  204,295
  3,235   PMC-Sierra, Inc.*                                               21,707
  2,493   Teradyne, Inc.*                                                 37,295
 22,780   Texas Instruments, Inc.                                        656,064
  5,339   Xilinx, Inc.                                                   127,122
                                                                     -----------
                                                                       4,526,016
--------------------------------------------------------------------------------
SOFTWARE -- 3.4%
  7,500   Adobe Systems, Inc.*                                           308,400
  3,550   Autodesk, Inc.*                                                143,633
  3,499   BMC Software, Inc.*                                            112,668
  6,048   CA, Inc.                                                       136,987
  2,659   Citrix Systems, Inc.*                                           71,926
  5,272   Compuware Corp.*                                                43,916
  4,446   Electronic Arts, Inc.*                                         223,901
  5,084   Intuit, Inc.*                                                  155,113
122,876   Microsoft Corp.                                              3,669,077
  6,727   Novell, Inc.*                                                   41,707
 56,899   Oracle Corp.*                                                  975,249
  1,521   Parametric Technology Corp.*                                    27,408
 12,731   Symantec Corp.*                                                265,441
                                                                     -----------
                                                                       6,175,426
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.0%
  2,689   AutoNation, Inc.*                                               57,329
    833   AutoZone, Inc.*                                                 96,262
  3,734   Bed, Bath & Beyond, Inc.*                                      142,265
  6,234   Best Buy Co., Inc.                                             306,650
  1,629   Circuit City Stores, Inc.                                       30,918
  6,090   Gap, Inc.                                                      118,755
 28,767   Home Depot, Inc.                                             1,155,283
  4,455   Limited Brands                                                 128,928
 21,906   Lowe's Cos., Inc.                                              682,372
  4,230   Office Depot, Inc.*                                            161,459
    954   OfficeMax, Inc.                                                 47,366
  2,665   RadioShack Corp.                                                44,719
  1,665   Sherwin-Williams Co.                                           105,861
 11,179   Staples, Inc.                                                  298,479
  2,083   Tiffany & Co.                                                   81,737
  6,669   TJX Cos., Inc.                                                 190,200
                                                                     -----------
                                                                       3,648,583
--------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.4%
  5,600   Coach, Inc.*                                                   240,576
  2,039   Jones Apparel Group, Inc.                                       68,164
  1,864   Liz Claiborne, Inc.                                             81,009
  2,506   NIKE, Inc. - Class B                                           248,169
  1,473   V.F. Corp.                                                     120,904
                                                                     -----------
                                                                         758,822
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.5%
     8,654   Countrywide Financial Corp.                            $    367,362
     9,995   Federal Home Loan Mortgage Corp.                            678,661
    14,054   Federal National Mortgage Assn.                             834,667
       932   MGIC Investment Corp.                                        58,287
     5,355   Sovereign Bancorp, Inc.                                     135,964
    12,964   Washington Mutual, Inc.                                     589,732
                                                                    ------------
                                                                       2,664,673
--------------------------------------------------------------------------------
TOBACCO -- 1.6%
    29,765   Altria Group, Inc.                                        2,554,432
     2,490   Reynolds American, Inc.                                     163,020
     2,362   UST, Inc.                                                   137,469
                                                                    ------------
                                                                       2,854,921
--------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.0%
       944   W.W. Grainger, Inc.                                          66,023
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
     5,814   ALLTEL Corp.                                                351,631
    41,519   Sprint Nextel Corp.                                         784,294
                                                                    ------------
                                                                       1,135,925
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
                (COST $148,288,728)                                  180,571,667
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY -- 0.1%
U.S. TREASURY BILL -- 0.1%
$  260,000   U. S. Treasury Bills
                4.96% due 2/15/2007 (1)
                (COST $258,388)                                     $    258,388
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED COMPENSATION PLAN (2) -- 0.0%
         6   RS Emerging Growth Fund, Class A                       $        221
        10   RS Global Natural Resources Fund, Class A                       324
         8   RS Growth Fund, Class A                                         129
        24   RS Investors Fund, Class A                                      281
         5   RS MidCap Opportunities Fund, Class A                            71
         3   RS Partners Fund, Class A                                       106
         5   RS Smaller Company Growth Fund, Class A                         114
         3   RS Value Fund, Class A                                           71
--------------------------------------------------------------------------------
             TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                DEFERRED COMPENSATION PLAN
                (COST $1,317)                                              1,317
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
$1,725,000   State Street Bank and Trust Co. repurchase
             agreement, dated 12/29/2006, maturity value
             $1,725,978 at 5.10%, due 1/2/2007 (3)
                (COST $1,725,000)                                   $  1,725,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
   (COST $150,273,433)                                               182,556,372
CASH, RECEIVABLES, AND OTHER ASSETS LESS LIABILITIES -- 0.1%             143,169
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $182,699,541
--------------------------------------------------------------------------------

*    Non-income producing security.

(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(2) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(3) The repurchase agreement is fully collateralized by $1,725,000 in U.S. Government, 5.55%, due 10/4/2016, with a value of $1,759,500.

NUMBER OF                                  FACE VALUE     UNREALIZED
CONTRACTS     DESCRIPTION     EXPIRATION   (THOUSANDS)   APPRECIATION
---------------------------------------------------------------------
PURCHASED FUTURES CONTRACTS
5           S & P 500 Index     3/2007        $1,786        $1,912
---------------------------------------------------------------------

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS INTERNATIONAL GROWTH FUND

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
AUSTRALIA -- 5.0%
   BEVERAGES -- 0.5%
       63,800   Fosters Group Ltd.                                   $   348,009
   COMMERCIAL BANKS -- 1.2%
       24,304   Australia and NZ Banking Group Ltd.                      540,437
       19,400   Westpac Banking Corp.                                    370,679
                                                                     -----------
                                                                         911,116
   COMMERCIAL SERVICES AND SUPPLIES -- 0.3%
       25,800   Brambles Ltd.                                            260,922
   CONSTRUCTION MATERIALS -- 0.2%
       24,000   James Hardie Inds. NV                                    181,802
   FOOD AND STAPLES RETAILING -- 0.6%
       23,606   Woolworths Ltd.                                          444,718
   INSURANCE -- 0.3%
       29,000   AMP Ltd.                                                 230,878
   MEDIA -- 0.1%
       25,900   John Fairfax Hldgs. Ltd.                                  98,608
   METALS AND MINING -- 1.1%
       42,506   BHP Billiton Ltd.                                        847,685
   OIL, GAS AND CONSUMABLE FUELS -- 0.3%
        8,400   Woodside Petroleum Ltd.                                  252,338
   REAL ESTATE INVESTMENT TRUSTS -- 0.4%
       17,000   Westfield Group                                          281,271
                                                                     -----------
                                                                       3,857,347
--------------------------------------------------------------------------------
BELGIUM -- 1.9%
   DIVERSIFIED FINANCIAL SERVICES -- 1.9%
       12,603   Groupe Bruxelles Lambert S.A.                          1,514,246
--------------------------------------------------------------------------------
DENMARK -- 3.5%
   CHEMICALS -- 1.4%
       11,980   Novozymes AS - Class B                                 1,030,501
   COMMERCIAL BANKS -- 2.1%
       37,140   Danske Bank AS                                         1,649,951
                                                                     -----------
                                                                       2,680,452
--------------------------------------------------------------------------------
FINLAND -- 2.5%
   CONSTRUCTION AND ENGINEERING -- 2.5%
       34,200   Kone OYJ - Class B                                     1,937,897
--------------------------------------------------------------------------------
FRANCE -- 12.5%
   BEVERAGES -- 1.0%
        3,340   Pernod-Ricard S.A.                                       766,899
   DIVERSIFIED FINANCIAL SERVICES -- 1.7%
        9,517   Eurazeo                                                1,358,845
   FOOD AND STAPLES RETAILING -- 1.7%
       21,334   Carrefour S.A.                                         1,293,320
   HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.4%
       17,790   Essilor Int'l. S.A.                                    1,912,096
   MULTI-UTILITIES -- 1.0%
       10,300   Electricite de France S.A.                               750,272
   OIL, GAS AND CONSUMABLE FUELS -- 1.4%
       14,800   Total S.A.                                             1,067,319
   PERSONAL PRODUCTS -- 1.7%
       13,091   L'Oreal S.A.                                           1,311,164
   PHARMACEUTICALS -- 1.6%
       13,265   Sanofi-Aventis                                         1,224,440
                                                                     -----------
                                                                       9,684,355
--------------------------------------------------------------------------------
GERMANY -- 5.3%
   DIVERSIFIED FINANCIAL SERVICES -- 1.2%
        5,000   Deutsche Boerse AG                                       919,894
   HEALTH CARE PROVIDERS AND SERVICES -- 2.1%
       31,200   Celesio AG                                             1,673,211
   SOFTWARE -- 2.0%
       28,652   SAP AG                                                 1,522,198
                                                                     -----------
                                                                       4,115,303
--------------------------------------------------------------------------------
HONG KONG -- 2.0%
   COMMERCIAL BANKS -- 0.3%
       74,500   BOC Hong Kong Hldgs. Ltd.                            $   202,591
   DISTRIBUTORS -- 0.3%
       88,400   Li & Fung Ltd.                                           275,625
   DIVERSIFIED FINANCIAL SERVICES -- 0.4%
       27,000   Hong Kong Exchanges & Clearing Ltd.                      297,161
   MEDIA -- 0.2%
       20,000   Television Broadcasts Ltd.                               122,146
   REAL ESTATE MANAGEMENT AND DEVELOPMENT -- 0.8%
       26,000   Cheung Kong Hldgs. Ltd.                                  320,420
      125,000   Hang Lung Pptys. Ltd.                                    312,757
                                                                     -----------
                                                                         633,177
                                                                     -----------
                                                                       1,530,700
--------------------------------------------------------------------------------
IRELAND -- 3.4%
   COMMERCIAL BANKS -- 1.5%
       39,230   Allied Irish Banks PLC                                 1,164,778
   CONSTRUCTION MATERIALS -- 1.9%
       35,380   CRH PLC                                                1,472,523
                                                                     -----------
                                                                       2,637,301
--------------------------------------------------------------------------------
JAPAN -- 20.8%
   AUTOMOBILES -- 1.5%
       94,100   Nissan Motor Co. Ltd.                                  1,132,916
   BUILDING PRODUCTS -- 1.2%
       76,000   Asahi Glass Co.                                          913,086
   COMMERCIAL BANKS -- 1.7%
          109   Mitsubishi UFJ Financial Group, Inc.                   1,346,188
   ELECTRICAL EQUIPMENT -- 0.8%
       69,000   Mitsubishi Electric Corp.                                629,565
   ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.6%
        3,700   Keyence Corp.                                            916,723
        6,400   Nidec Corp.                                              494,686
       54,000   YASKAWA Electric Corp.                                   624,726
                                                                     -----------
                                                                       2,036,135
   INSURANCE -- 1.0%
       70,000   Mitsui Sumitomo Insurance Co.                            765,722
   INTERNET SOFTWARE AND SERVICES -- 0.5%
          783   Rakuten, Inc.                                            365,104
   MACHINERY -- 0.9%
       20,300   Daikin Inds. Ltd.                                        706,087
   MARINE -- 1.4%
      113,000   Mitsui O.S.K. Lines Ltd.                               1,114,573
   OFFICE ELECTRONICS -- 2.1%
       28,900   Canon, Inc.                                            1,626,801
   PAPER AND FOREST PRODUCTS -- 0.7%
          140   Nippon Paper Group, Inc.                                 528,124
   REAL ESTATE MANAGEMENT AND DEVELOPMENT -- 0.5%
       12,000   Sumitomo Realty & Dev't. Co. Ltd.                        385,129
   ROAD AND RAIL -- 0.9%
      105,000   Tokyu Corp.                                              672,212
   SPECIALTY RETAIL -- 1.0%
        8,980   Yamada Denki Co. Ltd.                                    762,008
   TOBACCO -- 1.4%
          230   Japan Tobacco, Inc.                                    1,111,111
   TRADING COMPANIES AND DISTRIBUTORS -- 1.9%
       16,400   Hitachi High-Technologies Corp.                          487,763
       67,000   Mitsui & Co. Ltd.                                      1,001,974
                                                                     -----------
                                                                       1,489,737
   WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
           84   KDDI Corp.                                               569,527
                                                                     -----------
                                                                      16,154,025
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
---------------------------------------------------------------------------------
RUSSIA -- 0.8%
   OIL, GAS AND CONSUMABLE FUELS -- 0.3%
        5,300   OAO Gazprom ADR                                      $   243,800
   WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
        7,100   Mobile TeleSystems ADR                                   356,349
                                                                     ------------
                                                                         600,149
---------------------------------------------------------------------------------
SINGAPORE -- 0.4%
   INDUSTRIAL CONGLOMERATES -- 0.4%
       24,000   Keppel Corp. Ltd.                                        275,368
---------------------------------------------------------------------------------
SOUTH KOREA -- 0.5%
   SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.5%
        1,080   Samsung Electronics Co. Ltd. GDR+                        355,320
---------------------------------------------------------------------------------
SPAIN -- 2.3%
   DIVERSIFIED FINANCIAL SERVICES -- 1.2%
       12,300   Corp. Financiera Alba S.A.                               917,868
   TOBACCO -- 1.1%
       16,720   Altadis S.A.                                             874,827
                                                                     ------------
                                                                       1,792,695
---------------------------------------------------------------------------------
SWEDEN -- 7.4%
   COMMERCIAL BANKS -- 1.5%
       39,376   Svenska Handelsbanken AB - Class A                     1,192,130
   HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.5%
       51,430   Getinge AB - Class B                                   1,154,640
   MACHINERY -- 4.4%
       74,580   Atlas Copco AB - Class B                               2,421,570
       67,395   Sandvik AB                                               980,782
                                                                     ------------
                                                                       3,402,352
                                                                     ------------
                                                                       5,749,122
---------------------------------------------------------------------------------
SWITZERLAND -- 8.3%
   BUILDING PRODUCTS -- 1.2%
          610   Geberit AG                                               939,269
   COMMERCIAL BANKS -- 2.8%
       35,620   UBS AG                                                 2,162,638
   FOOD PRODUCTS -- 1.4%
        3,150   Nestle S.A.                                            1,118,313
   HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.8%
        2,600   Straumann Hldg. AG                                       628,869
   MACHINERY -- 1.1%
       13,280   Schindler Hldg. AG                                       834,593
   TEXTILES, APPAREL AND LUXURY GOODS -- 1.0%
       13,600   Compagnie Financiere Richemont AG - Class A              791,703
                                                                     ------------
                                                                       6,475,385
---------------------------------------------------------------------------------
TAIWAN -- 0.3%
   SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.3%
       22,326   Taiwan Semiconductor Mfg. Co. Ltd. ADR                   244,023
---------------------------------------------------------------------------------
UNITED KINGDOM -- 21.1%
   COMMERCIAL BANKS -- 3.0%
       41,564   Royal Bank of Scotland                                 1,622,487
       23,000   Standard Chartered PLC                                   672,130
                                                                     ------------
                                                                       2,294,617
   COMMERCIAL SERVICES AND SUPPLIES -- 1.4%
       56,000   Capita Group PLC                                         665,784
      141,000   Hays PLC                                                 439,800
                                                                     ------------
                                                                       1,105,584
   FOOD PRODUCTS -- 1.1%
       82,000   Cadbury Schweppes PLC                                    877,729
   HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.6%
       44,000   Smith & Nephew PLC                                       459,342
   HOTELS, RESTAURANTS AND LEISURE -- 1.0%
       14,800   Carnival PLC                                         $   750,210
   MEDIA -- 1.9%
       73,000   Reed Elsevier PLC                                        801,411
       62,805   Yell Group PLC                                           701,174
                                                                     ------------
                                                                       1,502,585
   METALS AND MINING -- 0.8%
       32,000   BHP Billiton PLC                                         585,714
   OIL, GAS AND CONSUMABLE FUELS -- 5.4%
       68,000   BG Group PLC                                             922,994
       20,500   Cairn Energy PLC*                                        722,340
      126,097   John Wood Group PLC                                      647,087
       53,900   Royal Dutch Shell PLC - Class A                        1,884,445
                                                                     ------------
                                                                       4,176,866
   PHARMACEUTICALS -- 1.9%
       56,302   GlaxoSmithKline PLC                                    1,482,108
   SPECIALTY RETAIL -- 1.2%
      200,000   Kingfisher PLC                                           934,276
   TOBACCO -- 1.9%
       42,000   Gallaher Group PLC                                       943,148
       14,000   Imperial Tobacco Group PLC                               551,164
                                                                     ------------
                                                                       1,494,312
   TRADING COMPANIES AND DISTRIBUTORS -- 0.9%
       29,000   Wolseley PLC                                             700,354
                                                                     ------------
                                                                      16,363,697
---------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                   (COST $49,526,867)                                 75,967,385
---------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.1%
BRAZIL -- 2.1%
   COMMERCIAL BANKS -- 0.6%
       13,100   Banco Itau Hldg. Financeira S.A. ADR                 $   473,565
   OIL, GAS AND CONSUMABLE FUELS -- 1.5%
       12,900   Petroleo Brasileiro S.A. ADR                           1,196,604
---------------------------------------------------------------------------------
                TOTAL PREFERRED STOCKS
                   (COST $606,985)                                     1,670,169
---------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (1) -- 0.0%
            3   RS Emerging Growth Fund, Class A                     $        90
            4   RS Global Natural Resources Fund, Class A                    132
            3   RS Growth Fund, Class A                                       52
           10   RS Investors Fund, Class A                                   114
            2   RS MidCap Opportunities Fund, Class A                         29
            1   RS Partners Fund, Class A                                     43
            2   RS Smaller Company Growth Fund, Class A                       46
            1   RS Value Fund, Class A                                        29
---------------------------------------------------------------------------------
                TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                   DEFERRED COMPENSATION PLAN
                   (COST $535)                                               535
---------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
   (COST $50,134,387)                                                 77,638,089
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
   OTHER ASSETS -- (0.1)%                                               (107,475)
---------------------------------------------------------------------------------
NET ASSETS -- 100%                                                   $77,530,614
---------------------------------------------------------------------------------

                                              See notes to financial statements.

December 31, 2006

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $355,320 representing 0.5% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

*    Non-income producing security.

(1) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

GLOSSARY OF TERMS:

   ADR -- American Depositary Receipt.

   GDR -- Global Depositary Receipt.

See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS EMERGING MARKETS FUND

December 31, 2006

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.1%
BOLIVIA -- 0.5%
   METALS AND MINING -- 0.5%
      83,675   Apex Silver Mines Ltd.*                               $ 1,329,596
--------------------------------------------------------------------------------
BRAZIL -- 5.9%
   AIRLINES -- 0.5%
      47,800   Gol - Linhas Aereas Inteligentes S.A. ADR               1,370,426
   COMMERCIAL BANKS -- 0.6%
      14,800   Unibanco - Uniao de Bancos Brasileiros S.A. GDR         1,375,808
   METALS AND MINING -- 1.0%
      86,200   Comp. Vale Do Rio Doce ADR                              2,563,588
   OIL, GAS AND CONSUMABLE FUELS -- 3.3%
      81,300   Petroleo Brasileiro S.A. ADR                            8,373,087
   TEXTILES, APPAREL AND LUXURY GOODS -- 0.5%
      90,000   Lojas Renner S.A.                                       1,294,145
                                                                     -----------
                                                                      14,977,054
--------------------------------------------------------------------------------
CHILE -- 0.4%
   COMMERCIAL BANKS -- 0.4%
      21,000   Banco Santander Chile ADR                               1,011,360
--------------------------------------------------------------------------------
EGYPT -- 2.0%
   CONSTRUCTION MATERIALS -- 0.9%
      23,700   Orascom Construction Inds. GDR                          2,282,310
   WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
      40,392   Orascom Telecom Hldg. SAE GDR                           2,665,872
                                                                     -----------
                                                                       4,948,182
--------------------------------------------------------------------------------
HONG KONG -- 4.9%
   AUTOMOBILES -- 0.7%
   4,250,000   Denway Motors Ltd.                                      1,721,289
   DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
   1,112,000   Hutchison Telecom. Int'l. Ltd.*                         2,810,883
   ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.9%
     562,500   Kingboard Chemical Hldgs. Ltd.                          2,209,470
   SPECIALTY RETAIL -- 0.5%
   1,534,000   GOME Electrical Appliance Hldgs. Ltd.                   1,203,122
   WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
     516,500   China Mobile (Hong Kong) Ltd.                           4,472,623
                                                                     -----------
                                                                      12,417,387
--------------------------------------------------------------------------------
INDIA -- 5.5%
   INFORMATION TECHNOLOGY SERVICES -- 3.0%
     136,900   Infosys Technologies Ltd. ADR                           7,469,264
   OIL, GAS AND CONSUMABLE FUELS -- 2.5%
      83,300   Reliance Inds. Ltd. GDR+                                6,294,981
                                                                     -----------
                                                                      13,764,245
--------------------------------------------------------------------------------
INDONESIA -- 4.5%
   COMMERCIAL BANKS -- 2.0%
   6,009,500   PT Bank Mandiri                                         1,937,794
   5,271,000   PT Bank Rakyat Indonesia                                3,018,363
                                                                     -----------
                                                                       4,956,157
   DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.5%
   4,111,000   PT Indosat Tbk                                          3,085,479
   2,857,000   PT Telekomunikasi Indonesia                             3,208,506
                                                                     -----------
                                                                       6,293,985
                                                                     -----------
                                                                      11,250,142
--------------------------------------------------------------------------------
ISRAEL -- 1.1%
   PHARMACEUTICALS -- 1.1%
      88,200   Teva Pharmaceutical Inds. Ltd. ADR                      2,741,256
--------------------------------------------------------------------------------
LUXEMBOURG -- 1.5%
   ENERGY EQUIPMENT AND SERVICES -- 0.0%
       3,265   Tenaris S.A.                                          $    78,797
   WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
      59,200   Millicom Int'l. Cellular S.A.*                          3,649,088
                                                                     -----------
                                                                       3,727,885
--------------------------------------------------------------------------------
MALAYSIA -- 3.8%
   COMMERCIAL BANKS -- 1.1%
   1,297,000   Bumiputra-Commerce Hldgs. Berhad                        2,847,521
   ELECTRIC UTILITIES -- 0.8%
     678,000   Tenaga Nasional Berhad                                  2,093,541
   FOOD PRODUCTS -- 1.1%
     506,400   IOI Corp. Berhad                                        2,639,592
   INDUSTRIAL CONGLOMERATES -- 0.8%
     984,000   Sime Darby Berhad                                       2,007,026
                                                                     -----------
                                                                       9,587,680
--------------------------------------------------------------------------------
MEXICO -- 7.0%
   COMMERCIAL BANKS -- 1.7%
   1,122,800   Grupo Fin. Banorte S.A. de C.V.                         4,391,192
   CONSTRUCTION AND ENGINEERING -- 0.6%
     396,584   Empresas ICA S.A. de C.V.*                              1,498,137
   FOOD AND STAPLES RETAILING -- 1.2%
     659,022   Wal-Mart de Mexico S.A. de C.V.                         2,900,173
   HOUSEHOLD DURABLES -- 0.6%
     233,000   Consorcio Ara S.A. de C.V.                              1,585,621
   WIRELESS TELECOMMUNICATION SERVICES -- 2.9%
      95,200   America Movil S.A. de C.V. ADR                          4,304,944
     336,000   America Telecom S.A. de C.V.*                           3,064,303
                                                                     -----------
                                                                       7,369,247
                                                                     -----------
                                                                      17,744,370
--------------------------------------------------------------------------------
MOZAMBIQUE -- 0.4%
   METALS AND MINING -- 0.4%
   1,080,000   Kenmare Resources PLC*                                    930,750
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 9.0%
   COMMERCIAL BANKS -- 0.7%
   2,781,000   Industrial & Comm'l Bank of China*                      1,734,192
   ELECTRIC UTILITIES -- 2.1%
   2,546,000   Datang Int'l. Power Generation Co. Ltd.                 2,651,538
   2,946,000   Huaneng Power Int'l., Inc.                              2,628,734
                                                                     -----------
                                                                       5,280,272
   ENERGY EQUIPMENT AND SERVICES -- 1.2%
   1,259,000   China Shenhua Energy Co., Ltd.                          3,030,302
   OIL, GAS AND CONSUMABLE FUELS -- 2.9%
   3,690,000   CNOOC Ltd.                                              3,501,363
   2,728,000   PetroChina Co. Ltd.                                     3,865,275
                                                                     -----------
                                                                       7,366,638
   TRANSPORTATION INFRASTRUCTURE -- 0.5%
     556,000   China Comms. Construction Co. Ltd.*                       549,023
     950,000   Jiangsu Expressway Co. Ltd.                               598,513
                                                                     -----------
                                                                       1,147,536
   WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
   2,822,000   China Unicom Ltd.                                       4,136,340
                                                                     -----------
                                                                      22,695,280
--------------------------------------------------------------------------------
RUSSIA -- 7.9%
   DIVERSIFIED CONSUMER SERVICES -- 0.9%
      71,000   AFK Sistema GDR                                         2,272,000
   OIL, GAS AND CONSUMABLE FUELS -- 6.2%
     220,450   OAO Gazprom ADR                                        10,140,700
     576,700   OAO Rosneft Oil Co. GDR*+                               5,420,980
                                                                     -----------
                                                                      15,561,680

                                              See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
      26,000   VimpelCom ADR*                                       $  2,052,700
                                                                    ------------
                                                                      19,886,380
--------------------------------------------------------------------------------
SOUTH AFRICA -- 5.8%
   COMMERCIAL BANKS -- 1.1%
      55,000   ABSA Group Ltd.                                           976,123
     535,000   FirstRand Ltd.                                          1,684,968
                                                                    ------------
                                                                       2,661,091
   FOOD AND STAPLES RETAILING -- 0.4%
      93,811   Massmart Hldgs. Ltd.                                      934,277
   INDUSTRIAL CONGLOMERATES -- 0.4%
      48,268   Imperial Hldgs. Ltd.*                                   1,122,953
   MEDIA -- 0.6%
      70,000   Naspers Ltd.                                            1,648,508
   METALS AND MINING -- 2.4%
      10,135   Anglo American Platinum Corp.                           1,230,828
      72,800   Anglo American PLC                                      3,532,176
      48,000   Impala Platinum Hldgs. Ltd.                             1,252,979
                                                                    ------------
                                                                       6,015,983
   OIL, GAS AND CONSUMABLE FUELS -- 0.9%
      61,000   Sasol Ltd.                                              2,239,557
                                                                    ------------
                                                                      14,622,369
--------------------------------------------------------------------------------
SOUTH KOREA -- 17.7%
   BEVERAGES -- 0.6%
      11,000   Hite Brewery Co. Ltd.                                   1,413,441
   COMMERCIAL BANKS -- 1.7%
      69,500   Daegu Bank                                              1,188,226
     170,730   Industrial Bank of Korea*                               3,148,408
                                                                    ------------
                                                                       4,336,634
   COMMERCIAL SERVICES AND SUPPLIES -- 0.4%
      19,870   S1 Corp.                                                  926,198
   CONSTRUCTION AND ENGINEERING -- 1.4%
      57,270   Hyundai Development Co.                                 3,497,781
   DIVERSIFIED FINANCIAL SERVICES -- 1.0%
      45,900   Hana Financial Group, Inc.                              2,413,452
   FOOD AND STAPLES RETAILING -- 1.1%
       4,500   Orion Corp.*                                            1,318,548
       2,500   Shinsegae Co. Ltd.                                      1,559,140
                                                                    ------------
                                                                       2,877,688
   HOUSEHOLD DURABLES -- 0.6%
      57,700   Woongjin Coway Co. Ltd.                                 1,600,710
   INDUSTRIAL CONGLOMERATES -- 0.9%
      60,430   Hanwha Corp.*                                           2,274,247
   INSURANCE -- 2.5%
      87,800   Hyundai Marine & Fire Ins. Co. Ltd.                     1,114,022
      30,700   Samsung Fire & Marine Ins. Co. Ltd.                     5,331,237
                                                                    ------------
                                                                       6,445,259
   MARINE -- 2.2%
      67,000   Daewoo Shipbuilding & Marine Engineering Co. Ltd.       2,103,656
     148,200   Samsung Heavy Inds. Co. Ltd.                            3,553,613
                                                                    ------------
                                                                       5,657,269
   OIL, GAS AND CONSUMABLE FUELS -- 0.4%
      31,500   GS Hldgs. Corp.                                         1,019,516
   PHARMACEUTICALS -- 1.4%
      17,990   Yuhan Corp.                                             3,443,247
   TRADING COMPANIES AND DISTRIBUTORS -- 3.5%
     268,200   Samsung Corp.                                           8,839,064
                                                                    ------------
                                                                      44,744,506
--------------------------------------------------------------------------------
TAIWAN -- 12.5%
   CHEMICALS -- 0.5%
     615,000   Taiwan Fertilizer Co. Ltd.                           $  1,175,472
   COMMERCIAL BANKS -- 1.7%
   3,485,000   Chang Hwa Commercial Bank*                              2,432,390
   1,272,000   Far Eastern Int'l. Bank                                   608,780
   2,148,000   Taishin Financial Hldgs. Co. Ltd.*                      1,258,684
                                                                    ------------
                                                                       4,299,854
   COMPUTERS AND PERIPHERALS -- 1.1%
     138,000   High Tech Computer Corp.                                2,730,787
   DIVERSIFIED FINANCIAL SERVICES -- 2.1%
   2,489,602   Shin Kong Financial Hldg. Co. Ltd.                      2,680,933
   4,877,570   SinoPac Hldgs.                                          2,611,247
                                                                    ------------
                                                                       5,292,180
   ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7%
     977,164   Hon Hai Precision Inds. Co. Ltd.                        6,970,107
   INSURANCE -- 0.4%
   1,849,000   China Life Insurance Co. Ltd.*                            998,386
   MULTILINE RETAIL -- 0.8%
   3,038,360   Far Eastern Dept. Stores Ltd.                           1,938,883
   SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.2%
   3,909,589   Taiwan Semiconductor Mfg.                               8,096,250
                                                                    ------------
                                                                      31,501,919
--------------------------------------------------------------------------------
THAILAND -- 2.9%
   BEVERAGES -- 0.6%
   8,892,000   Thai Beverage Pub. Co. Ltd.                             1,565,136
   COMMERCIAL BANKS -- 0.8%
     692,600   Bangkok Bank Pub. Co. Ltd.                              2,107,497
   DIVERSIFIED FINANCIAL SERVICES -- 0.3%
   1,165,000   TISCO Finance Pub. Co. Ltd.                               708,990
   OIL, GAS AND CONSUMABLE FUELS -- 1.2%
   1,078,600   PTT Exploration & Production Pub. Co., Ltd.             2,879,250
                                                                    ------------
                                                                       7,260,873
--------------------------------------------------------------------------------
TURKEY -- 1.8%
   COMMERCIAL BANKS -- 0.9%
     685,274   Turkiye Garanti Bankasi A.S.                            2,261,694
   WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
     464,048   Turkcell Iletisim Hizmetleri A.S.                       2,339,875
                                                                    ------------
                                                                       4,601,569
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
                  (COST $160,135,413)                                239,742,803
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 3.3%
BRAZIL -- 3.3%
   COMMERCIAL BANKS -- 3.3%
   1,635,160   Itausa-Investimentos Itau S.A.                       $  8,363,441
   FOOD PRODUCTS -- 0.0%
   4,700,000   Comp. Lorenz S.A.*++                                            0
--------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS
                  (COST $2,572,372)                                    8,363,441
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (1) -- 0.0%
           8   RS Emerging Growth Fund, Class A                     $        276
          13   RS Global Natural Resources Fund, Class A                     403
          11   RS Growth Fund, Class A                                       161
          30   RS Investors Fund, Class A                                    350

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
           6   RS MidCap Opportunities Fund, Class A                $         89
           4   RS Partners Fund, Class A                                     131
           7   RS Smaller Company Growth Fund, Class A                       142
           3   RS Value Fund, Class A                                         88
--------------------------------------------------------------------------------
               TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                  DEFERRED COMPENSATION PLAN
                  (COST $1,640)                                            1,640
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
  $2,540,000   State Street Bank and Trust Co. repurchase
               agreement dated 12/29/2006, maturity value
               $2,540,706 at 2.50%, due 1/2/2007 (2)
                   (COST $2,540,000)                                $  2,540,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
   (COST $165,249,425)                                               250,647,884
CASH, RECEIVABLES, AND OTHER ASSETS LESS
   LIABILITIES -- 0.6%                                                 1,433,264
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $252,081,148
--------------------------------------------------------------------------------

*    Non-income producing security.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees and may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $11,715,961 representing 4.6% of net assets.

++ At 12/31/2006, these securities have been deemed illiquid by the investment adviser with a market value of $0.

(1) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(2) The repurchase agreement is fully collateralized by $1,920,000 in U.S. Treasury Bond, 7.625%, due 2/15/2025, with a value of $2,592,000.

GLOSSARY OF TERMS:

   ADR -- American Depositary Receipt.

   GDR -- Global Depositary Receipt.

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS INVESTMENT QUALITY BOND FUND

December 31, 2006

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 9.6%
$1,450,499   Ameriquest Mtg. Secs., Inc.
                2003-5 A6
                4.541% due 4/25/2033 (1)                             $ 1,416,528
    34,667   Amresco
                1997-1 MIF
                7.42% due 3/25/2027                                       34,525
   800,000   Capital Auto Receivables Asset Tr.
                2006-SN1A A3
                5.31% due 10/20/2009+                                    800,077
 1,264,000   Carmax Auto Owner Tr.
                2005-1 A4
                4.35% due 3/15/2010                                    1,247,747
    92,535   Caterpillar Financial Asset Tr.
                2004-A A3
                3.13% due 1/26/2009                                       91,799
   175,000   Chase Funding Mtg. Loan
                2004-1 1A6
                4.266% due 6/25/2015                                     167,181
   467,000   CitiFinancial Mtg. Sec., Inc.
                2003-3 AF5
                4.553% due 8/25/2033                                     455,146
             Countrywide Asset-Backed Certificates
                2004-10 AF3
    40,156      3.842% due 10/25/2030                                     39,960
                2004-S1 A2
   197,616      3.872% due 3/25/2020                                     194,705
 1,500,000   New Century Home Equity Loan Tr.
                2005-A A4
                5.114% due 8/25/2035 (1)                               1,477,269
 1,310,000   Renaissance Home Equity Loan Tr.
                2005-2 AF3
                4.499% due 8/25/2035 (1)                               1,295,721
             Residential Asset Mtg. Prods., Inc.
                2003-RZ4 A5
   300,000      4.66% due 2/25/2032                                      295,840
                2003-RS3 AI4
   750,000      5.67% due 4/25/2033                                      749,956
   517,308   Residential Funding Mtg. Secs.
                2003-HS3 AI2
                3.15% due 7/25/2018                                      510,863
 1,080,314   Vanderbilt Acquisition Loan Tr.
                2002-1 A3
                5.70% due 9/7/2023                                     1,082,225
 1,055,791   Volkswagen Auto Lease Tr.
                2004-A A4A
                3.09% due 8/20/2010                                    1,049,626
--------------------------------------------------------------------------------
             TOTAL ASSET BACKED SECURITIES
                (COST $11,013,149)                                    10,909,168
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 24.7%
$2,078,227   Banc of America Alternative Loan Tr.
                2004-1 2A1
                6.00% due 2/25/2034                                  $ 2,080,325
             Banc of America Funding Corp.
                2006-1 3A1
 2,265,914      5.50% due 1/25/2036                                    2,214,308
                2006-3 5A5
 1,076,483      5.50% due 3/25/2036                                    1,065,424
   581,281   Citigroup Mtg. Loan Tr.
                2005-8 2A5
                5.50% due 9/25/2035                                      580,520
             Countrywide Home Loans
$2,707,242      2005-21 A2
                5.50% due 10/25/2035                                 $ 2,655,635
   934,596      2002-19 1A1
                6.25% due 11/25/2032                                     934,792
             FHLMC
                2626 KA
   700,000      3.00% due 3/15/2030                                      651,780
                1534 Z
   603,333      5.00% due 6/15/2023                                      591,955
                2663 VQ
   400,000      5.00% due 6/15/2022                                      381,927
                2500 TD
   196,304      5.50% due 2/15/2016                                      196,072
                3227 PR
 2,300,000      5.50% due 9/15/2035                                    2,260,340
                2367 ME
 1,169,921      6.50% due 10/15/2031                                   1,193,391
 1,022,845   FNMA
                2006-45 AC
                5.50% due 6/25/2036                                    1,014,672
 1,757,352   GNMA
                1997-19 PG
                6.50% due 12/20/2027                                   1,803,908
 2,380,108   J.P. Morgan Mtg. Tr.
                2005-S2 2A15
                6.00% due 9/25/2035                                    2,377,878
   918,000   Mastr Asset Securitization Tr.
                2003-10 3A7
                5.50% due 11/25/2033                                     892,285
 1,688,318   Residential Funding Mtg. Secs.
                2006-S3 A7
                5.50% due 3/25/2036                                    1,671,390
             Wells Fargo Mtg.-Backed Secs. Tr.
                2005-AR10 2A15
 1,220,000      4.109% due 6/25/2035 (1)                               1,191,753
                2003-11 1A3
 1,500,000      4.75% due 10/25/2018                                   1,475,069
                2005-5 1A1
 1,895,616      5.00% due 5/25/2020                                    1,849,410
                2006-1 A3
 1,187,654      5.00% due 3/25/2021                                    1,159,819
--------------------------------------------------------------------------------
             TOTAL COLLATERALIZED MORTGAGE
                OBLIGATIONS
                (COST $28,529,012)                                    28,242,653
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 14.7%
$1,250,000   Banc of America Comm'l. Mtg. Tr.
                2006-3 A4
                5.889% due 7/10/2044                                 $ 1,299,401
   280,401   Chase Comm'l. Mtg. Secs. Corp.
                1998-2 A2
                6.39% due 11/18/2030                                     284,365
 1,200,000   Comm'l. Mtg. Pass-Though Certificates
                2006-C7 AM
                5.794% due 6/10/2046                                   1,242,534
 1,200,000   Credit Suisse Mtg. Capital Certificates
                2006-C4 AM
                5.509% due 9/15/2039                                   1,209,456
 1,500,000   Crown Castle Towers LLC
                2005-1A AFX
                4.643% due 6/15/2035+(1)                               1,469,792

See notes to financial statements.

December 31, 2006

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
$  102,780   First Union National Bank Comm'l.
                Mtg. Tr.
                2000-C2 A1
                6.94% due 10/15/2032                                 $   102,581
 1,050,000   Four Times Square Tr.
                2000-4TS A2
                7.795% due 4/15/2015+                                  1,137,172
 1,500,000   GE Comm'l. Mtg. Corp.
                2005-C1 A5
                4.772% due 6/10/2048                                   1,446,944
   346,709   GMAC Comm'l. Mtg. Secs., Inc.
                1997-C1 A3
                6.869% due 7/15/2029                                     347,822
             J.P. Morgan Chase Comm'l. Mtg. Secs. Corp.
                2006-CB17 A4
 1,150,000      5.429% due 12/12/2043                                  1,155,833
                2006-RR1A A1
 1,200,000      5.456% due 10/18/2052+(1)                              1,206,000
             Merrill Lynch Mtg. Tr.
                2004-BPC1 A5
   200,000      4.855% due 10/12/2041 (1)                                193,881
                2006-C1 AM
 1,100,000      5.66% due 5/12/2039 (1)                                1,129,102
             Morgan Stanley Capital I
                2006-HQ9 AM
 1,200,000      5.773% due 7/12/2044                                   1,234,250
                1999-RM1 E
   975,000      7.002% due 12/15/2031 (1)                              1,005,409
 1,150,000   SBA CMBS Tr.
                2006-1A A
                5.314% due 11/15/2036+                                 1,151,977
 1,200,000   Wachovia Bank Comm'l. Mtg. Tr.
                2006-C23 A4
                5.418% due 1/15/2045                                   1,205,514
--------------------------------------------------------------------------------
             TOTAL COMMERCIAL MORTGAGE BACKED
                SECURITIES
                (COST $16,752,475)                                    16,822,033
--------------------------------------------------------------------------------
CORPORATE BONDS -- 21.5%
AEROSPACE AND DEFENSE -- 0.9%
$  200,000   General Dynamics Corp.
                4.50% due 8/15/2010                                  $   195,753
   250,000   L-3 Communications Corp.
                6.125% due 1/15/2014                                     244,375
   150,000   TRW, Inc.
                7.75% due 6/1/2029                                       183,356
             United Technologies Corp.
   100,000      4.375% due 5/1/2010                                       97,684
   300,000      4.875% due 5/1/2015                                      289,205
                                                                     -----------
                                                                       1,010,373
--------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
             DaimlerChrysler NA Hldg.
   150,000      4.05% due 6/4/2008                                       146,796
    80,000      6.50% due 11/15/2013                                      82,136
   250,000   Ford Motor Credit Co.
                6.50% due 1/25/2007                                      250,042
                                                                     -----------
                                                                         478,974
--------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.3%
   350,000   CRH America, Inc.
                6.00% due 9/30/2016                                      353,288
--------------------------------------------------------------------------------
CHEMICALS -- 0.1%
   100,000   Lubrizol Corp.
                5.50% due 10/1/2014                                       97,487
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.2%
$  200,000   Siemens Financieringsmat
                6.125% due 8/17/2026+                                $   204,354
--------------------------------------------------------------------------------
ELECTRIC -- 0.3%
   150,000   Nevada Power Co.
                6.65% due 4/1/2036                                       155,826
   170,000   TAQA Abu Dhabi Nat'l.
                6.50% due 10/27/2036+                                    175,343
                                                                     -----------
                                                                         331,169
--------------------------------------------------------------------------------
ENERGY -- 0.6%
   342,000   RAS Laffan Liquefied Natural Gas
                3.437% due 9/15/2009+                                    333,221
   350,000   Western Oil Sands, Inc.
                8.375% due 5/1/2012                                      388,500
                                                                     -----------
                                                                         721,721
--------------------------------------------------------------------------------
ENERGY-REFINING -- 0.3%
   250,000   Tosco Corp.
                8.125% due 2/15/2030                                     319,665
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.2%
   250,000   Time Warner, Inc.
                7.57% due 2/1/2024                                       274,733
--------------------------------------------------------------------------------
FINANCE COMPANIES -- 1.5%
   150,000   American Express
                6.80% due 9/1/2066                                       159,951
   200,000   Capital One Bank
                5.75% due 9/15/2010                                      203,219
   500,000   CIT Group, Inc.
                5.595% due 5/18/2007 (1)                                 500,513
   200,000   General Electric Capital Corp.
                6.75% due 3/15/2032                                      229,056
   400,000   Household Finance Corp.
                6.375% due 11/27/2012                                    421,191
   150,000   Residential Capital Corp.
                6.125% due 11/21/2008                                    150,743
                                                                     -----------
                                                                       1,664,673
--------------------------------------------------------------------------------
FINANCIAL -- 1.5%
   150,000   Bear Stearns Co., Inc.
                5.55% due 1/22/2017                                      149,872
   575,000   Goldman Sachs Group, Inc.
                5.125% due 1/15/2015                                     561,819
             Lehman Brothers Hldgs., Inc.
   200,000      4.25% due 1/27/2010                                      194,685
   200,000      6.625% due 1/18/2012                                     211,318
   250,000   Merrill Lynch & Co.
                5.00% due 1/15/2015                                      243,549
             Morgan Stanley
   150,000      4.00% due 1/15/2010                                      145,141
   200,000      4.75% due 4/1/2014                                       191,225
                                                                     -----------
                                                                       1,697,609
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.4%
   400,000   Bank of America Corp.
                4.875% due 9/15/2012                                     392,006
   300,000   BB&T Corp.
                4.90% due 6/30/2017                                      283,734
             Citigroup, Inc.
   400,000      4.625% due 8/3/2010                                      392,837
   500,000      5.00% due 9/15/2014                                      488,198
   300,000   City Nat'l. Corp.
                5.125% due 2/15/2013                                     293,794
   200,000   Credit Suisse First Boston
                6.50% due 1/15/2012                                      210,186

                                              See notes to financial statements.

December 31, 2006

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
$  200,000   HSBC USA, Inc.
                4.625% due 4/1/2014                                   $  190,636
   450,000   J.P. Morgan Chase & Co.
                5.75% due 1/2/2013                                       457,967
   375,000   MBNA America Bank Nat'l.
                7.125% due 11/15/2012                                    408,564
   150,000   Sovereign Bank
                5.125% due 3/15/2013                                     146,546
   300,000   Wachovia Capital Tr. III
                5.80% due 3/15/2042 (1)                                  302,477
   200,000   Wachovia Corp.
                5.25% due 8/1/2014                                       197,564
   150,000   Washington Mutual Bank
                5.65% due 8/15/2014                                      150,208
                                                                      ----------
                                                                       3,914,717
--------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.6%
   125,000   Diageo Capital PLC
                5.50% due 9/30/2016                                      123,412
   300,000   Kellogg Co.
                2.875% due 6/1/2008                                      289,560
   300,000   Kraft Foods, Inc.
                5.25% due 10/1/2013                                      296,208
                                                                      ----------
                                                                         709,180
--------------------------------------------------------------------------------
GAMING -- 0.1%
   150,000   Harrahs Operating Co., Inc.
                5.625% due 6/1/2015                                      128,647
--------------------------------------------------------------------------------
HEALTH CARE -- 0.3%
   350,000   Aetna Inc.
                6.00% due 6/15/2016                                      360,626
--------------------------------------------------------------------------------
 HOME CONSTRUCTION -- 0.3%
   300,000   Ryland Group, Inc.
                5.375% due 6/1/2008                                      297,991
--------------------------------------------------------------------------------
INSURANCE -- 1.1%
   250,000   Genworth Financial, Inc.
                4.95% due 10/1/2015                                      240,948
   250,000   MetLife, Inc.
                6.40% due 12/15/2036 (1)                                 251,152
   300,000   Symetra Financial Corp.
                6.125% due 4/1/2016+                                     303,445
   300,000   UnumProvident Finance Co.
                6.85% due 11/15/2015+                                    311,909
   200,000   Willis Group NA
                5.625% due 7/15/2015                                     191,444
                                                                      ----------
                                                                       1,298,898
--------------------------------------------------------------------------------
MEDIA-CABLE -- 0.7%
   650,000   Comcast Cable Comm., Inc.
                6.875% due 6/15/2009                                     672,389
   100,000   Comcast Corp.
                6.45% due 3/15/2037                                      100,054
                                                                      ----------
                                                                         772,443
--------------------------------------------------------------------------------
MEDIA-NONCABLE -- 1.2%
   150,000   News America Hldgs.
                8.00% due 10/17/2016                                     172,276
 1,150,000   Scholastic Corp.
                5.75% due 1/15/2007                                    1,151,672
                                                                      ----------
                                                                       1,323,948
--------------------------------------------------------------------------------
METALS AND MINING -- 0.2%
   200,000   Noranda, Inc.
                6.00% due 10/15/2015                                     203,968
--------------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 0.2%
$  125,000   Enterprise Prods. Operating
                8.375% due 8/1/2066 (1)                               $  135,401
   150,000   Kinder Morgan, Inc.
                6.50% due 9/1/2012                                       150,711
                                                                      ----------
                                                                         286,112
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.1%
    75,000   Weyerhaeuser Co.
                6.75% due 3/15/2012                                       78,657
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.5%
             Genentech, Inc.
   150,000      4.75% due 7/15/2015                                      143,600
   250,000      5.25% due 7/15/2035                                      232,569
   125,000   Schering-Plough Corp.
                5.55% due 12/1/2013                                      125,362
   125,000   Wyeth
                6.00% due 2/15/2036                                      127,951
                                                                      ----------
                                                                         629,482
--------------------------------------------------------------------------------
RAILROADS -- 0.5%
   100,000   Canadian Nat'l. Railway
                6.20% due 6/1/2036                                       105,973
   150,000   CSX Corp.
                4.875% due 11/1/2009                                     148,355
   300,000   Norfolk Southern Corp.
                6.75% due 2/15/2011                                      315,499
                                                                      ----------
                                                                         569,827
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
   200,000   ERP Operating LP
                5.375% due 8/1/2016                                      197,910
   150,000   Federal Realty Investment Tr.
                6.20% due 1/15/2017                                      154,719
   200,000   Liberty Ppty. LP
                7.25% due 3/15/2011                                      212,937
   100,000   Regency Centers LP
                6.75% due 1/15/2012                                      105,342
   200,000   Simon Ppty. Group LP
                5.25% due 12/1/2016                                      194,876
   250,000   USB Realty Corp.
                6.091% due 12/22/2049+                                   249,150
   250,000   Westfield Group
                5.40% due 10/1/2012+                                     249,028
                                                                      ----------
                                                                       1,363,962
--------------------------------------------------------------------------------
RETAILERS -- 0.7%
   200,000   Federated Retail Hldgs.
                5.90% due 12/1/2016                                      199,689
   200,000   Home Depot, Inc.
                5.25% due 12/16/2013                                     198,513
   200,000   J.C. Penny Co., Inc.
                7.40% due 4/1/2037                                       218,017
   150,000   Wal-Mart Stores, Inc.
                4.50% due 7/1/2015                                       141,337
                                                                      ----------
                                                                         757,556
--------------------------------------------------------------------------------
SUPERMARKETS -- 0.1%
   100,000   Kroger Co.
                7.50% due 4/1/2031                                       112,239
--------------------------------------------------------------------------------
TECHNOLOGY -- 0.2%
   250,000   Cisco Systems, Inc.
                5.50% due 2/22/2016                                      250,159
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 1.8%
   300,000   Alabama Power Co.
                5.65% due 3/15/2035                                      281,332

See notes to financial statements.

December 31, 2006

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
$  200,000   Exelon Corp.
                4.45% due 6/15/2010                                  $   193,461
   200,000   Florida Power & Light Co.
                4.95% due 6/1/2035                                       177,851
   350,000   Nevada Power Co.
                5.875% due 1/15/2015                                     348,380
   100,000   Pacific Gas & Electric Co.
                6.05% due 3/1/2034                                       100,858
   300,000   Potomac Edison Co.
                5.35% due 11/15/2014                                     295,485
   500,000   Public Service Co. of New Mexico
                4.40% due 9/15/2008                                      490,839
   200,000   Public Service Electric Gas Co.
                5.125% due 9/1/2012                                      197,297
                                                                     -----------
                                                                       2,085,503
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 0.7%
   200,000   America Movil S.A. de C.V.
                6.375% due 3/1/2035                                      195,129
   400,000   New Cingular Wireless Svcs.
                8.125% due 5/1/2012                                      450,107
             Sprint Capital Corp.
   125,000      6.90% due 5/1/2019                                       128,880
                                                                     -----------
                                                                         774,116
--------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 1.3%
   250,000   Deutsche Telekom Int'l. Finance BV
                8.25% due 6/15/2030 (1)                                  307,335
   100,000   Embarq Corp.
                7.082% due 6/1/2016                                      101,802
             France Telecom S.A.
   325,000      7.75% due 3/1/2011 (1)                                   354,014
   115,000      8.50% due 3/1/2031 (1)                                   150,964
   150,000   Telecom Italia Capital
                5.25% due 10/1/2015                                      140,116
   225,000   Verizon Communications
                5.55% due 2/15/2016                                      224,222
   200,000   Verizon Global Funding Corp.
                5.85% due 9/15/2035                                      191,549
                                                                     -----------
                                                                       1,470,002
--------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
                (COST $24,515,114)                                    24,542,079
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES -- 18.7%
             FHLMC
$7,856,634      5.50% due 9/1/2034 - 12/1/2036                       $ 7,772,975
     2,185      7.00% due 8/1/2008                                         2,203
             FNMA
 1,728,684      5.00% due 8/1/2021                                     1,699,260
 5,187,531      5.00% due 4/1/2034 - 6/1/2036                          5,012,951
   576,843      5.50% due 8/1/2019 - 9/1/2019                            577,729
 1,300,000      5.50% due 1/1/2037                                     1,284,698
   716,155      6.00% due 8/1/2021                                       726,241
   170,173      6.50% due 1/1/2013                                       174,169
   424,827      6.50% due 7/1/2014                                       434,875
 1,906,645      6.50% due 8/1/2036                                     1,942,593
   420,542      7.00% due 2/1/2009 - 6/1/2032                            432,829
   298,247      7.50% due 5/1/2027 - 2/1/2031                            311,337
   111,522      8.00% due 6/1/2030 - 9/1/2030                            117,625
             GNMA
   280,158      6.00% due 12/15/2033                                     284,337
   514,097      6.50% due 4/15/2033                                      528,280
--------------------------------------------------------------------------------
             TOTAL MORTGAGE PASS-THROUGH SECURITIES
                (COST $21,265,232)                                    21,302,102
--------------------------------------------------------------------------------
SOVEREIGN DEBT SECURITIES -- 0.7%
             Pemex Project Funding Master Tr.
$  100,000      6.625% due 6/15/2035                                 $   102,300
   350,000      7.875% due 2/1/2009 (1)                                  366,800
   250,000   Quebec Province
                4.60% due 5/26/2015                                      240,417
   100,000   United Mexican States
                4.625% due 10/8/2008                                      98,750
--------------------------------------------------------------------------------
             TOTAL SOVEREIGN DEBT SECURITIES
                (COST $800,406)                                          808,267
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITY -- 0.2%
$  200,000   Oregon Sch. Brds. Association
                4.759% due 6/30/2028
                (COST $200,000)                                      $   181,590
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 8.2%
U.S. GOVERNMENT AGENCY SECURITIES -- 3.9%
$2,590,000   FHLB
                5.125% due 7/17/2018                                 $ 2,481,362
             FHLMC
   390,000      3.15% due 12/16/2008                                     375,515
 1,418,000      5.00% due 7/2/2018                                     1,344,582
   310,000   FNMA
                4.50% due 12/1/2009                                      304,405
                                                                     -----------
                                                                       4,505,864
--------------------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 4.3%
             U.S. Treasury Bonds
 1,491,000      4.50% due 2/15/2036                                    1,417,849
 1,195,000      8.125% due 8/15/2019                                   1,561,248
             U.S. Treasury Notes
   202,000      4.50% due 11/30/2011                                     200,201
 1,595,000      4.625% due 11/15/2016                                  1,584,534
    98,000      4.625% due 11/30/2008                                     97,644
                                                                     -----------
                                                                       4,861,476
--------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT SECURITIES
                (COST $9,365,394)                                      9,367,340
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (2) -- 0.0%
         4   RS Emerging Growth Fund, Class A                        $       136
         6   RS Global Natural Resources Fund, Class A                       199
         5   RS Growth Fund, Class A                                          79
        15   RS Investors Fund, Class A                                      173
         3   RS MidCap Opportunities Fund, Class A                            44
         2   RS Partners Fund, Class A                                        65
         3   RS Smaller Company Growth Fund, Class A                          70
         2   RS Value Fund, Class A                                           44
--------------------------------------------------------------------------------
             TOTAL OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
                COMPENSATION PLAN
                (COST $810)                                                  810
--------------------------------------------------------------------------------

                                              See notes to financial statements.

December 31, 2006

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
$919,000   State Street Bank and Trust Co.
           repurchase agreement, dated 12/29/2006,
           maturity value $919,521 at 5.10%,
           due 1/2/2007 (3)
              (COST $919,000)                                       $    919,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
   (COST $113,360,592)                                               113,095,042
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES -- 0.9%                                              986,037
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $114,081,079
--------------------------------------------------------------------------------

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $7,591,468 representing 6.7% of net asset of which have been deemed liquid by investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(1) Interest accrual can change due to structural features. The rate shown is the rate in effect at 12/31/2006.

(2) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(3) The repurchase agreement is fully collateralized by $920,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $938,400.

See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS LOW DURATION BOND FUND

December 31, 2006

PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 18.1%
 $329,879   Ameriquest Mtg. Secs., Inc.
               2003-5 A6
               4.541% due 4/25/2033                                  $   322,153
  340,000   Bank One Issuance Tr.
               2003-A7 A7
               3.35% due 3/15/2011                                       331,515
  520,000   Capital Auto Receivables Asset Tr.
               2006-SN1A A3
               5.31% due 10/20/2009+                                     520,050
  390,000   Carmax Auto Owner Tr.
               2005-1 A4
               4.35% due 3/15/2010                                       384,985
   86,983   Caterpillar Financial Asset Tr.
               2004-A A3
               3.13% due 1/26/2009                                        86,291
  440,000   Chase Funding Mtg. Loan
               2004-1 1A6
               4.266% due 6/25/2015                                      420,340
  259,282   Chase Manhattan Auto Owner Tr.
               2003-A A4
               2.06% due 12/15/2009                                      257,108
  350,000   CitiFinancial Mtg. Sec., Inc.
               2003-3 AF5
               4.553% due 8/25/2033                                      341,116
            Countrywide Asset-Backed
               Certificates
               2004-10 AF3
  139,962      3.842% due 10/25/2030                                     139,281
               2004-S1 A2
  273,256      3.872% due 3/25/2020                                      269,232
  565,000   Ford Credit Auto Owner Tr.
               2005-B A4
               4.38% due 1/15/2010                                       558,499
   52,481   Navistar Financial Corp. Owner Tr.
               2004-A A3
               2.01% due 8/15/2008                                        52,201
  510,000   Renaissance Home Equity Loan Tr.
               2005-2 AF3
               4.499% due 8/25/2035 (1)                                  504,441
            Residential Asset Mtg. Prods., Inc.
               2003-RZ4 A5
  510,000      4.66% due 2/25/2032                                       502,927
               2002-RS4 AI5
  119,050      5.663% due 8/25/2032                                      118,569
               2003-RS3 AI4
  550,000      5.67% due 4/25/2033 (1)                                   549,968
               2004-RS9 AII2
  102,196      5.69% due 5/25/2034 (1)                                   102,306
   96,995   Residential Funding Mtg. Secs.
               2003-HS3 AI2
               3.15% due 7/25/2018                                        95,787
  317,797   Volkswagen Auto Lease Tr.
               2004-A A4A
               3.09% due 8/20/2010                                       315,941
  587,000   World Omni Auto Receivables Tr.
               2005-A A4
               3.82% due 11/12/2011                                      575,100
--------------------------------------------------------------------------------
            TOTAL ASSET BACKED SECURITIES
               (COST $6,477,138)                                       6,447,810
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.9%
            FHLMC
               2598 QC
 $419,791      4.50% due 6/15/2027                                   $   414,066
               1534 Z
  252,180      5.00% due 6/15/2023                                       247,424
               2500 TD
  203,575      5.50% due 2/15/2016                                       203,334
               20 H
  113,146      5.50% due 10/25/2023                                      112,905
               1650 J
  208,620      6.50% due 6/15/2023                                       210,315
            FNMA
               2003-24 PU
  282,827      3.50% due 11/25/2015                                      272,747
               2003-63 GU
  315,709      4.00% due 7/25/2033                                       310,541
               2005-39 CL
  340,000      5.00% due 12/25/2021                                      336,422
               2003-13 ME
  389,833      5.00% due 2/25/2026                                       387,312
               2002-55 PC
   70,909      5.50% due 4/25/2026                                        70,619
               2006-45 AC
  328,321      5.50% due 6/25/2036                                       325,697
   57,918   GNMA
               2002-93 NV
               4.75% due 2/20/2032                                        56,747
  202,750   J.P. Morgan Mtg. Tr.
               2005-S2 2A15
               6.00% due 9/25/2035                                       202,560
            Wells Fargo Mtg.-Backed Secs. Tr.
               2005-AR10 2A15
  330,000      4.109% due 6/25/2035 (1)                                  322,360
               2005-14 2A1
   60,422      5.50% due 12/25/2035                                       59,157
--------------------------------------------------------------------------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (COST $3,578,459)                                       3,532,206
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.1%
 $574,591   Chase Comm'l. Mtg. Secs. Corp.
               1998-2 A2
               6.39% due 11/18/2030                                  $   582,715
  393,000   Comm'l. Mtg. Asset Tr.
               1999-C1 A3
               6.64% due 1/17/2032                                       402,700
  250,000   Crown Castle Towers LLC
               2005-1A AFX
               4.643% due 6/15/2035+                                     244,965
  320,000   Four Times Square Tr.
               2000-4TS A2
               7.795% due 4/15/2015+                                     346,567
            GMAC Comm'l. Mtg. Secs., Inc.
               1997-C1 A3
  113,300      6.869% due 7/15/2029                                      113,663
               1999-C2 A2
  289,562      6.945% due 9/15/2033                                      298,500
            Greenwich Capital Comm'l.
               Funding Corp.
               2004-GG1 A2
   51,704      3.835% due 6/10/2036                                       51,305
               2005-GG3 A2
  336,000      4.305% due 8/10/2042                                      327,098

                                              See notes to financial statements.

December 31, 2006

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
 $454,961   J.P. Morgan Chase Comm'l. Mtg.
               2004-C1 A1
               3.053% due 1/15/2038                                  $   437,903
  129,192   J.P. Morgan Comm'l. Mtg. Fin. Corp.
               1997-C5 B
               7.159% due 9/15/2029                                      129,150
            LB UBS Comm'l. Mtg. Tr.
  250,000      2003-C1 A2
               3.323% due 3/15/2027                                      244,164
   53,880      2001-C3 A1
               6.058% due 6/15/2020                                       54,696
  275,128      2000-C5 A1
               6.41% due 12/15/2019                                      277,239
  690,000   Morgan Stanley Capital I
               1999-RM1 E
               7.002% due 12/15/2031 (1)                                 711,521
  415,759   Salomon Brothers Mtg. Secs. VII, Inc.
               2001-C2 A2
               6.168% due 2/13/2010                                      419,077
--------------------------------------------------------------------------------
            TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
               (COST $4,710,979)                                       4,641,263
--------------------------------------------------------------------------------
CORPORATE BONDS -- 32.9%
AUTOMOTIVE -- 2.9%
 $500,000   Daimler Chrysler NA Hldg.
               4.75% due 1/15/2008                                   $   495,441
  200,000   Ford Motor Credit Co.
               6.50% due 1/25/2007                                       200,033
  350,000   General Motors Acceptance Corp.
               4.375% due 12/10/2007                                     345,129
                                                                     -----------
                                                                       1,040,603
--------------------------------------------------------------------------------
CHEMICALS -- 3.2%
  300,000   ICI Wilmington
               7.05% due 9/15/2007                                       302,788
  200,000   Lyondell Chemical Co.
               10.875% due 5/1/2009                                      203,750
  300,000   Potash Corp. Saskatchewan
               7.125% due 6/15/2007                                      302,121
  328,000   Praxair, Inc.
               4.75% due 7/15/2007                                       327,180
                                                                     -----------
                                                                       1,135,839
--------------------------------------------------------------------------------
ELECTRIC -- 0.8%
  300,000   Pepco Holdings, Inc.
               5.50% due 8/15/2007                                       299,760
--------------------------------------------------------------------------------
ENERGY -- 1.5%
  300,000   Anadarko Petroleum Corp.
               3.25% due 5/1/2008                                        290,738
  256,500   RAS Laffan Liquefied Natural Gas
               3.437% due 9/15/2009+                                     249,317
                                                                     -----------
                                                                         540,055
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.1%
  400,000   AOL Time Warner, Inc.
               6.15% due 5/1/2007                                        400,788
--------------------------------------------------------------------------------
FINANCE COMPANIES -- 3.0%
  500,000   General Electric Capital Corp.
               3.50% due 8/15/2007                                       494,938
  300,000   Istar Financial, Inc.
               7.00% due 3/15/2008                                       305,030
 $250,000   Residential Capital Corp.
               6.125% due 11/21/2008                                 $   251,239
                                                                     -----------
                                                                       1,051,207
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 1.7%
  300,000   Popular NA, Inc.
               3.875% due 10/1/2008                                      292,240
  300,000   Sovereign Bank
               4.00% due 2/1/2008                                        295,670
                                                                     -----------
                                                                         587,910
--------------------------------------------------------------------------------
HOME CONSTRUCTION -- 0.8%
  300,000   Ryland Group, Inc.
               5.375% due 6/1/2008                                       297,991
--------------------------------------------------------------------------------
INSURANCE -- 1.7%
  300,000   UnitedHealth Group, Inc.
               3.375% due 8/15/2007                                      296,314
  300,000   WellPoint, Inc.
               3.75% due 12/14/2007                                      295,265
                                                                     -----------
                                                                         591,579
--------------------------------------------------------------------------------
LODGING -- 0.8%
  300,000   Starwood Hotels & Resorts
               7.375% due 5/1/2007                                       301,225
--------------------------------------------------------------------------------
MEDIA-CABLE -- 0.9%
  300,000   Comcast Corp.
               7.625% due 4/15/2008                                      308,009
--------------------------------------------------------------------------------
MEDIA-NONCABLE -- 1.3%
  150,000   R.H. Donnelley Fin. Corp I
               10.875% due 12/15/2012                                    163,500
  300,000   Scholastic Corp.
               5.75% due 1/15/2007                                       300,436
                                                                     -----------
                                                                         463,936
--------------------------------------------------------------------------------
METALS AND MINING -- 1.4%
  500,000   Steel Dynamics, Inc.
               9.50% due 3/15/2009                                       515,000
--------------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 2.5%
  500,000   Enterprise Prod. Operating LP
               4.00% due 10/15/2007                                      493,883
  400,000   Sempra Energy
               4.621% due 5/17/2007                                      398,474
                                                                     -----------
                                                                         892,357
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.7%
  300,000   Int'l. Paper Co.
               3.80% due 4/1/2008                                        293,889
  300,000   Packaging Corp. of America
               4.375% due 8/1/2008                                       294,549
                                                                     -----------
                                                                         588,438
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
  300,000   EOP Operating LP
               6.763% due 6/15/2007                                      301,939
--------------------------------------------------------------------------------
RETAILERS -- 2.6%
  300,000   CVS Corp.
               3.875% due 11/1/2007                                      296,173
  305,000   Federated Dept. Stores
               6.625% due 9/1/2008                                       309,960
  300,000   J. C. Penney Corp., Inc.
               6.50% due 12/15/2007                                      302,239
                                                                     -----------
                                                                         908,372
--------------------------------------------------------------------------------
SUPERMARKETS -- 0.9%
  300,000   Safeway, Inc.
               7.00% due 9/15/2007                                       303,365
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES -- 0.8%
$  300,000   FedEx Corp.
                2.65% due 4/1/2007                                   $   297,962
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.7%
   289,000   American Electric Power
                4.709% due 8/16/2007 (1)                                 287,582
   300,000   Tampa Electric
                5.375% due 8/15/2007                                     299,716
                                                                     -----------
                                                                         587,298
--------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.8%
   300,000   Telecom Italia Capital
                4.00% due 11/15/2008                                     292,156
--------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
                (COST $11,740,869)                                    11,705,789
--------------------------------------------------------------------------------
SOVEREIGN DEBT SECURITY -- 0.8%
$  300,000   United Mexican States
                4.625% due 10/8/2008
                (COST $296,692)                                      $   296,250
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 21.4%
U.S. GOVERNMENT AGENCY SECURITIES -- 17.0%
             FHLMC
$  585,000      3.15% due 12/16/2008                                 $   563,272
 1,380,000      4.00% due 12/15/2009                                   1,344,309
             FNMA
   165,000      3.75% due 3/18/2010 (1)                                  160,632
   920,000      3.875% due 2/15/2010                                     891,710
   520,000      4.50% due 12/1/2009                                      510,615
   760,000      5.00% due 10/15/2011                                     761,683
 1,800,000      5.125% due 4/15/2011                                   1,812,872
                                                                     -----------
                                                                       6,045,093
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 4.4%
             U.S. Treasury Notes
   770,000      4.50% due 11/15/2010 - 11/30/2011                        763,358
   785,000      4.625% due 11/30/2008 - 10/31/2011                       782,288
                                                                     -----------
                                                                       1,545,646
--------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT SECURITIES
                (COST $7,602,421)                                      7,590,739
--------------------------------------------------------------------------------

 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (2) -- 0.0%
         1   RS Emerging Growth Fund, Class A                        $        42
         2   RS Global Natural Resources Fund, Class A                        62
         2   RS Growth Fund, Class A                                          25
         5   RS Investors Fund, Class A                                       53
         1   RS MidCap Opportunities Fund, Class A                            13
         1   RS Partners Fund, Class A                                        20
         1   RS Smaller Company Growth Fund, Class A                          22
        --   RS Value Fund, Class A                                           13
--------------------------------------------------------------------------------
             TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                DEFERRED COMPENSATION PLAN
                (COST $250)                                                  250
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
$1,118,000   State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/29/2006, maturity
             value $1,118,334 at
             5.10%, due 1/2/2007 (3)
                (COST $1,118,000)                                    $ 1,118,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
   (COST $35,524,808)                                                 35,332,307
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES -- 0.6%                                              216,276
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                   $35,548,583
--------------------------------------------------------------------------------

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $1,360,899 representing 3.8% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(1) Interest accrual can change due to structural features. The rate shown is the rate in effect at 12/31/2006.

(2) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(3) The repurchase agreement is fully collateralized by $1,120,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $1,142,400.

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS HIGH YIELD BOND FUND

December 31, 2006

                                                            RATING
PRINCIPAL                                                  MOODY'S/
  AMOUNT                                                     S&P*       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 92.7%
AEROSPACE AND DEFENSE -- 2.5%
             Bombardier, Inc.
$  140,000   Sr. Nt.+
             8.00% due 11/15/2014                          Ba2/BB     $  143,500
             Comm. & Power Inds., Inc.
   671,000   Sr. Sub. Nt.
             8.00% due 2/1/2012                             B2/B-        681,065
             DRS Technologies, Inc.
   320,000   Sr. Sub. Nt.
             7.625% due 2/1/2018                            B3/B         329,600
             L-3 Comms. Corp.
   180,000   Sr. Sub. Nt.
             5.875% due 1/15/2015                          Ba3/BB+       173,700
   204,000   Sr. Sub. Nt.
             6.125% due 7/15/2013                          Ba3/BB+       199,920
   200,000   Sr. Sub. Nt.
             6.375% due 10/15/2015                         Ba3/BB+       198,000
             Transdigm, Inc.
   400,000   Sr. Sub. Nt.
             7.75% due 7/15/2014                            B3/B-        412,000
                                                                      ----------
                                                                       2,137,785
--------------------------------------------------------------------------------
AUTOMOTIVE -- 10.1%
             Ford Motor Credit Co.
   800,000   Nt.
             6.75% due 8/15/2008                            B1/B         791,482
 1,400,000   Sr. Nt.
             7.25% due 10/25/2011                           B1/B       1,370,981
   700,000   Sr. Nt.
             8.00% due 12/15/2016                           B1/B         691,705
   538,000   Sr. Nt.+
             9.75% due 9/15/2010                            B1/B         572,330
   570,000   Sr. Nt.
             9.875% due 8/10/2011                           B1/B         609,630
             General Motors Acceptance Corp.
             Nt.
   400,000   6.15% due 4/5/2007                            Ba1/BB+       400,012
             Nt.
 3,060,000   6.75% due 12/1/2014                           Ba1/BB+     3,143,027
             Goodyear Tire & Rubber Co.
   140,000   Sr. Nt.+
             8.625% due 12/1/2011                           B2/B-        144,550
   140,000   Sr. Nt.+(1)
             9.14% due 12/1/2009                            B2/B-        140,525
             Rental Svc. Corp.
    45,000   Sr. Nt.+
             9.50% due 12/1/2014                           Caa1/B-        46,462
             Titan Int'l., Inc.
   160,000   Sr. Nt.+
             8.00% due 1/15/2012                            B3/B         161,000
             United Components, Inc.
   400,000   Sr. Sub. Nt.
             9.375% due 6/15/2013                         Caa1/CCC+      414,000
                                                                      ----------
                                                                       8,485,704
--------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
             ESCO Corp.
    90,000   Sr. Nt.+
             8.625% due 12/15/2013                           B2/B         92,475
             Norcraft Cos. Fin.
   500,000   Sr. Sub. Nt.
             9.00% due 11/1/2011                             B1/B-       517,500
             U.S. Concrete, Inc.
   180,000   Sr. Sub. Nt.
             8.375% due 4/1/2014                             B2/B-       175,950
$  300,000   Sr. Sub Nt.+
             8.375% due 4/1/2014                             B2/B-    $  293,250
                                                                      ----------
                                                                       1,079,175
--------------------------------------------------------------------------------
CHEMICALS -- 5.1%
             Equistar Chemicals LP
   785,000   Sr. Nt.
             10.125% due 9/1/2008                           B1/BB-       834,062
             Huntsman Int'l., LLC
   180,000   Sr. Sub. Nt.+
             7.875% due 11/15/2014                          B3/B         181,350
             Koppers, Inc.
   398,000   Sr. Nt.
             9.875% due 10/15/2013                          B2/B         432,825
             Lyondell Chemical Co.
   125,000   Sr. Nt.
             8.00% due 9/15/2014                            B1/B+        129,688
 1,902,000   Sr. Sub. Nt.
             10.875% due 5/1/2009                           B2/B       1,937,662
             Momentive Performance
             Materials, Inc.
   360,000   Sr. Nt.+
             9.75% due 12/1/2014                            B3/B-        360,000
             Mosaic Co.
    90,000   Sr. Nt.+
             7.375% due 12/1/2014                           B1/BB-        92,363
    45,000   Sr. Nt.+
             7.625% due 12/1/2016                           B1/BB-        46,631
             Nell AF SARL
   300,000   Sr. Nt.+
             8.375% due 8/15/2015                            B2/B-       308,250
                                                                      ----------
                                                                       4,322,831
--------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.1%
             Ashtead Capital, Inc.
   300,000   Nt.+
             9.00% due 8/15/2016                             B3/B        321,000
             Ashtead Hldgs. PLC
   200,000   Sr. Nt.+
             8.625% due 8/1/2015                             B3/B        208,000
             Terex Corp.
   285,000   Sr. Sub. Nt.
             9.25% due 7/15/2011                             B1/B+       298,181
             United Rentals NA, Inc.
   960,000   Sr. Sub. Nt.
             7.75% due 11/15/2013                            B3/B        963,600
                                                                      ----------
                                                                       1,790,781
--------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.6%
             Elizabeth Arden, Inc.
   410,000   Sr. Sub. Nt.
             7.75% due 1/15/2014                            B1/B-        413,075
             Jafra Cosmetics
   539,000   Sr. Sub. Nt.
             10.75% due 5/15/2011                           B1/B-        576,056
             Riddell Bell Hldgs., Inc.
   360,000   Sr. Sub. Nt.
             8.375% due 10/1/2012                           B3/B-        351,900
                                                                      ----------
                                                                       1,341,031
--------------------------------------------------------------------------------
ELECTRIC -- 4.5%
             Nevada Power Co.
   515,000   Mtg. Nt. Ser. L
             5.875% due 1/15/2015                          Ba1/BB+       512,616
   300,000   Mtg. Nt. Ser. N
             6.65% due 4/1/2036                            Ba1/BB+       311,651

See notes to financial statements.

December 31, 2006

                                                            RATING
PRINCIPAL                                                  MOODY'S/
 AMOUNT                                                      S&P*       VALUE
--------------------------------------------------------------------------------
             NRG Energy, Inc.
$  360,000   Sr. Nt.
             7.375% due 1/15/2017                           B1/B-     $  360,900
             Reliant Resources, Inc.
   400,000   Sr. Sec. Nt.
             9.50% due 7/15/2013                             B2/B        429,000
             Sierra Pacific Resources
   557,000   Sr. Nt.
             8.625% due 3/15/2014                            B1/B        598,028
             TECO Energy, Inc.
   202,000   Sr. Nt.
             6.75% due 5/1/2015                             Ba2/BB       211,090
 1,295,000   Nt.
             7.00% due 5/1/2012                             Ba2/BB     1,362,988
                                                                      ----------
                                                                       3,786,273
--------------------------------------------------------------------------------
ENERGY -- 5.5%
             Allis-Chalmers Energy, Inc.
   250,000   Sr. Nt.
             9.00% due 1/15/2014                            B3/B-        251,250
             Basic Energy Svcs., Inc.
   200,000   Sr. Nt.
             7.125% due 4/15/2016                            B1/B        197,000
             Belden & Blake Corp.
   200,000   Sr. Sec. Nt.
             8.75% due 7/15/2012                          Caa2/CCC+      205,000
             Chaparral Energy, Inc.
   590,000   Sr. Nt.
             8.50% due 12/1/2015                           B3/CCC+       587,050
             Chesapeake Energy Corp.
   318,000   Sr. Nt.
             6.375% due 6/15/2015                           Ba2/BB       314,820
   300,000   Sr. Nt.
             7.625% due 7/15/2013                           Ba2/BB       316,125
             Complete Production Svcs., Inc.
   180,000   Sr. Nt.+
             8.00% due 12/15/2016                            B2/B        184,500
             Encore Acquisition Co.
   600,000   Sr. Sub. Nt.
             7.25% due 12/1/2017                             B1/B        580,500
             Hanover Compressor Co.
   100,000   Sr. Nt.
             7.50% due 4/15/2013                             B2/B        101,000
             Hilcorp Energy I LP
   200,000   Sr. Nt.+
             9.00% due 6/1/2016                              B3/B        211,500
             OPTI Canada, Inc.
    90,000   Sr. Sec. Nt.+
             8.25% due 12/15/2014                           B1/BB         92,475
             Pioneer Natural Resource Co.
   600,000   Sr. Nt.
             6.875% due 5/1/2018                           Ba1/BB+       580,138
             Pride Int'l., Inc.
   219,000   Sr. Nt.
             7.375% due 7/15/2014                          Ba2/BB-       226,117
             Western Oil Sands, Inc.
   298,000   Sr. Sec. Nt.
             8.375% due 5/1/2012                           Ba3/BBB-      330,780
             Whiting Petroleum Corp.
   400,000   Sr. Sub. Nt.
             7.00% due 2/1/2014                              B1/B        399,000
                                                                      ----------
                                                                       4,577,255
--------------------------------------------------------------------------------
ENVIRONMENTAL -- 0.4%
             Allied Waste NA, Inc.
   335,000   Sr. Nt.
             7.875% due 4/15/2013                           B2/BB-       345,469
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 0.3%
             FTI Consulting, Inc.
             Sr. Nt.+
$  100,000   7.75% due 10/1/2016                            Ba2/B+    $  103,750
             NCO Group, Inc.
             Sr. Sub. Nt.+
   180,000   11.875% due 11/15/2014                        Caa1/B-       182,250
                                                                      ----------
                                                                         286,000
--------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 3.8%
             ASG Consolidated LLC
   550,000   Sr. Disc. Nt. (2)
             0/11.50% due 11/1/2011                          B3/B-       489,500
             Constellation Brands, Inc.
   600,000   Sr. Nt.
             7.25% due 9/1/2016                             Ba2/BB       616,500
             Dean Foods Co.
   600,000   Sr. Nt.
             7.00% due 6/1/2016                            Ba2/BB-       606,000
             Del Monte Corp.
   618,000   Sr. Sub. Nt.
             6.75% due 2/15/2015                             B2/B        611,820
             Michael Foods, Inc.
   808,000   Sr. Sub. Nt.
             8.00% due 11/15/2013                            B3/B-       838,300
                                                                      ----------
                                                                       3,162,120
--------------------------------------------------------------------------------
GAMING -- 5.6%
             Boyd Gaming Corp.
   600,000   Sr. Sub. Nt.
             6.75% due 4/15/2014                            Ba3/B+       598,500
   400,000   Sr. Sub. Nt.
             7.125% due 2/1/2016                            Ba3/B+       398,000
             Buffalo Thunder Dev. Auth.
   140,000   Sr. Sec. Nt.+
             9.375% due 12/15/2014                           B2/B        142,100
             Harrahs Operating Co., Inc.
 1,440,000   Nt.
             6.50% due 6/1/2016                            Baa3/BB     1,289,304
             MGM Mirage, Inc.
   540,000   Sr. Nt.
             7.625% due 1/15/2017                           Ba2/BB       541,350
             Pokagon Gaming Authority
   200,000   Sr. Nt.+
             10.375% due 6/15/2014                           B3/B        219,000
             Seneca Gaming Corp.
   955,000   Sr. Nt.
             7.25% due 5/1/2012                             Ba2/BB       971,712
             Station Casinos
   400,000   Sr. Sub. Nt.
             6.875% due 3/1/2016                            Ba3/B        359,000
             Turning Stone Resort Casino
   200,000   Sr. Nt.+
             9.125% due 9/15/2014                           Ba3/B+       204,500
                                                                      ----------
                                                                       4,723,466
--------------------------------------------------------------------------------
HEALTH CARE -- 5.4%
             CDRV Investors, Inc.
   360,000   Sr. Nt.+(1)
             9.86% due 12/1/2011                          Caa1/CCC+      351,000
             Fisher Scientific Int'l., Inc.
   800,000   Sr. Sub. Nt.
             6.125% due 7/1/2015                           Baa3/BBB      790,886

                                              See notes to financial statements.

December 31, 2006

                                                           RATING
 PRINCIPAL                                                MOODY'S/
  AMOUNT                                                    S&P*        VALUE
--------------------------------------------------------------------------------
             Fresenius Medical Care
$  570,000   Capital Tr.
             7.875% due 6/15/2011                          B1/B+      $  597,075
             HCA, Inc.
   400,000   Sr. Nt.
             6.95% due 5/1/2012                           Caa1/B-        379,000
   560,000   Sr. Sec. Nt.+
             9.125% due 11/15/2014                         B2/BB-        598,500
   560,000   Sr. Sec. Nt.+
             9.25% due 11/15/2016                          B2/BB-        599,900
             HealthSouth Corp.
   400,000   Sr. Nt.+
             10.75% due 6/15/2016                        Caa1/CCC+       430,500
             IASIS Healthcare LLC
   400,000   Sr. Sub. Nt.
             8.75% due 6/15/2014                           B3/B-         405,000
             Triad Hospitals, Inc.
   400,000   Sr. Sub. Nt.
             7.00% due 11/15/2013                          B2/B+         402,500
                                                                      ----------
                                                                       4,554,361
--------------------------------------------------------------------------------
HOME CONSTRUCTION -- 0.6%
             K. Hovnanian Enterprises, Inc.
   400,000   Sr. Nt.
             6.25% due 1/15/2016                           Ba1/BB        378,000
   100,000   Sr. Nt.
             8.625% due 1/15/2017                          Ba1/BB        106,500
                                                                      ----------
                                                                         484,500
--------------------------------------------------------------------------------
INSURANCE -- 0.5%
             UnumProvident Finance Co.
   400,000   Sr. Nt.+
             6.85% due 11/15/2015                         Ba1/BB+        415,879
--------------------------------------------------------------------------------
LODGING -- 1.1%
             Host Marriott LP
   900,000   Sr. Nt. Ser. O
             6.375% due 3/15/2015                          Ba1/BB        887,625
--------------------------------------------------------------------------------
MEDIA-CABLE -- 3.8%
             Cablevision Systems Corp.
   510,000   Sr. Nt.
             8.00% due 4/15/2012                           B3/B+         501,075
             Charter Comm. Hldgs. II
 1,272,000   Sr. Nt.
             10.25% due 9/15/2010                        Caa2/CCC-     1,330,830
             Charter Comm. Operating LLC
   372,000   Sr. Nt.+
             8.00% due 4/30/2012                           B3/B-         386,415
             CSC Hldgs., Inc.
   400,000   Sr. Nt. Ser. B
             7.625% due 4/1/2011                           B2/B+         407,500
             Insight Comm., Inc.
   515,000   Sr. Disc. Nt.
             12.25% due 2/15/2011                         B3/CCC+        539,462
             NTL Cable PLC
    50,000   Sr. Nt.
             9.125% due 8/15/2016                          B2/B-          52,813
                                                                      ----------
                                                                       3,218,095
--------------------------------------------------------------------------------
MEDIA-NONCABLE -- 5.7%
             Block Comm., Inc.
   400,000   Sr. Nt.+
             8.25% due 12/15/2015                          B2/B-         399,000
             CMP Susquehanna Corp.
   200,000   Sr. Sub. Nt.+
             9.875% due 5/15/2014                          B3/CCC        199,000
             Dex Media East LLC
$  351,000   Sr. Sub. Nt.
             12.125% due 11/15/2012                         B2/B      $  386,538
             DirecTV Hldgs. Fin.
   388,000   Sr. Nt.
             6.375% due 6/15/2015                         Ba3/BB-        371,995
             EchoStar DBS Corp.
   365,000   Sr. Nt.
             6.375% due 10/1/2011                         Ba3/BB-        362,719
   295,000   Sr. Nt.
             6.625% due 10/1/2014                         Ba3/BB-        287,625
             Hughes Network Systems LLC/
             HNS Finance
   100,000   Sr. Nt.
             9.50% due 4/15/2014                           B1/B-         104,375
             Idearc, Inc.
   540,000   Sr. Nt.+
             8.00% due 11/15/2016                          B2/B+         548,100
             Intelsat Bermuda Ltd.
   100,000   Sr. Nt.+
             9.25% due 6/15/2016                           B2/B+         107,500
             Mediacom Broadband LLC
   200,000   Sr. Nt.+
             8.50% due 10/15/2015                           B3/B         202,500
             Panamsat Corp.
   500,000   Sr. Nt.+
             9.00% due 6/15/2016                            B2/B         529,375
             R.H. Donnelley Corp.
   140,000   Sr. Disc. Nt. Ser. A-1
             6.875% due 1/15/2013                           B3/B         134,225
   260,000   Sr. Disc. Nt. Ser. A-2
             6.875% due 1/15/2013                           B3/B         249,275
             R.H. Donnelley Fin. Corp I
   465,000   Sr. Sub. Nt.
             10.875% due 12/15/2012                         B2/B         506,850
             Radio One, Inc.
   400,000   Sr. Sub. Nt.
             6.375% due 2/15/2013                           B1/B         374,000
                                                                      ----------
                                                                       4,763,077
--------------------------------------------------------------------------------
METALS AND MINING -- 0.4%
             Aleris Int'l., Inc.
   360,000   Sr. Nt.+
             9.00% due 12/15/2014                          B3/B-         361,800
--------------------------------------------------------------------------------
NATURAL GAS-DISTRIBUTORS -- 1.0%
             Amerigas Partners LP
   800,000   Sr. Nt.
             7.125% due 5/20/2016                          B1/NR         800,000
--------------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 5.2%
             Atlas Pipeline Partners LP
   200,000   Sr. Nt.
             8.125% due 12/15/2015                         B2/B+         205,500
             Colorado Interstate Gas Co.
   800,000   Sr. Nt.
             6.80% due 11/15/2015                          Ba1/B+        831,826
             El Paso Natural Gas
   300,000   Sr. Nt. Ser. A
             7.625% due 8/1/2010                           Ba1/B+        313,500
             El Paso Performance-Linked Tr.
   200,000   Nt.+
             7.75% due 7/15/2011                           B2/B+         211,500
             Kinder Morgan, Inc.
   600,000   Sr. Nt.
             6.50% due 9/1/2012                           Baa2/BBB       602,843

See notes to financial statements.

December 31, 2006

                                                           RATING
 PRINCIPAL                                                MOODY'S/
  AMOUNT                                                    S&P*        VALUE
--------------------------------------------------------------------------------
             MarkWest Energy Partners LP
$  600,000   Sr. Nt.+
             8.50% due 7/15/2016                            B2/B      $  624,000
             SemGroup LP
   760,000   Sr. Nt.+
             8.75% due 11/15/2015                          B1/NR         763,800
             Williams Cos., Inc.
   600,000   Sr. Nt.
             7.75% due 6/15/2031                          Ba2/BB-        630,000
             Williams Partners LP
   180,000   Nt.+
             7.25% due 2/1/2017                           Ba3/BB-        183,600
                                                                      ----------
                                                                       4,366,569
--------------------------------------------------------------------------------
NONCAPTIVE CONSUMER -- 0.4%
             ACE Cash Express, Inc.
   360,000   Sr. Nt.+
             10.25% due 10/1/2014                         Caa1/B-        364,500
--------------------------------------------------------------------------------
PACKAGING -- 1.9%
             Crown Americas
   800,000   Sr. Nt.
             7.75% due 11/15/2015                           B1/B         830,000
             Owens-Brockway Glass Container
   400,000   Sr. Sec. Nt.
             7.75% due 5/15/2011                          Ba2/BB-        411,000
   373,000   Sr. Sec. Nt.
             8.875% due 2/15/2009                         Ba2/BB-        381,393
                                                                      ----------
                                                                       1,622,393
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 4.9%
             Abitibi-Consolidated, Inc.
   810,000   Nt.
             8.55% due 8/1/2010                            B2/B+         769,500
             Bowater, Inc.
   760,000   Nt.
             6.50% due 6/15/2013                           B2/B+         693,500
             Caraustar Inds., Inc.
   600,000   Nt.
             7.375% due 6/1/2009                           B3/B+         580,500
             Graphic Packaging Int'l., Inc.
 1,022,000   Sr. Sub. Nt.
             9.50% due 8/15/2013                           B3/B-       1,078,210
             Jefferson Smurfit Corp.
   400,000   Sr. Nt.
             7.50% due 6/1/2013                           B2/CCC+        376,000
             Millar Western Forest
   298,000   Sr. Nt.
             7.75% due 11/15/2013                          B2/B-         267,455
             Norske Skog Canada Ltd.
   360,000   Sr. Nt. Ser. D
             8.625% due 6/15/2011                          B2/B+         364,500
                                                                      ----------
                                                                       4,129,665
--------------------------------------------------------------------------------
RETAILERS -- 1.4%
             Autonation, Inc.
   100,000   Sr. Nt.
             7.00% due 4/15/2014                          Ba2/BB+        100,750
    50,000   Sr. Nt. (1)
             7.374% due 4/15/2013                         Ba2/BB+         50,250
             Michaels Stores, Inc.
   180,000   Sr. Nt.+
             10.00% due 11/1/2014                          B2/CCC        187,200
   360,000   Sr. Sub. Nt.+
             11.375% due 11/1/2016                        Caa1/CCC       375,300
             Rent-A-Center
   400,000   Sr. Sub. Nt. Ser. B
             7.50% due 5/1/2010                            B2/B+         401,000
             Sally Hldgs. LLC
$   45,000   Sr. Nt.+
             9.25% due 11/15/2014                         B2/CCC+     $   45,844
                                                                      ----------
                                                                       1,160,344
--------------------------------------------------------------------------------
SERVICES -- 2.4%
             Education Management LLC
   500,000   Sr. Nt.+
             8.75% due 6/1/2014                           B2/CCC+        517,500
   400,000   Sr. Sub. Nt.+
             10.25% due 6/1/2016                         Caa1/CCC+       423,000
             TDS Investor Corp.
   600,000   Sr. Nt.+(1)
             9.994% due 9/1/2014                          Caa1/B-        585,000
             West Corp.
   360,000   Sr. Nt.+
             9.50% due 10/15/2014                         Caa1/B-        360,000
    90,000   Sr. Sub. Nt.+
             11.00% due 10/15/2016                        Caa1/B-         90,900
                                                                      ----------
                                                                       1,976,400
--------------------------------------------------------------------------------
SUPERMARKETS -- 0.8%
             Delhaize America, Inc.
   400,000   Debt.
             9.00% due 4/15/2031                          Ba1/BB+        474,922
             Supervalu, Inc.
   180,000   Sr. Nt.
             7.50% due 11/15/2014                           B1/B         187,686
                                                                      ----------
                                                                         662,608
--------------------------------------------------------------------------------
TECHNOLOGY -- 4.7%
             Activant Solutions, Inc.
   200,000   Sr. Sub. Nt.+
             9.50% due 5/1/2016                          Caa1/CCC+       186,000
             Freescale Semiconductor, Inc.
   360,000   Sr. Nt.+
             8.875% due 12/15/2014                          B1/B         358,650
   180,000   Sr. Nt.+
             9.125% due 12/15/2014                          B1/B         178,875
   180,000   Sr. Nt.+(1)
             9.244% due 12/15/2014                          B1/B         178,425
   180,000   Sr. Sub. Nt.+
             10.125% due 12/15/2016                         B2/B         180,225
             Iron Mountain, Inc.
   700,000   Sr. Sub. Nt.
             8.625% due 4/1/2013                            B3/B         722,750
             Nortel Networks Ltd.
   200,000   Sr. Nt.+(1)
             9.624% due 7/15/2011                          B3/B-         210,750
   200,000   Sr. Nt.+
             10.75% due 7/15/2016                          B3/B-         218,750
             NXP BV/ NXP Funding LLC
   150,000   Sr. Sec. Nt.+
             7.875% due 10/15/2014                        Ba2/BB+        155,063
   150,000   Sr. Sec. Nt.+(1)
             8.118% due 10/15/2013                        Ba2/BB+        152,250
   570,000   Sr. Nt.+
             9.50% due 10/15/2015                          B2/B+         584,250
             Solectron Global Fin. Ltd.
   200,000   Sr. Sub. Nt.
             8.00% due 3/15/2016                            B3/B         202,500
             SunGard Data Systems, Inc.
   200,000   Sr. Nt.
             9.125% due 8/15/2013                         Caa1/B-        210,000
   360,000   Sr. Nt. (1)
             9.973% due 8/15/2013                         Caa1/B-        373,950
                                                                      ----------
                                                                       3,912,438
--------------------------------------------------------------------------------

                                              See notes to financial statements.

December 31, 2006

                                                           RATING
PRINCIPAL                                                 MOODY'S/
  AMOUNT                                                    S&P*        VALUE
--------------------------------------------------------------------------------
TEXTILE -- 0.4%
             Hanesbrands, Inc.
$  360,000   Sr. Nt.+(1)
             8.735% due 12/15/2014                         B2/B-     $   366,300
--------------------------------------------------------------------------------
TOBACCO -- 0.7%
             Reynolds American, Inc.
   600,000   Sr. Sec. Nt.
             7.25% due 6/1/2013                            Ba3/BB        623,698
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.3%
             Avis Budget Car Rental LLC
   100,000   Sr. Nt.+
             7.625% due 5/15/2014                         Ba3/BB-         97,500
   300,000   Sr. Nt.+
             7.75% due 5/15/2016                          Ba3/BB-        289,500
   100,000   Sr. Nt.+(1)
             7.874% due 5/15/2014                         Ba3/BB-         96,500
             OMI Corp.
   600,000   Sr. Nt.
             7.625% due 12/1/2013                          B1/BB         613,500
                                                                     -----------
                                                                       1,097,000
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 3.4%
             Centennial Cell Comm. Corp.
   300,000   Sr. Nt.
             10.125% due 6/15/2013                         B2/CCC        323,250
             Inmarsat Fin. PLC
   310,000   Sr. Nt.
             7.625% due 6/30/2012                          Ba3/B+        320,075
             MetroPCS Wireless, Inc.
   570,000   Sr. Nt.+
             9.25% due 11/1/2014                          Caa2/CCC       595,650
             Nextel Comm., Inc.
 1,000,000   Sr. Nt. Ser. D
             7.375% due 8/1/2015                         Baa3/BBB+     1,025,425
             Rogers Wireless, Inc.
   580,000   Sr. Sub. Nt.
             8.00% due 12/15/2012                          B1/BB-        619,150
                                                                     -----------
                                                                       2,883,550
--------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 3.9%
             Citizens Comm. Co.
   400,000   Sr. Nt.
             9.25% due 5/15/2011                          Ba2/BB+        442,500
             Nordic Telephone Co. Hldgs.
   200,000   Sr. Nt.+
             8.875% due 5/1/2016                            B2/B         214,000
             Qwest Corp.
   270,000   Sr. Nt.
             7.50% due 10/1/2014                          Ba1/BB+        286,200
   500,000   Sr. Nt.
             7.625% due 6/15/2015                         Ba1/BB+        535,000
   885,000   Sr. Nt.
             7.875% due 9/1/2011                          Ba1/BB+        942,525
             U.S. West Comm.
   480,000   Debt.
             8.875% due 6/1/2031                          Ba1/BB+        500,400
             Windstream Corp.
   300,000   Sr. Nt.
             8.625% due 8/1/2016                          Ba3/BB-        328,500
                                                                     -----------
                                                                       3,249,125
--------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
                (COST $76,012,794)                                    77,937,817
--------------------------------------------------------------------------------
INDEXED SECURITIES -- 2.7%
             Dow Jones Credit Default Index
$  937,000   Series HY-7-T2+
             7.125% due 12/29/2011                         Ba3/NR    $   951,055
 1,258,000   Series HY-7-T3+
             8.00% due 12/29/2011                           B3/NR      1,273,725
--------------------------------------------------------------------------------
             TOTAL INDEXED SECURITIES
                (COST $2,187,438)                                      2,224,780
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
WARRANT -- 0.0%
             XM Satellite Radio, Inc.
       330   exp. 3/15/2010
                (COST $66,660)                                       $     1,980
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (3) -- 0.0%
         3   RS Emerging Growth Fund, Class A                        $        98
         5   RS Global Natural Resources Fund, Class A                       144
         4   RS Growth Fund, Class A                                          57
        11   RS Investors Fund, Class A                                      125
         2   RS MidCap Opportunities Fund, Class A                            32
         1   RS Partners Fund, Class A                                        46
         2   RS Smaller Company Growth Fund, Class A                          50
         1   RS Value Fund, Class A                                           32
--------------------------------------------------------------------------------
             TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                DEFERRED COMPENSATION PLAN
                (COST $584)                                                  584
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
$2,722,000   State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/29/2006, maturity
             value $2,723,542 at
             5.10%, due 1/2/2007 (4)
                (COST $2,722,000)                                    $ 2,722,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
   (COST $80,989,476)                                                 82,887,161
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES -- 1.4%                                            1,194,807
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                   $84,081,968
--------------------------------------------------------------------------------

*    Unaudited.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $20,600,842 representing 24.5% of net assets of which $20,439,842 have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(1)  Floating rate note. The rate shown is the rate in effect at 12/31/2006.

(2)  Step-up bond.

(3) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(4) The repurchase agreement is fully collateralized by $2,725,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $2,779,500.

See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS TAX-EXEMPT FUND

December 31, 2006

                                                           RATING
PRINCIPAL                                                 MOODY'S/
  AMOUNT                                                    S&P*        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.7%
ALABAMA -- 1.1%
             Alabama 21st Century Auth.
             Tobacco Settlement Rev.,
$1,000,000   5.25% due 12/1/2009                          Baa1/A-     $1,037,020
   160,000   5.75% due 12/1/2019                          Baa1/A-        169,565
                                                                      ----------
                                                                       1,206,585
--------------------------------------------------------------------------------
ALASKA -- 2.8%
             Northern Tobacco Securitization Corp.
 1,500,000   AK Asset Bkd. Ser. A,
             5.00% due 6/1/2032                           Baa3/NR      1,511,010
 1,300,000   AK Asset Bkd.,
             5.80% due 6/1/2010 (1)                       Aaa/AAA      1,387,906
                                                                      ----------
                                                                       2,898,916
--------------------------------------------------------------------------------
ARIZONA -- 4.1%
 1,500,000   Mesa Arizona Utility Sys. Rev.,
             5.00% due 7/1/2027                           Aaa/AAA      1,610,145
 1,000,000   Phoenix, AZ G.O. Ser. B,
             5.375% due 7/1/2020                          Aa1/AA+      1,090,330
 1,500,000   Salt River Proj., AZ Agric.
             Impt. & Pwr. Dist.
             Rev. Ser. A,
             5.00% due 1/1/2028                            Aa1/AA      1,604,160
                                                                      ----------
                                                                       4,304,635
--------------------------------------------------------------------------------
ARKANSAS -- 1.0%
 1,000,000   Arkansas St. G.O. Fed. Hwy.
             Grant Ser. A,
             5.50% due 8/1/2011                            Aa2/AA      1,045,040
--------------------------------------------------------------------------------
CALIFORNIA -- 6.7%
 1,500,000   California St. Dept. Veterans
             Affairs Rev. Ser. A,
             4.60% due 12/1/2028                          Aa2/AA-      1,513,065
 1,500,000   California St. Var. Purp. G.O.,
             5.00% due 3/1/2028                            A1/A+       1,590,375
 1,500,000   Golden St. Tobacco
             Securitization Corp.
             Rev. Ser. A,
             5.00% due 6/1/2035                           Aaa/AAA      1,583,760
   750,000   Golden St. Tobacco
             Securitization Corp.
             Ser. 2003 A-1,
             5.00% due 6/1/2012                           Baa3/BBB       781,312
 1,500,000   Tobacco Securitization Auth.
             Northern CA Rev. Ser. A-1,
             5.375% due 6/1/2038                          Baa3/BBB     1,568,535
                                                                      ----------
                                                                       7,037,047
--------------------------------------------------------------------------------
COLORADO -- 4.6%
 1,000,000   Commerce City Colorado
             Sales & Use Tax Rev.,
             5.00% due 8/1/2025                           Aaa/AAA      1,082,180
 1,500,000   North Metro Fire Rescue
             Dist. Colorado G.O.,
             5.00% due 12/1/2027                          Aaa/AAA      1,612,770
 1,895,000   West Metro Fire Protn. Dist.
             Colorado G.O. Ser. A,
             5.25% due 12/1/2026                           Aaa/NR      2,088,764
                                                                      ----------
                                                                       4,783,714
--------------------------------------------------------------------------------
CONNECTICUT -- 2.4%
$  900,000   Connecticut St. Health & Edl.
             Facs. Auth. Rev. Yale Univ.
             Ser. T-1,
             3.90% due 7/1/2029 (2)                       Aaa/AAA     $  900,000
 1,500,000   Greater New Haven Wtr.
             Pollution Ctrl. Auth. Ser. A,
             5.00% due 11/15/2030                         Aaa/AAA      1,602,855
                                                                      ----------
                                                                       2,502,855
--------------------------------------------------------------------------------
DELAWARE -- 1.6%
 1,600,000   Delaware St. Hsg. Auth. Rev.
             AMT Sr. Single Family
             Mtg. Ser. C,
             5.00% due 7/1/2026                            Aa2/NR      1,647,872
--------------------------------------------------------------------------------
FLORIDA -- 1.5%
 1,500,000   Florida St. Brd. of Ed.
             Lottery Rev. Ser. C,
             5.25% due 7/1/2016 (1)                       Aaa/AAA      1,592,745
--------------------------------------------------------------------------------
GEORGIA -- 1.0%
 1,000,000   Fulton Cnty., GA Dev. Auth.
             Rev. Georgia Tech.
             Foundation Ser. A,
             5.125% due 11/1/2021                         Aa1/AA+      1,062,840
--------------------------------------------------------------------------------
KANSAS -- 1.3%
 1,300,000   Kansas St. Dev. Fin. Auth.
             Lease Rev. Ser. G-1,
             5.125% due 4/1/2022                          Aaa/AAA      1,401,257
--------------------------------------------------------------------------------
KENTUCKY -- 1.3%
 1,250,000   Kentucky St. Ppty. & Bldgs.
             Comm. Rev. Proj. No. 85,
             5.00% due 8/1/2025                           Aaa/AAA      1,341,825
--------------------------------------------------------------------------------
MARYLAND -- 1.7%
 1,500,000   Maryland St. Economic Dev.
             Corp. Student Hsg. Rev.
             Univ. MD College Park Proj.,
             6.50% due 6/1/2013 (1)                        Aaa/NR      1,740,390
--------------------------------------------------------------------------------
MASSACHUSETTS -- 7.1%
 1,500,000   Massachusetts St. College Bldg.
             Auth. Proj. Rev. Ser A,
             5.00% due 5/1/2026                            Aaa/AA      1,607,265
 1,000,000   Massachusetts St. G.O.
             Cons. Ln. Ser. B,
             3.96% due 3/1/2026 (2)                        Aa2/AA      1,000,000
 2,000,000   Massachusetts St. G.O.
             Cons. Ln. Ser. C,
             5.00% due 9/1/2015 (1)                       Aaa/AAA      2,186,380
 1,500,000   Massachusetts St. Hsg.
             Fin. Agy. Ser. B,
             5.00% due 6/1/2030                           Aa3/AA-      1,560,165
 1,000,000   Massachusetts St. Wtr.
             Resources Auth. Rev. Ser. A,
             5.00% due 8/1/2029                           Aaa/AAA      1,061,410
                                                                      ----------
                                                                       7,415,220
--------------------------------------------------------------------------------
MICHIGAN -- 1.7%
 1,675,000   Michigan Higher Ed. Student Ln.
             Auth. Rev. AMT Ser. XVII-Q,
             5.00% due 3/1/2031                           Aaa/AAA      1,739,923
--------------------------------------------------------------------------------

                                              See notes to financial statements.

December 31, 2006

                                                          RATING
 PRINCIPAL                                               MOODY'S/
  AMOUNT                                                   S&P*         VALUE
--------------------------------------------------------------------------------
MINNESOTA -- 3.0%
$1,500,000   Minnesota St. Hsg. Fin. Agy.
             Rev. AMT Res. Hsg. Fin. Ser. I,
             5.05% due 7/1/2026                          Aa1/AA+    $  1,547,010
 1,500,000   Rochester, MN Waste Wtr.
             Ser. A G.O.,
             5.00% due 2/1/2026                          Aaa/AAA       1,604,730
                                                                    ------------
                                                                       3,151,740
--------------------------------------------------------------------------------
MISSOURI -- 1.0%
 1,000,000   Camdenton, MO Reorganized
             Sch. Dist. Ref. & Impt. G.O.,
             5.25% due 3/1/2024                          Aaa/AAA       1,089,860
--------------------------------------------------------------------------------
NEBRASKA -- 2.6%
 1,000,000   Lancaster Cnty. NE School Dist.
             G.O. Lincoln Public Schools,
             5.00% due 1/15/2031                         Aa1/AAA       1,070,400
 1,500,000   Nebraska Pub. Pwr. Dist. Rev.
             Gen. Ser. C,
             5.00% due 1/1/2030                          Aaa/AAA       1,604,160
                                                                    ------------
                                                                       2,674,560
--------------------------------------------------------------------------------
NEW HAMPSHIRE -- 1.5%
 1,500,000   New Hampshire St. Hsg. Fin.
             Auth. Rev. AMT Mtg. Acquisition Ser. E,
             5.00% due 7/1/2030                           Aa2/NR       1,541,760
--------------------------------------------------------------------------------
NEW JERSEY -- 3.3%
 1,735,000   Tobacco Settlement Fin. Corp.
             NJ Asset Bkd.,
             5.50% due 6/1/2012                          Baa3/BBB      1,839,603
 1,505,000   Tobacco Settlement Fin. Corp.
             NJ Rev.,
             6.125% due 6/1/2024                         Baa3/BBB      1,630,201
                                                                    ------------
                                                                       3,469,804
--------------------------------------------------------------------------------
NEW YORK -- 9.1%
 1,500,000   Long Island Pwr. Auth. NY Elec.
             Sys. Rev. Gen. Ser. A,
             5.00% due 12/1/2026                         Aaa/AAA       1,603,245
 1,000,000   Metropolitan Trans. Auth. NY Rev.
             Ser. B, 5.00% due 11/15/2020                  A2/A        1,074,890
 2,000,000   New York St. Environmental
             Facs. Corp. Mun. Wtr. Fin. Ser. C,
             5.00% due 6/15/2025                         Aaa/AAA       2,145,080
 1,500,000   New York St. Urban Dev. Corp. Ser. A,
             5.25% due 1/1/2009 (3)                       NR/AA-       1,543,665
             New York, NY G.O. Ser. G-MBIA
 1,500,000   5.00% due 8/1/2023                          Aaa/AAA       1,606,095
 1,500,000   Ser. J Sub.Ser. J-1,
             5.00% due 6/1/2031                           A1/AA-       1,587,630
                                                                    ------------
                                                                       9,560,605
--------------------------------------------------------------------------------
NORTH CAROLINA -- 8.2%
 1,095,000   Appalachian St. Univ. NC
             Rev. Ref.,
             5.00% due 7/15/2025                          Aaa/NR       1,170,204
 1,500,000   North Carolina St. Ref. G.O.,
             5.00% due 3/1/2010                          Aa1/AAA       1,563,465
 2,000,000   North Carolina St. Univ.,
             NC Raleigh Rev. Gen. Ser. A,
             5.00% due 10/1/2024                         Aaa/AAA       2,149,260
$1,500,000   Raleigh NC Comb.
             Enterprise Sys. Rev. Ser. A,
             5.00% due 3/1/2036                          Aa1/AAA      $1,597,410
 1,975,000   Wilmington, NC Wtr. & Swr.
             Sys. Rev. Ref.,
             5.00% due 6/1/2030                          Aaa/AAA       2,103,158
                                                                    ------------
                                                                       8,583,497
--------------------------------------------------------------------------------
OHIO -- 2.1%
 1,000,000   Franklin Cnty. Ohio Cnvtn.
             Facs. Ref. Tax & Lease Rev.
             Antic. Bds.,
             5.25% due 12/1/2016                         Aaa/AAA       1,076,050
 1,050,000   Univ. of Cincinnati, OH Gen.
             Rcpts. Ser. A,
             5.50% due 6/1/2011                          Aaa/AAA       1,127,963
                                                                    ------------
                                                                       2,204,013
--------------------------------------------------------------------------------
OREGON -- 3.0%
 1,500,000   Oregon St. Dept. Trans. Hwy.
             Usertax Rev. Ser. A,
             5.00% due 11/15/2031                        Aa2/AAA       1,606,035
 1,500,000   Oregon St. Hsg. & Cmnty.
             Svcs. Dept. Mtg. Rev. AMT
             Single Family Mtg. Ser. E,
             5.00% due 1/1/2025                           Aa2/NR       1,553,655
                                                                    ------------
                                                                       3,159,690
--------------------------------------------------------------------------------
PENNSYLVANIA -- 1.6%
 1,500,000   Philadelphia PA. School Dist.
             G.O. Ser. B,
             5.625% due 8/1/2012 (1)                     Aaa/AAA       1,648,965
--------------------------------------------------------------------------------
PUERTO RICO -- 8.2%
             Puerto Rico Comwlth.
 1,500,000   Pub. Impt. G.O. Ser. A,
             5.00% due 7/1/2029                          Aaa/AAA       1,592,280
 1,500,000   Pub. Impt. G.O. Ser. A,
             5.25% due 7/1/2030                          Baa3/BBB      1,618,590
 2,000,000   Puerto Rico Comwlth.
             Hwy. & Transitional Auth.
             Rev. Ser. K,
             5.00% due 7/1/2019                         Baa3/BBB+      2,117,680
 1,500,000   Puerto Rico Muni. Fin.
             Agy. G.O. Ser. A,
             5.00% due 8/1/2030                          Aaa/AAA       1,602,315
 1,500,000   Puerto Rico Pub. Bldgs.
             Auth. Rev. Gov't. Facs. Ser. I,
             5.50% due 7/1/2020                          Baa3/BBB      1,639,335
                                                                    ------------
                                                                       8,570,200
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 4.7%
 1,250,000   Charleston, SC Wtrwks. &
             Swr. Rev.,
             5.25% due 1/1/2018                           Aa3/AA       1,332,087
 1,000,000   Mount Pleasant, SC Wtr. &
             Swr. Rev. Ref. & Impt.,
             5.25% due 12/1/2019                         Aaa/AAA       1,082,100
 1,500,000   South Carolina Hsg. Fin. &
             Dev. Auth. Mtg. Rev. AMT
             Ser. A-2,
             5.05% due 7/1/2027                           Aaa/NR       1,552,335
   785,000   Tobacco Settlement Rev.
             Mgmt. Auth. SC Ser. B,
             6.375% due 5/15/2030                        Baa3/BBB        914,745
                                                                    ------------
                                                                       4,881,267
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

                                                          RATING
 PRINCIPAL                                               MOODY'S/
  AMOUNT                                                   S&P*         VALUE
--------------------------------------------------------------------------------
TENNESSEE -- 1.3%
$1,250,000   Memphis Tennesee G.O. Gen.
             Impt. Ser. A, 5.00% due 11/1/2018           Aaa/AAA    $  1,353,713
--------------------------------------------------------------------------------
VIRGIN ISLANDS -- 1.5%
 1,500,000   Virgin Islands Pub. Fin.
             Auth. Rev.,
             5.00% due 10/1/2027                         Aaa/AAA       1,613,670
--------------------------------------------------------------------------------
VIRGINIA -- 6.4%
 1,180,000   Newport News, VA Gen.
             Impt. Ser. D,
             5.00% due 12/1/2022                          Aa2/AA       1,267,556
 1,500,000   Tobacco Settlement Fin.
             Corp. VA Asset Bkd.,
             5.50% due 6/1/2026                          Baa3/BBB      1,596,420
 1,500,000   Upper Occoquan Swr. Auth.
             VA Reg. Rev. Ref.,
             5.00% due 7/1/2023                          Aaa/AAA       1,610,445
 2,200,000   Virginia College Bldg. Auth.
             VA Edl. Facs. Rev. Ser. B,
             4.00% due 2/1/2026 (2)                      Aa1/AA+       2,200,000
                                                                    ------------
                                                                       6,674,421
--------------------------------------------------------------------------------
WASHINGTON -- 1.3%
 1,250,000   Snohomish Cnty., WA G.O.
             Ltd. Tax,
             5.375% due 12/1/2019                        Aaa/AAA       1,345,475
--------------------------------------------------------------------------------
             TOTAL MUNICIPAL BONDS
                (COST $100,806,681)                                  103,244,104
--------------------------------------------------------------------------------

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (4) -- 0.0%
         3   RS Emerging Growth Fund, Class A                       $        124
         6   RS Global Natural Resources
             Fund, Class A                                                   181
         5   RS Growth Fund, Class A                                          72
        13   RS Investors Fund, Class A                                      157
         3   RS MidCap Opportunities Fund,
             Class A                                                          40
         2   RS Partners Fund, Class A                                        59
         3   RS Smaller Company Growth Fund,
             Class A                                                          64
         1   RS Value Fund, Class A                                           40
--------------------------------------------------------------------------------
             TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                DEFERRED COMPENSATION PLAN
                (COST $737)                                                  737
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.7%
   (COST $100,807,418)                                               103,244,841
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES -- 1.3%                                            1,394,577
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $104,639,418
--------------------------------------------------------------------------------

*    Unaudited.

(1)  Pre-refunded.

(2)  Variable rate demand notes.

(3)  The due date shown is the mandatory put date.

(4) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

GLOSSARY OF TERMS:

     AMT -- Alternative Minimum Tax.

     G.O. -- General Obligation.

     NR -- Not Rated.

                                              See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS CASH MANAGEMENT FUND

December 31, 2006

 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 10.8%
CAPITAL MARKETS -- 4.3%
$ 1,200,000   Goldman Sachs Group LP
                 7.20% due 3/1/2007 (1)                              $ 1,203,809
              J.P. Morgan Chase
  2,000,000      5.35% due 3/1/2007                                    1,999,753
  5,000,000      6.875% due 1/15/2007                                  5,002,962
              Morgan Stanley
  5,000,000      5.80% due 4/1/2007                                    5,004,031
  5,000,000      6.875% due 3/1/2007                                   5,011,731
                                                                     -----------
                                                                      18,222,286
--------------------------------------------------------------------------------
CONGLOMERATES -- 2.3%
              General Electric Capital Corp.
  5,000,000      2.80% due 1/15/2007                                   4,995,714
  5,000,000      5.00% due 6/15/2007                                   4,994,101
                                                                     -----------
                                                                       9,989,815
--------------------------------------------------------------------------------
FINANCIAL -- 0.4%
  1,462,000   Lehman Brothers Hldgs., Inc.
                 8.50% due 5/1/2007                                    1,477,101
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.1%
  1,830,000   Banc One Corp
                 7.60% due 5/1/2007                                    1,842,563
 10,000,000   Bank of America Corp.
                 5.309% due 8/1/2007 (2)                              10,000,000
  1,500,000   NBD Bancorp
                 7.125% due 5/15/2007                                  1,507,828
                                                                     -----------
                                                                      13,350,391
--------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 0.7%
  3,000,000   Wal Mart Stores, Inc.
                 4.375% due 7/12/2007                                  2,985,610
--------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
                 (COST $46,025,203)                                   46,025,203
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 3.1%
$ 3,475,000   HSBC Bank
                 3.87% due 6/7/2007                                  $ 3,452,924
 10,000,000   Washington Mutual Bank
                 5.32% due 1/26/2007                                  10,000,000
--------------------------------------------------------------------------------
              TOTAL CERTIFICATES OF DEPOSIT
                 (COST $13,452,924)                                   13,452,924
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 3.5%
U.S. GOVERNMENT AGENCY SECURITIES -- 3.5%
$ 5,000,000   FHLB
                 5.00% due 2/9/2007                                  $ 5,000,000
  5,000,000   FHLMC
                 5.36% due 11/27/2007                                  5,000,000
  5,000,000   FNMA
                 3.375% due 9/7/2007                                   4,937,326
                                                                     -----------
                                                                      14,937,326
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT SECURITIES
                 (COST $14,937,326)                                   14,937,326
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 62.8%
ASSET BACKED -- 7.4%
              Barton Capital Corp.
$ 1,630,000      5.32% due 1/2/2007 (1)                              $ 1,629,759
 10,000,000      5.25% due 1/17/2007 (1)                               9,976,667
 10,000,000   Govco, Inc.
                 5.27% due 1/16/2007 (1)                               9,978,042
 10,000,000   Surrey Funding Corp.
                 5.25% due 1/5/2007 (1)                                9,994,166
--------------------------------------------------------------------------------
              TOTAL ASSET BACKED                                      31,578,634
--------------------------------------------------------------------------------
FINANCIAL -- 21.0%
FINANCE COMPANIES -- 1.2%
$ 5,000,000   Private Export Funding Corp.
                 5.22% due 4/5/2007                                  $ 4,931,850
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 12.8%
  5,000,000   Barclays U.S. Fdg. LLC
                 5.25% due 3/28/2007                                   4,937,292
 10,000,000   BNP Paribas Finance, Inc.
                 5.228% due 1/2/2007                                   9,998,548
 10,000,000   Depfa Bank PLC
                 5.235% due 2/16/2007 (1)                              9,933,108
 10,000,000   Dresdner U.S. Fin., Inc.
                 5.23% due 1/17/2007                                   9,976,756
 10,000,000   Societe Generale NA
                 5.24% due 1/11/2007                                   9,985,444
 10,000,000   UBS Finance LLC
                 5.22% due 1/11/2007                                   9,985,500
                                                                     -----------
                                                                      54,816,648
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 7.0%
 10,000,000   American General Fin. Corp.
                 5.26% due 1/16/2007                                   9,978,083
 10,000,000   Bear Stearns Co., Inc.
                 5.22% due 1/19/2007                                   9,973,900
 10,000,000   Countrywide Fin. Corp.
                 5.28% due 1/19/2007                                   9,973,600
                                                                     -----------
                                                                      29,925,583
--------------------------------------------------------------------------------
              TOTAL FINANCIAL                                         89,674,081
--------------------------------------------------------------------------------
INDUSTRIAL -- 34.4%
AUTOMOTIVE -- 7.0%
              American Honda Fin. Corp.
$ 5,000,000      5.22% due 2/5/2007                                  $ 4,974,625
  5,000,000      5.22% due 2/26/2007                                   4,959,400
 10,000,000   BMW U.S. Capital LLC
                 5.28% due 1/5/2007                                    9,994,133
 10,000,000   Toyota Motor Credit Corp.
                 5.22% due 2/14/2007                                   9,936,200
                                                                     -----------
                                                                      29,864,358
--------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 4.9%
 10,000,000   Hewlett Packard Co.
                 5.25% due 2/8/2007 (1)                                9,944,583
 11,000,000   IBM Corp.
                 5.23% due 2/15/2007 (1)                              10,928,088
                                                                     -----------
                                                                      20,872,671
--------------------------------------------------------------------------------
CONGLOMERATES -- 1.1%
  5,000,000   General Electric Capital Corp.
                 5.23% due 3/7/2007                                    4,952,785
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.6%
  7,000,000   Sharp Electronics Corp.
                 5.25% due 1/22/2007                                   6,978,562
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.5%
              Schlumberger Technology Corp.
$10,000,000      5.24% due 2/20/2007 (1)                            $  9,927,222
  5,000,000      5.23% due 3/19/2007 (1)                               4,944,068
                                                                    ------------
                                                                      14,871,290
--------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 4.7%
 10,000,000   Coca-Cola Enterprises, Inc.
                 5.22% due 1/26/2007                                   9,963,750
 10,000,000   Nestle Fin. France S.A.
                 5.225% due 1/17/2007                                  9,976,778
                                                                    ------------
                                                                      19,940,528
--------------------------------------------------------------------------------
METALS AND MINING -- 2.3%
 10,000,000   Alcoa, Inc.
                 5.275% due 1/5/2007                                   9,994,139
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.3%
 10,000,000   Koch Inds., Inc.
                 5.25% due 1/11/2007 (1)                               9,985,417
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.7%
 10,000,000   Alcon Capital Corp.
                 5.22% due 1/12/2007                                   9,984,050
 10,000,000   Novartis Fin. Corp.
                 5.30% due 1/3/2007 (1)                                9,997,056
                                                                    ------------
                                                                      19,981,106
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.3%
  5,000,000   National Rural Utilities Coop. Fin.
                 5.25% due 1/16/2007                                   4,989,063
  5,000,000   Southern Co.
                 5.25% due 1/29/2007                                   4,979,583
                                                                    ------------
                                                                       9,968,646
--------------------------------------------------------------------------------
              TOTAL INDUSTRIAL                                       147,409,502
--------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
                 (COST $268,662,217)                                 268,662,217
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES -- 18.9%
CALIFORNIA -- 3.6%
$ 7,465,000   California Housing Fin. Agency
                 5.38% due 1/3/2007 (2)                             $  7,465,000
  8,100,000   Sacramento Cnty., CA
                 5.38% due 1/3/2007 (2)                                8,100,000
                                                                    ------------
                                                                      15,565,000
--------------------------------------------------------------------------------
COLORADO -- 2.5%
 10,875,000   Colorado Housing & Fin. Auth.
                 5.38% due 01/03/2007                                 10,875,000
--------------------------------------------------------------------------------
CONNECTICUT -- 1.9%
  8,000,000   Connecticut St. Housing & Fin. Auth.
                 5.35% due 1/4/2007 (2)                                8,000,000
--------------------------------------------------------------------------------
MICHIGAN -- 0.8%
  3,450,000   Michigan St. Housing Dev. Auth.
                 5.38% due 1/3/2007 (2)                                3,450,000
--------------------------------------------------------------------------------
NEW YORK -- 6.5%
 15,955,000   New York City Trans.
                 5.38% due 1/3/2007 (2)                               15,955,000
  6,735,000   New York St. Dormitory Auth. Rev.
                 5.37% due 1/4/2007 (2)                                6,735,000
$ 5,000,000   Port Auth. of New York & New Jersey
                 5.50% due 8/15/2007                                $  5,001,425
                                                                    ------------
                                                                      27,691,425
--------------------------------------------------------------------------------
UTAH -- 3.6%
    900,000   Utah Housing Corp. Single Family Ser. C-3 Cl. I
                 5.38% due 1/3/2007 (2)                                  900,000
  2,070,000   Utah Housing Corp. Single Family Ser. D-2 Cl. I
                 5.38% due 1/3/2007 (2)                                2,070,000
  4,160,000   Utah Housing Corp. Single Family Ser. D-3 Cl. I
                 5.38% due 1/3/2007 (2)                                4,160,000
  2,405,000   Utah Housing Corp. Single Family Ser. E-2 Cl. I
                 5.38% due 1/3/2007 (2)                                2,405,000
  2,250,000   Utah St. Housing Fin. Agency Ser. F-3 Cl. I
                 5.38% due 1/3/2007 (2)                                2,250,000
  3,455,000   Utah St. Housing Fin. Agency Ser. G-3 Cl. I
                 5.38% due 1/3/2007 (2)                                3,455,000
                                                                    ------------
                                                                      15,240,000
--------------------------------------------------------------------------------
              TOTAL TAXABLE MUNICIPAL SECURITIES
                 (COST $80,821,425)                                   80,821,425
--------------------------------------------------------------------------------

   SHARES                                                               VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (3) -- 0.0%
         14   RS Emerging Growth Fund, Class A                      $        505
         24   RS Global Natural Resources Fund, Class A                      740
         19   RS Growth Fund, Class A                                        295
         55   RS Investors Fund, Class A                                     643
         11   RS MidCap Opportunities Fund, Class A                          162
          7   RS Partners Fund, Class A                                      241
         12   RS Smaller Company Growth Fund, Class A                        260
          6   RS Value Fund, Class A                                         162
--------------------------------------------------------------------------------
              TOTAL OTHER INVESTMENTS - FOR TRUSTEE  DEFERRED
                 COMPENSATION PLAN
                 (COST $3,008)                                             3,008
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
$   939,000   State Street Bank and Trust Co. repurchase agreement,
              dated 12/29/06, maturity value $939,532 at 5.10%,
              due 1/2/2007 (4)
                 (COST $939,000)                                    $    939,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
   (COST $424,841,103)                                               424,841,103
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES -- 0.7%                                            3,155,375
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $427,996,478
--------------------------------------------------------------------------------

                                              See notes to financial statements.

December 31, 2006

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $98,441,985 representing 23.0% of net assets which have been deemed liquid pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(2) Floating rate note. The rate shown is the rate in effect at 12/31/2006..The due date shown is the next reset date.

(3) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(4) The repurchase agreement is fully collateralized by $940,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $958,800.

See notes to financial statements.

SCHEDULE OF INVESTMENTS -- RS ASSET ALLOCATION FUND

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 2.4%
AEROSPACE AND DEFENSE -- 0.1%
   244   Boeing Co.                                                 $     21,677
   536   Honeywell Int'l., Inc.                                           24,249
   246   Lockheed Martin Corp.                                            22,649
   112   Northrop Grumman Corp.                                            7,582
   424   Raytheon Co.                                                     22,387
   436   United Technologies Corp.                                        27,259
                                                                    ------------
                                                                         125,803
--------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.0%
   419   United Parcel Svc., Inc. - Class B                               31,417
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.0%
   535   Ford Motor Co.                                                    4,018
   338   General Motors Corp.                                             10,383
   319   Harley-Davidson, Inc.                                            22,480
                                                                    ------------
                                                                          36,881
--------------------------------------------------------------------------------
BEVERAGES -- 0.1%
   338   Anheuser-Busch Cos., Inc.                                        16,629
   195   Coca-Cola Co.                                                     9,409
   367   PepsiCo., Inc.                                                   22,956
                                                                    ------------
                                                                          48,994
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.0%
   342   Amgen, Inc.*                                                     23,362
   117   Biogen Idec, Inc.*                                                5,755
   426   MedImmune, Inc.*                                                 13,790
                                                                    ------------
                                                                          42,907
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.0%
   508   Masco Corp.                                                      15,174
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.1%
   194   Ameriprise Financial, Inc.                                       10,573
   347   Bank of New York, Inc.                                           13,662
    48   Charles Schwab Corp.                                                928
   100   Goldman Sachs Group, Inc.                                        19,935
   160   Lehman Brothers Hldgs., Inc.                                     12,499
   356   Mellon Financial Corp.                                           15,006
   210   Merrill Lynch & Co., Inc.                                        19,551
   252   Morgan Stanley                                                   20,520
    57   State Street Corp.                                                3,844
                                                                    ------------
                                                                         116,518
--------------------------------------------------------------------------------
CHEMICALS -- 0.0%
   267   Dow Chemical Co.                                                 10,664
   335   E.I. Du Pont de Nemours & Co.                                    16,318
   200   Monsanto Co.                                                     10,506
   170   Rohm & Haas Co.                                                   8,690
                                                                    ------------
                                                                          46,178
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.1%
   172   BB&T Corp.                                                        7,556
   117   Fifth Third Bancorp                                               4,789
   310   KeyCorp                                                          11,789
   712   U.S. Bancorp                                                     25,767
   492   Wachovia Corp.                                                   28,020
 1,100   Wells Fargo & Co.                                                39,116
                                                                    ------------
                                                                         117,037
--------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.0%
   307   Cintas Corp.                                                     12,191
   479   Waste Management, Inc.                                           17,613
                                                                    ------------
                                                                          29,804
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.1%
 2,325   Cisco Systems, Inc.*                                       $     63,542
   582   Corning, Inc.*                                                   10,889
   675   Motorola, Inc.                                                   13,878
   568   QUALCOMM, Inc.                                                   21,465
                                                                    ------------
                                                                         109,774
--------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.1%
   776   Dell, Inc.*                                                      19,470
   886   EMC Corp.*                                                       11,695
   815   Hewlett Packard Co.                                              33,570
   100   Int'l. Business Machines                                          9,715
 4,116   Sun Microsystems, Inc.*                                          22,309
                                                                    ------------
                                                                          96,759
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.1%
   972   American Express Co.                                             58,971
   146   Capital One Financial Corp.                                      11,216
   165   SLM Corp.                                                         8,047
                                                                    ------------
                                                                          78,234
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
 1,320   Bank of America Corp.                                            70,475
 1,073   Citigroup, Inc.                                                  59,766
   466   J.P. Morgan Chase & Co.                                          22,508
                                                                    ------------
                                                                         152,749
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
 1,050   AT & T, Inc.                                                     37,537
   678   BellSouth Corp.                                                  31,940
    85   Embarq Corp.                                                      4,468
 1,071   Verizon Comm.                                                    39,884
   376   Windstream Corp.                                                  5,347
                                                                    ------------
                                                                         119,176
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.1%
   404   Duke Energy Corp.                                                13,417
   250   Exelon Corp.                                                     15,472
   128   FPL Group, Inc.                                                   6,966
   195   Progress Energy, Inc.                                             9,571
   100   Southern Co.                                                      3,686
                                                                    ------------
                                                                          49,112
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.0%
   100   Cooper Inds. Ltd. - Class A                                       9,043
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.0%
 2,123   Solectron Corp.*                                                  6,836
--------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.0%
   105   Baker Hughes, Inc.                                                7,839
   362   Schlumberger Ltd.                                                22,864
                                                                    ------------
                                                                          30,703
--------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 0.0%
   409   Kroger Co.                                                        9,436
   299   Safeway, Inc.                                                    10,333
   152   Supervalu, Inc.                                                   5,434
   200   Wal-Mart Stores, Inc.                                             9,236
                                                                    ------------
                                                                          34,439
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.1%
   294   Archer-Daniels-Midland Co.                                        9,396
   321   Campbell Soup Co.                                                12,484
   162   ConAgra Foods, Inc.                                               4,374
   128   General Mills, Inc.                                               7,373
   224   H.J. Heinz Co.                                                   10,082
   234   Hershey Co.                                                      11,653
   212   Kellogg Co.                                                      10,613
    61   W.M. Wrigley Jr. Co.                                              3,155
                                                                    ------------
                                                                          69,130
--------------------------------------------------------------------------------

                                              See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.1%
   328   Baxter Int'l., Inc.                                        $     15,216
    22   Becton Dickinson & Co., Inc.                                      1,543
   632   Boston Scientific Corp.*                                         10,858
   272   C.R. Bard, Inc.                                                  22,568
   256   Medtronic, Inc.                                                  13,698
   184   St. Jude Medical, Inc.*                                           6,727
   100   Stryker Corp.                                                     5,511
    84   Zimmer Hldgs., Inc.*                                              6,584
                                                                    ------------
                                                                          82,705
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 0.0%
    96   AmerisourceBergen Corp.                                           4,316
    46   Cigna Corp.                                                       6,052
    78   McKesson Corp.                                                    3,955
 1,512   Tenet Healthcare Corp.*                                          10,539
   258   WellPoint, Inc.*                                                 20,302
                                                                    ------------
                                                                          45,164
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.0%
    90   Carnival Corp.                                                    4,415
   551   McDonald's Corp.                                                 24,426
   386   Starbucks Corp.*                                                 13,672
   159   Wyndham Worldwide Corp.*                                          5,091
                                                                    ------------
                                                                          47,604
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.1%
    55   Kimberly-Clark Corp.                                              3,737
   974   Procter & Gamble Co.                                             62,599
                                                                    ------------
                                                                          66,336
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS -- 0.0%
 1,368   AES Corp.*                                                       30,151
   184   TXU Corp.                                                         9,974
                                                                    ------------
                                                                          40,125
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.1%
   236   3M Co.                                                           18,391
   703   General Electric Co.                                             26,159
   324   Tyco Int'l. Ltd.                                                  9,850
                                                                    ------------
                                                                          54,400
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.1%
   242   Automatic Data Processing, Inc.                                  11,918
   625   Electronic Data Systems Corp.                                    17,219
   116   First Data Corp.                                                  2,960
   257   Paychex, Inc.                                                    10,162
   108   Sabre Hldgs. Corp. - Class A                                      3,444
   116   Western Union Co.                                                 2,601
                                                                    ------------
                                                                          48,304
--------------------------------------------------------------------------------
INSURANCE -- 0.1%
   153   AFLAC, Inc.                                                       7,038
   208   Allstate Corp.                                                   13,543
   615   American Int'l. Group, Inc.                                      44,071
   362   Chubb Corp.                                                      19,153
   258   Loews Corp.                                                      10,699
   164   Marsh & McLennan Cos., Inc.                                       5,028
   100   MetLife, Inc.                                                     5,901
   512   Progressive Corp.                                                12,401
   387   St. Paul Travelers Cos., Inc.                                    20,778
                                                                    ------------
                                                                         138,612
--------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.0%
   384   Yahoo! Inc.*                                                      9,807
--------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.0%
    49   Eastman Kodak Co.                                          $      1,264
   448   Mattel, Inc.                                                     10,152
                                                                    ------------
                                                                          11,416
--------------------------------------------------------------------------------
MACHINERY -- 0.0%
   252   Caterpillar, Inc.                                                15,455
   100   Deere & Co.                                                       9,507
                                                                    ------------
                                                                          24,962
--------------------------------------------------------------------------------
MEDIA -- 0.1%
   374   CBS Corp. - Class B                                              11,661
 1,046   Clear Channel Comm., Inc.                                        37,175
   617   Comcast Corp. - Class A*                                         26,118
    29   Gannett Co., Inc.                                                 1,753
    53   Idearc, Inc.*                                                     1,519
   495   New York Times Co. - Class A                                     12,058
 1,112   Time Warner, Inc.                                                24,219
    77   Tribune Co.                                                       2,370
   374   Viacom, Inc. - Class B*                                          15,345
   967   Walt Disney Co.                                                  33,139
                                                                    ------------
                                                                         165,357
--------------------------------------------------------------------------------
METALS AND MINING -- 0.0%
   264   Alcoa, Inc.                                                       7,923
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.0%
   202   Kohl's Corp.*                                                    13,823
   281   Target Corp.                                                     16,031
                                                                    ------------
                                                                          29,854
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.0%
    82   Public Svc. Enterprise Group, Inc.                                5,443
--------------------------------------------------------------------------------
OIL, GAS AND CONSUMABLE FUELS -- 0.2%
   412   Anadarko Petroleum Corp.                                         17,931
   774   Chevron Corp.                                                    56,912
   578   ConocoPhillips                                                   41,587
   236   El Paso Corp.                                                     3,606
 1,900   Exxon Mobil Corp.                                               145,597
                                                                    ------------
                                                                         265,633
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.0%
   100   Avon Products, Inc.                                               3,304
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
   116   Allergan, Inc.                                                   13,890
   962   Bristol-Myers Squibb Corp.                                       25,320
   449   Eli Lilly & Co.                                                  23,393
   672   Johnson & Johnson                                                44,365
   279   King Pharmaceuticals, Inc.*                                       4,442
 1,915   Pfizer, Inc.                                                     49,598
   475   Schering-Plough Corp.                                            11,229
                                                                    ------------
                                                                         172,237
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
   483   Plum Creek Timber Co., Inc.                                      19,247
   172   Simon Ppty. Group, Inc.                                          17,422
                                                                    ------------
                                                                          36,669
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT AND DEVELOPMENT -- 0.0%
   199   Realogy Corp.*                                                    6,034
--------------------------------------------------------------------------------
ROAD AND RAIL -- 0.0%
   152   Burlington Northern Santa Fe                                     11,219
   100   Union Pacific Corp.                                               9,202
                                                                    ------------
                                                                          20,421
--------------------------------------------------------------------------------

See notes to financial statements.

December 31, 2006

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.1%
         54   Analog Devices, Inc.                                  $      1,775
        548   Applied Materials, Inc.                                     10,111
        432   Broadcom Corp. - Class A*                                   13,958
      1,330   Intel Corp.                                                 26,932
        448   KLA-Tencor Corp.                                            22,288
        249   Linear Technology Corp.                                      7,550
        494   Maxim Integrated Products, Inc.                             15,126
        702   Micron Technology, Inc.*                                     9,800
      1,003   Texas Instruments, Inc.                                     28,886
                                                                    ------------
                                                                         136,426
--------------------------------------------------------------------------------
SOFTWARE -- 0.1%
        204   Adobe Systems, Inc.*                                         8,388
        490   CA, Inc.                                                    11,099
      2,445   Microsoft Corp.                                             73,008
        379   Symantec Corp.*                                              7,902
                                                                    ------------
                                                                         100,397
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.1%
        316   Bed, Bath & Beyond, Inc.*                                   12,040
        100   Best Buy Co., Inc.                                           4,919
        247   Gap, Inc.                                                    4,816
        630   Lowe's Cos., Inc.                                           19,624
        648   Staples, Inc.                                               17,302
                                                                    ------------
                                                                          58,701
--------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.0%
        355   NIKE, Inc. - Class B                                        35,156
--------------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 0.0%
        350   Federal National Mortgage Assn.                             20,787
        345   Washington Mutual, Inc.                                     15,694
                                                                    ------------
                                                                          36,481
--------------------------------------------------------------------------------
TOBACCO -- 0.1%
        616   Altria Group, Inc.                                          52,865
        209   UST, Inc.                                                   12,164
                                                                    ------------
                                                                          65,029
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
        364   ALLTEL Corp.                                                22,015
        410   Sprint Nextel Corp.                                          7,745
                                                                    ------------
                                                                          29,760
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
                 (COST $2,781,565)                                     3,110,928
--------------------------------------------------------------------------------
MUTUAL FUND -- 92.3%
EQUITY -- 92.3%
 12,286,351   RS S&P 500 Index Fund, Class A+ (1)
                 (COST $106,968,137)                                $119,423,334
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 0.9%
U.S. TREASURY BILLS -- 0.9%
              U.S. Treasury Bills
$   300,000      4.838% due 3/22/2007 (2)                           $    296,774
    800,000      4.893% due 3/1/2007 (2)                                 793,585
     50,000      4.985% due 1/25/2007 (2)                                 49,834
                                                                    ------------
                                                                       1,140,193
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT SECURITIES
                 (COST $1,140,193)                                     1,140,193
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS - FOR TRUSTEE DEFERRED
COMPENSATION PLAN (3) -- 0.0%
          4   RS Emerging Growth Fund, Class A                      $        157
          7   RS Global Natural Resources Fund,
                 Class A                                                     230
          6   RS Growth Fund, Class A                                         91
         17   RS Investors Fund, Class A                                     199
          4   RS MidCap Opportunities Fund, Class A                           50
          2   RS Partners Fund, Class A                                       75
          4   RS Smaller Company Growth Fund, Class A                         81
          2   RS Value Fund, Class A                                          50
--------------------------------------------------------------------------------
              TOTAL OTHER INVESTMENTS - FOR TRUSTEE
                 DEFERRED COMPENSATION PLAN
                 (COST $933)                                                 933
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                VALUE
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
$ 5,837,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/29/2006, maturity
              value $5,840,308 at
              5.10%, due 1/2/2007 (4)
                 (COST $5,837,000)                                  $  5,837,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
   (COST $116,727,828)                                               129,512,388
LIABILITIES IN EXCESS OF CASH,
   RECEIVABLES AND OTHER ASSETS -- (0.1)%                                (75,579)
---------------------------------------------------------------------------------
NET ASSETS -- 100%                                                  $129,436,809
---------------------------------------------------------------------------------

*    Non-income producing security.

+ The RS S&P 500 Index Fund financial statements and financial highlights are included herein.

(1)  Majority-owned subsidiary. See Note 9 in Note to Financial Statements.

(2) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(3) Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note 2 in Notes to Financial Statements.

(4) The repurchase agreement is fully collateralized by $5,840,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $5,956,800.

NUMBER OF                                   FACE VALUE    UNREALIZED
CONTRACTS   DESCRIPTION       EXPIRATION   (THOUSANDS)   DEPRECIATION
---------------------------------------------------------------------
SOLD FUTURES CONTRACTS
51          S & P 500 Index   3/2007         $18,192       $(20,019)
---------------------------------------------------------------------

                                              See notes to financial statements.

RS INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

                                                                  RS LARGE       RS SMALL       RS ASSET
                                                   RS CORE        CAP VALUE      CAP CORE      ALLOCATION
                                                 EQUITY FUND        FUND        EQUITY FUND       FUND
                                               -------------------------------------------------------------
ASSETS
   Investments, at identified cost (includes
      majority-owned subsidiary of
      $106,968,137 for AAF)                    $  737,007,653   $ 76,642,359   $153,890,793   $116,727,828
                                               =============================================================
   Investments, at market -- Note 1
      (includes majority-owned subsidiary of
      $119,423,334 for AAF)                       846,503,327    107,177,738    177,667,661    129,512,388
   Cash                                                    --            169             --             15
   Foreign currency (cost $1,377,574 EMF)                  --             --             --             --
   Dividends receivable                               641,619        157,770        154,908          3,618
   Receivable for fund shares sold                    162,719          5,440        249,121         39,751
   Interest receivable                                 28,847          1,308          5,669          2,481
   Receivable for securities sold                          --        309,917             --             --
   Receivable for variation margin -- Note 1               --             --             --         68,850
   Dividend reclaim receivable                             --             --             --             --
   Prepaid insurance                                   11,102          1,242          2,160          1,756
                                               -------------------------------------------------------------
         TOTAL ASSETS                             847,347,614    107,653,584    178,079,519    129,628,859
                                               -------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed                   525,764          1,000        127,534         94,663
   Accrued expenses                                   345,195         46,404         78,580         70,890
   Due to custodian                                     6,026             --          1,254             --
   Deferred trustees' compensation                      6,026            723          1,254            933
   Payable for securities purchased                        --      2,015,633             --             --
   Payable for variation margin -- Note 1                  --             --             --             --
   Accrued foreign capital gains tax                       --             --             --             --
   Distributions payable                                   --             --             --             --
   Due to Adviser                                     363,758         73,567        114,115          3,473
   Due to Sub-adviser                                 178,758         61,407         56,805         22,091
                                               -------------------------------------------------------------
         TOTAL LIABILITIES                          1,425,527      2,198,734        379,542        192,050
                                               -------------------------------------------------------------
         NET ASSETS                            $  845,922,087   $105,454,850   $177,699,977   $129,436,809
                                               =============================================================
COMPONENTS OF NET ASSETS
   Paid-in capital                             $1,225,086,892   $ 73,113,620   $146,333,824   $167,952,711
   Undistributed/(distribution in excess of)
      net investment income/(accumulated net
      investment loss)                                291,472         54,266         (1,254)        26,261
   Accumulated net realized gain/(loss) on
      investments and foreign currency
      related transactions                       (488,951,951)     1,751,585      7,590,539    (51,306,704)
   Net unrealized appreciation/
      (depreciation) of investments and
      foreign currency related transactions       109,495,674     30,535,379     23,776,868     12,764,541
                                               -------------------------------------------------------------
         NET ASSETS                            $  845,922,087   $105,454,850   $177,699,977   $129,436,809
                                               =============================================================
NET ASSETS
   Class A                                     $  787,661,245   $ 30,526,473   $143,972,118   $ 91,707,456
   Class B                                     $   38,312,618   $ 24,584,728   $  7,851,645   $ 15,850,351
   Class C                                     $    8,278,107   $ 23,163,095   $ 10,649,132   $  9,594,070
   Class K                                     $   11,670,117   $ 27,180,554   $ 15,227,082   $ 12,284,932
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   WITH NO PAR VALUE
   Class A                                         21,178,526      2,129,606      8,041,672      6,981,426
   Class B                                          1,071,420      1,723,340        496,834      1,214,360
   Class C                                            235,401      1,623,520        679,050        736,832
   Class K                                            313,867      1,896,224        877,183        938,908
NET ASSET VALUE PER SHARE
   Class A                                     $        37.19   $      14.33   $      17.90   $      13.14
   Class B                                     $        35.76   $      14.27   $      15.80   $      13.05
   Class C                                     $        35.17   $      14.27   $      15.68   $      13.02
   Class K                                     $        37.18   $      14.33   $      17.36   $      13.08
SALES CHARGE (LOAD)                                      4.75%*         4.75%*         4.75%*         4.75%*
MAXIMUM OFFERING PRICE PER CLASS A SHARE       $        39.04   $      15.04   $      18.79   $      13.80

* Based on sale of less than $50,000. On sale of $50,000 or more, the offering price is reduced.

** Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

***  No load is charged on Class A shares.

See notes to financial statements.

                                                                                                  RS
                                                  RS S&P            RS         RS EMERGING    INVESTMENT
                                                 500 INDEX    INTERNATIONAL      MARKETS       QUALITY
                                                   FUND        GROWTH FUND        FUND         BOND FUND
                                               --------------------------------------------------------------
ASSETS
   Investments, at identified cost (includes
      majority-owned subsidiary of
      $106,968,137 for AAF)                    $150,273,433   $  50,134,387   $165,249,425   $113,360,592
                                               ==============================================================
   Investments, at market -- Note 1
      (includes majority-owned subsidiary of
      $119,423,334 for AAF)                     182,556,372      77,638,089    250,647,884    113,095,042
   Cash                                                  --              --             --             10
   Foreign currency (cost $1,377,574 EMF)                --              --      1,436,656             --
   Dividends receivable                             253,202          71,976        332,561             --
   Receivable for fund shares sold                   27,517          50,275        568,545         87,836
   Interest receivable                                  733              --            529        915,083
   Receivable for securities sold                        --              --             --        299,824
   Receivable for variation margin -- Note 1             --              --             --             --
   Dividend reclaim receivable                           --          26,341             --             --
   Prepaid insurance                                  2,401             890          2,461          1,654
                                               --------------------------------------------------------------
         TOTAL ASSETS                           182,840,225      77,787,571    252,988,636    114,399,449
                                               --------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed                   2,139          17,937         93,945        103,785
   Accrued expenses                                  70,324          67,066        133,758         57,556
   Due to custodian                                   1,123          94,288          1,294             --
   Deferred trustees' compensation                    1,317             535          1,640            810
   Payable for securities purchased                      --              --        234,117             --
   Payable for variation margin -- Note 1             6,750              --             --             --
   Accrued foreign capital gains tax                     --              --        168,667             --
   Distributions payable                                 --              --             --         91,171
   Due to Adviser                                    39,593          52,016        207,744         48,828
   Due to Sub-adviser                                19,438          25,115         66,323         16,220
                                               --------------------------------------------------------------
         TOTAL LIABILITIES                          140,684         256,957        907,488        318,370
                                               --------------------------------------------------------------
         NET ASSETS                            $182,699,541    $ 77,530,614   $252,081,148   $114,081,079
                                               ==============================================================
COMPONENTS OF NET ASSETS
   Paid-in capital                             $239,790,562    $ 78,213,670   $161,333,717   $115,933,339
   Undistributed/(distribution in excess of)
      net investment income/(accumulated net
      investment loss)                              110,565        (323,553)        80,129            240
   Accumulated net realized gain/(loss) on
      investments and foreign currency
      related transactions                      (89,486,437)    (27,864,918)     5,377,280     (1,586,950)
   Net unrealized appreciation/
      (depreciation) of investments and
      foreign currency related transactions      32,284,851      27,505,415     85,290,022       (265,550)
                                               --------------------------------------------------------------
         NET ASSETS                            $182,699,541   $  77,530,614   $252,081,148   $114,081,079
                                               ==============================================================
NET ASSETS
   Class A                                     $142,259,939   $  48,303,570   $174,477,953   $ 89,505,493
   Class B                                     $ 12,663,576   $   5,477,691   $ 17,289,870   $  9,182,389
   Class C                                     $ 10,471,538   $   9,189,037   $ 27,959,808   $  6,862,742
   Class K                                     $ 17,304,488   $  14,560,316   $ 32,353,517   $  8,530,455
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   WITH NO PAR VALUE
   Class A                                       14,638,156       2,598,983      7,926,373      9,240,921
   Class B                                        1,305,764         329,824        898,436        948,334
   Class C                                        1,081,553         548,377      1,444,177        708,726
   Class K                                        1,783,766         797,845      1,512,000        879,833
NET ASSET VALUE PER SHARE
   Class A                                     $       9.72   $       18.59   $      22.01   $       9.69
   Class B                                     $       9.70   $       16.61   $      19.24   $       9.68
   Class C                                     $       9.68   $       16.76   $      19.36   $       9.68
   Class K                                     $       9.70   $       18.25   $      21.40   $       9.70
SALES CHARGE (LOAD)                                    3.00%*         4.75%*          4.75%*         3.75%**
MAXIMUM OFFERING PRICE PER CLASS A SHARE       $      10.02   $       19.52   $      23.11   $      10.07


                                                  RS LOW         RS HIGH           RS           RS CASH
                                                 DURATION         YIELD        TAX-EXEMPT     MANAGEMENT
                                                BOND FUND       BOND FUND         FUND           FUND
                                               --------------------------------------------------------------
ASSETS
   Investments, at identified cost (includes
      majority-owned subsidiary of
      $106,968,137 for AAF)                    $35,524,808    $ 80,989,476    $100,807,418    $424,841,103
                                               ==============================================================
   Investments, at market -- Note 1
      (includes majority-owned subsidiary of
      $119,423,334 for AAF)                     35,332,307      82,887,161     103,244,841     424,841,103
   Cash                                                 --              --         192,736              --
   Foreign currency (cost $1,377,574 EMF)               --              --              --              --
   Dividends receivable                                 --              --              --              --
   Receivable for fund shares sold                     819          14,968          11,936       1,784,895
   Interest receivable                             266,212       1,276,835       1,348,703       1,953,850
   Receivable for securities sold                       --              --              --              --
   Receivable for variation margin -- Note 1            --              --              --              --
   Dividend reclaim receivable                          --              --              --              --
   Prepaid insurance                                   450           1,034           1,306           5,527
                                               --------------------------------------------------------------
         TOTAL ASSETS                           35,599,788      84,179,998     104,799,522     428,585,375
                                               --------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed                     --              --          42,000         173,903
   Accrued expenses                                 34,847          44,026          39,318         150,397
   Due to custodian                                      6             461              --           2,798
   Deferred trustees' compensation                     250             584             737           3,008
   Payable for securities purchased                     --              --              --              --
   Payable for variation margin -- Note 1               --              --              --              --
   Accrued foreign capital gains tax                    --              --              --              --
   Distributions payable                               283           3,469          14,859           4,673
   Due to Adviser                                   13,608          42,623          44,486         180,106
   Due to Sub-adviser                                2,211           6,867          18,704          74,012
                                               --------------------------------------------------------------
         TOTAL LIABILITIES                          51,205          98,030         160,104         588,897
                                               --------------------------------------------------------------
         NET ASSETS                            $35,548,583    $ 84,081,968    $104,639,418    $427,996,478
                                               ==============================================================
COMPONENTS OF NET ASSETS
   Paid-in capital                             $36,265,142    $ 97,900,543    $101,892,603    $427,996,478
   Undistributed/(distribution in excess of)
      net investment income/(accumulated net
      investment loss)                                (293)             --              --              --
   Accumulated net realized gain/(loss) on
      investments and foreign currency
      related transactions                        (523,765)    (15,716,260)        309,392              --
   Net unrealized appreciation/
      (depreciation) of investments and
      foreign currency related transactions       (192,501)      1,897,685       2,437,423              --
                                               --------------------------------------------------------------
         NET ASSETS                            $35,548,583    $ 84,081,968    $104,639,418    $427,996,478
                                               ==============================================================
NET ASSETS
   Class A                                     $ 9,759,438    $ 49,616,280    $ 93,205,296    $409,169,564
   Class B                                     $ 8,328,922    $  9,433,741              --    $  2,762,880
   Class C                                     $ 7,948,702    $ 11,257,544    $ 11,434,122    $  6,378,443
   Class K                                     $ 9,511,521    $ 13,774,403              --    $  9,685,591
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   WITH NO PAR VALUE
   Class A                                         996,346       6,625,989       9,247,764     409,169,564
   Class B                                         850,239       1,261,074              --       2,762,880
   Class C                                         811,439       1,504,348       1,134,528       6,378,443
   Class K                                         970,986       1,838,850              --       9,685,591
NET ASSET VALUE PER SHARE
   Class A                                     $      9.80    $       7.49    $      10.08    $       1.00
   Class B                                     $      9.80    $       7.48              --    $       1.00
   Class C                                     $      9.80    $       7.48    $      10.08    $       1.00
   Class K                                     $      9.80    $       7.49              --    $       1.00
SALES CHARGE (LOAD)                                   2.25%**         3.75%**         3.75%**          N/A***
MAXIMUM OFFERING PRICE PER CLASS A SHARE       $     10.03    $       7.78    $      10.47              --

                                              See notes to financial statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 2006

                                                                    RS LARGE      RS SMALL      RS ASSET
                                                      RS CORE      CAP VALUE      CAP CORE     ALLOCATION
                                                    EQUITY FUND       FUND      EQUITY FUND       FUND
                                                   -------------------------------------------------------
INVESTMENT INCOME
      Dividends (includes $1,684,972 from a
         majority-owned subsidiary for AAF)        $ 14,370,711   $ 2,059,102   $ 1,608,583   $ 1,778,377
      Interest                                          272,039        59,683       138,568       212,750
      Less: Foreign tax withheld                        (59,588)           --            --            --
                                                   -------------------------------------------------------
         Total Income                                14,583,162     2,118,785     1,747,151     1,991,127
                                                   -------------------------------------------------------
   EXPENSES:
      Investment advisory fees -- Note 2              4,231,839       800,647     1,315,453       865,730
      Administrative fees -- Class A --
         Note 2*                                      1,204,956        53,085       271,365       184,415
      Administrative fees -- Class B --
         Note 2*                                         99,996        43,287        19,593        34,592
      Administrative fees -- Class C --
         Note 2*                                         13,425        40,412        19,275        16,847
      Administrative fees -- Class K --
         Note 2*                                         19,498        45,385        25,999        21,116
      12b-1 fees -- Class A -- Note 2                   457,121        17,085        82,986        54,480
      12b-1 fees -- Class B -- Note 2                   390,547       185,153        77,309       140,568
      12b-1 fees -- Class C -- Note 2                    58,866       173,143        82,037        72,086
      12b-1 fees -- Class K -- Note 2                    48,281       111,887        63,907        51,827
      Transfer agent fees -- Class A                  1,090,641        38,073       152,599       131,632
      Transfer agent fees -- Class B                    197,147        31,610        46,428        46,982
      Transfer agent fees -- Class C                     31,057        29,321        30,440        30,250
      Transfer agent fees -- Class K                      3,831         4,162         4,825         3,370
      Custodian fees                                    193,565        99,925       123,906        91,377
      Printing expense                                  144,084        13,928        29,434        25,348
      Trustees' fees -- Note 2                          128,060        13,846        25,967        19,990
      Audit fees                                         85,735        15,669        22,973        19,205
      Registration fees                                  70,397        46,359        66,202        61,655
      Insurance expense                                  58,130         5,474        11,884         8,683
      Legal fees                                         44,027         4,416         8,569         6,954
      Loan commitment fees -- Note 8                     13,631         1,491         2,790         2,142
      Interest expense on reverse repurchase
         agreements                                          --            --            --            --
      Other                                               5,684           456           659           505
                                                   -------------------------------------------------------
         Total expenses before waivers/
            reimbursements and custody credits        8,590,518     1,774,814     2,484,600     1,889,754
      Less: Expenses waived and reimbursed by
         investment adviser/sub-adviser --
         Note 2                                         (89,612)           --           (83)   (1,127,567)
         Custody credits -- Note 1                         (471)          (36)         (991)         (420)
                                                   -------------------------------------------------------
         Expenses net of waivers/reimbursements
            and custody credits                       8,500,435     1,774,778     2,483,526       761,767
                                                   -------------------------------------------------------
   NET INVESTMENT INCOME/(LOSS)                       6,082,727       344,007      (736,375)    1,229,360
                                                   -------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 3
      Net realized gain/(loss) on
         investments -- Note 1                      115,816,069     6,679,088    15,424,517       181,132
      Net realized gain/(loss) on futures
         contracts                                           --            --            --    (1,571,026)
      Net realized gains on sales of affiliated
         underlying funds                                    --            --            --     2,198,305
      Realized foreign capital gains tax                     --            --            --            --
      Net realized gain/(loss) on foreign
         currency related transactions
         -- Note 1                                           --            --            --            --
      Net change in unrealized
         appreciation/(depreciation) on
         investments -- Note 3                        9,376,968     8,784,317    11,648,516    14,276,810
      Net change in accrued foreign capital
         gains tax                                           --            --            --            --
      Net change in unrealized
         appreciation/(depreciation) of futures
         contracts -- Note 1                                 --            --            --      (100,101)
      Net change in unrealized
         appreciation/(depreciation) from
         translation of other assets and
         liabilities denominated  in foreign
         currencies -- Note 1                                --            --            --            --
                                                   -------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES            125,193,037    15,463,405    27,073,033    14,985,120
                                                   -------------------------------------------------------
      NET INCREASE IN NET ASSETS FROM OPERATIONS   $131,275,764   $15,807,412   $26,336,658   $16,214,480
                                                   =======================================================

* Accrued from January 1 -- October 8, 2006. Effective October 9, 2006, administrative fees have been combined with 12b-1 Fees.

See notes to financial statements.

                                                      RS S&P          RS         RS EMERGING   RS INVESTMENT
                                                    500 INDEX    INTERNATIONAL     MARKETS        QUALITY
                                                       FUND       GROWTH FUND       FUND         BOND FUND
                                                   ---------------------------------------------------------
INVESTMENT INCOME
      Dividends (includes $1,684,972 from a
         majority-owned subsidiary for AAF)        $ 3,494,382     $1,606,945    $ 4,577,544             --
      Interest                                         115,486         25,347         95,248     $6,464,686
      Less: Foreign tax withheld                            --       (136,645)      (461,701)            --
                                                   ---------------------------------------------------------
         Total Income                                3,609,868      1,495,647      4,211,091      6,464,686
                                                   ---------------------------------------------------------
   EXPENSES:
      Investment advisory fees -- Note 2               457,135        573,332      2,096,793        614,820
      Administrative fees -- Class A --
         Note 2*                                       280,337         85,981        270,530        179,356
      Administrative fees -- Class B --
         Note 2*                                        23,852         10,491         28,429         24,699
      Administrative fees -- Class C --
         Note 2*                                        18,413         15,880         40,996         18,890
      Administrative fees -- Class K --
         Note 2*                                        27,337         23,512         50,169         18,465
      12b-1 fees -- Class A -- Note 2                   84,406         27,297         92,729         52,141
      12b-1 fees -- Class B -- Note 2                  100,519         43,716        122,534         95,294
      12b-1 fees -- Class C -- Note 2                   78,945         67,824        181,377         72,401
      12b-1 fees -- Class K -- Note 2                   68,763         58,159        125,606         41,573
      Transfer agent fees -- Class A                    45,748         85,101        183,581         63,870
      Transfer agent fees -- Class B                    35,801         36,315         34,384         34,007
      Transfer agent fees -- Class C                    31,147         29,623         35,784         29,848
      Transfer agent fees -- Class K                    11,011          3,819          5,854          4,694
      Custodian fees                                   154,144        245,335        668,325        130,161
      Printing expense                                  16,489         15,847         32,255         13,829
      Trustees' fees -- Note 2                          27,946         12,666         28,403         17,911
      Audit fees                                        24,325         13,432         25,676         18,624
      Registration fees                                 85,429         61,049         66,531         60,307
      Insurance expense                                 11,508          4,046         10,446          8,492
      Legal fees                                        10,014          1,661          9,117          6,859
      Loan commitment fees -- Note 8                     2,065          1,413          3,161          1,671
      Interest expense on reverse repurchase
         agreements                                         --             --             --          6,588
      Other                                                504            456          5,670            455
                                                   ---------------------------------------------------------
         Total expenses before waivers/
            reimbursements and custody credits       1,595,838      1,416,955      4,118,350      1,514,955
      Less: Expenses waived and reimbursed by
         investment adviser/sub-adviser --
         Note 2                                       (400,320)        (5,176)       (49,922)      (266,543)
         Custody credits -- Note 1                        (956)            --             --         (1,225)
                                                   ---------------------------------------------------------
         Expenses net of waivers/reimbursements
            and custody credits                      1,194,562      1,411,779      4,068,428      1,247,187
                                                   ---------------------------------------------------------
   NET INVESTMENT INCOME/(LOSS)                      2,415,306         83,868        142,663      5,217,499
                                                   ---------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 3
      Net realized gain/(loss) on
         investments -- Note 1                       6,701,050      6,997,994     39,834,411       (893,162)
      Net realized gain/(loss) on futures
         contracts                                     168,553             --             --             --
      Net realized gains on sales of affiliated
         underlying funds                                   --             --             --             --
      Realized foreign capital gains tax                    --             --        (31,178)            --
      Net realized gain/(loss) on foreign
         currency related transactions
         -- Note 1                                          --        (27,391)        21,394             --
      Net change in unrealized
         appreciation/(depreciation) on
         investments -- Note 3                      16,693,624      7,112,110     22,968,706        234,894
      Net change in accrued foreign capital
         gains tax                                          --             --         33,320             --
      Net change in unrealized
         appreciation/(depreciation) of futures
         contracts -- Note 1                            24,452             --             --             --
      Net change in unrealized
         appreciation/(depreciation) from
         translation of other assets and
         liabilities denominated  in foreign
         currencies -- Note 1                               --          3,376         55,567             --
                                                   ---------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES            23,587,679     14,086,089     62,882,220       (658,268)
                                                   ---------------------------------------------------------
      NET INCREASE IN NET ASSETS FROM OPERATIONS   $26,002,985    $14,169,957    $63,024,883     $4,559,231
                                                   =========================================================

                                                     RS LOW       RS HIGH        RS         RS CASH
                                                    DURATION       YIELD     TAX-EXEMPT    MANAGEMENT
                                                    BOND FUND    BOND FUND      FUND          FUND
                                                   ---------------------------------------------------
INVESTMENT INCOME
      Dividends (includes $1,684,972 from a
         majority-owned subsidiary for AAF)                --           --           --            --
      Interest                                     $1,578,388   $6,169,443   $4,478,520   $21,230,182
      Less: Foreign tax withheld                           --           --           --            --
                                                   ---------------------------------------------------
         Total Income                               1,578,388    6,169,443    4,478,520    21,230,182
                                                   ---------------------------------------------------
   EXPENSES:
      Investment advisory fees -- Note 2              155,538      477,924      503,252     2,109,026
      Administrative fees -- Class A --
         Note 2*                                       18,141       89,136      170,264       765,918
      Administrative fees -- Class B --
         Note 2*                                       15,966       18,497           --         8,788
      Administrative fees -- Class C --
         Note 2*                                       14,948       20,326       21,325        12,081
      Administrative fees -- Class K --
         Note 2*                                       16,960       23,588           --        22,589
      12b-1 fees -- Class A -- Note 2                   5,585       28,112       53,491       234,358
      12b-1 fees -- Class B -- Note 2                  67,212       76,906           --        33,482
      12b-1 fees -- Class C -- Note 2                  63,071       86,460       90,160        50,873
      12b-1 fees -- Class K -- Note 2                  41,239       57,896           --        50,031
      Transfer agent fees -- Class A                   31,899       32,376       35,840       283,382
      Transfer agent fees -- Class B                   29,703       34,413           --        11,374
      Transfer agent fees -- Class C                   29,503       31,393       32,159         6,909
      Transfer agent fees -- Class K                    2,134        3,159           --        12,034
      Custodian fees                                   79,074      102,307       75,969       132,471
      Printing expense                                  8,112        9,925        9,727        64,804
      Trustees' fees -- Note 2                          5,173       12,734       13,744        63,648
      Audit fees                                        9,915       14,266       16,317        48,984
      Registration fees                                53,391       63,367       30,031        60,232
      Insurance expense                                 2,141        5,173        6,135        27,482
      Legal fees                                        1,758        4,356        4,840        17,500
      Loan commitment fees -- Note 8                      442        1,026        1,269           495
      Interest expense on reverse repurchase
         agreements                                        --           --           --            --
      Other                                               509          505          455           505
                                                   ---------------------------------------------------
         Total expenses before waivers/
            reimbursements and custody credits        652,414    1,193,845    1,064,978     4,016,966
      Less: Expenses waived and reimbursed by
         investment adviser/sub-adviser --
         Note 2                                      (218,068)    (313,089)    (110,539)     (306,237)
         Custody credits -- Note 1                     (1,119)      (1,915)     (15,303)       (1,751)
                                                   ---------------------------------------------------
         Expenses net of waivers/reimbursements
            and custody credits                       433,227      878,841      939,136     3,708,978
                                                   ---------------------------------------------------
   NET INVESTMENT INCOME/(LOSS)                     1,145,161    5,290,602    3,539,384    17,521,204
                                                   ---------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 3
      Net realized gain/(loss) on
         investments -- Note 1                       (156,922)     711,698      594,346            --
      Net realized gain/(loss) on futures
         contracts                                         --           --           --            --
      Net realized gains on sales of affiliated
         underlying funds                                  --           --           --            --
      Realized foreign capital gains tax                   --           --           --            --
      Net realized gain/(loss) on foreign
         currency related transactions
         -- Note 1                                         --           --           --            --
      Net change in unrealized
         appreciation/(depreciation) on
         investments -- Note 3                        242,704      862,681      799,489            --
      Net change in accrued foreign capital
         gains tax                                         --           --           --            --
      Net change in unrealized
         appreciation/(depreciation) of futures
         contracts -- Note 1                               --           --           --            --
      Net change in unrealized
         appreciation/(depreciation) from
         translation of other assets and
         liabilities denominated  in foreign
         currencies -- Note 1                              --           --           --            --
                                                   ---------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES               85,782    1,574,379    1,393,835            --
                                                   ---------------------------------------------------
      NET INCREASE IN NET ASSETS FROM OPERATIONS   $1,230,943   $6,864,981   $4,933,219   $17,521,204
                                                   ===================================================

                                              See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          RS CORE EQUITY FUND       RS LARGE CAP VALUE FUND
                                                    -----------------------------  --------------------------
                                                        YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                         2006            2005          2006          2005
                                                    ---------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income/(loss)                  $   6,082,727  $   11,699,270  $    344,007  $   300,370
      Net realized gain/(loss) on investments
         and foreign currency related transactions    115,816,069      85,603,277     6,679,088    9,230,191
      Net change in unrealized appreciation/
         (depreciation) of investments and
         foreign currency related transactions          9,376,968     (68,370,583)    8,784,317   (1,936,794)
                                                    ---------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    131,275,764      28,931,964    15,807,412    7,593,767
                                                    ---------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
      Net investment income
         Class A                                      (10,126,969)     (8,770,151)     (189,854)    (209,073)
         Class B                                               --              --            --           --
         Class C                                               --              --            --           --
         Class K                                          (23,602)        (81,418)     (101,753)    (116,217)
      Net realized gain on investments and
         foreign currency related transactions
         Class A                                               --              --    (1,872,583)  (2,541,630)
         Class B                                               --              --    (1,520,217)  (2,146,014)
         Class C                                               --              --    (1,428,455)  (1,987,994)
         Class K                                               --              --    (1,642,341)  (2,149,631)
                                                    ---------------------------------------------------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS
         TO SHAREHOLDERS                              (10,150,571)     (8,851,569)   (6,755,203)  (9,150,559)
                                                    ---------------------------------------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
      Net increase/(decrease) in net assets from
         capital share transactions -- Note 7
         Class A                                     (120,017,518)   (203,636,519)      851,444      828,481
         Class B                                      (37,651,778)    (62,085,914)     (202,294)  (1,632,078)
         Class C                                          838,939        (353,085)      157,301   (2,151,134)
         Class K                                          560,183         506,301     1,997,173   (1,061,066)
      Redemption fees                                          --              --            --           --
                                                    ---------------------------------------------------------
                                                     (156,270,174)   (265,569,217)    2,803,624   (4,015,797)
                                                    ---------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS              (35,144,981)   (245,488,822)   11,855,833   (5,572,589)
NET ASSETS:
Beginning of year                                     881,067,068   1,126,555,890    93,599,017   99,171,606
                                                    ---------------------------------------------------------
End of year*                                        $ 845,922,087  $  881,067,068  $105,454,850  $93,599,017
                                                    =========================================================
* Includes undistributed/(distributions in
  excess of) net investment income/
  (accumulated net investment loss)                 $     291,472  $    4,499,868  $     54,266  $     1,567

                                                         RS SMALL CAP CORE
                                                            EQUITY FUND
                                                    ---------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                        2006           2005
                                                    ---------------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income/(loss)                  $   (736,375) $   (670,158)
      Net realized gain/(loss) on investments
         and foreign currency related transactions    15,424,517    21,956,703
      Net change in unrealized appreciation/
         (depreciation) of investments and
         foreign currency related transactions        11,648,516   (24,814,340)
                                                    ---------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    26,336,658    (3,527,795)
                                                    ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
      Net investment income
         Class A                                              --            --
         Class B                                              --            --
         Class C                                              --            --
         Class K                                              --            --
      Net realized gain on investments and
         foreign currency related transactions
         Class A                                     (10,862,126)  (20,505,404)
         Class B                                        (727,710)   (2,470,625)
         Class C                                        (870,075)   (1,564,893)
         Class K                                      (1,100,706)   (1,807,918)
                                                    ---------------------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS
         TO SHAREHOLDERS                             (13,560,617)  (26,348,840)
                                                    ---------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
      Net increase/(decrease) in net assets from
         capital share transactions -- Note 7
         Class A                                       1,422,504   (25,619,033)
         Class B                                      (5,985,487)   (7,557,490)
         Class C                                         496,071     1,451,053
         Class K                                       1,962,110     1,841,354
      Redemption fees                                         --            --
                                                    ---------------------------
                                                      (2,104,802)  (29,884,116)
                                                    ---------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS              10,671,239   (59,760,751)
NET ASSETS:
Beginning of year                                    167,028,738   226,789,489
                                                    ---------------------------
End of year*                                        $177,699,977  $167,028,738
                                                    ===========================
* Includes undistributed/(distributions in
  excess of) net investment income/
  (accumulated net investment loss)                 $     (1,254) $         --

See notes to financial statements.

                                                     RS ASSET ALLOCATION FUND       RS S&P 500 INDEX FUND
                                                    ---------------------------  ---------------------------
                                                      YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                        2006           2005           2006          2005
                                                    --------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income/(loss)                  $  1,229,360  $  1,210,995   $  2,415,306  $  2,236,439
      Net realized gain/(loss) on investments
         and foreign currency related transactions       808,411      (220,386)     6,869,603        27,050
      Net change in unrealized appreciation/
         (depreciation) of investments and
         foreign currency related transactions        14,176,709     4,033,509     16,718,076     5,646,661
                                                    --------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    16,214,480     5,024,118     26,002,985     7,910,150
                                                    --------------------------------------------------------V
   DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
      Net investment income
         Class A                                      (1,908,226)     (313,326)    (1,992,352)   (1,976,532)
         Class B                                        (171,770)           --        (80,483)      (77,597)
         Class C                                        (111,388)           --        (72,613)      (55,845)
         Class K                                        (219,985)       (7,361)      (183,841)     (108,909)
      Net realized gain on investments and
         foreign currency related transactions
         Class A                                              --            --             --            --
         Class B                                              --            --             --            --
         Class C                                              --            --             --            --
         Class K                                              --            --             --            --
                                                    --------------------------------------------------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS
         TO SHAREHOLDERS                              (2,411,369)     (320,687)    (2,329,289)   (2,218,883)
                                                    --------------------------------------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
      Net increase/(decrease) in net assets from
         capital share transactions -- Note 7
         Class A                                     (15,890,092)  (17,311,877)   (26,386,651)       39,750
         Class B                                      (7,154,198)   (8,634,856)    (1,826,458)     (882,210)
         Class C                                         190,714      (192,130)      (147,076)     (756,185)
         Class K                                         866,252       619,255      2,310,190     2,430,414
      Redemption fees                                         --            --             --            --
                                                    --------------------------------------------------------
                                                     (21,987,324)  (25,519,608)   (26,049,995)      831,769
                                                    --------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS              (8,184,213)  (20,816,177)    (2,376,299)    6,523,036
NET ASSETS:
Beginning of year                                    137,621,022   158,437,199    185,075,840   178,552,804
                                                    --------------------------------------------------------
End of year*                                        $129,436,809  $137,621,022   $182,699,541  $185,075,840
                                                    ========================================================
* Includes undistributed/(distributions in
  excess of) net investment income/
  (accumulated net investment loss)                 $     26,261  $  1,208,270   $    110,565  $     28,156

                                                         RS INTERNATIONAL
                                                           GROWTH FUND
                                                    -------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                        2006        2005
                                                    -------------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income/(loss)                  $    83,868  $   125,760
      Net realized gain/(loss) on investments
         and foreign currency related transactions    6,970,603    5,615,646
      Net change in unrealized appreciation/
         (depreciation) of investments and
         foreign currency related transactions        7,115,486    2,701,311
                                                    -------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                   14,169,957    8,442,717
                                                    -------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
      Net investment income
         Class A                                       (262,430)    (118,286)
         Class B                                             --           --
         Class C                                             --           --
         Class K                                        (65,526)     (25,687)
      Net realized gain on investments and
         foreign currency related transactions
         Class A                                             --           --
         Class B                                             --           --
         Class C                                             --           --
         Class K                                             --           --
                                                    -------------------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS
         TO SHAREHOLDERS                               (327,956)    (143,973)
                                                    -------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
      Net increase/(decrease) in net assets from
         capital share transactions -- Note 7
         Class A                                       (196,201)    (542,057)
         Class B                                     (1,096,307)  (1,503,129)
         Class C                                       (104,239)       4,796
         Class K                                      1,308,283      618,266
      Redemption fees                                     8,741          283
                                                    -------------------------
                                                        (79,723)  (1,421,841)
                                                    -------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS             13,762,278    6,876,903
NET ASSETS:
Beginning of year                                    63,768,336   56,891,433
                                                    -------------------------
End of year*                                        $77,530,614  $63,768,336
                                                    =========================
* Includes undistributed/(distributions in
  excess of) net investment income/
  (accumulated net investment loss)                 $  (323,553) $   (80,602)

                                              See notes to financial statements.

                                                                                    RS INVESTMENT                RS LOW
                                                  RS EMERGING MARKETS FUND        QUALITY BOND FUND         DURATION BOND FUND
                                                 --------------------------  --------------------------  -------------------------
                                                   YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                      2006         2005           2006          2005         2006         2005
                                                 ---------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income                      $    142,663  $    729,456  $  5,217,499  $  5,094,437  $ 1,145,161  $   845,656
      Net realized gain/(loss) on investments
         and foreign currency related
         transactions                              39,824,627    10,342,475      (893,162)      262,547     (156,922)    (304,320)
      Net change in unrealized appreciation/
         (depreciation) of investments and
         foreign currency related transactions     23,057,593    35,046,308       234,894    (2,690,899)     242,704     (232,687)
                                                 ---------------------------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                 63,024,883    46,118,239     4,559,231     2,666,085    1,230,943      308,649
                                                 ---------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      FROM:
      Net investment income
         Class A                                     (179,030)     (289,672)   (4,075,742)   (3,968,273)    (357,455)    (279,907)
         Class B                                           --            --      (437,957)     (466,343)    (250,652)    (186,640)
         Class C                                           --            --      (333,487)     (324,807)    (235,206)    (170,354)
         Class K                                      (27,202)           --      (370,313)     (335,014)    (301,848)    (208,755)
      Net realized gain on investments and
         foreign currency related transactions
         Class A                                  (26,317,126)   (5,997,317)     (295,091)     (872,637)          --           --
         Class B                                   (2,956,020)     (789,741)      (40,679)     (122,551)          --           --
         Class C                                   (4,607,927)   (1,023,484)      (31,843)      (85,993)          --           --
         Class K                                   (5,019,134)   (1,188,897)      (31,195)      (76,798)          --           --
                                                 ---------------------------------------------------------------------------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS TO
         SHAREHOLDERS                             (39,106,439)   (9,289,111)   (5,616,307)   (6,252,416)  (1,145,161)    (845,656)
                                                 ---------------------------------------------------------------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
      Net increase/(decrease) in net assets
         from capital share transactions --
         Note 7
         Class A                                   36,171,186    34,447,895    (8,916,992)   (3,211,473)     420,666      (21,833)
         Class B                                    2,269,100    (1,778,146)   (4,627,061)   (2,374,469)      (7,072)    (243,214)
         Class C                                    7,959,391     1,712,130    (3,068,680)   (1,148,056)     200,444       35,208
         Class K                                    6,623,892     2,279,409      (663,800)   (1,507,672)   1,057,790      841,471
      Redemption fees                                  32,990         9,327            --            --           --           --
                                                 ---------------------------------------------------------------------------------
                                                   53,056,559    36,670,615   (17,276,533)   (8,241,670)   1,671,828      611,632
                                                 ---------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS           76,975,003    73,499,743   (18,333,609)  (11,828,001)   1,757,610       74,625
NET ASSETS:
Beginning of year                                 175,106,145   101,606,402   132,414,688   144,242,689   33,790,973   33,716,348
                                                 ---------------------------------------------------------------------------------
End of year*                                     $252,081,148  $175,106,145  $114,081,079  $132,414,688  $35,548,583  $33,790,973
                                                 =================================================================================
* Includes undistributed/(distributions in
  excess of) net investment income/
  (accumulated net investment loss)              $     80,129  $     76,611  $        240  $         --  $      (293) $        --

See notes to financial statements.

                                                  RS HIGH YIELD BOND FUND      RS TAX-EXEMPT FUND       RS CASH MANAGEMENT FUND
                                                 ------------------------  -------------------------  ---------------------------
                                                  YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                     2006        2005          2006          2005         2006          2005
                                                 --------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS:
      Net investment income                      $ 5,290,602  $ 5,187,113  $  3,539,384  $ 3,260,381  $ 17,521,204  $ 10,491,108
      Net realized gain/(loss) on investments
         and foreign currency related
         transactions                                711,698    1,283,425       594,346    2,344,289            --            --
      Net change in unrealized appreciation/
         (depreciation) of investments and
         foreign currency related transactions       862,681   (3,918,482)      799,489   (1,962,673)           --            --
                                                 --------------------------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                 6,864,981    2,552,056     4,933,219    3,641,997    17,521,204    10,491,108
                                                 --------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      FROM:
      Net investment income
         Class A                                  (3,234,598)  (3,388,997)   (3,221,660)  (2,962,128)  (16,742,062)  (10,064,694)
         Class B                                    (585,622)    (554,064)           --           --      (142,993)     (108,025)
         Class C                                    (655,983)    (575,926)     (317,724)    (298,253)     (215,960)     (119,561)
         Class K                                    (814,399)    (668,126)           --           --      (420,189)     (198,828)
      Net realized gain on investments and
         foreign currency related transactions
         Class A                                          --           --      (296,726)  (2,167,130)           --            --
         Class B                                          --           --            --           --            --            --
         Class C                                          --           --       (36,516)    (276,986)           --            --
         Class K                                          --           --            --           --            --            --
                                                 --------------------------------------------------------------------------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS TO
         SHAREHOLDERS                             (5,290,602)  (5,187,113)   (3,872,626)  (5,704,497)  (17,521,204)  (10,491,108)
                                                 --------------------------------------------------------------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
      Net increase/(decrease) in net assets
         from capital share transactions --
         Note 7
         Class A                                     431,810   (7,326,345)    5,743,702    6,225,401    13,157,562   (46,097,388)
         Class B                                    (607,600)     165,129            --           --    (2,267,097)   (3,113,851)
         Class C                                     585,676      665,637       260,253      589,853       145,943    (2,393,088)
         Class K                                   1,743,197    1,376,838            --           --      (397,085)     (341,112)
      Redemption fees                                     42        1,076            --           --            --            --
                                                 --------------------------------------------------------------------------------
                                                   2,153,125   (5,117,665)    6,003,955    6,815,254    10,639,323   (51,945,439)
                                                 --------------------------------------------------------------------------------
      NET INCREASE/(DECREASE) IN NET ASSETS        3,727,504   (7,752,722)    7,064,548    4,752,754    10,639,323   (51,945,439)
NET ASSETS:
Beginning of year                                 80,354,464   88,107,186    97,574,870   92,822,116   417,357,155   469,302,594
                                                 --------------------------------------------------------------------------------
End of year*                                     $84,081,968  $80,354,464  $104,639,418  $97,574,870  $427,996,478  $417,357,155
                                                 ================================================================================
* Includes undistributed/(distributions in
  excess of) net investment income/
  (accumulated net investment loss)              $        --  $        --  $         --  $        --  $         --  $         --

                                              See notes to financial statements.

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF EACH FUND'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

FINANCIAL HIGHLIGHTS

                                NET ASSET      NET                                DIVIDENDS
                                  VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET
                                BEGINNING    INCOME/   & UNREALIZED  INVESTMENT  INVESTMENT
                                OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME
                                -----------------------------------------------------------
RS CORE EQUITY FUND CLASS A:
   Year ended 12/31/2006          $32.26     $ 0.32       $ 5.06       $ 5.38     $(0.45)
   Year ended 12/31/2005           31.37       0.47         0.74         1.21      (0.32)
   Year ended 12/31/2004           30.08       0.34         1.35         1.69      (0.40)
   Year ended 12/31/2003           25.03       0.23         5.00         5.23      (0.18)
   Year ended 12/31/2002           32.00       0.17        (7.06)       (6.89)     (0.08)
RS CORE EQUITY FUND CLASS B:
   Year ended 12/31/2006           30.91      (1.63)        6.48         4.85         --
   Year ended 12/31/2005           30.06      (0.59)        1.44         0.85         --
   Year ended 12/31/2004           28.72      (0.20)        1.54         1.34         --
   Year ended 12/31/2003           23.99      (0.16)        4.89         4.73         --
   Year ended 12/31/2002           30.88      (0.20)       (6.69)       (6.89)        --
RS CORE EQUITY FUND CLASS C:
   Year ended 12/31/2006           30.42      (0.01)        4.76         4.75         --
   Year ended 12/31/2005           29.62      (0.00)+       0.80         0.80         --
   Year ended 12/31/2004           28.37      (0.09)        1.34         1.25         --
   Year ended 12/31/2003           23.75      (0.16)        4.78         4.62         --
   Year ended 12/31/2002           30.64      (0.19)       (6.70)       (6.89)        --
RS CORE EQUITY FUND CLASS K:
   Year ended 12/31/2006           32.03       0.16         5.07         5.23      (0.08)
   Year ended 12/31/2005           31.23       0.29         0.79         1.08      (0.28)
   Year ended 12/31/2004           30.00       0.20         1.39         1.59      (0.36)
   Year ended 12/31/2003           24.96       0.11         5.02         5.13      (0.09)
   Year ended 12/31/2002           31.93       0.05        (7.02)       (6.97)        --

+    Rounds to less than $0.01.

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

                                                                                            NET RATIO
                                NET ASSET           NET ASSETS,   NET RATIO              OF NET INCOME/
                                  VALUE,              END OF     OF EXPENSES   EXPENSES     (LOSS) TO    PORTFOLIO
                                  END OF    TOTAL     PERIOD      TO AVERAGE  WAIVED BY      AVERAGE      TURNOVER
                                  PERIOD   RETURN*  (THOUSANDS)   NET ASSETS     GIS       NET ASSETS      RATE
                                ----------------------------------------------------------------------------------
RS CORE EQUITY FUND CLASS A:
   Year ended 12/31/2006          $37.19     16.87%  $  787,661      0.93%(a)   0.01%         0.79%(a)       81%
   Year ended 12/31/2005           32.26      3.90      796,034      0.91         --          1.32          101
   Year ended 12/31/2004           31.37      5.64      980,872      0.88         --          0.95           75
   Year ended 12/31/2003           30.08     20.95    1,133,468      0.89         --          0.72           74
   Year ended 12/31/2002           25.03    (21.56)   1,120,351      0.87         --          0.51           60
RS CORE EQUITY FUND CLASS B:
   Year ended 12/31/2006           35.76     15.69       38,313      1.99         --         (0.27)          81
   Year ended 12/31/2005           30.91      2.83       69,159      1.92         --          0.34          101
   Year ended 12/31/2004           30.06      4.67      130,372      1.84         --         (0.02)          75
   Year ended 12/31/2003           28.72     19.72      165,274      1.84         --         (0.24)          74
   Year ended 12/31/2002           23.99    (22.31)     167,471      1.83         --         (0.44)          60
RS CORE EQUITY FUND CLASS C:
   Year ended 12/31/2006           35.17     15.61        8,278      2.02         --         (0.30)          81
   Year ended 12/31/2005           30.42      2.70        6,358      2.08         --          0.13          101
   Year ended 12/31/2004           29.62      4.41        6,551      2.06         --         (0.21)          75
   Year ended 12/31/2003           28.37     19.45        6,622      2.12         --         (0.52)          74
   Year ended 12/31/2002           23.75    (22.49)       5,884      2.07         --         (0.67)          60
RS CORE EQUITY FUND CLASS K:
   Year ended 12/31/2006           37.18     16.37       11,670      1.28         --          0.45           81
   Year ended 12/31/2005           32.03      3.51        9,517      1.25         --          0.94          101
   Year ended 12/31/2004           31.23      5.34        8,761      1.20         --          0.69           75
   Year ended 12/31/2003           30.00     20.58        7,145      1.20         --          0.41           74
   Year ended 12/31/2002           24.96    (21.83)       5,752      1.21         --          0.19           60

                                            NET ASSET    NET                                  DIVIDENDS  DISTRIBUTIONS
                                              VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET       FROM
                                            BEGINNING   INCOME/    & UNREALIZED  INVESTMENT  INVESTMENT   NET REALIZED
                                            OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME    CAPITAL GAINS
                                            --------------------------------------------------------------------------
RS LARGE CAP VALUE FUND CLASS A:
   Year ended 12/31/2006                      $13.07     $ 0.11        $2.17        $2.28      $(0.09)       $(0.93)
   Year ended 12/31/2005                       13.30       0.10         1.12         1.22       (0.11)        (1.34)
   Year ended 12/31/2004                       12.82       0.08         1.59         1.67       (0.07)        (1.12)
   Period from 2/3/2003++ to 12/31/2003        10.00       0.08         3.06         3.14       (0.07)        (0.25)
RS LARGE CAP VALUE FUND CLASS B:
   Year ended 12/31/2006                       13.02       0.00+        2.18         2.18          --         (0.93)
   Year ended 12/31/2005                       13.24      (0.00)+       1.12         1.12          --         (1.34)
   Year ended 12/31/2004                       12.80      (0.01)        1.57         1.56          --         (1.12)
   Period from 2/3/2003++ to 12/31/2003        10.00       0.00+        3.06         3.06       (0.01)        (0.25)
RS LARGE CAP VALUE FUND CLASS C:
   Year ended 12/31/2006                       13.02       0.00+        2.18         2.18          --         (0.93)
   Year ended 12/31/2005                       13.24      (0.00)+       1.12         1.12          --         (1.34)
   Year ended 12/31/2004                       12.80      (0.01)        1.57         1.56          --         (1.12)
   Period from 2/3/2003++ to 12/31/2003        10.00       0.00+        3.06         3.06       (0.01)        (0.25)
RS LARGE CAP VALUE FUND CLASS K:
   Year ended 12/31/2006                       13.07       0.07         2.18         2.25       (0.06)        (0.93)
   Year ended 12/31/2005                       13.30       0.07         1.11         1.18       (0.07)        (1.34)
   Year ended 12/31/2004                       12.83       0.05         1.58         1.63       (0.04)        (1.12)
   Period from 2/3/2003++ to 12/31/2003        10.00       0.05         3.07         3.12       (0.04)        (0.25)

+    Rounds to less than $0.01.

++   Commencement of operations.

*    Excludes the effect of sales load.

(a)  Not annualized.

(b)  Annualized.

                                                                                                           NET RATIO OF
                                                           NET ASSET            NET ASSETS,    NET RATIO    NET INCOME/
                                                             VALUE,                END OF     OF EXPENSES    (LOSS) TO   PORTFOLIO
                                               TOTAL         END OF    TOTAL       PERIOD     TO AVERAGE      AVERAGE     TURNOVER
                                            DISTRIBUTIONS    PERIOD   RETURN*   (THOUSANDS)   NET ASSETS    NET ASSETS     RATE
                                            --------------------------------------------------------------------------------------
RS LARGE CAP VALUE FUND CLASS A:
   Year ended 12/31/2006                       $(1.02)       $14.33    17.84%     $30,526        1.42%         0.77%        31%
   Year ended 12/31/2005                        (1.45)        13.07     9.32       27,050        1.44          0.75         35
   Year ended 12/31/2004                        (1.19)        13.30    13.43       26,676        1.44          0.68         32
   Period from 2/3/2003++ to 12/31/2003         (0.32)        12.82    31.48(a)    21,705        1.59(b)       0.78(b)      45
RS LARGE CAP VALUE FUND CLASS B:
   Year ended 12/31/2006                        (0.93)        14.27    17.03       24,585        2.18          0.02         31
   Year ended 12/31/2005                        (1.34)        13.02     8.54       22,643        2.19          0.01         35
   Year ended 12/31/2004                        (1.12)        13.24    12.52       24,646        2.19         (0.07)        32
   Period from 2/3/2003++ to 12/31/2003         (0.26)        12.80    30.65(a)    21,378        2.33(b)       0.03(b)      45
RS LARGE CAP VALUE FUND CLASS C:
   Year ended 12/31/2006                        (0.93)        14.27    17.03       23,163        2.18          0.02         31
   Year ended 12/31/2005                        (1.34)        13.02     8.54       21,005        2.19          0.01         35
   Year ended 12/31/2004                        (1.12)        13.24    12.52       23,507        2.19         (0.07)        32
   Period from 2/3/2003++ to 12/31/2003         (0.26)        12.80    30.65(a)    20,801        2.33(b)       0.04(b)      45
RS LARGE CAP VALUE FUND CLASS K:
   Year ended 12/31/2006                        (0.99)        14.33    17.55       27,181        1.71          0.49         31
   Year ended 12/31/2005                        (1.41)        13.07     9.02       22,901        1.71          0.49         35
   Year ended 12/31/2004                        (1.16)        13.30    13.05       24,342        1.70          0.42         32
   Period from 2/3/2003++ to 12/31/2003         (0.29)        12.83    31.22(a)    20,944        1.88(b)       0.49(b)      45

                                        NET ASSET      NET                               DISTRIBUTIONS
                                          VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM       FROM
                                        BEGINNING    INCOME/   & UNREALIZED  INVESTMENT   NET REALIZED
                                        OF PERIOD   (LOSS)      GAIN/(LOSS)  OPERATIONS  CAPITAL GAINS
                                        --------------------------------------------------------------
RS SMALL CAP CORE EQUITY FUND CLASS A:
   Year ended 12/31/2006                  $16.58     $(0.05)      $ 2.73       $ 2.68       $(1.36)
   Year ended 12/31/2005                   19.40      (0.04)       (0.05)       (0.09)       (2.73)
   Year ended 12/31/2004                   19.05      (0.12)        2.90         2.78        (2.43)
   Year ended 12/31/2003                   13.30      (0.10)        5.85         5.75           --
   Year ended 12/31/2002                   15.74      (0.07)       (2.37)       (2.44)          --
RS SMALL CAP CORE EQUITY FUND CLASS B:
   Year ended 12/31/2006                   14.94      (0.28)        2.50         2.22        (1.36)
   Year ended 12/31/2005                   17.94      (0.25)       (0.02)       (0.27)       (2.73)
   Year ended 12/31/2004                   17.93      (0.27)        2.71         2.44        (2.43)
   Year ended 12/31/2003                   12.64      (0.24)        5.53         5.29           --
   Year ended 12/31/2002                   15.10      (0.20)       (2.26)       (2.46)          --
RS SMALL CAP CORE EQUITY FUND CLASS C:
   Year ended 12/31/2006                   14.81      (0.18)        2.41         2.23        (1.36)
   Year ended 12/31/2005                   17.80      (0.17)       (0.09)       (0.26)       (2.73)
   Year ended 12/31/2004                   17.83      (0.26)        2.66         2.40        (2.43)
   Year ended 12/31/2003                   12.59      (0.27)        5.51         5.24           --
   Year ended 12/31/2002                   15.07      (0.22)       (2.26)       (2.48)          --
RS SMALL CAP CORE EQUITY FUND CLASS K:
   Year ended 12/31/2006                   16.16      (0.10)        2.66         2.56        (1.36)
   Year ended 12/31/2005                   19.05      (0.07)       (0.09)       (0.16)       (2.73)
   Year ended 12/31/2004                   18.79      (0.16)        2.85         2.69        (2.43)
   Year ended 12/31/2003                   13.15      (0.14)        5.78         5.64           --
   Year ended 12/31/2002                   15.62      (0.11)       (2.36)       (2.47)          --

*    Excludes the effect of sales load.

                                                                                      NET RATIO OF
                                        NET ASSET           NET ASSETS,   NET RATIO   NET INCOME/
                                          VALUE,              END OF     OF EXPENSES    (LOSS)      PORTFOLIO
                                         END OF     TOTAL      PERIOD      TO AVERAGE  TO AVERAGE    TURNOVER
                                         PERIOD    RETURN*  (THOUSANDS)   NET ASSETS  NET ASSETS       RATE
                                        ---------------------------------------------------------------------
RS SMALL CAP CORE EQUITY FUND CLASS A:
   Year ended 12/31/2006                  $17.90    16.90%    $143,972       1.27%       (0.28)%       136%
   Year ended 12/31/2005                   16.58    (0.15)     132,246       1.25        (0.20)        124
   Year ended 12/31/2004                   19.40    14.74      181,068       1.21        (0.67)        127
   Year ended 12/31/2003                   19.05    43.23      160,049       1.27        (0.67)        105
   Year ended 12/31/2002                   13.30   (15.50)     111,803       1.25        (0.45)        108
RS SMALL CAP CORE EQUITY FUND CLASS B:
   Year ended 12/31/2006                   15.80    15.63        7,852       2.39        (1.43)        136
   Year ended 12/31/2005                   14.94    (1.21)      12,971       2.21        (1.19)        124
   Year ended 12/31/2004                   17.94    13.76       23,574       2.13        (1.59)        127
   Year ended 12/31/2003                   17.93    41.85       22,989       2.21        (1.61)        105
   Year ended 12/31/2002                   12.64   (16.29)      17,189       2.19        (1.40)        108
RS SMALL CAP CORE EQUITY FUND CLASS C:
   Year ended 12/31/2006                   15.68    15.84       10,649       2.22        (1.22)        136
   Year ended 12/31/2005                   14.81    (1.16)       9,536       2.23        (1.13)        124
   Year ended 12/31/2004                   17.80    13.62        9,757       2.23        (1.69)        127
   Year ended 12/31/2003                   17.83    41.62        8,092       2.39        (1.79)        105
   Year ended 12/31/2002                   12.59   (16.46)       5,824       2.40        (1.60)        108
RS SMALL CAP CORE EQUITY FUND CLASS K:
   Year ended 12/31/2006                   17.36    16.58       15,227       1.60        (0.60)        136
   Year ended 12/31/2005                   16.16    (0.53)      12,276       1.58        (0.48)        124
   Year ended 12/31/2004                   19.05    14.47       12,391       1.52        (0.97)        127
   Year ended 12/31/2003                   18.79    42.89        9,893       1.55        (0.96)        105
   Year ended 12/31/2002                   13.15   (15.81)       6,748       1.55        (0.75)        108

                                   NET ASSET      NET                                DIVIDENDS
                                     VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET
                                   BEGINNING    INCOME/   & UNREALIZED  INVESTMENT  INVESTMENT
                                   OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME
                                   -----------------------------------------------------------
RS ASSET ALLOCATION FUND CLASS A:
   Year ended 12/31/2006             $11.84      $0.16       $ 1.40       $ 1.56      $(0.26)
   Year ended 12/31/2005              11.43       0.14         0.31         0.45       (0.04)
   Year ended 12/31/2004              10.63       0.16         0.88         1.04       (0.24)
   Year ended 12/31/2003               8.45       0.14         2.20         2.34       (0.16)
   Year ended 12/31/2002              10.84       0.17        (2.38)       (2.21)      (0.18)
RS ASSET ALLOCATION FUND CLASS B:
   Year ended 12/31/2006              11.76       0.04         1.38         1.42       (0.13)
   Year ended 12/31/2005              11.40       0.03         0.33         0.36          --
   Year ended 12/31/2004              10.57       0.06         0.87         0.93       (0.10)
   Year ended 12/31/2003               8.41       0.05         2.18         2.23       (0.07)
   Year ended 12/31/2002              10.77       0.09        (2.37)       (2.28)      (0.08)
RS ASSET ALLOCATION FUND CLASS C:
   Year ended 12/31/2006              11.75       0.03         1.39         1.42       (0.15)
   Year ended 12/31/2005              11.41       0.01         0.33         0.34          --
   Year ended 12/31/2004              10.56       0.04         0.88         0.92       (0.07)
   Year ended 12/31/2003               8.39       0.02         2.19         2.21       (0.04)
   Year ended 12/31/2002              10.77       0.05        (2.38)       (2.33)      (0.05)
RS ASSET ALLOCATION FUND CLASS K:
   Year ended 12/31/2006              11.83       0.11         1.38         1.49       (0.24)
   Year ended 12/31/2005              11.42       0.09         0.33         0.42       (0.01)
   Year ended 12/31/2004              10.60       0.11         0.89         1.00       (0.18)
   Year ended 12/31/2003               8.43       0.09         2.19         2.28       (0.11)
   Year ended 12/31/2002              10.82       0.13        (2.39)       (2.26)      (0.13)

*    Excludes the effect of sales load.

(a) Includes the effect of expenses waived by GIS and do not include the expenses of the underlying Funds.

(b)  Amounts include the expenses of the underlying Funds.

(c)  Reflects adjustments made on prior years' expense waivers.

                                                                                                                 NET
                                                                                                              RATIO OF
                                   NET ASSET           NET ASSETS,  NET RATIO OF              GROSS RATIO    NET INCOME
                                     VALUE,              END OF      EXPENSES TO    EXPENSES  OF EXPENSES     /(LOSS)    PORTFOLIO
                                     END OF    TOTAL     PERIOD        AVERAGE     WAIVED BY  TO AVERAGE     TO AVERAGE   TURNOVER
                                     PERIOD   RETURN*  (THOUSANDS)  NET ASSETS(a)     GIS     NET ASSETS(b)  NET ASSETS     RATE
                                   ------------------------------------------------------------------------------------------------
RS ASSET ALLOCATION FUND CLASS A:
   Year ended 12/31/2006             $13.14     13.30%   $ 91,707       0.37%         0.85%       1.24%         1.12%(a)      1%
   Year ended 12/31/2005              11.84      3.91      97,665       0.40          0.80        0.85          1.05          3
   Year ended 12/31/2004              11.43      9.84     111,486       0.41          0.76        0.86          1.30          0
   Year ended 12/31/2003              10.63     27.87     118,988       0.43          0.77        0.92(c)       1.25          0
   Year ended 12/31/2002               8.45    (20.64)    110,593       0.42          0.73        0.89(c)       1.60          4
RS ASSET ALLOCATION FUND CLASS B:
   Year ended 12/31/2006              13.05     12.15      15,850       1.25          0.85        2.12          0.19(a)       1
   Year ended 12/31/2005              11.76      3.16      21,200       1.23          0.80        1.69          0.16          3
   Year ended 12/31/2004              11.40      8.83      29,226       1.23          0.76        1.68          0.46          0
   Year ended 12/31/2003              10.57     26.65      32,863       1.27          0.77        1.75(c)       0.43          0
   Year ended 12/31/2002               8.41    (21.31)     29,064       1.25          0.73        1.71(c)       0.78          4
RS ASSET ALLOCATION FUND CLASS C:
   Year ended 12/31/2006              13.02     12.15       9,594       1.32          0.85        2.20          0.23(a)       1
   Year ended 12/31/2005              11.75      2.98       8,486       1.37          0.80        1.83          0.11          3
   Year ended 12/31/2004              11.41      8.68       8,431       1.42          0.76        1.87          0.35          0
   Year ended 12/31/2003              10.56     26.39       7,857       1.51          0.77        2.00(c)       0.19          0
   Year ended 12/31/2002               8.39    (21.70)      6,470       1.50          0.73        1.97(c)       0.58          4
RS ASSET ALLOCATION FUND CLASS K:
   Year ended 12/31/2006              13.08     12.70      12,285       0.66          0.85        1.54          0.91(a)       1
   Year ended 12/31/2005              11.83      3.67      10,271       0.68          0.80        1.14          0.84          3
   Year ended 12/31/2004              11.42      9.51       9,293       0.68          0.76        1.13          1.13          0
   Year ended 12/31/2003              10.60     27.20       7,859       0.68          0.77        1.17(c)       1.04          0
   Year ended 12/31/2002               8.43    (21.05)      6,126       0.70          0.73        1.16(c)       1.39          4

                                   NET ASSET      NET                                DIVIDENDS
                                     VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET
                                   BEGINNING    INCOME/   & UNREALIZED  INVESTMENT  INVESTMENT
                                   OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME
                                   -----------------------------------------------------------
RS S&P 500 INDEX FUND CLASS A:
   Year ended 12/31/2006             $8.55       $0.14       $ 1.16       $ 1.30      $(0.13)
   Year ended 12/31/2005              8.30        0.11         0.25         0.36       (0.11)
   Year ended 12/31/2004              7.63        0.12         0.66         0.78       (0.11)
   Year ended 12/31/2003              6.04        0.08         1.59         1.67       (0.08)
   Year ended 12/31/2002              7.90        0.10        (1.86)       (1.76)      (0.10)
RS S&P 500 INDEX FUND CLASS B:
   Year ended 12/31/2006              8.54        0.06         1.16         1.22       (0.06)
   Year ended 12/31/2005              8.28        0.05         0.26         0.31       (0.05)
   Year ended 12/31/2004              7.62        0.06         0.66         0.72       (0.06)
   Year ended 12/31/2003              6.03        0.03         1.59         1.62       (0.03)
   Year ended 12/31/2002              7.88        0.02        (1.85)       (1.83)      (0.02)
RS S&P 500 INDEX FUND CLASS C:
   Year ended 12/31/2006              8.53        0.06         1.16         1.22       (0.07)
   Year ended 12/31/2005              8.27        0.05         0.26         0.31       (0.05)
   Year ended 12/31/2004              7.61        0.06         0.66         0.72       (0.06)
   Year ended 12/31/2003              6.03        0.03         1.58         1.61       (0.03)
   Year ended 12/31/2002              7.88        0.02        (1.85)       (1.83)      (0.02)
RS S&P 500 INDEX FUND CLASS K:
   Year ended 12/31/2006              8.55        0.09         1.17         1.26       (0.11)
   Year ended 12/31/2005              8.29        0.07         0.26         0.33       (0.07)
   Year ended 12/31/2004              7.63        0.08         0.66         0.74       (0.08)
   Year ended 12/31/2003              6.04        0.06         1.59         1.65       (0.06)
   Year ended 12/31/2002              7.90        0.05        (1.86)       (1.81)      (0.05)

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

                                                                                              NET RATIO OF
                                   NET ASSET           NET ASSETS,   NET RATIO                 NET INCOME/
                                     VALUE,              END OF     OF EXPENSES     EXPENSES   (LOSS) TO    PORTFOLIO
                                     END OF    TOTAL      PERIOD     TO AVERAGE    WAIVED BY    AVERAGE      TURNOVER
                                     PERIOD   RETURN*  (THOUSANDS)  NET ASSETS(a)     GIS      NET ASSETS      RATE
                                   ----------------------------------------------------------------------------------
RS S&P 500 INDEX FUND CLASS A:
   Year ended 12/31/2006             $9.72      15.27%   $142,260       0.53%         0.18%      1.44%(a)        4%
   Year ended 12/31/2005              8.55       4.40     149,719       0.53          0.18       1.36            4
   Year ended 12/31/2004              8.30      10.30     145,072       0.53          0.18       1.50            1
   Year ended 12/31/2003              7.63      27.78     129,228       0.53          0.25       1.26            4
   Year ended 12/31/2002              6.04     (22.35)    100,129       0.53          0.13       1.03           10
RS S&P 500 INDEX FUND CLASS B:
   Year ended 12/31/2006              9.70      14.33      12,664       1.28          0.44       0.69(a)         4
   Year ended 12/31/2005              8.54       3.75      12,913       1.28          0.43       0.60            4
   Year ended 12/31/2004              8.28       9.40      13,394       1.28          0.45       0.75            1
   Year ended 12/31/2003              7.62      26.94      12,070       1.28          0.61       0.51            4
   Year ended 12/31/2002              6.03     (23.22)      8,472       1.28          0.52       0.33           10
RS S&P 500 INDEX FUND CLASS C:
   Year ended 12/31/2006              9.68      14.31      10,472       1.28          0.47       0.70(a)         4
   Year ended 12/31/2005              8.53       3.76       9,370       1.28          0.48       0.61            4
   Year ended 12/31/2004              8.27       9.41       9,842       1.28          0.49       0.74            1
   Year ended 12/31/2003              7.61      26.77       8,796       1.28          0.67       0.51            4
   Year ended 12/31/2002              6.03     (23.21)      6,175       1.28          0.57       0.33           10
RS S&P 500 INDEX FUND CLASS K:
   Year ended 12/31/2006              9.70      14.76      17,304       0.93          0.22       1.05(a)         4
   Year ended 12/31/2005              8.55       4.05      13,074       0.93          0.19       0.96            4
   Year ended 12/31/2004              8.29       9.72      10,244       0.93          0.16       1.13            1
   Year ended 12/31/2003              7.63      27.31       7,594       0.93          0.21       0.86            4
   Year ended 12/31/2002              6.04     (23.00)      5,722       0.93          0.10       0.68           10

                                       NET ASSET     NET                                DIVIDENDS
                                         VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET
                                       BEGINNING   INCOME/    & UNREALIZED  INVESTMENT  INVESTMENT  REDEMPTION
                                       OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME       FEES
                                       -----------------------------------------------------------------------
RS INTERNATIONAL GROWTH FUND CLASS A:
   Year ended 12/31/2006                 $15.28     $ 0.06       $ 3.35       $ 3.41      $(0.10)     $0.00+
   Year ended 12/31/2005                  13.26       0.07         2.00         2.07       (0.05)      0.00+
   Year ended 12/31/2004                  11.43       0.03         1.83         1.86       (0.03)      0.00+
   Year ended 12/31/2003                   8.90       0.18         2.33         2.51       (0.01)      0.03
   Year ended 12/31/2002                  11.09       0.06        (2.25)       (2.19)         --         --
RS INTERNATIONAL GROWTH FUND CLASS B:
   Year ended 12/31/2006                  13.74      (0.50)        3.37         2.87          --       0.00+
   Year ended 12/31/2005                  12.02      (0.46)        2.18         1.72          --       0.00+
   Year ended 12/31/2004                  10.45      (0.29)        1.86         1.57          --       0.00+
   Year ended 12/31/2003                   8.22      (0.16)        2.36         2.20          --       0.03
   Year ended 12/31/2002                  10.38      (0.19)       (1.97)       (2.16)         --         --
RS INTERNATIONAL GROWTH FUND CLASS C:
   Year ended 12/31/2006                  13.82      (0.09)        3.03         2.94          --       0.00+
   Year ended 12/31/2005                  12.06      (0.06)        1.82         1.76          --       0.00+
   Year ended 12/31/2004                  10.47      (0.08)        1.67         1.59          --       0.00+
   Year ended 12/31/2003                   8.24      (0.08)        2.28         2.20          --       0.03
   Year ended 12/31/2002                  10.40      (0.09)       (2.07)       (2.16)         --         --
RS INTERNATIONAL GROWTH FUND CLASS K:
   Year ended 12/31/2006                  15.03       0.02         3.29         3.31       (0.09)      0.00+
   Year ended 12/31/2005                  13.06       0.03         1.98         2.01       (0.04)      0.00+
   Year ended 12/31/2004                  11.24       0.00+        1.82         1.82          --       0.00+
   Year ended 12/31/2003                   8.76       0.00+        2.45         2.45          --       0.03
   Year ended 12/31/2002                  10.94       0.00+       (2.18)       (2.18)         --         --

+    Rounds to less than $0.01.

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

                                                                                                 NET RATIO OF
                                       NET ASSET           NET ASSETS,  NET RATIO OF              NET INCOME/
                                         VALUE,              END OF       EXPENSES     EXPENSES   (LOSS) TO    PORTFOLIO
                                         END OF    TOTAL     PERIOD      TO AVERAGE   WAIVED BY    AVERAGE      TURNOVER
                                         PERIOD   RETURN*  (THOUSANDS)   NET ASSETS      GIS      NET ASSETS      RATE
                                       ---------------------------------------------------------------------------------
RS INTERNATIONAL GROWTH FUND CLASS A:
   Year ended 12/31/2006                 $18.59     22.44%   $48,304        1.73%         --         0.37%        25%
   Year ended 12/31/2005                  15.28     15.63     39,786        1.86          --         0.48         28
   Year ended 12/31/2004                  13.26     16.34     35,106        1.94          --         0.13         24
   Year ended 12/31/2003                  11.43     28.57     32,126        1.93          --         0.50         44
   Year ended 12/31/2002                   8.90    (19.75)    47,948        1.62          --         0.29         45
RS INTERNATIONAL GROWTH FUND CLASS B:
   Year ended 12/31/2006                  16.61     20.89      5,478        2.97          --        (0.86)        25
   Year ended 12/31/2005                  13.74     14.31      5,518        3.05          --        (0.64)        28
   Year ended 12/31/2004                  12.02     15.02      6,307        3.08          --        (0.98)        24
   Year ended 12/31/2003                  10.45     27.13      6,535        3.19          --        (1.00)        44
   Year ended 12/31/2002                   8.22    (20.81)     5,598        2.87          --        (0.98)        45
RS INTERNATIONAL GROWTH FUND CLASS C:
   Year ended 12/31/2006                  16.76     21.27      9,189        2.65          --        (0.56)        25
   Year ended 12/31/2005                  13.82     14.59      7,660        2.81          --        (0.48)        28
   Year ended 12/31/2004                  12.06     15.19      6,687        2.95          --        (0.89)        24
   Year ended 12/31/2003                  10.47     27.06      5,546        3.10          --        (0.93)        44
   Year ended 12/31/2002                   8.24    (20.77)     4,381        2.85          --        (0.99)        45
RS INTERNATIONAL GROWTH FUND CLASS K:
   Year ended 12/31/2006                  18.25     22.13     14,560        1.96(a)     0.01%        0.09(a)      25
   Year ended 12/31/2005                  15.03     15.42     10,804        2.06          --         0.25         28
   Year ended 12/31/2004                  13.06     16.19      8,792        2.04          --         0.00+        24
   Year ended 12/31/2003                  11.24     28.31      6,979        2.13          --         0.04         44
   Year ended 12/31/2002                   8.76    (19.93)     5,407        1.86          --         0.01         45

                                       NET ASSET      NET                                DIVIDENDS  DISTRIBUTIONS
                                         VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET       FROM
                                       BEGINNING    INCOME/   & UNREALIZED  INVESTMENT  INVESTMENT   NET REALIZED
                                       OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME    CAPITAL GAINS
                                       --------------------------------------------------------------------------
RS EMERGING MARKETS FUND CLASS A:
   Year ended 12/31/2006                 $19.28     $ 0.04       $ 6.59       $6.63       $(0.03)      $(3.87)
   Year ended 12/31/2005                  14.67       0.10         5.61        5.71        (0.05)       (1.05)
   Year ended 12/31/2004                  12.39       0.05         2.85        2.90        (0.03)       (0.59)
   Year ended 12/31/2003                   8.07       0.05         4.27        4.32           --           --
   Year ended 12/31/2002                   8.45       0.01        (0.39)      (0.38)          --           --
RS EMERGING MARKETS FUND CLASS B:
   Year ended 12/31/2006                  17.37      (0.06)        5.80        5.74           --        (3.87)
   Year ended 12/31/2005                  13.39      (0.04)        5.07        5.03           --        (1.05)
   Year ended 12/31/2004                  11.44      (0.05)        2.59        2.54           --        (0.59)
   Year ended 12/31/2003                   7.55      (0.04)        3.93        3.89           --           --
   Year ended 12/31/2002                   7.98      (0.10)       (0.33)      (0.43)          --           --
RS EMERGING MARKETS FUND CLASS C:
   Year ended 12/31/2006                  17.44      (0.05)        5.84        5.79           --        (3.87)
   Year ended 12/31/2005                  13.43       0.00+        5.06        5.06           --        (1.05)
   Year ended 12/31/2004                  11.47      (0.06)        2.61        2.55           --        (0.59)
   Year ended 12/31/2003                   7.56      (0.04)        3.95        3.91           --           --
   Year ended 12/31/2002                   8.00      (0.09)       (0.35)      (0.44)          --           --
RS EMERGING MARKETS FUND CLASS K:
   Year ended 12/31/2006                  18.88      (0.02)        6.43        6.41        (0.02)       (3.87)
   Year ended 12/31/2005                  14.39       0.07         5.47        5.54           --        (1.05)
   Year ended 12/31/2004                  12.19       0.01         2.79        2.80        (0.01)       (0.59)
   Year ended 12/31/2003                   7.97       0.03         4.19        4.22           --           --
   Year ended 12/31/2002                   8.36      (0.03)       (0.36)      (0.39)          --           --

+    Rounds to less than $0.01.

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

                                                                 NET ASSET             NET ASSETS,
                                                                   VALUE,                END OF
                                        TOTAL       REDEMPTION     END OF     TOTAL      PERIOD
                                    DISTRIBUTIONS      FEES        PERIOD    RETURN*   (THOUSANDS)
                                    --------------------------------------------------------------
RS EMERGING MARKETS FUND CLASS A:
   Year ended 12/31/2006                $(3.90)        $0.00+      $22.01     35.79%     $174,478
   Year ended 12/31/2005                 (1.10)         0.00+       19.28     39.83       121,194
   Year ended 12/31/2004                 (0.62)         0.00+       14.67     23.53        61,975
   Year ended 12/31/2003                    --            --        12.39     53.53        43,561
   Year ended 12/31/2002                    --            --         8.07     (4.50)       27,356
RS EMERGING MARKETS FUND CLASS B:
   Year ended 12/31/2006                 (3.87)         0.00+       19.24     34.52        17,290
   Year ended 12/31/2005                 (1.05)         0.00+       17.37     38.56        13,495
   Year ended 12/31/2004                 (0.59)         0.00+       13.39     22.28        12,138
   Year ended 12/31/2003                    --            --        11.44     51.52         9,389
   Year ended 12/31/2002                    --            --         7.55     (5.39)        5,965
RS EMERGING MARKETS FUND CLASS C:
   Year ended 12/31/2006                 (3.87)         0.00+       19.36     34.68        27,960
   Year ended 12/31/2005                 (1.05)         0.00+       17.44     38.68        17,895
   Year ended 12/31/2004                 (0.59)         0.00+       13.43     22.30        12,291
   Year ended 12/31/2003                    --            --        11.47     51.72         9,540
   Year ended 12/31/2002                    --            --         7.56     (5.50)        6,306
RS EMERGING MARKETS FUND CLASS K:
   Year ended 12/31/2006                 (3.89)         0.00+       21.40     35.39        32,354
   Year ended 12/31/2005                 (1.05)         0.00+       18.88     39.44        22,522
   Year ended 12/31/2004                 (0.60)         0.00+       14.39     23.16        15,202
   Year ended 12/31/2003                    --            --        12.19     52.95        11,803
   Year ended 12/31/2002                    --            --         7.97     (4.67)        7,685

                                                               NET RATIO OF
                                    NET RATIO OF                NET INCOME/
                                      EXPENSES      EXPENSES    (LOSS) TO     PORTFOLIO
                                     TO AVERAGE    WAIVED BY     AVERAGE       TURNOVER
                                     NET ASSETS       GIS       NET ASSETS       RATE
                                    ---------------------------------------------------
RS EMERGING MARKETS FUND CLASS A:
   Year ended 12/31/2006                1.75%(a)     0.03%         0.26%(a)      56%
   Year ended 12/31/2005                1.78           --          0.78          38
   Year ended 12/31/2004                1.88           --          0.42          71
   Year ended 12/31/2003                2.10           --          0.57          74
   Year ended 12/31/2002                2.10           --         (0.04)         81
RS EMERGING MARKETS FUND CLASS B:
   Year ended 12/31/2006                2.62(a)      0.01         (0.61)(a)      56
   Year ended 12/31/2005                2.74           --         (0.05)         38
   Year ended 12/31/2004                2.90           --         (0.58)         71
   Year ended 12/31/2003                3.20           --         (0.54)         74
   Year ended 12/31/2002                3.21           --         (1.16)         81
RS EMERGING MARKETS FUND CLASS C:
   Year ended 12/31/2006                2.55(a)      0.02         (0.56)(a)      56
   Year ended 12/31/2005                2.68           --         (0.06)         38
   Year ended 12/31/2004                2.85           --         (0.55)         71
   Year ended 12/31/2003                3.17           --         (0.51)         74
   Year ended 12/31/2002                3.12           --         (1.08)         81
RS EMERGING MARKETS FUND CLASS K:
   Year ended 12/31/2006                2.06(a)      0.02         (0.06)(a)      56
   Year ended 12/31/2005                2.12           --          0.49          38
   Year ended 12/31/2004                2.19           --          0.12          71
   Year ended 12/31/2003                2.38           --          0.29          74
   Year ended 12/31/2002                2.36           --         (0.32)         81

                                           NET ASSET       NET                                   DIVIDENDS   DISTRIBUTIONS
                                             VALUE,    INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET      FROM NET
                                           BEGINNING     INCOME/    & UNREALIZED   INVESTMENT   INVESTMENT     REALIZED
                                           OF PERIOD     (LOSS)      GAIN/(LOSS)   OPERATIONS     INCOME     CAPITAL GAINS
                                           -------------------------------------------------------------------------------
RS INVESTMENT QUALITY BOND FUND CLASS A:
   Year ended 12/31/2006                     $ 9.76       $0.42        $(0.04)        $0.38       $(0.42)       $(0.03)
   Year ended 12/31/2005                      10.02        0.38         (0.18)         0.20        (0.38)        (0.08)
   Year ended 12/31/2004                      10.09        0.38          0.03          0.41        (0.38)        (0.10)
   Year ended 12/31/2003                      10.28        0.35          0.11          0.46        (0.35)        (0.30)
   Year ended 12/31/2002                       9.86        0.44          0.45          0.89        (0.44)        (0.03)
RS INVESTMENT QUALITY BOND FUND CLASS B:
   Year ended 12/31/2006                       9.76        0.35         (0.05)         0.30        (0.35)        (0.03)
   Year ended 12/31/2005                      10.01        0.31         (0.17)         0.14        (0.31)        (0.08)
   Year ended 12/31/2004                      10.09        0.30          0.02          0.32        (0.30)        (0.10)
   Year ended 12/31/2003                      10.28        0.27          0.11          0.38        (0.27)        (0.30)
   Year ended 12/31/2002                       9.86        0.37          0.45          0.82        (0.37)        (0.03)
RS INVESTMENT QUALITY BOND FUND CLASS C:
   Year ended 12/31/2006                       9.76        0.35         (0.05)         0.30        (0.35)        (0.03)
   Year ended 12/31/2005                      10.01        0.31         (0.17)         0.14        (0.31)        (0.08)
   Year ended 12/31/2004                      10.09        0.30          0.02          0.32        (0.30)        (0.10)
   Year ended 12/31/2003                      10.28        0.27          0.11          0.38        (0.27)        (0.30)
   Year ended 12/31/2002                       9.86        0.37          0.45          0.82        (0.37)        (0.03)
RS INVESTMENT QUALITY BOND FUND CLASS K:
   Year ended 12/31/2006                       9.77        0.39         (0.04)         0.35        (0.39)        (0.03)
   Year ended 12/31/2005                      10.03        0.34         (0.18)         0.16        (0.34)        (0.08)
   Year ended 12/31/2004                      10.10        0.34          0.03          0.37        (0.34)        (0.10)
   Year ended 12/31/2003                      10.29        0.31          0.11          0.42        (0.31)        (0.30)
   Year ended 12/31/2002                       9.87        0.40          0.45          0.85        (0.40)        (0.03)

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

(b) Expense ratio includes interest expense associated with reverse repurchase agreements.

                                                           NET ASSET             NET ASSETS,       NET RATIO
                                                             VALUE,                 END OF       OF EXPENSES
                                               TOTAL         END OF     TOTAL       PERIOD        TO AVERAGE
                                           DISTRIBUTIONS     PERIOD    RETURN*   (THOUSANDS)   NET ASSETS(a)(b)
                                           --------------------------------------------------------------------
RS INVESTMENT QUALITY BOND FUND CLASS A:
   Year ended 12/31/2006                      $(0.45)        $ 9.69      4.08%     $ 89,505          0.86%
   Year ended 12/31/2005                       (0.46)          9.76      2.07        99,230          0.85
   Year ended 12/31/2004                       (0.48)         10.02      4.10       105,131          0.85
   Year ended 12/31/2003                       (0.65)         10.09      4.53       143,536          0.85
   Year ended 12/31/2002                       (0.47)         10.28      9.25       170,658          0.85
RS INVESTMENT QUALITY BOND FUND CLASS B:
   Year ended 12/31/2006                       (0.38)          9.68      3.20         9,182          1.61
   Year ended 12/31/2005                       (0.39)          9.76      1.41        13,925          1.60
   Year ended 12/31/2004                       (0.40)         10.01      3.22        16,685          1.60
   Year ended 12/31/2003                       (0.57)         10.09      3.75        18,374          1.60
   Year ended 12/31/2002                       (0.40)         10.28      8.43        19,308          1.60
RS INVESTMENT QUALITY BOND FUND CLASS C:
   Year ended 12/31/2006                       (0.38)          9.68      3.20         6,863          1.61
   Year ended 12/31/2005                       (0.39)          9.76      1.41        10,008          1.60
   Year ended 12/31/2004                       (0.40)         10.01      3.22        11,422          1.60
   Year ended 12/31/2003                       (0.57)         10.09      3.75        11,206          1.60
   Year ended 12/31/2002                       (0.40)         10.28      8.44        10,753          1.60
RS INVESTMENT QUALITY BOND FUND CLASS K:
   Year ended 12/31/2006                       (0.42)          9.70      3.67         8,530          1.26
   Year ended 12/31/2005                       (0.42)          9.77      1.67         9,251          1.25
   Year ended 12/31/2004                       (0.44)         10.03      3.69        11,004          1.25
   Year ended 12/31/2003                       (0.61)         10.10      4.11         9,820          1.25
   Year ended 12/31/2002                       (0.43)         10.29      8.81         9,213          1.25

                                                       NET RATIO OF
                                                       NET INCOME/
                                            EXPENSES     (LOSS) TO    PORTFOLIO
                                           WAIVED BY      AVERAGE      TURNOVER
                                              GIS       NET ASSETS      RATE
                                           ------------------------------------
RS INVESTMENT QUALITY BOND FUND CLASS A:
   Year ended 12/31/2006                      0.18%        4.40%(a)      147%
   Year ended 12/31/2005                      0.15         3.83          189
   Year ended 12/31/2004                      0.13         3.74          233
   Year ended 12/31/2003                      0.11         3.40          257
   Year ended 12/31/2002                      0.08         4.37          275
RS INVESTMENT QUALITY BOND FUND CLASS B:
   Year ended 12/31/2006                      0.39         3.65(a)       147
   Year ended 12/31/2005                      0.33         3.08          189
   Year ended 12/31/2004                      0.28         2.99          233
   Year ended 12/31/2003                      0.27         2.65          257
   Year ended 12/31/2002                      0.27         3.58          275
RS INVESTMENT QUALITY BOND FUND CLASS C:
   Year ended 12/31/2006                      0.43         3.65(a)       147
   Year ended 12/31/2005                      0.38         3.08          189
   Year ended 12/31/2004                      0.33         2.99          233
   Year ended 12/31/2003                      0.35         2.66          257
   Year ended 12/31/2002                      0.36         3.64          275
RS INVESTMENT QUALITY BOND FUND CLASS K:
   Year ended 12/31/2006                      0.16         4.01(a)       147
   Year ended 12/31/2005                      0.12         3.43          189
   Year ended 12/31/2004                      0.06         3.34          233
   Year ended 12/31/2003                      0.05         3.00          257
   Year ended 12/31/2002                      0.03         4.00          275

                                         NET ASSET     NET                                DIVIDENDS
                                           VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET
                                         BEGINNING   INCOME/    & UNREALIZED  INVESTMENT  INVESTMENT
                                         OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME
                                         -----------------------------------------------------------
RS LOW DURATION BOND FUND CLASS A:
   Year ended 12/31/2006                   $ 9.77     $0.37        $ 0.03       $0.40       $(0.37)
   Year ended 12/31/2005                     9.93      0.29         (0.16)       0.13        (0.29)
   Year ended 12/31/2004                    10.02      0.23         (0.09)       0.14        (0.23)
   Period from 7/30/2003+ to 12/31/2003     10.00      0.08          0.02        0.10        (0.08)
RS LOW DURATION BOND FUND CLASS B:
   Year ended 12/31/2006                     9.77      0.29          0.03        0.32        (0.29)
   Year ended 12/31/2005                     9.93      0.22         (0.16)       0.06        (0.22)
   Year ended 12/31/2004                    10.02      0.15         (0.09)       0.06        (0.15)
   Period from 7/30/2003+ to 12/31/2003     10.00      0.05          0.02        0.07        (0.05)
RS LOW DURATION BOND FUND CLASS C:
   Year ended 12/31/2006                     9.77      0.29          0.03        0.32        (0.29)
   Year ended 12/31/2005                     9.93      0.22         (0.16)       0.06        (0.22)
   Year ended 12/31/2004                    10.02      0.15         (0.09)       0.06        (0.15)
   Period from 7/30/2003+ to 12/31/2003     10.00      0.05          0.02        0.07        (0.05)
RS LOW DURATION BOND FUND CLASS K:
   Year ended 12/31/2006                     9.77      0.33          0.03        0.36        (0.33)
   Year ended 12/31/2005                     9.93      0.25         (0.16)       0.09        (0.25)
   Year ended 12/31/2004                    10.02      0.19         (0.09)       0.10        (0.19)
   Period from 7/30/2003+ to 12/31/2003     10.00      0.06          0.02        0.08        (0.06)

+    Commencement of operations.

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

(b)  Not annualized.

(c)  Annualized.

                                                                                                   NET RATIO OF
                                         NET ASSET           NET ASSETS,  NET RATIO OF              NET INCOME/
                                           VALUE,              END OF      EXPENSES TO   EXPENSES   (LOSS) TO    PORTFOLIO
                                           END OF    TOTAL     PERIOD      AVERAGE NET  WAIVED BY     AVERAGE     TURNOVER
                                           PERIOD   RETURN*  (THOUSANDS)    ASSETS(a)      GIS      NET ASSETS     RATE
                                         ---------------------------------------------------------------------------------
RS LOW DURATION BOND FUND CLASS A:
   Year ended 12/31/2006                  $ 9.80     4.16%     $9,759         0.80%       0.70%       3.77%(a)       67%
   Year ended 12/31/2005                    9.77     1.34       9,316         0.80        0.73        2.95          122
   Year ended 12/31/2004                    9.93     1.36       9,487         0.80        0.69        2.25           68
   Period from 7/30/2003+ to 12/31/2003    10.02     0.99(b)    8,457         0.80(c)     1.20(c)     1.87(c)        97
RS LOW DURATION BOND FUND CLASS B:
   Year ended 12/31/2006                    9.80     3.38       8,329         1.55        0.72        3.01(a)        67
   Year ended 12/31/2005                    9.77     0.58       8,317         1.55        0.75        2.20          122
   Year ended 12/31/2004                    9.93     0.61       8,695         1.55        0.70        1.51           68
   Period from 7/30/2003+ to 12/31/2003    10.02     0.67(b)    7,743         1.55(c)     1.20(c)     1.11(c)        97
RS LOW DURATION BOND FUND CLASS C:
   Year ended 12/31/2006                    9.80     3.38       7,949         1.55        0.74        3.01(a)        67
   Year ended 12/31/2005                    9.77     0.58       7,730         1.55        0.77        2.20          122
   Year ended 12/31/2004                    9.93     0.61       7,817         1.55        0.73        1.51           68
   Period from 7/30/2003+ to 12/31/2003    10.02     0.67(b)    7,611         1.55(c)     1.21(c)     1.11(c)        97
RS LOW DURATION BOND FUND CLASS K:
   Year ended 12/31/2006                    9.80     3.74       9,512         1.20        0.38        3.37(a)        67
   Year ended 12/31/2005                    9.77     0.93       8,428         1.20        0.39        2.56          122
   Year ended 12/31/2004                    9.93     0.96       7,718         1.20        0.39        1.86           68
   Period from 7/30/2003+ to 12/31/2003    10.02     0.82(b)    7,565         1.20(c)     0.97(c)     1.46(c)        97

                                         NET ASSET     NET                                DIVIDENDS
                                           VALUE,   INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET
                                         BEGINNING    INCOME/   & UNREALIZED  INVESTMENT  INVESTMENT  REDEMPTION
                                         OF PERIOD    (LOSS)     GAIN/(LOSS)  OPERATIONS    INCOME       FEES
                                         -----------------------------------------------------------------------
RS HIGH YIELD BOND FUND CLASS A:
   Year ended 12/31/2006                   $7.35       $0.51        $ 0.14       $0.65     $(0.51)     $0.00(b)
   Year ended 12/31/2005                    7.58        0.47         (0.23)       0.24      (0.47)      0.00(b)
   Year ended 12/31/2004                    7.45        0.52          0.13        0.65      (0.52)      0.00(b)
   Year ended 12/31/2003                    6.69        0.54          0.76        1.30      (0.54)        --
   Year ended 12/31/2002                    7.19        0.55         (0.50)       0.05      (0.55)        --
RS HIGH YIELD BOND FUND CLASS B:
   Year ended 12/31/2006                    7.35        0.45          0.13        0.58      (0.45)      0.00(b)
   Year ended 12/31/2005                    7.57        0.42         (0.22)       0.20      (0.42)      0.00(b)
   Year ended 12/31/2004                    7.45        0.47          0.12        0.59      (0.47)      0.00(b)
   Year ended 12/31/2003                    6.69        0.48          0.76        1.24      (0.48)        --
   Year ended 12/31/2002                    7.18        0.50         (0.49)       0.01      (0.50)        --
RS HIGH YIELD BOND FUND CLASS C:
   Year ended 12/31/2006                    7.34        0.45          0.14        0.59      (0.45)      0.00(b)
   Year ended 12/31/2005                    7.57        0.42         (0.23)       0.19      (0.42)      0.00(b)
   Year ended 12/31/2004                    7.45        0.47          0.12        0.59      (0.47)      0.00(b)
   Year ended 12/31/2003                    6.69        0.48          0.76        1.24      (0.48)        --
   Year ended 12/31/2002                    7.18        0.50         (0.49)       0.01      (0.50)        --
RS HIGH YIELD BOND FUND CLASS K:
   Year ended 12/31/2006                    7.35        0.48          0.14        0.62      (0.48)      0.00(b)
   Year ended 12/31/2005                    7.58        0.44         (0.23)       0.21      (0.44)      0.00(b)
   Year ended 12/31/2004                    7.45        0.49          0.13        0.62      (0.49)      0.00(b)
   Year ended 12/31/2003                    6.69        0.51          0.76        1.27      (0.51)        --
   Year ended 12/31/2002                    7.19        0.53         (0.50)       0.03      (0.53)        --

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

(b)  Rounds to less than $0.01.

                                                                                                     NET RATIO OF
                                         NET ASSET           NET ASSETS,    NET RATIO                 NET INCOME/
                                           VALUE,              END OF      OF EXPENSES    EXPENSES     (LOSS) TO   PORTFOLIO
                                           END OF    TOTAL     PERIOD       TO AVERAGE   WAIVED BY     AVERAGE      TURNOVER
                                           PERIOD   RETURN*  (THOUSANDS)  NET ASSETS(a)     GIS       NET ASSETS     RATE
                                         -----------------------------------------------------------------------------------
RS HIGH YIELD BOND FUND CLASS A:
   Year ended 12/31/2006                   $7.49      9.14%     $49,616        0.85%        0.34%       6.90%(a)       82%
   Year ended 12/31/2005                    7.35      3.34       48,246        0.85         0.34        6.38           89
   Year ended 12/31/2004                    7.58      9.15       57,250        0.85         0.34        7.00           95
   Year ended 12/31/2003                    7.45     20.11       42,589        0.85         0.42        7.59          153
   Year ended 12/31/2002                    6.69      0.96       33,894        0.85         0.45        8.17           69
RS HIGH YIELD BOND FUND CLASS B:
   Year ended 12/31/2006                    7.48      8.19        9,434        1.60         0.63        6.14(a)        82
   Year ended 12/31/2005                    7.35      2.70        9,874        1.60         0.59        5.63           89
   Year ended 12/31/2004                    7.57      8.20       10,013        1.60         0.62        6.30           95
   Year ended 12/31/2003                    7.45     19.22       10,018        1.60         0.72        6.85          153
   Year ended 12/31/2002                    6.69      0.35        8,336        1.60         0.77        7.42           69
RS HIGH YIELD BOND FUND CLASS C:
   Year ended 12/31/2006                    7.48      8.33       11,258        1.60         0.56        6.14(a)        82
   Year ended 12/31/2005                    7.34      2.56       10,463        1.60         0.55        5.63           89
   Year ended 12/31/2004                    7.57      8.20       10,110        1.60         0.59        6.29           95
   Year ended 12/31/2003                    7.45     19.22        9,316        1.60         0.71        6.85          153
   Year ended 12/31/2002                    6.69      0.35        7,710        1.60         0.77        7.42           69
RS HIGH YIELD BOND FUND CLASS K:
   Year ended 12/31/2006                    7.49      8.71       13,774        1.25         0.29        6.50(a)        82
   Year ended 12/31/2005                    7.35      2.93       11,772        1.25         0.27        5.98           89
   Year ended 12/31/2004                    7.58      8.72       10,734        1.25         0.28        6.64           95
   Year ended 12/31/2003                    7.45     19.63        9,581        1.25         0.33        7.20          153
   Year ended 12/31/2002                    6.69      0.55        7,944        1.25         0.35        7.77           69

                              NET ASSET       NET                                   DIVIDENDS   DISTRIBUTIONS
                                VALUE,    INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET         FROM
                              BEGINNING     INCOME/    & UNREALIZED   INVESTMENT   INVESTMENT    NET REALIZED       TOTAL
                              OF PERIOD     (LOSS)      GAIN/(LOSS)   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                              -----------------------------------------------------------------------------------------------
RS TAX-EXEMPT FUND CLASS A:
   Year ended 12/31/2006        $ 9.98       $0.36         $0.13         $0..49       $(0.36)       $(0.03)         $(0.39)
   Year ended 12/31/2005         10.19        0.36          0.05          0..41        (0.36)        (0.26)          (0.62)
   Year ended 12/31/2004         10.31        0.36          0.08          0..44        (0.36)        (0.20)          (0.56)
   Year ended 12/31/2003         10.51        0.37          0.18          0..55        (0.37)        (0.38)          (0.75)
   Year ended 12/31/2002         10.09        0.40          0.61          1..01        (0.40)        (0.19)          (0.59)
RS TAX-EXEMPT FUND CLASS C:
   Year ended 12/31/2006          9.98        0.28          0.13          0..41        (0.28)        (0.03)          (0.31)
   Year ended 12/31/2005         10.19        0.28          0.05          0..33        (0.28)        (0.26)          (0.54)
   Year ended 12/31/2004         10.31        0.28          0.08          0..36        (0.28)        (0.20)          (0.48)
   Year ended 12/31/2003         10.51        0.29          0.18          0..47        (0.29)        (0.38)          (0.67)
   Year ended 12/31/2002         10.09        0.32          0.61          0..93        (0.32)        (0.19)          (0.51)

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

(b) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for each year ended 12/31/2002, 2003, 2004, 2005 and 2006; in Class C the expense ratio is 1.60% for each year ended 12/31/2002, 2003, 2004, 2005 and 2006.

                                                                                                       NET
                              NET ASSET             NET ASSETS,     NET RATIO OF                  RATIO OF NET
                                VALUE,                END OF          EXPENSES        EXPENSES   INCOME/(LOSS)   PORTFOLIO
                                END OF     TOTAL      PERIOD         TO AVERAGE      WAIVED BY     TO AVERAGE     TURNOVER
                                PERIOD    RETURN*   (THOUSANDS)   NET ASSETS(a)(b)      GIS        NET ASSETS       RATE
                              --------------------------------------------------------------------------------------------
RS TAX-EXEMPT FUND CLASS A:
   Year ended 12/31/2006        $10.08      5.03%     $ 93,205          0.87%           0.08%       3.60%(a)        141%
   Year ended 12/31/2005          9.98      4.02        86,515          0.86            0.10        3.48            160
   Year ended 12/31/2004         10.19      4.38        82,118          0.87            0.09        3.49            161
   Year ended 12/31/2003         10.31      5.34        80,025          0.89            0.09        3.52             68
   Year ended 12/31/2002         10.51     10.20       113,852          0.87            0.06        3.85             99
RS TAX-EXEMPT FUND CLASS C:
   Year ended 12/31/2006         10.08      4.25        11,434          1.62            0.33        2.85(a)         141
   Year ended 12/31/2005          9.98      3.24        11,060          1.61            0.33        2.73            160
   Year ended 12/31/2004         10.19      3.60        10,704          1.62            0.33        2.74            161
   Year ended 12/31/2003         10.31      4.54        10,553          1.64            0.36        2.77             68
   Year ended 12/31/2002         10.51      9.37         9,741          1.62            0.37        3.11             99


                                   NET ASSET      NET        DIVIDENDS   NET ASSET
                                     VALUE,    INVESTMENT    FROM NET      VALUE,
                                   BEGINNING     INCOME/    INVESTMENT     END OF     TOTAL
                                   OF PERIOD     (LOSS)       INCOME       PERIOD    RETURN*
                                   ---------------------------------------------------------
RS CASH MANAGEMENT FUND CLASS A:
   Year ended 12/31/2006             $1.000      $0.042      $(0.042)      $1.000     4.26%
   Year ended 12/31/2005              1.000       0.024       (0.024)       1.000     2.41
   Year ended 12/31/2004              1.000       0.006       (0.006)       1.000     0.57
   Year ended 12/31/2003              1.000       0.004       (0.004)       1.000     0.37
   Year ended 12/31/2002              1.000       0.009       (0.009)       1.000     0.95
RS CASH MANAGEMENT FUND CLASS B:
   Year ended 12/31/2006              1.000       0.034       (0.034)       1.000     3.48
   Year ended 12/31/2005              1.000       0.017       (0.017)       1.000     1.76
   Year ended 12/31/2004              1.000       0.006       (0.006)       1.000     0.57
   Year ended 12/31/2003              1.000       0.002       (0.002)       1.000     0.21
   Year ended 12/31/2002              1.000       0.002       (0.002)       1.000     0.23
RS CASH MANAGEMENT FUND CLASS C:
   Year ended 12/31/2006              1.000       0.034       (0.034)       1.000     3.48
   Year ended 12/31/2005              1.000       0.017       (0.017)       1.000     1.76
   Year ended 12/31/2004              1.000       0.006       (0.006)       1.000     0.57
   Year ended 12/31/2003              1.000       0.002       (0.002)       1.000     0.21
   Year ended 12/31/2002              1.000       0.002       (0.002)       1.000     0.22
RS CASH MANAGEMENT FUND CLASS K:
   Year ended 12/31/2006              1.000       0.038       (0.038)       1.000     3.84
   Year ended 12/31/2005              1.000       0.020       (0.020)       1.000     2.00
   Year ended 12/31/2004              1.000       0.005       (0.005)       1.000     0.47
   Year ended 12/31/2003              1.000       0.002       (0.002)       1.000     0.18
   Year ended 12/31/2002              1.000       0.005       (0.005)       1.000     0.55

*    Excludes the effect of sales load.

(a)  Includes the effect of expenses waived by GIS.

(b) Revised to reflect additional subsidies to maintain a minimum yield threshold.

                                                                                 NET
                                   NET ASSETS,         NET                   RATIO OF NET
                                      END OF        EXPENSES     EXPENSES   INCOME/(LOSS)
                                      PERIOD      TO AVERAGE      WAIVED      TO AVERAGE
                                   (THOUSANDS)   NET ASSETS(a)    BY GIS      NET ASSETS
                                   ------------------------------------------------------
RS CASH MANAGEMENT FUND CLASS A:
   Year ended 12/31/2006             $409,170       0.85%         0.07%        4.18%(a)
   Year ended 12/31/2005              396,012       0.85          0.06         2.37
   Year ended 12/31/2004              442,109       0.85          0.04         0.55
   Year ended 12/31/2003              529,321       0.85          0.05         0.38
   Year ended 12/31/2002              658,159       0.85          0.02         0.94
RS CASH MANAGEMENT FUND CLASS B:
   Year ended 12/31/2006                2,763       1.60          0.27         3.38(a)
   Year ended 12/31/2005                5,030       1.47          0.39         1.68
   Year ended 12/31/2004                8,144       0.85          0.99         0.53
   Year ended 12/31/2003               12,498       1.03(b)       0.73(b)      0.21(b)
   Year ended 12/31/2002               18,485       1.57(b)       0.16(b)      0.22(b)
RS CASH MANAGEMENT FUND CLASS C:
   Year ended 12/31/2006                6,378       1.60          0.11         3.43(a)
   Year ended 12/31/2005                6,233       1.47          0.21         1.69
   Year ended 12/31/2004                8,626       0.85          0.80         0.57
   Year ended 12/31/2003                9,086       1.02(b)       0.63(b)      0.21(b)
   Year ended 12/31/2002                9,330       1.57(b)       0.06(b)      0.22(b)
RS CASH MANAGEMENT FUND CLASS K:
   Year ended 12/31/2006                9,686       1.25          0.10         3.76(a)
   Year ended 12/31/2005               10,083       1.25          0.07         1.96
   Year ended 12/31/2004               10,424       0.95          0.30         0.48
   Year ended 12/31/2003                9,682       1.25            --         0.18
   Year ended 12/31/2002                8,500       1.25            --         0.54

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

-    RS Core Equity Fund

-    RS Large Cap Value Fund

-    RS Small Cap Core Equity Fund

-    RS Asset Allocation Fund

-    RS S&P 500 Index Fund

-    RS International Growth Fund

-    RS Emerging Markets Fund

-    RS Investment Quality Bond Fund

-    RS Low Duration Bond Fund

-    RS High Yield Bond Fund

-    RS Tax-Exempt Fund

-    RS Cash Management Fund

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     RS Investment Trust (the "Trust"), a Massachusetts business trust, was organized on May 11, 1987. The Trust currently offers twenty-three series. The twelve series (each a "Fund," collectively the "Funds") covered in this report were formerly series (each, a "Predecessor Fund") of The Park Avenue Portfolio ("the Portfolio"). Effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization ("Agreement and Plan") dated August 15, 2006, each Predecessor Fund listed below was reorganized into its corresponding Fund, as outlined in the chart below, in exchange for shares of the RS Fund and the assumption by the RS Fund of all of the identified liabilities of the respective series of the Portfolio. All of the Funds are diversified funds.

           FROM THE PORTFOLIO                                      TO TRUST
-------------------------------------------------------------------------------------------------
The Guardian Park Avenue Fund                            RS Core Equity Fund ("CEF")
The Guardian UBS Large Cap Value Fund                    RS Large Cap Value Fund ("LCVF")
The Guardian Park Avenue Small Cap Fund                  RS Small Cap Core Equity Fund ("SCF")
The Guardian Asset Allocation Fund                       RS Asset Allocation Fund ("AAF")
The Guardian S&P 500 Index Fund                          RS S&P 500 Index Fund ("SP500F")
The Guardian Baillie Gifford International Growth Fund   RS International Growth Fund ("IGF")
The Guardian Baillie Gifford Emerging Markets Fund       RS Emerging Markets Fund ("EMF")
The Guardian Investment Quality Bond Fund                RS Investment Quality Bond Fund ("IQBF")
The Guardian Low Duration Bond Fund                      RS Low Duration Bond Fund ("LDBF")
The Guardian High Yield Bond Fund                        RS High Yield Bond Fund ("HYBF")
The Guardian Tax-Exempt Fund                             RS Tax-Exempt Fund ("TEF")
The Guardian Cash Management Fund                        RS Cash Management Fund ("CMF")

     The Funds offer up to four classes of shares: Class A, Class B, Class C and Class K shares. Each of the Funds offers Class A shares. Class A shares of each Fund except CMF are sold with an initial sales load of up to 4.75% for CEF, LCVF, SCF, AAF, IGF and EMF; up to 3.00% for SP500F; up to 3.75% for IQBF, HYBF and TEF; and up to 2.25% for LDBF. Class A shares are subject to a 12b-1 fee of 0.25% on an annual basis of each Funds' Class A average daily net assets. A redemption fee of 2.00% is imposed on purchases of shares of IGF, EMF and HYBF if redeemed within 60 days of purchase, except for shares held in omnibus accounts. Class B shares are offered by all of the Funds, except for TEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of 1.00% on an annual basis of each Fund's Class B average daily net assets, and a contingent deferred sales load ("CDSL") of up to 3.00% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of 1.00% on an annual basis of each Fund's Class C average daily net assets, and a CDSL of 1.00% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for TEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of 0.65% on an annual basis of each Fund's Class K average daily net assets. There is no CDSL imposed on redemptions of Class K shares. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution (12b-1) and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles

December 31, 2006

("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

INVESTMENTS

     Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying Fund are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price, except for TEF. In TEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a "significant event") or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. A "significant event" is an event that may affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before each Fund's NAV is calculated.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     HYBF invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

     Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

     Repurchase agreements are carried at cost which approximates market value (see Note 4). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value. CMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2006, 12b-1 and transfer agent fees were the only class-specific expenses.

FOREIGN CURRENCY TRANSLATION

     The Funds (except SP500F, IQBF, LDBF, HYBF, TEF and CMF) are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

December 31, 2006

     The resulting gains and losses are included in the Statement of Operations as follows:

     Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

FORWARD FOREIGN CURRENCY CONTRACTS

     The Funds (except SP500F, IQBF, LDBF, TEF and CMF) may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

FUTURES CONTRACTS

     The Funds (except for SCF and CMF) may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

DIVIDEND DISTRIBUTIONS

     Dividends from net investment income are declared and accrued daily and are paid monthly for IQBF, LDBF, HYBF and TEF, and declared and paid semi-annually for CEF, LCVF, SCF, AAF, SP500F, IGF and EMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from CMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

December 31, 2006

     The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

                                   2006
          -----------------------------------------------------
             TAX         ORDINARY      LONG-TERM
            EXEMPT        INCOME     CAPITAL GAIN      TOTAL
          ----------   -----------   ------------   -----------
CEF       $       --   $10,150,571    $        --   $10,150,571
LCVF              --       301,196      6,454,007     6,755,203
SCF               --     2,140,990     11,419,627    13,560,617
AAF               --     2,411,369             --     2,411,369
SP500F            --     2,329,289             --     2,329,289
IGF               --       327,956             --       327,956
EMF               --       890,763     38,215,676    39,106,439
IQBF              --     5,456,754        159,553     5,616,307
LDBF              --     1,145,161             --     1,145,161
HYBF              --     5,290,602             --     5,290,602
TEF        3,539,384            --        333,242     3,872,626
CMF               --    17,521,204             --    17,521,204

                                   2005
          -----------------------------------------------------
CEF       $       --   $ 8,851,569    $        --   $ 8,851,569
LCVF              --     1,842,150      7,308,409     9,150,559
SCF               --     4,601,655     21,747,185    26,348,840
AAF               --       320,687             --       320,687
SP500F            --     2,218,883             --     2,218,883
IGF               --       143,973             --       143,973
EMF               --       289,672      8,999,439     9,289,111
IQBF              --     5,687,988        564,428     6,252,416
LDBF              --       845,656             --       845,656
HYBF              --     5,187,113             --     5,187,113
TEF        3,260,381     1,030,049      1,414,067     5,704,497
CMF               --    10,491,108             --    10,491,108

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                              LONG-TERM
                               CAPITAL
                              GAIN/LOSS
          UNDISTRIBUTED     CARRYFORWARD       UNREALIZED
            ORDINARY      (INCLUDING POST-    APPRECIATION
             INCOME         OCTOBER LOSS)    (DEPRECIATION)
          -------------   ----------------   --------------
CEF         $  297,497     $(487,185,254)     $107,728,977
LCVF           301,261         1,595,134        30,445,557
SCF          1,506,025         6,452,094        23,409,288
AAF             27,194       (51,327,261)       12,785,097
SP500F         111,881       (89,365,755)       32,164,171
IGF          1,024,707       (27,781,846)       26,074,618
EMF            753,944         4,881,869        85,113,257
IQBF             1,050        (1,562,697)         (289,806)
LDBF               240          (523,765)         (192,501)
HYBF               584       (15,686,766)        1,868,191
TEF            117,190           192,942         2,437,423
CMF              8,829            (5,700)               --

TAXES

     Each Fund intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code ("Code"), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in CEF, IGF and EMF have been provided for in accordance with the applicable country's tax rules and rates.

     As of December 31, 2006, for federal income tax purposes, the following Funds have capital losses carryforward as follows:

            CAPITAL LOSS   EXPIRATION
            CARRYFORWARD      DATE
           -------------   ----------
CEF        $(175,630,569)     2009
            (255,258,469)     2010
             (11,076,797)     2011
             (45,219,419)     2012
           -------------
   Total   $(487,185,254)
           =============
AAF        $ (36,873,756)     2009
             (14,453,505)     2010
           -------------
   Total   $ (51,327,261)
           =============
SP500F     $ (89,107,517)     2010
                (155,054)     2011
                (103,184)     2013
           -------------
   Total   $ (89,365,755)
           =============
IGF        $ (19,271,326)     2010
              (8,510,520)     2011
           -------------
   Total   $ (27,781,846)
           =============
IQBF       $  (1,558,801)     2014
           =============
LDBF       $      (2,657)     2011
                 (18,478)     2012
                (325,837)     2013
                (176,793)     2014
           -------------
   Total   $    (523,765)
           =============
HYBF       $  (2,792,326)     2008
              (7,587,223)     2009
              (5,307,217)     2010
           -------------
   Total   $ (15,686,766)
           =============
CMF        $        (195)     2007
                  (5,073)     2011
                    (432)     2012
           -------------
   Total   $      (5,700)
           =============

December 31, 2006

RECLASSIFICATION OF CAPITAL ACCOUNTS

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Funds.

     During the year ended December 31, 2006, certain Funds reclassified amounts to paid-in capital from undistributed/(distributions in excess of) net investment income and accumulated net realized gain/(loss) on investments and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                        ACCUMULATED
                                       NET REALIZED
                    UNDISTRIBUTED/    GAIN/(LOSS) ON
                    (DISTRIBUTIONS      INVESTMENTS
                     IN EXCESS OF)      AND FOREIGN
          PAID-IN   NET INVESTMENT   CURRENCY RELATED
          CAPITAL       INCOME         TRANSACTIONS
          -------   --------------   ----------------
CEF         $ --      $(140,552)         $ 140,552
LCVF          --            299               (299)
SCF           --        735,121           (735,121)
SP500F        --         (3,608)             3,608
IGF           --          1,137             (1,137)
EMF           --         67,087            (67,087)
IQBF          --            240               (240)
LDBF         293           (293)                --

CUSTODY CREDITS

     The Funds (except for IGF and EMF) have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Funds' expenses. During the period, under this arrangement, custodian fees for these Funds were reduced as detailed in the table which follows. The Funds could have employed the uninvested assets to produce income if the Funds had not entered into such arrangement.

         CUSTODY
FUND     CREDITS
------   -------
CEF      $   471
LCVF          36
SCF          991
AAF          420
SP500F       956
IQBF     $ 1,225
LDBF       1,119
HYBF       1,915
TEF       15,303
CMF        1,751

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     The Funds have an investment advisory agreement with RS Investment Management Co. LLC ("RS Investments"), an independent subsidiary of Guardian Investor Services LLC ("GIS"), whereby RS Investments serves as adviser and administrator to each of the Funds. GIS, a wholly-owned subsidiary of The Guardian Life Insurance Company of America, acquired a majority interest in RS Investments on August 31, 2006.

     RS Investments, as adviser, provides day-to-day investment advisory services to CEF and SCF. Fees for investment advisory services are at an annual rate of 0.50% of CEF's and 0.75% of SCF's average daily net assets. For services under the Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.052% of CEF's and 0.078% of SCF's average daily net assets from RS Investments.

     SP500F, IQBF, LDBF, HYBF and TEF pay RS Investments investment advisory fees at annual rates of 0.25%, 0.50%, 0.45%, 0.60% and 0.50%, respectively, of their average daily net assets. CMF pays RS Investments investment advisory fees at an annual rate of 0.50% of its average daily net assets for the first $500 million and at an annual rate of 0.45% of its average daily net assets in excess of $500 million. GIS serves as the sub-adviser for SP500F, IQBF, LDBF, HYBF, TEF and CMF. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services with respect to these Funds, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, RS Investments pays GIS at an annual rate of 0.2375%, 0.475%, 0.4275%, 0.57%, 0.475% and 0.475% of the average daily net assets of SP500F, IQBF, LDBF, HYBF, TEF and CMF, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to SP500F, IQBF, LDBF, HYBF, TEF or CMF.

     AAF is subject to a contractual annual advisory fee of 0.65% of its average daily net assets. However, RS Investments has agreed to waive the advisory fee with regard to the portion of AAF's assets that are invested in other Funds.. In addition, RS Investments has agreed, through December 31, 2009, that it will not receive, with regard to the portion of AAF's portfolio that is invested directly in securities, annual advisory fees in excess of 0.50%. There are no duplicative advisory fees charged to AAF on assets invested in other RS

December 31, 2006

Funds. GIS serves as the sub-adviser for AAF. Pursuant to the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.475% of AAF's average daily net assets that are invested directly in securities from RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to AAF.

     LCVF pays investment advisory fees to RS Investments at an annual rate of 0.83% of its average daily net assets. RS Investments has entered into a Sub-Advisory contract with UBS Global Asset Management (Americas), Inc. ("UBS Global AM"). UBS Global AM is responsible for the day-to-day investment advisory services of LCVF, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for its services, RS Investments pays UBS Global AM at an annual rate of 0.43% of LCVF's average daily net assets. Payment of the sub-investment advisory fee does not represent a separate or additional expense to LCVF. For services under the Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.042% of LCVF's average daily net assets from RS Investments.

     IGF and EMF pay RS Investments investment advisory fees at annual rates of 0.80% and 1.00%, respectively, of their average daily net assets. RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited ("GBG"), a Scottish corporation owned by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a wholly-owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited ("BG Overseas"). As compensation for GBG's services, RS Investments pays GBG at an annual rates of 0.76% and 0.95% of the average daily net assets of IGF and EMF, respectively. Payment of the sub-advisory fees does not represent a separate or additional expense to IGF or EMF. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day investment advisory services of IGF and EMF. A sub-sub-advisory fee of 0.40% of IGF's average daily net assets and 0.50% of EMF's average daily net assets is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to IGF or EMF.

     The Funds have adopted a Deferred Compensation Plan (the "Plan") whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees' fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

     AAF received $1,684,972 in dividends from SP500F.

     Park Avenue Securities LLC ("PAS"), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds' shares as a retail broker-dealer. For the year ended December 31, 2006, PAS received $2,159,948 for brokerage commissions from the Funds.

     Under a Distribution Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, 1.00% of the average daily net assets of the Fund's Class B and Class C shares and 0.65% of the average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class A, Class B, Class C and Class K shares of the Funds.

     An expense limitation with respect to each Fund's total annual operating expenses is imposed through December 31, 2009 to limit each Fund's total annual fund operating expenses in future periods to the annual rate of total annual operating expenses (including the effect of any expense limitations in effect on September 30, 2006) that was applicable to each class of shares of the Predecessor Fund as of September 30, 2006. In the case of SP500F, IQBF, LDBF, HYBF, TEF and CMF this expense limitation corresponds to the expense limitation which was previously in effect between GIS and each class of shares of the Predecessor Fund.

     For the year ended December 31, 2006, as outlined above, GIS assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse

December 31, 2006

repurchase agreements and securities lending) so that total expenses do not exceed on an annual basis the following expense ratios of the respective Funds:

FUND     CLASS A   CLASS B   CLASS C   CLASS K
------   -------   -------   -------   -------
CEF       0.93%     2.05%     2.04%     1.28%
LCVF      1.43%     2.19%     2.19%     1.71%
SCF       1.27%     2.41%     2.22%     1.60%
AAF       1.09%     1.99%     2.06%     1.38%
SP500F    0.53%     1.28%     1.28%     0.93%
IGF       1.73%     2.97%     2.65%     1.96%
EMF       1.75%     2.62%     2.55%     2.06%
IQBF      0.85%     1.60%     1.60%     1.25%
LDBF      0.80%     1.55%     1.55%     1.20%
HYBF      0.85%     1.60%     1.60%     1.25%
TEF       0.85%      N/A      1.60%      N/A
CMF       0.85%     1.60%     1.60%     1.25%

     For the year ended December 31, 2006, GIS assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

                                       CEF

             CLASS A   CLASS B   CLASS C   CLASS K
             -------   -------   -------   -------
12b-1 Fees     0.01%       --       --        --
               ----       ---      ---       ---
               0.01%       --       --        --
               ====       ===      ===       ===

                                     SP500F

             CLASS A   CLASS B   CLASS C   CLASS K
             -------   -------   -------   -------
12b-1 Fees     0.18%     0.44%     0.47%     0.22%
               ----      ----      ----      ----
               0.18%     0.44%     0.47%     0.22%
               ====      ====      ====      ====

                                       IGF

             CLASS A   CLASS B   CLASS C   CLASS K
             -------   -------   -------   -------
12b-1 Fees       --        --        --      0.01%
                ---       ---       ---      ----
                 --        --        --      0.01%
                ===       ===       ===      ====

                                       EMF

             CLASS A   CLASS B   CLASS C   CLASS K
             -------   -------   -------   -------
12b-1 Fees     0.03%     0.01%     0.02%     0.02%
               ----      ----      ----      ----
               0.03%     0.01%     0.02%     0.02%
               ====      ====      ====      ====

                                      IQBF

             CLASS A   CLASS B   CLASS C   CLASS K
             -------   -------   -------   -------
12b-1 Fees     0.18%     0.39%     0.43%     0.16%
               ----      ----      ----      ----
               0.18%     0.39%     0.43%     0.16%
               ====      ====      ====      ====

                                      LDBF

                 CLASS A   CLASS B   CLASS C   CLASS K
                 -------   -------   -------   -------
Advisory Fees      0.11%     0.11%     0.11%     0.11%
12b-1 Fees         0.25%     0.61%     0.63%     0.27%
Transfer Agent
   Fees            0.34%       --        --        --
                   ----      ----      ----      ----
                   0.70%     0.72%     0.74%     0.38%
                   ====      ====      ====      ====

                                      HYBF

                 CLASS A   CLASS B   CLASS C   CLASS K
                 -------   -------   -------   -------
Advisory Fees      0.02%     0.02%     0.02%     0.02%
12b-1 Fees         0.25%     0.61%     0.54%     0.27%
Transfer Agent
   Fees            0.07%       --        --        --
                   ----      ----      ----      ----
                   0.34%     0.63%     0.56%     0.29%
                   ====      ====      ====      ====

                                       TEF

                 CLASS A   CLASS C
                 -------   --------
12b-1 Fees         0.08%    0.33%
                   ----     ----
                   0.08%    0.33%
                   ====     ====

                                       CMF

              CLASS A   CLASS B   CLASS C   CLASS K
              -------   -------   -------   -------
12b-1 Fees      0.07%     0.27%     0.11%     0.10%
                ----      ----      ----      ----
                0.07%     0.27%     0.11%     0.10%
                ====      ====      ====      ====

     For the year ended December 31, 2006, GIS assumed $89,612, $400,320, $5,176, $49,922, $266,543, $110,539 and $306,237 of the 12b-1 fees of CEF,
SP500F, IGF, EMF IQBF, TEF and CMF, respectively. GIS assumed $218,068 and $313,089 of the advisory, 12b-1 and transfer agent fees of LDBF and HYBF.

     The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

     For the year ended December 31, 2006, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

FUND     COMMISSIONS
----     -----------
CEF        $13,145
LCVF           695
SCF          1,593
AAF          2,979
SP500F       2,702
IGF        $ 2,823
EMF          8,861
IQBF         3,735
LDBF           199
HYBF            96
TEF          7,024

     GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the

December 31, 2006

year ended December 31, 2006, GIS received CDSL charges on Class B, Class C and Class K as follows:

FUND     CLASS B   CLASS C   CLASS K
------   -------   -------   -------
CEF      $52,848     $ 26     $  653
LCVF       2,324      221        960
SCF       13,336       80        806
AAF       18,156      284        565
SP500F     8,847       18      1,308
IGF        1,154       84      1,179
EMF        3,008      812      3,063
IQBF       8,018       55        985
LDBF       4,714        4      2,166
HYBF       3,074       20        769
CMF       12,081       --         --

NOTE 3. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2006 were as follows:

                  CEF          LCVF
---------------------------------------
Purchases   $681,070,659   $ 30,054,870
Proceeds     840,215,439     33,665,513

                  SCF           AAF
---------------------------------------
Purchases   $235,511,837   $  1,729,957
Proceeds     253,084,608     29,214,457

               SP500F           IGF
---------------------------------------
Purchases   $  7,228,202   $ 19,048,200
Proceeds      32,022,060     18,003,678

                 EMF           IQBF
---------------------------------------
Purchases   $124,694,307   $175,832,522
Proceeds     114,549,345    184,296,289

                LDBF           HYBF
---------------------------------------
Purchases   $ 28,481,051   $ 64,105,142
Proceeds      22,825,732     62,475,728

                 TEF
---------------------------------------
Purchases   $147,578,620
Proceeds     141,849,114

     The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency, forward contracts and futures at December 31, 2006 were as follows:

                                       CEF          LCVF
                                       ---          ----
Appreciation                      $127,344,735   $ 30,746,748
(Depreciation)                     (19,615,758)      (301,191)
                                  ------------   ------------
Net Unrealized
   Appreciation                   $107,728,977   $ 30,445,557
                                  ============   ============
Cost of investments
   for tax purposes               $738,774,350   $ 76,732,181
                                  ============   ============

                                      SCF            AAF
                                      ---            ---
Appreciation                      $ 24,328,148   $ 13,233,603
(Depreciation)                        (918,860)      (448,505)
                                  ------------   ------------
Net Unrealized
   Appreciation                   $ 23,409,288   $ 12,785,098
                                  ============   ============
Cost of investments
   for tax purposes               $154,258,373   $116,727,290
                                  ============   ============

                                     SP500F          IGF
                                     ------          ---
Appreciation                      $ 52,063,744   $ 26,534,209
(Depreciation)                     (19,899,573)      (461,304)
                                  ------------   ------------
Net Unrealized
   Appreciation                   $ 32,164,171   $ 26,072,905
                                  ============   ============
Cost of investments
   for tax purposes               $150,392,201   $ 51,565,184
                                  ============   ============

                                      EMF            IQBF
                                      ---            ----
Appreciation                      $ 85,972,020   $    840,139
(Depreciation)                        (750,326)    (1,129,945)
                                  ------------   ------------
Net Unrealized
   Appreciation/(Depreciation)    $ 85,221,694   $   (289,806)
                                  ============   ============
Cost of investments
   for tax purposes               $165,426,190   $113,384,848

                                      LDBF           HYBF
                                      ----           ----
Appreciation                      $     73,577   $  2,319,372
(Depreciation)                        (266,078)      (451,181)
                                  ------------   ------------
Net Unrealized
   Appreciation/(Depreciation)    $   (192,501)  $  1,868,191
                                  ============   ============
Cost of investments
   for tax purposes               $ 35,524,808   $ 81,018,970
                                  ============   ============

                                      TEF
                                      ---
Appreciation                      $  2,519,360
(Depreciation)                         (81,937)
                                  ------------
Net Unrealized
   Appreciation                   $  2,437,423
                                  ============
Cost of investments
   for tax purposes               $100,807,418
                                  ============

December 31, 2006

NOTE 4. REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Funds had been entered into on December 29, 2006.

NOTE 5. REVERSE REPURCHASE AGREEMENTS

     AAF, IQBF, LDBF and HYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time AAF, IQBF, LDBF and HYBF enter into a reverse repurchase agreement, the Funds segregate on their books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by AAF, IQBF, LDBF and HYBF may be unable to deliver the securities when the Funds seek to repurchase them. Reverse repurchase agreements may increase fluctuations in AAF's, IQBF's, LDBF's and HYBF's net asset value and may be viewed as a form of leverage.

NOTE 6. DOLLAR ROLL TRANSACTIONS

     AAF, IQBF, LDBF and HYBF may enter into dollar rolls (principally using TBA's) in which each of the Funds sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by AAF, IQBF, LDBF and HYBF may be unable to deliver the replacement securities when it is required to do so. AAF, IQBF, LDBF and HYBF are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in AAF's, IQBF's, LDBF's and HYBF's net asset value and may be viewed as a form of leverage.

December 31, 2006

NOTE 7. SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of shares of beneficial interest authorized, divided into four classes, designated as Class A, Class B, Class C and Class K shares. As of December 31, 2006: (i) the Funds (except for TEF) offered all four classes; and (ii) TEF offered Class A and Class C shares.

     Transactions in shares of beneficial interest were as follows:

- RS CORE EQUITY FUND

                                             YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                2006         2005           2006            2005
-----------------------------------------------------------------------------------------------------
                                                      SHARES                     AMOUNT
-----------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                   1,324,871    1,513,157   $  45,051,239   $  46,723,805
Shares issued in reinvestment of dividends      296,643      277,896       9,758,147       8,486,804
Shares repurchased                           (5,121,253)  (8,378,796)   (174,826,904)   (258,847,128)
-----------------------------------------------------------------------------------------------------
NET DECREASE                                 (3,499,739)  (6,587,743)  $(120,017,518)  $(203,636,519)
=====================================================================================================
CLASS B
Shares sold                                      33,562       54,862   $   1,100,158   $   1,533,950
Shares repurchased                           (1,199,575)  (2,154,769)    (38,751,936)    (63,619,864)
-----------------------------------------------------------------------------------------------------
NET DECREASE                                 (1,166,013)  (2,099,907)  $ (37,651,778)  $ (62,085,914)
=====================================================================================================
CLASS C
Shares sold                                      33,974        4,312   $   1,075,709   $     125,786
Shares repurchased                               (7,593)     (16,450)       (236,770)       (478,871)
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          26,381      (12,138)  $     838,939   $    (353,085)
=====================================================================================================
CLASS K
Shares sold                                      34,919       34,104   $   1,175,113   $   1,045,347
Shares issued in reinvestment of dividends          756        2,679          23,602          81,418
Shares repurchased                              (18,907)     (20,253)       (638,532)       (620,464)
-----------------------------------------------------------------------------------------------------
NET INCREASE                                     16,768       16,530   $     560,183   $     506,301
=====================================================================================================

- RS LARGE CAP VALUE FUND

                                             YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                2006         2005           2006            2005
----------------------------------------------------------------------------------------------------
                                                      SHARES                     AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    119,858      256,824     $ 1,642,630     $ 3,436,404
Shares issued in reinvestment of dividends
   and distributions                           146,381      206,497       2,030,364       2,719,154
Shares repurchased                            (206,791)    (398,898)     (2,821,550)     (5,327,077)
----------------------------------------------------------------------------------------------------
NET INCREASE                                    59,448       64,423     $   851,444     $   828,481
====================================================================================================
CLASS B
Shares sold                                     15,666       79,206     $   214,696     $ 1,051,005
Shares issued in reinvestment of
   distributions                               108,733      162,005       1,507,333       2,124,852
Shares repurchased                            (140,673)    (362,510)     (1,924,323)     (4,807,935)
----------------------------------------------------------------------------------------------------
NET DECREASE                                   (16,274)    (121,299)    $  (202,294)    $(1,632,078)
====================================================================================================
CLASS C
Shares sold                                      2,387        9,933     $    32,969     $   137,223
Shares issued in reinvestment of
   distributions                               103,031      151,567       1,428,453       1,987,920
Shares repurchased                             (95,461)    (322,729)     (1,304,121)     (4,276,277)
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          9,957     (161,229)    $   157,301     $(2,151,134)
====================================================================================================
CLASS K
Shares sold                                    167,066       84,885     $ 2,302,048     $ 1,135,639
Shares issued in reinvestment of dividends
   and distributions                           125,582      172,078       1,744,091       2,265,844
Shares repurchased                            (148,569)    (334,796)     (2,048,966)     (4,462,549)
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        144,079      (77,833)    $ 1,997,173     $(1,061,066)
====================================================================================================

December 31, 2006

- RS SMALL CAP CORE EQUITY FUND

                                             YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                2006         2005           2006            2005
----------------------------------------------------------------------------------------------------
                                                      SHARES                     AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                   1,628,405    1,146,962   $ 29,366,913    $ 20,825,476
Shares issued in reinvestment of
   distributions                                636,058    1,186,890     10,647,784      20,049,455
Shares repurchased                           (2,201,148)  (3,686,700)   (38,592,193)    (66,493,964)
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          63,315   (1,352,848)  $  1,422,504    $(25,619,033)
====================================================================================================
CLASS B
Shares sold                                      30,301       64,547   $    479,676    $  1,075,299
Shares issued in reinvestment of
   distributions                                 45,639      152,442        676,106       2,342,306
Shares repurchased                             (447,131)    (663,104)    (7,141,269)    (10,975,095)
----------------------------------------------------------------------------------------------------
NET DECREASE                                   (371,191)    (446,115)  $ (5,985,487)   $ (7,557,490)
====================================================================================================
CLASS C
Shares sold                                       3,338       21,471   $     53,940    $    354,526
Shares issued in reinvestment of
   distributions                                 58,475      102,339        865,076       1,554,091
Shares repurchased                              (26,644)     (27,984)      (422,945)       (457,564)
----------------------------------------------------------------------------------------------------
NET INCREASE                                     35,169       95,826   $    496,071    $  1,451,053
====================================================================================================
CLASS K
Shares sold                                      94,005       83,010   $  1,608,927    $  1,466,414
Shares issued in reinvestment of
   distributions                                 67,406      109,684      1,100,704       1,807,914
Shares repurchased                              (43,814)     (83,591)      (747,521)     (1,432,974)
----------------------------------------------------------------------------------------------------
NET INCREASE                                    117,597      109,103   $  1,962,110    $  1,841,354
====================================================================================================

- RS ASSET ALLOCATION FUND

                                             YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                2006         2005           2006            2005
----------------------------------------------------------------------------------------------------
                                                      SHARES                     AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     554,796      772,419   $  6,831,947    $  8,828,652
Shares issued in reinvestment of dividends      149,217       25,850      1,837,916         302,099
Shares repurchased                           (1,968,631)  (2,309,637)   (24,559,955)    (26,442,628)
----------------------------------------------------------------------------------------------------
NET DECREASE                                 (1,264,618)  (1,511,368)  $(15,890,092)   $(17,311,877)
====================================================================================================
CLASS B
Shares sold                                      47,395       83,488   $    587,493    $    939,236
Shares issued in reinvestment of dividends       13,524           --        167,482              --
Shares repurchased                             (649,794)    (843,757)    (7,909,173)     (9,574,092)
----------------------------------------------------------------------------------------------------
NET DECREASE                                   (588,875)    (760,269)  $ (7,154,198)   $ (8,634,856)
====================================================================================================
CLASS C
Shares sold                                      19,943        8,369   $    248,875    $     94,820
Shares issued in reinvestment of dividends        8,762           --        112,096              --
Shares repurchased                              (13,869)     (25,076)      (170,257)       (286,950)
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          14,836      (16,707)  $    190,714    $   (192,130)
====================================================================================================
CLASS K
Shares sold                                     112,284       78,598   $  1,376,974    $    898,768
Shares issued in reinvestment of dividends       17,709          630        220,990           7,361
Shares repurchased                              (59,239)     (24,773)      (731,712)       (286,874)
----------------------------------------------------------------------------------------------------
NET INCREASE                                     70,754       54,455   $    866,252    $    619,255
====================================================================================================

December 31, 2006

- RS S&P 500 INDEX FUND

                                             YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                2006         2005          2006          2005
---------------------------------------------------------------------------------------------------
                                                     SHARES                      AMOUNT
---------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     330,211    1,249,283   $  2,974,712   $ 10,320,093
Shares issued in reinvestment of dividends      214,585      230,660      1,967,887      1,953,111
Shares repurchased                           (3,412,064)  (1,462,490)   (31,329,250)   (12,233,454)
---------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      (2,867,268)      17,453   $(26,386,651)  $     39,750
===================================================================================================
CLASS B
Shares sold                                      34,823      126,377   $    308,881   $  1,029,998
Shares issued in reinvestment of dividends        8,566        8,974         78,194         75,808
Shares repurchased                             (250,453)    (240,154)    (2,213,533)    (1,988,016)
---------------------------------------------------------------------------------------------------
NET DECREASE                                   (207,064)    (104,803)  $ (1,826,458)  $   (882,210)
===================================================================================================
CLASS C
Shares sold                                      17,793       41,469   $    159,950   $    339,240
Shares issued in reinvestment of dividends        7,685        6,473         70,870         54,669
Shares repurchased                              (42,609)    (139,012)      (377,896)    (1,150,094)
---------------------------------------------------------------------------------------------------
NET DECREASE                                    (17,131)     (91,070)  $   (147,076)  $   (756,185)
===================================================================================================
CLASS K
Shares sold                                     327,398      371,082   $  2,954,063   $  3,071,277
Shares issued in reinvestment of dividends       19,730       12,845        183,840        108,909
Shares repurchased                              (92,283)     (90,057)      (827,713)      (749,772)
---------------------------------------------------------------------------------------------------
NET INCREASE                                    254,845      293,870   $  2,310,190   $  2,430,414
===================================================================================================

- RS INTERNATIONAL GROWTH FUND

                                             YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                2006         2005          2006          2005
--------------------------------------------------------------------------------------------------
                                                     SHARES                      AMOUNT
--------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    732,767     606,020     $ 12,279,028   $ 8,355,801
Shares issued in reinvestment of dividends      17,007       8,850          256,465       115,852
Shares repurchased                            (754,129)   (658,641)     (12,731,694)   (9,013,710)
--------------------------------------------------------------------------------------------------
NET DECREASE                                    (4,355)    (43,771)    $   (196,201)  $  (542,057)
==================================================================================================
CLASS B
Shares sold                                     33,490      29,711     $    498,889   $   372,952
Shares repurchased                            (105,311)   (152,593)      (1,595,196)   (1,876,081)
--------------------------------------------------------------------------------------------------
NET DECREASE                                   (71,821)   (122,882)    $ (1,096,307)  $(1,503,129)
==================================================================================================
CLASS C
Shares sold                                     13,118       3,859     $    196,661   $    51,302
Shares repurchased                             (19,070)     (3,855)        (300,900)      (46,506)
--------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                         (5,952)          4     $   (104,239)  $     4,796
==================================================================================================
CLASS K
Shares sold                                    130,611      60,090     $  2,163,016   $   813,349
Shares issued in reinvestment of dividends       4,418       1,993           65,526        25,687
Shares repurchased                             (55,892)    (16,383)        (920,259)     (220,770)
--------------------------------------------------------------------------------------------------
NET INCREASE                                    79,137      45,700     $  1,308,283   $   618,266
==================================================================================================

December 31, 2006

- RS EMERGING MARKETS FUND

                                                               YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2006         2005          2006          2005
---------------------------------------------------------------------------------------------------------------------
                                                                       SHARES                      AMOUNT
---------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                     2,533,536   2,705,237    $ 55,896,321   $ 45,014,259
Shares issued in reinvestment of dividends and distributions    1,204,259     348,486      25,387,835      6,164,055
Shares repurchased                                             (2,096,191)   (994,014)    (45,112,970)   (16,730,419)
                                                               ------------------------------------------------------
NET INCREASE                                                    1,641,604   2,059,709    $ 36,171,186   $ 34,447,895
=====================================================================================================================
CLASS B
Shares sold                                                        62,867      53,859    $  1,254,602   $    797,216
Shares issued in reinvestment of distributions                    154,694      48,106       2,862,753        756,699
Shares repurchased                                                (96,114)   (231,443)     (1,848,255)    (3,332,061)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                           121,447    (129,478)   $  2,269,100   $ (1,778,146)
=====================================================================================================================
CLASS C
Shares sold                                                       234,616      73,409    $  4,633,365   $  1,127,203
Shares issued in reinvestment of distributions                    244,204      64,416       4,548,813      1,019,334
Shares repurchased                                                (60,907)    (26,603)     (1,222,787)      (434,407)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                      417,913     111,222    $  7,959,391   $  1,712,130
=====================================================================================================================
CLASS K
Shares sold                                                       173,188      95,468    $  3,671,751   $  1,541,636
Shares issued in reinvestment of dividends and distributions      246,073      69,474       5,046,324      1,188,894
Shares repurchased                                               (100,008)    (28,267)     (2,094,183)      (451,121)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                      319,253     136,675    $  6,623,892   $  2,279,409
=====================================================================================================================

- RS INVESTMENT QUALITY BOND FUND

                                                               YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2006         2005          2006          2005
---------------------------------------------------------------------------------------------------------------------
                                                                       SHARES                      AMOUNT
---------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                       914,404    1,354,098   $  8,802,278   $ 13,456,975
Shares issued in reinvestment of dividends and distributions      439,886      473,634      4,229,219      4,690,865
Shares repurchased                                             (2,279,719)  (2,158,091)   (21,948,489)   (21,359,313)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                     (925,429)    (330,359)  $ (8,916,992)  $ (3,211,473)
=====================================================================================================================
CLASS B
Shares sold                                                        15,824       55,037   $    151,311   $    545,715
Shares issued in reinvestment of dividends and distributions       47,428       57,043        455,520        564,839
Shares repurchased                                               (542,000)    (351,460)    (5,233,892)    (3,485,023)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                     (478,748)    (239,380)  $ (4,627,061)  $ (2,374,469)
=====================================================================================================================
CLASS C
Shares sold                                                         6,568       28,508   $     63,225   $    283,688
Shares issued in reinvestment of dividends and distributions       37,755       40,986        362,548        405,769
Shares repurchased                                               (361,232)    (184,583)    (3,494,453)    (1,837,513)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                     (316,909)    (115,089)  $ (3,068,680)  $ (1,148,056)
=====================================================================================================================
CLASS K
Shares sold                                                       310,734      147,493   $  2,993,852   $  1,464,978
Shares issued in reinvestment of dividends and distributions       41,716       41,529        401,229        411,720
Shares repurchased                                               (419,426)    (339,735)    (4,058,881)    (3,384,370)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                      (66,976)    (150,713)  $   (663,800)  $ (1,507,672)
=====================================================================================================================

December 31, 2006

- RS LOW DURATION BOND FUND

                                             YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                  2006      2005          2006         2005
-----------------------------------------------------------------------------------------------
                                                      SHARES                    AMOUNT
-----------------------------------------------------------------------------------------------
CLASS A
Shares sold                                      49,260    45,792      $  479,506   $  451,141
Shares issued in reinvestment of dividends       36,273    27,885         353,953      274,046
Shares repurchased                              (42,370)  (76,056)       (412,793)    (747,020)
-----------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          43,163    (2,379)     $  420,666   $  (21,833)
===============================================================================================
CLASS B
Shares sold                                         844     5,523      $    8,237   $   54,377
Shares issued in reinvestment of dividends       25,342    18,670         247,279      183,474
Shares repurchased                              (26,924)  (48,867)       (262,588)    (481,065)
-----------------------------------------------------------------------------------------------
NET DECREASE                                       (738)  (24,674)     $   (7,072)  $ (243,214)
===============================================================================================
CLASS C
Shares sold                                         734     1,859      $    7,147   $   18,352
Shares issued in reinvestment of dividends       24,062    17,263         234,797      169,651
Shares repurchased                               (4,256)  (15,489)        (41,500)    (152,795)
-----------------------------------------------------------------------------------------------
NET INCREASE                                     20,540     3,633      $  200,444   $   35,208
===============================================================================================
CLASS K
Shares sold                                     122,874   139,083      $1,196,315   $1,373,151
Shares issued in reinvestment of dividends       30,923    21,224         301,768      208,562
Shares repurchased                              (45,113)  (75,275)       (440,293)    (740,242)
-----------------------------------------------------------------------------------------------
NET INCREASE                                    108,684    85,032      $1,057,790   $  841,471
===============================================================================================

- RS HIGH YIELD BOND FUND

                                             YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                2006        2005           2006          2005
--------------------------------------------------------------------------------------------------
                                                      SHARES                     AMOUNT
--------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    472,150      352,480    $ 3,449,976   $  2,617,964
Shares issued in reinvestment of dividends     434,559      421,270      3,190,257      3,118,740
Shares repurchased                            (844,967)  (1,763,465)    (6,208,423)   (13,063,049)
--------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                         61,742     (989,715)   $   431,810   $ (7,326,345)
==================================================================================================
CLASS B
Shares sold                                      7,317       32,448    $    48,305   $    241,695
Shares issued in reinvestment of dividends      78,829       72,450        578,382        536,049
Shares repurchased                            (169,174)     (82,706)    (1,234,287)      (612,615)
--------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        (83,028)      22,192    $  (607,600)  $    165,129
==================================================================================================
CLASS C
Shares sold                                      4,013       24,564    $    29,146   $    184,733
Shares issued in reinvestment of dividends      89,251       77,734        654,972        575,100
Shares repurchased                             (13,399)     (12,800)       (98,442)       (94,196)
--------------------------------------------------------------------------------------------------
NET INCREASE                                    79,865       89,498    $   585,676   $    665,637
==================================================================================================
CLASS K
Shares sold                                    175,113      118,465    $ 1,283,316   $    883,885
Shares issued in reinvestment of dividends     110,840       90,260        814,075        668,034
Shares repurchased                             (48,216)     (23,544)      (354,194)      (175,081)
--------------------------------------------------------------------------------------------------
NET INCREASE                                   237,737      185,181    $ 1,743,197   $  1,376,838
==================================================================================================

December 31, 2006

- RS TAX-EXEMPT FUND

                                             YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                 2006       2005           2006          2005
-------------------------------------------------------------------------------------------------
                                                      SHARES                     AMOUNT
-------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     605,320    316,889     $ 6,038,871   $ 3,246,272
Shares issued in reinvestment of dividends
   and distributions                            336,055    489,576       3,357,307     4,963,329
Shares repurchased                             (364,846)  (193,679)     (3,652,476)   (1,984,200)
-------------------------------------------------------------------------------------------------
NET INCREASE                                    576,529    612,786     $ 5,743,702   $ 6,225,401
=================================================================================================
CLASS C
Shares sold                                       2,711      5,377     $    27,150   $    55,450
Shares issued in reinvestment of dividends
   and distributions                             35,345     56,489         353,171       571,830
Shares repurchased                              (12,119)    (3,666)       (120,068)      (37,427)
-------------------------------------------------------------------------------------------------
NET INCREASE                                     25,937     58,200     $   260,253   $   589,853
=================================================================================================

- RS CASH MANAGEMENT FUND

                                               YEAR ENDED DECEMBER 31,
                                                 2006           2005
-------------------------------------------------------------------------
                                                SHARES @ $1 PER SHARE
-------------------------------------------------------------------------
CLASS A
Shares sold                                   224,008,712    191,144,428
Shares issued in reinvestment of dividends     16,662,783     10,019,075
Shares repurchased                           (227,513,933)  (247,260,891)
-------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        13,157,562    (46,097,388)
=========================================================================
CLASS B
Shares sold                                     1,781,729      1,308,497
Shares issued in reinvestment of dividends        131,095        100,850
Shares repurchased                             (4,179,921)    (4,523,198)
-------------------------------------------------------------------------
NET DECREASE                                   (2,267,097)    (3,113,851)
=========================================================================
CLASS C
Shares sold                                        39,981         14,755
Shares issued in reinvestment of dividends        215,840        119,560
Shares repurchased                               (109,878)    (2,527,403)
-------------------------------------------------------------------------
NET INCREASE/(DECREASE)                           145,943     (2,393,088)
=========================================================================
CLASS K
Shares sold                                    21,214,539     16,830,845
Shares issued in reinvestment of dividends        412,892        196,957
Shares repurchased                            (22,024,516)   (17,368,914)
-------------------------------------------------------------------------
NET DECREASE                                     (397,085)      (341,112)
=========================================================================

NOTE 8. TEMPORARY BORROWINGS

     The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund's Statement of Additional Information or the Prospectus.

December 31, 2006

NOTE 9. INVESTMENTS IN AFFILIATES(1)

     A summary of AAF transactions in affiliated issuers during the year ended December 31, 2006 is set forth below:

                                                                                                                NET
                                                                                                DIVIDENDS    REALIZED
                          BALANCE OF      GROSS        GROSS      BALANCE OF                    INCLUDED       GAINS         NET
                          SHARES HELD   PURCHASES      SALES      SHARES HELD      VALUE           IN          FROM       REALIZED
                         DECEMBER 31,      AND          AND      DECEMBER 31,   DECEMBER 31,    DIVIDEND    UNDERLYING     GAIN ON
NAME OF ISSUER               2005       ADDITIONS   REDUCTIONS       2006          2006          INCOME        FUNDS        SALES
-----------------------------------------------------------------------------------------------------------------------------------
MAJORITY-OWNED
   SUBSIDIARY
   RS S&P 500 Index
      Fund, Class A       14,890,483     183,765     2,787,897    12,286,351    $119,423,334   $1,684,972       $--      $2,198,305

NOTE 10. INDEMNIFICATIONS

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 11. SALES TRANSACTION

     On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Funds entered into a new investment advisory agreement with RS Investments as of that date. GIS' acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds. RS Investments' continued service as the investment adviser to the RS Funds after the acquisition was approved by the Funds' Board of Trustees and the shareholders of the Funds.

     All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

NOTE 12. NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities. Majority-owned subsidiaries include issuers in which the Fund held 50% or more of the outstanding voting securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF RS INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Core Equity Fund, RS Large Cap Value Fund, RS Small Cap Core Equity Fund, RS Asset Allocation Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2007

TAX DESIGNATION -- UNAUDITED

December 31, 2006

     As required by the Internal Revenue Code, the following percentages of Ordinary Income distributions for the year ended December 31, 2006 have been designated as 1) Qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction eligible for corporate shareholders:

QUALIFYING DIVIDEND INCOME:

RS Core Equity Fund              92.83%
RS Large Cap Value Fund          96.41%
RS Small Cap Core Equity Fund    56.73%
RS Asset Allocation Fund         99.84%
RS S&P 500 Index Fund            96.78%
RS International Growth Fund     93.17%
RS Emerging Markets Fund         58.30%

DIVIDEND RECEIVED DEDUCTION

RS Core Equity Fund             100.00%
RS Large Cap Value Fund         100.00%
RS Asset Allocation Fund        100.00%
RS Small Cap Core Equity         76.11%
RS S&P 500 Index Fund           100.00%

SUPPLEMENTAL INFORMATION -- UNAUDITED

MEETING OF SHAREHOLDERS On September 28, 2006, a special meeting of shareholders was held for each series of The Park Avenue Portfolio (each a "Predecessor Fund"). Voting results are shown below. At the meeting, shareholders of each Predecessor Fund approved an Agreement and Plan of Reorganization (the "Agreement and Plan"), dated August 15, 2006, between The Park Avenue Portfolio, on behalf of each Predecessor Fund, and RS Investment Trust, on behalf of each of its corresponding series referenced below.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN:

PREDECESSOR FUND                             RS FUND                   FOR            AGAINST          ABSTAIN           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Park Avenue Fund    RS Core Equity Fund              11,223,642.447     472,171.040      730,046.798    12,425,860.285
The Guardian UBS Large Cap       RS Large Cap Value Fund           6,313,347.417       4,558.798        8,289.922     6,326,196.137
Value Fund
The Guardian Park Avenue Small   RS Small Cap Core Equity Fund     6,285,219.731     222,000.071      321,654.895     6,828,874.697
Cap Fund
The Guardian Asset Allocation    RS Asset Allocation Fund          5,288,660.132     168,902.861      238,174.151     5,695,737.144
Fund
The Guardian S&P 500 Index       RS S&P 500 Index Fund            17,198,226.284      21,515.032       82,080.446    17,301,821.762
Fund
The Guardian Baillie Gifford     RS International Growth Fund      2,614,893.190      27,836.465      185,085.365     2,827,815.020
International Growth Fund
The Guardian Baillie Gifford     RS Emerging Markets Fund          7,283,653.204     149,749.976      162,965.510     7,596,368.690
Emerging Markets Fund
The Guardian Investment          RS Investment Quality Bond        9,630,833.819     138,022.815      306,972.977    10,075,829.611
Quality Bond Fund                Fund
The Guardian Low Duration Bond   RS Low Duration Bond Fund         3,252,056.296       1,735.743       12,457.000     3,266,249.039
Fund
The Guardian High Yield Bond     RS High Yield Bond Fund           9,855,764.395      21,660.282      239,342.749    10,116,767.426
Fund
The Guardian Tax-Exempt Fund     RS Tax-Exempt Fund                8,998,866.989       3,156.084       12,647.786     9,014,670.859
The Guardian Cash Management     RS Cash Management Fund         203,473,502.798   6,179,305.051   15,685,441.000   225,338,248.849
Fund

APPROVAL OF FUNDS' INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees of RS Investment Trust (the "Trust"), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the "disinterested Trustees"), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC ("GIS") with respect to RS Asset Allocation Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax Exempt Fund, and RS Cash Management Fund; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. ("UBS") with respect to RS Large Cap Value Fund; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited ("GBG") with respect to RS International Growth Fund and RS Emerging Markets Fund; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited ("BGO") with respect to RS International Growth Fund and RS Emerging Markets Growth Fund (collectively, the "Advisory Agreements"). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the mutual funds in The Park Avenue Portfolio (the "predecessor funds") into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of the predecessor funds would continue as the portfolio management personnel of the Funds.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG, under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments' fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund's expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS's proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds' performance and expenses after having observed the Funds and the GIS organization during the Funds' initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds' commencement of operations.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

TRUSTEES AND OFFICERS INFORMATION TABLE

                                                                                                  NO. OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
NAME, ADDRESS* AND      POSITION(S) HELD     TERM OF OFFICE** AND   PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
AGE                        WITH TRUST       LENGTH OF TIME SERVED     DURING PAST 5 YEARS        BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

TERRY R. OTTON+        Trustee; President   Trustee since           CEO (prior to September   35                 Trustee, RS
52 years old           and Principal        December 2006;          2005, Co-CEO, COO, and                       Variable Products
                       Executive Officer    President and           CFO and prior to August                      Trust
                                            Principal Executive     2006, CEO and CFO), RS
                                            Officer since           Investments; formerly,
                                            September 2005;         Managing Director,
                                            Co-President and        Putnam Lovell NBF Group
                                            Co-Principal            Inc., an investment
                                            Executive Officer,      banking firm.
                                            November
                                            2004-September 2005;
                                            Treasurer and
                                            Principal Financial
                                            and Accounting
                                            Officer, May
                                            2004-September 2006

DENNIS J. MANNING++    Trustee              Since August 2006       President and CEO, The    35                 Trustee, RS
60 years old                                                        Guardian Life Insurance                      Variable Products
                                                                    Company of America, an                       Trust
                                                                    insurance company
                                                                    ("Guardian Life");
                                                                    Chairman, RS
                                                                    Investments (since
                                                                    August 2006).

BENJAMIN L. DOUGLAS+   Vice President,      Vice President and      General Counsel, RS       N/A                N/A
40 years old           Secretary and        Secretary since         Investments; formerly
                       Chief Legal          February 2004; Chief    Vice President and
                       Officer              Legal Officer since     Senior Counsel, Charles
                                            August 2004             Schwab Investment
                                                                    Management Inc., an
                                                                    investment management
                                                                    firm.

JAMES E. KLESCEWSKI+   Treasurer and        Since September 2006    CFO, RS Investments;      N/A                N/A
51 years old           Principal                                    formerly CFO, JCM
                       Financial and                                Partners, LLC;
                       Accounting Officer                           formerly, CFO, Private
                                                                    Wealth Partners, LLC;
                                                                    formerly CFO, Fremont
                                                                    Investment Advisors,
                                                                    Inc.; formerly, CFO,
                                                                    Montgomery Asset
                                                                    Management, LLC, (all
                                                                    firms listed above are
                                                                    investment management
                                                                    firms.)

                                                                                                   NO. OF
                                                                                                 PORTFOLIOS
                                                                                                  IN FUND
NAME, ADDRESS* AND      POSITION(S) HELD     TERM OF OFFICE** AND   PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
AGE                        WITH TRUST       LENGTH OF TIME SERVED     DURING PAST 5 YEARS         BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND PRINCIPAL OFFICERS (CONTINUED)

JOHN J. SANDERS,       Senior Vice          Senior Vice President   Chief Compliance          N/A                N/A
JR.+                   President, Chief     since November 2004;    Officer, RS
61 years old           Compliance           Chief Compliance        Investments; formerly,
                       Officer, and         Officer since August    Chief Compliance
                       Anti-Money           2004; Anti-Money        Officer and Co-COO,
                       Laundering           Laundering Compliance   Husic Capital
                       Compliance Officer   Officer since May       Management, an
                                            2004                    investment management
                                                                    firm.

DISINTERESTED TRUSTEES

LEONARD B. AUERBACH    Trustee; Chairman    Since June 1987         Chairman and CEO, L, B,   35                 Director, Luminent
60 years old           of the Board;                                A & C, Inc., a                               Mortgage Capital,
                       Co-Chairman of the                           consulting firm;                             Inc.; Trustee, RS
                       Board, August                                formerly Managing                            Variable Products
                       2004-February 2006                           Director and CEO, AIG                        Trust
                                                                    CentreCapital Group,
                                                                    Inc., a financial
                                                                    services firm.

JUDSON BERGMAN         Trustee              Since May 2006          Founder and CEO,          35                 Trustee, RS
50 years old                                                        Envestnet Asset                              Variable Products
                                                                    Management, a provider                       Trust
                                                                    of back-office
                                                                    solutions for financial
                                                                    advisors and the wealth
                                                                    management industry.

JEROME S. CONTRO       Trustee;             Since June 2001         Partner, Tango Group, a   35                 Director, Janus
50 years old           Co-Chairman of the                           private investment                           Capital Trust;
                       Board, August                                firm.                                        Trustee, RS
                       2004-February 2006                                                                        Variable Products
                                                                                                                 Trust

JOHN W. GLYNN, JR.     Trustee              Since July 1997         President, Glynn          35                 Trustee, RS
66 years old                                                        Capital Management, an                       Variable Products
                                                                    investment management                        Trust
                                                                    firm.

                                                                                                   NO. OF
                                                                                                 PORTFOLIOS
                                                                                                  IN FUND
NAME, ADDRESS* AND      POSITION(S) HELD     TERM OF OFFICE** AND   PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
AGE                         WITH TRUST      LENGTH OF TIME SERVED     DURING PAST 5 YEARS        BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

ANNE M. GOGGIN         Trustee              Since August 2006       Attorney at law in        35                 Trustee, RS
58 years old                                                        private practice;                            Variable Products
                                                                    formerly, Partner,                           Trust
                                                                    Edwards and Angell,
                                                                    LLP; formerly, Chief
                                                                    Counsel -- Individual
                                                                    Business, Metropolitan
                                                                    Life Insurance Company,
                                                                    an insurance company;
                                                                    and Chairman, President
                                                                    and CEO, MetLife
                                                                    Advisors LLC, an
                                                                    investment management
                                                                    firm.

JOHN P. ROHAL          Trustee              Since December 2006     Private investor;         35                 Trustee, RS
59 years old                                                        formerly Chairman of                         Variable Products
                                                                    EGM Capital, LLC, an                         Trust
                                                                    investment management
                                                                    firm.

* Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

** Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+ "Interested persons" as defined by the 1940 Act by virtue of their positions with RS Investments.

++ Mr. Manning is an "interested person" under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust's investment adviser, and by virtue of his position as Chairman of RS Investments.

     The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's Web site at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments' Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

ADMINISTRATION

OFFICERS AND TRUSTEES

TERRY R. OTTON
Trustee, President, and Principal Executive Officer

LEONARD B. AUERBACH
Trustee and Chairman
Chairman and CEO, L, B, A & C, Inc.

JUDSON BERGMAN
Trustee
Founder and CEO, Envestnet Asset Management

JEROME S. CONTRO
Trustee
Partner, Tango Group

JOHN W. GLYNN, JR.
Trustee
President, Glynn Capital Management

ANNE M. GOGGIN
Trustee
Attorney at Law

DENNIS J. MANNING
Trustee
President and Chief Executive Officer, The Guardian Life Insurance Company of America

JOHN P. ROHAL
Trustee

BENJAMIN L. DOUGLAS
Secretary, Chief Legal Officer, and Vice President

JAMES E. KLESCEWSKI
Treasurer and Principal Financial and Accounting Officer

JOHN J. SANDERS, JR.
Chief Compliance Officer and Senior Vice President

INVESTMENT ADVISER

RS INVESTMENT MANAGEMENT CO. LLC
388 Market Street, San Francisco, CA 94111

DISTRIBUTOR

GUARDIAN INVESTOR SERVICES LLC
7 Hanover Square, New York, NY 10004

TRANSFER AGENT AND DISBURSING AGENT

BOSTON FINANCIAL DATA SERVICES
Kansas City, MO 1-800-766-Fund (3863), option 3

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
North Quincy, MA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
San Francisco, CA

LEGAL COUNSEL

ROPES & GRAY LLP
Boston, MA

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES

[PHOTO OF TERRY R. OTTON]

TERRY R. OTTON is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS's mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

[PHOTO OF JAMES E. KLESCEWSKI]

JAMES E. KLESCEWSKI joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

[PHOTO OF BENJAMIN L. DOUGLAS]

BENJAMIN L. DOUGLAS joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

[PHOTO OF JOHN J. SANDERS, JR.]

JOHN J. SANDERS, JR. joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund's Board of Trustees.


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
388 MARKET STREET SAN FRANCISCO CA 94111 | www.RSinvestments.com | CALL 800-766-FUND

EB-011566 4/07

[RS|investments LOGO]




ITEM 2. CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The  Registrant's  board of  trustees  has  determined  that each of  Leonard B.
Auerbach, Judson Bergman, Jerome S. Contro and John W. Glynn is an audit committee financial expert serving on its audit committee. Each of those individuals is "independent," as defined by this Item 3.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A)-(D)

Fees for services rendered to the Registrant by its principal accountant

Fiscal Year Ended        Audit Fees *     Audit-Related Fees     Tax Fees *     All Other Fees*
December 31, 2005        $455,456         $ -                    $93,285        $ -
December 31, 2006 **     $692,411         $ -                    $183,885       $ -

* Fees are exclusive of out of pocket expenses.

** Fees for the period ended December 31, 2006 include fees for services rendered by the Registrant's principal accountant to 12 new series of the Registrant that were launched on October 9, 2006 following the reorganization of 12 series of The Park Avenue Portfolio (the "predecessor funds") as series of the Registrant.

Fees for services rendered by the Registrant's principal accountant to the Registrant's investment adviser (not including sub-advisers whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement related directly to the operations and financial reporting of the Registrant.

Fiscal Year Ended     Audit-Related Fees     Tax Fees *     All Other Fees *

December 31, 2005     $45,000                $37,500        $150,000

December 31, 2006     $45,000                $37,500        $145,000


* Fees are exclusive of out of pocket expenses.

Audit-Related Fees represent fees billed in the Registrant's last two fiscal years for services traditionally performed by the Registrant's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the Registrant's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the Registrant's last two fiscal years for services relating to examination of investment management controls.

  (e)(1) The Registrant's Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

  (e)(2) None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant are $227,990 for 2005 and $1,539,352 for 2006. For the period ended December 31, 2006, fees include fees billed by the Registrant's accountant to Guardian Investor Services LLC which acquired a majority ownership interest in RS Investments, the Registrant's investment adviser, on August 31, 2006.

     (h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.



Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of this item.

ITEM 11. CONTROLS AND PROCEDURES.


(a) The Registrant's principal executive officer and principal financial officer have concluded, as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))), required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)), that the design and operation of such procedures are effective to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. Since the end of the period covered by this report and prior to the date of filing of this Form N-CSR/A, the Registrant has implemented certain additional internal controls with respect to the calculation and presentation of certain performance information, as reflected in the revised shareholder report filed as part of this Form N-CSR/A.




ITEM 12. EXHIBITS.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              RS INVESTMENT TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Terry R. Otton
                         -------------------------------------------------------
                          Terry R. Otton, President
                          (principal executive officer)

Date   April 13, 2007
    ----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Terry R. Otton
                         -------------------------------------------------------
                          Terry R. Otton, President
                          (principal executive officer)

Date   April 13, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ James E. Klescewski
                         -------------------------------------------------------
                          James E. Klescewski, Treasurer
                          (principal financial officer)

Date   April 13, 2007
    ----------------------------------------------------------------------------




* Print the name and title of each signing officer under his or her signature.